UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Steven I. Koszalka

American Funds Insurance Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Insurance Series® Semi-annual report for the six months ended June 30, 2018

We believe in
investing in global
companies for the
long term.

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	Fund reviews

Investment portfolios

45	Global Growth Fund
48	Global Small Capitalization Fund
52	Growth Fund
55	International Fund
58	New World Fund®
62	Blue Chip Income and Growth Fund
65	Global Growth and Income Fund
68	Growth-Income Fund
71	International Growth and Income Fund
74	Capital Income Builder®
78	Asset Allocation Fund
83	Global Balanced Fund
88	Bond Fund
94	Global Bond Fund
100	High-Income Bond Fund
105	Mortgage Fund
109	Ultra-Short Bond Fund
111	U.S. Government/AAA-Rated Securities Fund
115	Managed Risk Growth Fund
116	Managed Risk International Fund
117	Managed Risk Blue Chip Income and Growth Fund
118	Managed Risk Growth-Income Fund
119	Managed Risk Asset Allocation Fund
120	Financial statements

Fellow investors:

Global stocks were little changed for the six months ended June 30, 2018, with the MSCI ACWI (All Country World Index)1 — a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes — returning –0.43%. Strong corporate earnings and ongoing central bank stimulus measures helped mitigate investor concerns about deteriorating trade relations, uncertainty related to political elections and rising U.S. interest rates.

The United States had one of the strongest markets, as the MSCI USA Index1 (a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market) advanced 2.90%. The U.S. economic expansion continued into its 10th year, showing sustained strength even as trade tariffs led to heightened global tensions and occasionally volatile markets. Rising wages and low unemployment supported consumer spending, while inflation has only gradually accelerated. A sweeping overhaul of the tax code and a lightening of the regulatory regime boosted earnings projections for companies in certain sectors. Higher confidence also led many companies to increase capital expenditures and employee compensation.

Repeating a theme, information technology companies in particular advanced, supported by generally better than expected corporate earnings in the sector. Stocks of cyclical companies led gains, outpacing those in more defensive companies amid continued evidence of a broad-based global economic recovery, though recently there have been some signs of slowing in the rest of the world. In the current environment, there have been spikes in market volatility. For instance, volatility peaked at the beginning of the year as investor anxieties around inflationary pressures and climbing interest rates sent markets sharply lower, resulting in the first market correction (or roughly 10% loss) since early 2016. More recent bouts of volatility have been due to more aggressive U.S. trade policy.

The U.S. Federal Reserve increased short-term interest rates in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year. These rate hikes are steps toward normalization after central banks have pursued accommodative monetary policies focused on healing stresses in the global financial system caused by the 2008 financial crisis.

In Europe, markets have been pressured by political turmoil in Italy and Spain, and the eurozone grew at a slower pace. Share prices declined as Italian leaders struggled to form a coalition government amid investor worries about Italy leaving the EU, and U.S. officials announced tariffs on steel and aluminum imports from allies, including the European Union, Mexico and Canada. In June, the European Central Bank announced it plans to end quantitative easing at the end of the year given the right economic conditions. Overall, the MSCI Europe Index lost 3.23% led by Austria (-8.69%), Germany (–7.39%) and Switzerland (–6.92%). Elsewhere among developed

See page 2 for footnotes.

American Funds Insurance Series	1

markets, Japanese equities slipped 2.03% with news of a decrease in the country’s GDP and as Japan’s policy board lowered its inflation expectations for 2018 amid tepid wage growth. Outside developed economies, most emerging markets were negatively impacted by a strengthening U.S. dollar and political uncertainty ahead of elections in several developing countries. Economic conditions in Turkey (–29.61%) and Brazil (–17.29%) hurt sentiment as well.

In bond markets, U.S. investment-grade debt (as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Index2 of BBB/Baa-rated and above publically issued U.S. corporate and foreign debentures and secured notes) declined 3.27%, while U.S. high-yield corporate debt (as measured by the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index2 of fixed-rate, non-investment-grade debt that limits the maximum exposure of any one issuer to 2%) marginally rose 0.16%, as investors sought higher yields than those offered by U.S. Treasuries. Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds lost 1.46%, while the Bloomberg Barclays U.S. Aggregate Index2 (which measures U.S. investment-grade bonds) fell 1.62%. The 10-year Treasury yield, which stood at 2.40% on December 31, 2017, rose to 2.85%. U.S. dollar–denominated emerging markets bonds, as measured by the J.P. Morgan EMBI (Emerging Markets Bond Index) Global3, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, (including Brady bonds, loans and Eurobonds) fell 5.23% hurt by rising U.S. Treasury yields and a dollar rally.

The U.S. dollar appreciated against most currencies. In developed markets, the Canadian dollar (–4.75%), euro (–2.77%) and the Swiss franc (–1.86%) slid, while the Japanese yen (1.70%) gained against the greenback.

American Funds Insurance Series funds recorded mixed returns during the period and select funds with exposure to growth stocks enjoyed the highest returns.

The road ahead

The U.S. economy is healthy and appears to have recovered from the 2008-2009 financial crisis. Although conventional wisdom is that higher interest rates are bad for stocks, that’s not always the case. When U.S. rates rise against a backdrop of a strong economy, equities can rise along with bond yields. As such, we remain optimistic about the long-term outlook for U.S. equity markets. The current synchronized global economic recovery is also supportive of underlying corporate earnings growth in the U.S., while relatively low inflation, moderately rising commodity prices and broadly accommodative monetary policies should provide a favorable backdrop.

That said, we think equity valuations are above average in the United States, and geopolitical risks are rising. Thus, we may be entering a more moderate return environment compared to the strong returns of the past few years. Trade tensions between the U.S. and China pose challenges to global commerce and we will be watching those events closely. This and other trade disputes, coupled with tighter U.S. monetary policy, are likely to produce further market volatility. In addition, the adjustment to a more normalized interest rate environment could spark subsequent temporary downturns as the market adapts to fewer stimulus measures.

We remain confident in our ability to find attractive companies for the long term. We continue to stay the course of conducting deep fundamental research, with a long-term horizon, and an eye toward valuation and risk. We are optimistic that our robust investment process, and our ability to identify solid companies at good valuations based on bottom-up analysis, can serve our investors well in the long run.

We continue to have confidence this will remain the case, and thank you for your support. We look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro
President

August 14, 2018

All market indexes referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.
[2]	Source: Bloomberg Index Services Ltd.
[3]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for Global Growth and Income Fund from May 1, 2006, through December 31, 2008, for International Growth and Income Fund from November 18, 2008, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for all managed risk funds except Managed Risk Blue Chip Income and Growth Fund and Managed Risk Asset Allocation Fund. The waivers and reimbursements will be in effect through at least May 1, 2019, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series –International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series –Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 3.18% for the six months ended June 30, 2018, compared with a 0.43% decrease for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. As information technology stocks continued to push higher, defensive stocks pulled markets lower — weighed down by losses in the consumer staples and telecommunication services sectors.

An eclectic mix of financials and consumer discretionary investments boosted the fund’s relative returns. Amazon reported strong first-quarter earnings that beat analyst estimates thanks to Prime and Amazon Web Services, and was the top contributor to the fund’s returns. India’s fourth-largest private sector bank, Kotak Mahindra, was also additive as the company surged on solid fourth-quarter earnings.

Investments in consumer staples were the biggest drag on results. British American Tobacco hindered returns the most amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation.

On a geographic basis, stocks of companies domiciled in the U.S., Germany and the Netherlands were additive to results, while stocks of companies based in the U.K., the Philippines and Finland lagged.

Despite soaring valuations, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Country diversification by domicile	Percent of net assets
The Americas
United States	39.5%
Other	1.4
40.9

Europe
United Kingdom	7.8
Netherlands	4.9
France	4.5
Switzerland	2.9
Germany	1.5
Russian Federation	1.4
Denmark	1.3
Spain	1.1
Other	2.3
27.7

Asia/Pacific Basin
China	5.5
Japan	4.6
Taiwan	3.8
Hong Kong	3.2
India	1.9
Other	1.8
20.8

Other regions
South Africa	1.3

Short-term securities & other assets less liabilities	9.3

Total	100.0%

4	American Funds Insurance Series

Global Growth Fund

Largest individual equity securities	Percent of net assets
Amazon	7.11%
ASML	3.70
Alphabet	3.60
TSMC	3.25
Facebook	2.78
Microsoft	2.49
Airbus Group	2.20
Visa	2.11
AIA Group	2.09
Alibaba Group	2.00

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1	3.18%	14.52%	12.67%	9.12%	10.03%	.55%
Class 1A	3.07	14.26	12.40	8.86	9.76	.80	[2]
Class 2	3.03	14.24	12.38	8.85	9.76	.80
Class 4	2.92	13.92	12.13	8.62	9.50	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 4.58% for the six months ended June 30, 2018. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 1.46%.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing global economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. As information technology stocks continued to push higher, defensive stocks pulled markets lower — weighed down by losses in the consumer staples and telecommunication services sectors.

Fund holdings in the health care sector, which include companies specializing in everything from biotechnology and pharmaceuticals to life sciences tools and services industries, aided returns. Wuxi Biologics and Insulet Corporation surged to all-time highs led by strong earnings and revenue growth, respectively. However, the fund’s investments in industrials stocks, such as International Container Terminal Services and Johnson Electric Holdings, hurt results.

While investments in U.S. companies were additive to returns, investments in companies domiciled in the Philippines detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit our shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds some 200 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

Country diversification by domicile	Percent of net assets
The Americas
United States	42.3%
Canada	2.5
Other	.6
45.4

Asia/Pacific Basin
Japan	7.8
China	5.1
India	4.3
Hong Kong	3.3
Taiwan	1.3
South Korea	1.2
Thailand	1.2
Philippines	1.1
Other	1.3
26.6

Europe
United Kingdom	11.0
Germany	1.6
Sweden	1.3
Italy	1.0
Other	4.4
19.3

Short-term securities & other assets less liabilities	8.7

Total	100.0%

Largest individual equity securities	Percent of net assets
GW Pharmaceuticals	2.42%
Insulet	1.76
Integra LifeSciences Holdings	1.54
iRhythm	1.53
Kotak Mahindra Bank	1.50
Melco International Development	1.25
China Biologic Products	1.21
Madrigal Pharmaceuticals	1.16
GVC Holdings	1.15
ENN Energy Holdings	1.14

6	American Funds Insurance Series

Global Small Capitalization Fund

Average annual  total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	4.58%	17.00%	10.38%	6.11%	9.79%	.74%
Class 1A	4.49	16.74	10.13	5.86	9.52	.99	[2]
Class 2	4.46	16.68	10.11	5.85	9.52	.99
Class 4	4.33	16.43	9.84	5.60	9.25	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 9.95% for the six months ended June 30, 2018, compared with a 2.65% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. Repeating a common theme, information technology companies advanced, supported by generally better than expected corporate earnings in the sector. Outside the U.S., European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Investments in the consumer discretionary and health care sectors boosted the fund’s returns. Among the fund’s top contributors to returns (posting at least double-digit gains) were consumer discretionary companies Amazon and Netflix. As Amazon’s Prime subscriber base exceeded 100 million, an increase in the number of subscriptions for Netflix boosted the company’s revenue growth. Some companies in the financials sector detracted from absolute results, led by Wells Fargo as the bank came under continued pressure because of probes into its sales practices.

Although U.S. economic growth remained strong, the fund’s portfolio managers are keeping a close watch on economic indicators, such as wage growth and fiscal policy, including outcomes of the recent U.S. tax bill. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest individual equity securities	Percent of net assets
Amazon	7.57%
Facebook	5.53
Alphabet	4.82
Microsoft	4.30
Netflix	3.20
Broadcom	3.06
UnitedHealth Group	2.98
ASML	2.75
Tesla	2.41
Wells Fargo	2.15

8	American Funds Insurance Series

Growth Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	9.95%	22.81%	16.42%	10.46%	12.95%	.35%
Class 1A	9.81	22.51	16.14	10.19	12.67	.60	[2]
Class 2	9.83	22.52	16.13	10.19	12.67	.60
Class 3	9.86	22.60	16.21	10.26	12.74	.53
Class 4	9.68	22.20	15.84	9.93	12.39	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund marginally declined 0.02% for the six months ended June 30, 2018. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), fell 3.77%.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. As information technology stocks continued to push higher, defensive stocks pulled markets lower – weighed down by losses in the consumer staples and telecommunication services sectors.

Investments in the utilities sector boosted returns with ENN Energy and China Gas Holdings among the top contributors thanks to rising demand for natural gas in China. Investments in the financials sector hindered absolute results, pressured by geopolitical headwinds and a flattening yield curve.

The fund’s portfolio managers continue to monitor key indicators in advanced countries – from wage growth and inflation dynamics to the impact of technology and demographics on productivity – as they seek the flexibility to pivot to areas of opportunity. Our focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping us identify investments that we believe represent the best value over the long term.

Country diversification by domicile	Percent of net assets
Asia/Pacific Basin
Japan	13.4%
China	8.5
Hong Kong	8.0
India	6.1
South Korea	5.2
Australia	1.3
Other	2.0
44.5

Europe
United Kingdom	13.3
France	9.4
Switzerland	4.2
Germany	2.8
Spain	2.4
Netherlands	1.9
Ireland	1.5
Other	2.5
38.0

The Americas
Canada	3.3
Brazil	2.3
United States	1.5
Other	.1
7.2

Other regions
Israel	1.7
Other	.7
2.4

Short-term securities & other assets less liabilities	7.9

Total	100.0%

Largest equity securities	Percent of net assets
Airbus Group	3.48%
AIA Group	3.34
HDFC Bank	2.58
Samsung Electronics	2.52
Tencent	2.32
Alibaba Group Holding	2.11
Novartis	1.97
Teva Pharmaceutical Industries	1.71
Royal Dutch Shell	1.48
Rolls-Royce Holdings	1.40

10	American Funds Insurance Series

International Fund

Average annual  total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	–.02%	11.56%	8.65%	4.92%	8.39%	.54%
Class 1A	–.13	11.30	8.38	4.66	8.12	.79	[2]
Class 2	–.16	11.30	8.37	4.66	8.12	.79
Class 3	–.10	11.35	8.45	4.73	8.20	.72
Class 4	–.28	11.01	8.10	4.42	7.86	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was down 3.89% for the six months ended June 30, 2018. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), marginally declined 0.43%. The MSCI Emerging Markets Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), decreased by 6.66%.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. Emerging markets were under pressure due to a stronger U.S. dollar, geopolitics and tightening global liquidity.

The fund’s relative returns outpaced most emerging markets. Investments in the information technology and energy sectors were beneficial to the fund. Condiment maker Foshan Haitian Flavoring & Food rose on the back of China’s strong economic growth. Among detractors, investments in the financials sector hurt results with Grupo Financiero Galicia hindering returns despite reporting strong fourth-quarter profits.

While the broad stock market has rallied amid a global economic recovery, at this point in the market cycle selectivity and close attention to individual holdings are particularly important. The fund’s portfolio managers continue to pursue a bottom-up approach to investing and continue to search for undervalued companies with solid foundations around the world.

Country diversification by domicile	Percent of net assets
Asia/Pacific Basin
China	14.8%
India	13.0
Japan	3.8
Taiwan	2.9
Hong Kong	2.3
South Korea	1.1
Australia	1.0
Other	2.1
41.0

The Americas
United States	12.6
Brazil	6.7
Canada	2.5
Argentina	2.0
Mexico	1.3
Other	.6
25.7

Europe
United Kingdom	8.0
France	3.6
Russian Federation	2.5
Switzerland	1.7
Other	2.7
18.5

Other regions
South Africa	1.2
Other	1.0
2.2

Short-term securities & other assets less liabilities	12.6

Total	100.0%

Largest equity securities	Percent of net assets
Reliance Industries	5.52%
TSMC	2.58
First Quantum Minerals	2.46
HDFC Bank	2.35
British American Tobacco	2.31
Airbus Group	2.05
Pagseguro Digital	1.97
Alphabet	1.97
Alibaba Group Holding	1.81
AIA Group	1.64

12	American Funds Insurance Series

New World Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio

Class 1	–3.89%	8.81%	6.16%	4.17%	8.34%	.76%
Class 1A	–3.99	8.53	5.90	3.91	8.07	1.01	[2]
Class 2	–4.01	8.54	5.89	3.91	8.07	1.01
Class 4	–4.13	8.23	5.62	3.66	7.80	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 0.47% for the six months ended June 30, 2018, trailing the 2.65% rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. Repeating a common theme, information technology companies advanced, supported by generally better than expected corporate earnings in the sector. Outside the U.S., European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Investments in information technology and consumer discretionary companies boosted absolute results. Among the fund’s top contributors to absolute returns (posting double-digit gains) was consumer discretionary company Twenty-First Century Fox, which reported fiscal second-quarter earnings above analyst estimates led by higher revenues from its cable networking business.

Fund holdings in the consumer staples sector hindered returns. Investments in tobacco companies, such as Altria Group and British American Tobacco, hurt results amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation. Given the fund’s focus on investing in dividend-paying stocks, a lack of investments in certain growth stocks in the consumer discretionary sector – such as Amazon and Netflix – hampered relative results.

The fund’s portfolio managers are keeping a close watch on U.S. fiscal policy and geopolitics and its implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of generating positive cash flow in myriad economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest individual equity securities	Percent of net assets
AbbVie	6.84%
Wells Fargo	4.17
Amgen	3.28
Intel	3.08
Microsoft	3.04
EOG Resources	2.96
Abbott Laboratories	2.93
Teva Pharmaceutical Industries	2.90
CSX	2.75
Gilead Sciences	2.62

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio

Class 1.47%		11.36%	12.92%	9.96%	6.67%	.41%
Class 1A	.32	11.08	12.65	9.69	6.41	.66	[2]
Class 2.29		10.99	12.63	9.68	6.40	.66
Class 4.14		10.75	12.40	9.47	6.17	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund declined 0.79% for the six months ended June 30, 2018, compared with a 0.43% decrease in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. In Europe, markets have been pressured by political turmoil in Italy and Spain, while the eurozone grew at a slower pace. As information technology stocks continued to push higher, defensive stocks pulled markets lower — weighed down by losses in the consumer staples and telecommunication services sectors.

Several sectors including health care contributed to the fund’s returns. Health care companies UnitedHealth Group and Centene rallied on solid earnings reports and were among the top contributors to results. On the downside, investments in the consumer staples sector hindered returns. British American Tobacco was the top detractor amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation.

On a country basis, holdings in the U.S. and Denmark contributed the most to absolute returns, and holdings in the U.K. and Brazil were a drag on returns.

The fund’s portfolio managers recognize that we are in the late stages of a synchronized global economic recovery. With quantitative easing programs ending or set to end in the U.S. and Europe, the fund’s managers remain cautiously optimistic about the prospects of the global economy and are monitoring the potential impact of rising interest rates on global growth. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with sustainable dividends and income.

Country diversification by domicile	Percent of net assets
The Americas
United States	36.5%
Brazil	3.8
Mexico	2.9
Other	.9
44.1

Europe
United Kingdom	11.1
France	6.4
Switzerland	2.8
Germany	2.1
Denmark	2.0
Ireland	1.3
Netherlands	1.0
Other	1.0
27.7

Asia/Pacific Basin
Japan	6.6
Taiwan	4.4
India	3.4
China	3.2
Hong Kong	1.1
Other	2.4
21.1

Other regions
Israel	.3

Short-term securities & other assets less liabilities	6.8

Total	100.0%

Largest equity securities	Percent of net assets
Nintendo	4.00%
British American Tobacco	3.32
Microsoft	3.11
Airbus Group	2.89
TSMC	2.58
UnitedHealth Group	2.45
Reliance Industries	2.03
Century Aluminum	1.76
United Microelectronics	1.50
Ørsted	1.46

16	American Funds Insurance Series

Global Growth and Income Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	–.79%	9.16%	10.07%	7.14%	6.91%	.63%
Class 1A	–.99	8.91	9.82	6.89	6.66	.88	[2]
Class 2	–.90	8.92	9.81	6.88	6.65	.88
Class 4	–1.12	8.58	9.51	6.63	6.40	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 6.58% for the six months ended June 30, 2018. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 2.65%.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. Repeating a common theme, information technology companies advanced, supported by generally better than expected corporate earnings in the sector. Outside the U.S., European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Regarding the fund, investments in the consumer discretionary sector contributed the most to the fund’s returns. Among consumer discretionary companies, Netflix and Amazon contributed the most to the fund’s results on the back of strong first-quarter earnings. As Amazon’s Prime subscriber base exceeded 100 million, an increase in the number of subscriptions for Netflix boosted the company’s revenue growth. On the downside, investments in the consumer staples sector weighed on absolute returns. British American Tobacco hindered sector results the most amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation.

The fund’s portfolio managers continue to look for compelling investment opportunities, while being cognizant that company valuations, in some cases, are elevated later in the market cycle.

Largest equity securities	Percent of net assets
Netflix	3.70%
Alphabet	3.37
Amazon	3.20
Microsoft	2.91
Facebook	2.15
AbbVie	1.93
UnitedHealth Group	1.69
JPMorgan Chase	1.56
Intel	1.45
Amgen	1.45

18	American Funds Insurance Series

Growth-Income Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	6.58%	18.99%	14.56%	10.16%	11.48%	.28%
Class 1A	6.46	18.69	14.29	9.90	11.21	.53	[2]
Class 2	6.44	18.68	14.27	9.88	11.21	.53
Class 3	6.50	18.75	14.35	9.96	11.28	.46
Class 4	6.33	18.39	13.98	9.63	10.93	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund declined 1.87% for the six months ended June 30, 2018, compared to the 3.77% decline in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, were little changed despite solid corporate earnings and ongoing central bank stimulus measures. Gains were tempered by signs of slowing economic growth, investor concerns around rising interest rates, mounting inflation pressures and escalating trade tensions between the U.S. and China. A stronger U.S. dollar and geopolitics weighed on emerging markets. In Europe, markets have been pressured by political turmoil in Italy and Spain, while the eurozone grew at a slower pace. As information technology stocks continued to push higher, defensive stocks pulled markets lower — weighed down by losses in the consumer staples and telecommunication services sectors.

The best contributors to the fund’s relative returns were the health care and industrials sectors due in part to good stock selection. Health care companies Hikma Pharmaceuticals and Daiichi Sankyo recorded double-digit returns and were the top contributors to the fund’s returns, despite reporting lower operating profits for the year that ended 2017 than for the previous period.

On the downside, investments in the financials sector detracted from the fund’s returns, pressured by geopolitical headwinds and a flattening yield curve. Among financials, Banco Santander and KB Financial Group were a drag on results, despite reporting growth in first-quarter profits.

The fund’s portfolio managers continue to monitor global geopolitics that may derail economic growth, and are optimistic that global research combined with the fund’s flexible mandate will help us identify attractive investment opportunities.

Country diversification by domicile	Percent of net assets
Europe
United Kingdom	22.4%
France	10.2
Switzerland	4.7
Germany	2.8
Spain	2.7
Russian Federation	2.4
Sweden	1.9
Denmark	1.8
Netherlands	1.6
Portugal	1.3
Norway	1.2
Italy	1.2
Other	1.3
55.5

Asia/Pacific Basin
China	7.6
Japan	6.3
Hong Kong	5.3
South Korea	4.3
India	3.2
Other	2.3
29.0

The Americas
Brazil	3.4
United States	1.1
Other	1.1
5.6

Other regions
Israel	1.2
Other	.7
1.9

Short-term securities & other assets less liabilities	8.0

Total	100.0%

Largest individual equity securities	Percent of net assets
Royal Dutch Shell	4.58%
Rio Tinto	4.16
British American Tobacco	3.21
HDFC Bank	2.58
Novartis	2.21
Airbus	2.03
Zurich Insurance Group	1.87
Shanghai International Airport	1.86
Samsung Electronics	1.85
Ørsted	1.82

20	American Funds Insurance Series

International Growth and Income Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	–1.87%	6.43%	5.70%	9.59%	.65%
Class 1A	–2.00	6.15	5.46	9.33	.90	[2]
Class 2	–1.98	6.13	5.44	9.32	.90
Class 4	–2.12	5.88	5.20	9.09	1.15

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, lost 2.11% for the six months ended June 30, 2018. During the same period, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), declined 0.43%. The Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), fell by 1.62%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 declined 0.72%. The Lipper Global Equity Income Funds Average,4 a measure of similar funds, decreased by 2.40%.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

In the equity portfolio, the best contributors to the fund’s absolute returns included investments in the consumer discretionary and industrials sectors. Synchronized global economic growth was accompanied by an uptick in capital spending in the U.S. that is expected to benefit companies in the industrials sector such as Boeing. Airbus also contributed to the fund’s results as the European plane maker promised to deliver more jets than ever before.

On the downside, investments in the consumer staples and telecommunication services sectors detracted from returns. While Vodafone hindered results the most amid news that its CEO is stepping down, Philip Morris International was among the top detractors amid mixed first-quarter earnings led by investor concerns about growth of its new tobacco products and loss of market share in many of its brands. The fixed income portfolio detracted from the fund’s relative returns due to curve positioning.

As the U.S. economy and markets ring in another year of expansion, the fund’s portfolio managers are monitoring these twin factors and remain confident about the prospects of continued economic growth in the near future. Portfolio managers are also optimistic that our bottom up approach to investing will help us identify attractive long-term investment opportunities, despite higher equity valuations in the U.S.

Country diversification by domicile	Percent of net assets
The Americas
United States	53.3%
Canada	2.7
56.0

Europe
United Kingdom	14.2
France	3.7
Switzerland	2.7
Italy	1.6
Sweden	1.3
Netherlands	1.3
Other	2.5
27.3

Asia/Pacific Basin
Hong Kong	3.2
Taiwan	2.0
Japan	1.5
Other	1.5
8.2

Short-term securities & other assets less liabilities	8.5

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	Lifetime (since May 1, 2014)	Expense ratio

Class 1	–2.11%	2.42%	3.25%	.54%
Class 1A	–2.23	2.20	2.99	.79	[5]
Class 2	–2.32	2.09	3.12	.79
Class 4	–2.36	1.92	2.73	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, rose 1.14% for the six months ended June 30, 2018. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which measures investment-grade U.S. bonds (rated BBB/Baa and above), declined 1.62%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 1.00%.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Fund holdings in the information technology sector contributed the most to the fund’s absolute returns. Microsoft, led by strong third-quarter earnings, was a top contributor to the fund’s returns as the company continued to push into cloud computing and related software. Sales in the company’s personal computing segment also rose. Among other information technology companies, ASML and Intuit also enjoyed double-digit returns as both companies contributed to results.

Investments in the consumer staples sector detracted from the fund’s returns. British American Tobacco hindered sector returns the most amid uncertainty regarding the outlook for traditional tobacco products and tighter regulation. The fund’s fixed income holdings were also a drag on relative returns due to curve positioning.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of the current administration’s decisions regarding fiscal policy and trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

Largest individual equity securities	Percent of net assets
Microsoft	2.75%
UnitedHealth Group	2.26
TSMC	2.24
ASML Holding	1.68
VeriSign	1.66
DowDuPont	1.50
Noble Energy	1.43
Broadcom	1.36
Johnson & Johnson	1.36
Intel	1.33

24	American Funds Insurance Series

Asset Allocation Fund

Average annual  total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	1.14%	8.82%	9.30%	7.96%	8.58%	.29%
Class 1A	1.00	8.54	9.04	7.70	8.31	.54	[4]
Class 2.98		8.51	9.02	7.69	8.31	.54
Class 3	1.07	8.63	9.10	7.77	8.38	.47
Class 4.86		8.23	8.79	7.47	8.05	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund declined 0.47% for the six months ended June 30, 2018. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), decreased by 0.43%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of investment-grade bonds (rated BBB/Baa and above), fell 1.46%. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index,3 a blend of the two indexes, declined 0.79%.

U.S. equity markets continued to advance, even as trade tensions and higher interest rates weighed on investor sentiment and heightened geopolitical tensions led to increased market volatility. Repeating a common theme, information technology companies advanced, supported by generally better than expected corporate earnings in the sector. Outside the U.S., European stocks declined as signs of slowing economic growth and escalating trade tensions dampened investor sentiment. Emerging markets fell as investors weighed the ramifications of a strengthening U.S. dollar and uncertainty related to elections in Latin America.

Investments in the consumer discretionary sector boosted the fund’s returns, with Amazon among the top contributors. Amazon reported strong first-quarter earnings that beat analyst estimates thanks to Prime and Amazon Web Services. On the downside, investments in the information technology sector hindered returns. Brazilian online-payment company PagSeguro detracted the most from the fund’s returns as the company’s share price remained volatile since its IPO in January. In fixed income, currency exposure detracted from the fund’s returns led by emerging market debt.

The fund’s portfolio managers exercise caution and continue to monitor geopolitics that may derail the global economic recovery. Portfolio managers continue to stay the course of focusing on global research and bottom-up analysis.

Largest sectors in common stock holdings	Percent of net assets
Information technology	12.8%
Financials	7.8
Health care	6.3
Industrials	6.3
Energy	5.7

Largest fixed income holdings (by issuer)	Percent of net assets
U.S. Treasury	10.5%
Japanese Government	3.5
Mexican Government	1.1
Polish Government	1.1
Fannie Mae	1.0

26	American Funds Insurance Series

Global Balanced Fund

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short–term securities & other assets less liabilities	Total
U.S. dollars	29.3%	18.6%	.2%	4.9%	53.0%
Euros	9.1	3.3	1.0	—	13.4
Japanese yen	4.8	3.5	1.4	—	9.7
British pounds	7.0	.7	.1	—	7.8
Swiss francs	2.7	—	—	—	2.7
Hong Kong dollars	2.5	—	—	—	2.5
New Taiwan Dollar	1.3	—	—	—	1.3
Other currencies	5.1	7.2	(2.7)	—	9.6
					100.0%

Largest equity securities	Percent of net assets
Nintendo	1.67%
ASML	1.61
Humana	1.60
PagSeguro Digital	1.58
Amazon	1.38
Boeing	1.36
Microsoft	1.36
HSBC	1.31
TSMC	1.28
JPMorgan Chase	1.20

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	–.47%	7.33%	6.72%	5.90%	.71%
Class 1A	–.55	7.13	6.50	5.67	.96	[4]
Class 2	–.55	7.01	6.46	5.64	.96
Class 4	–.71	6.78	6.39	5.54	1.21

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund declined by 1.76% for the six months ended June 30, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,1 which measures investment-grade U.S. bonds (rated BBB/Baa and above), was down 1.62%.

Rising yields made for mixed results across bond sectors. The 10-year Treasury yield rose 45 basis points, as the Federal Reserve hiked the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year. Concerns about more restrictive U.S. trade policy helped prevent longer dated Treasury yields from rising further.

The fund’s curve positioning hurt relative returns, but our conviction in our curve steepener position has grown as the U.S. Treasury yield curve has flattened.

On the whole, the U.S. economy appears to be in good shape and is expected to grow at a moderate pace. Higher interest rates in the U.S. are a potential source of tailwinds, as higher income can help offset any potential capital losses from rising rates. The fund’s portfolio managers are optimistic about total return attributes for investing in a spectrum of fixed income securities, including U.S. and emerging market debt.

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	25.1%
Fannie Mae	15.7
Ginnie Mae	4.5
Freddie Mac	3.3
Mexican Government	2.4
Teva Pharmaceutical	1.7
Japanese Government	1.5
State of Illinois	1.4
Portuguese Government	1.3
Bank of America	1.1

28	American Funds Insurance Series

Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

Class 1	–1.76%	–.55%	2.38%	3.07%	4.55%	.38%
Class 1A	–1.87	–.79	2.13	2.82	4.29	.63	[2]
Class 2	–1.92	–.81	2.12	2.81	4.29	.63
Class 4	–1.94	–.98	1.88	2.57	4.04	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund declined by 1.54% for the six months ended June 30, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), was down 1.46%.

Bonds generated mixed returns across the board, including developed and emerging markets debt. The U.S. Federal Reserve raised the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year, for a total of four in 2018. Other factors, including global trade conflicts, helped prevent longer dated Treasury yields from rising further. Outside the U.S., the European Central Bank left interest rates unchanged, despite signs of improving economic growth and higher inflation. The U.S. dollar appreciated against the euro, the yen and most other currencies.

Low exposure to euro-zone denominated debt combined with above-benchmark investments in Mexican and Polish debt contributed notably to relative returns. On the downside, duration positioning hampered results amid rising yields.

The fund’s portfolio managers maintain a cautious approach to investing in global bond markets and believe that our global research can help identify attractive long-term investments around the world. Having the flexibility to diversify and adjust exposure by country, sector and currency continues to serve as a hallmark of the fund’s approach to global investing.

Currency weighting (after hedging) by country		Percent of net assets
United States[2]		51.8%
Japan		16.5
Euro zone[3]		16.0
Mexico		2.6
United Kingdom		2.6
Denmark		1.8
Poland		1.5
Malaysia		1.1
Other		6.1
Total		100.0%

Non-U.S. government bonds by country
Japan		10.5%
Euro zone[3]:
Germany	2.4%
Spain	2.0
Portugal	1.6
Italy	1.3
Belgium	1.0
Other	1.7	10.0
Poland		3.9
Mexico		3.2
India		2.9
United Kingdom		2.0
Malaysia		1.6
Korea		1.4
Thailand		1.3
Romania		1.2
Other		10.1
Total		48.1%

Largest holdings (by issuer)	Percent of net assets
U.S. Treasury	19.9%
Japanese Government	10.5
Polish Government	3.9
Mexican Government	3.4
Indian Government	2.7
German Government	2.3
Spanish Government	2.0
Fannie Mae	1.8
Malaysian Government	1.6
Portuguese Government	1.6

30	American Funds Insurance Series

Global Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	–1.54%	.36%	1.76%	2.98%	3.88%	.56%
Class 1A	–1.55	.25	1.56	2.75	3.64	.81	[4]
Class 2[5]	–1.59	.20	1.51	2.74	3.62	.81
Class 4	–1.71	–.07	1.31	2.52	3.40	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 14.7%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Greece, Ireland, Italy, Portugal and Spain.
[4]	Based on estimated amounts for the current fiscal year.
[5]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 0.48% for the six months ended June 30, 2018. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures non-investment-grade bonds and limits the exposure of an issuer to 2%, rose 0.16%.

Rising yields made for mixed results across bond sectors. The 10-year Treasury yield rose 45 basis points, as the Federal Reserve hiked the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year, for a total of four in 2018. Other factors, including global trade conflicts, helped prevent longer dated Treasury yields from rising further.

Amid rising interest rates, the fund’s significant position in short-duration bonds, which tend to outperform longer duration bonds in a rising rate environment, helped returns relative to the benchmark. The fund’s industry allocation to pharmaceuticals was also additive to results, while allocation to telecommunication services hurt returns.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market. While we are monitoring the Federal Reserve’s tightening monetary policy, the higher yields and relatively short duration of high yield bonds should help mitigate any impact from rising rates.

Largest holdings (by issuer)	Percent of net assets
Valeant Pharmaceuticals International	2.8%
First Quantum Minerals	2.0
Société Générale	2.0
Intelsat Jackson Holdings	1.8
Tenet Healthcare	1.8
Cheniere Energy Partners	1.8
Charter Communications	1.8
Frontier Communications	1.7
Sprint Nextel	1.4
Chesapeake Energy	1.4

32	American Funds Insurance Series

High-Income Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1.48%		3.03%	4.66%	6.32%	8.76%	.49%
Class 1A	.37	2.72	4.42	6.06	8.49	.74	[2]
Class 2.35		2.71	4.39	6.06	8.49	.74
Class 3.35		2.82	4.46	6.13	8.57	.67
Class 4.27		2.53	4.20	5.84	8.24	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund lost 1.21% for the six months ended June 30, 2018, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, declined 0.95%.

Rising yields made for mixed results across bond sectors. The 10-year Treasury yield rose 45 basis points, as the Federal Reserve hiked the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year, for a total of four in 2018. Concerns about more restrictive U.S. trade policy helped prevent longer dated Treasury yields from rising further.

The fund’s investments in asset-backed securities and inflation protected securities were additive to relative returns. Also additive to relative returns were investments in 30-year mortgage-backed securities with coupons of 4.00% that surpassed investments in 30-year mortgage-backed securities with lower coupons and 15-year mortgage backed securities. On the downside, as the yield curve flattened, the fund’s curve positioning hampered relative returns.

The fund’s portfolio managers seek to identify high-quality mortgage-backed securities based on our bottom-up approach to investing. In the current environment, demand for flight-to-safety assets and the fund’s low correlation to equities should help investors navigate macroeconomic and geopolitical uncertainty and remain well diversified.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Freddie Mac	14.5%
Ginnie Mae	19.9
Fannie Mae	18.4	52.8%
Other		19.8
Total		72.6%

34	American Funds Insurance Series

Mortgage Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	–1.21%	–1.25%	2.08%	2.25%	.47%
Class 1A	–1.31	–1.51	1.83	2.00	.72	[2]
Class 2	–1.26	–1.41	1.85	2.01	.72
Class 4	–1.38	–1.65	1.65	1.84	.97

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.65% for the six months ended June 30, 2018, while the Bloomberg Barclays Short-Term Government/Corporate Index,1 which consists of government and corporate sector securities with remaining maturity from one up to (but not including) 12 months, gained 0.82%.

The fund’s returns were higher than in 2017 as the Federal Reserve raised the benchmark federal funds rate twice this year, to the current range of 1.75% and 2.00%. Given an increase in interest rates to reassure investors of persistent U.S. economic strength, the fund’s portfolio managers believe the fund has the potential to provide current income.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1.65%		1.05%	.16%	.09%	3.46%	.35%
Class 1A	.65	1.06	–.02	–.12	3.21	.60	[2]
Class 2.53		.90	–.09	–.16	3.21	.60
Class 3.63		.99	.00	–.08	3.28	.53
Class 4.47		.63	–.23	–.33	2.97	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets
Commercial paper	84.6%
Federal agency discount notes	11.2
U.S. Treasury bills	4.1
Other assets less liabilities	.1
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund declined 1.08% for the six months ended June 30, 2018, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, decreased by 1.01%.

Rising yields made for mixed results across bond sectors. The 10-year Treasury yield rose 45 basis points, as the Federal Reserve hiked the federal funds target rate in March and June to a range of 1.75% and 2.00%. The Fed also signaled two more rate increases later in the year, for a total of four in 2018. Concerns about more restrictive U.S. trade policy helped prevent longer dated Treasury yields from rising further.

During the period, the fund’s duration contributed to relative returns. On the downside, yield curve positioning detracted from relative returns as the yield curve flattened.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers have positioned the fund with the expectation that rate hikes over the next two to three years will be at a slower pace than is currently priced into the market. They believe this can lead to a steepening yield curve and higher inflation expectations.

Breakdown of mortgage-backed obligations		Percent of net assets
30-year pass-throughs:
Freddie Mac	3.5%
Fannie Mae	13.2
Ginnie Mac	6.5	23.2%
Other		5.3
Total		28.5%

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Expense ratio

Class 1	–1.08%	–1.12%	1.75%	3.15%	5.74%	.36%
Class 1A	–1.25	–1.39	1.52	2.90	5.48	.61	[2]
Class 2	–1.22	–1.38	1.48	2.89	5.47	.61
Class 3	–1.19	–1.30	1.56	2.96	5.55	.54
Class 4	–1.33	–1.67	1.26	2.67	5.22	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2018. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Based on estimated amounts for the current fiscal year.

Where the fund’s assets were invested as of June 30, 2018	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 5.41% for the six months ended June 30, 2018. Standard & Poor’s 500 Managed Risk Index – Moderate Aggressive1 rose 0.69%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in consumer discretionary and health care added to returns, while investments in financials detracted from the fund’s absolute results.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	5.41%	16.61%	10.04%	9.87%	.78%	.72%
Class P2	5.26	16.42	9.70	9.55	1.03	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 0.50% for the six months ended June 30, 2018, compared to the Standard & Poor’s EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which fell 2.13%. The MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), decreased by 3.77%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investments in the utilities sector added to returns, while investments in the financials sector hindered the fund’s absolute results.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–.50%	10.07%	4.39%	3.84%	.95%	.87%
Class P2	–.76	9.55	3.96	3.42	1.20	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Blue Chip Income and Growth Fund lost 1.80% for the six months ended June 30, 2018, trailing Standard & Poor’s 500 Managed Risk Index – Moderate,1 which rose 0.49%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the information technology sector were additive to absolute returns, while consumer staples stocks hindered the fund’s results.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–1.80%	7.63%	7.84%	7.61%	.82%	.77%
Class P2	–2.04	7.21	7.43	7.21	1.07	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth-Income Fund gained 3.47% for the six months ended June 30, 2018, outpacing the Standard & Poor’s 500 Managed Risk Index – Moderate1, which rose 0.49%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in the consumer discretionary sector added the most to the fund’s returns, while investments in the consumer staples sector was a drag on the fund’s absolute results.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	3.47%	14.40%	9.27%	9.07%	.74%	.67%
Class P2	3.39	14.09	8.93	8.74	.99	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Asset Allocation Fund marginally declined 0.14% for the six months ended June 30, 2018, trailing the Standard & Poor’s 500 Managed Risk Index – Moderate Conservative1, which rose 0.28%. Standard & Poor’s 500 Composite Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The fund’s underlying investments in the information technology sector contributed the most to absolute returns, while investments in the consumer staples sector hindered returns.

Average annual total returns based on a $1,000 investment

For periods ended June 30, 2018

	6 months	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	–.14%	6.85%	7.03%	7.89%	.69%	.64%
Class P2	–.26	6.59	6.76	7.62	.94	.89

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index. These indexes are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.
[2]	Source: S&P Dow Jones Indices LLC.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

44	American Funds Insurance Series

Global Growth Fund
Summary investment portfolio June 30, 2018	unaudited

Common stocks 90.66%	Shares	Value (000)
Information technology 31.08%
ASML Holding NV	648,442	$128,505
ASML Holding NV (New York registered)	517,300	102,410
Alphabet Inc., Class A1	130,000	146,795
Alphabet Inc., Class C1	71,052	79,269
Taiwan Semiconductor Manufacturing Co., Ltd.	26,955,000	191,408
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	12,248
Facebook, Inc., Class A1	898,500	174,597
Microsoft Corp.	1,583,100	156,109
Visa Inc., Class A	998,800	132,291
Alibaba Group Holding Ltd. (ADR)[1]	671,050	124,500
Nintendo Co., Ltd.	345,600	112,999
Broadcom Inc.	373,700	90,675
Tencent Holdings Ltd.	1,800,000	90,349
Just Eat PLC[1]	5,292,000	54,406
AAC Technologies Holdings Inc.	3,806,540	53,613
Temenos AG	335,000	50,742
Largan Precision Co., Ltd.	255,000	37,554
PagSeguro Digital Ltd., Class A1	1,340,900	37,210
Other securities		174,554
		1,950,234

Consumer discretionary 17.89%
Amazon.com, Inc.[1]	262,400	446,028
Booking Holdings Inc.[1]	39,000	79,057
NIKE, Inc., Class B	790,500	62,987
Home Depot, Inc.	236,800	46,200
Naspers Ltd., Class N	177,000	44,968
Moncler SpA	915,000	41,673
Ctrip.com International, Ltd. (ADR)[1]	797,000	37,961
Other securities		363,831
		1,122,705

Financials 9.70%
AIA Group Ltd.	15,004,900	131,199
JPMorgan Chase & Co.	853,600	88,945
Kotak Mahindra Bank Ltd.	3,471,000	68,034
MarketAxess Holdings Inc.	211,000	41,749
Prudential PLC	1,793,884	41,064
Société Générale	923,000	38,928
Other securities		198,602
		608,521

Health care 9.69%
UnitedHealth Group Inc.	324,200	79,539
Sartorius AG, non-registered shares, nonvoting preferred	381,500	57,071
Express Scripts Holding Co.[1]	729,300	56,309
Boston Scientific Corp.[1]	1,638,200	53,569
Merck & Co., Inc.	820,000	49,774
AstraZeneca PLC	652,300	45,222
Mettler-Toledo International Inc.[1]	65,000	37,611
Other securities		229,184
		608,279

Consumer staples 6.29%
British American Tobacco PLC	1,710,800	86,475
Nestlé SA	739,650	57,436
Philip Morris International Inc.	602,200	48,621
Other securities		201,821
		394,353

American Funds Insurance Series	45

Global Growth Fund

Common stocks (continued)	Shares	Value (000)
Industrials 5.80%
Airbus SE, non-registered shares	1,177,500	$137,866
Other securities		226,199
		364,065

Energy 2.07%
Royal Dutch Shell PLC, Class B	1,042,000	37,315
Other securities		92,740
		130,055

Materials 2.07%
Sherwin-Williams Co.	155,500	63,377
Other securities		66,655
		130,032

Telecommunication services 1.09%
SoftBank Group Corp.	776,000	55,883
Other securities		12,216
		68,099

Miscellaneous 4.98%
Other common stocks in initial period of acquisition		312,437

Total common stocks (cost: $3,548,106,000)		5,688,780

Bonds, notes & other debt instruments 0.02%	Principal amount (000)
U.S. Treasury bonds & notes 0.02%
U.S. Treasury 0.02%
Other securities		1,000

Total bonds, notes & other debt instruments (cost: $1,000,000)		1,000

Short-term securities 9.03%
Mizuho Bank, Ltd. 1.90%–2.04% due 7/2/2018–7/20/2018[2]	$134,100	133,977
National Australia Bank Ltd. 2.08% due 8/21/2018[2]	76,100	75,862
Nordea Bank AB 2.22% due 9/17/2018[2]	50,000	49,763
Sumitomo Mitsui Banking Corp. 2.00%–2.10% due 7/23/2018–8/21/2018[2]	134,700	134,348
Swedbank AB 1.85%–2.23% due 7/2/2018–9/27/2018	133,800	133,274
Other securities		39,700

Total short-term securities (cost: $566,959,000)		566,924
Total investment securities 99.71% (cost: $4,116,065,000)		6,256,704
Other assets less liabilities 0.29%		18,151

Net assets 100.00%		$6,274,855

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $9,961,000, which represented .16% of the net assets of the fund.

46	American Funds Insurance Series

Global Growth Fund

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2018 (000)
USD5,295	JPY581,294	Bank of America, N.A.	7/25/2018	$35
JPY581,294	USD5,263	Goldman Sachs	7/25/2018	(3)
				$32

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $325,640,000, which represented 5.19% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	47

Global Small Capitalization Fund
Summary investment portfolio June 30, 2018	unaudited

Common stocks 91.02%	Shares	Value (000)
Health care 21.61%
GW Pharmaceuticals PLC (ADR)[1]	746,460	$104,161
Insulet Corp.[1]	879,755	75,395
Integra LifeSciences Holdings Corp.[1]	1,025,423	66,047
iRhythm Technologies, Inc.[1]	807,980	65,551
China Biologic Products Holdings, Inc.[1]	524,000	52,049
Madrigal Pharmaceuticals, Inc.[1]	177,800	49,729
WuXi Biologics (Cayman) Inc.[1]	3,729,800	41,526
Molina Healthcare, Inc.[1]	420,000	41,135
NuCana PLC (ADR)[1,2]	2,067,724	39,287
Evolent Health, Inc., Class A1	1,436,000	30,228
CONMED Corp.	399,000	29,207
athenahealth, Inc.[1]	176,000	28,009
Illumina, Inc.[1]	100,200	27,985
CryoLife, Inc.[1]	898,000	25,009
Other securities		253,085
		928,403

Consumer discretionary 18.00%
Melco International Development Ltd.	17,379,000	53,495
GVC Holdings PLC	3,573,748	49,570
Five Below, Inc.[1]	457,000	44,653
Seria Co., Ltd.	789,526	37,938
Entertainment One Ltd.	7,563,697	36,714
Hilton Grand Vacations Inc.[1]	1,033,100	35,849
Cedar Fair, LP	531,000	33,458
Domino’s Pizza, Inc.	100,000	28,217
Caesars Entertainment Corp.[1]	2,375,836	25,421
Other securities		427,777
		773,092

Information technology 13.53%
Qorvo, Inc.[1]	600,900	48,174
Paycom Software, Inc.[1]	428,885	42,387
Mellanox Technologies, Ltd.[1]	423,200	35,676
Hamamatsu Photonics KK	735,753	31,632
Topcon Corp.	1,707,510	29,303
VTech Holdings Ltd.	2,189,000	25,264
Other securities		368,856
		581,292

Financials 10.13%
Kotak Mahindra Bank Ltd.	3,282,732	64,344
Texas Capital Bancshares, Inc.[1]	514,201	47,049
Trupanion, Inc.[1]	1,063,800	41,063
Essent Group Ltd.[1]	1,018,841	36,495
Webster Financial Corp.	553,000	35,226
Cannae Holdings, Inc.[1]	1,625,000	30,144
Avanza Bank Holding AB	560,129	28,767
Other securities		152,227
		435,315

Industrials 9.33%
International Container Terminal Services, Inc.	20,180,000	29,230
Advanced Disposal Services, Inc.[1]	1,159,501	28,732
Other securities		342,880
		400,842

48	American Funds Insurance Series

Global Small Capitalization Fund

Common stocks	Shares	Value (000)
Energy 3.17%
SM Energy Co.	1,111,000	$28,542
Whitecap Resources Inc.	3,674,880	24,906
Other securities		82,809
		136,257

Real estate 2.85%
WHA Corp. PCL	372,370,250	41,137
MGM Growth Properties LLC REIT, Class A	1,323,600	40,317
Other securities		40,722
		122,176

Materials 2.82%
Lundin Mining Corp.	6,820,000	37,922
Other securities		83,173
		121,095

Consumer staples 2.75%
Varun Beverages Ltd.	2,504,974	27,552
Other securities		90,445
		117,997

Utilities 1.65%
ENN Energy Holdings Ltd.	4,991,400	49,083
Other securities		21,888
		70,971

Telecommunication services 0.42%
Other securities		18,116

Miscellaneous 4.76%
Other common stocks in initial period of acquisition		204,413

Total common stocks (cost: $2,970,217,000)		3,909,969

Convertible bonds 0.18%	Principal amount (000)
Consumer discretionary 0.18%
Other securities		7,655

Total convertible bonds (cost: $8,455,000)		7,655

Bonds, notes & other debt instruments 0.09%
U.S. Treasury bonds & notes 0.09%
U.S. Treasury 0.09%
Other securities		4,123

Total bonds, notes & other debt instruments (cost: $4,124,000)		4,123

Short-term securities 8.66%
Australia & New Zealand Banking Group, Ltd. 1.95% due 7/13/2018[3]	$40,000	39,970
BNP Paribas, New York Branch 2.22% due 9/4/2018	38,600	38,447
Federal Home Loan Bank 1.79%–1.90% due 7/13/2018–8/13/2018	86,200	86,073
Province of Ontario 1.91% due 7/5/2018	37,600	37,588

American Funds Insurance Series	49

Global Small Capitalization Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Sumitomo Mitsui Banking Corp. 2.24% due 8/28/2018[3]	$50,000	$49,825
Swedbank AB 1.85%–2.21% due 7/2/2018–7/23/2018	91,400	91,366
Other securities		28,601

Total short-term securities (cost: $371,865,000)		371,870
Total investment securities 99.95% (cost: $3,354,661,000)		4,293,617
Other assets less liabilities 0.05%		2,254

Net assets 100.00%		$4,295,871

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $13,979,000, an aggregate cost of $8,280,000, and which represented .33% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. This was the only security valued under the fair value procedures adopted by authority of the board of trustees.

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales			at 6/30/2018
(000)	(000)	Counterparty	Settlement date	(000)
USD16,095	JPY1,765,175	JPMorgan Chase	7/10/2018	$140
JPY1,765,175	USD15,959	Bank of America, N.A.	7/10/2018	(4)
USD9,832	INR663,163	Citibank	7/17/2018	173
INR663,163	USD9,666	JPMorgan Chase	7/17/2018	(8)
GBP26,030	USD34,286	JPMorgan Chase	7/23/2018	106
USD34,329	GBP26,030	Bank of New York Mellon	7/23/2018	(62)
USD10,502	GBP7,908	Citibank	7/25/2018	53
GBP7,908	USD10,419	Citibank	7/25/2018	30
				$428

50	American Funds Insurance Series

Global Small Capitalization Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Common stocks 0.91%
Health care 0.91%
NuCana PLC (ADR)[1]	416,620	1,651,104	—	2,067,724	$—	$(4,030)	$—	$39,287

Consumer discretionary 0.00%
Hostelworld Group PLC[4]	6,212,000	—	3,389,000	2,823,000	3,739	(6,203)	401	—
Total 0.91%					$3,739	$(10,233)	$401	$39,287

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $109,346,000, which represented 2.55% of the net assets of the fund.
[4]	Unaffiliated issuer at 6/30/2018.

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

INR = Indian rupees

JPY = Japanese yen

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	51

Growth Fund
Summary investment portfolio June 30, 2018	unaudited

Common stocks 96.07%	Shares	Value (000)
Information technology 33.31%
Facebook, Inc., Class A1	7,340,500	$1,426,406
Alphabet Inc., Class C1	713,000	795,458
Alphabet Inc., Class A1	396,500	447,724
Microsoft Corp.	11,254,000	1,109,757
Broadcom Inc.	3,248,100	788,119
ASML Holding NV (New York registered)	2,382,000	471,565
ASML Holding NV	1,199,568	237,725
ServiceNow, Inc.[1]	3,093,000	533,450
Visa Inc., Class A	2,955,000	391,390
Taiwan Semiconductor Manufacturing Co., Ltd.	36,360,000	258,194
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,975,392	108,780
Intel Corp.	4,790,000	238,111
Activision Blizzard, Inc.	2,996,300	228,678
Samsung Electronics Co., Ltd.	4,450,000	186,265
Alibaba Group Holding Ltd. (ADR)[1]	875,000	162,339
Intuit Inc.	650,000	132,798
Other securities		1,074,499
		8,591,258

Consumer discretionary 21.43%
Amazon.com, Inc.[1]	1,147,916	1,951,229
Netflix, Inc.[1]	2,110,000	825,917
Tesla, Inc.[1]	1,813,000	621,768
Home Depot, Inc.	2,292,000	447,169
NIKE, Inc., Class B	4,505,000	358,958
Booking Holdings Inc.[1]	151,531	307,167
Charter Communications, Inc., Class A1	973,680	285,493
Comcast Corp., Class A	8,685,000	284,955
Ulta Beauty, Inc.[1]	700,000	163,422
Other securities		281,844
		5,527,922

Health care 13.87%
UnitedHealth Group Inc.	3,137,600	769,779
Intuitive Surgical, Inc.[1]	940,500	450,010
Regeneron Pharmaceuticals, Inc.[1]	1,194,000	411,918
Humana Inc.	993,200	295,606
Vertex Pharmaceuticals Inc.[1]	1,559,200	265,002
Centene Corp.[1]	1,808,400	222,813
Boston Scientific Corp.[1]	5,997,000	196,102
Aetna Inc.	1,030,000	189,005
Thermo Fisher Scientific Inc.	795,000	164,676
Illumina, Inc.[1]	550,000	153,609
Other securities		459,512
		3,578,032

Financials 9.93%
Wells Fargo & Co.	9,990,454	553,871
BlackRock, Inc.	539,000	268,983
Goldman Sachs Group, Inc.	922,400	203,454
JPMorgan Chase & Co.	1,947,000	202,877
PNC Financial Services Group, Inc.	1,083,600	146,394
Legal & General Group PLC	40,158,246	140,977
Other securities		1,043,388
		2,559,944

52	American Funds Insurance Series

Growth Fund

Common stocks	Shares	Value (000)
Energy 7.13%
EOG Resources, Inc.	2,402,400	$298,931
Concho Resources Inc.[1]	1,870,000	258,714
Noble Energy, Inc.	5,663,000	199,791
Suncor Energy Inc.	4,588,116	186,714
Pioneer Natural Resources Co.	810,000	153,284
Other securities		740,517
		1,837,951

Industrials 4.15%
TransDigm Group Inc.	524,000	180,853
MTU Aero Engines AG	872,162	167,647
Other securities		722,526
		1,071,026

Consumer staples 1.47%
Kerry Group PLC, Class A	1,300,000	136,025
Other securities		244,196
		380,221

Real estate 1.04%
Equinix, Inc. REIT	399,000	171,526
Other securities		97,412
		268,938

Other 1.98%
Other securities		508,337

Miscellaneous 1.76%
Other common stocks in initial period of acquisition		454,883

Total common stocks (cost: $14,033,329,000)		24,778,512

Convertible stocks 0.05%
Consumer discretionary 0.05%
Other securities		11,351

Total convertible stocks (cost: $10,650,000)		11,351

Short-term securities 3.89%	Principal amount (000)
Federal Home Loan Bank 1.80%–1.90% due 7/6/2018–9/10/2018	$345,300	344,813
Pfizer Inc. 2.00%–2.11% due 8/16/2018–9/24/2018[2]	134,900	134,368
Other securities		524,997

Total short-term securities (cost: $1,004,230,000)		1,004,178
Total investment securities 100.01% (cost: $15,048,209,000)		25,794,041
Other assets less liabilities (0.01)%		(1,717)

Net assets 100.00%		$25,792,324

American Funds Insurance Series	53

Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $11,351,000, an aggregate cost of $10,650,000, and which represented .04% of the net assets of the fund) was acquired on 5/22/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. This was the only security valued under the fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $500,272,000, which represented 1.94% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

54	American Funds Insurance Series

International Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 91.37%	Shares	Value (000)
Financials 15.44%
AIA Group Ltd.	37,525,700	$328,116
HDFC Bank Ltd.[1]	7,804,100	240,177
HDFC Bank Ltd. (ADR)	130,800	13,737
Kotak Mahindra Bank Ltd.	6,186,048	121,252
Prudential PLC	5,142,265	117,712
Credit Suisse Group AG	5,523,789	83,390
Sberbank of Russia PJSC (ADR)	4,739,150	68,410
Axis Bank Ltd.[1,2,3]	8,530,055	58,662
Axis Bank Ltd.	736,300	5,489
Barclays PLC	24,242,926	60,470
Other securities		421,283
		1,518,698

Industrials 13.19%
Airbus SE, non-registered shares	2,926,849	342,686
Rolls-Royce Holdings PLC[4]	10,539,900	137,459
Ryanair Holdings PLC (ADR)[4]	991,700	113,282
Yamato Holdings Co., Ltd.	3,294,395	97,122
Melrose Industries PLC	30,195,733	84,763
SMC Corp.	206,100	75,634
Safran SA	549,000	66,709
Other securities		379,506
		1,297,161

Information technology 12.12%
Samsung Electronics Co., Ltd.	5,920,950	247,835
Tencent Holdings Ltd.	4,549,687	228,366
Alibaba Group Holding Ltd. (ADR)[4]	1,120,300	207,849
ASML Holding NV	583,834	115,702
Other securities		392,152
		1,191,904

Health care 10.80%
Novartis AG	2,547,000	193,616
Teva Pharmaceutical Industries Ltd. (ADR)	6,910,598	168,066
Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,304,730	71,242
Grifols, SA, Class A, non-registered shares	881,000	26,523
Grifols, SA, Class B (ADR)	793,690	17,065
Fresenius SE & Co. KGaA	1,193,000	95,851
Daiichi Sankyo Co., Ltd.	2,362,000	90,392
Shire PLC	1,572,150	88,492
Chugai Pharmaceutical Co., Ltd.	1,254,500	65,833
Hikma Pharmaceuticals PLC	3,044,380	60,307
Other securities		184,569
		1,061,956

Consumer Discretionary 10.61%
Galaxy Entertainment Group Ltd.	15,379,000	119,083
Kering SA	160,638	90,720
Industria de Diseño Textil, SA	2,266,027	77,430
Techtronic Industries Co. Ltd.	12,184,500	67,945
Naspers Ltd., Class N	256,700	65,216
Altice USA, Inc., Class A	3,588,171	61,214
Other securities		562,620
		1,044,228

American Funds Insurance Series	55

International Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 8.06%
Pernod Ricard SA	657,337	$107,393
Associated British Foods PLC	2,671,488	96,534
Nestlé SA	1,236,700	96,034
British American Tobacco PLC	1,652,200	83,513
AMOREPACIFIC Corp.	250,474	72,479
Other securities		336,769
		792,722

Materials 7.56%
Asahi Kasei Corp.	10,521,900	133,811
Glencore PLC	27,556,500	131,651
Vale SA, ordinary nominative (ADR)	9,574,966	122,751
Vale SA, ordinary nominative	102,481	1,311
First Quantum Minerals Ltd.	5,407,000	79,666
Teck Resources Ltd., Class B	2,769,100	70,541
Other securities		203,642
		743,373

Energy 4.66%
Royal Dutch Shell PLC, Class B	2,675,000	95,796
Royal Dutch Shell PLC, Class A	1,440,256	49,971
Other securities		312,678
		458,445

Utilities 4.45%
ENN Energy Holdings Ltd.	10,716,000	105,376
China Gas Holdings Ltd.	22,790,000	91,647
Ørsted AS	1,469,901	88,932
Other securities		151,770
		437,725

Telecommunication services 1.56%
SoftBank Group Corp.	911,900	65,669
Other securities		87,669
		153,338

Real estate 1.47%
Other securities		145,135

Miscellaneous 1.45%
Other common stocks in initial period of acquisition		142,545

Total common stocks (cost: $7,100,559,000)		8,987,230

Rights & warrants 0.12%
Miscellaneous 0.12%
Other rights & warrants in initial period of acquisition		12,024

Total rights & warrants (cost: $13,714,000)		12,024

Bonds, notes & other debt instruments 0.64%	Principal amount (000)
Corporate bonds & notes 0.37%
Materials 0.37%
First Quantum Minerals Ltd. 7.00%–7.25% 2021–2022[3]	$29,445	29,875
Vale SA 6.88% 2036–2039	5,640	6,406
		36,281

56	American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.22%
Other securities		$21,461

U.S. Treasury bonds & notes 0.05%
U.S. Treasury 0.05%
Other securities		4,998

Total bonds, notes & other debt instruments (cost: $55,941,000)		62,740

Short-term securities 8.00%
Federal Home Loan Bank 1.83%–1.91% due 7/20/2018–9/7/2018	$227,500	227,067
Wal-Mart Stores, Inc. 1.86% due 7/2/2018[3]	65,000	64,989
Other securities		495,437

Total short-term securities (cost: $787,483,000)		787,493
Total investment securities 100.13% (cost: $7,957,697,000)		9,849,487
Other assets less liabilities (0.13)%		(12,887)

Net assets 100.00%		$9,836,600

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2018 (000)
USD 41,805	INR2,825,000	Bank of America, N.A.	7/17/2018	$662

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $346,890,000, which represented 3.53% of the net assets of the fund.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $573,433,000, which represented 5.83% of the net assets of the fund.
[4]	Security did not produce income during the last 12 months.

Private placement security	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	1/15/2013-12/18/2017	$60,701	$58,662	.60%

Key to abbreviations and symbol

ADR = American Depositary Receipts

INR = Indian rupees

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	57

New World Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 83.44%	Shares	Value (000)
Information technology 19.84%
Taiwan Semiconductor Manufacturing Co., Ltd.	9,770,000	$69,377
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	500,000	18,280
PagSeguro Digital Ltd., Class A1	2,417,416	67,083
Alphabet Inc., Class C1	42,900	47,862
Alphabet Inc., Class A1	16,900	19,083
Alibaba Group Holding Ltd. (ADR)[1]	332,237	61,640
Samsung Electronics Co., Ltd.	600,000	25,114
Samsung Electronics Co., Ltd., nonvoting preferred	362,500	12,246
Broadcom Inc.	146,450	35,535
Murata Manufacturing Co., Ltd.	181,300	30,491
Baidu, Inc., Class A (ADR)[1]	122,800	29,840
Renesas Electronics Corp.[1]	3,011,800	29,543
TravelSky Technology Ltd., Class H1	8,784,956	25,586
Mastercard Inc., Class A	116,500	22,895
Temenos AG	141,500	21,433
Other securities		158,557
		674,565

Financials 12.07%
HDFC Bank Ltd.[2]	2,600,450	80,031
AIA Group Ltd.	6,361,600	55,624
B3 SA - Brasil, Bolsa, Balcao	7,898,000	41,673
Grupo Financiero Galicia SA, Class B (ADR)	1,004,234	33,120
Shriram Transport Finance Co. Ltd.	1,253,000	23,764
Capitec Bank Holdings Ltd.	326,876	20,684
Other securities		155,486
		410,382

Materials 10.23%
First Quantum Minerals Ltd.	5,680,283	83,693
Vale SA, ordinary nominative	4,093,786	52,380
Randgold Resources Ltd.	529,600	40,678
China Hongqiao Group Ltd.	27,221,000	25,675
Aluminum Corp. of China Ltd., Class H1	57,800,000	25,490
Other securities		119,838
		347,754

Consumer discretionary 9.63%
Sony Corp.	700,000	35,811
Maruti Suzuki India Ltd.	260,500	33,556
MakeMyTrip Ltd., non-registered shares[1]	871,500	31,505
General Motors Co.	542,000	21,355
Other securities		205,323
		327,550

Energy 9.01%
Reliance Industries Ltd.	13,230,790	187,788
Royal Dutch Shell PLC, Class B	1,050,000	37,602
Royal Dutch Shell PLC, Class A	21,628	750
LUKOIL Oil Co. PJSC (ADR)	303,000	20,719
Other securities		59,622
		306,481

Health care 6.96%
Yunnan Baiyao Group Co., Ltd., Class A	2,417,912	39,035
CSL Ltd.	209,500	29,864
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,360,410	26,991
Other securities		140,763
		236,653

58	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Consumer staples 6.89%
British American Tobacco PLC	1,557,000	$78,701
CP ALL PCL, foreign registered	13,410,800	29,752
Foshan Haitian Flavouring and Food Co. Ltd., Class A	2,250,000	25,009
Lenta Ltd. (GDR)[1]	4,040,000	22,260
Lenta Ltd. (GDR)[1,3]	244,500	1,347
Nestlé SA	286,196	22,224
Other securities		54,787
		234,080

Industrials 5.75%
Airbus SE, non-registered shares	594,229	69,574
Eicher Motors Ltd.	118,200	49,323
Other securities		76,738
		195,635

Real estate 1.12%
American Tower Corp. REIT	236,800	34,140
Other securities		3,794
		37,934

Utilities 1.06%
Other securities		36,168

Telecommunication services 0.88%
China Unicom (Hong Kong) Ltd.	19,034,000	23,776
Other securities		6,121
		29,897

Miscellaneous 0.00%
Other common stocks in initial period of acquisition		67

Total common stocks (cost: $2,329,478,000)		2,837,166

Preferred securities 0.04%
Information technology 0.04%
Other securities		1,340

Total preferred securities (cost: $1,340,000)		1,340

Rights & warrants 1.13%
Consumer staples 1.13%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[1,2,3]	2,330,000	25,898
Other securities		12,561
		38,459

Total rights & warrants (cost: $21,028,000)		38,459

Bonds, notes & other debt instruments 2.79%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.29%
Other securities		77,892

Corporate bonds & notes 0.47%
Materials 0.01%
Vale SA 6.25% 2026	$405	440

American Funds Insurance Series	59

New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Other 0.46%
Other securities		$15,659

U.S. Treasury bonds & notes 0.03%
U.S. Treasury 0.03%
Other securities		1,000

Total bonds, notes & other debt instruments (cost: $100,554,000)		94,991

Short-term securities 12.06%
Australia & New Zealand Banking Group, Ltd. 1.95% due 7/13/2018[3]	$40,000	39,970
BASF SE 2.04% due 8/6/2018[3]	21,500	21,455
CPPIB Capital Inc. 1.95% due 7/16/2018–7/23/2018	80,000	79,910
Federal Home Loan Bank 1.77%–1.90% due 7/11/2018–8/13/2018	55,000	54,935
Mizuho Bank, Ltd. 1.92% due 7/6/2018[3]	68,000	67,974
Swedbank AB 1.85%–1.89% due 7/2/2018–7/5/2018	71,600	71,581
Wal-Mart Stores, Inc. 1.93% due 7/2/2018[3]	25,000	24,996
Other securities		49,196

Total short-term securities (cost: $410,064,000)		410,017
Total investment securities 99.46% (cost: $2,862,464,000)		3,381,973
Other assets less liabilities 0.54%		18,251

Net assets 100.00%		$3,400,224

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2018 (000)
USD841	BRL3,000	JPMorgan Chase	7/9/2018	$68
USD113	MXN2,100	JPMorgan Chase	7/9/2018	7
USD1,766	BRL6,300	JPMorgan Chase	7/12/2018	143
USD4,296	INR289,525	JPMorgan Chase	7/12/2018	77
USD1,258	ZAR16,605	Goldman Sachs	7/12/2018	50
USD1,389	JPY153,000	Goldman Sachs	7/18/2018	5
JPY153,000	USD1,385	Goldman Sachs	7/18/2018	(1)
USD1,637	INR112,350	Citibank	7/24/2018	2
USD574	JPY63,000	Citibank	7/25/2018	4
USD1,798	INR120,000	Citibank	9/24/2018	66
USD968	EUR805	Bank of America, N.A.	12/13/2018	15
USD406	EUR320	Citibank	3/6/2019	24
USD531	EUR415	Goldman Sachs	3/8/2019	36
USD323	EUR255	Goldman Sachs	3/8/2019	19
USD1,396	EUR1,100	JPMorgan Chase	3/15/2019	84
				$599

60	American Funds Insurance Series

New World Fund

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $156,809,000, which represented 4.61% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $293,875,000, which represented 8.64% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

BRL = Brazilian reais

EUR = Euros

GDR = Global Depositary Receipts

INR = Indian rupees

JPY = Japanese yen

MXN = Mexican pesos

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	61

Blue Chip Income and Growth Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 96.18%	Shares	Value (000)
Health care 21.70%
AbbVie Inc.	6,711,500	$621,820
Amgen Inc.	1,616,800	298,445
Abbott Laboratories	4,365,000	266,221
Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	263,478
Gilead Sciences, Inc.	3,369,312	238,682
Medtronic PLC	900,000	77,049
Bristol-Myers Squibb Co.	1,125,000	62,258
Other securities		146,050
		1,974,003

Information technology 15.45%
Intel Corp.	5,628,200	279,778
Microsoft Corp.	2,805,000	276,601
Alphabet Inc., Class A1	179,550	202,746
Alphabet Inc., Class C1	17,500	19,524
QUALCOMM Inc.	3,923,876	220,208
Facebook, Inc., Class A1	714,000	138,744
Apple Inc.	624,180	115,542
Texas Instruments Inc.	780,000	85,995
Other securities		66,794
		1,405,932

Industrials 10.97%
CSX Corp.	3,919,000	249,954
General Electric Co.	16,487,000	224,388
General Dynamics Corp.	1,011,000	188,460
Union Pacific Corp.	750,000	106,260
Illinois Tool Works Inc.	650,000	90,051
United Technologies Corp.	500,000	62,515
Other securities		75,929
		997,557

Consumer staples 10.46%
Altria Group, Inc.	4,155,000	235,963
British American Tobacco PLC (ADR)	3,075,912	155,180
Costco Wholesale Corp.	606,255	126,695
Philip Morris International Inc.	1,365,000	110,210
Kellogg Co.	792,000	55,337
Coca-Cola Co.	1,250,000	54,825
Kimberly-Clark Corp.	500,000	52,670
Other securities		160,342
		951,222

Consumer discretionary 10.31%
Twenty-First Century Fox, Inc., Class A	3,955,900	196,569
Lowe’s Companies, Inc.	1,739,000	166,196
CBS Corp., Class B	2,023,400	113,755
Marriott International, Inc., Class A	626,500	79,315
McDonald’s Corp.	500,000	78,345
Viacom Inc., Class B	2,112,850	63,724
Omnicom Group Inc.	750,000	57,202
Other securities		182,748
		937,854

Financials 9.53%
Wells Fargo & Co.	6,847,300	379,614
JPMorgan Chase & Co.	1,763,200	183,725
Charles Schwab Corp.	2,175,000	111,143
Other securities		192,436
		866,918

62	American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks	Shares	Value (000)
Energy 9.33%
EOG Resources, Inc.	2,160,500	$268,831
Exxon Mobil Corp.	2,535,000	209,721
Halliburton Co.	2,846,700	128,272
Canadian Natural Resources, Ltd.	2,944,000	106,190
Royal Dutch Shell PLC, Class B (ADR)	1,347,000	97,860
Other securities		37,737
		848,611

Telecommunication services 3.25%
Verizon Communications Inc.	3,306,480	166,349
CenturyLink, Inc.	3,476,800	64,808
AT&T Inc.	2,000,000	64,220
		295,377

Materials 2.41%
Freeport-McMoRan Inc.	6,536,000	112,811
Praxair, Inc.	552,000	87,299
Other securities		19,474
		219,584

Utilities 1.66%
Edison International	832,300	52,660
Other securities		98,086
		150,746

Real estate 0.82%
Other securities		74,396

Miscellaneous 0.29%
Other common stocks in initial period of acquisition		26,164

Total common stocks (cost: $7,063,606,000)		8,748,364

Short-term securities 3.79%	Principal amount (000)
Federal Home Loan Bank 1.78%–1.90% due 7/16/2018–8/17/2018	$124,100	123,925
U.S. Treasury Bills 1.60%–1.99% due 7/19/2018–11/15/2018	59,500	59,119
Other securities		161,576

Total short-term securities (cost: $344,620,000)		344,620
Total investment securities 99.97% (cost: $7,408,226,000)		9,092,984
Other assets less liabilities 0.03%		2,890

Net assets 100.00%		$9,095,874

American Funds Insurance Series	63

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $126,191,000, which represented 1.39% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

[1]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

64	American Funds Insurance Series

Global Growth and Income Fund
Summary investment portfolio June 30, 2018	unaudited

Common stocks 91.19%	Shares	Value (000)
Information technology 23.49%
Nintendo Co., Ltd.	249,000	$81,415
Microsoft Corp.	641,000	63,209
Taiwan Semiconductor Manufacturing Co., Ltd.	7,406,800	52,596
United Microelectronics Corp.[1]	54,200,000	30,569
Alphabet Inc., Class A2	16,800	18,970
Alphabet Inc., Class C2	9,000	10,041
Alibaba Group Holding Ltd. (ADR)[2]	154,500	28,664
Murata Manufacturing Co., Ltd.	170,000	28,591
Broadcom Inc.	117,500	28,510
PagSeguro Digital Ltd., Class A2	998,752	27,715
Facebook, Inc., Class A2	120,000	23,319
AAC Technologies Holdings Inc.	1,503,500	21,176
TE Connectivity Ltd.	200,000	18,012
Temenos AG	101,000	15,298
Other securities		29,975
		478,060

Industrials 10.10%
Airbus SE, non-registered shares	503,000	58,893
Boeing Co.	87,000	29,189
Grupo Aeroportuario del Pacífico SAB de CV	2,930,000	27,130
Deutsche Post AG	523,000	17,083
Ryanair Holdings PLC (ADR)[2]	141,375	16,149
Lockheed Martin Corp.	51,800	15,303
Other securities		41,812
		205,559

Financials 9.51%
Société Générale	497,000	20,961
Prudential PLC	765,000	17,512
AIA Group Ltd.	1,860,000	16,263
Other securities		138,790
		193,526

Health care 8.61%
UnitedHealth Group Inc.	203,300	49,878
Merck & Co., Inc.	437,000	26,526
Centene Corp.[2]	212,000	26,120
Hologic, Inc.[2]	400,000	15,900
Other securities		56,769
		175,193

Consumer discretionary 8.10%
Home Depot, Inc.	122,000	23,802
Amazon.com, Inc.[2]	14,000	23,797
Las Vegas Sands Corp.	250,000	19,090
Vivendi SA	715,200	17,539
Nitori Holdings Co., Ltd.	105,000	16,388
Other securities		64,286
		164,902

Materials 8.06%
Century Aluminum Co.[2]	2,275,000	35,831
Randgold Resources Ltd.	271,100	20,823
Vale SA, ordinary nominative	1,075,000	13,755
Vale SA, ordinary nominative (ADR)	505,000	6,474
BHP Billiton PLC	800,000	18,012
DowDuPont Inc.	232,044	15,296
Other securities		53,905
		164,096

American Funds Insurance Series	65

Global Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 6.97%
British American Tobacco PLC	1,335,000	$67,479
Nestlé SA	258,700	20,089
Other securities		54,236
		141,804

Energy 5.89%
Reliance Industries Ltd.	2,915,148	41,375
BP PLC	3,730,000	28,468
Royal Dutch Shell PLC, Class B	325,000	11,639
Royal Dutch Shell PLC, Class B (ADR)	150,000	10,897
Coal India Ltd.	4,310,000	16,629
Other securities		10,861
		119,869

Real estate 2.99%
MGM Growth Properties LLC REIT, Class A	676,200	20,597
Gaming and Leisure Properties, Inc. REIT	425,000	15,215
Other securities		24,992
		60,804

Telecommunication services 1.63%
Verizon Communications Inc.	435,000	21,885
Other securities		11,328
		33,213

Utilities 1.46%
Ørsted AS	491,552	29,740
		29,740

Miscellaneous 4.38%
Other common stocks in initial period of acquisition		89,264

Total common stocks (cost: $1,429,021,000)		1,856,030

Rights & warrants 0.01%
Miscellaneous 0.01%
Other rights & warrants in initial period of acquisition		154

Total rights & warrants (cost: $163,000)		154

Bonds, notes & other debt instruments 2.03%	Principal amount (000)
Corporate bonds & notes 1.98%
Telecommunication services 1.69%
Sprint Corp. 7.25% 2021	$33,000	34,402

Health care 0.29%
Other securities		5,815

U.S. Treasury bonds & notes 0.05%
U.S. Treasury 0.05%
Other securities		1,000

Total bonds, notes & other debt instruments (cost: $39,059,000)		41,217

66	American Funds Insurance Series

Global Growth and Income Fund

Short-term securities 6.47%	Principal amount (000)	Value (000)
American Honda Finance Corp. 2.15% due 9/10/2018	$15,000	$14,935
Federal Home Loan Bank 1.84% due 8/1/2018	25,000	24,963
Société Générale 1.79% due 7/2/2018[3]	10,000	9,999
Swedbank AB 1.85%–1.89% due 7/2/2018–7/5/2018	47,300	47,289
Other securities		34,469

Total short-term securities (cost: $131,662,000)		131,655
Total investment securities 99.70% (cost: $1,599,905,000)		2,029,056
Other assets less liabilities 0.30%		6,177

Net assets 100.00%		$2,035,233

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security, including those in “Other securities,” was $30,569,000, which represented 1.50% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $44,468,000, which represented 2.18% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	67

Growth-Income Fund
Summary investment portfolio June 30, 2018	unaudited

Common stocks 91.65%	Shares	Value (000)
Information technology 18.09%
Alphabet Inc., Class A1	568,300	$641,719
Alphabet Inc., Class C1	377,284	420,917
Microsoft Corp.	9,316,400	918,690
Facebook, Inc., Class A1	3,498,600	679,848
Intel Corp.	9,190,900	456,880
Texas Instruments Inc.	3,340,982	368,343
Broadcom Inc.	1,495,784	362,937
Accenture PLC, Class A	1,504,900	246,187
QUALCOMM Inc.	4,173,975	234,243
Mastercard Inc., Class A	1,100,000	216,172
Other securities		1,160,801
		5,706,737

Consumer discretionary 13.59%
Netflix, Inc.[1]	2,982,977	1,167,627
Amazon.com, Inc.[1]	593,500	1,008,831
Twenty-First Century Fox, Inc., Class A	5,441,000	270,363
NIKE, Inc., Class B	2,901,200	231,168
Home Depot, Inc.	1,132,420	220,935
Comcast Corp., Class A	5,856,200	192,142
Other securities		1,196,267
		4,287,333

Health care 13.51%
AbbVie Inc.	6,563,841	608,140
UnitedHealth Group Inc.	2,170,668	532,552
Amgen Inc.	2,470,983	456,119
Gilead Sciences, Inc.	5,535,100	392,106
Abbott Laboratories	5,184,269	316,189
Express Scripts Holding Co.[1]	3,410,324	263,311
Merck & Co., Inc.	3,714,380	225,463
Stryker Corp.	1,091,544	184,318
Other securities		1,283,937
		4,262,135

Financials 10.67%
JPMorgan Chase & Co.	4,733,030	493,182
Wells Fargo & Co.	6,382,100	353,824
Bank of New York Mellon Corp.	4,570,400	246,482
Intercontinental Exchange, Inc.	3,073,355	226,045
State Street Corp.	1,795,500	167,143
Other securities		1,879,262
		3,365,938

Industrials 10.20%
General Dynamics Corp.	2,035,000	379,344
Airbus SE, non-registered shares	2,782,764	325,816
BWX Technologies, Inc.	4,908,579	305,903
Textron Inc.	3,885,077	256,065
CSX Corp.	3,362,000	214,428
Other securities		1,738,228
		3,219,784

Consumer staples 7.97%
Coca-Cola Co.	7,063,100	309,787
British American Tobacco PLC	5,192,860	262,481
British American Tobacco PLC (ADR)	494,440	24,944
Lamb Weston Holdings, Inc.	3,533,000	242,046

68	American Funds Insurance Series

Growth-Income Fund

Common stocks	Shares	Value (000)
Altria Group, Inc.	3,588,000	$203,762
Philip Morris International Inc.	2,192,170	176,996
Other securities		1,295,505
		2,515,521

Energy 6.39%
Exxon Mobil Corp.	4,034,000	333,733
Chevron Corp.	2,337,200	295,492
EOG Resources, Inc.	1,548,300	192,655
Other securities		1,194,581
		2,016,461

Materials 4.02%
Celanese Corp., Series A	2,573,233	285,783
Vale SA, ordinary nominative (ADR)	17,367,884	222,656
Vale SA, ordinary nominative	3,570,848	45,689
DowDuPont Inc.	3,737,900	246,403
Other securities		467,365
		1,267,896

Real estate 1.63%
Crown Castle International Corp. REIT	1,548,200	166,927
Other securities		347,788
		514,715

Utilities 1.39%
Sempra Energy	2,112,942	245,334
Other securities		194,779
		440,113

Telecommunication services 1.28%
Verizon Communications Inc.	7,348,400	369,698
Other securities		34,522
		404,220

Mutual funds 0.18%
Other securities		57,781

Miscellaneous 2.73%
Other common stocks in initial period of acquisition		860,215

Total common stocks (cost: $20,259,215,000)		28,918,849

Convertible stocks 0.06%
Financials 0.02%
Other securities		7,305

Miscellaneous 0.04%
Other convertible stocks in initial period of acquisition		11,888

Total convertible stocks (cost: $18,683,000)		19,193

Convertible bonds 0.14%	Principal amount (000)
Energy 0.14%
Other securities		42,780

Total convertible bonds (cost: $43,359,000)		42,780

American Funds Insurance Series	69

Growth-Income Fund

Short-term securities 7.88%	Principal amount (000)	Value (000)
Chevron Corp. 2.05% due 9/17/2018[2]	$50,000	$49,772
ExxonMobil Corp. 1.97%–2.02% due 8/14/2018–8/27/2018	95,500	95,219
Federal Home Loan Bank 1.70%–1.91% due 7/5/2018–8/29/2018	856,000	854,806
General Dynamics Corp. 2.03% due 8/8/2018[2]	25,000	24,943
Intel Corp. 1.98% due 8/7/2018[2]	75,000	74,839
U.S. Treasury Bills 1.61%–2.00% due 7/12/2018–11/15/2018	691,200	687,916
Other securities		700,692

Total short-term securities (cost: $2,488,142,000)		2,488,187
Total investment securities 99.73% (cost: $22,809,399,000)		31,469,009
Other assets less liabilities 0.27%		84,011

Net assets 100.00%		$31,553,020

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $155,786,000, which represented .49% of the net assets of the fund. One security in “Other securities” (with a value of $7,305,000, an aggregate cost of $6,000,000, and which represented .02% of the net assets of the fund) was acquired on 6/28/2012 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $748,339,000, which represented 2.37% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

70	American Funds Insurance Series

International Growth and Income Fund
Summary investment portfolio June 30, 2018	unaudited

Common stocks 90.64%	Shares	Value (000)
Financials 20.57%
HDFC Bank Ltd.[1]	1,228,800	$37,817
Zurich Insurance Group AG	92,200	27,382
Banco Santander, SA	4,488,061	24,067
BNP Paribas SA	300,300	18,653
Prudential PLC	738,000	16,894
KB Financial Group Inc.	356,500	16,889
AIA Group Ltd.	1,833,000	16,027
Swedbank AB, Class A	611,000	13,084
Sumitomo Mitsui Financial Group, Inc.	308,000	11,979
Sberbank of Russia PJSC (ADR)	802,660	11,586
Intesa Sanpaolo SpA	3,590,000	10,424
Other securities		96,746
		301,548

Health care 9.93%
Novartis AG	426,145	32,394
Hikma Pharmaceuticals PLC	1,317,700	26,103
Fresenius SE & Co. KGaA	286,000	22,979
Daiichi Sankyo Co., Ltd.	561,000	21,469
Teva Pharmaceutical Industries Ltd. (ADR)	662,000	16,100
Essilor International SA	100,072	14,129
Other securities		12,304
		145,478

Information technology 8.93%
Samsung Electronics Co., Ltd.	646,634	27,066
Tencent Holdings Ltd.	440,700	22,120
Lenovo Group Ltd.	35,600,000	19,285
Yandex NV, Class A2	470,000	16,873
Tokyo Electron Ltd.	63,700	10,943
Taiwan Semiconductor Manufacturing Co., Ltd.	1,464,000	10,396
Other securities		24,237
		130,920

Materials 8.49%
Rio Tinto PLC	1,098,800	60,920
Vale SA, ordinary nominative (ADR)	1,701,000	21,807
Yara International ASA	343,000	14,235
Other securities		27,394
		124,356

Consumer staples 7.81%
British American Tobacco PLC	931,402	47,079
Pernod Ricard SA	128,650	21,018
Imperial Brands PLC	316,016	11,770
Other securities		34,654
		114,521

Industrials 7.33%
Airbus SE, non-registered shares	253,960	29,734
Shanghai International Airport Co., Ltd., Class A	3,256,033	27,266
ASSA ABLOY AB, Class B	681,100	14,517
Rolls-Royce Holdings PLC[2]	838,400	10,934
Other securities		24,963
		107,414

American Funds Insurance Series	71

International Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Energy 7.05%
Royal Dutch Shell PLC, Class A	1,933,691	$67,091
Royal Dutch Shell PLC, Class B	89,900	3,219
TOTAL SA	305,299	18,615
Other securities		14,420
		103,345

Consumer discretionary 6.21%
LVMH Moët Hennessy-Louis Vuitton SE	48,000	15,987
NEXT PLC	131,000	10,460
Naspers Ltd., Class N	41,000	10,416
Other securities		54,159
		91,022

Utilities 5.92%
Ørsted AS	441,200	26,694
EDP - Energias de Portugal, SA	4,019,498	15,960
Other securities		44,042
		86,696

Real estate 4.57%
Sun Hung Kai Properties Ltd.	1,760,000	26,561
Daito Trust Construction Co., Ltd.	95,500	15,535
CK Asset Holdings Ltd.	1,797,348	14,272
China Resources Land Ltd.	3,162,000	10,660
		67,028

Telecommunication services 2.75%
Nippon Telegraph and Telephone Corp.	409,800	18,640
BT Group PLC	4,859,461	13,968
Other securities		7,733
		40,341

Miscellaneous 1.08%
Other common stocks in initial period of acquisition		15,814

Total common stocks (cost: $1,219,768,000)		1,328,483

Bonds, notes & other debt instruments 1.39%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.84%
Other securities		12,357

Corporate bonds & notes 0.52%
Energy 0.29%
Other securities		4,223

Health care 0.23%
Teva Pharmaceutical Finance Company BV 3.15%–4.10% 2026–2046	$2,220	1,685
Other securities		1,725
		3,410

Total corporate bonds & notes		7,633

U.S. Treasury bonds & notes 0.03%
U.S. Treasury 0.03%
Other securities		420

Total bonds, notes & other debt instruments (cost: $21,587,000)		20,410

72	American Funds Insurance Series

International Growth and Income Fund

Short-term securities 7.70%	Principal amount (000)	Value (000)
Mizuho Bank, Ltd. 2.05% due 8/7/2018[3]	$17,200	$17,162
Nestlé Capital Corp. 2.08% due 9/4/2018[3]	15,200	15,143
Société Générale 1.79% due 7/2/2018[3]	21,000	20,997
Swedbank AB 2.21%–2.22% due 9/18/2018–9/24/2018	41,800	41,588
Other securities		17,953

Total short-term securities (cost: $112,845,000)		112,843
Total investment securities 99.73% (cost: $1,354,200,000)		1,461,736
Other assets less liabilities 0.27%		3,946

Net assets 100.00%		$1,465,682

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One security in “Other securities” (with a value of $3,924,000, an aggregate cost of $4,634,000, and which represented .27% of the net assets of the fund) was acquired on 12/18/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $41,741,000, which represented 2.85% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $72,424,000, which represented 4.94% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series	73

Capital Income Builder

Summary investment portfolio June 30, 2018	unaudited

Common stocks 67.25%	Shares	Value (000)
Financials 9.87%
Wells Fargo & Co.	164,800	$9,137
CME Group Inc., Class A	48,916	8,018
Sampo Oyj, Class A	107,469	5,246
Swedbank AB, Class A	166,138	3,558
Other securities		38,094
		64,053

Energy 8.87%
Royal Dutch Shell PLC, Class B	303,840	10,881
Royal Dutch Shell PLC, Class B (ADR)	8,500	618
Royal Dutch Shell PLC, Class A	101	3
Enbridge Inc. (CAD denominated)	229,370	8,200
Enbridge Inc. (CAD denominated)[1]	12,969	464
Schlumberger Ltd.	119,800	8,030
Occidental Petroleum Corp.	89,300	7,473
Kinder Morgan, Inc.	359,000	6,343
Williams Companies, Inc.	215,800	5,850
Other securities		9,738
		57,600

Information technology 8.55%
Microsoft Corp.	132,120	13,028
QUALCOMM Inc.	185,600	10,416
Taiwan Semiconductor Manufacturing Co., Ltd.	1,005,800	7,142
Intel Corp.	135,200	6,721
Broadcom Inc.	23,100	5,605
Other securities		12,574
		55,486

Consumer staples 8.18%
Diageo PLC	259,500	9,322
British American Tobacco PLC	155,000	7,835
Philip Morris International Inc.	86,020	6,945
Coca-Cola Co.	148,000	6,491
Imperial Brands PLC	141,500	5,270
Other securities		17,231
		53,094

Real estate 6.41%
American Tower Corp. REIT	87,769	12,654
Crown Castle International Corp. REIT	76,900	8,291
Digital Realty Trust, Inc. REIT	51,200	5,713
Other securities		14,977
		41,635

Consumer discretionary 6.22%
Las Vegas Sands Corp.	176,600	13,484
Greene King PLC	948,000	7,202
Sands China Ltd.	1,018,800	5,448
Other securities		14,227
		40,361

Utilities 4.50%
SSE PLC	477,689	8,542
Enel SPA	1,160,877	6,449
Other securities		14,213
		29,204

74	American Funds Insurance Series

Capital Income Builder

Common stocks	Shares	Value (000)
Telecommunication services 4.35%
Vodafone Group PLC	4,255,100	$10,323
HKT Trust and HKT Ltd., units	4,775,340	6,099
Other securities		11,833
		28,255

Industrials 3.59%
Airbus SE, non-registered shares	88,814	10,398
Boeing Co.	17,600	5,905
Other securities		6,977
		23,280

Health care 3.54%
AstraZeneca PLC (ADR)	113,500	3,985
AstraZeneca PLC	39,300	2,725
Roche Holding AG, non-registered shares, nonvoting	23,575	5,250
Other securities		11,015
		22,975

Materials 1.82%
DowDuPont Inc.	84,800	5,590
Other securities		6,253
		11,843

Miscellaneous 1.35%
Other common stocks in initial period of acquisition		8,754

Total common stocks (cost: $424,055,000)		436,540

Convertible stocks 0.72%
Utilities 0.38%
Other securities		2,477

Real estate 0.34%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	2,231	2,229

Total convertible stocks (cost: $4,742,000)		4,706

Bonds, notes & other debt instruments 23.54%	Principal amount (000)
U.S. Treasury bonds & notes 13.04%
U.S. Treasury 12.25%
U.S. Treasury 1.625% 2022	$6,050	5,793
U.S. Treasury 1.875% 2022	9,000	8,711
U.S. Treasury 2.00% 2022	15,000	14,561
U.S. Treasury 2.125% 2022	8,800	8,576
U.S. Treasury 2.00% 2025	13,200	12,499
U.S. Treasury, principal only, 0% 2047	12,400	5,206
U.S. Treasury 1.75%–8.00% 2021–2048	24,283	24,184
		79,530

U.S. Treasury inflation-protected securities 0.79%
U.S. Treasury Inflation-Protected Securities 0.38%–0.50% 2027–2028[2]	5,952	5,092

Total U.S. Treasury bonds & notes		84,622

American Funds Insurance Series	75

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 7.08%
Federal agency mortgage-backed obligations 6.88%
Fannie Mae 4.00% 2047[3]	$9,639	$9,848
Fannie Mae 4.50% 2048[3]	7,956	8,337
Fannie Mae 4.50% 2048[3]	5,975	6,261
Fannie Mae 4.00% 2046–2047[3]	1,966	2,009
Freddie Mac 4.50% 2048[3,4]	5,552	5,768
Other securities		12,479
		44,702

Other 0.20%
Other securities		1,279

Total mortgage-backed obligations		45,981

Corporate bonds & notes 3.34%
Financials 1.26%
CME Group Inc. 4.15% 2048	200	203
Wells Fargo & Co. 3.55%–4.60% 2021–2025	399	406
Other securities		7,600
		8,209

Utilities 0.51%
Enel Finance International SA 3.625% 2027[1]	215	197
Other securities		3,102
		3,299

Consumer staples 0.36%
British American Tobacco PLC 3.56%–4.54% 2027–2047[1]	750	700
Reynolds American Inc. 6.875% 2020	300	318
Other securities		1,319
		2,337

Energy 0.28%
Kinder Morgan, Inc. 4.30%–5.55% 2028–2045	250	252
Other securities		1,545
		1,797

Telecommunication services 0.27%
Vodafone Group PLC 3.75%–5.25% 2024–2048	650	647
Other securities		1,093
		1,740

Other 0.66%
Other securities		4,314

Total corporate bonds & notes		21,696

Asset-backed obligations 0.08%
Other securities		494

Total bonds, notes & other debt instruments (cost: $155,499,000)		152,793

Short-term securities 9.94%
Eli Lilly and Co. 1.97% due 7/18/2018[1]	7,800	7,792
Emerson Electric Co. 1.92%–1.99% due 7/23/2018–8/8/2018[1]	13,500	13,477
Federal Home Loan Bank 1.80%–1.88% due 7/6/2018–8/2/2018	10,700	10,687
Kimberly-Clark Corp. 1.95% due 7/11/2018[1]	7,800	7,795

76	American Funds Insurance Series

Capital Income Builder

Short-term securities	Principal amount (000)	Value (000)
Swedbank AB 1.85% due 7/2/2018	$10,000	$9,998
Tennessee Valley Authority 1.88% due 7/17/2018	5,800	5,795
Other securities		8,987

Total short-term securities (cost: $64,536,000)		64,531
Total investment securities 101.45% (cost: $648,832,000)		658,570
Other assets less liabilities (1.45)%		(9,433)

Net assets 100.00%		$649,137

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $424,000, which represented .07% of the net assets of the fund. This amount includes $156,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $45,324,000, which represented 6.98% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

TBA = To-be-announced

See Notes to Financial Statements

American Funds Insurance Series	77

Asset Allocation Fund

Summary investment portfolio June 30, 2018	unaudited

Common stocks 62.22%	Shares	Value (000)
Information technology 17.01%
Microsoft Corp.	7,220,000	$711,964
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,251,000	521,016
Taiwan Semiconductor Manufacturing Co., Ltd.	8,600,000	61,069
ASML Holding NV (New York registered)	2,202,100	435,950
VeriSign, Inc.[1]	3,140,000	431,499
Broadcom Inc.	1,458,000	353,769
Intel Corp.	6,945,000	345,236
Intuit Inc.	1,100,000	224,735
Facebook, Inc., Class A1	986,000	191,600
Western Digital Corp.	2,400,000	185,784
QUALCOMM Inc.	3,000,000	168,360
Other securities		779,358
		4,410,340

Health care 10.18%
UnitedHealth Group Inc.	2,390,000	586,362
Johnson & Johnson	2,900,000	351,886
Humana Inc.	965,000	287,213
Aetna Inc.	1,400,000	256,900
Express Scripts Holding Co.[1]	3,100,000	239,351
AbbVie Inc.	2,329,000	215,782
Molina Healthcare, Inc.[1]	1,500,000	146,910
Other securities		556,024
		2,640,428

Financials 8.77%
Wells Fargo & Co.	5,906,400	327,451
Chubb Ltd.	2,450,000	311,199
First Republic Bank	2,580,000	249,718
Arch Capital Group Ltd.[1]	8,496,000	224,804
JPMorgan Chase & Co.	2,100,000	218,820
Bank of America Corp.	6,000,000	169,140
Citigroup Inc.	2,500,000	167,300
Other securities		605,510
		2,273,942

Consumer discretionary 6.64%
Home Depot, Inc.	1,400,000	273,140
Comcast Corp., Class A	7,550,000	247,715
Newell Brands Inc.	7,100,000	183,109
Amazon.com, Inc.[1]	105,000	178,479
VF Corp.	2,000,000	163,040
NIKE, Inc., Class B	1,980,000	157,766
General Motors Co.	4,000,000	157,600
Other securities		360,177
		1,721,026

Energy 6.40%
Noble Energy, Inc.	10,500,000	370,440
Cenovus Energy Inc.	22,000,000	228,426
Weatherford International PLC[1,2]	56,000,000	184,240
Royal Dutch Shell PLC, Class B (ADR)	2,465,000	179,082
Suncor Energy Inc.	4,000,000	162,781
Other securities		533,917
		1,658,886

Materials 4.18%
DowDuPont Inc.	5,904,000	389,192
LyondellBasell Industries NV	1,700,000	186,745
Other securities		508,780
		1,084,717

78	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Consumer staples 4.18%
Nestlé SA	3,508,230	$272,425
Nestlé SA (ADR)	900,000	69,687
Philip Morris International Inc.	3,660,000	295,508
Other securities		446,320
		1,083,940

Industrials 2.93%
Lockheed Martin Corp.	1,162,000	343,290
Boeing Co.	939,000	315,044
Other securities		102,113
		760,447

Real estate 1.25%
Other securities		322,756

Telecommunication services 0.33%
Other securities		84,344

Miscellaneous 0.35%
Other common stocks in initial period of acquisition		89,771

Total common stocks (cost: $11,561,535,000)		16,130,597

Rights & warrants 0.00%
Other 0.00%
Other securities		328

Total rights & warrants (cost: $47,000)		328

Convertible stocks 0.02%
Industrials 0.02%
Other securities		6,074

Total convertible stocks (cost: $4,800,000)		6,074

Bonds, notes & other debt instruments 25.86%	Principal amount (000)
U.S. Treasury bonds & notes 11.21%
U.S. Treasury 8.86%
U.S. Treasury 1.50% 2019	$400,000	398,400
U.S. Treasury 1.25% 2020[3]	298,117	292,429
U.S. Treasury 0.88%–4.75% 2019–2048[3]	1,641,455	1,606,273
		2,297,102

U.S. Treasury inflation-protected securities 2.35%
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	219,227	219,008
U.S. Treasury Inflation-Protected Security 1.375% 2044[3,4]	137,881	153,890
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2021–2047[4]	254,334	236,555
		609,453

Total U.S. Treasury bonds & notes		2,906,555

Corporate bonds & notes 8.96%
Energy 1.60%
Noble Energy, Inc. 4.95% 2047	2,000	2,008
Other securities		414,124
		416,132

American Funds Insurance Series	79

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Financials 1.52%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	$6,905	$6,802
Wells Fargo & Co. 2.50%–3.58% 2021–2028[5]	17,934	17,268
Other securities		368,971
		393,041

Health care 1.29%
Johnson & Johnson 2.25%–3.75% 2022–2047	6,785	6,587
Other securities		329,360
		335,947

Consumer discretionary 0.83%
Home Depot, Inc. 1.80%–4.25% 2020–2046	6,915	6,881
Other securities		208,212
		215,093

Consumer staples 0.58%
Philip Morris International Inc. 1.88%–4.25% 2020–2044	15,405	14,919
Other securities		136,290
		151,209

Industrials 0.52%
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,050	9,914
Other securities		124,497
		134,411

Information technology 0.36%
Broadcom Ltd. 2.38%–3.88% 2020–2027	7,215	6,933
Microsoft Corp. 4.10%–4.20% 2035–2037	7,000	7,360
Other securities		78,081
		92,374

Other 2.26%
Other securities		585,790

Total corporate bonds & notes		2,323,997

Mortgage-backed obligations 4.92%
Federal agency mortgage-backed obligations 4.79%
Fannie Mae 0%–7.50% 2021–2048[6,7,8]	658,492	667,209
Freddie Mac 1.69%–5.57% 2022–2048[6,7,8]	117,136	116,126
Other securities		455,037
		1,238,372

Other 0.13%
Other securities		36,800

Total mortgage-backed obligations		1,275,172

Federal agency bonds & notes 0.06%
Fannie Mae 1.88%–2.00% 2022–2026	16,000	14,806

Other 0.71%
Other securities		184,999

Total bonds, notes & other debt instruments (cost: $6,798,575,000)		6,705,529

80	American Funds Insurance Series

Asset Allocation Fund

Short-term securities 13.98%	Principal amount (000)	Value (000)
ExxonMobil Corp. 1.97%–1.99% due 8/8/2018–8/22/2018	$190,200	$189,723
Fannie Mae 1.84%–1.85% due 7/30/2018–8/6/2018	150,000	149,759
Federal Home Loan Bank 1.72%–1.93% due 7/3/2018–9/25/2018	1,200,300	1,197,989
Freddie Mac 1.76%–1.88% due 7/18/2018–8/21/2018	210,500	210,106
U.S. Treasury Bills 1.59%–1.99% due 7/5/2018–11/1/2018	827,900	826,282
Other securities		1,050,277

Total short-term securities (cost: $3,624,076,000)		3,624,136
Total investment securities 102.08% (cost: $21,989,033,000)		26,466,664
Other assets less liabilities (2.08)%		(539,492)

Net assets 100.00%		$25,927,172

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $39,910,000, which represented .15% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $49,314,000, which represented .19% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $32,685,000, an aggregate cost of $35,862,000, and which represented .13% of the net assets of the fund) were acquired from through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 6/30/2018[10] (000)	Unrealized depreciation at 6/30/2018 (000)
2 Year U.S. Treasury Note Futures	Long	1,225	October 2018	$245,000	$259,490	$(106)
30 Year Ultra U.S. Treasury Bond Futures	Short	110	September 2018	(11,000)	(17,552)	(162)
						$(268)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.8915%	U.S. EFFR	9/26/2018	$3,500,000	$(242)	$—	$(242)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(1,636)	—	(1,636)
U.S. EFFR	2.165%	4/3/2020	100,000	332	—	332
U.S. EFFR	2.174%	4/4/2020	127,900	411	—	411
U.S. EFFR	2.19%	4/6/2020	84,700	249	—	249
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(14)	—	(14)
2.929%	3-month USD-LIBOR	3/27/2048	25,000	(6)	—	(6)
U.S. EFFR	2.4775%	3/27/2048	25,000	(79)	—	(79)
					$—	$(985)

American Funds Insurance Series	81

Asset Allocation Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 6/30/2018 (000)
Common stocks 1.15%
Consumer discretionary 0.44%
Dillard’s, Inc., Class A (USA)[11]	807,618	392,382	—	1,200,000	$—	$38,379	$222	$113,400

Energy 0.71%
Weatherford International PLC[1,11]	56,000,000	—	—	56,000,000	—	(49,280)	—	184,240

Total common stocks								297,640

Bonds, notes & other debt instruments 0.10%
Energy 0.10%
Weatherford International PLC 4.50% 2022	$2,670,000	$2,700,000	—	$5,370,000	—	31	156	4,956
Weatherford International PLC 8.25% 2023	$5,500,000	$300,000	—	$5,800,000	—	(100)	239	5,769
Weatherford International PLC 9.875% 2024	—	$1,000,000	—	$1,000,000	—	3	37	1,015
Weatherford International PLC 9.875% 2025[12]	—	$2,550,000	—	$2,550,000	—	42	86	2,575
Weatherford International PLC 6.50% 2036	$7,595,000	—	—	$7,595,000	—	(513)	258	5,981
Weatherford International PLC 6.75% 2040	$7,825,000	—	—	$7,825,000	—	(227)	274	6,240
								26,536
Total 1.25%					$—	$(11,665)	$1,272	$324,176

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $5,226,000, which represented .02% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Step bond; coupon rate may change at a later date.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2017; it was not publicly disclosed.
[12]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,806,485,000, which represented 6.97% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts

EFFR = Federal Funds Effective Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

82	American Funds Insurance Series

Global Balanced Fund
Summary investment portfolio June 30, 2018	unaudited

Common stocks 61.82%	Shares	Value (000)
Information technology 12.76%
Nintendo Co., Ltd.	19,800	$6,474
ASML Holding NV	31,500	6,242
PagSeguro Digital Ltd., Class A1	220,528	6,120
Microsoft Corp.	53,500	5,276
Taiwan Semiconductor Manufacturing Co., Ltd.	697,000	4,949
Temenos AG	25,000	3,787
Broadcom Inc.	13,650	3,312
TravelSky Technology Ltd., Class H1	860,000	2,505
Keyence Corp.	4,400	2,486
Amphenol Corp., Class A	24,000	2,091
Other securities		6,170
		49,412

Financials 7.82%
HSBC Holdings PLC (GBP denominated)	539,633	5,061
JPMorgan Chase & Co.	44,670	4,655
Wells Fargo & Co.	47,900	2,656
HDFC Bank Ltd. (ADR)	21,605	2,269
Credicorp Ltd.	10,050	2,262
AIA Group Ltd.	250,000	2,186
Other securities		11,216
		30,305

Health care 6.34%
Humana Inc.	20,830	6,200
Merck & Co., Inc.	62,870	3,816
Fisher & Paykel Healthcare Corp. Ltd.	204,000	2,057
Other securities		12,488
		24,561

Industrials 6.29%
Boeing Co.	15,750	5,284
ASSA ABLOY AB, Class B	118,000	2,515
Flughafen Zürich AG	12,235	2,501
Ryanair Holdings PLC (ADR)[1]	20,600	2,353
Edenred SA	65,000	2,054
Other securities		9,672
		24,379

Energy 5.73%
Royal Dutch Shell PLC, Class B	125,700	4,502
ConocoPhillips	56,006	3,899
TOTAL SA	45,200	2,756
LUKOIL Oil Co. PJSC (ADR)	39,800	2,722
Enbridge Inc. (CAD denominated)	50,869	1,818
Enbridge Inc. (CAD denominated)[2]	16,157	578
Other securities		5,935
		22,210

Consumer discretionary 5.73%
Amazon.com, Inc.[1]	3,150	5,354
Ocado Group PLC[1]	259,500	3,519
Wynn Resorts, Ltd.	13,000	2,175
LVMH Moët Hennessy-Louis Vuitton SE	6,100	2,032
Other securities		9,114
		22,194

American Funds Insurance Series	83

Global Balanced Fund

Common stocks (continued)	Shares		Value (000)
Consumer staples 4.89%
Philip Morris International Inc.		50,800	$4,102
British American Tobacco PLC		76,900	3,887
Nestlé SA		43,800	3,401
Other securities			7,569
			18,959

Materials 3.44%
DowDuPont Inc.		37,848	2,495
Linde AG, non-registered shares		8,900	2,125
Other securities			8,710
			13,330

Real estate 2.38%
Gaming and Leisure Properties, Inc. REIT		59,720	2,138
Other securities			7,066
			9,204

Utilities 1.78%
ENN Energy Holdings Ltd.		232,000	2,281
Ørsted AS		33,800	2,045
Other securities			2,578
			6,904

Miscellaneous 4.66%
Other common stocks in initial period of acquisition			18,045

Total common stocks (cost: $189,305,000)			239,503

Bonds, notes & other debt instruments 33.32%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 15.27%
Japan, Series 346, 0.10% 2027		¥435,600	3,972
Japan 0.10%–2.30% 2018–2047[3]		1,001,824	9,760
Poland (Republic of) 3.25%–5.75% 2020–2025	PLN	14,140	4,031
United Mexican States 4.00%–10.00% 2020–2042[3]	MXN	64,405	3,142
United Mexican States 3.75%–4.60% 2027–2046		$600	570
Other securities			37,685
			59,160

U.S. Treasury bonds & notes 10.47%
U.S. Treasury 8.20%
U.S. Treasury 1.625% 2022		2,850	2,729
U.S. Treasury 2.25% 2027		2,800	2,663
U.S. Treasury 2.875% 2028		2,170	2,173
U.S. Treasury 1.00%–3.13% 2018–2048		24,873	24,208
			31,773

U.S. Treasury inflation-protected securities 2.27%
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2022–2044[3]		9,166	8,796

Total U.S. Treasury bonds & notes			40,569

Corporate bonds & notes 5.87%
Financials 1.55%
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[2,4]		200	193
HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[4]		€100	119
HSBC Holdings PLC 3.03%–3.90% 2023–2026[4]		$400	389
JPMorgan Chase & Co. 2.55%–3.25% 2021–2023		254	247

84	American Funds Insurance Series

Global Balanced Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated) (3-month USD-LIBOR + 3.78% on 2/1/2024)[4]	$135	$147
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.702% 2021[5]	300	300
Other securities		4,622
		6,017

Health care 0.77%
Humana Inc. 3.15% 2022	100	97
Other securities		2,867
		2,964

Consumer discretionary 0.61%
Amazon.com, Inc. 2.80%–3.15% 2024–2027	265	253
Other securities		2,096
		2,349

Consumer staples 0.52%
British American Tobacco PLC 3.56%–4.39% 2027–2037[2]	185	173
Philip Morris International Inc. 2.00%–4.25% 2020–2044	195	191
Reynolds American Inc. 4.00%–4.45% 2022–2025	120	121
Other securities		1,532
		2,017

Energy 0.52%
Petróleos Mexicanos 6.35%–6.50% 2027–2048[2]	487	458
Other securities		1,550
		2,008

Information technology 0.29%
Microsoft Corp. 2.40%–3.30% 2026–2027	652	626
Other securities		516
		1,142

Other 1.61%
Other securities		6,227

Total corporate bonds & notes		22,724

Mortgage-backed obligations 1.71%
Federal agency mortgage-backed obligations 1.12%
Other securities		4,311

Other 0.59%
Other securities		2,335

Total mortgage-backed obligations		6,646

Total bonds, notes & other debt instruments (cost: $132,603,000)		129,099

American Funds Insurance Series	85

Global Balanced Fund

Short-term securities 5.44%	Principal amount (000)	Value (000)
Federal Home Loan Bank 1.87% due 7/20/2018	$3,200	$3,197
Mizuho Bank, Ltd. 1.90% due 7/2/2018[2]	6,500	6,499
Sumitomo Mitsui Banking Corp. 2.00% due 7/17/2018–7/23/2018[2]	6,200	6,192
Swedbank AB 1.85% due 7/2/2018	3,600	3,599
Other securities		1,590

Total short-term securities (cost: $21,084,000)		21,077
Total investment securities 100.58% (cost: $ 342,992,000)		389,679
Other assets less liabilities (0.58)%		(2,258)

Net assets 100.00%		$387,421

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases	Sales			at 6/30/2018
(000)	(000)	Counterparty	Settlement date	(000)
USD558	BRL2,100	JPMorgan Chase	7/5/2018	$16
USD317	MXN5,900	JPMorgan Chase	7/9/2018	20
USD229	ZAR2,900	UBS AG	7/9/2018	18
NOK3,054	USD373	Goldman Sachs	7/9/2018	2
JPY57,092	USD523	Goldman Sachs	7/9/2018	(7)
USD331	PLN1,200	JPMorgan Chase	7/10/2018	11
USD471	GBP350	Citibank	7/10/2018	9
USD774	CHF760	JPMorgan Chase	7/10/2018	6
USD135	MXN2,700	Bank of America, N.A.	7/10/2018	(1)
EUR349	USD410	Bank of America, N.A.	7/10/2018	(2)
JPY22,275	USD204	Citibank	7/10/2018	(3)
CHF759	USD773	JPMorgan Chase	7/10/2018	(6)
EUR482	USD569	Citibank	7/10/2018	(6)
PLN1,200	USD333	JPMorgan Chase	7/10/2018	(13)
USD501	THB15,900	Bank of America, N.A.	7/12/2018	21
USD548	INR36,900	JPMorgan Chase	7/12/2018	10
NOK2,700	USD335	Bank of America, N.A.	7/12/2018	(4)
GBP561	USD752	Citibank	7/12/2018	(11)
USD391	BRL1,400	Citibank	7/13/2018	31
USD749	ILS2,675	Bank of America, N.A.	7/16/2018	17
EUR305	USD360	Bank of America, N.A.	7/16/2018	(4)
ILS2,675	USD739	Goldman Sachs	7/16/2018	(7)
JPY100,000	USD908	JPMorgan Chase	7/17/2018	(4)
USD1,013	KRW1,094,100	Bank of America, N.A.	7/19/2018	31
EUR859	USD1,000	Goldman Sachs	7/19/2018	5
USD575	MXN12,000	Bank of America, N.A.	7/19/2018	(28)
USD749	MYR3,000	JPMorgan Chase	7/20/2018	7
USD327	INR22,118	Goldman Sachs	7/20/2018	5
USD192	PLN700	JPMorgan Chase	7/20/2018	5
EUR573	GBP505	Citibank	7/20/2018	2
JPY57,672	EUR450	JPMorgan Chase	7/20/2018	(5)
GBP502	EUR573	JPMorgan Chase	7/20/2018	(6)
PLN700	USD194	JPMorgan Chase	7/20/2018	(7)

86	American Funds Insurance Series

Global Balanced Fund

Contract amount				Unrealized appreciation (depreciation)
Purchases	Sales			at 6/30/2018
(000)	(000)	Counterparty	Settlement date	(000)
USD483	PLN1,800	Bank of America, N.A.	7/23/2018	$2
USD113	CAD150	Bank of America, N.A.	7/23/2018	(1)
JPY22,250	USD202	Citibank	7/23/2018	(1)
EUR645	USD750	JPMorgan Chase	7/25/2018	4
USD166	ILS600	JPMorgan Chase	7/25/2018	2
EUR502	USD590	Bank of America, N.A.	7/25/2018	(2)
USD677	CAD900	JPMorgan Chase	7/25/2018	(8)
JPY111,459	USD1,017	Goldman Sachs	7/25/2018	(8)
EUR735	PLN3,200	Goldman Sachs	7/27/2018	5
EUR598	USD696	Goldman Sachs	7/31/2018	5
USD503	THB16,600	JPMorgan Chase	7/31/2018	2
USD717	AUD970	Morgan Stanley	7/31/2018	(1)
JPY50,074	USD455	Bank of New York Mellon	7/31/2018	(1)
USD771	EUR660	JPMorgan Chase	7/31/2018	(2)
USD377	CAD500	Bank of America, N.A.	7/31/2018	(4)
JPY174,520	USD1,584	Bank of New York Mellon	7/31/2018	(4)
USD501	CAD665	Bank of America, N.A.	7/31/2018	(5)
USD373	INR24,900	Citibank	9/24/2018	14
USD371	BRL1,250	Citibank	11/29/2018	54
USD222	BRL750	Citibank	11/29/2018	31
				$184

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $22,660,000, which represented 5.85% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Step bond; coupon rate may change at a later date.
[5]	Coupon rate may change periodically.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

EUR/€ = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

THB = Thai baht

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	87

Bond Fund
Summary investment portfolio June 30, 2018	unaudited

Bonds, notes & other debt instruments 96.18%	Principal amount (000)		Value (000)
Corporate bonds & notes 35.64%
Financials 10.04%
Bank of America Corp. 2.82%–3.97% 2023–2029[1]		$119,258	$116,105
Intesa Sanpaolo SpA 5.017% 2024[2]		79,790	72,486
Other securities			877,710
			1,066,301

Health care 6.27%
Pfizer Inc. 7.20% 2039		100	139
Teva Pharmaceutical Finance Company BV 2.80% 2023		84,169	72,759
Teva Pharmaceutical Finance Company BV 2.20%–6.75% 2021–2046		139,530	111,699
Other securities			482,075
			666,672

Energy 5.16%
Petróleos Mexicanos 7.47% 2026	MXN	295,000	12,849
Petróleos Mexicanos 5.35%–6.75% 2027–2048[2]		$38,710	36,841
Other securities			498,905
			548,595

Consumer discretionary 3.61%
Other securities			384,045

Utilities 3.36%
Other securities			357,004

Consumer staples 3.10%
Other securities			329,484

Information technology 1.19%
Other securities			126,026

Telecommunication services 1.13%
Other securities			120,568

Other 1.78%
Other securities			188,128

Total corporate bonds & notes			3,786,823

U.S. Treasury bonds & notes 25.14%
U.S. Treasury 21.10%
U.S. Treasury 2.25% 2023		115,000	111,918
U.S. Treasury 2.625% 2023		125,000	124,461
U.S. Treasury 2.75% 2023		75,000	75,066
U.S. Treasury 2.75% 2023		60,000	60,035
U.S. Treasury 2.125% 2024[3]		260,000	251,069
U.S. Treasury 2.125% 2024[3]		75,000	72,167
U.S. Treasury 2.125% 2024		75,000	72,072
U.S. Treasury 2.25% 2024		80,000	77,812
U.S. Treasury 2.75% 2025		150,000	149,406
U.S. Treasury 2.875% 2025[3]		211,118	211,855
U.S. Treasury 2.25% 2027		125,000	118,715
U.S. Treasury 2.25% 2027		100,000	95,095
U.S. Treasury 2.25% 2027		76,075	72,548
U.S. Treasury 2.375% 2027		100,000	96,217

88	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
U.S. Treasury 2.875% 2028		$137,043	$137,214
U.S. Treasury 3.00% 2048[3]		255,970	256,259
U.S. Treasury 2.38%–8.75% 2020–2048[3]		250,595	259,898
			2,241,807

U.S. Treasury inflation-protected securities 4.04%
U.S. Treasury Inflation-Protected Security 0.375% 2025[4]		53,902	52,965
U.S. Treasury Inflation-Protected Security 0.375% 2027[4]		153,615	149,471
U.S. Treasury Inflation-Protected Security 0.50% 2028[4]		149,474	124,214
U.S. Treasury Inflation-Protected Security 0.875% 2047[4]		74,253	74,202
U.S. Treasury Inflation-Protected Security 1.00% 2048[4]		34,489	28,664
			429,516

Total U.S. Treasury bonds & notes			2,671,323

Mortgage-backed obligations 23.53%
Federal agency mortgage-backed obligations 23.35%
Fannie Mae 3.50% 2033[5,6]		51,893	52,455
Fannie Mae 3.00% 2046[5]		72,156	70,008
Fannie Mae 3.50% 2047[5]		77,731	77,509
Fannie Mae 4.00% 2047[5]		83,559	85,338
Fannie Mae 3.50% 2048[5,6]		204,040	203,034
Fannie Mae 4.00% 2048[5,6]		316,485	322,197
Fannie Mae 4.00% 2048[5,6]		134,434	137,055
Fannie Mae 4.00% 2048[5,6]		88,904	90,428
Fannie Mae 4.50% 2048[5,6]		220,469	229,172
Fannie Mae 4.50% 2048[5,6]		199,176	206,726
Fannie Mae 3.27%–9.22% 2023–2048[5,6,7]		178,846	182,387
Freddie Mac 3.50% 2047[5]		73,151	72,823
Freddie Mac 4.00% 2048[5,6]		73,022	74,303
Freddie Mac 0%–5.50% 2021–2048[5,6]		198,319	198,150
Government National Mortgage Assn. 4.00% 2048[5,6]		196,439	201,300
Government National Mortgage Assn. 4.00% 2048[5,6]		151,761	155,292
Government National Mortgage Assn. 4.50% 2048[5,6]		92,096	95,739
Government National Mortgage Assn. 4.50% 2040–2048[5,6]		26,465	27,481
			2,481,397

Other 0.18%
Other securities			18,484

Total mortgage-backed obligations			2,499,881

Bonds & notes of governments & government agencies outside the U.S. 7.15%
Italy (Republic of) 0.95% 2023		€45,000	50,753
Japan, Series 19, 0.10% 2024[4]		¥5,377,070	50,874
Japan, Series 20, 0.10% 2025[4]		11,340,000	107,393
Portuguese Republic 5.125% 2024		$100,550	104,384
Portuguese Republic 4.10%–5.65% 2024–2045		€20,375	30,139
United Mexican States, Series M, 5.75% 2026	MXN	527,500	23,743
United Mexican States, Series M, 6.50% 2021		3,132,700	152,863
United Mexican States 3.60%–4.35% 2025–2047		$29,175	28,113
Other securities			211,594
			759,856

Asset-backed obligations 2.61%
Other securities			277,546

Municipals 2.00%
Illinois 1.72%
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023		26,190	26,663
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[5]		93,085	88,239
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019		400	407

American Funds Insurance Series	89

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
Illinois (continued)
G.O. Bonds, Series 2013-B, 3.65% 2020	$1,000	$997
G.O. Bonds, Series 2013-B, 4.11% 2022	750	736
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,063
G.O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,360
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	4,360	4,627
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	257
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,467
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,338
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	3,955	4,104
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	340
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,476
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[5]	7,784	8,043
Other securities		36,502
		182,619

Other 0.28%
Other securities		29,918

Total municipals		212,537

Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 2026	12,410	11,659

Total bonds, notes & other debt instruments (cost: $10,356,835,000)		10,219,625

Common stocks 0.03%	Shares
Other 0.03%
Other securities		2,833

Total common stocks (cost: $3,654,000)		2,833

Rights & warrants 0.00%
Energy 0.00%
Other securities		97

Total rights & warrants (cost: $16,000)		97

Short-term securities 21.76%	Principal amount (000)
Chevron Corp. 1.93%–2.02% due 7/13/2018–7/17/2018[2]	$59,200	59,150
ExxonMobil Corp. 2.00%–2.02% due 7/23/2018–8/28/2018	84,000	83,821
Federal Home Loan Bank 1.77%–1.95% due 7/9/2018–10/5/2018	796,700	794,803
Freddie Mac 1.91% due 8/20/2018	50,000	49,876
PepsiCo Inc. 1.95%–1.98% due 8/1/2018–8/7/2018[2]	70,000	69,858
Pfizer Inc. 2.02%–2.05% due 7/2/2018–8/20/2018[2]	109,000	108,874
U.S. Treasury Bills 1.56%–2.00% due 7/5/2018–11/15/2018	846,300	843,339
Other securities		302,784

Total short-term securities (cost: $2,312,454,000)		2,312,505
Total investment securities 117.97% (cost: $12,672,959,000)		12,535,060
Other assets less liabilities (17.97)%		(1,909,862)

Net assets 100.00%		$10,625,198

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

90	American Funds Insurance Series

Bond Fund

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $5,494,000, which represented .05% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $12,171,000, which represented .11% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $2,150,000, an aggregate cost of $780,000, and which represented .02% of the net assets of the fund) were acquired on 8/31/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

		Number of		Notional amount [8]	Value at 6/30/2018 [9]	Unrealized appreciation (depreciation) at 6/30/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	13,334	October 2018	$2,666,800	$2,824,516	$23
5 Year Euro-Bobl Futures	Short	2,269	September 2018	(226,900)	(350,216)	(1,831)
5 Year U.S. Treasury Note Futures	Long	12,291	October 2018	1,229,100	1,396,469	4,536
10 Year Euro-Bund Futures	Short	763	September 2018	(76,300)	(144,837)	(1,625)
10 Year U.S. Treasury Note Futures	Long	503	September 2018	50,300	60,454	251
10 Year Ultra U.S. Treasury Note Futures	Short	112	September 2018	(11,200)	(14,362)	(126)
30 Year Euro-Buxl Futures	Long	214	September 2018	21,400	44,409	619
30 Year Ultra U.S. Treasury Bond Futures	Long	772	September 2018	77,200	123,182	340
						$2,187

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2018 (000)
USD31,395	JPY3,430,000	Goldman Sachs	7/9/2018	$394
USD66,828	JPY7,300,000	JPMorgan Chase	7/10/2018	844
USD76,688	EUR65,550	JPMorgan Chase	7/10/2018	77
USD12,310	MXN252,000	Citibank	7/10/2018	(357)
USD10,283	EUR8,725	JPMorgan Chase	7/12/2018	84
USD26,432	EUR22,400	JPMorgan Chase	7/16/2018	241
USD13,179	JPY1,445,000	Goldman Sachs	7/25/2018	105
USD59,923	MXN1,220,000	Bank of New York Mellon	7/25/2018	(1,249)
USD44,704	JPY4,925,000	Bank of New York Mellon	7/31/2018	123
USD448	EUR385	Goldman Sachs	7/31/2018	(3)
USD119,413	MXN2,400,000	Citibank	7/31/2018	(808)
				$(549)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.39%	3-month Canada BA	7/13/2018	C$	1,460,000	$(123)	$—	$(123)
1.77%	3-month Canada BA	9/26/2018		975,000	58	—	58
1.669%	3-month USD-LIBOR	10/28/2019		$112,000	(1,478)	—	(1,478)
U.S. EFFR	2.165%	4/3/2020		594,600	1,977	—	1,977
2.55%	3-month USD-LIBOR	4/3/2020		594,600	(2,162)	—	(2,162)

American Funds Insurance Series	91

Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
U.S. EFFR	2.174%	4/4/2020	$760,300	$2,443	$—	$2,443
2.5725%	3-month USD-LIBOR	4/4/2020	760,298	(2,500)	—	(2,500)
U.S. EFFR	2.19%	4/6/2020	503,300	1,480	—	1,480
2.599%	3-month USD-LIBOR	4/6/2020	503,300	(1,426)	—	(1,426)
3-month USD-LIBOR	2.761%	4/27/2020	500,000	92	—	92
3-month USD-LIBOR	2.75%	4/30/2020	352,900	137	—	137
3-month USD-LIBOR	2.746%	5/1/2020	504,100	237	—	237
3-month USD-LIBOR	2.7515%	5/3/2020	501,000	202	—	202
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(33)	—	(33)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(3,187)	—	(3,187)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	490	—	490
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	2,848	—	2,848
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(5,934)	—	(5,934)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	610	—	610
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(996)	—	(996)
3-month USD-LIBOR	2.438%	11/19/2024	$750	20	—	20
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	584	—	584
3-month USD-LIBOR	2.0475%	3/23/2025	450	23	—	23
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	54	—	54
3-month USD-LIBOR	2.339%	5/13/2025	375	13	—	13
3-month USD-LIBOR	2.351%	5/15/2025	590	20	—	20
3-month USD-LIBOR	2.287%	5/20/2025	500	19	—	19
3-month USD-LIBOR	2.227%	5/28/2025	260	11	—	11
3-month USD-LIBOR	2.2125%	5/29/2025	465	20	—	20
3-month USD-LIBOR	2.451%	6/5/2025	650	18	—	18
3-month USD-LIBOR	2.46%	6/10/2025	2,536	70	—	70
3-month USD-LIBOR	2.455%	6/24/2025	235	7	—	7
3-month USD-LIBOR	2.397%	7/13/2025	900	29	—	29
3-month USD-LIBOR	2.535%	7/15/2025	800	18	—	18
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	36	—	36
3-month USD-LIBOR	2.312%	7/29/2025	1,000	37	—	37
3-month USD-LIBOR	2.331%	7/30/2025	435	16	—	16
3-month USD-LIBOR	2.228%	9/4/2025	12,000	523	—	523
6-month JPY-LIBOR	0.282%	2/2/2026	¥5,500,000	(328)	—	(328)
6-month JPY-LIBOR	0.0875%	3/10/2026	11,100,000	859	—	859
3-month USD-LIBOR	1.595%	5/12/2026	$8,500	788	—	788
3-month USD-LIBOR	1.592%	5/12/2026	4,000	371	—	371
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	37	—	37
2.913%	3-month USD-LIBOR	11/24/2034	10,000	(65)	—	(65)
2.844%	3-month USD-LIBOR	6/11/2035	3,250	(52)	—	(52)
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	(2)	—	(2)
2.773%	3-month USD-LIBOR	7/13/2035	500	(13)	—	(13)
2.589%	3-month USD-LIBOR	9/4/2035	3,100	(160)	—	(160)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(208)	—	(208)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,093	—	1,093
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	(813)	—	(813)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	393	—	393
3-month USD-LIBOR	2.78875%	1/23/2048	91,500	2,707	—	2,707
3-month USD-LIBOR	2.816%	1/23/2048	19,600	469	—	469
					$—	$(671)

92	American Funds Insurance Series

Bond Fund

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments (000)	Unrealized appreciation at 6/30/2018 (000)
CDX.NA.IG.30	1.00%/Quarterly	6/20/2023	$50,000	$(740)	$(899)	$159

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,486,045,000, which represented 13.99% of the net assets of the fund.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $55,344,000, which represented .52% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Coupon rate may change periodically.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

BA = Banker’s acceptances

C$ = Canadian dollars

EFFR = Federal Funds Effective Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

American Funds Insurance Series	93

Global Bond Fund

Bonds, notes & other debt instruments 91.91%	Principal amount (000)		Value (000)
Euros 12.82%
Belgium (Kingdom of), Series 82, 0.50% 2024		€12,920	$15,432
Belgium (Kingdom of), Series 77, 1.00% 2026		6,480	7,932
French Republic O.A.T. 2.25% 2024		11,680	15,457
Germany (Federal Republic of) 2.50% 2046		7,370	11,824
Germany (Federal Republic of) 1.25% 2048		17,050	21,083
Germany (Federal Republic of) 0.50%–6.25% 2024–2040		12,950	17,500
Italy (Republic of) 0.95% 2023		14,000	15,789
Italy (Republic of) 2.05%–4.75% 2023–2027		11,600	14,071
Portuguese Republic 2.875% 2025		12,350	16,061
Portuguese Republic 2.875% 2026		2,095	2,711
Portuguese Republic 4.125% 2027		11,510	16,191
Romania 2.75%–3.88% 2025–2038		8,265	9,589
Spain (Kingdom of) 1.45% 2027		19,430	23,094
Spain (Kingdom of) 1.50% 2027		10,350	12,401
Spain (Kingdom of) 2.70%–2.90% 2046–2048		7,895	9,707
Other securities			77,863
			286,705

Japanese yen 10.49%
Japan, Series 134, 0.10% 2022		¥1,350,000	12,310
Japan, Series 18, 0.10% 2024[1]		3,153,700	29,667
Japan, Series 19, 0.10% 2024[1]		2,691,050	25,461
Japan, Series 346, 0.10% 2027		3,125,000	28,494
Japan, Series 116, 2.20% 2030		1,735,000	19,472
Japan, Series 145, 1.70% 2033		2,210,000	24,147
Japan, Series 57, 0.80% 2047		3,756,250	34,764
Japan 0.10%–2.30% 2021–2044[1]		6,172,565	60,336
			234,651

Polish zloty 3.68%
Poland (Republic of), Series 1021, 5.75% 2021	PLN	126,530	37,839
Poland (Republic of), Series 0922, 5.75% 2022		34,600	10,521
Poland (Republic of) 1.50%–5.25% 2020–2025		122,240	34,035
			82,395

Mexican pesos 3.16%
United Mexican States, Series M, 6.50% 2021	MXN	373,300	18,216
United Mexican States, Series M, 5.75% 2026		654,500	29,459
United Mexican States 4.00%–10.00% 2020–2042[1]		432,123	22,899
			70,574

Indian rupees 2.90%
India (Republic of) 7.80% 2021	INR	727,600	10,636
India (Republic of) 8.83% 2023		1,284,200	19,456
India (Republic of) 6.79%–8.40% 2023–2030		2,203,470	30,936
Other securities			3,804
			64,832

British pounds 2.17%
United Kingdom 1.25% 2027		£11,725	15,372
United Kingdom 3.25% 2044		6,500	11,192
United Kingdom 1.50%–4.25% 2023–2047		12,520	19,127
Other securities			2,827
			48,518

Danish kroner 1.94%
Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]	DKr	178,600	27,868
Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]		14,724	2,410
Other securities			13,205
			43,483

94	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
Malaysian ringgits 1.59%
Malaysia (Federation of) 3.58%–4.50% 2018–2030	MYR	145,265	$35,569

South Korean won 1.41%
South Korea (Republic of), Series 2209, 2.00% 2022	KRW	13,974,200	12,391
South Korea (Republic of), Series 2712, 2.375% 2027		14,470,000	12,802
South Korea (Republic of) 1.88%–2.38% 2022–2023		7,040,000	6,280
			31,473

Thai baht 1.25%
Thailand (Kingdom of) 2.125% 2026	THB	379,250	11,052
Other securities			16,996
			28,048

Israeli shekels 0.86%
Israel (State of) 5.50% 2042	ILS	29,300	11,443
Other securities			7,746
			19,189

Canadian dollars 0.66%
Canada 2.25% 2025	C$	15,450	11,838
Other securities			2,954
			14,792

Romanian leu 0.51%
Romania 2.30%–5.95% 2020–2022	RON	46,525	11,517

U.S. dollars 44.73%
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[3,4]		$880	849
Fannie Mae 2.18%–4.50% 2022–2048[2,5]		38,880	39,591
Petróleos Mexicanos 6.35%–6.50% 2027–2048[4]		3,602	3,584
Poland (Republic of) 3.25%–4.00% 2024–2026		5,570	5,436
Romania 5.125% 2048[4]		6,200	5,998
U.S. Treasury 1.125% 2021[6]		28,660	27,575
U.S. Treasury 2.00% 2021		16,500	16,177
U.S. Treasury 2.125% 2022		41,955	40,888
U.S. Treasury 2.375% 2023		27,625	27,205
U.S. Treasury 2.75% 2023		39,400	39,423
U.S. Treasury 2.75% 2025		12,000	11,945
U.S. Treasury 2.00% 2026		33,560	31,430
U.S. Treasury 2.25% 2027		27,700	26,307
U.S. Treasury 2.75% 2028[6]		57,600	57,050
U.S. Treasury 2.875% 2028		24,000	24,030
U.S. Treasury 2.75% 2047[6]		18,900	17,995
U.S. Treasury 3.00% 2048		10,600	10,612
U.S. Treasury 1.88%–3.13% 2020–2048		31,700	31,179
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		27,083	27,056
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]		11,740	11,422
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2046[1]		43,860	44,328
United Mexican States 3.75% 2028		2,000	1,893
Other securities			498,445
			1,000,418

Other 3.74%
Other securities			83,542

Total bonds, notes & other debt instruments (cost: $2,095,810,000)			2,055,706

American Funds Insurance Series	95

Global Bond Fund

Convertible stocks 0.05%	Shares	Value (000)
U.S. dollars 0.05%
Other securities		$1,033

Total convertible stocks (cost: $816,000)		1,033

Common stocks 0.07%
Swiss francs 0.01%
Other securities		200

U.S. dollars 0.06%
Other securities		1,304

Total common stocks (cost: $2,505,000)		1,504

Rights & warrants 0.00%
U.S. dollars 0.00%
Other securities		56

Total rights & warrants (cost: $8,000)		56

Short-term securities 9.89%	Principal amount (000)
Caisse d’Amortissement de la Dette Sociale 1.99% due 7/9/2018		$16,100	16,092
Egyptian Treasury Bills 15.42%–16.35% due 7/10/2018–12/18/2018	EGP	209,900	11,129
Japanese Treasury Discount Bills (0.14)% due 5/20/2019		¥11,900,000	107,607
Nigerian Treasury Bills 11.65%–16.91% due 7/5/2018–12/6/2018	NGN	5,525,905	14,861
Swedbank AB 1.85% due 7/2/2018		$30,900	30,895
United Overseas Bank Ltd. 2.00% due 7/10/2018[4]		40,600	40,576

Total short-term securities (cost: $221,612,000)			221,160
Total investment securities 101.92% (cost: $2,320,751,000)			2,279,459
Other assets less liabilities (1.92)%			(42,856)

Net assets 100.00%			$2,236,603

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $3,268,000, which represented .15% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,825,000, which represented .26% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,153,000, an aggregate cost of $3,632,000, and which represented .19% of the net assets of the fund) were acquired from 8/31/2015 to 8/9/2017 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

96	American Funds Insurance Series

Global Bond Fund

Futures contracts

		Number of		Notional amount [7]	Value at 6/30/2018 [8]	Unrealized (depreciation) appreciation at 6/30/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year Euro-Bobl Futures	Short	142	September 2018	$(14,200)	$(21,918)	$(115)
5 Year U.S. Treasury Note Futures	Long	1,068	October 2018	106,800	121,343	627
10 Year Ultra U.S. Treasury Note Futures	Long	93	September 2018	9,300	11,926	93
10 Year U.S. Treasury Note Futures	Long	76	September 2018	7,600	9,134	86
30 Year Ultra U.S. Treasury Bond Futures	Short	141	September 2018	(14,100)	(22,498)	(204)
						$487

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2018 (000)
USD5,763	MXN107,300	JPMorgan Chase	7/9/2018	$369
USD3,099	ZAR39,200	UBS AG	7/9/2018	245
USD20,347	JPY2,253,235	JPMorgan Chase	7/9/2018	(18)
JPY1,655,674	USD15,154	Goldman Sachs	7/9/2018	(190)
JPY2,444,831	USD22,377	Goldman Sachs	7/9/2018	(281)
USD18,116	MYR72,000	JPMorgan Chase	7/10/2018	297
USD7,430	PLN26,900	JPMorgan Chase	7/10/2018	248
USD16,626	EUR14,075	Citibank	7/10/2018	176
USD5,651	GBP4,200	Citibank	7/10/2018	105
USD10,112	CHF9,930	JPMorgan Chase	7/10/2018	76
JPY445,496	USD4,079	Citibank	7/10/2018	(52)
CHF9,929	USD10,112	JPMorgan Chase	7/10/2018	(76)
JPY1,483,519	USD13,545	Citibank	7/10/2018	(136)
MYR60,765	USD15,198	JPMorgan Chase	7/10/2018	(159)
EUR14,075	USD16,685	Bank of America, N.A.	7/10/2018	(236)
PLN26,900	USD7,463	JPMorgan Chase	7/10/2018	(280)
USD7,727	GBP5,900	Morgan Stanley	7/11/2018	(63)
USD15,400	GBP11,737	JPMorgan Chase	7/11/2018	(99)
GBP23,523	USD31,700	Bank of America, N.A.	7/11/2018	(638)
USD7,709	THB244,600	Bank of America, N.A.	7/12/2018	323
USD13,972	INR941,650	JPMorgan Chase	7/12/2018	250
USD1,723	INR116,000	JPMorgan Chase	7/12/2018	32
NOK37,200	USD4,621	Bank of America, N.A.	7/12/2018	(51)
GBP6,389	USD8,564	Citibank	7/12/2018	(127)
USD4,890	BRL17,500	Citibank	7/13/2018	382
USD9,306	ILS33,250	Bank of America, N.A.	7/16/2018	206
EUR4,605	USD5,442	Bank of America, N.A.	7/16/2018	(58)
EUR17,250	USD20,667	UBS AG	7/16/2018	(496)
JPY1,010,000	USD9,169	JPMorgan Chase	7/17/2018	(35)
JPY392,473	USD3,563	Citibank	7/18/2018	(14)
NOK31,115	DKK24,600	Citibank	7/18/2018	(38)
USD15,595	KRW16,837,700	Bank of America, N.A.	7/19/2018	480
USD5,759	COP16,479,481	JPMorgan Chase	7/19/2018	142
USD13,575	INR923,000	Citibank	7/19/2018	135
USD8,450	COP24,598,000	Bank of America, N.A.	7/19/2018	66
EUR5,423	USD6,310	Goldman Sachs	7/19/2018	33
USD7,565	MXN158,000	Bank of America, N.A.	7/19/2018	(365)
USD7,616	MYR30,500	JPMorgan Chase	7/20/2018	69
EUR10,653	GBP9,396	Citibank	7/20/2018	46
USD2,407	INR163,000	Goldman Sachs	7/20/2018	34
JPY615,168	EUR4,800	JPMorgan Chase	7/20/2018	(50)

American Funds Insurance Series	97

Global Bond Fund

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2018 (000)
GBP9,342	EUR10,652	JPMorgan Chase	7/20/2018	$(119)
USD30,622	PLN114,400	Bank of America, N.A.	7/23/2018	70
USD7,540	PLN28,100	Bank of America, N.A.	7/23/2018	36
JPY1,310,000	USD11,918	Citibank	7/23/2018	(67)
USD9,131	INR627,000	Bank of America, N.A.	7/24/2018	7
USD8,828	ILS31,900	Bank of America, N.A.	7/25/2018	92
EUR10,459	USD12,171	JPMorgan Chase	7/25/2018	68
USD23,290	JPY2,576,365	JPMorgan Chase	7/25/2018	(21)
JPY727,337	USD6,624	Bank of America, N.A.	7/25/2018	(43)
JPY2,576,365	USD23,464	Bank of America, N.A.	7/25/2018	(153)
USD13,460	CAD17,900	JPMorgan Chase	7/25/2018	(163)
EUR9,784	PLN42,600	Goldman Sachs	7/27/2018	72
JPY878,869	USD8,048	Morgan Stanley	7/27/2018	(94)
EUR24,418	USD28,398	Goldman Sachs	7/31/2018	186
EUR3,395	USD3,948	Goldman Sachs	7/31/2018	26
USD6,091	THB201,000	JPMorgan Chase	7/31/2018	19
USD9,614	AUD13,010	Morgan Stanley	7/31/2018	(15)
JPY646,098	USD5,865	Bank of New York Mellon	7/31/2018	(16)
USD8,655	EUR7,410	JPMorgan Chase	7/31/2018	(19)
JPY2,218,752	USD20,140	Bank of New York Mellon	7/31/2018	(55)
JPY3,592,753	USD32,612	Bank of New York Mellon	7/31/2018	(90)
USD7,567	INR504,900	Citibank	9/24/2018	275
USD5,348	BRL18,000	Citibank	11/29/2018	771
USD2,192	BRL7,400	Citibank	11/29/2018	310
USD5,778	BRL19,300	Citibank	3/11/2019	916
BRL19,300	USD5,077	JPMorgan Chase	3/11/2019	(216)
USD16,793	BRL56,500	JPMorgan Chase	3/15/2019	2,570
USD1,143	EUR900	JPMorgan Chase	3/15/2019	69
BRL27,600	USD7,227	JPMorgan Chase	3/15/2019	(279)
USD947	EUR745	Goldman Sachs	4/12/2019	56
USD110,652	JPY11,900,000	Citibank	5/20/2019	376
				$4,821

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.8935%	U.S. EFFR	9/26/2018	$335,900	$(22)	$—	$(22)
1.6505%	3-month USD-LIBOR	3/21/2019	85,000	(526)	—	(526)
1.4898%	6-month EURIBOR	11/24/2047	€2,150	22	—	22
1.5768%	6-month EURIBOR	3/6/2048	5,000	179	—	179
1.4658%	6-month EURIBOR	4/20/2048	3,000	10	—	10
					$—	$(337)

98	American Funds Insurance Series

Global Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Step bond; coupon rate may change at a later date.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $215,969,000, which represented 9.66% of the net assets of the fund.
[5]	Purchased on a TBA basis.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,553,000, which represented .11% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

COP = Colombian pesos

DKK/DKr = Danish kroner

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

RON = Romanian leu

TBA = To-be-announced

THB = Thai baht

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

American Funds Insurance Series	99

High-Income Bond Fund
Summary investment portfolio June 30, 2018	unaudited

Bonds, notes & other debt instruments 95.20%	Principal amount (000)	Value (000)
Corporate bonds & notes 94.70%
Energy 18.98%
Blackstone CQP Holdco LP 6.00% 2021[1,2]	$1,600	$1,604
Blackstone CQP Holdco LP 6.50% 2021[1,2]	21,230	21,336
Cheniere Energy Partners, LP 5.25% 2025[1]	2,200	2,151
Chesapeake Energy Corp. 8.00% 2025	6,100	6,228
Chesapeake Energy Corp. 4.88%–8.00% 2019–2027[1,3]	12,508	12,566
CONSOL Energy Inc. 5.875% 2022	12,824	12,923
NGL Energy Partners LP 6.875% 2021	7,010	7,124
Southwestern Energy Co. 4.10% 2022	7,430	7,133
Teekay Corp. 8.50% 2020	12,018	12,439
Weatherford International PLC 6.75% 2040	7,755	6,185
Weatherford International PLC 4.50%–9.88% 2021–2036[1]	13,820	12,518
Other securities		162,603
		264,810

Health care 14.05%
Centene Corp. 4.75% 2022	6,515	6,588
Centene Corp. 4.75%–6.13% 2024–2026[1]	11,315	11,507
Kinetic Concepts, Inc. 12.50% 2021[1]	6,463	7,174
Molina Healthcare, Inc. 5.375% 2022	10,910	11,033
Molina Healthcare, Inc. 4.875% 2025[1]	4,294	4,187
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.325% 2023[3,4,5,6,7,8]	6,914	6,311
Tenet Healthcare Corp. 6.00% 2020	6,565	6,770
Tenet Healthcare Corp. 4.38%–8.13% 2020–2024[1]	18,652	18,581
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	7,585	7,154
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	12,705	11,752
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	6,985	7,273
Valeant Pharmaceuticals International, Inc. 5.63%–9.00% 2021–2027[1]	10,580	10,842
Valeant Pharmaceuticals International, Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 4.982% 2025[3,4,5]	1,675	1,672
Other securities		85,213
		196,057

Consumer discretionary 12.90%
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	8,450	8,323
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2028[1]	17,150	16,323
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,700	12,672
Meredith Corp. 6.875% 2026[1]	7,140	7,060
Petsmart, Inc. 5.875% 2025[1]	15,140	11,696
Petsmart, Inc. 7.13%–8.88% 2023–2025[1]	9,200	6,133
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	7,275	7,166
Other securities		110,623
		179,996

Materials 11.45%
Cleveland-Cliffs Inc. 4.875% 2024[1]	3,825	3,701
Cleveland-Cliffs Inc. 5.75% 2025	15,000	14,269
First Quantum Minerals Ltd. 7.50% 2025[1]	12,300	12,185
First Quantum Minerals Ltd. 6.50%–7.25% 2021–2026[1]	16,195	16,048
Freeport-McMoRan Inc. 3.55% 2022	7,415	7,063
Platform Specialty Products Corp. 5.875% 2025[1]	6,535	6,396
Ryerson Inc. 11.00% 2022[1]	6,336	6,985
Other securities		93,138
		159,785

Industrials 9.08%
Allison Transmission Holdings, Inc. 5.00% 2024[1]	6,265	6,179
Associated Materials, LLC 9.00% 2024[1]	7,000	7,367
Brand Energy 8.50% 2025[1]	6,305	6,407
Corporate Risk Holdings LLC 9.50% 2019[1]	12,782	13,373

100	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,6,7,8]	$1,187	$1,270
DAE Aviation Holdings, Inc. 10.00% 2023[1]	7,965	8,632
Other securities		83,475
		126,703

Telecommunication services 8.97%
Frontier Communications Corp. 10.50% 2022	7,440	6,789
Frontier Communications Corp. 11.00% 2025	14,225	11,447
Frontier Communications Corp. 8.50%–9.25% 2021–2026[1]	5,500	5,338
Intelsat Jackson Holding Co. 7.25% 2020	5,775	5,775
Intelsat Jackson Holding Co. 7.50% 2021	11,910	11,880
Intelsat Jackson Holding Co. 5.50%–8.00% 2023–2024[1]	7,725	7,375
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.78% 2020 (100% PIK)[3,4,5,6]	8,749	7,269
Sprint Corp. 11.50% 2021	5,880	6,968
Sprint Corp. 6.88%–8.75% 2021–2032	12,970	13,140
Ziggo Bond Finance BV 5.50% 2027[1]	6,950	6,509
Other securities		42,589
		125,079

Information technology 7.41%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.557% 2025[3,4,5]	6,750	6,524
Camelot Finance SA 7.875% 2024[1]	7,530	7,568
Gogo Inc. 12.50% 2022[1]	12,850	13,749
Infor Software 7.125% 2021[1,6]	7,960	8,010
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.608% 2024[3,4,5]	7,870	8,155
Unisys Corp. 10.75% 2022[1]	6,400	7,200
Other securities		52,179
		103,385

Financials 3.92%
Other securities		54,662

Utilities 2.93%
Other securities		40,819

Consumer staples 2.75%
B&G Foods, Inc. 5.25% 2025	7,158	6,764
Other securities		31,563
		38,327

Real estate 2.26%
Iron Mountain Inc. 5.75% 2024	7,650	7,554
Other securities		23,988
		31,542

Total corporate bonds & notes		1,321,165

Other bonds & notes 0.50%
Other securities		6,917

Total bonds, notes & other debt instruments (cost: $1,345,692,000)		1,328,082

Convertible bonds 0.55%
Energy 0.10%
Chesapeake Energy Corp., convertible notes, 5.50% 2026[1]	600	611
Other securities		715
		1,326

American Funds Insurance Series	101

High-Income Bond Fund

Convertible bonds (continued)	Principal amount (000)	Value (000)
Telecommunication services 0.05%
Intelsat SA, convertible notes, 4.50% 2025[1]	$550	$676

Other 0.17%
Other securities		2,422

Miscellaneous 0.23%
Other convertible bonds in initial period of acquisition		3,203

Total convertible bonds (cost: $7,329,000)		7,627

Convertible stocks 0.56%	Shares
Industrials 0.42%
Associated Materials, LLC, 14.00% convertible preferred 2020[7,8]	4,850	5,892

Health care 0.06%
Other securities		818

Telecommunication services 0.01%
Frontier Communications Corp., Series A, 11.125% convertible preferred 2018	10,000	99

Miscellaneous 0.07%
Other convertible stocks in initial period of acquisition		974

Total convertible stocks (cost: $7,154,000)		7,783

Common stocks 1.09%
Information technology 0.48%
Corporate Risk Holdings I, Inc.[2,7,8,9]	218,504	6,693
Other securities		—
		6,693

Other 0.55%
Other securities		7,645

Miscellaneous 0.06%
Other common stocks in initial period of acquisition		896

Total common stocks (cost: $21,440,000)		15,234

Rights & warrants 0.03%
Energy 0.03%
Other securities		354

Total rights & warrants (cost: $51,000)		354

102	American Funds Insurance Series

High-Income Bond Fund

Short-term securities 3.17%	Principal amount (000)	Value (000)
Federal Home Loan Bank 1.84% due 7/20/2018	$10,000	$9,991
Honeywell International Inc. 1.95% due 7/25/2018[1]	6,400	6,391
Société Générale 1.79% due 7/2/2018[1]	27,900	27,896

Total short-term securities (cost: $44,281,000)		44,278
Total investment securities 100.60% (cost: $1,425,947,000)		1,403,358
Other assets less liabilities (0.60)%		(8,340)

Net assets 100.00%		$1,395,018

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $4,276,000, which represented less than .01% of the net assets of the fund.

Futures contracts

		Number of		Notional amount	[10]	Value at 6/30/2018	[11]	Unrealized depreciation at 6/30/2018
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
10 Year U.S. Treasury Note Futures	Short	159	September 2018	$(15,900)		$(19,110)		$(75)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)
3-month USD-LIBOR	2.772%	2/28/2025	$14,500	$105	$—	$105
3-month USD-LIBOR	2.0745%	11/21/2026	18,600	1,165	—	1,165
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	527	—	527
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(523)	—	(523)
3-month USD-LIBOR	2.6475%	1/25/2028	5,000	115	—	115
					$—	$1,389

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments (000)	Unrealized appreciation at 6/30/2018 (000)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	$62,650	$(3,846)	$(4,557)	$711
CDX.NA.HY.30	5.00%/Quarterly	6/20/2023	22,110	(1,270)	(1,660)	390
					$(6,217)	$1,101

American Funds Insurance Series	103

High-Income Bond Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $778,268,000, which represented 55.79% of the net assets of the fund.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[3]	Coupon rate may change periodically.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $98,836,000, which represented 7.08% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $32,911,000, which represented 2.36% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	Security did not produce income during the last 12 months.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017–2/5/2018	$21,235	$21,336	1.53%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	1,600	1,604	.11
Corporate Risk Holdings I, Inc.	8/31/2015	2,428	6,693	.48
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
Other securities	12/13/2012–11/15/2016	4,633	1,475	.11
Total private placement securities		$29,896	$31,108	2.23%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See Notes to Financial Statements

104	American Funds Insurance Series

Mortgage Fund
Summary investment portfolio June 30, 2018	unaudited

Bonds, notes & other debt instruments 95.27%	Principal amount (000)	Value (000)
Mortgage-backed obligations 72.60%
Federal agency mortgage-backed obligations 70.16%
Fannie Mae 4.00% 2047[1]	$7,529	$7,694
Fannie Mae 4.00% 2047[1]	4,797	4,897
Fannie Mae 4.00% 2048[1,2]	10,113	10,296
Fannie Mae 4.00% 2048[1,2]	4,296	4,380
Fannie Mae 4.00% 2048[1,2]	2,841	2,890
Fannie Mae 4.50% 2048[1]	14,986	15,643
Fannie Mae 4.50% 2048[1]	7,966	8,348
Fannie Mae 4.50% 2048[1]	4,973	5,210
Fannie Mae 4.00%–5.00% 2036–2048[1]	2,963	3,088
Freddie Mac 4.00% 2036[1]	5,574	5,746
Freddie Mac 4.00% 2048[1,2]	12,500	12,719
Freddie Mac 4.00% 2048[1,2]	6,354	6,474
Freddie Mac 4.50% 2048[1,2]	16,418	17,058
Freddie Mac 4.50% 2048[1,2]	4,282	4,456
Freddie Mac 2.60%–5.00% 2020–2036[1]	5,336	5,456
Freddie Mac Pool #760014 2.978% 2045[1,3]	2,555	2,556
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2046[1]	4,722	4,770
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	12,818	12,496
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	11,539	11,334
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,866	7,733
Government National Mortgage Assn. 5.50% 2040[1]	2,037	2,222
Government National Mortgage Assn. 4.00% 2048[1,2]	5,190	5,319
Government National Mortgage Assn. 4.00% 2048[1,2]	4,010	4,103
Government National Mortgage Assn. 4.50% 2048[1,2]	33,082	34,391
Government National Mortgage Assn. 4.50% 2048[1,2]	4,868	5,052
Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1]	23,415	23,928
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,357	4,302
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	558	566
Other securities		4,653
		237,780

Collateralized mortgage-backed (privately originated) 2.41%
Other securities		8,177

Commercial mortgage-backed securities 0.03%
Other securities		84

Total mortgage-backed obligations		246,041

U.S. Treasury bonds & notes 10.08%

U.S. Treasury 6.97%
U.S. Treasury 1.875% 2022[4]	7,800	7,538
U.S. Treasury 2.00% 2022	3,300	3,203
U.S. Treasury 2.75% 2023	3,500	3,503
U.S. Treasury 2.50% 2024	2,500	2,460
U.S. Treasury 3.00% 2048[4]	5,000	5,006
U.S. Treasury 1.50%–2.75% 2020–2023	1,968	1,930
		23,640

U.S. Treasury inflation-protected securities 3.11%
U.S. Treasury Inflation-Protected Security 0.50% 2028[5]	4,093	3,401
U.S. Treasury Inflation-Protected Security 2.125% 2041[5]	126	159
U.S. Treasury Inflation-Protected Security 0.75% 2042[4,5]	7,134	6,966
		10,526

Total U.S. Treasury bonds & notes		34,166

American Funds Insurance Series	105

Mortgage Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 6.29%
Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.79% 2021[1,6]	$2,413	$2,412
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.491% 2025[1,3]	2,851	2,813
Other securities		16,099
		21,324

Federal agency bonds & notes 6.26%
Fannie Mae 1.88%–2.00% 2022	8,800	8,565
Federal Home Loan Bank 1.38%–1.88% 2021	13,000	12,638
		21,203

Corporate bonds & notes 0.04%

Financials 0.04%
Other securities		134

Total bonds, notes & other debt instruments (cost: $324,480,000)		322,868

Short-term securities 36.05%
Chariot Funding, LLC 2.05% due 8/3/2018[6]	9,000	8,982
Chevron Corp. 1.92% due 7/23/2018[6]	8,300	8,289
Coca-Cola Co. 2.04% due 8/13/2018[6]	7,900	7,880
ExxonMobil Corp. 1.97% due 8/8/2018	10,000	9,978
Federal Farm Credit Banks 1.82%–2.06% due 7/16/2018–11/27/2018	23,000	22,882
Federal Home Loan Bank 1.90% due 8/22/2018	6,000	5,985
Freddie Mac 1.78% due 7/18/2018	5,000	4,996
Honeywell International Inc. 1.88% due 7/11/2018[6]	10,000	9,994
Intel Corp. 2.00% due 9/6/2018[6]	9,000	8,965
John Deere Bank SA 2.00% due 8/1/2018[6]	6,400	6,388
Paccar Financial Corp. 1.96% due 7/23/2018	9,000	8,988
PepsiCo Inc. 1.84% due 8/7/2018[6]	10,000	9,978
Société Générale 1.79% due 7/2/2018[6]	6,900	6,899
Other securities		1,991

Total short-term securities (cost: $122,206,000)		122,195
Total investment securities 131.32% (cost: $446,686,000)		445,063
Other assets less liabilities (31.32)%		(106,155)

Net assets 100.00%		$338,908

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,765,000, which represented .52% of the net assets of the fund.

106	American Funds Insurance Series

Mortgage Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 6/30/2018 (000)	[8]	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,134	October 2018	$113,400		$128,842		$667
10 Year Ultra U.S. Treasury Note Futures	Long	107	September 2018	10,700		13,721		111
20 Year U.S. Treasury Bond Futures	Long	48	September 2018	4,800		6,960		18
30 Year Ultra U.S. Treasury Bond Futures	Long	5	September 2018	500		798		2
								$798

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.8935%	U.S. EFFR	9/26/2018	$71,000	$(5)	$—	$(5)
1.865%	U.S. EFFR	9/26/2018	65,100	(7)	—	(7)
2.088%	U.S. EFFR	2/6/2020	21,000	(72)	—	(72)
2.0115%	U.S. EFFR	2/8/2020	25,000	(119)	—	(119)
3-month USD-LIBOR	1.217%	9/22/2021	11,500	587	—	587
3-month USD-LIBOR	1.225%	9/22/2021	11,500	585	—	585
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	725	—	725
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(815)	—	(815)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(313)	—	(313)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(1,464)	—	(1,464)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(126)	—	(126)
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	911	—	911
3-month USD-LIBOR	2.24%	12/5/2026	10,500	529	—	529
3-month USD-LIBOR	2.27%	12/5/2026	8,500	409	—	409
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(50)	—	(50)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(112)	—	(112)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(163)	—	(163)
U.S. EFFR	2.145%	11/9/2047	2,200	145	—	145
U.S. EFFR	2.153%	11/10/2047	2,200	141	—	141
U.S. EFFR	2.155%	11/10/2047	1,280	82	—	82
U.S. EFFR	2.17%	11/13/2047	2,320	141	—	141
U.S. EFFR	2.5635%	2/12/2048	4,528	(97)	—	(97)
2.98%	3-month USD-LIBOR	3/15/2048	300	3	—	3
2.9625%	3-month USD-LIBOR	3/15/2048	300	2	—	2
U.S. EFFR	2.4615%	3/15/2048	300	— [9]	—	— [9]
U.S. EFFR	2.485%	3/15/2048	300	(1)	—	(1)
U.S. EFFR	2.425%	3/16/2048	600	5	—	5
2.917%	3-month USD-LIBOR	3/16/2048	600	(2)	—	(2)
					$—	$919

American Funds Insurance Series	107

Mortgage Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $5,550,000, which represented 1.64% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $90,987,000, which represented 26.85% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

108	American Funds Insurance Series

Ultra-Short Bond Fund
Investment portfolio June 30, 2018	unaudited

Short-term securities 99.94%	Principal amount (000)	Value (000)
Commercial paper 84.63%
American Honda Finance Corp. 2.15% due 7/24/2018	$8,650	$8,638
Caisse d’Amortissement de la Dette Sociale 1.99% due 7/9/2018	10,000	9,995
Chevron Corp. 2.06% due 9/12/2018[1]	10,000	9,957
Emerson Electric Co. 1.92% due 7/10/2018[1]	7,990	7,985
Essilor International 1.98% due 7/16/2018[1]	10,000	9,991
Fairway Finance Corp. 2.00% due 7/16/2018[1]	6,500	6,494
General Dynamics Corp. 2.03% due 7/17/2018[1]	10,000	9,990
Hydro-Québec 2.02% due 8/2/2018[1]	10,000	9,981
John Deere Canada ULC 1.97% due 7/17/2018[1]	9,100	9,091
KfW 2.12% due 9/24/2018[1]	10,000	9,950
Kimberly-Clark Corp. 1.95% due 7/11/2018[1]	8,000	7,995
Mitsubishi UFJ Trust and Banking Corp. 2.05% due 7/6/2018[1]	9,300	9,297
Mizuho Bank, Ltd. 2.04% due 8/13/2018[1]	10,000	9,974
National Australia Bank Ltd. 1.95% due 7/2/2018[1]	11,000	10,998
National Rural Utilities Cooperative Finance Corp. 1.98% due 7/17/2018	8,800	8,791
Nestlé Capital Corp. 2.08% due 9/4/2018[1]	10,000	9,962
Old Line Funding, LLC 2.05% due 8/6/2018[1]	4,800	4,790
Pfizer Inc. 2.02% due 8/21/2018[1]	10,000	9,970
Province of Ontario 1.91% due 7/5/2018	9,300	9,297
Prudential Funding, LLC 1.90% due 7/6/2018	10,000	9,996
Simon Property Group, L.P. 2.08% due 8/20/2018[1]	11,150	11,117
Société Générale 1.79% due 7/2/2018[1]	12,000	11,998
Starbird Funding Corp. 1.96% due 7/6/2018[1]	5,000	4,998
Sumitomo Mitsui Banking Corp. 2.00% due 7/23/2018[1]	11,000	10,986
Swedbank AB 2.23% due 9/27/2018	6,800	6,763
Toyota Industries Commercial Finance, Inc. 2.10% due 8/17/2018[1]	8,000	7,978
United Overseas Bank Ltd. 2.00% due 7/10/2018[1]	10,000	9,994
		246,976

Federal agency discount notes 11.20%
Federal Home Loan Bank 1.85%–1.89% due 7/20/2018–8/6/2018	32,000	31,957
Freddie Mac 1.83% due 8/6/2018	715	714
		32,671

U.S. Treasury bonds & notes 4.11%
U.S. Treasury Bill 1.60% due 7/19/2018	12,000	11,990

Total short-term securities (cost: $291,655,000)		291,637
Total investment securities 99.94% (cost: $291,655,000)		291,637
Other assets less liabilities 0.06%		178

Net assets 100.00%		$291,815

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $193,496,000, which represented 66.31% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series	109

U.S. Government/AAA-Rated Securities Fund
Summary investment portfolio June 30, 2018	unaudited

Bonds, notes & other debt instruments 99.10%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 50.17%
U.S. Treasury 43.02%
U.S. Treasury 2.50% 2020	$50,000	$49,973
U.S. Treasury 1.125% 2021	31,950	30,481
U.S. Treasury 1.75% 2021[1]	33,540	32,544
U.S. Treasury 2.00% 2021	46,300	45,268
U.S. Treasury 2.00% 2021	26,500	26,038
U.S. Treasury 1.75% 2022	174,300	168,177
U.S. Treasury 1.875% 2022	63,000	61,122
U.S. Treasury 2.00% 2022	69,500	67,464
U.S. Treasury 2.00% 2022	43,510	42,222
U.S. Treasury 1.50% 2023	26,020	24,625
U.S. Treasury 1.625% 2023	38,150	36,210
U.S. Treasury 2.125% 2023[1]	64,095	62,028
U.S. Treasury 2.625% 2023	63,000	62,728
U.S. Treasury 2.75% 2023	99,300	99,387
U.S. Treasury 2.75% 2023	52,956	52,987
U.S. Treasury 2.125% 2024	55,975	53,790
U.S. Treasury 2.50% 2024	44,000	43,296
U.S. Treasury 2.75% 2025	38,000	37,850
U.S. Treasury 2.875% 2025	25,000	25,084
U.S. Treasury 2.75% 2028	27,461	27,199
U.S. Treasury 2.75% 2047[1]	43,501	41,423
U.S. Treasury 1.50%–6.25% 2019–2048	210,954	207,086
		1,296,982

U.S. Treasury inflation-protected securities 7.15%
U.S. Treasury Inflation-Protected Security 0.50% 2028[2]	57,386	47,688
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	46,441	51,833
U.S. Treasury Inflation-Protected Security 1.00% 2048[2]	31,748	26,386
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2047[2]	91,391	89,863
		215,770

Total U.S. Treasury bonds & notes		1,512,752

Mortgage-backed obligations 28.50%
Federal agency mortgage-backed obligations 28.50%
Fannie Mae 3.00% 2036[3]	27,950	27,543
Fannie Mae 4.00% 2047[3]	32,646	33,360
Fannie Mae 4.50% 2048[3,4]	95,470	99,239
Fannie Mae 4.50% 2048[3,4]	67,539	70,099
Fannie Mae 4.50% 2048[3]	43,815	45,915
Fannie Mae 0%–9.22% 2022–2048[3,4,5]	129,020	132,015
Freddie Mac 4.50% 2048[3,4]	36,248	37,659
Freddie Mac 0%–5.50% 2020–2048[3,4,5]	75,257	75,767
Freddie Mac, Series K010, Class A1, Multi Family, 3.32% 2020[3]	107	107
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	44,020	43,237
Government National Mortgage Assn. 3.50% 2048[3,4]	25,000	25,090
Government National Mortgage Assn. 4.00% 2048[3,4]	33,367	34,143
Government National Mortgage Assn. 4.50% 2048[3,4]	60,719	63,017
Government National Mortgage Assn. 4.50% 2048[3,4]	31,081	32,310
Government National Mortgage Assn. 2.74%–6.64% 2034–2065[3,4,5]	61,832	64,125
Other securities		75,485
		859,111

Federal agency bonds & notes 20.43%
Fannie Mae 1.25%–7.13% 2019–2030	31,400	32,266
Federal Home Loan Bank 1.75%–5.50% 2018–2036	91,315	91,736
Freddie Mac 2.38%–3.75% 2019–2021	112,750	112,154
Tennessee Valley Authority 2.88%–5.88% 2021–2060	47,305	49,028
U.S. Department of Housing and Urban Development 1.33%–3.70% 2018–2034	83,632	83,208

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
United States Agency for International Development, Jordan (Kingdom of) 1.95%–3.00% 2019–2025	$194,000	$193,737
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,477	3,997
United States Agency for International Development, Iraq (State of), 2.149% 2022	6,670	6,475
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,878
United States Agency for International Development, Ukraine 1.47%–1.84% 2019–2021	5,855	5,663
Other securities		34,757
		615,899

Total bonds, notes & other debt instruments (cost: $3,019,008,000)		2,987,762

Short-term securities 16.56%
Chariot Funding, LLC 2.25% due 8/31/2018[6]	25,000	24,905
CHARTA, LLC 2.27% due 9/28/2018[6]	30,000	29,827
Chevron Corp. 1.98%–2.01% due 8/23/2018–9/10/2018[6]	50,000	49,809
Coca-Cola Co. 2.23% due 10/5/2018[6]	50,000	49,704
Eli Lilly and Co. 1.91% due 7/9/2018[6]	30,000	29,984
Intel Corp. 1.94% due 7/23/2018[6]	41,300	41,246
PepsiCo Inc. 1.96% due 8/6/2018[6]	60,000	59,873
Pfizer Inc. 2.03% due 9/10/2018[6]	50,000	49,787
Société Générale 1.79% due 7/2/2018[6]	37,100	37,094
Other securities		127,082

Total short-term securities (cost: $499,371,000)		499,311
Total investment securities 115.66% (cost: $3,518,379,000)		3,487,073
Other assets less liabilities (15.66)%		(472,050)

Net assets 100.00%		$3,015,023

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount[7]	6/30/2018[8]	at 6/30/2018
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	1	December 2018	$250	$243	$—	[9]
2 Year U.S. Treasury Note Futures	Long	1,895	October 2018	379,000	401,414		(233)
5 Year U.S. Treasury Note Futures	Long	13,644	October 2018	1,364,400	1,550,193	7,833
10 Year U.S. Treasury Note Futures	Long	3,146	September 2018	314,600	378,110	2,093
10 Year Ultra U.S. Treasury Note Futures	Long	312	September 2018	31,200	40,009	361
20 Year U.S. Treasury Bond Futures	Long	97	September 2018	9,700	14,065	35
30 Year Ultra U.S. Treasury Bond Futures	Short	159	September 2018	(15,900)	(25,370)	17
						$10,106

American Funds Insurance Series	111

U.S. Government/AAA-Rated Securities Fund

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	6/30/2018	receipts	at 6/30/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
1.9475%	U.S. EFFR	9/26/2018	$3,090,000	$54	$—	$54
1.882%	U.S. EFFR	9/26/2018	142,200	(12)	—	(12)
1.8975%	U.S. EFFR	9/26/2018	374,000	(22)	—	(22)
1.8935%	U.S. EFFR	9/26/2018	398,000	(26)	—	(26)
1.865%	U.S. EFFR	9/26/2018	364,900	(40)	—	(40)
U.S. EFFR	2.385%	5/1/2019	2,143,040	(120)	—	(120)
1.37%	U.S. EFFR	6/14/2019	60,500	(474)	—	(474)
1.362%	U.S. EFFR	6/21/2019	60,500	(492)	—	(492)
1.351%	U.S. EFFR	6/28/2019	60,500	(511)	—	(511)
2.32475%	3-month USD-LIBOR	2/9/2020	490,000	(3,245)	—	(3,245)
3-month USD-LIBOR	2.3774%	2/13/2020	390,000	2,270	—	2,270
1.997%	U.S. EFFR	2/13/2020	60,900	(308)	—	(308)
1.989%	U.S. EFFR	2/13/2020	61,000	(316)	—	(316)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	(2,231)	—	(2,231)
U.S. EFFR	2.19%	3/29/2020	135,300	383	—	383
2.5935%	3-month USD-LIBOR	3/29/2020	136,200	(377)	—	(377)
2.577%	3-month USD-LIBOR	3/29/2020	135,300	(413)	—	(413)
U.S. EFFR	2.174%	4/4/2020	71,520	230	—	230
2.5725%	3-month USD-LIBOR	4/4/2020	71,516	(235)	—	(235)
U.S. EFFR	2.19%	4/6/2020	47,300	139	—	139
3-month USD-LIBOR	2.761%	4/27/2020	100,000	18	—	18
U.S. EFFR	2.4195%	6/14/2020	121,000	(36)	—	(36)
1.8005%	3-month USD-LIBOR	9/28/2020	48,000	(1,062)	—	(1,062)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	3,065	—	3,065
3-month USD-LIBOR	1.225%	9/22/2021	60,000	3,051	—	3,051
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	254	—	254
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	1,560	—	1,560
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	1,203	—	1,203
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	2,545	—	2,545
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	2,351	—	2,351
3-month USD-LIBOR	1.948%	7/28/2022	20,000	714	—	714
2.80%	3-month USD-LIBOR	9/2/2022	280,000	(767)	—	(767)
2.75%	3-month USD-LIBOR	9/2/2022	280,000	(1,024)	—	(1,024)
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(1,744)	—	(1,744)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(1,324)	—	(1,324)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(563)	—	(563)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	666	—	666
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	(1,529)	—	(1,529)
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	452	—	452
2.7435%	3-month USD-LIBOR	2/16/2023	41,000	(246)	—	(246)
3-month USD-LIBOR	2.8655%	4/23/2023	55,000	37	—	37
2.5815%	U.S. EFFR	5/25/2023	80,000	295	—	295
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	1,204	—	1,204
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	590	—	590
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	4,231	—	4,231
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	2,848	—	2,848
3-month USD-LIBOR	2.4595%	1/12/2025	26,400	684	—	684
3-month USD-LIBOR	2.588%	1/26/2025	15,600	286	—	286
2.8775%	3-month USD-LIBOR	3/23/2025	29,800	(24)	—	(24)
2.905%	3-month USD-LIBOR	6/21/2025	38,425	29	—	29
3-month USD-LIBOR	1.798%	2/2/2026	35,000	2,652	—	2,652
3-month USD-LIBOR	2.24%	12/5/2026	55,100	2,776	—	2,776
3-month USD-LIBOR	2.27%	12/5/2026	44,900	2,160	—	2,160
2.579%	3-month USD-LIBOR	3/14/2027	53,000	(1,360)	—	(1,360)
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(1,890)	—	(1,890)
3-month USD-LIBOR	2.31934%	11/17/2027	21,200	1,054	—	1,054

112	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

						Unrealized
					Upfront	appreciation
				Value at	payments/	(depreciation)
		Expiration	Notional	6/30/2018	receipts	at 6/30/2018
Receive	Pay	date	(000)	(000)	(000)	(000)
3-month USD-LIBOR	2.31613%	11/17/2027	$19,800	$990	$—	$990
2.925%	3-month USD-LIBOR	2/1/2028	12,800	(20)	—	(20)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	(35)	—	(35)
2.908%	3-month USD-LIBOR	2/1/2028	16,000	(36)	—	(36)
2.92%	3-month USD-LIBOR	2/2/2028	12,200	(22)	—	(22)
U.S. EFFR	2.5065%	3/22/2028	8,700	12	—	12
U.S. EFFR	2.535%	3/23/2028	6,700	(7)	—	(7)
U.S. EFFR	2.471%	3/27/2028	8,100	36	—	36
U.S. EFFR	2.4575%	3/29/2028	9,638	55	—	55
U.S. EFFR	2.424%	3/30/2028	8,160	70	—	70
U.S. EFFR	2.412%	4/5/2028	3,702	36	—	36
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	47	—	47
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(127)	—	(127)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	31	—	31
3-month USD-LIBOR	2.963%	2/1/2038	9,800	31	—	31
3-month USD-LIBOR	2.986%	2/1/2038	7,800	12	—	12
3-month USD-LIBOR	2.967%	2/2/2038	7,600	22	—	22
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(752)	—	(752)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(803)	—	(803)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(897)	—	(897)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	548	—	548
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	923	—	923
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	172	—	172
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	1,079	—	1,079
U.S. EFFR	2.166%	10/23/2047	10,000	615	—	615
U.S. EFFR	2.145%	11/9/2047	15,400	1,015	—	1,015
U.S. EFFR	2.153%	11/10/2047	15,300	983	—	983
U.S. EFFR	2.155%	11/10/2047	8,640	551	—	551
U.S. EFFR	2.17%	11/13/2047	15,660	951	—	951
2.964%	3-month USD-LIBOR	2/12/2048	9,100	61	—	61
U.S. EFFR	2.5635%	2/12/2048	33,204	(708)	—	(708)
3-month USD-LIBOR	2.96%	2/15/2048	4,600	(27)	—	(27)
3-month USD-LIBOR	2.9825%	2/20/2048	9,000	(96)	—	(96)
2.98%	3-month USD-LIBOR	3/15/2048	2,000	21	—	21
2.9625%	3-month USD-LIBOR	3/15/2048	2,000	13	—	13
U.S. EFFR	2.4615%	3/15/2048	2,000	— [9]	—	— [9]
U.S. EFFR	2.485%	3/15/2048	2,000	(10)	—	(10)
U.S. EFFR	2.425%	3/16/2048	4,100	32	—	32
2.917%	3-month USD-LIBOR	3/16/2048	4,100	(12)	—	(12)
U.S. EFFR	2.505%	3/22/2048	4,300	(38)	—	(38)
U.S. EFFR	2.51375%	3/22/2048	4,700	(51)	—	(51)
3-month USD-LIBOR	3.006%	3/23/2048	11,074	(174)	—	(174)
3-month USD-LIBOR	2.848%	4/3/2048	14,000	241	—	241
3-month USD-LIBOR	2.8245%	4/4/2048	11,300	250	—	250
3-month USD-LIBOR	3.016%	5/9/2048	4,026	(72)	—	(72)
3-month USD-LIBOR	3.003%	5/9/2048	6,000	(91)	—	(91)
3.06%	3-month USD-LIBOR	5/11/2048	3,400	92	—	92
3.04%	3-month USD-LIBOR	5/14/2048	3,526	81	—	81
3.029%	3-month USD-LIBOR	5/14/2048	3,100	64	—	64
U.S. EFFR	2.625%	5/25/2048	18,000	(616)	—	(616)
U.S. EFFR	2.445%	6/4/2048	6,700	25	—	25
U.S. EFFR	2.471%	6/29/2048	9,008	(16)	—	(16)
					$—	$21,859

American Funds Insurance Series	113

U.S. Government/AAA-Rated Securities Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $64,163,000, which represented 2.13% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $449,461,000, which represented 14.91% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

114	American Funds Insurance Series

Managed Risk Growth Fund
Investment portfolio June 30, 2018	unaudited

Growth funds 80.38%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,351,155	$259,279

Total growth funds (cost: $233,384,000)		259,279

Fixed income funds 15.27%
American Funds Insurance Series – Bond Fund, Class 1	4,658,402	49,239

Total fixed income funds (cost: $50,664,000)		49,239

Short-term securities 4.40%
Government Cash Management Fund	14,206,955	14,207

Total short-term securities (cost: $14,207,000)		14,207
Total investment securities 100.05% (cost: $298,255,000)		322,725
Other assets less liabilities (0.05)%		(162)

Net assets 100.00%		$322,563

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	150	September 2018	$15,000	$17,043	$76

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Growth funds 80.38%
American Funds Insurance Series – Growth Fund, Class 1	2,960,791	522,087	131,723	3,351,155	$1,773	$(3,761)	$368	$259,279

Fixed income funds 15.27%
American Funds Insurance Series – Bond Fund, Class 1	4,022,202	1,034,742	398,542	4,658,402	(134)	(923)	207	49,239
Total 95.65%					$1,639	$(4,684)	$575	$308,518

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series	115

Managed Risk International Fund
Investment portfolio June 30, 2018	unaudited

Growth funds 80.64%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,052,381	$125,103

Total growth funds (cost: $112,444,000)		125,103

Fixed income funds 14.98%
American Funds Insurance Series – Bond Fund, Class 1	2,198,449	23,237

Total fixed income funds (cost: $23,947,000)		23,237

Short-term securities 4.45%
Government Cash Management Fund	689,518	6,896

Total short-term securities (cost: $6,896,000)		6,896
Total investment securities 100.07% (cost: $143,287,000)		155,236
Other assets less liabilities (0.07)%		(109)

Net assets 100.00%		$155,127

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	74	September 2018	$7,400	$8,408	$38

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Growth funds 80.64%
American Funds Insurance Series – International Fund, Class 1	5,479,657	828,398	255,674	6,052,381	$376	$(6,615)	$287	$125,103

Fixed income funds 14.98%
American Funds Insurance Series – Bond Fund, Class 1	2,063,150	412,750	277,451	2,198,449	(98)	(452)	102	23,237
Total 95.62%					$278	$(7,067)	$389	$148,340

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

116	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund
Investment portfolio June 30, 2018	unaudited

Growth-and-income funds 80.26%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	20,377,436	$282,024

Total growth-and-income funds (cost: $274,887,000)		282,024

Fixed income funds 15.01%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,429,371	52,754

Total fixed income funds (cost: $54,041,000)		52,754

Short-term securities 4.78%
Government Cash Management Fund	16,809,408	16,809

Total short-term securities (cost: $16,809,000)		16,809
Total investment securities 100.05% (cost: $345,737,000)		351,587
Other assets less liabilities (0.05)%		(188)

Net assets 100.00%		$351,399

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	168	September 2018	$16,800	$19,088	$85

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Growth-and-income funds 80.26%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,699,331	2,006,662	1,328,557	20,377,436	$3,053	$(24,163)	$1,201	$282,024

Fixed income funds 15.01%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,530,491	313,891	415,011	4,429,371	(149)	(619)	175	52,754
Total 95.27%					$2,904	$(24,782)	$1,376	$334,778

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series	117

Managed Risk Growth-Income Fund
Investment portfolio June 30, 2018	unaudited

Growth-and-income funds 81.58%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,723,850	$185,671

Total growth-and-income funds (cost: $172,960,000)		185,671

Fixed income funds 15.31%
American Funds Insurance Series – Bond Fund, Class 1	3,296,207	34,841

Total fixed income funds (cost: $35,853,000)		34,841

Short-term securities 3.18%
Government Cash Management Fund	7,224,073	7,224

Total short-term securities (cost: $7,224,000)		7,224
Total investment securities 100.07% (cost: $216,037,000)		227,736
Other assets less liabilities (0.07)%		(155)

Net assets 100.00%		$227,581

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	70	September 2018	$7,000	$7,953	$36

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2018 (000)
Growth-and-income funds 81.58%
American Funds Insurance Series – Growth-Income Fund, Class 1	3,331,787	486,437	94,374	3,723,850	$(152)	$(1,448)	$491	$185,671

Fixed income funds 15.31%
American Funds Insurance Series – Bond Fund, Class 1	2,916,097	744,555	364,445	3,296,207	(127)	(643)	147	34,841
Total 96.89%					$(279)	$(2,091)	$638	$220,512

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

118	American Funds Insurance Series

Managed Risk Asset Allocation Fund
Investment portfolio June 30, 2018	unaudited

Asset allocation funds 96.49%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	188,290,272	$4,308,081

Total asset allocation funds (cost: $4,129,979,000)		4,308,081

Short-term securities 3.61%
Government Cash Management Fund	161,351,550	161,352

Total short-term securities (cost: $161,352,000)		161,352
Total investment securities 100.10% (cost: $4,291,331,000)		4,469,433
Other assets less liabilities (0.10)%		(4,589)

Net assets 100.00%		$4,464,844

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,599	September 2018	$159,900	$181,674	$810

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2018, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2018 (000)
Asset allocation funds 96.49%
American Funds Insurance Series – Asset Allocation Fund, Class 1	178,833,494	11,775,274	2,318,496	188,290,272	$7,542	$(160,545)	$15,338	$4,308,081

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series	119

Financial statements

Statements of assets and liabilities
at June 30, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,256,704	$4,254,330	$25,794,041	$9,849,487	$3,381,973
Affiliated issuers	—	39,287	—	—	—
Cash	1,133	258	116	58	289
Cash denominated in currencies other than U.S. dollars	2,781	273	1,777	4,095	1,374
Unrealized appreciation on open forward currency contracts	35	502	—	662	600
Receivables for:
Sales of investments	9,928	11,559	64,385	4,855	21,777
Sales of fund’s shares	8,940	2,146	6,214	9,876	3,986
Dividends and interest	15,984	4,924	23,533	23,294	11,437
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Other	132	64	—	—	1,055
	6,295,637	4,313,343	25,890,066	9,892,327	3,422,491
Liabilities:
Unrealized depreciation on open forward currency contracts	3	74	—	—	1
Payables for:
Purchases of investments	6,506	8,867	18,563	42,621	—
Repurchases of fund’s shares	3,285	3,148	63,897	5,667	1,864
Investment advisory services	2,709	2,531	6,932	4,030	2,006
Services provided by related parties	917	592	3,788	1,070	325
Trustees’ deferred compensation	70	47	507	216	31
Closed forward currency contracts	—	—	—	—	44
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	5,261	2,035	3,269	607	17,526
Other	1,878	178	786	1,516	470
	20,782	17,472	97,742	55,727	22,267
Net assets at June 30, 2018	$6,274,855	$4,295,871	$25,792,324	$9,836,600	$3,400,224

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,900,107	$3,094,834	$14,046,657	$7,655,392	$2,717,195
Undistributed (distributions in excess of) net investment income	35,281	15,695	97,128	85,084	16,403
Undistributed (accumulated) net realized gain (loss)	203,923	247,849	902,753	204,320	162,131
Net unrealized appreciation (depreciation)	2,135,544	937,493	10,745,786	1,891,804	504,495
Net assets at June 30, 2018	$6,274,855	$4,295,871	$25,792,324	$9,836,600	$3,400,224

Investment securities, at cost:
Unaffiliated issuers	$4,116,065	$3,308,839	$15,048,209	$7,957,697	$2,862,464
Affiliated issuers	—	45,822	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	2,781	283	1,777	4,095	1,374

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

120	American Funds Insurance Series

unaudited
(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$9,092,984	$2,029,056	$31,469,009	$1,461,736	$658,570	$26,142,488	$389,679	$12,535,060	$2,279,459
—	—	—	—	—	324,176	—	—	—
1,737	750	457	8	254	4,682	52	14,056	74
—	1,074	1,130	813	53	2,401	90	7,016	1,149
—	—	—	—	—	—	335	1,868	9,633
—	303	91,938	686	27,991	419,291	6,622	1,456,332	77,901
1,443	1,567	7,994	490	536	8,310	232	2,111	485
14,515	6,918	34,264	5,731	2,942	85,663	2,016	70,399	20,161
—	—	—	—	—	—	—	—	412
—	—	—	—	—	7	—	544	16
—	—	—	—	—	131	—	1,593	108
—	162	134	—	—	46	—	—	—
9,110,679	2,039,830	31,604,926	1,469,464	690,346	26,987,195	399,026	14,088,979	2,389,398

—	—	—	—	—	—	151	2,417	4,812
2,037	—	2,739	2,393	40,212	1,023,982	10,809	3,448,248	144,176
8,632	941	37,467	165	355	20,779	90	6,005	1,305
2,929	1,009	6,752	732	263	5,697	211	3,160	976
826	335	3,332	81	77	2,065	59	928	256
76	22	580	8	2	248	2	112	24
—	—	—	—	—	—	7	—	218
—	—	—	—	—	38	—	1,118	35
—	—	—	—	—	94	—	1,418	11
114	2,180	408	263	—	4,611	140	—	—
191	110	628	140	300	2,509	136	375	982
14,805	4,597	51,906	3,782	41,209	1,060,023	11,605	3,463,781	152,795
$9,095,874	$2,035,233	$31,553,020	$1,465,682	$649,137	$25,927,172	$387,421	$10,625,198	$2,236,603

$6,739,312	$1,541,810	$20,831,509	$1,306,166	$640,382	$20,281,109	$331,952	$10,769,062	$2,234,032
100,168	25,019	244,551	24,174	947	257,027	2,987	124,247	26,284
571,644	40,850	1,817,428	27,874	(1,921)	912,701	5,781	(131,287)	13,276
1,684,750	427,554	8,659,532	107,468	9,729	4,476,335	46,701	(136,824)	(36,989)
$9,095,874	$2,035,233	$31,553,020	$1,465,682	$649,137	$25,927,172	$387,421	$10,625,198	$2,236,603

$7,408,226	$1,599,905	$22,809,399	$1,354,200	$648,832	$21,450,874	$342,992	$12,672,959	$2,320,751
—	—	—	—	—	538,159	—	—	—
—	1,075	1,130	813	53	2,382	90	7,003	1,148

American Funds Insurance Series	121

Statements of assets and liabilities
at June 30, 2018

	High- Income Bond Fund		Mortgage Fund		Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,403,358		$445,063		$291,637	$3,487,073	$14,207
Affiliated issuers	—		—		—	—	308,518
Cash	160		96		76	2,325	—	*
Cash pledged for futures contracts	—		—		—	—	102
Cash denominated in currencies other than U.S. dollars	—	*	—		—	—	—
Receivables for:
Sales of investments	4,666		130,368		—	635,581	234
Sales of fund’s shares	145		85		542	571	264
Dividends and interest	24,008		918		—	13,945	20
Variation margin on futures contracts	—		2		—	13	—
Variation margin on swap contracts	97		72		—	1,152	—
Other	4		—	*	—	—	2
	1,432,438		576,604		292,255	4,140,660	323,347
Liabilities:
Payables for:
Purchases of investments	35,545		237,316		—	1,117,448	250
Repurchases of fund’s shares	560		149		282	3,214	247
Investment advisory services	542		117		76	840	26
Services provided by related parties	172		18		55	331	256
Trustees’ deferred compensation	52		2		18	60	1
Variation margin on futures contracts	—		27		—	2,818	4
Variation margin on swap contracts	35		57		—	870	—
Non-U.S. taxes	5		—		—	—	—
Other	509		10		9	56	—
	37,420		237,696		440	1,125,637	784
Net assets at June 30, 2018	$1,395,018		$338,908		$291,815	$3,015,023	$322,563

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,558,816		$343,263		$290,165	$3,067,310	$286,485
Undistributed (distributions in excess of) net investment income	41,321		3,128		1,668	28,754	(282)
Undistributed (accumulated) net realized gain (loss)	(184,946)		(7,578)		—	(81,699)	11,814
Net unrealized appreciation (depreciation)	(20,173)		95		(18)	658	24,546
Net assets at June 30, 2018	$1,395,018		$338,908		$291,815	$3,015,023	$322,563

Investment securities, at cost:
Unaffiliated issuers	$1,425,947		$446,686		$291,655	$3,518,379	$14,207
Affiliated issuers	—		—		—	—	284,048
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—		—	—	—

See end of statements of assets and liabilities for footnote.

See Notes to Financial Statements

122	American Funds Insurance Series

unaudited
(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund		Managed Risk Asset Allocation Fund

$6,896		$16,809		$7,224		$161,352
148,340		334,778		220,512		4,308,081
—	*	—	*	—	*	—	*
50		114		48		1,088
—		—		—		—

615		86		551		9,360
62		134		335		1,078
10		25		10		235
—		—		—		—
—		—		—		—
4		—		4		—
155,977		351,946		228,684		4,481,194

57		90		317		849
648		131		581		10,037
13		29		19		371
130		287		183		3,329
—	*	1		1		20
2		4		2		38
—		—		—		—
—		—		—		—
—		5		—		1,706
850		547		1,103		16,350
$155,127		$351,399		$227,581		$4,464,844

$144,278		$330,269		$212,154		$4,136,918
(48)		364		13		5,002
(1,090)		14,831		3,679		144,012
11,987		5,935		11,735		178,912
$155,127		$351,399		$227,581		$4,464,844

$6,896		$16,809		$7,224		$161,352
136,391		328,928		208,813		4,129,979
—		—		—		—

American Funds Insurance Series	123

Statements of assets and liabilities
at June 30, 2018

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$2,125,350	$1,671,016	$8,449,474	$5,051,798	$1,978,499
Shares outstanding	72,341	65,698	109,203	244,377	83,760
Net asset value per share	$29.38	$25.44	$77.37	$20.67	$23.62
Class 1A:
Net assets	$4,347	$361	$6,823	$4,310	$1,837
Shares outstanding	149	14	88	209	78
Net asset value per share	$29.30	$25.39	$77.16	$20.61	$23.55
Class 2:
Net assets	$3,892,666	$2,474,075	$16,009,356	$4,431,950	$959,932
Shares outstanding	133,886	100,074	208,561	215,415	41,054
Net asset value per share	$29.07	$24.72	$76.76	$20.57	$23.38
Class 3:
Net assets			$217,167	$28,956
Shares outstanding			2,790	1,399
Net asset value per share			$77.84	$20.70
Class 4:
Net assets	$252,492	$150,419	$1,109,504	$319,586	$459,956
Shares outstanding	8,726	6,044	14,636	15,713	19,753
Net asset value per share	$28.93	$24.89	$75.80	$20.34	$23.28

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$611,063	$262,166	$36,131	$1,526,368
Shares outstanding	60,323	25,420	3,186	128,239
Net asset value per share	$10.13	$10.31	$11.34	$11.90
Class 1A:
Net assets	$614	$609	$10	$1,136
Shares outstanding	61	59	1	96
Net asset value per share	$10.11	$10.29	$11.34	$11.89
Class 2:
Net assets	$737,830	$60,290	$237,240	$1,411,958
Shares outstanding	74,060	5,862	21,470	119,909
Net asset value per share	$9.96	$10.29	$11.05	$11.78
Class 3:
Net assets	$11,987		$4,491	$8,908
Shares outstanding	1,179		402	747
Net asset value per share	$10.16		$11.17	$11.92
Class 4:
Net assets	$33,524	$15,843	$13,943	$66,653
Shares outstanding	3,120	1,552	1,248	5,654
Net asset value per share	$10.75	$10.20	$11.17	$11.79
Class P1:
Net assets					$2,110
Shares outstanding					163
Net asset value per share					$12.97
Class P2:
Net assets					$320,453
Shares outstanding					24,848
Net asset value per share					$12.90

*	Amount less than one thousand.

See Notes to Financial Statements

124	American Funds Insurance Series

unaudited
(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,452,895	$511,918	$16,653,404	$1,124,429	$288,518	$16,913,613	$110,615	$6,532,048	$1,079,163
394,094	35,313	334,012	64,874	28,856	739,298	8,717	617,843	92,762
$13.84	$14.50	$49.86	$17.33	$10.00	$22.88	$12.69	$10.57	$11.63

$2,549	$872	$5,658	$1,899	$3,120	$6,777	$1,476	$2,530	$311
185	60	114	110	312	297	117	240	27
$13.80	$14.47	$49.73	$17.29	$9.99	$22.83	$12.67	$10.54	$11.62

$3,334,607	$1,430,006	$13,815,850	$265,551	$2,939	$5,235,377	$206,382	$3,759,209	$1,117,576
244,088	98,925	280,381	15,382	294	231,320	16,313	360,304	96,865
$13.66	$14.46	$49.28	$17.26	$9.99	$22.63	$12.65	$10.43	$11.54

		$163,240			$35,083
		3,271			1,533
		$49.91			$22.89

$305,823	$92,437	$914,868	$73,803	$354,560	$3,736,322	$68,948	$331,411	$39,553
22,464	6,485	18,749	4,300	35,528	165,886	5,499	31,816	3,458
$13.61	$14.25	$48.80	$17.16	$9.98	$22.52	$12.54	$10.42	$11.44

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$229	$211	$2,834	$1,718,689
21	17	229	133,575
$11.01	$12.16	$12.38	$12.87

$154,898	$351,188	$224,747	$2,746,155
14,179	29,111	18,250	213,747
$10.92	$12.06	$12.32	$12.85

American Funds Insurance Series	125

Statements of operations

for the six months ended June 30, 2018

		Global
	Global	Small			New
	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$58,468	$23,989	$142,604	$126,679	$30,583
Interest	2,423	2,955	9,504	8,724	4,953
	60,891	26,944	152,108	135,403	35,536
Fees and expenses*:
Investment advisory services	16,370	15,017	41,134	24,375	12,285
Distribution services	5,317	3,326	21,396	6,044	1,846
Insurance administrative services	296	172	1,293	390	570
Transfer agent services	1	— †	1	1	— †
Administrative services	318	216	1,274	496	176
Reports to shareholders	94	60	379	143	50
Registration statement and prospectus	23	16	93	38	13
Trustees’ compensation	20	13	79	31	11
Auditing and legal	19	15	12	33	18
Custodian	434	331	248	893	626
State, local and other taxes	— †	—	—	1	— †
Other	5	48	13	9	41
Total fees and expenses before waivers/reimbursements	22,897	19,214	65,922	32,454	15,636
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	22,897	19,214	65,922	32,454	15,636
Net investment income (loss)	37,994	7,730	86,186	102,949	19,900
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	204,049	194,899	1,032,911	208,387	162,902
Affiliated issuers*	—	3,739	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	(53)	(334)	—	413	(41)
Swap contracts	—	—	—	—	—
Currency transactions	(41)	13	(442)	(1,114)	238
	203,955	198,317	1,032,469	207,686	163,099
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(46,500)	(4,037)	1,292,961	(319,100)	(323,788)
Affiliated issuers	—	(10,233)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	18	1,531	—	1,017	922
Swap contracts	—	—	—	—	—
Currency translations	43	(23)	(86)	(365)	1,092
	(46,439)	(12,762)	1,292,875	(318,448)	(321,774)
Net realized gain (loss) and unrealized (depreciation) appreciation	157,516	185,555	2,325,344	(110,762)	(158,675)
Net increase (decrease) in net assets resulting from operations	$195,510	$193,285	$2,411,530	$(7,813)	$(138,775)

See end of statements of operations for footnotes.

See Notes to Financial Statements

126	American Funds Insurance Series

unaudited
(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$121,448	$29,629	$278,235	$27,379	$9,904	$172,799	$3,616	$—	$—
2,421	2,323	19,173	2,587	2,275	131,203	1,780	157,930	36,371
123,869	31,952	297,408	29,966	12,179	304,002	5,396	157,930	36,371

17,773	6,200	40,241	4,450	1,537	34,120	1,242	19,179	6,271
4,601	1,996	18,626	428	428	11,259	341	5,153	1,487
344	109	1,096	88	428	4,563	78	390	46
1	— †	2	— †	— †	1	— †	1	— †
458	105	1,557	74	31	1,285	19	530	118
107	24	447	11	5	369	3	147	28
10	3	107	16	18	345	8	37	4
29	7	97	4	2	80	1	33	8
4	12	16	10	5	13	10	8	3
246	189	537	194	21	178	19	127	206
—	— †	—	— †	—	—	—	—	—
5	1	17	2	5	34	17	57	48
23,578	8,646	62,743	5,277	2,480	52,247	1,738	25,662	8,219

—	—	—	1	5	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	1	5	—	—	—	—
23,578	8,646	62,743	5,276	2,475	52,247	1,738	25,662	8,219
100,291	23,306	234,665	24,690	9,704	251,755	3,658	132,268	28,152

551,972	42,500	1,792,533	32,229	(1,828)	805,562	4,495	(109,690)	16,505
—	—	—	—	—	—	—	—	—
—	—	—	—	—	746	—	(39,999)	(5,196)
—	—	—	—	—	—	(303)	4,320	2,923
—	—	—	—	—	(3,011)	—	17,220	1,540
36	(250)	(1,536)	349	(74)	(223)	(1)	(470)	(969)
552,008	42,250	1,790,997	32,578	(1,902)	803,074	4,191	(128,619)	14,803

(610,059)	(83,171)	(40,002)	(84,086)	(22,182)	(776,248)	(10,963)	(188,704)	(79,744)
—	—	—	—	—	(11,665)	—	—	—
—	—	—	—	—	486	—	6,343	846
—	—	—	—	—	—	309	(8,091)	4,160
—	—	—	—	—	5,263	—	(8,040)	1,142
(38)	58	(90)	(102)	(19)	(82)	(44)	(157)	(726)
(610,097)	(83,113)	(40,092)	(84,188)	(22,201)	(782,246)	(10,698)	(198,649)	(74,322)

(58,089)	(40,863)	1,750,905	(51,610)	(24,103)	20,828	(6,507)	(327,268)	(59,519)
$42,202	$(17,557)	$1,985,570	$(26,920)	$(14,399)	$272,583	$(2,849)	$(195,000)	$(31,367)

American Funds Insurance Series	127

Statements of operations

for the six months ended June 30, 2018

					U.S.
	High-				Government/	Managed
	Income				AAA-Rated	Risk
	Bond	Mortgage	Ultra-Short		Securities	Growth
	Fund	Fund	Bond Fund		Fund	Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$—	$—	$—		$—	$575
Interest	47,139	4,009	2,519		35,728	88
	47,139	4,009	2,519		35,728	663
Fees and expenses*:
Investment advisory services	3,319	704	472		5,121	226
Distribution services	989	93	321		1,875	375
Insurance administrative services	38	18	17		78	377
Transfer agent services	— †	— †	—	†	— †	— †
Administrative services	71	17	15		152	—
Accounting and administrative services	—	—	—		—	19
Reports to shareholders	15	3	4		31	3
Registration statement and prospectus	5	1	—	†	11	5
Trustees’ compensation	5	1	1		10	1
Auditing and legal	4	— †	—	†	1	8
Custodian	14	17	—	†	25	4
Other	20	22	—	†	38	1
Total fees and expenses before waivers/reimbursements	4,480	876	830		7,342	1,019
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—		—	75
Miscellaneous fee reimbursements	—	—	—		—	11
Total waivers/reimbursements of fees and expenses	—	—	—		—	86
Total fees and expenses after waivers/reimbursements	4,480	876	830		7,342	933
Net investment income (loss)	42,659	3,133	1,689		28,386	(270)
Net realized gain (loss) and unrealized (depreciation) appreciation:
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(20,160)	(3,153)	—	†	(24,670)	—
Affiliated issuers*	—	—	—		—	1,639
Futures contracts	—	(5,150)	—		(52,726)	(6,082)
Swap contracts	(1,217)	624	—		(6,083)	—
Currency transactions	(4)	—	—		—	(1)
Capital gain distributions received from affiliated issuers	—	—	—		—	24,732
	(21,381)	(7,679)	—	†	(83,479)	20,288
Net unrealized (depreciation) appreciation on:
Investments
Unaffiliated issuers	(18,063)	(2,593)	23		(30,329)	—
Affiliated issuers	—	—	—		—	(4,684)
Futures contracts	(75)	1,430	—		17,551	114
Swap contracts	2,488	1,705	—		30,287	—
Currency translations	3	—	—		—	—
	(15,647)	542	23		17,509	(4,570)
Net realized gain (loss) and unrealized (depreciation) appreciation	(37,028)	(7,137)	23		(65,970)	15,718
Net increase (decrease) in net assets resulting from operations	$5,631	$(4,004)	$1,712		$(37,584)	$15,448

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

128	American Funds Insurance Series

unaudited
(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$389	$1,376	$638	$15,338
51	106	56	1,266
440	1,482	694	16,604

116	265	163	3,335
194	441	269	3,455
194	441	272	5,559
— †	— †	— †	— †
—	—	—	—
18	20	18	51
2	3	2	37
4	6	4	58
— †	1	1	14
8	8	8	11
4	4	4	4
1	1	1	3
541	1,190	742	12,527

39	88	54	1,112
22	—	17	—
61	88	71	1,112
480	1,102	671	11,415
(40)	380	23	5,189

—	—	—	—
278	2,904	(279)	7,542
(377)	(7,203)	(3,050)	(49,802)
—	—	—	—
— †	(1)	— †	6
5,858	21,502	12,395	185,909
5,759	17,202	9,066	143,655

—	—	—	—
(7,067)	(24,782)	(2,091)	(160,545)
57	134	64	1,402
—	—	—	—
—	—	—	—
(7,010)	(24,648)	(2,027)	(159,143)

(1,251)	(7,446)	7,039	(15,488)
$(1,291)	$(7,066)	$7,062	$(10,299)

American Funds Insurance Series	129

Statements of changes in net assets

			Global Small
	Global Growth Fund		Capitalization Fund		Growth Fund
	Six months		Six months		Six months
	ended	Year ended	ended	Year ended	ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2018*	2017	2018*	2017	2018*	2017
Operations:
Net investment income (loss)	$37,994	$44,912	$7,730	$15,312	$86,186	$136,774
Net realized gain (loss)	203,955	433,191	198,317	207,903	1,032,469	2,561,073
Net unrealized (depreciation) appreciation	(46,439)	1,102,516	(12,762)	731,086	1,292,875	3,159,797
Net increase (decrease) in net assets resulting from operations	195,510	1,580,619	193,285	954,301	2,411,530	5,857,644
Dividends and distributions paid to shareholders:
Dividends from net investment income	(5,955)	(42,742)	(2,542)	(21,019)	(30,167)	(136,164)
Distributions from net realized gain on investments	(428,020)	(174,096)	(188,621)	—	(2,516,015)	(2,251,429)
Total dividends and distributions paid to shareholders	(433,975)	(216,838)	(191,163)	(21,019)	(2,546,182)	(2,387,593)
Net capital share transactions	278,244	(335,425)	(21,289)	(495,098)	941,518	(34,343)
Total increase (decrease) in net assets	39,779	1,028,356	(19,167)	438,184	806,866	3,435,708
Net assets:
Beginning of period	6,235,076	5,206,720	4,315,038	3,876,854	24,985,458	21,549,750
End of period	$6,274,855	$6,235,076	$4,295,871	$4,315,038	$25,792,324	$24,985,458
Undistributed (distributions in excess of) net investment income	$35,281	$3,242	$15,695	$10,507	$97,128	$41,109

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Six months		Six months		Six months
	ended	Year ended	ended	Year ended	ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2018*	2017	2018*	2017	2018*	2017
Operations:
Net investment income (loss)	$24,690	$35,259	$9,704	$14,607	$251,755	$419,292
Net realized gain (loss)	32,578	5,636	(1,902)	8,964	803,074	1,243,464
Net unrealized (depreciation) appreciation	(84,188)	242,768	(22,201)	35,709	(782,246)	1,880,231
Net increase (decrease) in net assets resulting from operations	(26,920)	283,663	(14,399)	59,280	272,583	3,542,987
Dividends and distributions paid to shareholders:
Dividends from net investment income	(4,863)	(32,772)	(9,018)	(14,010)	(87,244)	(405,124)
Distributions from net realized gain on investments	—	—	(1,388)	—	(1,120,993)	(1,069,604)
Total dividends and distributions paid to shareholders	(4,863)	(32,772)	(10,406)	(14,010)	(1,208,237)	(1,474,728)
Net capital share transactions	35,498	109,624	79,485	137,152	1,202,732	2,543,934
Total increase (decrease) in net assets	3,715	360,515	54,680	182,422	267,078	4,612,193
Net assets:
Beginning of period	1,461,967	1,101,452	594,457	412,035	25,660,094	21,047,901
End of period	$1,465,682	$1,461,967	$649,137	$594,457	$25,927,172	$25,660,094
Undistributed (distributions in excess of) net investment income	$24,174	$4,347	$947	$261	$257,027	$92,516

See end of statements of changes in net assets for footnote.

See Notes to Financial Statements

130	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Six months		Six months		Six months		Six months		Six months
ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended
June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31
2018*	2017	2018*	2017	2018*	2017	2018*	2017	2018*	2017

$102,949	$105,868	$19,900	$32,918	$100,291	$195,270	$23,306	$44,369	$234,665	$445,666
207,686	438,684	163,099	236,990	552,008	686,720	42,250	151,286	1,790,997	2,102,617
(318,448)	1,850,536	(321,774)	567,588	(610,097)	550,461	(83,113)	281,638	(40,092)	3,222,646

(7,813)	2,395,088	(138,775)	837,496	42,202	1,432,451	(17,557)	477,293	1,985,570	5,770,929

(20,717)	(124,236)	(8,140)	(34,131)	(37,394)	(188,626)	(4,953)	(42,795)	(78,162)	(435,451)
(462,357)	(100,924)	(93,325)	—	(699,094)	(328,660)	(153,097)	(33,692)	(2,127,600)	(1,807,557)
(483,074)	(225,160)	(101,465)	(34,131)	(736,488)	(517,286)	(158,050)	(76,487)	(2,205,762)	(2,243,008)
569,665	133,019	107,751	(164,517)	410,311	(178,554)	108,394	(289,969)	1,080,850	1,071,251
78,778	2,302,947	(132,489)	638,848	(283,975)	736,611	(67,213)	110,837	860,658	4,599,172
9,757,822	7,454,875	3,532,713	2,893,865	9,379,849	8,643,238	2,102,446	1,991,609	30,692,362	26,093,190
$9,836,600	$9,757,822	$3,400,224	$3,532,713	$9,095,874	$9,379,849	$2,035,233	$2,102,446	$31,553,020	$30,692,362

$85,084	$2,852	$16,403	$4,643	$100,168	$37,271	$25,019	$6,666	$244,551	$88,048

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Six months		Six months		Six months		Six months		Six months
ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended
June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31
2018*	2017	2018*	2017	2018*	2017	2018*	2017	2018*	2017

$3,658	$4,343	$132,268	$226,928	$28,152	$53,646	$42,659	$96,458	$3,133	$5,003
4,191	9,276	(128,619)	(10,510)	14,803	(26,825)	(21,381)	24,442	(7,679)	408
(10,698)	38,239	(198,649)	193,041	(74,322)	132,187	(15,647)	(3,823)	542	(431)

(2,849)	51,858	(195,000)	409,459	(31,367)	159,008	5,631	117,077	(4,004)	4,980

—	(3,252)	(43,397)	(220,546)	(4,652)	(11,164)	(14,715)	(98,414)	(1,057)	(5,571)
—	(10,070)	(14,589)	(157,395)	(7,707)	(14,449)	—	—	—	(2,214)
—	(13,322)	(57,986)	(377,941)	(12,359)	(25,613)	(14,715)	(98,414)	(1,057)	(7,785)
36,371	63,483	180,490	(223,341)	(187,249)	85,999	(49,778)	(346,424)	3,799	2,570
33,522	102,019	(72,496)	(191,823)	(230,975)	219,394	(58,862)	(327,761)	(1,262)	(235)

353,899	251,880	10,697,694	10,889,517	2,467,578	2,248,184	1,453,880	1,781,641	340,170	340,405
$387,421	$353,899	$10,625,198	$10,697,694	$2,236,603	$2,467,578	$1,395,018	$1,453,880	$338,908	$340,170

$2,987	$(671)	$124,247	$35,376	$26,284	$2,784	$41,321	$13,377	$3,128	$1,052

American Funds Insurance Series	131

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Six months		Six months		Six months
	ended	Year ended	ended	Year ended	ended	Year ended
	June 30	December 31	June 30	December 31	June 30	December 31
	2018*	2017	2018*	2017	2018*	2017
Operations:
Net investment income (loss)	$1,689	$1,388	$28,386	$46,503	$(270)	$859
Net realized gain (loss)	— †	9	(83,479)	11,669	20,288	19,268
Net unrealized (depreciation) appreciation	23	(64)	17,509	(6,874)	(4,570)	35,360
Net increase (decrease) in net assets resulting from operations	1,712	1,333	(37,584)	51,298	15,448	55,487

Dividends and distributions paid to shareholders:
Dividends from net investment income	(483)	(906)	(9,358)	(43,993)	(1,411)	(734)
Distributions from net realized gain on investments	—	—	—	—	(20,530)	(4,142)
Total dividends and distributions paid to shareholders	(483)	(906)	(9,358)	(43,993)	(21,941)	(4,876)
Net capital share transactions	(14,219)	(46,638)	(41,350)	58,286	41,097	36,220

Total increase (decrease) in net assets	(12,990)	(46,211)	(88,292)	65,591	34,604	86,831
Net assets:
Beginning of period	304,805	351,016	3,103,315	3,037,724	287,959	201,128
End of period	$291,815	$304,805	$3,015,023	$3,103,315	$322,563	$287,959
Undistributed (distributions in excess of) net investment income	$1,668	$462	$28,754	$9,726	$(282)	$1,399

*	Unaudited.

See Notes to Financial Statements

132	American Funds Insurance Series

(dollars in thousands)

Managed Risk		Managed Risk Blue Chip		Managed Risk		Managed Risk
International Fund		Income and Growth Fund		Growth-Income Fund		Asset Allocation Fund
Six months		Six months		Six months		Six months
ended	Year ended	ended	Year ended	ended	Year ended	ended	Year ended
June 30	December 31	June 30	December 31	June 30	December 31	June 30	December 31
2018*	2017	2018*	2017	2018*	2017	2018*	2017

$(40)	$1,283	$380	$5,049	$23	$2,028	$5,189	$50,782
5,759	248	17,202	12,835	9,066	8,283	143,655	177,329
(7,010)	28,741	(24,648)	30,876	(2,027)	24,060	(159,143)	329,033

(1,291)	30,272	(7,066)	48,760	7,062	34,371	(10,299)	557,144

(1,331)	(900)	(5,685)	(5,161)	(2,177)	(1,867)	(53,278)	(31,722)
(739)	(1,403)	(12,120)	(5,568)	(9,936)	(7,726)	(174,365)	(38,742)
(2,070)	(2,303)	(17,805)	(10,729)	(12,113)	(9,593)	(227,643)	(70,464)
10,065	22,849	9,366	37,657	23,664	23,434	248,376	408,750
6,704	50,818	(15,505)	75,688	18,613	48,212	10,434	895,430

148,423	97,605	366,904	291,216	208,968	160,756	4,454,410	3,558,980
$155,127	$148,423	$351,399	$366,904	$227,581	$208,968	$4,464,844	$4,454,410

$(48)	$1,323	$364	$5,669	$13	$2,167	$5,002	$53,091

American Funds Insurance Series	133

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — Seeks to provide long-term growth of capital.

Global Small Capitalization Fund — Seeks to provide long-term growth of capital.

Growth Fund — Seeks to provide growth of capital.

International Fund — Seeks to provide long-term growth of capital.

New World Fund — Seeks long-term capital appreciation.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Growth-Income Fund — Seeks to achieve long-term growth of capital and income.

International Growth and Income Fund — Seeks to provide long-term growth of capital while providing current income.

Capital Income Builder — Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. Secondarily, seeks to provide growth of capital.

Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — Seeks to provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — Seeks to provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — Seeks to provide a high level of current income and, secondarily, capital appreciation.

Mortgage Fund — Seeks to provide current income and preservation of capital.

134	American Funds Insurance Series

Ultra-Short Bond Fund — Seeks to provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — Seeks to provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — Seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — Seeks to provide high total return consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	135

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

136	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	137

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of June 30, 2018 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,950,234	$—	$—	$1,950,234
Consumer discretionary	1,122,705	—	—	1,122,705
Financials	608,521	—	—	608,521
Health care	608,279	—	—	608,279
Consumer staples	394,353	—	—	394,353
Industrials	364,065	—	—	364,065
Energy	130,055	—	—	130,055
Materials	120,071	9,961	—	130,032
Telecommunication services	68,099	—	—	68,099
Miscellaneous	312,437	—	—	312,437
Bonds, notes & other debt instruments	—	1,000	—	1,000
Short-term securities	—	566,924	—	566,924
Total	$5,678,819	$577,885	$—	$6,256,704

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$35	$—	$35
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3)	—	(3)
Total	$—	$32	$—	$32

*	Securities with a value of $2,470,292,000, which represented 39.37% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Global Small Capitalization Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$928,403	$—	$—	$928,403
Consumer discretionary	773,092	—	—	773,092
Information technology	581,292	—	—	581,292
Financials	435,315	—	—	435,315
Industrials	400,842	—	—	400,842
Energy	122,278	—	13,979	136,257
Real estate	122,176	—	—	122,176
Materials	121,095	—	—	121,095
Consumer staples	117,997	—	—	117,997
Utilities	70,971	—	—	70,971
Telecommunication services	18,116	—	—	18,116
Miscellaneous	204,413	—	—	204,413
Convertible bonds	—	7,655	—	7,655
Bonds, notes & other debt instruments	—	4,123	—	4,123
Short-term securities	—	371,870	—	371,870
Total	$3,895,990	$383,648	$13,979	$4,293,617

138	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$502	$—	$502
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(74)	—	(74)
Total	$—	$428	$—	$428

*	Securities with a value of $1,530,340,000, which represented 35.62% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

Growth Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$8,591,258	$—	$—	$8,591,258
Consumer discretionary	5,527,922	—	—	5,527,922
Health care	3,578,032	—	—	3,578,032
Financials	2,559,944	—	—	2,559,944
Energy	1,837,951	—	—	1,837,951
Industrials	1,071,026	—	—	1,071,026
Consumer staples	380,221	—	—	380,221
Real estate	268,938	—	—	268,938
Other	508,337	—	—	508,337
Miscellaneous	454,883	—	—	454,883
Convertible stocks	—	—	11,351	11,351
Short-term securities	—	1,004,178	—	1,004,178
Total	$24,778,512	$1,004,178	$11,351	$25,794,041

*	Securities with a value of $1,535,112,000, which represented 5.95% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,219,859	$298,839	$—	$1,518,698
Industrials	1,297,161	—	—	1,297,161
Information technology	1,160,520	31,384	—	1,191,904
Health care	1,061,956	—	—	1,061,956
Consumer discretionary	1,044,228	—	—	1,044,228
Consumer staples	792,722	—	—	792,722
Materials	743,373	—	—	743,373
Energy	458,445	—	—	458,445
Utilities	433,083	4,642	—	437,725
Telecommunication services	153,338	—	—	153,338
Real estate	145,135	—	—	145,135
Miscellaneous	142,545	—	—	142,545
Rights & warrants	—	12,024	—	12,024
Bonds, notes & other debt instruments	—	62,740	—	62,740
Short-term securities	—	787,493	—	787,493
Total	$8,652,365	$1,197,122	$—	$9,849,487

See next page for footnote.

American Funds Insurance Series	139

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$662	$—	$662

*	Securities with a value of $6,219,677,000, which represented 63.23% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading and due to observable quoted prices in an active market.
†	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$674,565	$—	$—	$674,565
Financials	322,040	88,342	—	410,382
Materials	336,556	11,198	—	347,754
Consumer discretionary	327,550	—	—	327,550
Energy	306,481	—	—	306,481
Health care	219,208	17,445	—	236,653
Consumer staples	234,080	—	—	234,080
Industrials	195,635	—	—	195,635
Real estate	37,909	—	25	37,934
Utilities	36,168	—	—	36,168
Telecommunication services	29,897	—	—	29,897
Miscellaneous	67	—	—	67
Preferred securities	—	—	1,340	1,340
Rights & warrants	—	38,459	—	38,459
Bonds, notes & other debt instruments	—	94,991	—	94,991
Short-term securities	—	410,017	—	410,017
Total	$2,720,156	$660,452	$1,365	$3,381,973

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$600	$—	$600
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)
Total	$—	$599	$—	$599

*	Securities with a value of $1,533,679,000, which represented 45.11% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

140	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,974,003	$—	$—	$1,974,003
Information technology	1,405,932	—	—	1,405,932
Industrials	997,557	—	—	997,557
Consumer staples	951,222	—	—	951,222
Consumer discretionary	937,854	—	—	937,854
Financials	866,918	—	—	866,918
Energy	848,611	—	—	848,611
Telecommunication services	295,377	—	—	295,377
Materials	219,584	—	—	219,584
Utilities	150,746	—	—	150,746
Real estate	74,396	—	—	74,396
Miscellaneous	26,164	—	—	26,164
Short-term securities	—	344,620	—	344,620
Total	$8,748,364	$344,620	$—	$9,092,984

Global Growth and Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$447,491	$30,569	$—	$478,060
Industrials	205,559	—	—	205,559
Financials	193,526	—	—	193,526
Health care	175,193	—	—	175,193
Consumer discretionary	164,902	—	—	164,902
Materials	164,096	—	—	164,096
Consumer staples	141,804	—	—	141,804
Energy	119,869	—	—	119,869
Real estate	60,804	—	—	60,804
Telecommunication services	33,213	—	—	33,213
Utilities	29,740	—	—	29,740
Miscellaneous	89,264	—	—	89,264
Rights & warrants	154	—	—	154
Bonds, notes & other debt instruments	—	41,217	—	41,217
Short-term securities	—	131,655	—	131,655
Total	$1,825,615	$203,441	$—	$2,029,056

*	Securities with a value of $861,256,000, which represented 42.32% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

American Funds Insurance Series	141

Growth-Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,706,737	$—	$—	$5,706,737
Consumer discretionary	4,287,333	—	—	4,287,333
Health care	4,262,135	—	—	4,262,135
Financials	3,326,237	39,701	—	3,365,938
Industrials	3,219,784	—	—	3,219,784
Consumer staples	2,399,436	116,085	—	2,515,521
Energy	2,016,461	—	—	2,016,461
Materials	1,267,896	—	—	1,267,896
Real estate	514,715	—	—	514,715
Utilities	440,113	—	—	440,113
Telecommunication services	404,220	—	—	404,220
Mutual funds	57,781	—	—	57,781
Miscellaneous	860,215	—	—	860,215
Convertible stocks	11,888	7,305	—	19,193
Convertible bonds	—	42,780	—	42,780
Short-term securities	—	2,488,187	—	2,488,187
Total	$28,774,951	$2,694,058	$—	$31,469,009

*	Securities with a value of $1,670,829,000, which represented 5.30% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

International Growth and Income Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$259,807	$41,741	$—	$301,548
Health care	145,478	—	—	145,478
Information technology	130,920	—	—	130,920
Materials	124,356	—	—	124,356
Consumer staples	114,521	—	—	114,521
Industrials	107,414	—	—	107,414
Energy	103,345	—	—	103,345
Consumer discretionary	91,022	—	—	91,022
Utilities	86,696	—	—	86,696
Real estate	67,028	—	—	67,028
Telecommunication services	40,341	—	—	40,341
Miscellaneous	15,814	—	—	15,814
Bonds, notes & other debt instruments	—	20,410	—	20,410
Short-term securities	—	112,843	—	112,843
Total	$1,286,742	$174,994	$—	$1,461,736

*	Securities with a value of $1,033,353,000, which represented 70.50% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

142	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$63,897	$156	$—	$64,053
Energy	57,600	—	—	57,600
Information technology	55,486	—	—	55,486
Consumer staples	53,094	—	—	53,094
Real estate	41,635	—	—	41,635
Consumer discretionary	40,361	—	—	40,361
Utilities	29,204	—	—	29,204
Telecommunication services	28,255	—	—	28,255
Industrials	23,280	—	—	23,280
Health care	22,975	—	—	22,975
Materials	11,843	—	—	11,843
Miscellaneous	8,754	—	—	8,754
Convertible stocks	4,706	—	—	4,706
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	84,622	—	84,622
Mortgage-backed obligations	—	45,981	—	45,981
Corporate bonds & notes	—	21,696	—	21,696
Asset-backed obligations	—	494	—	494
Short-term securities	—	64,531	—	64,531
Total	$441,090	$217,480	$—	$658,570

*	Securities with a value of $204,880,000, which represented 31.56% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

Asset Allocation Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$4,405,169	$—	$5,171	$4,410,340
Health care	2,640,060	—	368	2,640,428
Financials	2,264,802	9,140	—	2,273,942
Consumer discretionary	1,720,702	324	—	1,721,026
Energy	1,655,898	2,988	—	1,658,886
Materials	1,084,717	—	—	1,084,717
Consumer staples	1,083,940	—	—	1,083,940
Industrials	757,050	3,372	25	760,447
Real estate	322,756	—	—	322,756
Telecommunication services	84,344	—	—	84,344
Miscellaneous	89,771	—	—	89,771
Rights & warrants	—	—	328	328
Convertible stocks	—	—	6,074	6,074
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,906,555	—	2,906,555
Corporate bonds & notes	—	2,312,520	11,477	2,323,997
Mortgage-backed obligations	—	1,275,172	—	1,275,172
Other	—	199,805	—	199,805
Short-term securities	—	3,624,136	—	3,624,136
Total	$16,109,209	$10,334,012	$23,443	$26,466,664

See next page for footnote.

American Funds Insurance Series	143

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$992	$—	$992
Liabilities:
Unrealized depreciation on futures contracts	(268)	—	—	(268)
Unrealized depreciation on interest rate swaps	—	(1,977)	—	(1,977)
Total	$(268)	$(985)	$—	$(1,253)

*	Securities with a value of $722,537,000, which represented 2.79% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Futures contracts and interest rate swaps are not included in the investment portfolio.

Global Balanced Fund

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$49,412	$—	$—	$49,412
Financials	30,305	—	—	30,305
Health care	24,561	—	—	24,561
Industrials	24,379	—	—	24,379
Energy	22,210	—	—	22,210
Consumer discretionary	22,194	—	—	22,194
Consumer staples	18,959	—	—	18,959
Materials	13,330	—	—	13,330
Real estate	9,204	—	—	9,204
Utilities	6,904	—	—	6,904
Miscellaneous	18,045	—	—	18,045
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	59,160	—	59,160
U.S. Treasury bonds & notes	—	40,569	—	40,569
Corporate bonds & notes	—	22,724	—	22,724
Mortgage-backed obligations	—	6,646	—	6,646
Short-term securities	—	21,077	—	21,077
Total	$239,503	$150,176	$—	$389,679

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$335	$—	$335
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(151)	—	(151)
Total	$—	$184	$—	$184

*	Securities with a value of $97,681,000, which represented 25.21% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

144	American Funds Insurance Series

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$3,786,408	$415	$3,786,823
U.S. Treasury bonds & notes	—	2,671,323	—	2,671,323
Mortgage-backed obligations	—	2,499,881	—	2,499,881
Bonds & notes of governments & government agencies outside the U.S.	—	759,856	—	759,856
Asset-backed obligations	—	277,546	—	277,546
Municipals	—	212,537	—	212,537
Federal agency bonds & notes	—	11,659	—	11,659
Common stocks	—	682	2,151	2,833
Rights & warrants	—	—	97	97
Short-term securities	—	2,312,505	—	2,312,505
Total	$—	$12,532,397	$2,663	$12,535,060

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$5,769	$—	$—	$5,769
Unrealized appreciation on open forward currency contracts	—	1,868	—	1,868
Unrealized appreciation on interest rate swaps	—	18,809	—	18,809
Unrealized appreciation on credit default swaps	—	159	—	159
Liabilities:
Unrealized depreciation on futures contracts	(3,582)	—	—	(3,582)
Unrealized depreciation on open forward currency contracts	—	(2,417)	—	(2,417)
Unrealized depreciation on interest rate swaps	—	(19,480)	—	(19,480)
Total	$2,187	$(1,061)	$—	$1,126

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

Global Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$286,705	$—	$286,705
Japanese yen	—	234,651	—	234,651
Polish zloty	—	82,395	—	82,395
Mexican pesos	—	70,574	—	70,574
Indian rupees	—	64,832	—	64,832
British pounds	—	48,518	—	48,518
Danish kroner	—	43,483	—	43,483
Malaysian ringgits	—	35,569	—	35,569
South Korean won	—	31,473	—	31,473
Thai baht	—	28,048	—	28,048
Israeli shekels	—	19,189	—	19,189
Brazilian reais	—	16,106	—	16,106
Australian dollars	—	15,852	—	15,852
Canadian dollars	—	14,792	—	14,792
Romanian leu	—	11,517	—	11,517
U.S. dollars	—	999,743	675	1,000,418
Other	—	51,584	—	51,584
Convertible stocks	—	—	1,033	1,033
Common stocks	—	713	791	1,504
Rights & warrants	—	—	56	56
Short-term securities	—	221,160	—	221,160
Total	$—	$2,276,904	$2,555	$2,279,459

American Funds Insurance Series	145

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$806	$—	$—	$806
Unrealized appreciation on open forward currency contracts	—	9,633	—	9,633
Unrealized appreciation on interest rate swaps	—	211	—	211
Liabilities:
Unrealized depreciation on futures contracts	(319)	—	—	(319)
Unrealized depreciation on open forward currency contracts	—	(4,812)	—	(4,812)
Unrealized depreciation on interest rate swaps	—	(548)	—	(548)
Total	$487	$4,484	$—	$4,971

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,311,273	$9,892	$1,321,165
Other	—	6,917	—	6,917
Convertible bonds	—	7,627	—	7,627
Convertible stocks	1,891	—	5,892	7,783
Common stocks	896	6,151	8,187	15,234
Rights & warrants	—	—	354	354
Short-term securities	—	44,278	—	44,278
Total	$2,787	$1,376,246	$24,325	$1,403,358

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$1,912	$—	$1,912
Unrealized appreciation on credit default swaps	—	1,101	—	1,101
Liabilities:
Unrealized depreciation on futures contracts	(75)	—	—	(75)
Unrealized depreciation on interest rate swaps	—	(523)	—	(523)
Total	$(75)	$2,490	$—	$2,415

[1]	Futures contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2018 (dollars in thousands):

	Beginning value at 1/1/2018	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 6/30/2018

Investment securities	$23,741	$—	$17,761	$(18,621)	$—	$5,838	$(4,394)	$24,325

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2018								$3,411

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.

146	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2018	Valuation techniques	Unobservable inputs	Range	Impact to valuation from an increase in input*
Corporate bonds & notes	$9,892	Yield analysis	Yield to call/maturity risk premium	0-700 bps	Decrease
Convertible stocks	5,892	Market comparable companies	EBITDA multiple	13.9x	Increase
Common stocks	8,187	Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	23%	Decrease
		Transaction price	N/A	N/A	N/A
		Market comparable companies	EBITDA multiple	5.0x -5.5x	Increase
			Discount for lack of marketability (DLOM)	22%	Decrease
Rights & warrants	354	Black-Scholes	Implied volatility	30%	Increase
	$24,325

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

EBITDA = Earnings before income taxes, depreciation and amortization

DLOM = Discount for lack of marketability

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$246,041	$—	$246,041
U.S. Treasury bonds & notes	—	34,166	—	34,166
Asset-backed obligations	—	21,324	—	21,324
Federal agency bonds & notes	—	21,203	—	21,203
Corporate bonds & notes	—	—	134	134
Short-term securities	—	122,195	—	122,195
Total	$—	$444,929	$134	$445,063

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$798	$—	$—	$798
Unrealized appreciation on interest rate swaps	—	4,265	—	4,265
Liabilities:
Unrealized depreciation on interest rate swaps	—	(3,346)	—	(3,346)
Total	$798	$919	$—	$1,717

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At June 30, 2018, all of the fund’s investment securities were classified as Level 2.

American Funds Insurance Series	147

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,512,752	$—	$1,512,752
Mortgage-backed obligations	—	859,111	—	859,111
Federal agency bonds & notes	—	615,899	—	615,899
Short-term securities	—	499,311	—	499,311
Total	$—	$3,487,073	$—	$3,487,073

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$10,339	$—	$—	$10,339
Unrealized appreciation on interest rate swaps	—	46,860	—	46,860
Liabilities:
Unrealized depreciation on futures contracts	(233)	—	—	(233)
Unrealized depreciation on interest rate swaps	—	(25,001)	—	(25,001)
Total	$10,106	$21,859	$—	$31,965

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At June 30, 2018, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

148	American Funds Insurance Series

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

American Funds Insurance Series	149

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult for a fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the

150	American Funds Insurance Series

repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current historically low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk— As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the

American Funds Insurance Series	151

investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

152	American Funds Insurance Series

Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse

American Funds Insurance Series	153

on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Futures	Forwards	Interest Rate Swaps	Credit Default Swaps
Global Growth Fund	Not applicable	$5,719	Not applicable	Not applicable
Global Small Capitalization Fund	Not applicable	91,823	Not applicable	Not applicable
International Fund	Not applicable	29,375	Not applicable	Not applicable
New World Fund	Not applicable	17,798	Not applicable	Not applicable
Asset Allocation Fund	$364,453	Not applicable	$1,706,924	Not applicable
Global Balanced Fund	Not applicable	23,716	Not applicable	Not applicable
Bond Fund	2,096,319	500,160	4,467,319	$58,750
Global Bond Fund	178,243	722,202	578,995	Not applicable
High-Income Bond Fund	15,900	Not applicable	46,258	91,748
Mortgage Fund	203,510	Not applicable	1,052,719	Not applicable
U.S. Government/AAA-Rated Securities Fund	2,706,965	Not applicable	11,924,170	Not applicable
Managed Risk Growth Fund	34,134	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	29,987	Not applicable	Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	29,245	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	17,118	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	246,886	Not applicable	Not applicable	Not applicable

The following tables present the financial statement impacts resulting from the funds’ use of futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the six months ended June 30, 2018 (dollars in thousands):

Global Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$35	Unrealized depreciation on open forward currency contracts	$3

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(53)	Net unrealized appreciation on forward currency contracts	$18

Global Small Capitalization Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$502	Unrealized depreciation on open forward currency contracts	$74

154	American Funds Insurance Series

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(334)	Net unrealized appreciation on forward currency contracts	$1,531

International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$662	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$413	Net unrealized appreciation on forward currency contracts	$1,017

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$600	Unrealized depreciation on open forward currency contracts	$1
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	44
			$600		$45

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(41)	Net unrealized appreciation on forward currency contracts	$922

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$—	Unrealized depreciation*	$268
Swaps	Interest	Unrealized appreciation*	992	Unrealized depreciation*	1,977
			$992		$2,245

See end of tables for footnote.

American Funds Insurance Series	155

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$746	Net unrealized appreciation on futures contracts	$486
Swaps	Interest	Net realized loss on swap contracts	(3,011)	Net unrealized appreciation on swap contracts	5,263
			$(2,265)		$5,749

Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$335	Unrealized depreciation on open forward currency contracts	$151
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	7
			$335		$158

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(303)	Net unrealized appreciation on forward currency contracts	$309

Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$5,769	Unrealized depreciation*	$3,582
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,868	Unrealized depreciation on open forward currency contracts	2,417
Swaps	Interest	Unrealized appreciation*	18,809	Unrealized depreciation*	19,480
Swaps	Credit	Unrealized appreciation*	159	Unrealized depreciation*	—
			$26,605		$25,490

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(39,999)	Net unrealized appreciation on futures contracts	$6,343
Forward currency	Currency	Net realized gain on forward currency contracts	4,320	Net unrealized depreciation on forward currency contracts	(8,091)
Swaps	Interest	Net realized gain on swap contracts	17,251	Net unrealized depreciation on swap contracts	(8,383)
Swaps	Credit	Net realized loss on swap contracts	(31)	Net unrealized appreciation on swap contracts	343
			$(18,459)		$(9,788)

156	American Funds Insurance Series

Global Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$806	Unrealized depreciation*	$319
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	9,633	Unrealized depreciation on open forward currency contracts	4,812
Forward currency	Currency	Receivables for closed forward currency contracts	412	Payables for closed forward currency contracts	218
Swaps	Interest	Unrealized appreciation*	211	Unrealized depreciation*	548
			$11,062		$5,897

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(5,196)	Net unrealized appreciation on futures contracts	$846
Forward currency	Currency	Net realized gain on forward currency contracts	2,923	Net unrealized appreciation on forward currency contracts	4,160
Swaps	Interest	Net realized gain on swap contracts	1,540	Net unrealized appreciation on swap contracts	1,142
			$(733)		$6,148

High-Income Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$—	Unrealized depreciation*	$75
Swaps	Interest	Unrealized appreciation*	1,912	Unrealized depreciation*	523
Swaps	Credit	Unrealized appreciation*	1,101	Unrealized depreciation*	—
			$3,087		$622

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$—	Net unrealized depreciation on futures contracts	$(75)
Swaps	Interest	Net realized loss on swap contracts	(954)	Net unrealized appreciation on swap contracts	968
Swaps	Credit	Net realized loss on swap contracts	(263)	Net unrealized appreciation on swap contracts	1,520
			$(1,217)		$2,413

See end of tables for footnote.

American Funds Insurance Series	157

Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$798	Unrealized depreciation*	$—
Swaps	Interest	Unrealized appreciation*	4,265	Unrealized depreciation*	3,346
			$5,063		$3,346

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(5,150)	Net unrealized appreciation on futures contracts	$1,430
Swaps	Interest	Net realized gain on swap contracts	624	Net unrealized appreciation on swap contracts	1,705
			$(4,526)		$3,135

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$10,339	Unrealized depreciation*	$233
Swaps	Interest	Unrealized appreciation*	46,860	Unrealized depreciation*	25,001
			$57,199		$25,234

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(52,726)	Net unrealized appreciation on futures contracts	$17,551
Swaps	Interest	Net realized loss on swap contracts	(6,083)	Net unrealized appreciation on swap contracts	30,287
			$(58,809)		$47,838

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$76	Unrealized depreciation*	$—

158	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$41	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(5,074)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized loss on futures contracts	(1,049)	Net unrealized appreciation on futures contracts	114
			$(6,082)		$114

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$38	Unrealized depreciation*	$—

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$35	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(208)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized loss on futures contracts	(204)	Net unrealized appreciation on futures contracts	57
			$(377)		$57

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$85	Unrealized depreciation*	$—

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$57	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(5,958)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized loss on futures contracts	(1,302)	Net unrealized appreciation on futures contracts	134
			$(7,203)		$134

See end of tables for footnote.

American Funds Insurance Series	159

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$36	Unrealized depreciation*	$—

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(5)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(2,466)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized loss on futures contracts	(599)	Net unrealized appreciation on futures contracts	64
			$(3,050)		$64

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$810	Unrealized depreciation*	$—

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(15)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(38,734)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized loss on futures contracts	(11,053)	Net unrealized appreciation on futures contracts	1,402
			$(49,802)		$1,402

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table(s) following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

Collateral — Funds that invest in futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts participate in a collateral program. For futures contracts, interest rate swaps and credit default swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as restricted cash in the fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counter-party) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single

160	American Funds Insurance Series

currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of June 30, 2018, if close-out netting was exercised (dollars in thousands):

Global Growth Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$35	$—	$—	$—	$35
Liabilities:
Goldman Sachs	$3	$—	$—	$—	$3

Global Small Capitalization Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Citibank	$256	$—	$—	$(130)	$126
JPMorgan Chase	246	(8)	(40)	—	198
Total	$502	$(8)	$(40)	$(130)	$324
Liabilities:
Bank of America, N.A.	$4	$—	$—	$—	$4
Bank of New York Mellon	62	—	—	—	62
JPMorgan Chase	8	(8)	—	—	—
Total	$74	$(8)	$—	$—	$66

International Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$662	$—	$(662)	$—	$—

See end of tables for footnote.

American Funds Insurance Series	161

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$15	$(15)	$—	$—	$—
Citibank	96	—	—	—	96
Goldman Sachs	110	(1)	—	—	109
JPMorgan Chase	379	—	(270)	—	109
Total	$600	$(16)	$(270)	$—	$314
Liabilities:
Bank of America, N.A.	$44	$(15)	$—	$—	$29
Goldman Sachs	1	(1)	—	—	—
Total	$45	$(16)	$—	$—	$29

Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$72	$(52)	$—	$—	$20
Citibank	140	(21)	—	—	119
Goldman Sachs	22	(22)	—	—	—
JPMorgan Chase	83	(50)	—	—	33
UBS AG	18	—	—	—	18
Total	$335	$(145)	$—	$—	$190
Liabilities:
Bank of America, N.A.	$52	$(52)	$—	$—	$—
Bank of New York Mellon	6	—	—	—	6
Citibank	21	(21)	—	—	—
Goldman Sachs	28	(22)	—	—	6
JPMorgan Chase	50	(50)	—	—	—
Morgan Stanley	1	—	—	—	1
Total	$158	$(145)	$—	$—	$13

Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of New York Mellon	$123	$(123)	$—	$—	$—
Goldman Sachs	499	(3)	—	(80)	416
JPMorgan Chase	1,246	—	(1,246)	—	—
Total	$1,868	$(126)	$(1,246)	$(80)	$416
Liabilities:
Bank of New York Mellon	$1,249	$(123)	$(783)	$—	$343
Citibank	1,165	—	(391)	—	774
Goldman Sachs	3	(3)	—	—	—
Total	$2,417	$(126)	$(1,174)	$—	$1,117

162	American Funds Insurance Series

Global Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$1,279	$(1,279)	$—	$—	$—
Citibank	3,641	(433)	—	(3,020)	188
Goldman Sachs	671	(594)	—	—	77
JPMorgan Chase	4,209	(1,534)	(2,183)	—	492
UBS AG	245	(245)	—	—	—
Total	$10,045	$(4,085)	$(2,183)	$(3,020)	$757
Liabilities:
Bank of America, N.A.	$1,638	$(1,279)	$(359)	$—	$—
Bank of New York Mellon	161	—	—	—	161
Citibank	433	(433)	—	—	—
Goldman Sachs	594	(594)	—	—	—
JPMorgan Chase	1,534	(1,534)	—	—	—
Morgan Stanley	173	—	—	—	173
UBS AG	497	(245)	(155)	—	97
Total	$5,030	$(4,085)	$(514)	$—	$431

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2018, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

American Funds Insurance Series	163

Additional tax basis disclosures for each fund are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
As of December 31, 2017:
Undistributed ordinary income	$31,444	$44,103	$112,122	$158,459	$8,129	$233,361
Undistributed long-term capital gains	402,492	147,040	2,434,009	324,550	93,323	502,967
As of June 30, 2018:
Gross unrealized appreciation on investments	2,273,058	1,213,793	10,988,525	2,317,465	692,686	1,980,494
Gross unrealized depreciation on investments	(135,020)	(216,845)	(360,899)	(445,958)	(177,000)	(275,986)
Net unrealized appreciation (depreciation) on investments	2,138,038	996,948	10,627,626	1,871,507	515,686	1,704,508
Cost of investments	4,118,698	3,297,097	15,166,415	7,978,642	2,866,886	7,388,476

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
As of December 31, 2017:
Undistributed ordinary income	$30,483	$199,924	$4,856	$2,111	$180,609	$—
Late year ordinary loss deferral*	—	—	—	—	—	(316)
Undistributed long-term capital gains	127,553	2,005,758	—	1,388	1,027,497	—
Post-October capital loss deferral*	—	—	—	—	—	(158)
Capital loss carryforward†	—	—	(4,708)	—	—	—
As of June 30, 2018:
Gross unrealized appreciation on investments	484,206	9,480,000	177,121	38,135	5,450,441	59,086
Gross unrealized depreciation on investments	(54,706)	(783,403)	(70,081)	(29,309)	(854,857)	(10,835)
Net unrealized appreciation (depreciation) on investments	429,500	8,696,597	107,040	8,826	4,595,584	48,251
Cost of investments	1,599,556	22,772,412	1,354,696	649,744	21,869,828	341,611

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
As of December 31, 2017:
Undistributed ordinary income	$43,324	$5,555	$14,711	$1,055	$481	$9,342
Undistributed long-term capital gains	14,531	6,778	—	—	—	—
Capital loss carryforward†	—	—	(146,596)	(490)	—	(1,300)
As of June 30, 2018:
Gross unrealized appreciation on investments	86,618	38,827	17,819	7,171	4	75,336
Gross unrealized depreciation on investments	(229,829)	(78,317)	(55,149)	(6,486)	(22)	(69,156)
Net unrealized appreciation (depreciation) on investments	(143,211)	(39,490)	(37,330)	685	(18)	6,180
Cost of investments	12,680,296	2,323,919	1,449,320	446,095	291,655	3,512,857

164	American Funds Insurance Series

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
As of December 31, 2017:
Undistributed ordinary income	$1,399	$1,323	$5,669	$2,167	$53,091
Undistributed long-term capital gains	20,518	732	12,104	9,926	174,185
As of June 30, 2018:
Gross unrealized appreciation on investments	17,260	5,729	4,735	7,026	178,046
Gross unrealized depreciation on investments	(1,425)	(709)	(1,287)	(1,012)	—
Net unrealized appreciation (depreciation) on investments	15,835	5,020	3,448	6,014	178,046
Cost of investments	306,890	150,216	348,139	221,722	4,291,387

*	These deferrals are considered incurred in the subsequent year.
†	Capital loss carryforwards will be used to offset any capital gains realized by the funds in the current year or in subsequent years. The funds will not make distributions from capital gains while a capital loss carryforwards remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$11,170	$134,884	$146,054	$16,830	$55,298	$72,128
Class 1A1	21	273	294	15	16	31
Class 2	19,118	251,323	270,441	24,835	114,893	139,728
Class 4	1,162	16,024	17,186	1,062	3,889	4,951
Total	$31,471	$402,504	$433,975	$42,742	$174,096	$216,838

Global Small Capitalization Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class 1	$17,229	$55,968	$73,197	$10,151	$—	$10,151
Class 1A1	3	12	15	1	—	1
Class 2	25,423	86,037	111,460	10,597	—	10,597
Class 4	1,456	5,035	6,491	270	—	270
Total	$44,111	$147,052	$191,163	$21,019	$—	$21,019

See end of tables for footnotes.

American Funds Insurance Series	165

Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$38,940	$792,865	$831,805	$75,247	$713,987	$789,234
Class 1A1	30	634	664	15	63	78
Class 2	67,863	1,515,757	1,583,620	110,909	1,409,266	1,520,175
Class 3	930	20,248	21,178	1,601	18,484	20,085
Class 4	4,388	104,527	108,915	4,893	53,128	58,021
Total	$112,151	$2,434,031	$2,546,182	$192,665	$2,194,928	$2,387,593

International Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$82,087	$165,915	$248,002	$70,384	$49,783	$120,167
Class 1A1	69	140	209	17	3	20
Class 2	70,871	146,986	217,857	53,513	46,642	100,155
Class 3	470	970	1,440	396	331	727
Class 4	5,010	10,556	15,566	3,025	1,066	4,091
Total	$158,507	$324,567	$483,074	$127,335	$97,825	$225,160

New World Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends paid
Class 1	$5,166	$54,023	$59,189	$21,960	$—	$21,960
Class 1A1	5	50	55	6	—	6
Class 2	2,100	26,593	28,693	9,149	—	9,149
Class 4	869	12,659	13,528	3,016	—	3,016
Total	$8,140	$93,325	$101,465	$34,131	$—	$34,131

Blue Chip Income and Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 1	$140,206	$299,947	$440,153	$140,306	$170,748	$311,054
Class 1A1	63	135	198	12	5	17
Class 2	85,621	186,318	271,939	82,680	113,013	195,693
Class 4	7,578	16,620	24,198	4,917	5,605	10,522
Total	$233,468	$503,020	$736,488	$227,915	$289,371	$517,286

166	American Funds Insurance Series

Global Growth and Income Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains		Total dividends and distributions paid
Class 1	$7,714	$31,541	$39,255	$10,516	$7,109		$17,625
Class 1A1	13	52	65	2	—	[2]	2
Class 2	21,411	90,173	111,584	30,799	26,178		56,977
Class 4	1,357	5,789	7,146	1,478	405		1,883
Total	$30,495	$127,555	$158,050	$42,795	$33,692		$76,487

Growth-Income Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains		Total dividends and distributions paid
Class 1	$108,059	$1,049,641	$1,157,700	$250,221	$884,958		$1,135,179
Class 1A1	35	344	379	24	16		40
Class 2	85,521	886,942	972,463	195,450	853,292		1,048,742
Class 3	1,014	10,337	11,351	2,421	10,140		12,561
Class 4	5,368	58,501	63,869	9,973	36,513		46,486
Total	$199,997	$2,005,765	$2,205,762	$458,089	$1,784,919		$2,243,008

International Growth and Income Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends paid	Ordinary income	Long-term capital gains		Total dividends paid
Class 1	$3,855	$—	$3,855	$25,860	$—		$25,860
Class 1A1	6	—	6	14	—		14
Class 2	800	—	800	5,714	—		5,714
Class 4	202	—	202	1,184	—		1,184
Total	$4,863	$—	$4,863	$32,772	$—		$32,772

Capital Income Builder

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains		Total dividends paid
Class 1	$4,370	$617	$4,987	$6,303	$—		$6,303
Class 1A1	21	3	24	8	—		8
Class 2	34	6	40	23	—		23
Class 4	4,593	762	5,355	7,676	—		7,676
Total	$9,018	$1,388	$10,406	$14,010	$—		$14,010

See end of tables for footnotes.

American Funds Insurance Series	167

Asset Allocation Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class 1	$120,676	$666,856	$787,532	$287,347		$666,425		$953,772
Class 1A1	46	263	309	50		70		120
Class 2	35,740	210,133	245,873	84,847		241,077		325,924
Class 3	245	1,413	1,658	601		1,646		2,247
Class 4	23,998	148,867	172,865	47,458		145,207		192,665
Total	$180,705	$1,027,532	$1,208,237	$420,303		$1,054,425		$1,474,728

Global Balanced Fund

	Six months ended June 30, 2018[3]			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class 1	$—	$—	$—	$1,298		$2,309		$3,607
Class 1A1	—	—	—	3		5		8
Class 2	—	—	—	2,516		5,414		7,930
Class 4	—	—	—	582		1,195		1,777
Total	$—	$—	$—	$4,399		$8,923		$13,322

Bond Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class 1	$27,667	$8,915	$36,582	$211,473		$25,594		$237,067
Class 1A1	10	4	14	19		1		20
Class 2	14,535	5,217	19,752	119,175		15,280		134,455
Class 4	1,185	453	1,638	5,958		441		6,399
Total	$43,397	$14,589	$57,986	$336,625		$41,316		$377,941

Global Bond Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class 1	$2,915	$3,256	$6,171	$14,181		$103		$14,284
Class 1A1	1	1	2	—	[2]	—	[2]	—	[2]
Class 2	2,574	3,412	5,986	11,033		99		11,132
Class 4	82	118	200	196		1		197
Total	$5,572	$6,787	$12,359	$25,410		$203		$25,613

168	American Funds Insurance Series

High-Income Bond Fund

	Six months ended June 30, 2018					Year ended December 31, 2017
Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income		Long-term capital gains		Total dividends paid
Class 1	$6,576		$—	$6,576		$43,976		$—		$43,976
Class 1A1	6		—	6		12		—		12
Class 2	7,724		—	7,724		51,640		—		51,640
Class 3	125		—	125		805		—		805
Class 4	284		—	284		1,981		—		1,981
Total	$14,715		$—	$14,715		$98,414		$—		$98,414

Mortgage Fund

	Six months ended June 30, 2018					Year ended December 31, 2017
Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class 1	$846		$—	$846		$5,106		$1,186		$6,292
Class 1A1	2		—	2		2		—	[2]	2
Class 2	169		—	169		1,025		262		1,287
Class 4	40		—	40		165		39		204
Total	$1,057		$—	$1,057		$6,298		$1,487		$7,785

Ultra-Short Bond Fund

	Six months ended June 30, 2018					Year ended December 31, 2017
Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income		Long-term capital gains		Total dividends paid
Class 1	$71		$—	$71		$184		$—		$184
Class 1A1	—	[2]	—	—	[2]	—	[2]	—		—	[2]
Class 2	388		—	388		697		—		697
Class 3	8		—	8		15		—		15
Class 4	16		—	16		10		—		10
Total	$483		$—	$483		$906		$—		$906

U.S. Government/AAA-Rated Securities Fund

	Six months ended June 30, 2018					Year ended December 31, 2017
Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income		Long-term capital gains		Total dividends paid
Class 1	$5,048		$—	$5,048		$23,690		$—		$23,690
Class 1A1	4		—	4		1		—		1
Class 2	4,111		—	4,111		19,498		—		19,498
Class 3	27		—	27		141		—		141
Class 4	168		—	168		663		—		663
Total	$9,358		$—	$9,358		$43,993		$—		$43,993

See end of tables for footnotes.

American Funds Insurance Series	169

Managed Risk Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$14	$135	$149	$7	$22	$29
Class P2	1,397	20,395	21,792	727	4,120	4,847
Total	$1,411	$20,530	$21,941	$734	$4,142	$4,876

Managed Risk International Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$3	$1	$4	$1	$1	$2
Class P2	1,328	738	2,066	899	1,402	2,301
Total	$1,331	$739	$2,070	$900	$1,403	$2,303

Managed Risk Blue Chip Income and Growth Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$3	$7	$10	$4	$3	$7
Class P2	5,682	12,113	17,795	5,157	5,565	10,722
Total	$5,685	$12,120	$17,805	$5,161	$5,568	$10,729

Managed Risk Growth-Income Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$34	$122	$156	$19	$73	$92
Class P2	2,143	9,814	11,957	1,848	7,653	9,501
Total	$2,177	$9,936	$12,113	$1,867	$7,726	$9,593

Managed Risk Asset Allocation Fund

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class P1	$23,251	$66,960	$90,211	$11,453	$13,811	$25,264
Class P2	30,027	107,405	137,432	20,269	24,931	45,200
Total	$53,278	$174,365	$227,643	$31,722	$38,742	$70,464

[1]	Class 1A shares began investment operations on January 6, 2017.
[2]	Amount less than one thousand.
[3]	No distributions were paid by Global Balanced Fund during the six months ended June 30, 2018.

170	American Funds Insurance Series

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On December 4, 2017, the series board of trustees approved amended agreements effective February 1, 2018, decreasing the annual rate to 0.580% on average daily net assets in excess of $4 billion for New World Fund, decreasing the annual rate to 0.350% on average daily net assets in excess of $10.5 billion for Blue Chip Income and Growth Fund, and decreasing the annual rate to 0.320% on average daily net assets in excess of $13 billion for Bond Fund. During the six months ended June 30, 2018, CRMC voluntarily reduced the investment advisory services fees to a proposed rate of 0.500% on average daily net assets in excess of $1.5 billion for International Growth and Income Fund and a proposed rate of 0.450% on average daily net assets in excess of $600 million for Capital Income Builder. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the six months ended June 30, 2018, total investment advisory services fees waived by CRMC were $1,374,000.

The range of rates, net asset levels and the current annualized rates of average net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the period ended June 30,	For the period ended June 30,
	Beginning	Ending		In excess	2018,	2018,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.515%	.515%
Global Small Capitalization Fund	.800	.635	.6	5.0	.695	.695
Growth Fund	.500	.280	.6	34.0	.323	.323
International Fund	.690	.430	.5	21.0	.491	.491
New World Fund	.850	.580	.5	4.0	.697	.697
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.388	.388
Global Growth and Income Fund	.690	.480	.6	3.0	.591	.591
Growth-Income Fund	.500	.219	.6	34.0	.258	.258
International Growth and Income Fund	.690	.530	.5	1.0	.604	.604
Capital Income Builder	.500		all		.500	.498
Asset Allocation Fund	.500	.240	.6	21.0	.266	.266
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.362	.362
Global Bond Fund	.570	.450	1.0	3.0	.529	.529
High-Income Bond Fund	.500	.420	.6	2.0	.471	.471
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.338	.338
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized

American Funds Insurance Series	171

percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds’ share classes. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, each share class of each fund, except the managed risk funds, pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. For the managed risk funds, CRMC receives administrative services fees of 0.01% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for Managed Risk Growth Fund, Managed Risk International Fund and Managed Risk Growth-Income Fund. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the six months ended June 30, 2018, total expenses reimbursed by CRMC were $50,000.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$105
Class 1A	$—	$4	—	*
Class 2	5,025	Not applicable	201
Class 4	292	292	12
Total class-specific expenses	$5,317	$296	$318

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$83
Class 1A	$—	$1	—	*
Class 2	3,155	Not applicable	126
Class 4	171	171	7
Total class-specific expenses	$3,326	$172	$216

172	American Funds Insurance Series

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$415
Class 1A	$—	$6	—	*
Class 2	19,915	Not applicable	797
Class 3	194	Not applicable	11
Class 4	1,287	1,287	51
Total class-specific expenses	$21,396	$1,293	$1,274

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$254
Class 1A	$—	$4	—	*
Class 2	5,631	Not applicable	225
Class 3	27	Not applicable	2
Class 4	386	386	15
Total class-specific expenses	$6,044	$390	$496

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$102
Class 1A	$—	$2	—	*
Class 2	1,278	Not applicable	51
Class 4	568	568	23
Total class-specific expenses	$1,846	$570	$176

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$274
Class 1A	$—	$2	—	*
Class 2	4,259	Not applicable	170
Class 4	342	342	14
Total class-specific expenses	$4,601	$344	$458

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$25
Class 1A	$—	$1	—	*
Class 2	1,887	Not applicable	76
Class 4	109	108	4
Total class-specific expenses	$1,996	$109	$105

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$810
Class 1A	$—	$5	—	*
Class 2	17,386	Not applicable	695
Class 3	149	Not applicable	8
Class 4	1,091	1,091	44
Total class-specific expenses	$18,626	$1,096	$1,557

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$57
Class 1A	$—	$3	—	*
Class 2	342	Not applicable	14
Class 4	86	85	3
Total class-specific expenses	$428	$88	$74

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$14
Class 1A	$—	$2	—	*
Class 2	2	Not applicable	—	*
Class 4	426	426	17
Total class-specific expenses	$428	$428	$31

See end of tables for footnotes.

American Funds Insurance Series	173

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$834
Class 1A	$—	$7	—	*
Class 2	6,669	Not applicable	267
Class 3	33	Not applicable	2
Class 4	4,557	4,556	182
Total class-specific expenses	$11,259	$4,563	$1,285

Global Balanced Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$5
Class 1A	$—	$—	*	—	*
Class 2	263	Not applicable		11
Class 4	78	78		3
Total class-specific expenses	$341	$78		$19

Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$323
Class 1A	$—	$2	—	*
Class 2	4,765	Not applicable	191
Class 4	388	388	16
Total class-specific expenses	$5,153	$390	$530

Global Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$59
Class 1A	$—	$—	*	—	*
Class 2	1,441	Not applicable		57
Class 4	46	46		2
Total class-specific expenses	$1,487	$46		$118

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$31
Class 1A	$—	$1	—	*
Class 2	941	Not applicable	38
Class 3	11	Not applicable	1
Class 4	37	37	1
Total class-specific expenses	$989	$38	$71

Mortgage Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$13
Class 1A	$—	$—	*	—	*
Class 2	76	Not applicable		3
Class 4	17	18		1
Total class-specific expenses	$93	$18		$17

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2
Class 1A	$—	$—	—	*
Class 2	300	Not applicable	12
Class 3	4	Not applicable	—	*
Class 4	17	17	1
Total class-specific expenses	$321	$17	$15

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$76
Class 1A	$—	$1	—	*
Class 2	1,789	Not applicable	72
Class 3	9	Not applicable	1
Class 4	77	77	3
Total class-specific expenses	$1,875	$78	$152

174	American Funds Insurance Series

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2
Class P2	$375	375
Total class-specific expenses	$375	$377

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$—	*
Class P2	$194	194
Total class-specific expenses	$194	$194

Managed Risk Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$—	*
Class P2	$441	441
Total class-specific expenses	$441	$441

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$3
Class P2	$269	269
Total class-specific expenses	$269	$272

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2,104
Class P2	$3,455	3,455
Total class-specific expenses	$3,455	$5,559

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the

American Funds Insurance Series	175

selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$18		$2		$20
Global Small Capitalization Fund	12		1		13
Growth Fund	71		8		79
International Fund	28		3		31
New World Fund	10		1		11
Blue Chip Income and Growth Fund	26		3		29
Global Growth and Income Fund	6		1		7
Growth-Income Fund	87		10		97
International Growth and Income Fund	4		—	*	4
Capital Income Builder	2		—	*	2
Asset Allocation Fund	72		8		80
Global Balanced Fund	1		—	*	1
Bond Fund	30		3		33
Global Bond Fund	7		1		8
High-Income Bond Fund	4		1		5
Mortgage Fund	1		—	*	1
Ultra-Short Bond Fund	1		—	*	1
U.S. Government/AAA-Rated Securities Fund	9		1		10
Managed Risk Growth Fund	1		—	*	1
Managed Risk International Fund	—	*	—	*	—	*
Managed Risk Blue Chip Income and Growth Fund	1		—	*	1
Managed Risk Growth-Income Fund	1		—	*	1
Managed Risk Asset Allocation Fund	12		2		14

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sales transactions between each fund and related funds as of June 30, 2018 (dollars in thousands):

Fund	Purchases	Sales
Global Small Capitalization Fund	$816	$58,133
Growth Fund	195,155	86,011
Blue Chip Income and Growth Fund	45,791	156,443
Global Growth and Income Fund	5,892	22,571
International Growth and Income Fund	22,356	5,081

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the six months ended June 30, 2018.

176	American Funds Insurance Series

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$157,697	5,028	$146,054	4,811	$(106,207)	(3,374)	$197,544	6,465
Class 1A	2,843	90	294	10	(894)	(28)	2,243	72
Class 2	28,966	932	270,442	9,000	(274,246)	(8,738)	25,162	1,194
Class 4	48,013	1,543	17,185	575	(11,903)	(385)	53,295	1,733
Total net increase (decrease)	$237,519	7,593	$433,975	14,396	$(393,250)	(12,525)	$278,244	9,464

Year ended December 31, 2017
Class 1	$202,598	7,210	$72,128	2,554	$(331,323)	(11,655)	$(56,597)	(1,891)
Class 1A2	2,333	80	31	1	(125)	(4)	2,239	77
Class 2	55,435	2,042	139,728	5,015	(563,057)	(20,391)	(367,894)	(13,334)
Class 4	92,931	3,271	4,951	178	(11,055)	(400)	86,827	3,049
Total net increase (decrease)	$353,297	12,603	$216,838	7,748	$(905,560)	(32,450)	$(335,425)	(12,099)

Global Small Capitalization Fund

			Reinvestments of					Net increase
	Sales[1]		dividends and distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$56,600	2,152	$72,908	2,741		$(99,688)	(3,768)	$29,820	1,125
Class 1A	260	10	16	—	[3]	(104)	(4)	172	6
Class 2	11,815	463	111,459	4,310		(201,063)	(7,886)	(77,789)	(3,113)
Class 4	28,288	1,101	6,491	249		(8,271)	(323)	26,508	1,027
Total net increase (decrease)	$96,963	3,726	$190,874	7,300		$(309,126)	(11,981)	$(21,289)	(955)

Year ended December 31, 2017
Class 1	$128,448	5,651	$10,108	429		$(396,272)	(17,174)	$(257,716)	(11,094)
Class 1A2	169	8	1	—	[3]	— [3]	— [3]	170	8
Class 2	27,876	1,267	10,597	472		(343,593)	(15,314)	(305,120)	(13,575)
Class 4	73,197	3,126	270	12		(5,899)	(258)	67,568	2,880
Total net increase (decrease)	$229,690	10,052	$20,976	913		$(745,764)	(32,746)	$(495,098)	(21,781)

See end of tables for footnotes.

American Funds Insurance Series	177

Growth Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$199,125	2,439	$829,371	10,546	$(640,474)	(7,841)	$388,022	5,144
Class 1A	3,693	45	664	8	(121)	(1)	4,236	52
Class 2	118,407	1,459	1,583,621	20,295	(1,329,785)	(16,374)	372,243	5,380
Class 3	365	4	21,179	268	(15,163)	(184)	6,381	88
Class 4	121,617	1,511	108,914	1,413	(59,895)	(747)	170,636	2,177
Total net increase (decrease)	$443,207	5,458	$2,543,749	32,530	$(2,045,438)	(25,147)	$941,518	12,841

Year ended December 31, 2017
Class 1	$505,734	6,906	$786,807	11,094	$(1,258,545)	(16,930)	$33,996	1,070
Class 1A2	2,708	36	78	1	(94)	(1)	2,692	36
Class 2	206,092	2,819	1,520,175	21,621	(2,205,078)	(30,135)	(478,811)	(5,695)
Class 3	468	6	20,085	282	(21,851)	(295)	(1,298)	(7)
Class 4	407,312	5,509	58,020	832	(56,254)	(776)	409,078	5,565
Total net increase (decrease)	$1,122,314	15,276	$2,385,165	33,830	$(3,541,822)	(48,137)	$(34,343)	969

International Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$277,526	12,672	$247,566	11,607	$(240,266)	(10,845)	$284,826	13,434
Class 1A	2,769	125	209	10	(44)	(2)	2,934	133
Class 2	289,273	13,069	217,857	10,257	(272,427)	(12,390)	234,703	10,936
Class 3	505	23	1,441	67	(2,818)	(128)	(872)	(38)
Class 4	55,407	2,547	15,566	741	(22,899)	(1,053)	48,074	2,235
Total net increase (decrease)	$625,480	28,436	$482,639	22,682	$(538,454)	(24,418)	$569,665	26,700

Year ended December 31, 2017
Class 1	$760,186	38,348	$119,937	5,881	$(613,463)	(30,471)	$266,660	13,758
Class 1A2	1,638	80	20	1	(119)	(5)	1,539	76
Class 2	174,876	8,941	100,155	4,954	(605,647)	(30,845)	(330,616)	(16,950)
Class 3	274	13	726	36	(3,886)	(197)	(2,886)	(148)
Class 4	209,217	10,089	4,092	200	(14,987)	(752)	198,322	9,537
Total net increase (decrease)	$1,146,191	57,471	$224,930	11,072	$(1,238,102)	(62,270)	$133,019	6,273

178	American Funds Insurance Series

New World Fund

			Reinvestments of					Net increase
	Sales[1]		dividends and distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$101,755	3,978	$59,059	2,383		$(93,299)	(3,621)	$67,515	2,740
Class 1A	1,340	52	54	2		(65)	(2)	1,329	52
Class 2	37,024	1,459	28,693	1,170		(93,419)	(3,657)	(27,702)	(1,028)
Class 4	69,660	2,766	13,528	554		(16,579)	(661)	66,609	2,659
Total net increase (decrease)	$209,779	8,255	$101,334	4,109		$(203,362)	(7,941)	$107,751	4,423

Year ended December 31, 2017
Class 1	$280,518	12,105	$21,909	893		$(475,480)	(20,394)	$(173,053)	(7,396)
Class 1A2	629	27	6	—	[3]	(13)	(1)	622	26
Class 2	143,361	6,559	9,149	376		(254,737)	(11,445)	(102,227)	(4,510)
Class 4	127,556	5,560	3,016	124		(20,431)	(895)	110,141	4,789
Total net increase (decrease)	$552,064	24,251	$34,080	1,393		$(750,661)	(32,735)	$(164,517)	(7,091)

Blue Chip Income and Growth Fund

			Reinvestments of				Net increase
	Sales[1]		dividends and distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$116,868	7,990	$436,701	31,104	$(269,537)	(18,041)	$284,032	21,053
Class 1A	1,929	130	198	14	(21)	(1)	2,106	143
Class 2	15,822	1,089	271,938	19,606	(246,012)	(16,608)	41,748	4,087
Class 4	73,920	5,052	24,199	1,751	(15,694)	(1,074)	82,425	5,729
Total net increase (decrease)	$208,539	14,261	$733,036	52,475	$(531,264)	(35,724)	$410,311	31,012

Year ended December 31, 2017
Class 1	$458,480	32,688	$309,238	21,989	$(834,928)	(58,499)	$(67,210)	(3,822)
Class 1A2	593	42	17	1	(15)	(1)	595	42
Class 2	34,639	2,502	195,693	14,095	(439,009)	(31,376)	(208,677)	(14,779)
Class 4	129,429	9,259	10,522	756	(43,213)	(3,132)	96,738	6,883
Total net increase (decrease)	$623,141	44,491	$515,470	36,841	$(1,317,165)	(93,008)	$(178,554)	(11,676)

Global Growth and Income Fund

			Reinvestments of					Net increase
	Sales[1]		dividends and distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$56,678	3,563	$37,352	2,500		$(23,104)	(1,429)	$70,926	4,634
Class 1A	771	48	65	4		(5)	— [3]	831	52
Class 2	12,827	807	111,584	7,489		(109,172)	(6,787)	15,239	1,509
Class 4	24,335	1,546	7,147	486		(10,084)	(641)	21,398	1,391
Total net increase (decrease)	$94,611	5,964	$156,148	10,479		$(142,365)	(8,857)	$108,394	7,586

Year ended December 31, 2017
Class 1	$133,943	8,899	$16,607	1,095		$(345,498)	(23,190)	$(194,948)	(13,196)
Class 1A2	125	8	3	—	[3]	(3)	— [3]	125	8
Class 2	25,134	1,709	56,976	3,780		(236,596)	(16,119)	(154,486)	(10,630)
Class 4	63,660	4,175	1,883	123		(6,203)	(417)	59,340	3,881
Total net increase (decrease)	$222,862	14,791	$75,469	4,998		$(588,300)	(39,726)	$(289,969)	(19,937)

See end of tables for footnotes.

American Funds Insurance Series	179

Growth-Income Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$590,501	11,378	$1,155,345	22,846		$(741,189)	(14,160)	$1,004,657	20,064
Class 1A	3,710	71	379	8		(444)	(8)	3,645	71
Class 2	51,958	1,007	972,463	19,453		(1,047,271)	(20,309)	(22,850)	151
Class 3	160	3	11,352	224		(14,958)	(286)	(3,446)	(59)
Class 4	82,473	1,615	63,870	1,290		(47,499)	(929)	98,844	1,976
Total net increase (decrease)	$728,802	14,074	$2,203,409	43,821		$(1,851,361)	(35,692)	$1,080,850	22,203

Year ended December 31, 2017
Class 1	$1,521,886	32,100	$1,132,034	24,392		$(1,241,004)	(26,012)	$1,412,916	30,480
Class 1A2	2,070	43	40	1		(24)	(1)	2,086	43
Class 2	120,223	2,558	1,048,742	22,899		(1,761,342)	(37,375)	(592,377)	(11,918)
Class 3	473	10	12,561	271		(21,746)	(457)	(8,712)	(176)
Class 4	267,835	5,641	46,486	1,020		(56,983)	(1,217)	257,338	5,444
Total net increase (decrease)	$1,912,487	40,352	$2,239,863	48,583		$(3,081,099)	(65,062)	$1,071,251	23,873

International Growth and Income Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$80,670	4,546	$3,856	217		$(56,753)	(3,133)	$27,773	1,630
Class 1A	127	7	6	—	[3]	(341)	(19)	(208)	(12)
Class 2	6,981	395	800	45		(12,055)	(670)	(4,274)	(230)
Class 4	17,174	964	202	11		(5,169)	(284)	12,207	691
Total net increase (decrease)	$104,952	5,912	$4,864	273		$(74,318)	(4,106)	$35,498	2,079

Year ended December 31, 2017
Class 1	$186,307	11,140	$25,860	1,487		$(101,536)	(6,072)	$110,631	6,555
Class 1A2	2,100	121	14	1		(1)	— [3]	2,113	122
Class 2	8,391	510	5,714	329		(34,542)	(2,118)	(20,437)	(1,279)
Class 4	19,465	1,164	1,184	69		(3,332)	(202)	17,317	1,031
Total net increase (decrease)	$216,263	12,935	$32,772	1,886		$(139,411)	(8,392)	$109,624	6,429

Capital Income Builder

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$43,810	4,261	$4,987	492		$(3,291)	(324)	$45,506	4,429
Class 1A	2,335	232	24	2		(91)	(9)	2,268	225
Class 2	1,562	154	40	5		(55)	(6)	1,547	153
Class 4	36,533	3,584	5,355	529		(11,724)	(1,143)	30,164	2,970
Total net increase (decrease)	$84,240	8,231	$10,406	1,028		$(15,161)	(1,482)	$79,485	7,777

Year ended December 31, 2017
Class 1	$84,130	8,355	$6,303	622		$(9,923)	(984)	$80,510	7,993
Class 1A2	1,245	122	8	1		(365)	(36)	888	87
Class 2	1,371	136	23	2		(122)	(12)	1,272	126
Class 4	66,028	6,590	7,676	760		(19,222)	(1,922)	54,482	5,428
Total net increase (decrease)	$152,774	15,203	$14,010	1,385		$(29,632)	(2,954)	$137,152	13,634

180	American Funds Insurance Series

Asset Allocation Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$612,693	25,709	$787,533	33,902	$(442,520)	(18,563)	$957,706	41,048
Class 1A	2,591	109	309	14	(94)	(4)	2,806	119
Class 2	43,440	1,830	245,872	10,699	(342,228)	(14,515)	(52,916)	(1,986)
Class 3	649	27	1,657	71	(3,651)	(153)	(1,345)	(55)
Class 4	189,138	8,044	172,866	7,559	(65,523)	(2,794)	296,481	12,809
Total net increase (decrease)	$848,511	35,719	$1,208,237	52,245	$(854,016)	(36,029)	$1,202,732	51,935

Year ended December 31, 2017
Class 1	$1,929,702	84,102	$953,771	41,982	$(641,572)	(27,828)	$2,241,901	98,256
Class 1A2	4,261	184	121	5	(253)	(11)	4,129	178
Class 2	109,962	4,876	325,924	14,513	(579,020)	(25,433)	(143,134)	(6,044)
Class 3	1,400	61	2,246	99	(4,469)	(195)	(823)	(35)
Class 4	408,549	18,017	192,666	8,617	(159,354)	(7,104)	441,861	19,530
Total net increase (decrease)	$2,453,874	107,240	$1,474,728	65,216	$(1,384,668)	(60,571)	$2,543,934	111,885

Global Balanced Fund

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$18,368	1,414	$—	—	$(92)	(7)	$18,276	1,407
Class 1A	1,259	98	—	—	(12)	(1)	1,247	97
Class 2	9,081	699	—	—	(10,784)	(834)	(1,703)	(135)
Class 4	20,501	1,596	—	—	(1,950)	(152)	18,551	1,444
Total net increase (decrease)	$49,209	3,807	$—	—	$(12,838)	(994)	$36,371	2,813

Year ended December 31, 2017
Class 1	$22,241	1,783	$3,607	285	$(6,039)	(501)	$19,809	1,567
Class 1A2	244	19	9	1	— [3]	— [3]	253	20
Class 2	16,382	1,346	7,928	628	(20,169)	(1,671)	4,141	303
Class 4	39,763	3,218	1,778	142	(2,261)	(182)	39,280	3,178
Total net increase (decrease)	$78,630	6,366	$13,322	1,056	$(28,469)	(2,354)	$63,483	5,068

See end of tables for footnotes.

American Funds Insurance Series	181

Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$401,752	37,558	$36,339		3,455		$(188,956)	(17,777)	$249,135	23,236
Class 1A	1,752	166	13		1		(277)	(26)	1,488	141
Class 2	66,414	6,309	19,752		1,901		(198,670)	(18,939)	(112,504)	(10,729)
Class 4	61,774	5,896	1,638		158		(21,041)	(2,011)	42,371	4,043
Total net increase (decrease)	$531,692	49,929	$57,742		5,515		$(408,944)	(38,753)	$180,490	16,691

Year ended December 31, 2017
Class 1	$967,669	88,718	$235,240		21,678		$(1,624,503)	(147,887)	$(421,594)	(37,491)
Class 1A2	1,338	122	21		2		(272)	(25)	1,087	99
Class 2	138,965	12,898	134,455		12,545		(273,010)	(25,301)	410	142
Class 4	212,848	19,725	6,398		597		(22,490)	(2,080)	196,756	18,242
Total net increase (decrease)	$1,320,820	121,463	$376,114		34,822		$(1,920,275)	(175,293)	$(223,341)	(19,008)

Global Bond Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$105,872	8,842	$6,171		531		$(286,991)	(23,775)	$(174,948)	(14,402)
Class 1A	244	21	2		—	[3]	(1)	— [3]	245	21
Class 2	30,320	2,560	5,986		519		(58,828)	(4,961)	(22,522)	(1,882)
Class 4	22,690	1,921	200		17		(12,914)	(1,104)	9,976	834
Total net increase (decrease)	$159,126	13,344	$12,359		1,067		$(358,734)	(29,840)	$(187,249)	(15,429)

Year ended December 31, 2017
Class 1	$177,200	15,155	$14,284		1,210		$(100,697)	(8,588)	$90,787	7,777
Class 1A2	74	6	—	[3]	—	[3]	— [3]	— [3]	74	6
Class 2	45,841	3,978	11,132		952		(79,734)	(6,868)	(22,761)	(1,938)
Class 4	20,651	1,777	197		17		(2,949)	(255)	17,899	1,539
Total net increase (decrease)	$243,766	20,916	$25,613		2,179		$(183,380)	(15,711)	$85,999	7,384

High-Income Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$13,009	1,273	$6,576		648		$(36,324)	(3,570)	$(16,739)	(1,649)
Class 1A	232	23	6		1		(18)	(2)	220	22
Class 2	9,674	962	7,724		773		(50,387)	(5,030)	(32,989)	(3,295)
Class 3	1,314	128	125		12		(1,462)	(143)	(23)	(3)
Class 4	31,294	2,892	284		26		(31,825)	(2,954)	(247)	(36)
Total net increase (decrease)	$55,523	5,278	$14,715		1,460		$(120,016)	(11,699)	$(49,778)	(4,961)

Year ended December 31, 2017
Class 1	$43,584	4,162	$43,816		4,273		$(422,269)	(39,685)	$(334,869)	(31,250)
Class 1A2	400	39	12		1		(7)	(1)	405	39
Class 2	15,931	1,540	51,640		5,121		(92,969)	(8,946)	(25,398)	(2,285)
Class 3	397	38	805		78		(1,921)	(181)	(719)	(65)
Class 4	84,996	7,657	1,981		182		(72,820)	(6,577)	14,157	1,262
Total net increase (decrease)	$145,308	13,436	$98,254		9,655		$(589,986)	(55,390)	$(346,424)	(32,299)

182	American Funds Insurance Series

Mortgage Fund

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$14,936	1,450	$802		78		$(14,807)	(1,436)	$931	92
Class 1A	511	50	2		—	[3]	(7)	(1)	506	49
Class 2	3,458	336	169		17		(4,948)	(481)	(1,321)	(128)
Class 4	4,718	461	40		4		(1,075)	(105)	3,683	360
Total net increase (decrease)	$23,623	2,297	$1,013		99		$(20,837)	(2,023)	$3,799	373

Year ended December 31, 2017
Class 1	$52,151	4,904	$5,982		566		$(59,926)	(5,621)	$(1,793)	(151)
Class 1A2	109	10	2		—	[3]	(6)	— [3]	105	10
Class 2	7,132	672	1,287		122		(8,011)	(755)	408	39
Class 4	8,522	808	204		20		(4,876)	(462)	3,850	366
Total net increase (decrease)	$67,914	6,394	$7,475		708		$(72,819)	(6,838)	$2,570	264

Ultra-Short Bond Fund

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$12,473	1,102	$71		6		$(13,689)	(1,208)	$(1,145)	(100)
Class 1A	—	—	—	[3]	—	[3]	—	—	— [3]	— [3]
Class 2	48,032	4,355	388		35		(60,466)	(5,482)	(12,046)	(1,092)
Class 3	2,044	183	8		1		(1,759)	(158)	293	26
Class 4	7,902	708	16		1		(9,239)	(828)	(1,321)	(119)
Total net increase (decrease)	$70,451	6,348	$483		43		$(85,153)	(7,676)	$(14,219)	(1,285)

Year ended December 31, 2017
Class 1	$14,832	1,312	$184		16		$(15,478)	(1,371)	$(462)	(43)
Class 1A2	10	1	—	[3]	—	[3]	—	—	10	1
Class 2	62,145	5,646	697		63		(111,628)	(10,146)	(48,786)	(4,437)
Class 3	1,448	130	15		2		(1,233)	(111)	230	21
Class 4	16,767	1,507	10		1		(14,407)	(1,294)	2,370	214
Total net increase (decrease)	$95,202	8,596	$906		82		$(142,746)	(12,922)	$(46,638)	(4,244)

See end of tables for footnotes.

American Funds Insurance Series	183

U.S. Government/AAA-Rated Securities Fund

	Sales[1]		Reinvestments of dividends			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 1	$48,631	4,074	$4,973	420		$(62,263)	(5,234)	$(8,659)	(740)
Class 1A	847	72	3	—	[3]	(13)	(1)	837	71
Class 2	33,424	2,831	4,111	351		(75,644)	(6,435)	(38,109)	(3,253)
Class 3	229	19	27	2		(1,413)	(118)	(1,157)	(97)
Class 4	14,905	1,266	168	14		(9,335)	(789)	5,738	491
Total net increase (decrease)	$98,036	8,262	$9,282	787		$(148,668)	(12,577)	$(41,350)	(3,528)

Year ended December 31, 2017
Class 1	$291,253	23,702	$23,401	1,927		$(226,514)	(18,425)	$88,140	7,204
Class 1A2	1,016	83	2	—	[3]	(714)	(58)	304	25
Class 2	49,410	4,091	19,498	1,621		(103,407)	(8,550)	(34,499)	(2,838)
Class 3	1,050	86	141	12		(1,501)	(123)	(310)	(25)
Class 4	27,872	2,299	663	55		(23,884)	(1,976)	4,651	378
Total net increase (decrease)	$370,601	30,261	$43,705	3,615		$(356,020)	(29,132)	$58,286	4,744

Managed Risk Growth Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class P1	$488	36	$149	11		$(143)	(10)	$494	37
Class P2	31,070	2,304	21,792	1,658		(12,259)	(908)	40,603	3,054
Total net increase (decrease)	$31,558	2,340	$21,941	1,669		$(12,402)	(918)	$41,097	3,091

Year ended December 31, 2017
Class P1	$836	70	$29	2		$(230)	(19)	$635	53
Class P2	46,748	3,893	4,847	408		(16,010)	(1,330)	35,585	2,971
Total net increase (decrease)	$47,584	3,963	$4,876	410		$(16,240)	(1,349)	$36,220	3,024

Managed Risk International Fund

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class P1	$108	9	$4	1		$(15)	(1)	$97	9
Class P2	17,395	1,541	2,066	186		(9,493)	(846)	9,968	881
Total net increase (decrease)	$17,503	1,550	$2,070	187		$(9,508)	(847)	$10,065	890

Year ended December 31, 2017
Class P1	$130	14	$2	—	[3]	$(166)	(17)	$(34)	(3)
Class P2	30,462	3,002	2,301	230		(9,880)	(967)	22,883	2,265
Total net increase (decrease)	$30,592	3,016	$2,303	230		$(10,046)	(984)	$22,849	2,262

184	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class P1	$1	—	[3]	$10	1	$(2)	(1)	$9	—	[3]
Class P2	11,697	927		17,795	1,461	(20,135)	(1,570)	9,357	818
Total net increase (decrease)	$11,698	927		$17,805	1,462	$(20,137)	(1,571)	$9,366	818

Year ended December 31, 2017
Class P1	$59	5		$7	1	$(136)	(11)	$(70)	(5)
Class P2	83,072	6,949		10,722	898	(56,067)	(4,624)	37,727	3,223
Total net increase (decrease)	$83,131	6,954		$10,729	899	$(56,203)	(4,635)	$37,657	3,218

Managed Risk Growth-Income Fund

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class P1	$356	28		$156	12	$(96)	(7)	$416	33
Class P2	21,581	1,687		11,957	957	(10,290)	(805)	23,248	1,839
Total net increase (decrease)	$21,937	1,715		$12,113	969	$(10,386)	(812)	$23,664	1,872

Year ended December 31, 2017
Class P1	$1,093	92		$92	8	$(154)	(13)	$1,031	87
Class P2	27,997	2,382		9,501	835	(15,095)	(1,278)	22,403	1,939
Total net increase (decrease)	$29,090	2,474		$9,593	843	$(15,249)	(1,291)	$23,434	2,026

Managed Risk Asset Allocation Fund

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class P1	$82,974	6,113		$90,211	6,907	$(17,450)	(1,325)	$155,735	11,695
Class P2	69,408	5,116		137,432	10,539	(114,199)	(8,450)	92,641	7,205
Total net increase (decrease)	$152,382	11,229		$227,643	17,446	$(131,649)	(9,775)	$248,376	18,900

Year ended December 31, 2017
Class P1	$264,545	20,631		$25,264	1,986	$(25,397)	(1,973)	$264,412	20,644
Class P2	253,137	19,936		45,200	3,559	(153,999)	(11,957)	144,338	11,538
Total net increase (decrease)	$517,682	40,567		$70,464	5,545	$(179,396)	(13,930)	$408,750	32,182

[1]	Includes exchanges between share classes of the fund.
[2]	Class 1A shares began investment operations on January 6, 2017.
[3]	Amount less than one thousand.

American Funds Insurance Series	185

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the six months ended June 30, 2018 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$632,954	$633,882	$2,695,351	$1,736,664	$627,614	$2,542,362
Sales of investment securities*	1,134,660	938,437	3,693,631	1,463,805	872,281	2,763,401
Non-U.S. taxes paid on interest income	—	—	—	—	31	—
Non-U.S. taxes paid on realized gains	—	—	—	—	65	—
Non-U.S. taxes provided on unrealized gains	5,261	1,944	—	607	16,668	—
Dividend income from affiliated issuers	—	401	—	—	—	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$285,460	$4,983,498	$312,576	$305,388	$8,882,433	$126,528
Sales of investment securities*	368,636	6,744,355	278,908	251,736	9,443,218	88,547
Non-U.S. taxes (refunded) paid on interest income	—	—	(8)	—	—	9
Non-U.S. taxes paid on realized gains	3	—	6	—	—	1
Non-U.S. taxes provided on unrealized gains	1,757	213	23	—	108	140
Dividend income from affiliated issuers	—	—	—	—	222	—
Interest income from affiliated issuers	—	—	—	—	1,050	—

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$24,186,976	$1,365,571	$455,950	$1,486,176	$—	$6,391,688
Sales of investment securities*	23,885,296	1,446,097	449,971	1,461,510	—	6,205,133
Non-U.S. taxes paid on interest income	33	221	—	—	—	—
Non-U.S. taxes (refunded) paid on realized gains	(196)	403	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	188	5	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$52,581	$22,449	$32,125	$32,821	$275,727
Sales of investment securities*	15,035	8,607	24,901	8,814	54,784
Dividend income from affiliated issuers	575	389	1,376	638	15,338

*  Excludes short-term securities and U.S. government obligations, if any.

11. Ownership concentration

At June 30, 2018, American Funds Insurance Series - Managed Risk Growth and Income Portfolio, American Funds Insurance Series -Managed Risk Global Allocation Portfolio and Managed Risk Asset Allocation Fund held 36%, 18% and 16% of the outstanding shares of Capital Income Builder, Global Balanced Fund and Asset Allocation Fund, respectively.

186	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
6/30/18[2,3]	$30.51	$.22	$.82	$1.04	$(.04)	$(2.13)	$(2.17)	$29.38	3.18%[4]		$2,125		.54%[5]		1.38%[5]
12/31/17	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80		2,010		.55		.94
12/31/16	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87		1,630		.56		1.00
12/31/15	27.48	.25	1.80	2.05	(.35)	(2.79)	(3.14)	26.39	7.24		1,626		.55		.90
12/31/14	30.11	.31 [6]	.40	.71	(.40)	(2.94)	(3.34)	27.48	2.52		1,558		.55		1.08	[6]
12/31/13	23.58	.31	6.62	6.93	(.40)	—	(.40)	30.11	29.51		1,508		.55		1.17
Class 1A:
6/30/18[2,3]	30.46	.20	.80	1.00	(.03)	(2.13)	(2.16)	29.30	3.07	[4]	4		.79	[5]	1.30	[5]
12/31/17[2,7]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13	[4]	2		.80	[5]	.39	[5]
Class 2:
6/30/18[2,3]	30.24	.17	.82	.99	(.03)	(2.13)	(2.16)	29.07	3.03	[4]	3,893		.79	[5]	1.11	[5]
12/31/17	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47		4,012		.80		.69
12/31/16	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62		3,483		.81		.76
12/31/15	27.30	.18	1.78	1.96	(.28)	(2.79)	(3.07)	26.19	6.94		3,817		.80		.66
12/31/14	29.92	.24 [6]	.41	.65	(.33)	(2.94)	(3.27)	27.30	2.31		3,992		.80		.85	[6]
12/31/13	23.44	.24	6.58	6.82	(.34)	—	(.34)	29.92	29.18		4,379		.80		.91
Class 4:
6/30/18[2,3]	30.13	.14	.81	.95	(.02)	(2.13)	(2.15)	28.93	2.92	[4]	253		1.04	[5]	.91	[5]
12/31/17	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11		211		1.05		.37
12/31/16	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37		94		1.06		.50
12/31/15	27.34	.09	1.81	1.90	(.29)	(2.79)	(3.08)	26.16	6.69		91		1.05		.34
12/31/14	30.07	.07 [6]	.50	.57	(.36)	(2.94)	(3.30)	27.34	2.01		19		1.05		.26	[6]
12/31/13	23.58	.13	6.77	6.90	(.41)	—	(.41)	30.07	29.36		1		1.06		.43

Global Small Capitalization Fund

Class 1:
6/30/18[2,3]	$25.38	$.07	$1.15	$1.22	$(.02)	$(1.14)	$(1.16)	$25.44	4.58%[4]		$1,671		.73%[5]		.52%[5]
12/31/17	20.24	.12	5.17	5.29	(.15)	—	(.15)	25.38	26.22		1,639		.73		.54
12/31/16	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35		1,532		.74		.57
12/31/15	26.09	.04	.36	.40	—	(2.08)	(2.08)	24.41	.50		1,706		.73		.15
12/31/14	25.69	.09	.52	.61	(.09)	(.12)	(.21)	26.09	2.36		1,411		.74		.34
12/31/13	20.16	.04	5.70	5.74	(.21)	—	(.21)	25.69	28.60		1,241		.74		.17
Class 1A:
6/30/18[2,3]	25.36	.05	1.14	1.19	(.02)	(1.14)	(1.16)	25.39	4.49	[4]	—	[8]	.97	[5]	.41	[5]
12/31/17[2,7]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19	[4]	—	[8]	.96	[5]	.35	[5]
Class 2:
6/30/18[2,3]	24.72	.03	1.12	1.15	(.01)	(1.14)	(1.15)	24.72	4.46	[4]	2,474		.98	[5]	.27	[5]
12/31/17	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89		2,551		.98		.27
12/31/16	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10		2,303		.99		.31
12/31/15	25.64	(.03)	.37	.34	—	(2.08)	(2.08)	23.90	.27		2,492		.98		(.10)
12/31/14	25.25	.03	.51	.54	(.03)	(.12)	(.15)	25.64	2.12		2,738		.99		.10
12/31/13	19.86	(.01)	5.60	5.59	(.20)	—	(.20)	25.25	28.28		2,955		.99		(.05)
Class 4:
6/30/18[2,3]	24.91	.01	1.12	1.13	(.01)	(1.14)	(1.15)	24.89	4.33	[4]	151		1.23	[5]	.05	[5]
12/31/17	19.91	— [9]	5.09	5.09	(.09)	—	(.09)	24.91	25.62		125		1.23		—	[10]
12/31/16	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85		42		1.24		.03
12/31/15	25.92	(.10)	.37	.27	—	(2.08)	(2.08)	24.11	(.02)		34		1.23		(.37)
12/31/14	25.57	(.05)	.54	.49	(.02)	(.12)	(.14)	25.92	1.88		12		1.24		(.17)
12/31/13	20.16	(.12)	5.74	5.62	(.21)	—	(.21)	25.57	28.01		4		1.24		(.50)

See end of tables for footnotes.

American Funds Insurance Series	187

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
6/30/18[2,3]	$77.85	$.35		$7.53	$7.88	$(.12)	$(8.24)	$(8.36)	$77.37	9.95%[4]		$8,449	.34%[5]		.86%[5]
12/31/17	67.29	.55		17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62		8,100	.35		.75
12/31/16	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77		6,931	.35		1.03
12/31/15	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12		6,796	.35		.87
12/31/14	78.54	.88	[6]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78		7,118	.35		1.12	[6]
12/31/13	60.90	.64		17.84	18.48	(.84)	—	(.84)	78.54	30.43		7,003	.35		.93
Class 1A:
6/30/18[2,3]	77.74	.28		7.49	7.77	(.11)	(8.24)	(8.35)	77.16	9.81	[4]	7	.59	[5]	.69	[5]
12/31/17[2,7]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47	[4]	3	.59	[5]	.47	[5]
Class 2:
6/30/18[2,3]	77.35	.24		7.50	7.74	(.09)	(8.24)	(8.33)	76.76	9.83	[4]	16,009	.59	[5]	.60	[5]
12/31/17	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28		15,716	.60		.50
12/31/16	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49		13,978	.60		.78
12/31/15	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86		14,414	.60		.62
12/31/14	77.94	.68	[6]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51		15,413	.60		.87	[6]
12/31/13	60.45	.47		17.68	18.15	(.66)	—	(.66)	77.94	30.11		16,334	.60		.68
Class 3:
6/30/18[2,3]	78.32	.28		7.58	7.86	(.10)	(8.24)	(8.34)	77.84	9.86	[4]	217	.52	[5]	.67	[5]
12/31/17	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39		212	.53		.57
12/31/16	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56		183	.53		.85
12/31/15	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92		194	.53		.69
12/31/14	78.62	.74	[6]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58		208	.53		.94	[6]
12/31/13	60.97	.52		17.84	18.36	(.71)	—	(.71)	78.62	30.20		216	.53		.75
Class 4:
6/30/18[2,3]	76.56	.15		7.40	7.55	(.07)	(8.24)	(8.31)	75.80	9.68	[4]	1,110	.84	[5]	.36	[5]
12/31/17	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99		954	.85		.25
12/31/16	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22		458	.85		.53
12/31/15	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59		394	.85		.42
12/31/14	78.32	.37	[6]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25		24	.85		.47	[6]
12/31/13	60.90	.29		17.90	18.19	(.77)	—	(.77)	78.32	29.96		5	.85		.40

188	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Fund

Class 1:
6/30/18[2,3]	$21.71	$.24	$(.21)	$.03	$(.05)	$(1.02)	$(1.07)	$20.67	(.02)%[4]	$5,052	.52%[5]		2.20%[5]
12/31/17	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/16	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/15	20.35	.29	(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
12/31/14	21.22	.30	(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282	.54		1.43
12/31/13	17.68	.27	3.59	3.86	(.32)	—	(.32)	21.22	21.91	3,324	.54		1.41
Class 1A:
6/30/18[2,3]	21.67	.24	(.23)	.01	(.05)	(1.02)	(1.07)	20.61	(.13) [4]	4	.77	[5]	2.17	[5]
12/31/17[2,7]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [4]	2	.77	[5]	.43	[5]
Class 2:
6/30/18[2,3]	21.63	.21	(.21)	— [9]	(.04)	(1.02)	(1.06)	20.57	(.16) [4]	4,432	.77	[5]	1.96	[5]
12/31/17	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/16	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/15	20.29	.24	(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
12/31/14	21.15	.25	(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374	.79		1.19
12/31/13	17.62	.22	3.58	3.80	(.27)	—	(.27)	21.15	21.64	5,916	.79		1.15
Class 3:
6/30/18[2,3]	21.75	.22	(.21)	.01	(.04)	(1.02)	(1.06)	20.70	(.10) [4]	29	.70	[5]	2.02	[5]
12/31/17	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/16	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/15	20.38	.25	(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
12/31/14	21.24	.27	(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38	.72		1.28
12/31/13	17.70	.23	3.59	3.82	(.28)	—	(.28)	21.24	21.67	46	.72		1.22
Class 4:
6/30/18[2,3]	21.42	.18	(.20)	(.02)	(.04)	(1.02)	(1.06)	20.34	(.28) [4]	320	1.02	[5]	1.71	[5]
12/31/17	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/16	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/15	20.23	.17	(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/14	21.16	.07	(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04		.31
12/31/13	17.68	(.01)	3.79	3.78	(.30)	—	(.30)	21.16	21.48	2	1.04		(.07)

See end of tables for footnotes.

American Funds Insurance Series	189

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
6/30/18[2,3]	$25.30	$.16		$(1.11)	$(.95)	$(.06)	$(.67)	$(.73)	$23.62	(3.89)%[4]	$1,978		.75%[5]		1.27%[5]
12/31/17	19.72	.26		5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050		.77		1.14
12/31/16	18.87	.24		.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743		.78		1.25
12/31/15	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562		.79		.92
12/31/14	25.08	.29	[6]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433		.78		1.23	[6]
12/31/13	22.93	.34		2.31	2.65	(.39)	(.11)	(.50)	25.08	11.66	1,388		.78		1.45
Class 1A:
6/30/18[2,3]	25.25	.16		(1.13)	(.97)	(.06)	(.67)	(.73)	23.55	(3.99)[4]	2		1.00	[5]	1.24	[5]
12/31/17[2,7]	20.14	.13		5.24	5.37	(.26)	—	(.26)	25.25	26.72 [4]	1		1.00	[5]	.53	[5]
Class 2:
6/30/18[2,3]	25.07	.13		(1.10)	(.97)	(.05)	(.67)	(.72)	23.38	(4.01)[4]	960		1.00	[5]	1.00	[5]
12/31/17	19.54	.20		5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055		1.02		.89
12/31/16	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911		1.03		1.00
12/31/15	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961		1.04		.68
12/31/14	24.88	.24	[6]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084		1.03		1.01	[6]
12/31/13	22.75	.28		2.29	2.57	(.33)	(.11)	(.44)	24.88	11.38	1,307		1.03		1.22
Class 4:
6/30/18[2,3]	24.99	.10		(1.09)	(.99)	(.05)	(.67)	(.72)	23.28	(4.13)[4]	460		1.25	[5]	.79	[5]
12/31/17	19.51	.14		5.52	5.66	(.18)	—	(.18)	24.99	29.06	427		1.27		.61
12/31/16	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240		1.28		.75
12/31/15	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171		1.29		.39
12/31/14	24.99	.09	[6]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64		1.28		.40	[6]
12/31/13	22.93	.14		2.41	2.55	(.38)	(.11)	(.49)	24.99	11.20	8		1.29		.56

Blue Chip Income and Growth Fund

Class 1:
6/30/18[2,3]	$14.96	$.17		$(.09)	$.08	$(.06)	$(1.14)	$(1.20)	$13.84	.47%[4]	$5,453		.41%[5]		2.30%[5]
12/31/17	13.53	.32		1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/16	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
12/31/15	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638		.41		2.23
12/31/14	13.12	.46	[6]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542		.42		3.31	[6]
12/31/13	10.05	.27		3.06	3.33	(.26)	—	(.26)	13.12	33.26	2,814		.42		2.27
Class 1A:
6/30/18[2,3]	14.94	.15		(.09)	.06	(.06)	(1.14)	(1.20)	13.80	.32 [4]	2		.66	[5]	2.05	[5]
12/31/17[2,7]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [4]	1		.65	[5]	2.01	[5]
Class 2:
6/30/18[2,3]	14.80	.15		(.09)	.06	(.06)	(1.14)	(1.20)	13.66	.29 [4]	3,335		.66	[5]	2.05	[5]
12/31/17	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/16	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
12/31/15	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228		.66		1.97
12/31/14	13.02	.44	[6]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722		.67		3.14	[6]
12/31/13	9.97	.23		3.05	3.28	(.23)	—	(.23)	13.02	33.00	3,755		.67		2.03
Class 4:
6/30/18[2,3]	14.77	.13		(.10)	.03	(.05)	(1.14)	(1.19)	13.61	.14 [4]	306		.91	[5]	1.80	[5]
12/31/17	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/16	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81
12/31/15	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32		.91		1.75
12/31/14	13.12	.34	[6]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9		.92		2.33	[6]
12/31/13	10.05	.18		3.15	3.33	(.26)	—	(.26)	13.12	33.27	—	[8]	.86		1.39

190	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
6/30/18[2,3]	$15.81	$.19		$(.28)	$(.09)	$(.04)	$(1.18)	$(1.22)	$14.50	(.79)%[4]	$512		.62%[5]		2.44%[5]
12/31/17	13.02	.35		3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/16	12.35	.28		.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18
12/31/15	12.78	.36		(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.79
12/31/14	12.53	.43	[6]	.31	.74	(.49)	—	(.49)	12.78	6.00	200		.63		3.34	[6]
12/31/13	10.56	.39		2.00	2.39	(.42)	—	(.42)	12.53	22.81	206		.62		3.35
Class 1A:
6/30/18[2,3]	15.81	.21		(.33)	(.12)	(.04)	(1.18)	(1.22)	14.47	(.99)[4]	1		.87	[5]	2.71	[5]
12/31/17[2,7]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [4]	—	[8]	.84	[5]	1.20	[5]
Class 2:
6/30/18[2,3]	15.78	.17		(.27)	(.10)	(.04)	(1.18)	(1.22)	14.46	(.90)[4]	1,430		.87	[5]	2.16	[5]
12/31/17	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/16	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
12/31/15	12.75	.22		(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.73
12/31/14	12.51	.41	[6]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[6]
12/31/13	10.54	.36		2.00	2.36	(.39)	—	(.39)	12.51	22.54	1,822		.87		3.09
Class 4:
6/30/18[2,3]	15.60	.15		(.29)	(.14)	(.03)	(1.18)	(1.21)	14.25	(1.12)[4]	92		1.12	[5]	1.97	[5]
12/31/17	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/16	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/15	12.71	.17		(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/14	12.50	.30	[6]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[6]
12/31/13	10.55	.28		2.09	2.37	(.42)	—	(.42)	12.50	22.60	1		1.12		2.27

See end of tables for footnotes.

American Funds Insurance Series	191

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
6/30/18[2,3]	$50.22	$.42	$2.94	$3.36	$(.14)	$(3.58)	$(3.72)	$49.86	6.58%[4]		$16,653	.28%[5]		1.63%[5]
12/31/17	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68		15,765	.28		1.69
12/31/16	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80		12,588	.29		1.79
12/31/15	52.76	.79	.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72		10,747	.29		1.59
12/31/14	50.72	.81	4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91		10,812	.29		1.56
12/31/13	38.48	.66	12.31	12.97	(.73)	—	(.73)	50.72	33.82		9,857	.29		1.49
Class 1A:
6/30/18[2,3]	50.15	.37	2.93	3.30	(.14)	(3.58)	(3.72)	49.73	6.46	[4]	6	.53	[5]	1.42	[5]
12/31/17[2,7]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83	[4]	2	.52	[5]	1.41	[5]
Class 2:
6/30/18[2,3]	49.71	.35	2.92	3.27	(.12)	(3.58)	(3.70)	49.28	6.44	[4]	13,816	.53	[5]	1.38	[5]
12/31/17	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38		13,930	.53		1.45
12/31/16	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51		12,854	.54		1.54
12/31/15	52.41	.66	.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45		12,895	.54		1.34
12/31/14	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63		14,337	.54		1.31
12/31/13	38.24	.55	12.23	12.78	(.62)	—	(.62)	50.40	33.50		14,980	.54		1.25
Class 3:
6/30/18[2,3]	50.29	.38	2.95	3.33	(.13)	(3.58)	(3.71)	49.91	6.50	[4]	163	.46	[5]	1.45	[5]
12/31/17	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47		168	.46		1.52
12/31/16	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59		156	.47		1.61
12/31/15	52.82	.70	.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53		161	.47		1.41
12/31/14	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71		185	.47		1.38
12/31/13	38.52	.58	12.32	12.90	(.65)	—	(.65)	50.77	33.58		193	.47		1.32
Class 4:
6/30/18[2,3]	49.31	.29	2.88	3.17	(.10)	(3.58)	(3.68)	48.80	6.33	[4]	915	.78	[5]	1.14	[5]
12/31/17	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08		827	.78		1.19
12/31/16	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25		495	.79		1.29
12/31/15	52.39	.58	.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21		410	.79		1.25
12/31/14	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34		30	.79		1.11
12/31/13	38.47	.45	12.33	12.78	(.69)	—	(.69)	50.56	33.32		3	.79		.96

192	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
6/30/18[2,3]	$17.72	$.30		$(.63)	$(.33)	$(.06)	$—	$(.06)	$17.33	(1.87)%[4]	$1,124		.65%[5]		3.42%[5]
12/31/17	14.48	.46		3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121		.66		2.75
12/31/16	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820		.68		2.93
12/31/15	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707		.68		2.60
12/31/14	17.48	.58	[6]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740		.68		3.32	[6]
12/31/13	15.29	.44		2.50	2.94	(.47)	(.28)	(.75)	17.48	19.39	696		.69		2.63
Class 1A:
6/30/18[2,3]	17.70	.28		(.63)	(.35)	(.06)	—	(.06)	17.29	(2.00)[4]	2		.90	[5]	3.09	[5]
12/31/17[2,7]	14.69	.34		3.08	3.42	(.41)	—	(.41)	17.70	23.36 [4]	2		.91	[5]	1.99	[5]
Class 2:
6/30/18[2,3]	17.66	.28		(.63)	(.35)	(.05)	—	(.05)	17.26	(1.98)[4]	266		.90	[5]	3.15	[5]
12/31/17	14.43	.43		3.17	3.60	(.37)	—	(.37)	17.66	25.03	276		.91		2.60
12/31/16	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244		.93		2.72
12/31/15	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254		.93		2.32
12/31/14	17.43	.56	[6]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248		.93		3.21	[6]
12/31/13	15.25	.38		2.51	2.89	(.43)	(.28)	(.71)	17.43	19.09	257		.94		2.28
Class 4:
6/30/18[2,3]	17.58	.26		(.63)	(.37)	(.05)	—	(.05)	17.16	(2.12)[4]	74		1.15	[5]	2.98	[5]
12/31/17	14.38	.37		3.18	3.55	(.35)	—	(.35)	17.58	24.72	63		1.16		2.24
12/31/16	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37		1.18		2.43
12/31/15	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32		1.18		2.02
12/31/14	17.45	.26	[6]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20		1.18		1.52	[6]
12/31/13	15.29	.03		2.87	2.90	(.46)	(.28)	(.74)	17.45	19.16	1		1.19		.18

Capital Income Builder

Class 1:
6/30/18[2,3]	$10.40	$.17		$(.39)	$(.22)	$(.16)	$(.02)	$(.18)	$10.00	(2.11)%[4]	$288		.53%[5]		3.45%[5]
12/31/17	9.46	.32		.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		3.21
12/31/16	9.40	.32		.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		3.39
12/31/15	9.81	.28		(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		2.88
12/31/14[2,11]	10.00	.19		(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [4]	20		.56	[5]	2.87	[5]
Class 1A:
6/30/18[2,3]	10.39	.17		(.40)	(.23)	(.15)	(.02)	(.17)	9.99	(2.23)[4]	3		.78	[5]	3.43	[5]
12/31/17[2,7]	9.57	.27		.84	1.11	(.29)	—	(.29)	10.39	11.72 [4]	1		.79	[5]	2.63	[5]
Class 2:
6/30/18[2,3]	10.40	.17		(.41)	(.24)	(.15)	(.02)	(.17)	9.99	(2.32)[4]	3		.78	[5]	3.38	[5]
12/31/17	9.46	.29		.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		2.82
12/31/16	9.40	.27		.11	.38	(.32)	—	(.32)	9.46	4.08	—	[8]	.80		2.82
12/31/15	9.81	.31		(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[12]	—	[8]	.46	[12]	3.12	[12]
12/31/14[2,11]	10.00	.20		(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [4,12]	—	[8]	.47	[5,12]	2.94	[5,12]
Class 4:
6/30/18[2,3]	10.38	.15		(.40)	(.25)	(.13)	(.02)	(.15)	9.98	(2.36)[4]	355		1.03	[5]	2.92	[5]
12/31/17	9.45	.27		.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		2.72
12/31/16	9.38	.27		.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		2.88
12/31/15	9.80	.25		(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		2.55
12/31/14[2,11]	10.00	.14		(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[4]	55		1.06	[5]	2.08	[5]

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
6/30/18[2,3]	$23.71	$.25	$.04	$.29	$(.09)	$(1.03)	$(1.12)	$22.88	1.14%[4]		$16,914	.28%[5]		2.08%[5]
12/31/17	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51		16,556	.29		1.90
12/31/16	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69		13,008	.29		1.97
12/31/15	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64		10,913	.29		1.85
12/31/14	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66		11,997	.30		1.95
12/31/13	18.43	.35	4.07	4.42	(.36)	—	(.36)	22.49	24.04		10,515	.31		1.71
Class 1A:
6/30/18[2,3]	23.69	.23	.02	.25	(.08)	(1.03)	(1.11)	22.83	1.00	[4]	7	.53	[5]	1.91	[5]
12/31/17[2,7]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78	[4]	4	.53	[5]	1.69	[5]
Class 2:
6/30/18[2,3]	23.49	.21	.03	.24	(.07)	(1.03)	(1.10)	22.63	.98	[4]	5,235	.53	[5]	1.82	[5]
12/31/17	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23		5,480	.54		1.64
12/31/16	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41		5,144	.54		1.72
12/31/15	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40		5,008	.54		1.60
12/31/14	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40		5,494	.55		1.69
12/31/13	18.31	.30	4.03	4.33	(.31)	—	(.31)	22.33	23.69		5,760	.56		1.47
Class 3:
6/30/18[2,3]	23.73	.22	.05	.27	(.08)	(1.03)	(1.11)	22.89	1.07	[4]	35	.46	[5]	1.89	[5]
12/31/17	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29		38	.47		1.72
12/31/16	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49		35	.47		1.79
12/31/15	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46		36	.47		1.67
12/31/14	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47		40	.48		1.76
12/31/13	18.45	.32	4.06	4.38	(.32)	—	(.32)	22.51	23.81		42	.49		1.54
Class 4:
6/30/18[2,3]	23.40	.18	.04	.22	(.07)	(1.03)	(1.10)	22.52	.86	[4]	3,736	.78	[5]	1.59	[5]
12/31/17	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91		3,582	.79		1.40
12/31/16	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16		2,861	.79		1.47
12/31/15	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14		2,414	.79		1.45
12/31/14	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16		32	.80		1.55
12/31/13	18.43	.27	4.12	4.39	(.36)	—	(.36)	22.46	23.89		1	.79		1.22

194	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
6/30/18[2,3]	$12.75	$.14		$(.20)	$(.06)	$—	$—	$—	$12.69	(.47)%[4]	$111		.70%[5]		2.19%[5]
12/31/17	11.08	.21		1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/16	10.74	.19		.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
12/31/15	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/14	11.37	.25	[6]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[6]
12/31/13	10.34	.22		1.07	1.29	(.18)	(.08)	(.26)	11.37	12.56	36		.70		2.05
Class 1A:
6/30/18[2,3]	12.74	.14		(.21)	(.07)	—	—	—	12.67	(.55)[4]	1		.96	[5]	2.26	[5]
12/31/17[2,7]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [4]	—	[8]	.94	[5]	1.27	[5]
Class 2:
6/30/18[2,3]	12.72	.12		(.19)	(.07)	—	—	—	12.65	(.55)[4]	206		.95	[5]	1.89	[5]
12/31/17	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/16	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/15	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/14	11.35	.22	[6]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[6]
12/31/13	10.33	.20		1.06	1.26	(.16)	(.08)	(.24)	11.35	12.23	156		.95		1.79
Class 4:
6/30/18[2,3]	12.63	.11		(.20)	(.09)	—	—	—	12.54	(.71)[4]	69		1.20	[5]	1.72	[5]
12/31/17	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/16	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/15	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/14	11.35	.24	[6]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [12]	—	[8]	.67	[12]	2.07	[6,12]
12/31/13	10.33	.22		1.06	1.28	(.18)	(.08)	(.26)	11.35	12.49 [12]	—	[8]	.71	[12]	1.98	[12]

Bond Fund

Class 1:
6/30/18[2,3]	$10.82	$.14		$(.33)	$(.19)	$(.05)	$(.01)	$(.06)	$10.57	(1.76)%[4]	$6,532		.38%[5]		2.60%[5]
12/31/17	10.80	.24		.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/16	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/15	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/14	10.73	.23		.37	.60	(.25)	— [9]	(.25)	11.08	5.59	4,977		.39		2.03
12/31/13	11.29	.22		(.43)	(.21)	(.23)	(.12)	(.35)	10.73	(1.89)	4,506		.39		2.01
Class 1A:
6/30/18[2,3]	10.80	.13		(.34)	(.21)	(.04)	(.01)	(.05)	10.54	(1.87)[4]	3		.63	[5]	2.41	[5]
12/31/17[2,7]	10.82	.22		.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [4]	1		.62	[5]	2.01	[5]
Class 2:
6/30/18[2,3]	10.69	.12		(.33)	(.21)	(.04)	(.01)	(.05)	10.43	(1.92)[4]	3,759		.63	[5]	2.35	[5]
12/31/17	10.67	.21		.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/16	10.58	.18		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/15	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/14	10.61	.20		.36	.56	(.22)	— [9]	(.22)	10.95	5.28	4,565		.64		1.79
12/31/13	11.17	.19		(.43)	(.24)	(.20)	(.12)	(.32)	10.61	(2.16)	4,763		.64		1.76
Class 4:
6/30/18[2,3]	10.68	.11		(.32)	(.21)	(.04)	(.01)	(.05)	10.42	(1.94)[4]	331		.88	[5]	2.11	[5]
12/31/17	10.70	.19		.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/16	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/15	11.01	.16		(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/14	10.69	.16		.39	.55	(.23)	— [9]	(.23)	11.01	5.15	29		.89		1.43
12/31/13	11.29	.17		(.43)	(.26)	(.22)	(.12)	(.34)	10.69	(2.34)	3		.89		1.58

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
6/30/18[2,3]	$11.88	$.15	$(.33)	$(.18)	$(.03)	$(.04)	$(.07)	$11.63	(1.54)%[4]	$1,079		.56%[5]		2.50%[5]
12/31/17	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/16	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/15	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/14	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
12/31/13	12.32	.28	(.58)	(.30)	—	(.14)	(.14)	11.88	(2.40)	1,093		.56		2.37
Class 1A:
6/30/18[2,3]	11.87	.14	(.32)	(.18)	(.03)	(.04)	(.07)	11.62	(1.55)[4]	—	[8]	.80	[5]	2.35	[5]
12/31/17[2,7]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [4]	—	[8]	.72	[5]	2.27	[5]
Class 2:
6/30/18[2,3]	11.79	.13	(.32)	(.19)	(.02)	(.04)	(.06)	11.54	(1.59)[4]	1,118		.81	[5]	2.26	[5]
12/31/17	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/16	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/15	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/14	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
12/31/13	12.27	.25	(.57)	(.32)	—	(.14)	(.14)	11.81	(2.58)	1,496		.81		2.11
Class 4:
6/30/18[2,3]	11.70	.12	(.32)	(.20)	(.02)	(.04)	(.06)	11.44	(1.71)[4]	40		1.07	[5]	2.03	[5]
12/31/17	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/16	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/15	11.70	.21	(.71)	(.50)	— [9]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/14	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66
12/31/13	12.31	.27	(.57)	(.30)	—	(.14)	(.14)	11.87	(2.41)	—	[8]	.79		2.25

196	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
6/30/18[2,3]	$10.19	$.31	$(.26)	$.05	$(.11)	$—	$(.11)	$10.13	.48%[4]		$611		.49%[5]		6.20%[5]
12/31/17	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25		632		.49		5.98
12/31/16	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83		949		.49		6.18
12/31/15	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)		1,017		.48		6.12
12/31/14	11.13	.67	(.59)	.08	(.67)	—	(.67)	10.54	.80		1,017		.48		5.90
12/31/13	11.16	.75	.01	.76	(.79)	—	(.79)	11.13	6.89		856		.48		6.54
Class 1A:
6/30/18[2,3]	10.18	.30	(.26)	.04	(.11)	—	(.11)	10.11	.37	[4]	1		.73	[5]	5.99	[5]
12/31/17[2,7]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02	[4]	—	[8]	.72	[5]	5.74	[5]
Class 2:
6/30/18[2,3]	10.03	.30	(.27)	.03	(.10)	—	(.10)	9.96	.35	[4]	738		.74	[5]	5.95	[5]
12/31/17	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89		776		.74		5.72
12/31/16	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69		799		.74		5.92
12/31/15	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)		765		.73		5.85
12/31/14	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63		929		.73		5.67
12/31/13	11.03	.71	.01	.72	(.76)	—	(.76)	10.99	6.60		1,061		.73		6.29
Class 3:
6/30/18[2,3]	10.23	.31	(.27)	.04	(.11)	—	(.11)	10.16	.35	[4]	12		.67	[5]	6.03	[5]
12/31/17	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02		12		.67		5.79
12/31/16	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68		13		.67		5.99
12/31/15	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)		12		.66		5.91
12/31/14	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59		16		.66		5.74
12/31/13	11.18	.73	.02	.75	(.77)	—	(.77)	11.16	6.77		19		.66		6.36
Class 4:
6/30/18[2,3]	10.82	.31	(.28)	.03	(.10)	—	(.10)	10.75	.27	[4]	33		.99	[5]	5.69	[5]
12/31/17	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63		34		.99		5.46
12/31/16	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29		21		.99		5.55
12/31/15	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)		1		.98		5.51
12/31/14	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35		—	[8]	.98		5.49
12/31/13	11.16	.67	.08	.75	(.79)	—	(.79)	11.12	6.81		—	[8]	.93		5.82

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
6/30/18[2,3]	$10.47	$.10		$(.23)	$(.13)	$(.03)	$—	$(.03)	$10.31	(1.21)%[4]		$262		.46%[5]		1.93%[5]
12/31/17	10.56	.16		— [9]	.16	(.18)	(.07)	(.25)	10.47	1.47		265		.47		1.52
12/31/16	10.61	.15		.11	.26	(.20)	(.11)	(.31)	10.56	2.50		269		.46		1.39
12/31/15	10.70	.10		.13	.23	(.18)	(.14)	(.32)	10.61	2.09		272		.45		.89
12/31/14	10.23	.12		.45	.57	(.10)	—	(.10)	10.70	5.54		292		.45		1.12
12/31/13	10.47	.04		(.18)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)		198		.44		.35
Class 1A:
6/30/18[2,3]	10.46	.09		(.23)	(.14)	(.03)	—	(.03)	10.29	(1.31)[4]		1		.70	[5]	1.76	[5]
12/31/17[2,7]	10.55	.14		— [9]	.14	(.16)	(.07)	(.23)	10.46	1.31	[4]	—	[8]	.70	[5]	1.38	[5]
Class 2:
6/30/18[2,3]	10.45	.09		(.22)	(.13)	(.03)	—	(.03)	10.29	(1.26	)4	60		.71	[5]	1.68	[5]
12/31/17	10.54	.14		(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22		63		.72		1.27
12/31/16	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25		63		.71		1.14
12/31/15	10.68	.07		.13	.20	(.15)	(.14)	(.29)	10.59	1.86		59		.70		.65
12/31/14	10.22	.10		.44	.54	(.08)	—	(.08)	10.68	5.23		52		.70		.91
12/31/13	10.46	—	[9]	(.17)	(.17)	(.05)	(.02)	(.07)	10.22	(1.68)		49		.69		(.02)
Class 4:
6/30/18[2,3]	10.38	.07		(.22)	(.15)	(.03)	—	(.03)	10.20	(1.38)[4]		16		.96	[5]	1.45	[5]
12/31/17	10.48	.11		— [9]	.11	(.14)	(.07)	(.21)	10.38	.97		12		.97		1.03
12/31/16	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01		8		.96		.86
12/31/15	10.65	.04		.14	.18	(.17)	(.14)	(.31)	10.52	1.62		11		.97		.37
12/31/14	10.23	.05		.46	.51	(.09)	—	(.09)	10.65	4.98		1		.94		.47
12/31/13	10.47	.02		(.16)	(.14)	(.08)	(.02)	(.10)	10.23	(1.41)[12]		—	[8]	.38	[12]	.23	[12]

198	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
6/30/18[2,3]	$11.29	$.08	$(.01)		$.07	$(.02)	$—	$(.02)	$11.34	.65%[4]	$36		.33%[5]		1.38%[5]
12/31/17	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/16[13]	11.26	.01	—	[9]	.01	—	—	—	11.27	.09	37		.35		.11
12/31/15	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)	39		.34		(.24)
12/31/14	11.31	(.03)	—		(.03)	—	—	—	11.28	(.27)	49		.34		(.26)
12/31/13	11.34	(.03)	—	[9]	(.03)	—	—	—	11.31	(.27)	57		.34		(.24)
Class 1A:
6/30/18[2,3]	11.29	.08	(.01)		.07	(.02)	—	(.02)	11.34	.65 [4]	—	[8]	.33	[5]	1.38 [5]
12/31/17[2,7]	11.27	.08	—	[9]	.08	(.06)	—	(.06)	11.29	.67 [4]	—	[8]	.34	[5]	.69 [5]
Class 2:
6/30/18[2,3]	11.01	.06	—	[9]	.06	(.02)	—	(.02)	11.05	.53 [4]	237		.58	[5]	1.13 [5]
12/31/17	10.99	.05	—	[9]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/16[13]	11.01	(.02)	—	[9]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
12/31/15	11.06	(.05)	—	[9]	(.05)	—	—	—	11.01	(.45)	302		.59		(.49)
12/31/14	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)	331		.59		(.51)
12/31/13	11.17	(.05)	—	[9]	(.05)	—	—	—	11.12	(.45)	395		.59		(.49)
Class 3:
6/30/18[2,3]	11.12	.07	—	[9]	.07	(.02)	—	(.02)	11.17	.63 [4]	5		.51	[5]	1.21 [5]
12/31/17	11.10	.06	—	[9]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/16[13]	11.11	(.01)	—	[9]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
12/31/15	11.16	(.05)	—	[9]	(.05)	—	—	—	11.11	(.45)	6		.52		(.42)
12/31/14	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)	8		.52		(.44)
12/31/13	11.26	(.05)	—	[9]	(.05)	—	—	—	11.21	(.44)	8		.52		(.42)
Class 4:
6/30/18[2,3]	11.13	.05	—	[9]	.05	(.01)	—	(.01)	11.17	.47 [4]	14		.83	[5]	.88 [5]
12/31/17	11.12	.02	—	[9]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/16[13]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)
12/31/15	11.25	(.08)	—	[9]	(.08)	—	—	—	11.17	(.71)	16		.85		(.74)
12/31/14	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)	7		.84		(.77)
12/31/13	11.34	(.04)	—	[9]	(.04)	—	—	—	11.30	(.35)[12]	—	[8]	.37	[12]	(.32)[12]

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
6/30/18[2,3]	$12.08	$.12	$(.26)	$(.14)	$(.04)	$—	$(.04)	$11.90	(1.08)%[4]	$1,526		.36%[5]		2.00%[5]
12/31/17	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83	1,558		.36		1.68
12/31/16	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44	1,467		.36		1.31
12/31/15	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93	1,426		.35		1.02
12/31/14	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24	1,723		.35		1.24
12/31/13	12.75	.08	(.44)	(.36)	(.11)	(.34)	(.45)	11.94	(2.87)	1,584		.35		.67
Class 1A:
6/30/18[2,3]	12.08	.11	(.26)	(.15)	(.04)	—	(.04)	11.89	(1.25)[4]	1		.60	[5]	1.86	[5]
12/31/17[2,7]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73 [4]	—	[8]	.58	[5]	1.53	[5]
Class 2:
6/30/18[2,3]	11.96	.10	(.25)	(.15)	(.03)	—	(.03)	11.78	(1.22)[4]	1,412		.61	[5]	1.75	[5]
12/31/17	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59	1,473		.61		1.43
12/31/16	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		1.05
12/31/15	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59	1,579		.60		.79
12/31/14	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01	1,717		.60		1.00
12/31/13	12.63	.05	(.43)	(.38)	(.08)	(.34)	(.42)	11.83	(.3.08)	1,801		.60		.42
Class 3:
6/30/18[2,3]	12.11	.11	(.26)	(.15)	(.04)	—	(.04)	11.92	(1.19)[4]	9		.54	[5]	1.82	[5]
12/31/17	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72	10		.54		1.50
12/31/16	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		1.12
12/31/15	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64	11		.53		.85
12/31/14	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11	13		.53		1.08
12/31/13	12.76	.06	(.43)	(.37)	(.09)	(.34)	(.43)	11.96	(3.00)	14		.53		.47
Class 4:
6/30/18[2,3]	11.98	.09	(.25)	(.16)	(.03)	—	(.03)	11.79	(1.33)[4]	67		.86	[5]	1.51	[5]
12/31/17	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28	62		.86		1.18
12/31/16	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.82
12/31/15	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29	46		.85		.56
12/31/14	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76	21		.85		.50
12/31/13	12.75	.08	(.44)	(.36)	(.12)	(.34)	(.46)	11.93	(2.95)	—	[8]	.84		.68

200	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions								Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]		Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income (loss) to average net assets[14]

Managed Risk Growth Fund

Class P1:
6/30/18[2,3]	$13.22	$.01		$.73	$.74	$(.10)	$(.89)	$(.99)	$12.97	5.41%[4,12]		$2		.41%[5,12]		.36%[5,12]		.71%[5,12]		.10%[5,12]
12/31/17	10.71	.08		2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23	[12]	2		.42	[12]	.36	[12]	.70	[12]	.69	[12]
12/31/16	11.49	.08		.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89	[12]	1		.50	[12]	.34	[12]	.68	[12]	.79	[12]
12/31/15	11.37	.09		.03	.12	—	—	—	11.49	1.06	[12]	—	[8]	.53	[12]	.29	[12]	.63	[12]	.80	[12]
12/31/14	11.43	.31		(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18	[12]	—	[8]	.50	[12]	.32	[12]	.65	[12]	2.71	[12]
12/31/13[2,16]	10.00	.12		1.38	1.50	(.07)	—	(.07)	11.43	15.05	[4,12]	—	[8]	.88	[5,12]	.25	[5,12]	.58	[5,12]	1.64	[5,12]
Class P2:
6/30/18[2,3]	13.14	(.01)		.72	.71	(.06)	(.89)	(.95)	12.90	5.26	[4]	320		.68	[5]	.62	[5]	.97	[5]	(.18)[5]
12/31/17	10.64	.04		2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99		286		.69		.63		.97		.34
12/31/16	11.43	.05		.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52		200		.79		.63		.97		.43
12/31/15	11.35	.04		.04	.08	—	—	—	11.43	.71		146		.89		.66		1.00		.31
12/31/14	11.43	.12		.08	.20	(.09)	(.19)	(.28)	11.35	1.77		79		.87		.69		1.02		1.01
12/31/13[2,16]	10.00	.12		1.37	1.49	(.06)	—	(.06)	11.43	14.94	[4,12]	28		1.05	[5,12]	.52	[5,12]	.85	[5,12]	1.69	[5,12]

Managed Risk International Fund

Class P1:
6/30/18[2,3]	$11.25	$.03		$(.09)	$(.06)	$(.13)	$(.05)	$(.18)	$11.01	(.50)%[4,12]		$—	[8]	.27%[5,12]		.21%[5,12]		.70%[5,12]		.46%[5,12]
12/31/17	8.89	.11		2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28	[12]	—	[8]	.28	[12]	.20	[12]	.69	[12]	1.13	[12]
12/31/16	9.48	.10		(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[12]		—	[8]	.39	[12]	.23	[12]	.74	[12]	1.15	[12]
12/31/15	10.10	.18		(.80)	(.62)	— [9]	—	— [9]	9.48	(6.12)[12]		—	[8]	.45	[12]	.21	[12]	.72	[12]	1.75	[12]
12/31/14	10.82	.14		(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[12]		—	[8]	.50	[12]	.25	[12]	.76	[12]	1.33	[12]
12/31/13[2,16]	10.00	.13		.78	.91	(.09)	—	(.09)	10.82	9.08	[4,12]	—	[8]	1.05	[5,12]	.23	[5,12]	.73	[5,12]	1.92	[5,12]
Class P2:
6/30/18[2,3]	11.15	—	[9]	(.08)	(.08)	(.10)	(.05)	(.15)	10.92	(.76)[4]		155		.70	[5]	.62	[5]	1.11	[5]	(.05)[5]
12/31/17	8.83	.11		2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69		148		.71		.63		1.12		1.03
12/31/16	9.43	.09		(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)		97		.79		.63		1.14		.97
12/31/15	10.09	.13		(.79)	(.66)	— [9]	—	— [9]	9.43	(6.52)		83		.90		.66		1.17		1.30
12/31/14	10.82	.16		(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)		46		.91		.67		1.18		1.51
12/31/13[2,16]	10.00	.18		.72	.90	(.08)	—	(.08)	10.82	8.99	[4,12]	17		1.19	[5,12]	.44	[5,12]	.94	[5,12]	2.66	[5,12]

Managed Risk Blue Chip Income and Growth Fund

Class P1:
6/30/18[2,3]	$13.04	$.04		$(.27)	$(.23)	$(.21)	$(.44)	$(.65)	$12.16	(1.80)%[4,12]		$—	[8]	.27%[5,12]		.22%[5,12]		.61%[5,12]		.62%[5,12]
12/31/17	11.67	.19		1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48	[12]	—	[8]	.30	[12]	.25	[12]	.64	[12]	1.59	[12]
12/31/16	10.80	.20		1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77	[12]	—	[8]	.43	[12]	.27	[12]	.67	[12]	1.83	[12]
12/31/15	11.70	.19		(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[12]		—	[8]	.50	[12]	.27	[12]	.66	[12]	1.64	[12]
12/31/14	11.05	.40		.55	.95	(.30)	—	(.30)	11.70	8.58	[12]	—	[8]	.50	[12]	.31	[12]	.70	[12]	3.43	[12]
12/31/13[2,16]	10.00	.20		1.01	1.21	(.16)	—	(.16)	11.05	12.16	[4,12]	—	[8]	.84	[5,12]	.24	[5,12]	.64	[5,12]	2.80	[5,12]
Class P2:
6/30/18[2,3]	12.96	.01		(.26)	(.25)	(.21)	(.44)	(.65)	12.06	(2.04)[4]		351		.67	[5]	.62	[5]	1.01	[5]	.21	[5]
12/31/17	11.61	.17		1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03		367		.68		.63		1.02		1.43
12/31/16	10.76	.23		1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39		291		.79		.63		1.03		2.04
12/31/15	11.67	.18		(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)		137		.89		.66		1.05		1.57
12/31/14	11.05	.50		.40	.90	(.28)	—	(.28)	11.67	8.10		98		.88		.69		1.08		4.27
12/31/13[2,16]	10.00	.28		.92	1.20	(.15)	—	(.15)	11.05	12.05	[4,12]	26		1.04	[5,12]	.54	[5,12]	.94	[5,12]	3.91	[5,12]

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions								Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]		Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income (loss) to average net assets[14]

Managed Risk Growth-Income Fund

Class P1:
6/30/18[2,3]	$12.66	$.02		$.43	$.45	$(.16)	$(.57)	$(.73)	$12.38	3.47%[4,12]		$3		.43%[5,12]		.36%[5,12]		.65%[5,12]		.28%[5,12]
12/31/17	11.07	.19		2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64	[12]	2		.44	[12]	.37	[12]	.66	[12]	1.61	[12]
12/31/16	11.25	.16		.52	.68	(.16)	(.70)	(.86)	11.07	6.49	[12]	1		.52	[12]	.36	[12]	.64	[12]	1.46	[12]
12/31/15	11.67	.25		(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[12]		1		.56	[12]	.31	[12]	.59	[12]	2.17	[12]
12/31/14	11.50	.35		.21	.56	(.14)	(.25)	(.39)	11.67	4.85	[12]	—	[8]	.45	[12]	.25	[12]	.52	[12]	2.94	[12]
12/31/13[2,16]	10.00	.14		1.47	1.61	(.11)	—	(.11)	11.50	16.15	[4,12]	—	[8]	.92	[5,12]	.23	[5,12]	.50	[5,12]	2.01	[5,12]
Class P2:
6/30/18[2,3]	12.58	—	[9]	.43	.43	(.12)	(.57)	(.69)	12.32	3.39	[4]	225		.69	[5]	.62	[5]	.91	[5]	.02	[5]
12/31/17	11.02	.13		2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40		206		.70		.63		.92		1.08
12/31/16	11.22	.12		.52	.64	(.14)	(.70)	(.84)	11.02	6.08		160		.79		.63		.91		1.13
12/31/15	11.65	.12		(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)		122		.89		.66		.94		1.04
12/31/14	11.50	.16		.35	.51	(.11)	(.25)	(.36)	11.65	4.42		76		.87		.69		.96		1.38
12/31/13[2,16]	10.00	.20		1.40	1.60	(.10)	—	(.10)	11.50	16.04	[4,12]	24		1.09	[5,12]	.50	[5,12]	.77	[5,12]	2.73	[5,12]

Managed Risk Asset Allocation Fund

Class P1:
6/30/18[2,3]	$13.59	$.03		$(.04)	$(.01)	$(.18)	$(.53)	$(.71)	$12.87	(.14)%[4]		$1,719		.41%[5]		.36%[5]		.64%[5]		.40%[5]
12/31/17	12.02	.19		1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06		1,656		.43		.38		.66		1.45
12/31/16	11.72	.19		.67	.86	(.19)	(.37)	(.56)	12.02	7.57		1,217		.43		.38		.66		1.65
12/31/15	12.29	.25		(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)		712		.54		.40		.68		2.06
12/31/14	11.93	.13		.26	.39	(.03)	—	(.03)	12.29	3.24		277		.53		.48		.76		1.04
12/31/13	9.99	.27		1.81	2.08	(.14)	—	(.14)	11.93	20.82	[12]	112		.55	[12]	.47	[12]	.75	[12]	2.37	[12]
Class P2:
6/30/18[2,3]	13.55	.01		(.03)	(.02)	(.15)	(.53)	(.68)	12.85	(.26)[4]		2,746		.66	[5]	.61	[5]	.89	[5]	.13	[5]
12/31/17	12.01	.15		1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80		2,798		.68		.63		.91		1.13
12/31/16	11.71	.14		.69	.83	(.16)	(.37)	(.53)	12.01	7.27		2,342		.68		.63		.91		1.20
12/31/15	12.27	.14		(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)		1,953		.79		.66		.94		1.16
12/31/14	11.93	.16		.19	.35	(.01)	—	(.01)	12.27	2.91		1,780		.79		.73		1.01		1.33
12/31/13	9.99	.28		1.77	2.05	(.11)	—	(.11)	11.93	20.58	[12]	795		.80	[12]	.73	[12]	1.01	[12]	2.43	[12]

Portfolio turnover rate for all share classes,	Six months ended	Period ended December 31
excluding mortgage dollar roll transactions[17]	June 30, 2018[2,3,4]	2017	2016	2015	2014	2013

Capital Income Builder	21%	59%	41%	38%	24%[4,11]
Asset Allocation Fund	13	39	43	28	42
Global Balanced Fund	16	28	43	36	40	Not
Bond Fund	49	153	108	141	121	available
Global Bond Fund	49	74	70	88	134
Mortgage Fund	29	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	33	120	273	352	88

202	American Funds Insurance Series

Portfolio turnover rate for all share classes,	Six months ended	Year ended December 31
including mortgage dollar roll transactions[17]	June 30, 2018[2,3,4]	2017		2016		2015	2014		2013
Global Growth Fund	10%	31%		27%		29%	22%		39%
Global Small Capitalization Fund	16	33		40		36	28		36
Growth Fund	11	24		26		20	29		19
International Fund	16	29		31		37	18		21
New World Fund	19	56		32		39	36		43
Blue Chip Income and Growth Fund	29	34		30		26	37		30
Global Growth and Income Fund	14	41		57		37	28		31
Growth-Income Fund	17	27		27		25	25		19
International Growth and Income Fund	20	51		32		35	34		34
Capital Income Builder	56	88		53		128	35	[4,11]
Asset Allocation Fund	41	85		83		76	88		74
Global Balanced Fund	26	41		65		76	73		81
Bond Fund	269	502		375		434	365		354
Global Bond Fund	72	105		154		159	200		213
High-Income Bond Fund	33	78		89		66	54		64
Mortgage Fund	477	680		713		1103	790		715
U.S. Government/AAA-Rated Securities Fund	241	551		539		901	387		621
Ultra-Short Bond Fund	— [18]	—	[18]	—	[13,18]	N/A	N/A		N/A
Managed Risk Growth Fund	5	25		15		16	22		10	[2,4,16]
Managed Risk International Fund	6	25		26		15	22		6	[2,4,16]
Managed Risk Blue Chip Income and Growth Fund	7	32		9		20	22		3	[2,4,16]
Managed Risk Growth-Income Fund	4	26		14		11	28		2	[2,4,16]
Managed Risk Asset Allocation Fund	1	1		3		3	3		3

[1]	Based on average shares outstanding.
[2]	Based on operations for a period that is less than a full year.
[3]	Unaudited.
[4]	Not annualized.
[5]	Annualized.
[6]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[7]	Class 1A shares began investment operations on January 6, 2017.
[8]	Amount less than $1 million.
[9]	Amount less than $.01.
[10]	Amount less than .01%.
[11]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[12]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[13]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[14]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[15]	Ratio reflects weighted average net expense ratio of the underlying fund for the period presented. See Expense Example for further information regarding fees and expenses.
[16]	For the period May 1, 2013, commencement of operations, through December 31, 2013.
[17]	Refer to Note 5 for further information on mortgage dollar rolls.
[18]	Amount is either less than 1% or there is no turnover.

See Notes to Financial Statements

American Funds Insurance Series	203

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2018, through June 30, 2018).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

204	American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	1/1/2018	6/30/2018	period[1]	ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,031.77	$2.72	.54%
Class 1 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 1A – actual return	1,000.00	1,030.66	3.98	.79
Class 1A – assumed 5% return	1,000.00	1,020.88	3.96	.79
Class 2 – actual return	1,000.00	1,030.27	3.98	.79
Class 2 – assumed 5% return	1,000.00	1,020.88	3.96	.79
Class 4 – actual return	1,000.00	1,029.16	5.23	1.04
Class 4 – assumed 5% return	1,000.00	1,019.64	5.21	1.04
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,045.83	$3.70	.73%
Class 1 – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 1A – actual return	1,000.00	1,044.90	4.92	.97
Class 1A – assumed 5% return	1,000.00	1,019.98	4.86	.97
Class 2 – actual return	1,000.00	1,044.62	4.97	.98
Class 2 – assumed 5% return	1,000.00	1,019.93	4.91	.98
Class 4 – actual return	1,000.00	1,043.26	6.23	1.23
Class 4 – assumed 5% return	1,000.00	1,018.70	6.16	1.23
Growth Fund
Class 1 – actual return	$1,000.00	$1,099.51	$1.77	.34%
Class 1 – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 1A – actual return	1,000.00	1,098.14	3.07	.59
Class 1A – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 2 – actual return	1,000.00	1,098.28	3.07	.59
Class 2 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 – actual return	1,000.00	1,098.63	2.71	.52
Class 3 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 4 – actual return	1,000.00	1,096.83	4.37	.84
Class 4 – assumed 5% return	1,000.00	1,020.63	4.21	.84
International Fund
Class 1 – actual return	$1,000.00	$999.79	$2.58	.52%
Class 1 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 1A – actual return	1,000.00	998.70	3.82	.77
Class 1A – assumed 5% return	1,000.00	1,020.98	3.86	.77
Class 2 – actual return	1,000.00	998.45	3.82	.77
Class 2 – assumed 5% return	1,000.00	1,020.98	3.86	.77
Class 3 – actual return	1,000.00	999.00	3.47	.70
Class 3 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 4 – actual return	1,000.00	997.25	5.05	1.02
Class 4 – assumed 5% return	1,000.00	1,019.74	5.11	1.02
New World Fund
Class 1 – actual return	$1,000.00	$961.10	$3.65	.75%
Class 1 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 1A – actual return	1,000.00	960.11	4.86	1.00
Class 1A – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class 2 – actual return	1,000.00	959.91	4.86	1.00
Class 2 – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class 4 – actual return	1,000.00	958.72	6.07	1.25
Class 4 – assumed 5% return	1,000.00	1,018.60	6.26	1.25

See end of tables for footnotes.

American Funds Insurance Series	205

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	1/1/2018	6/30/2018	period[1]	ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,004.71	$2.04	.41%
Class 1 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 1A – actual return	1,000.00	1,003.23	3.28	.66
Class 1A – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 2 – actual return	1,000.00	1,002.92	3.28	.66
Class 2 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 4 – actual return	1,000.00	1,001.37	4.52	.91
Class 4 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$992.10	$3.06	.62%
Class 1 – assumed 5% return	1,000.00	1,021.72	3.11	.62
Class 1A – actual return	1,000.00	990.11	4.29	.87
Class 1A – assumed 5% return	1,000.00	1,020.48	4.36	.87
Class 2 – actual return	1,000.00	991.02	4.29	.87
Class 2 – assumed 5% return	1,000.00	1,020.48	4.36	.87
Class 4 – actual return	1,000.00	988.75	5.52	1.12
Class 4 – assumed 5% return	1,000.00	1,019.24	5.61	1.12
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,065.81	$1.43	.28%
Class 1 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 1A – actual return	1,000.00	1,064.62	2.71	.53
Class 1A – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 2 – actual return	1,000.00	1,064.43	2.71	.53
Class 2 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 3 – actual return	1,000.00	1,065.03	2.36	.46
Class 3 – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 4 – actual return	1,000.00	1,063.25	3.99	.78
Class 4 – assumed 5% return	1,000.00	1,020.93	3.91	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$981.29	$3.19	.65%
Class 1 – assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 1A – actual return	1,000.00	979.96	4.42	.90
Class 1A – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class 2 – actual return	1,000.00	980.25	4.42	.90
Class 2 – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class 4 – actual return	1,000.00	978.77	5.64	1.15
Class 4 – assumed 5% return	1,000.00	1,019.09	5.76	1.15
Capital Income Builder
Class 1 – actual return	$1,000.00	$978.89	$2.60	.53%
Class 1 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 1A – actual return	1,000.00	977.74	3.82	.78
Class 1A – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 2 – actual return	1,000.00	976.82	3.82	.78
Class 2 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 4 – actual return	1,000.00	976.42	5.05	1.03
Class 4 – assumed 5% return	1,000.00	1,019.69	5.16	1.03

206	American Funds Insurance Series

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	1/1/2018	6/30/2018	period[1]	ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,011.43	$1.40	.28%
Class 1 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 1A – actual return	1,000.00	1,009.98	2.64	.53
Class 1A – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 2 – actual return	1,000.00	1,009.82	2.64	.53
Class 2 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 3 – actual return	1,000.00	1,010.71	2.29	.46
Class 3 – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 4 – actual return	1,000.00	1,008.65	3.88	.78
Class 4 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Global Balanced Fund
Class 1 – actual return	$1,000.00	$995.29	$3.46	.70%
Class 1 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 1A – actual return	1,000.00	994.51	4.75	.96
Class 1A – assumed 5% return	1,000.00	1,020.03	4.81	.96
Class 2 – actual return	1,000.00	994.49	4.70	.95
Class 2 – assumed 5% return	1,000.00	1,020.08	4.76	.95
Class 4 – actual return	1,000.00	992.88	5.93	1.20
Class 4 – assumed 5% return	1,000.00	1,018.84	6.01	1.20
Bond Fund
Class 1 – actual return	$1,000.00	$982.41	$1.87	.38%
Class 1 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class 1A – actual return	1,000.00	981.35	3.09	.63
Class 1A – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 2 – actual return	1,000.00	980.84	3.09	.63
Class 2 – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 4 – actual return	1,000.00	980.58	4.32	.88
Class 4 – assumed 5% return	1,000.00	1,020.43	4.41	.88
Global Bond Fund
Class 1 – actual return	$1,000.00	$984.61	$2.76	.56%
Class 1 – assumed 5% return	1,000.00	1,022.02	2.81	.56
Class 1A – actual return	1,000.00	984.53	3.94	.80
Class 1A – assumed 5% return	1,000.00	1,020.83	4.01	.80
Class 2 – actual return	1,000.00	984.07	3.98	.81
Class 2 – assumed 5% return	1,000.00	1,020.78	4.06	.81
Class 4 – actual return	1,000.00	982.94	5.26	1.07
Class 4 – assumed 5% return	1,000.00	1,019.49	5.36	1.07

See end of tables for footnotes.

American Funds Insurance Series	207

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	1/1/2018	6/30/2018	period[1]	ratio
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,004.83	$2.44	.49%
Class 1 – assumed 5% return	1,000.00	1,022.36	2.46	.49
Class 1A – actual return	1,000.00	1,003.71	3.63	.73
Class 1A – assumed 5% return	1,000.00	1,021.17	3.66	.73
Class 2 – actual return	1,000.00	1,003.46	3.68	.74
Class 2 – assumed 5% return	1,000.00	1,021.12	3.71	.74
Class 3 – actual return	1,000.00	1,003.52	3.33	.67
Class 3 – assumed 5% return	1,000.00	1,021.47	3.36	.67
Class 4 – actual return	1,000.00	1,002.74	4.92	.99
Class 4 – assumed 5% return	1,000.00	1,019.89	4.96	.99
Mortgage Fund
Class 1 – actual return	$1,000.00	$987.90	$2.27	.46%
Class 1 – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 1A – actual return	1,000.00	986.87	3.45	.70
Class 1A – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 2 – actual return	1,000.00	987.45	3.50	.71
Class 2 – assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 4 – actual return	1,000.00	986.21	4.73	.96
Class 4 – assumed 5% return	1,000.00	1,020.03	4.81	.96
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,006.47	$1.64	.33%
Class 1 – assumed 5% return	1,000.00	1,023.16	1.66	.33
Class 1A – actual return	1,000.00	1,006.48	1.64	.33
Class 1A – assumed 5% return	1,000.00	1,023.16	1.66	.33
Class 2 – actual return	1,000.00	1,005.28	2.88	.58
Class 2 – assumed 5% return	1,000.00	1,021.92	2.91	.58
Class 3 – actual return	1,000.00	1,006.28	2.54	.51
Class 3 – assumed 5% return	1,000.00	1,022.27	2.56	.51
Class 4 – actual return	1,000.00	1,004.73	4.13	.83
Class 4 – assumed 5% return	1,000.00	1,020.68	4.16	.83
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$989.20	$1.78	.36%
Class 1 – assumed 5% return	1,000.00	1,023.01	1.81	.36
Class 1A – actual return	1,000.00	987.50	2.96	.60
Class 1A – assumed 5% return	1,000.00	1,021.82	3.01	.60
Class 2 – actual return	1,000.00	987.82	3.01	.61
Class 2 – assumed 5% return	1,000.00	1,021.77	3.06	.61
Class 3 – actual return	1,000.00	988.07	2.66	.54
Class 3 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 4 – actual return	1,000.00	986.66	4.24	.86
Class 4 – assumed 5% return	1,000.00	1,020.53	4.31	.86

208	American Funds Insurance Series

	Beginning	Ending	Expenses		Effective	Effective
	account value	account value	paid during	Annualized	expenses paid	annualized
	1/1/2018	6/30/2018	period[1,2]	expense ratio[2]	during period[3]	expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,054.08	$1.83	.36%	$3.62	.71%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.56	.71
Class P2 – actual return	1,000.00	1,052.61	3.16	.62	4.94	.97
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	4.86	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$995.01	$1.04	.21%	$3.46	.70%
Class P1 – assumed 5% return	1,000.00	1,023.75	1.05	.21	3.51	.70
Class P2 – actual return	1,000.00	992.36	3.06	.62	5.48	1.11
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.56	1.11
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$981.97	$1.08	.22%	$3.00	.61%
Class P1 – assumed 5% return	1,000.00	1,023.70	1.10	.22	3.06	.61
Class P2 – actual return	1,000.00	979.60	3.04	.62	4.96	1.01
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.06	1.01
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,034.70	$1.82	.36%	$3.28	.65%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.26	.65
Class P2 – actual return	1,000.00	1,033.87	3.13	.62	4.59	.91
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	4.56	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$998.57	$1.78	.36%	$3.17	.64%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.21	.64
Class P2 – actual return	1,000.00	997.44	3.02	.61	4.41	.89
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.46	.89

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	209

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210	American Funds Insurance Series

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American Funds Insurance Series	211

Offices of the series and of the investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

300 South Grand Avenue, 22nd Floor

Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

212	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series’ prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete June 30, 2018, portfolios of American Funds Insurance Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, American Funds® by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 93% of 10-year periods and 100% of 20-year periods. Our fixed income funds have beaten comparable Lipper indexes in 69% of 10-year periods and 84% of 20-year periods.2 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.3

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2018.
[2]	Based on Class 1 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Portfolio Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

Lit. No. INGESRX-998-0818P Litho in USA RCG/QD/6311-S66290

American Funds Insurance Series® Portfolio SeriesSM Semi-annual report for the six months ended June 30, 2018

Portfolios that invest
in global companies
for the long term.

American Funds Insurance Series — Portfolio Series, by Capital Group, is the underlying investment vehicle for variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

American Funds Global Growth PortfolioSM seeks to provide long-term growth of capital.

American Funds Growth and Income PortfolioSM seeks to provide long-term growth of capital while providing current income.

American Funds Managed Risk Growth PortfolioSM seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Growth and Income PortfolioSM seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Global Allocation PortfolioSM seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2018. Also shown are the estimated gross and net expense ratios as of the series prospectus dated May 1, 2018:

	1 year	Lifetime (since 5/1/15)	Gross expense ratio	Net expense ratio

American Funds Global Growth Portfolio, Class 4	12.18%	8.07%	1.24%	1.18%
American Funds Growth and Income Portfolio, Class 4	7.79	5.85	.97	.97
American Funds Managed Risk Growth Portfolio, Class P2	10.44	5.61	1.07	1.02
American Funds Managed Risk Growth and Income Portfolio, Class P2	6.78	4.30	1.12	1.07
American Funds Managed Risk Global Allocation Portfolio, Class P2	6.62	3.58	1.26	1.19

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets for the three managed risk portfolios. In addition, the investment adviser is currently reimbursing a portion of the other expenses for American Funds Global Growth Portfolio and American Funds Managed Risk Global Allocation Portfolio. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2019, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board. Refer to the series’ most recent prospectus for details.

Investment allocations may not achieve fund objectives. There are expenses associated with the underlying funds in addition to fund of funds expenses. The funds’ risks are directly related to the risks of the underlying funds. Underlying fund allocations are as of June 30, 2018. Allocation percentages and underlying funds are subject to the Portfolio Oversight Committee’s discretion and will evolve over time. Underlying funds may be added or removed during the year. Investing outside the United States involves risks such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the funds’ prospectuses. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

Investment portfolios

5	American Funds Global Growth Portfolio

6	American Funds Growth and Income Portfolio

8	American Funds Managed Risk Growth Portfolio

10	American Funds Managed Risk Growth and Income Portfolio

12	American Funds Managed Risk Global Allocation Portfolio

14	Financial statements

Fellow investors:

We are pleased to present this semi-annual report for American Funds Insurance Series (AFIS) — Portfolio Series, a suite of funds that offers variable annuity investors objective-based portfolios to help meet retirement goals. The series was created by the American Funds Portfolio Oversight Committee, a group of seasoned investment professionals with varied backgrounds, diverse investment approaches and decades of experience. In creating the series, the Committee carefully chose a mix of individual American Funds Insurance Series funds, employing an objective-based process and rigorous analysis. The Committee regularly monitors each fund in the series.

Strong corporate earnings boosted U.S. stocks early in the period as the economy continued to expand for the 10th consecutive year. Investor sentiment shifted abruptly in February and March when equity markets fell sharply over escalating trade tensions, inflationary pressures and higher interest rates. Since then, U.S. stocks started rising again on the back of positive earnings growth. Despite the onset of occasional volatility, global economic activity remained on solid footing and continued to accelerate. The U.S., Europe, Japan and China all enjoyed a solid period of synchronized growth. The Federal Reserve increased interest rates in March and June to a range of 1.75% and 2.00%, and signaled that two additional hikes were likely before the end of the year. Other factors, including global trade conflicts, helped prevent longer dated Treasury yields from rising further.

For the six months ended June 30, 2018, the Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 2.65%. The Bloomberg Barclays U.S. Aggregate Index2, which measures investment-grade U.S. bonds (rated BBB/Baa and above)3, lost 1.62%, while the Bloomberg Barclays Global Aggregate Index2, a measure of global investment-grade bonds (rated BBB/Baa and above)3, declined 1.46%.

Though brief, the period was an excellent one for the series. All but one of the portfolios, American Funds Managed Risk Global Allocation Portfolio, recorded positive returns for the six months ended June 30, 2018, but it nonetheless managed to beat its respective benchmark index.

See page 2 for footnotes.

American Funds Insurance Series – Portfolio Series	1

American Funds Global Growth Portfolio rose 1.12%. By comparison, the MSCI ACWI (All Country World Index)4, a free float-adjusted, market capitalization-weighted index designed to measure the results of more than 40 developed and emerging equity markets, declined 0.43%.

American Funds Growth and Income Portfolio gained 1.37%. The 70%/30% Blended Index5 climbed 1.42%.

American Funds Managed Risk Growth Portfolio recorded a return of 2.18%. In comparison, the Standard & Poor’s 500 Managed Risk Index — Moderate6 rose 0.49%.

American Funds Managed Risk Growth and Income Portfolio marginally increased by 0.03%. The Standard & Poor’s 500 Managed Risk Index — Moderate6 ticked up 0.49%.

American Funds Managed Risk Global Allocation Portfolio declined 0.43%. The Standard & Poor’s Global LargeMidCap Managed Risk Index — Moderate6 fell 0.76%.

Historically, stock markets have experienced periods of volatility. With that in mind, it is important to note that the managed risk portfolios employ a risk management overlay. As such, the portfolios may lag in a strong market environment, but they have been designed to reduce volatility and provide downside protection, which can be very beneficial to certain investors.

Thank you for your interest in AFIS — Portfolio Series. We look forward to reporting to you again at fiscal year-end.

Sincerely,

Donald D. O’Neal

Vice Chairman of the Board

Alan N. Berro

President

August 15, 2018

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	S&P 500 source: S&P Dow Jones Indices LLC.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.
[4]	MSCI index results reflect dividends net of withholding taxes. Source: MSCI.
[5]	The 70%/30% Blended Index weights the total returns of the S&P 500 and Bloomberg Barclays U.S. Aggregate indexes at the corresponding percentages.
[6]	Source: S&P Dow Jones Indices LLC. The Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. These indices are generated and published under agreements between Standard and Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Underlying allocations as of 6/30/18:
30.0%	Global Growth Fund
9.9%	Global Small Capitalization Fund
10.0%	Growth Fund
20.0%	New World Fund®
30.1%	Global Growth and Income Fund

The fund’s investment objective is to provide long-term growth of capital. The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series Funds (AFIS) in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

For the six months ended June 30, 2018, the fund’s shares had a return of 1.12%.

American Funds Growth and Income Portfolio

Underlying allocations as of 6/30/18:
15.0%	Growth Fund
9.9%	Global Growth and Income Fund
20.0%	Growth-Income Fund
25.0%	Capital Income Builder®
20.1%	Bond Fund
10.0%	Global Bond Fund

The fund’s investment objective is to provide long-term growth of capital while providing current income. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the six months ended June 30, 2018, the fund’s shares had a return of 1.37%.

American Funds Managed Risk Growth Portfolio

Underlying allocations as of 6/30/18:
10.0%	Global Small Capitalization Fund
25.4%	Growth Fund
10.2%	International Fund
10.2%	Blue Chip Income and Growth Fund
20.4%	Growth-Income Fund
20.6%	Bond Fund
3.2%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed income funds.

For the six months ended June 30, 2018, the fund’s shares had a return of 2.18%.

See page 4 for footnotes.

American Funds Insurance Series – Portfolio Series	3

American Funds Managed Risk Growth and Income Portfolio

Underlying allocations as of 6/30/18:
15.2%	Growth Fund
20.3%	Global Growth and Income Fund
20.3%	Growth-Income Fund
25.5%	Capital Income Builder®
7.7%	Bond Fund
7.7%	Global Bond Fund
3.3%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the six months ended June 30, 2018, the fund’s shares had a return of 0.03%.

American Funds Managed Risk Global Allocation Portfolio

Underlying allocations as of 6/30/18:
15.1%	Global Growth Fund
10.1%	International Fund
20.1%	Global Growth and Income Fund
10.0%	Asset Allocation Fund
25.1%	Global Balanced Fund
15.1%	Global Bond Fund
4.5%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity income, balanced, asset allocation and fixed income funds.

For the six months ended June 30, 2018, the fund’s shares fell 0.43%.

The Portfolio Series funds are actively monitored; allocations and funds may change.

*	Cash and equivalents includes short-term securities, accrued income and other assets less liabilities.
†	The managed risk strategy is operated by Milliman Financial Risk Management LLC. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying funds in certain rising market conditions.

4	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio
Investment portfolio June 30, 2018	unaudited

Growth funds 70.00%	Shares	Value (000)
American Funds Insurance Series - Global Growth Fund, Class 1	374,479	$11,002
American Funds Insurance Series - New World Fund, Class 1	309,353	7,307
American Funds Insurance Series - Growth Fund, Class 1	47,530	3,677
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	142,528	3,624

Total growth funds (cost: $23,986,000)		25,610

Growth-and-income funds 30.08%
American Funds Insurance Series - Global Growth and Income Fund, Class 1	758,793	11,003

Total growth-and-income funds (cost: $10,847,000)		11,003

Total investment securities 100.08% (cost: $34,833,000)		36,613
Other assets less liabilities (0.08)%		(29)

Net assets 100.00%		$36,584

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	(loss) gain	depreciation	income	6/30/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 70.00%
American Funds Insurance Series - Global Growth Fund, Class 1	293,679	95,978	15,178	374,479	$(4)	$(463)	$13	$11,002
American Funds Insurance Series - New World Fund, Class 1	236,744	81,715	9,106	309,353	(5)	(524)	19	7,307
American Funds Insurance Series - Growth Fund, Class 1	38,188	12,852	3,510	47,530	(1)	(35)	5	3,677
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	117,487	33,338	8,297	142,528	1	(10)	3	3,624
								25,610

Growth-and-income funds 30.08%
American Funds Insurance Series - Global Growth and Income Fund, Class 1	567,886	211,390	20,483	758,793	(5)	(977)	30	11,003
Total 100.08%					$(14)	$(2,009)	$70	$36,613

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	5

American Funds Growth and Income Portfolio
Investment portfolio June 30, 2018	unaudited

Growth funds 14.95%	Shares	Value (000)
American Funds Insurance Series - Growth Fund, Class 1	308,553	$23,873

Total growth funds (cost: $21,949,000)		23,873

Growth-and-income funds 29.93%
American Funds Insurance Series - Growth-Income Fund, Class 1	639,637	31,893
American Funds Insurance Series - Global Growth and Income Fund, Class 1	1,097,945	15,920

Total growth-and-income funds (cost: $45,308,000)		47,813

Equity-income and Balanced funds 25.07%
American Funds Insurance - Capital Income Builder, Class 1	4,004,928	40,049

Total equity-income and balanced funds (cost: $39,517,000)		40,049

Fixed income funds 30.13%
American Funds Insurance Series - Bond Fund, Class 1	3,033,206	32,061
American Funds Insurance Series - Global Bond Fund, Class 1	1,382,118	16,074

Total fixed income funds (cost: $49,214,000)		48,135

Total investment securities 100.08% (cost: $155,988,000)		159,870
Other assets less liabilities (0.08)%		(127)

Net assets 100.00%		$159,743

6	American Funds Insurance Series – Portfolio Series

American Funds Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain (loss)	depreciation	income	6/30/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 14.95%
American Funds Insurance Series - Growth Fund, Class 1	258,406	62,326	12,179	308,553	$7	$(223)	$34	$23,873

Growth-and-income funds 29.93%
American Funds Insurance Series - Growth-Income Fund, Class 1	534,210	118,355	12,928	639,637	9	(346)	83	31,893
American Funds Insurance Series - Global Growth and Income Fund, Class 1	848,766	262,627	13,448	1,097,945	— [1]	(1,390)	43	15,920
								47,813

Equity-income and Balanced funds 25.07%
American Funds Insurance Series - Capital Income Builder, Class 1	3,226,866	850,065	72,003	4,004,928	(13)	(1,478)	602	40,049

Fixed income funds 30.13%
American Funds Insurance Series - Bond Fund, Class 1	2,482,578	695,007	144,379	3,033,206	(51)	(614)	135	32,061
American Funds Insurance Series - Global Bond Fund, Class 1	1,132,056	289,597	39,535	1,382,118	(2)	(340)	37	16,074
								48,135
Total 100.08%					$(50)	$(4,391)	$934	$159,870

[1]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	7

American Funds Managed Risk Growth Portfolio
Investment portfolio June 30, 2018	unaudited

Growth funds 45.63%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,352,729	$259,400
American Funds Insurance Series – International Fund, Class 1	5,029,698	103,964
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	4,031,453	102,520

Total growth funds (cost: $421,112,000)		465,884

Growth-and-income funds 30.58%
American Funds Insurance Series – Growth-Income Fund, Class 1	4,176,088	208,220
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	7,508,509	103,918

Total growth-and-income funds (cost: $295,055,000)		312,138

Fixed income funds 20.64%
American Funds Insurance Series – Bond Fund, Class 1	19,934,163	210,704

Total fixed income funds (cost: $217,287,000)		210,704

Short-term securities 3.22%
Government Cash Management Fund	32,898,362	32,898

Total short-term securities (cost: $32,898,000)		32,898

Total investment securities 100.07% (cost: $966,352,000)		1,021,624
Other assets less liabilities (0.07)%		(702)

Net assets 100.00%		$1,020,922

Futures contracts

								Unrealized
				Notional		Value at		appreciation
		Number of		amount	[1]	6/30/2018	[2]	at 6/30/2018
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	314	September 2018	$31,400		$35,676		$159

8	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain (loss)	depreciation	income	6/30/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 45.63%
American Funds Insurance Series – Growth Fund, Class 1	2,900,062	505,291	52,624	3,352,729	$671	$(2,972)	$373	$259,400
American Funds Insurance Series – International Fund, Class 1	4,185,102	856,700	12,104	5,029,698	24	(5,210)	230	103,964
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	3,558,907	481,006	8,460	4,031,453	(13)	(181)	85	102,520
								465,884

Growth-and-income funds 30.58%
American Funds Insurance Series – Growth-Income Fund, Class 1	3,605,094	574,965	3,971	4,176,088	28	(2,157)	548	208,220
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	6,018,449	1,490,060	—	7,508,509	—	(7,772)	432	103,918
								312,138

Fixed income funds 20.64%
American Funds Insurance Series – Bond Fund, Class 1	16,821,550	3,522,361	409,748	19,934,163	(140)	(4,304)	880	210,704
Total 96.85%					$570	$(22,596)	$2,548	$988,726

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	9

American Funds Managed Risk Growth and Income Portfolio

Investment portfolio June 30, 2018	unaudited

Growth funds 15.24%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	1,857,040	$143,679

Total growth funds (cost: $129,288,000)		143,679

Growth-and-income funds 40.65%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	13,213,043	191,589
American Funds Insurance Series – Growth-Income Fund, Class 1	3,842,541	191,589

Total growth-and-income funds (cost: $357,238,000)		383,178

Equity-income and Balanced funds 25.54%
American Funds Insurance Series – Capital Income Builder Fund, Class 1	24,076,063	240,761

Total equity-income and balanced funds (cost: $236,654,000)		240,761

Fixed income funds 15.37%
American Funds Insurance Series – Global Bond Fund, Class 1	6,237,199	72,538
American Funds Insurance Series – Bond Fund, Class 1	6,850,888	72,414

Total fixed income funds (cost: $147,664,000)		144,952

Short-term securities 3.27%
Government Cash Management Fund	30,804,611	30,805

Total short-term securities (cost: $30,805,000)		30,805

Total investment securities 100.07% (cost: $901,649,000)		943,375
Other assets less liabilities (0.07)%		(681)

Net assets 100.00%		$942,694

Futures contracts

								Unrealized
				Notional		Value at		appreciation
		Number of		amount	[1]	6/30/2018	[2]	at 6/30/2018
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	293	September 2018	$29,300		$33,290		$149

10	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain (loss)	depreciation	income	6/30/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 15.24%
American Funds Insurance Series – Growth Fund, Class 1	1,639,050	255,240	37,250	1,857,040	$565	$(1,596)	$207	$143,679

Growth-and-income funds 40.65%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	10,798,048	2,425,672	10,677	13,213,043	38	(16,556)	517	191,589
American Funds Insurance Series – Growth-Income Fund, Class 1	3,387,876	463,668	9,003	3,842,541	46	(1,833)	508	191,589
								383,178

Equity-income and Balanced funds 25.54%
American Funds Insurance Series – Capital Income Builder, Class 1	20,529,514	3,752,549	206,000	24,076,063	18	(9,233)	3,652	240,761

Fixed income funds 15.37%
American Funds Insurance Series – Global Bond Fund, Class 1	5,404,346	946,379	113,526	6,237,199	107	(1,640)	165	72,538
American Funds Insurance Series – Bond Fund, Class 1	5,924,284	1,078,332	151,728	6,850,888	(18)	(1,552)	305	72,414
								144,952
Total 96.80%					$756	$(32,410)	$5,354	$912,570

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	11

American Funds Managed Risk Global Allocation Portfolio

Investment portfolio June 30, 2018	unaudited

Growth funds 25.16%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	1,642,984	$48,271
American Funds Insurance Series – International Fund, Class 1	1,557,447	32,192

Total growth funds (cost: $75,257,000)		80,463

Growth-and-income funds 20.14%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	4,440,261	64,384

Total growth-and-income funds (cost: $62,712,000)		64,384

Asset allocation funds 10.01%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,398,332	31,994

Total asset allocation funds (cost: $31,199,000)		31,994

Equity-income and Balanced funds 25.10%
American Funds Insurance Series – Global Balanced Fund, Class 1	6,325,705	80,273

Total equity-income and balanced funds (cost: $75,261,000)		80,273

Fixed income funds 15.15%
American Funds Insurance Series – Global Bond Fund, Class 1	4,166,076	48,451

Total fixed income funds (cost: $48,992,000)		48,451

Short-term securities 4.48%
Government Cash Management Fund	14,311,770	14,312

Total short-term securities (cost: $14,312,000)		14,312

Total investment securities 100.04% (cost: $307,733,000)		319,877
Other assets less liabilities (0.04)%		(117)

Net assets 100.00%		$319,760

Futures contracts

								Unrealized
				Notional		Value at		appreciation
		Number of		amount	[1]	6/30/2018	[2]	at 6/30/2018
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	131	September 2018	$13,100		$14,884		$66

12	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Global Allocation Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2018, appear below.

					Net	Net		Value of
					realized	unrealized	Dividend	affiliates at
	Beginning			Ending	gain	depreciation	income	6/30/2018
	shares	Additions	Reductions	shares	(000)	(000)	(000)	(000)
Growth funds 25.16%
American Funds Insurance Series – Global Growth Fund, Class 1	1,234,700	421,840	13,556	1,642,984	$62	$(2,129)	$58	$48,271
American Funds Insurance Series – International Fund, Class 1	1,154,138	405,292	1,983	1,557,447	5	(1,670)	71	32,192
								80,463
Growth-and-income funds 20.14%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	3,182,280	1,266,620	8,639	4,440,261	25	(5,723)	172	64,384

Asset allocation funds 10.01%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,055,652	342,680	—	1,398,332	—	(1,200)	112	31,994

Equity-income and Balanced funds 25.10%
American Funds Insurance Series – Global Balanced Fund, Class 1	4,918,785	1,413,721	6,801	6,325,705	11	(732)	—	80,273

Fixed income funds 15.15%
American Funds Insurance Series – Global Bond Fund, Class 1	3,175,896	1,075,573	85,393	4,166,076	69	(1,137)	110	48,451
Total 95.56%					$172	$(12,591)	$523	$305,565

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	13

Financial statements

Statements of assets and liabilities at June 30, 2018	unaudited
(dollars and shares in thousands, except per-share amounts)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio		Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio
Assets:
Investment securities, at value:
Unaffiliated issuers	$—		$—		$32,898		$30,805		$14,312
Affiliated issuers	36,613		159,870		988,726		912,570		305,565
Cash	—	*	—		—	*	—	*	—	*
Cash pledged for futures contracts	—		—		214		199		89
Receivables for:
Sales of investments	4		107		—		702		—
Sales of fund’s shares	—		161		422		462		1,063
Dividends and interest	—		—		47		44		20
Other	—		—		—		—		3
	36,617		160,138		1,022,307		944,782		321,052

Liabilities:
Payables for:
Purchases of investments	—		161		387		438		1,008
Repurchases of fund’s shares	4		107		14		739		1
Investment advisory services	—		—		84		77		26
Services provided by related parties	7		32		814		756		253
Trustees’ deferred compensation	—	*	—	*	3		3		1
Variation margin on futures contracts	—		—		7		7		3
Insurance administrative services	22		95		—		—		—
Other	—		—		76		68		—
	33		395		1,385		2,088		1,292
Net assets at June 30, 2018	$36,584		$159,743		$1,020,922		$942,694		$319,760

Net assets consist of:
Capital paid in on shares of beneficial interest	$32,626		$149,703		$928,177		$871,081		$298,968
(Distributions in excess of) undistributed net investment income	(22)		541		(222)		2,767		(289)
Undistributed net realized gain	2,200		5,617		37,536		26,971		8,871
Net unrealized appreciation	1,780		3,882		55,431		41,875		12,210
Net assets at June 30, 2018	$36,584		$159,743		$1,020,922		$942,694		$319,760

Investment securities, at cost:
Unaffiliated issuers	$—		$—		$32,898		$30,805		$14,312
Affiliated issuers	34,833		155,988		933,454		870,844		293,421

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 4:	Net assets	$36,584	$159,743
	Shares outstanding	3,047	14,273
	Net asset value per share	$12.01	$11.19
Class P2:	Net assets			$1,020,922	$942,694	$319,760
	Shares outstanding			92,955	87,579	29,635
	Net asset value per share			$10.98	$10.76	$10.79

*	Amount less than one thousand.

See Notes to Financial Statements

14	American Funds Insurance Series – Portfolio Series

Statements of operations for the six months ended June 30, 2018	unaudited (dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Investment income:
Income:
Dividends from affiliated issuers	$70		$934		$2,548	$5,354	$523
Interest	—		—		248	230	95
	70		934		2,796	5,584	618
Fees and expenses:
Investment advisory services	—		—		720	673	216
Distribution services	43		185		1,200	1,121	360
Insurance administrative services	43		185		1,200	1,121	360
Transfer agent services	—	*	—	*	— *	— *	— *
Accounting and administrative services	—		—		24	23	19
Reports to shareholders	1		3		18	17	6
Registration statement and prospectus	1		7		30	24	10
Trustees’ compensation	—	*	—	*	3	3	1
Auditing and legal	—	*	—	*	9	9	9
Custodian	3		3		4	4	4
Other	—	*	—	*	— *	— *	— *

Total fees and expenses before waivers/reimbursements	91		383		3,208	2,995	985
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—		—		240	224	72
Miscellaneous fee reimbursements	—		—		—	—	21
Total waivers/reimbursements of fees and expenses	—		—		240	224	93
Total fees and expenses after waivers/reimbursements	91		383		2,968	2,771	892
Net investment (loss) income	(21)		551		(172)	2,813	(274)
Net realized gain and unrealized depreciation:
Net realized (loss) gain on:
Investments in affiliated issuers	(14)		(50)		570	756	172
Futures contracts	—		—		(13,771)	(13,354)	(849)
Currency transactions	—		—		(24)	(41)	(1)
Capital gain distributions received from affiliated issuers	2,240		5,712		55,738	41,469	10,787
	2,226		5,662		42,513	28,830	10,109
Net unrealized (depreciation) appreciation on:
Investments in affiliated issuers	(2,009)		(4,391)		(22,596)	(32,410)	(12,591)
Futures contracts	—		—		271	254	98
	(2,009)		(4,391)		(22,325)	(32,156)	(12,493)
Net realized gain and unrealized depreciation	217		1,271		20,188	(3,326)	(2,384)
Net increase (decrease) in net assets resulting from operations	$196		$1,822		$20,016	$(513)	$(2,658)

*	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series – Portfolio Series	15

Statements of changes in net assets	(dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio
	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017
Operations:
Net investment (loss) income	$(21)	$230	$551	$1,688	$(172)	$7,122
Net realized gain	2,226	651	5,662	4,037	42,513	31,639
Net unrealized (depreciation) appreciation	(2,009)	4,188	(4,391)	8,763	(22,325)	82,325
Net increase (decrease) in net assets resulting from operations	196	5,069	1,822	14,488	20,016	121,086
Dividends and distributions paid to shareholders:
Dividends from net investment income	(235)	(117)	(1,322)	(1,380)	(8,649)	(6,769)
Distributions from net realized gain on investments	(656)	(461)	(3,729)	(1,424)	(29,409)	(16,589)
Total dividends and distributions paid to shareholders	(891)	(578)	(5,051)	(2,804)	(38,058)	(23,358)
Net capital share transactions	7,421	12,183	28,855	56,254	135,343	237,525
Total increase in net assets	6,726	16,674	25,626	67,938	117,301	335,253
Net assets:
Beginning of period	29,858	13,184	134,117	66,179	903,621	568,368
End of period	$36,584	$29,858	$159,743	$134,117	$1,020,922	$903,621
(Distributions in excess of) undistributed net investment income	$(22)	$234	$541	$1,312	$(222)	$8,599

	Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio
	Six months ended June 30 2018*	Year ended December 31 2017	Six months ended June 30 2018*	Year ended December 31 2017
Operations:
Net investment (loss) income	$2,813	$9,844	$(274)	$1,796
Net realized gain	28,830	24,588	10,109	5,001
Net unrealized (depreciation) appreciation	(32,156)	71,947	(12,493)	24,831
Net increase (decrease) in net assets resulting from operations	(513)	106,379	(2,658)	31,628
Dividends and distributions paid to shareholders:
Dividends from net investment income	(8,618)	(8,603)	(2,223)	(1,285)
Distributions from net realized gain on investments	(23,151)	(1,336)	(3,611)	—
Total dividends and distributions paid to shareholders	(31,769)	(9,939)	(5,834)	(1,285)
Net capital share transactions	123,489	185,598	77,584	76,579
Total increase in net assets	91,207	282,038	69,092	106,922
Net assets:
Beginning of period	851,487	569,449	250,668	143,746
End of period	$942,694	$851,487	$319,760	$250,668
(Distributions in excess of) undistributed net investment income	$2,767	$8,572	$(289)	$2,208

*	Unaudited.

See Notes to Financial Statements

16	American Funds Insurance Series – Portfolio Series

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds, including the Global Growth Portfolio, Growth and Income Portfolio, Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio (the “funds”). The other 23 funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), three of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Portfolio — Seeks to provide long-term growth of capital.

Growth and Income Portfolio — Seeks to provide long-term growth of capital while providing current income.

Managed Risk Growth Portfolio — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth and Income Portfolio — Seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Managed Risk Global Allocation Portfolio — Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund offers one share class (Class 4 for Global Growth Portfolio and Growth and Income Portfolio, and Class P2 for the three managed risk funds). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

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Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At June 30, 2018, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in a fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of a fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. Certain of the funds may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect such a fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

18	American Funds Insurance Series – Portfolio Series

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because a fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in a fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions, and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

American Funds Insurance Series – Portfolio Series	19

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Asset allocation — A certain fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Liquidity risk — Certain underlying fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market

20	American Funds Insurance Series – Portfolio Series

prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, a fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact a managed risk fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

American Funds Insurance Series – Portfolio Series	21

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in each fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. The average month-end notional amount of futures contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio was $137,164,000, $155,027,000 and $15,888,000, respectively.

The following tables present the financial statement impacts resulting from the managed risk funds’ use of futures contracts as of June 30, 2018 (dollars in thousands):

Managed Risk Growth Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciaton*	$159	Unrealized depreciation*	$—

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$179	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(11,262)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized loss on futures contracts	(2,688)	Net unrealized appreciation on futures contracts	271
			$(13,771)		$271

22	American Funds Insurance Series – Portfolio Series

Managed Risk Growth and Income Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$149	Unrealized depreciation*	$—

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$353	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(11,177)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized loss on futures contracts	(2,530)	Net unrealized appreciation on futures contracts	254
			$(13,354)		$254

Managed Risk Global Allocation Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$66	Unrealized depreciation*	$—

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized gain on futures contracts	$5	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(490)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized loss on futures contracts	(364)	Net unrealized appreciation on futures contracts	98
			$(849)		$98

*	Includes cumulative appreciation (depreciation) on futures contracts as reported in the applicable table after each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

Collateral — Funds that invest in futures contracts participate in a collateral program. The program calls for the fund to pledge highly liquid assets, such as cash or U.S. government securities, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as restricted cash in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

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As of and during the period ended June 30, 2018, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund are as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
As of December 31, 2017:
Undistributed ordinary income	$329	$1,722	$8,599	$8,572	$2,208
Undistributed long-term capital gains	559	3,307	29,361	23,104	3,594
As of June 30, 2018:
Gross unrealized appreciation on investments	1,756	5,002	56,661	42,502	11,430
Gross unrealized depreciation on investments	—	(1,153)	(6,583)	(2,711)	(540)
Net unrealized appreciation on investments	1,756	3,849	50,078	39,791	10,890
Cost of investments	34,857	156,021	971,546	903,584	308,987

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Portfolio

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 4	$331	$560	$891	$180	$398	$578

Growth and Income Portfolio

	Six months ended June 30, 2018			Year ended December 31, 2017
Share class	Ordinary income	Long-term capital gains	Total dividends and distributions paid	Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class 4	$1,733	$3,318	$5,051	$1,842	$962	$2,804

24	American Funds Insurance Series – Portfolio Series

Managed Risk Growth Portfolio

	Six months ended June 30, 2018			Year ended December 31, 2017
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P2	$8,649	$29,409	$38,058	$6,769	$16,589	$23,358

Managed Risk Growth and Income Portfolio

	Six months ended June 30, 2018			Year ended December 31, 2017
			Total			Total
			dividends and			dividends and
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P2	$8,618	$23,151	$31,769	$8,603	$1,336	$9,939

Managed Risk Global Allocation Portfolio

	Six months ended June 30, 2018			Year ended December 31, 2017
Total
			dividends and			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	dividends
Share class	income	capital gains	paid	income	capital gains	paid
Class P2	$2,223	$3,611	$5,834	$1,285	$—	$1,285

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.150% of average daily net assets for the three managed risk funds. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC has agreed to waive a portion of the investment advisory services fees for the three managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the six months ended June 30, 2018, total investment advisory services fees waived by CRMC were $536,000.

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.25% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 4	0.25%	0.25%
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

American Funds Insurance Series – Portfolio Series	25

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds. The services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fees of 0.01% of average daily net assets from the Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The three managed risk funds have a subadministration agreement with BNY Mellon under which each fund compensates BNY Mellon for providing accounting and administrative services. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for Managed Risk Global Allocation Portfolio. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the six months ended June 30, 2018, total expenses reimbursed by CRMC were $21,000.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Portfolio

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 4	$8,202	655	$891	72	$(1,672)	(133)	$7,421	594

Year ended December 31, 2017
Class 4	$13,946	1,261	$578	53	$(2,341)	(211)	$12,183	1,103

26	American Funds Insurance Series – Portfolio Series

Growth and Income Portfolio

			Reinvestments of
	Sales		dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class 4	$28,503	2,468	$5,050	446	$(4,698)	(408)	$28,855	2,506

Year ended December 31, 2017
Class 4	$64,274	5,981	$2,804	257	$(10,824)	(1,003)	$56,254	5,235

Managed Risk Growth Portfolio

			Reinvestments of
	Sales		dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class P2	$108,399	9,566	$38,058	3,404	$(11,114)	(982)	$135,343	11,988

Year ended December 31, 2017
Class P2	$234,896	22,474	$23,358	2,255	$(20,729)	(1,977)	$237,525	22,752

Managed Risk Growth and Income Portfolio

			Reinvestments of
	Sales		dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class P2	$101,708	9,071	$31,769	2,909	$(9,988)	(900)	$123,489	11,080

Year ended December 31, 2017
Class P2	$200,646	19,165	$9,939	937	$(24,987)	(2,414)	$185,598	17,688

Managed Risk Global Allocation Portfolio

			Reinvestments of
	Sales		dividends and distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2018
Class P2	$73,847	6,588	$5,834	531	$(2,097)	(188)	$77,584	6,931

Year ended December 31, 2017
Class P2	$82,444	7,903	$1,285	125	$(7,151)	(714)	$76,578	7,314

9. Investment transactions

Each fund made purchases and sales of investment securities during the six months ended June 30, 2018, as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Purchases of investment securities*	$10,317	$34,731	$160,078	$142,738	$81,194
Sales of investment securities*	1,563	4,655	9,372	8,781	1,721

*	Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series – Portfolio Series	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments[3]		to average net assets after waivers/ reimburse- ments[2,3]		Net effective expense ratio[2,4]		Ratio of net (loss) income to average net assets[2]

Global Growth Portfolio

Class 4:
6/30/18[5,6]	$12.17	$(.01)	$.16	$.15	$(.08)	$(.23)	$(.31)	$12.01	1.12%[7]	$37	.53%[8]		.53%[8]		1.15%[8]		(.12)%[8]
12/31/17	9.77	.12	2.59	2.71	(.06)	(.25)	(.31)	12.17	28.11	30	.62		.56		1.18		1.05
12/31/16	9.45	.12	.29	.41	(.05)	(.04)	(.09)	9.77	4.42	13	.75		.56		1.18		1.30
12/31/15[5,9]	10.00	.12	(.67)	(.55)	—	—	—	9.45	(5.50)[7]	6	1.02	[8]	.58	[8]	1.20	[8]	1.91	[8]

Growth and Income Portfolio

Class 4:
6/30/18[5,6]	$11.40	$.04	$.12	$.16	$(.10)	$(.27)	$(.37)	$11.19	1.37%[7]	$160	.52%[8]		.52%[8]		.96%[8]		.75%[8]
12/31/17	10.13	.17	1.38	1.55	(.13)	(.15)	(.28)	11.40	15.43	134	.53		.53		.97		1.59
12/31/16	9.61	.23	.38	.61	(.07)	(.02)	(.09)	10.13	6.41	66	.57		.55		.99		2.31
12/31/15[5,9]	10.00	.20	(.58)	(.38)	(.01)	—	(.01)	9.61	(3.85)[7]	15	.79	[8]	.58	[8]	1.05	[8]	3.14	[8]

Managed Risk Growth Portfolio

Class P2:
6/30/18[5,6]	$11.16	$— [10]	$.25	$.25	$(.10)	$(.33)	$(.43)	$10.98	2.18%[7]	$1,021	.67%[8]		.62%[8]		1.01%[8]		(.04)%[8]
12/31/17	9.76	.10	1.63	1.73	(.09)	(.24)	(.33)	11.16	18.00	904	.68		.63		1.03		.95
12/31/16	9.39	.11	.26	.37	— [10]	—	— [10]	9.76	3.97	568	.77		.63		1.02		1.12
12/31/15[5,9]	10.00	.18	(.70)	(.52)	(.09)	—	(.09)	9.39	(5.20)[7]	254	.86	[8]	.61	[8]	1.01	[8]	2.77	[8]

Managed Risk Growth and Income Portfolio

Class P2:
6/30/18[5,6]	$11.13	$.03	$(.02)	$.01	$(.10)	$(.28)	$(.38)	$10.76	.03%[7]	$943	.67%[8]		.62%[8]		1.06%[8]		.63%[8]
12/31/17	9.68	.15	1.44	1.59	(.12)	(.02)	(.14)	11.13	16.55	851	.68		.63		1.08		1.38
12/31/16	9.36	.16	.19	.35	(.03)	—	(.03)	9.68	3.70	569	.77		.63		1.08		1.68
12/31/15[5,9]	10.00	.18	(.73)	(.55)	(.09)	—	(.09)	9.36	(5.50)[7]	231	.86	[8]	.61	[8]	1.08	[8]	2.85	[8]

Managed Risk Global Allocation Portfolio

Class P2:
6/30/18[5,6]	$11.04	$(.01)	$(.03)	$(.04)	$(.08)	$(.13)	$(.21)	$10.79	(.43)%[7]	$320	.68%[8]		.62%[8]		1.17%[8]		(.19)%[8]
12/31/17	9.34	.10	1.67	1.77	(.07)	—	(.07)	11.04	19.03	251	.70		.63		1.19		.94
12/31/16	9.24	.10	— [10]	.10	—	—	—	9.34	1.08	144	.77		.63		1.20		1.08
12/31/15[5,9]	10.00	.14	(.81)	(.67)	(.09)	—	(.09)	9.24	(6.71)[7]	65	.90	[8]	.56	[8]	1.13	[8]	2.22	[8]

28	American Funds Insurance Series – Portfolio Series

	Six months ended	Year ended December 31		For the period ended
Portfolio turnover rate	June 30, 2018[5,6,7]	2017	2016	December 31, 2015[5,7,9]
Global Growth Portfolio	5%	10%	17%	32%
Growth and Income Portfolio	3	10	18	10
Managed Risk Growth Portfolio	1	7	6	4
Managed Risk Growth and Income Portfolio	1	10	3	4
Managed Risk Global Allocation Portfolio	— [11]	8	13	15

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements by CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees and reimbursed a portion of miscellaneous fees and expenses for Global Growth Portfolio, Growth and Income Portfolio, Managed Risk Growth Portfolio and Managed Risk Growth and Income Portfolio. During all of the periods shown, CRMC waived a portion of investment advisory services fees and reimbursed a portion of miscellaneous fees and expenses for the Managed Risk Global Allocation Portfolio.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See Expense Example for further information regarding fees and expenses.
[5]	Based on operations for a period that is less than a full year.
[6]	Unaudited.
[7]	Not annualized.
[8]	Annualized.
[9]	For the period May 1, 2015, commencement of operations, through December 31, 2015.
[10]	Amount less than $.01.
[11]	Amount is either less than 1% or there is no turnover.

American Funds Insurance Series – Portfolio Series	29

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2018, through June 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Funds Insurance Series – Portfolio Series

	Beginning account value 1/1/2018	Ending account value 6/30/2018	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Global Growth Portfolio
Class 4 – actual return	$1,000.00	$1,011.22	$2.64	.53%	$5.73	1.15%
Class 4 – assumed 5% return	1,000.00	1,022.17	2.66	.53	5.76	1.15
Growth and Income Portfolio
Class 4 – actual return	$1,000.00	$1,013.71	$2.60	.52%	$4.79	.96%
Class 4 – assumed 5% return	1,000.00	1,022.22	2.61	.52	4.81	.96
Managed Risk Growth Portfolio
Class P2 – actual return	$1,000.00	$1,021.82	$3.11	.62%	$5.06	1.01%
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.06	1.01
Managed Risk Growth and Income Portfolio
Class P2 – actual return	$1,000.00	$1,000.34	$3.08	.62%	$5.26	1.06%
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.31	1.06
Managed Risk Global Allocation Portfolio
Class P2 – actual return	$1,000.00	$995.70	$3.07	.62%	$5.79	1.17%
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.86	1.17

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Portfolio Series	31

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32	American Funds Insurance Series – Portfolio Series

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American Funds Insurance Series – Portfolio Series	33

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34	American Funds Insurance Series – Portfolio Series

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American Funds Insurance Series – Portfolio Series	35

Offices of the series and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

36	American Funds Insurance Series – Portfolio Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“Proxy Voting Guidelines for American Funds Insurance Series — Portfolio Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete June 30, 2018, portfolios of American Funds Insurance Series — Portfolio Series investments are available free of charge by calling AFS or visiting the SEC website (where they are part of form N-CSR).

American Funds Insurance Series — Portfolio Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Portfolio Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectuses for American Funds Insurance Series — Portfolio Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright© 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

Printed on recycled paper

The Capital Advantage®

Since 1931, American Funds® by Capital Group has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record for American Funds Insurance Series®.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 93% of 10-year periods and 100% of 20-year periods. Our fixed income funds have beaten comparable Lipper indexes in 69% of 10-year periods and 84% of 20-year periods.2 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.3

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2018.
[2]	Based on Class 1 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Portfolio Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), High Yield Funds Index (High-Income Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund.
[3]	Based on management fees for the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

Lit. No. INGESRX-825-0818P Litho in USA RCG/QD/6311-S66291

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®
Global Growth Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 90.66% Information technology 31.08%	Shares	Value (000)
ASML Holding NV	648,442	$128,505
ASML Holding NV (New York registered)	517,300	102,410
Alphabet Inc., Class A1	130,000	146,795
Alphabet Inc., Class C1	71,052	79,269
Taiwan Semiconductor Manufacturing Co., Ltd.	26,955,000	191,408
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	12,248
Facebook, Inc., Class A1	898,500	174,597
Microsoft Corp.	1,583,100	156,109
Visa Inc., Class A	998,800	132,291
Alibaba Group Holding Ltd. (ADR)[1]	671,050	124,500
Nintendo Co., Ltd.	345,600	112,999
Broadcom Inc.	373,700	90,675
Tencent Holdings Ltd.	1,800,000	90,349
Just Eat PLC[1]	5,292,000	54,406
AAC Technologies Holdings Inc.	3,806,540	53,613
Temenos AG	335,000	50,742
Largan Precision Co., Ltd.	255,000	37,554
PagSeguro Digital Ltd., Class A1	1,340,900	37,210
Intel Corp.	598,500	29,751
Baidu, Inc., Class A (ADR)[1]	112,000	27,216
Samsung Electronics Co., Ltd., nonvoting preferred	792,250	26,764
Murata Manufacturing Co., Ltd.	155,000	26,068
Amphenol Corp., Class A	265,000	23,095
Jack Henry & Associates, Inc.	98,000	12,775
VeriSign, Inc.[1]	90,000	12,368
TE Connectivity Ltd.	120,000	10,807
Tech Mahindra Ltd.	596,894	5,710
		1,950,234
Consumer discretionary 17.89%
Amazon.com, Inc.[1]	262,400	446,028
Booking Holdings Inc.[1]	39,000	79,057
NIKE, Inc., Class B	790,500	62,987
Home Depot, Inc.	236,800	46,200
Naspers Ltd., Class N	177,000	44,968
Moncler SpA	915,000	41,673
Ctrip.com International, Ltd. (ADR)[1]	797,000	37,961
Wynn Macau, Ltd.	9,846,400	31,689
ASOS PLC[1]	370,000	29,797
Newell Brands Inc.	1,110,000	28,627
MGM China Holdings, Ltd.	10,962,000	25,429
Tiffany & Co.	190,000	25,004
GVC Holdings PLC	1,559,000	21,624
Nitori Holdings Co., Ltd.	135,000	21,070
Burberry Group PLC	692,400	19,738
McDonald’s Corp.	125,700	19,696
CBS Corp., Class B	334,850	18,825
American Funds Insurance Series — Global Growth Fund — Page 1 of 171

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Luxottica Group SpA	270,617	$17,464
Maruti Suzuki India Ltd.	120,000	15,458
Brilliance China Automotive Holdings Ltd.	7,494,000	13,525
Sony Corp.	243,000	12,431
Sodexo SA	122,000	12,198
Twenty-First Century Fox, Inc., Class A	242,000	12,025
Cie. Financière Richemont SA, Class A	121,450	10,316
Suzuki Motor Corp.	182,000	10,057
Valeo SA, non-registered shares	175,000	9,568
MGM Resorts International	320,000	9,290
		1,122,705
Financials 9.70%
AIA Group Ltd.	15,004,900	131,199
JPMorgan Chase & Co.	853,600	88,945
Kotak Mahindra Bank Ltd.	3,471,000	68,034
MarketAxess Holdings Inc.	211,000	41,749
Prudential PLC	1,793,884	41,064
Société Générale	923,000	38,928
Moscow Exchange MICEX-RTS PJSC	12,640,000	21,853
SunTrust Banks, Inc.	317,000	20,928
AXA SA	656,000	16,099
ORIX Corp.	1,017,000	16,093
CME Group Inc., Class A	97,200	15,933
Banco Santander, SA	2,946,020	15,798
BlackRock, Inc.	30,600	15,271
Berkshire Hathaway Inc., Class A1	54	15,230
Bankinter, SA	1,281,000	12,479
HSBC Holdings PLC (GBP denominated)	1,250,000	11,724
Grupo Financiero Galicia SA, Class B (ADR)	327,000	10,785
Sberbank of Russia PJSC (ADR)	645,500	9,318
GT Capital Holdings, Inc.	545,000	9,293
Credit Suisse Group AG	516,522	7,798
		608,521
Health care 9.69%
UnitedHealth Group Inc.	324,200	79,539
Sartorius AG, non-registered shares, nonvoting preferred	381,500	57,071
Express Scripts Holding Co.[1]	729,300	56,309
Boston Scientific Corp.[1]	1,638,200	53,569
Merck & Co., Inc.	820,000	49,774
AstraZeneca PLC	652,300	45,222
Mettler-Toledo International Inc.[1]	65,000	37,611
Fisher & Paykel Healthcare Corp. Ltd.	3,680,000	37,113
Bayer AG	309,860	34,141
Genmab A/S1	167,000	25,778
Regeneron Pharmaceuticals, Inc.[1]	64,200	22,148
CSL Ltd.	147,000	20,955
Aetna Inc.	110,000	20,185
Straumann Holding AG	22,200	16,925
Hypera SA, ordinary nominative	2,220,000	15,815
bioMérieux SA	135,000	12,155
William Demant Holding A/S1	228,540	9,199
American Funds Insurance Series — Global Growth Fund — Page 2 of 171

unaudited
Common stocks Health care (continued)	Shares	Value (000)
Novartis AG	108,000	$8,210
Vertex Pharmaceuticals Inc.[1]	38,600	6,560
		608,279
Consumer staples 6.29%
British American Tobacco PLC	1,710,800	86,475
Nestlé SA	739,650	57,436
Philip Morris International Inc.	602,200	48,621
Uni-Charm Corp.	1,157,000	34,831
Coca-Cola European Partners plc	832,000	33,812
Pernod Ricard SA	200,000	32,675
Shoprite Holdings Ltd.	1,432,000	23,030
Lenta Ltd. (GDR)[1]	1,702,100	9,379
Lenta Ltd. (GDR)[1,2]	1,211,900	6,677
Associated British Foods PLC	428,000	15,466
Costco Wholesale Corp.	59,500	12,434
Coca-Cola HBC AG (CDI)	336,700	11,247
Alimentation Couche-Tard Inc., Class B	256,500	11,143
Coca-Cola FEMSA, SAB de CV, Series L	1,965,000	11,127
		394,353
Industrials 5.80%
Airbus SE, non-registered shares	1,177,500	137,866
ASSA ABLOY AB, Class B	1,677,000	35,743
Ryanair Holdings PLC (ADR)[1]	307,000	35,069
Geberit AG	65,000	27,955
Alliance Global Group, Inc.[1]	111,060,000	24,182
Caterpillar Inc.	168,800	22,901
Boeing Co.	51,300	17,212
IDEX Corp.	122,400	16,705
Aalberts Industries NV, non-registered shares	315,000	15,089
Rockwool International A/S, Class B	33,293	13,004
Johnson Controls International PLC	285,800	9,560
NIBE Industrier AB, Class B	817,914	8,779
		364,065
Energy 2.07%
Royal Dutch Shell PLC, Class B	1,042,000	37,315
Reliance Industries Ltd.	2,090,000	29,664
LUKOIL Oil Co. PJSC (ADR)	306,700	20,972
Gazprom PJSC (ADR)	4,173,000	18,365
Occidental Petroleum Corp.	114,000	9,540
Schlumberger Ltd.	132,000	8,848
Baker Hughes, a GE Co., Class A	162,000	5,351
		130,055
Materials 2.07%
Sherwin-Williams Co.	155,500	63,377
Glencore PLC	6,150,000	29,382
Randgold Resources Ltd.	250,000	19,202
Air Liquide SA, bonus shares[3]	79,200	9,961
DowDuPont Inc.	123,027	8,110
		130,032
American Funds Insurance Series — Global Growth Fund — Page 3 of 171

unaudited
Common stocks Telecommunication services 1.09%	Shares	Value (000)
SoftBank Group Corp.	776,000	$55,883
BT Group PLC	4,250,000	12,216
		68,099
Miscellaneous 4.98%
Other common stocks in initial period of acquisition		312,437
Total common stocks (cost: $3,548,106,000)		5,688,780
Bonds, notes & other debt instruments 0.02% U.S. Treasury bonds & notes 0.02% U.S. Treasury 0.02%	Principal amount (000)
U.S. Treasury 0.875% 2018	$1,000	1,000
Total bonds, notes & other debt instruments (cost: $1,000,000)		1,000
Short-term securities 9.03%
Caisse d’Amortissement de la Dette Sociale 1.99% due 7/9/2018	15,000	14,993
Mizuho Bank, Ltd. 1.90%–2.04% due 7/2/2018–7/20/2018[2]	134,100	133,977
National Australia Bank Ltd. 2.08% due 8/21/2018[2]	76,100	75,862
Nestlé Capital Corp. 2.08% due 9/4/2018[2]	24,800	24,707
Nordea Bank AB 2.22% due 9/17/2018[2]	50,000	49,763
Sumitomo Mitsui Banking Corp. 2.00%–2.10% due 7/23/2018–8/21/2018[2]	134,700	134,348
Swedbank AB 1.85%–2.23% due 7/2/2018–9/27/2018	133,800	133,274
Total short-term securities (cost: $566,959,000)		566,924
Total investment securities 99.71% (cost: $4,116,065,000)		6,256,704
Other assets less liabilities 0.29%		18,151
Net assets 100.00%		$6,274,855
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD5,295	JPY581,294	Bank of America, N.A.	7/25/2018	$35
JPY581,294	USD5,263	Goldman Sachs	7/25/2018	(3)
				$32
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $325,640,000, which represented 5.19% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $9,961,000, which represented .16% of the net assets of the fund.

American Funds Insurance Series — Global Growth Fund — Page 4 of 171

unaudited
Key to abbreviations and symbol
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GBP = British pounds
GDR = Global Depositary Receipts
JPY = Japanese yen
USD/$ = U.S. dollars
American Funds Insurance Series — Global Growth Fund — Page 5 of 171

Global Small Capitalization Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 91.02% Health care 21.61%	Shares	Value (000)
GW Pharmaceuticals PLC (ADR)[1]	746,460	$104,161
Insulet Corp.[1]	879,755	75,395
Integra LifeSciences Holdings Corp.[1]	1,025,423	66,047
iRhythm Technologies, Inc.[1]	807,980	65,551
China Biologic Products Holdings, Inc.[1]	524,000	52,049
Madrigal Pharmaceuticals, Inc.[1]	177,800	49,729
WuXi Biologics (Cayman) Inc.[1]	3,729,800	41,526
Molina Healthcare, Inc.[1]	420,000	41,135
NuCana PLC (ADR)[1,2]	2,067,724	39,287
Evolent Health, Inc., Class A1	1,436,000	30,228
CONMED Corp.	399,000	29,207
athenahealth, Inc.[1]	176,000	28,009
Illumina, Inc.[1]	100,200	27,985
CryoLife, Inc.[1]	898,000	25,009
Bluebird Bio, Inc.[1]	154,765	24,290
Haemonetics Corp.[1]	245,500	22,016
Nakanishi Inc.	969,000	22,012
Tabula Rasa HealthCare, Inc.[1]	340,312	21,722
Wright Medical Group NV1	753,400	19,558
PRA Health Sciences, Inc.[1]	202,800	18,933
Osstem Implant Co., Ltd.[1]	412,245	18,828
Hikma Pharmaceuticals PLC	869,000	17,214
BioMarin Pharmaceutical Inc.[1]	172,000	16,202
Ultragenyx Pharmaceutical Inc.[1]	203,374	15,633
Encompass Health Corp.	219,000	14,831
NuVasive, Inc.[1]	200,000	10,424
ImmunoGen, Inc.[1]	1,048,000	10,197
Divi’s Laboratories Ltd.	584,864	8,866
Genomma Lab Internacional, SAB de CV, Series B1	5,400,000	4,511
Teleflex Inc.	12,000	3,219
NantKwest, Inc.[1]	773,700	2,368
Capio AB	472,004	2,261
		928,403
Consumer discretionary 18.00%
Melco International Development Ltd.	17,379,000	53,495
GVC Holdings PLC	3,573,748	49,570
Five Below, Inc.[1]	457,000	44,653
Seria Co., Ltd.	789,526	37,938
Entertainment One Ltd.	7,563,697	36,714
Hilton Grand Vacations Inc.[1]	1,033,100	35,849
Cedar Fair, LP	531,000	33,458
Domino’s Pizza, Inc.	100,000	28,217
Caesars Entertainment Corp.[1]	2,375,836	25,421
Kyoritsu Maintenance Co., Ltd.	401,100	22,027
Tele Columbus AG1	2,743,000	19,059
American Funds Insurance Series — Global Small Capitalization Fund — Page 6 of 171

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Countryside Properties PLC	4,005,566	$18,185
Belmond Ltd., Class A1	1,624,000	18,108
Grand Canyon Education, Inc.[1]	141,000	15,737
Ted Baker PLC	542,500	15,422
National Vision Holdings, Inc.[1]	397,500	14,537
Nifco Inc.	466,000	14,437
Texas Roadhouse, Inc.	210,000	13,757
Vail Resorts, Inc.	49,673	13,620
ServiceMaster Global Holdings, Inc.[1]	218,000	12,964
Brunello Cucinelli SPA	280,865	12,546
Inchcape PLC	1,204,600	12,408
Melco Resorts & Entertainment Ltd. (ADR)	425,000	11,900
Paddy Power Betfair PLC	106,393	11,803
Hostelworld Group PLC	2,823,000	11,736
Aritzia Inc., subordinate voting shares[1]	954,340	11,324
Man Wah Holdings Ltd.	14,118,400	11,085
AA PLC	6,744,804	11,051
zooplus AG, non-registered shares[1]	55,600	10,389
Zhongsheng Group Holdings Ltd.	3,419,000	10,263
Casio Computer Co., Ltd.	520,000	8,464
Elang Mahkota Teknologi Tbk PT	13,386,100	8,360
Hyundai Wia Corp.	211,948	7,750
Taiwan Paiho Ltd.	3,621,000	7,625
Cie. Plastic Omnium SA	178,600	7,552
Gestamp Automocion SA, non-registered shares[1]	945,000	7,090
Greene King PLC	911,618	6,925
Momo.com Inc.	938,000	6,645
Dine Brands Global, Inc.	84,920	6,352
Lions Gate Entertainment Corp., Class A	250,000	6,205
WE Solutions Ltd.[1]	40,044,000	6,023
Cuckoo Homesys Co., Ltd.[1]	28,563	5,690
ElringKlinger AG	421,200	5,406
Cuckoo Holdings Co., Ltd.	33,836	5,389
Greggs PLC	375,200	4,929
Daily Mail and General Trust PLC, Class A, nonvoting	485,000	4,740
Toll Brothers, Inc.	105,000	3,884
Eclat Textile Co., Ltd.	305,120	3,628
NAN LIU Enterprise Co., Ltd.	633,000	3,592
ASOS PLC[1]	40,600	3,270
Chow Sang Sang Holdings International Ltd.	1,622,000	3,126
PT Surya Citra Media Tbk	21,510,000	3,092
Talwalkars Lifestyles Ltd.[1]	1,020,000	2,244
DO & CO AG, non-registered shares	35,366	2,098
Mulberry Group PLC	191,000	1,828
Minor International PCL, nonvoting depositary receipt	1,373,000	1,347
POLYTEC Holding AG, non-registered shares	81,244	1,159
Talwalkars Better Value Fitness Ltd.	1,020,000	727
China Zenix Auto International Ltd. (ADR)[1]	428,500	279
		773,092
Information technology 13.53%
Qorvo, Inc.[1]	600,900	48,174
Paycom Software, Inc.[1]	428,885	42,387
Mellanox Technologies, Ltd.[1]	423,200	35,676
Hamamatsu Photonics KK	735,753	31,632
American Funds Insurance Series — Global Small Capitalization Fund — Page 7 of 171

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
Topcon Corp.	1,707,510	$29,303
VTech Holdings Ltd.	2,189,000	25,264
ZPG PLC	3,813,656	24,592
Cree, Inc.[1]	538,507	22,386
Zebra Technologies Corp., Class A1	155,000	22,204
Lumentum Holdings Inc.[1]	364,500	21,104
WIN Semiconductors Corp.	2,645,489	19,046
AAC Technologies Holdings Inc.	1,305,561	18,388
II-VI, Inc.[1]	423,000	18,379
Moneysupermarket.com Group PLC	4,295,000	17,850
Cypress Semiconductor Corp.	850,000	13,243
Inphi Corp.[1]	405,000	13,207
X-FAB Silicon Foundries SE1	1,260,947	12,752
Integrated Device Technology, Inc.[1]	386,000	12,306
Silicon Laboratories Inc.[1]	122,000	12,151
Money Forward, Inc.[1]	233,104	11,538
Cognex Corp.	250,000	11,152
Mitel Networks Corp.[1]	1,000,000	10,970
Endurance International Group Holdings, Inc.[1]	1,082,000	10,766
Vanguard International Semiconductor Corp.	4,700,000	10,760
MACOM Technology Solutions Holdings, Inc.[1]	421,000	9,700
Viavi Solutions Inc.[1]	894,600	9,161
Coupa Software Inc.[1]	126,000	7,842
DocuSign, Inc.[1]	147,100	7,789
YY Inc., Class A (ADR)[1]	76,000	7,636
Kingboard Chemical Holdings Ltd.	2,039,000	7,459
Faraday Technology Corp.	3,581,000	7,024
Bechtle AG, non-registered shares	87,500	6,754
RIB Software SE	277,200	6,442
j2 Global, Inc.	70,000	6,063
Finisar Corp.[1]	320,000	5,760
AGTech Holdings Ltd.[1]	30,000,000	3,059
Okta, Inc., Class A1	27,263	1,373
		581,292
Financials 10.13%
Kotak Mahindra Bank Ltd.	3,282,732	64,344
Texas Capital Bancshares, Inc.[1]	514,201	47,049
Trupanion, Inc.[1]	1,063,800	41,063
Essent Group Ltd.[1]	1,018,841	36,495
Webster Financial Corp.	553,000	35,226
Cannae Holdings, Inc.[1]	1,625,000	30,144
Avanza Bank Holding AB	560,129	28,767
Close Brothers Group PLC	905,303	17,754
EFG International AG	2,231,703	16,767
Bharat Financial Inclusion Ltd.[1]	914,511	15,437
NMI Holdings, Inc.[1]	928,075	15,128
Eagle Bancorp, Inc.[1]	236,000	14,467
City Union Bank Ltd.	5,185,775	13,980
Numis Corp. PLC	2,022,302	11,049
Fanhua Inc. (ADR)	330,000	9,405
Uzabase, Inc.[1]	316,000	9,347
BPER Banca SPA	1,472,000	8,091
Eurobank Ergasias SA1	5,950,000	6,219
Signature Bank[1]	42,000	5,371
American Funds Insurance Series — Global Small Capitalization Fund — Page 8 of 171

unaudited
Common stocks Financials (continued)	Shares	Value (000)
Bank of Ireland Group PLC	469,984	$3,669
National Bank of Pakistan[1]	5,270,000	2,055
Permanent TSB Group Holdings PLC[1]	750,000	1,752
Bank of Cyprus Holdings PLC[1]	622,100	1,736
		435,315
Industrials 9.33%
International Container Terminal Services, Inc.	20,180,000	29,230
Advanced Disposal Services, Inc.[1]	1,159,501	28,732
Nihon M&A Center Inc.	837,392	24,317
Bravida Holding AB	2,729,000	21,678
Curtiss-Wright Corp.	168,084	20,005
Tsubaki Nakashima Co., Ltd.	828,361	19,535
Nabtesco Corp.	592,796	18,258
Grafton Group PLC, units	1,557,000	16,357
Johnson Electric Holdings Ltd.	5,162,000	15,034
NORMA Group SE, non-registered shares	215,718	14,800
Air Lease Corp., Class A	350,000	14,690
BWX Technologies, Inc.	235,665	14,687
Matson, Inc.	379,000	14,546
Boyd Group Income Fund	143,300	12,776
Allegiant Travel Co.	86,642	12,039
Generac Holdings Inc.[1]	210,000	10,863
Amara Raja Batteries Ltd.	969,766	10,278
Fujitec Co., Ltd.	815,000	10,048
J. Kumar Infraprojects Ltd.	2,901,000	9,662
AKR Corporindo Tbk PT	30,527,800	9,161
Bossard Holding AG	44,100	8,207
Trust Tech Inc.	232,000	8,162
Carborundum Universal Ltd.	1,740,000	8,048
Havells India Ltd.[1]	977,874	7,755
eHi Car Services Limited (ADR)[1]	598,100	7,751
Nexans SA	221,000	7,621
Harmonic Drive Systems Inc.	176,400	7,473
KeyW Holding Corp.[1]	750,000	6,555
Europcar Groupe SA	464,040	4,842
va-Q-tec AG1	262,000	3,503
Talgo SA, non-registered shares[1]	568,402	3,412
Alliance Global Group, Inc.[1]	3,754,200	817
		400,842
Energy 3.17%
SM Energy Co.	1,111,000	28,542
Whitecap Resources Inc.	3,674,880	24,906
Cactus, Inc., Class A1	603,100	20,379
Kosmos Energy Ltd.[1]	1,765,000	14,597
Venture Global LNG, Inc., Series C1,3,4,5,6	2,760	13,979
Source Energy Services Ltd.[1]	2,183,000	8,253
Tullow Oil PLC[1]	2,059,866	6,660
Independence Contract Drilling, Inc.[1]	1,214,071	5,002
RSP Permian, Inc.[1]	110,000	4,842
Golar LNG Ltd.	158,300	4,663
Ophir Energy PLC[1]	6,652,492	4,434
		136,257
American Funds Insurance Series — Global Small Capitalization Fund — Page 9 of 171

unaudited
Common stocks Real estate 2.85%	Shares	Value (000)
WHA Corp. PCL	372,370,250	$41,137
MGM Growth Properties LLC REIT, Class A	1,323,600	40,317
Inmobiliaria Colonial Socimi SA REIT	900,000	9,948
Mahindra Lifespace Developers Ltd.	1,069,195	8,721
KKR Real Estate Finance Trust Inc. REIT	423,700	8,381
K. Wah International Holdings Ltd.	8,789,639	5,064
BR Properties SA, ordinary nominative	1,284,800	3,016
Prologis Property Mexico, SA de CV REIT	1,538,600	2,838
São Carlos Empreendimentos e Participações S.A	344,300	2,754
		122,176
Materials 2.82%
Lundin Mining Corp.	6,820,000	37,922
Sirius Minerals PLC[1]	44,273,655	19,329
PolyOne Corp.	350,000	15,127
Buzzi Unicem SPA	429,000	10,516
CPMC Holdings Ltd.	11,300,000	6,985
Steel Dynamics, Inc.	148,300	6,814
Allegheny Technologies Inc.[1]	250,500	6,292
Indorama Ventures PCL, foreign registered	3,658,000	6,045
Hudbay Minerals Inc.	1,037,900	5,787
Arkema SA	27,400	3,245
KOLON Industries, Inc.	50,000	3,033
		121,095
Consumer staples 2.75%
Varun Beverages Ltd.	2,504,974	27,552
Treasury Wine Estates Ltd.	1,834,975	23,615
COSMOS Pharmaceutical Corp.	90,546	18,385
Century Pacific Food, Inc.	32,693,000	9,802
Philip Morris CR AS	10,500	7,217
Emperador Inc.	45,300,000	6,273
Kernel Holding SA	493,041	6,259
Morinaga & Co., Ltd.	119,400	5,727
PriceSmart, Inc.	56,700	5,131
Milbon Co., Ltd.	102,900	4,614
Delfi Ltd.	3,729,800	3,422
		117,997
Utilities 1.65%
ENN Energy Holdings Ltd.	4,991,400	49,083
REN - Redes Energéticas Nacionais, SGPS, SA, non-registered shares	6,201,733	17,382
EDP - Energias do Brasil SA	877,900	3,141
Energy World Corp. Ltd.[1]	10,848,344	1,365
		70,971
Telecommunication services 0.42%
TalkTalk Telecom Group PLC	4,905,500	6,798
Play Communications SA, non-registered shares	795,000	5,433
Zegona Communications PLC	1,980,903	3,085
Indosat Tbk PT	12,616,000	2,800
		18,116
American Funds Insurance Series — Global Small Capitalization Fund — Page 10 of 171

unaudited
Common stocks Miscellaneous 4.76%	Shares	Value (000)
Other common stocks in initial period of acquisition		$204,413
Total common stocks (cost: $2,970,217,000)		3,909,969
Convertible bonds 0.18% Consumer discretionary 0.18%	Principal amount (000)
Caesars Entertainment Corp., convertible notes, 5.00% 2024	$—[7]	7,655
Total convertible bonds (cost: $8,455,000)		7,655
Bonds, notes & other debt instruments 0.09% U.S. Treasury bonds & notes 0.09% U.S. Treasury 0.09%
U.S. Treasury 0.875% 2018	$4,125	4,123
Total bonds, notes & other debt instruments (cost: $4,124,000)		4,123
Short-term securities 8.66%
Australia & New Zealand Banking Group, Ltd. 1.95% due 7/13/2018[6]	40,000	39,970
BNP Paribas, New York Branch 2.22% due 9/4/2018	38,600	38,447
Federal Home Loan Bank 1.79%–1.90% due 7/13/2018–8/13/2018	86,200	86,073
Nordea Bank AB 2.25% due 9/21/2018[6]	5,600	5,572
Province of Ontario 1.91% due 7/5/2018	37,600	37,588
Sumitomo Mitsui Banking Corp. 2.24% due 8/28/2018[6]	50,000	49,825
Swedbank AB 1.85%–2.21% due 7/2/2018–7/23/2018	91,400	91,366
U.S. Treasury Bills 1.87% due 8/30/2018	23,100	23,029
Total short-term securities (cost: $371,865,000)		371,870
Total investment securities 99.95% (cost: $3,354,661,000)		4,293,617
Other assets less liabilities 0.05%		2,254
Net assets 100.00%		$4,295,871
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — Global Small Capitalization Fund — Page 11 of 171

unaudited
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD16,095	JPY1,765,175	JPMorgan Chase	7/10/2018	$140
JPY1,765,175	USD15,959	Bank of America, N.A.	7/10/2018	(4)
USD9,832	INR663,163	Citibank	7/17/2018	173
INR663,163	USD9,666	JPMorgan Chase	7/17/2018	(8)
GBP26,030	USD34,286	JPMorgan Chase	7/23/2018	106
USD34,329	GBP26,030	Bank of New York Mellon	7/23/2018	(62)
USD10,502	GBP7,908	Citibank	7/25/2018	53
GBP7,908	USD10,419	Citibank	7/25/2018	30
				$428

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $13,979,000, which represented .33% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $109,346,000, which represented 2.55% of the net assets of the fund.
[7]	Amount less than one thousand.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Series C	5/1/2015	$8,280	$13,979.33%

Key to abbreviations and symbol
ADR = American Depositary Receipts
GBP = British pounds
INR = Indian rupees
JPY = Japanese yen
USD/$ = U.S. dollars
American Funds Insurance Series — Global Small Capitalization Fund — Page 12 of 171

Growth Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 96.07% Information technology 33.31%	Shares	Value (000)
Facebook, Inc., Class A1	7,340,500	$1,426,406
Alphabet Inc., Class C1	713,000	795,458
Alphabet Inc., Class A1	396,500	447,724
Microsoft Corp.	11,254,000	1,109,757
Broadcom Inc.	3,248,100	788,119
ASML Holding NV (New York registered)	2,382,000	471,565
ASML Holding NV	1,199,568	237,725
ServiceNow, Inc.[1]	3,093,000	533,450
Visa Inc., Class A	2,955,000	391,390
Taiwan Semiconductor Manufacturing Co., Ltd.	36,360,000	258,194
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,975,392	108,780
Intel Corp.	4,790,000	238,111
Activision Blizzard, Inc.	2,996,300	228,678
Samsung Electronics Co., Ltd.	4,450,000	186,265
Samsung Electronics Co., Ltd., nonvoting preferred	565,000	19,087
Alibaba Group Holding Ltd. (ADR)[1]	875,000	162,339
Intuit Inc.	650,000	132,798
Paycom Software, Inc.[1]	1,260,600	124,585
Square, Inc., Class A1	1,985,000	122,355
Workday, Inc., Class A1	838,000	101,499
Hexagon AB, Class B	1,788,300	99,730
TE Connectivity Ltd.	1,065,000	95,914
Nintendo Co., Ltd.	250,000	81,741
Murata Manufacturing Co., Ltd.	387,000	65,085
Amphenol Corp., Class A	650,000	56,647
Jack Henry & Associates, Inc.	407,000	53,057
Fiserv, Inc.[1]	706,000	52,308
RingCentral, Inc., Class A1	680,000	47,838
PayPal Holdings, Inc.[1]	513,000	42,717
Apple Inc.	209,000	38,688
Sabre Corp.	1,314,300	32,384
VeriSign, Inc.[1]	185,000	25,423
Snap Inc., Class A1	1,179,600	15,441
		8,591,258
Consumer discretionary 21.43%
Amazon.com, Inc.[1]	1,147,916	1,951,229
Netflix, Inc.[1]	2,110,000	825,917
Tesla, Inc.[1]	1,813,000	621,768
Home Depot, Inc.	2,292,000	447,169
NIKE, Inc., Class B	4,505,000	358,958
Booking Holdings Inc.[1]	151,531	307,167
Charter Communications, Inc., Class A1	973,680	285,493
Comcast Corp., Class A	8,685,000	284,955
Ulta Beauty, Inc.[1]	700,000	163,422
MGM Resorts International	2,175,000	63,140
American Funds Insurance Series — Growth Fund — Page 13 of 171

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Newell Brands Inc.	1,818,900	$46,910
Luxottica Group SpA	689,000	44,463
Domino’s Pizza, Inc.	141,866	40,030
Norwegian Cruise Line Holdings Ltd.[1]	670,000	31,658
Sturm, Ruger & Co., Inc.	557,788	31,236
Paddy Power Betfair PLC	220,000	24,407
		5,527,922
Health care 13.87%
UnitedHealth Group Inc.	3,137,600	769,779
Intuitive Surgical, Inc.[1]	940,500	450,010
Regeneron Pharmaceuticals, Inc.[1]	1,194,000	411,918
Humana Inc.	993,200	295,606
Vertex Pharmaceuticals Inc.[1]	1,559,200	265,002
Centene Corp.[1]	1,808,400	222,813
Boston Scientific Corp.[1]	5,997,000	196,102
Aetna Inc.	1,030,000	189,005
Thermo Fisher Scientific Inc.	795,000	164,676
Illumina, Inc.[1]	550,000	153,609
Express Scripts Holding Co.[1]	1,151,200	88,884
DexCom, Inc.[1]	920,000	87,382
Hologic, Inc.[1]	2,190,000	87,053
ResMed Inc.	755,000	78,203
Johnson & Johnson	527,800	64,043
Merck & Co., Inc.	700,000	42,490
Incyte Corp.[1]	171,000	11,457
		3,578,032
Financials 9.93%
Wells Fargo & Co.	9,990,454	553,871
BlackRock, Inc.	539,000	268,983
Goldman Sachs Group, Inc.	922,400	203,454
JPMorgan Chase & Co.	1,947,000	202,877
Berkshire Hathaway Inc., Class A1	410	115,636
Berkshire Hathaway Inc., Class B1	363,734	67,891
PNC Financial Services Group, Inc.	1,083,600	146,394
Legal & General Group PLC	40,158,246	140,977
Bank of America Corp.	4,015,000	113,183
Capital One Financial Corp.	1,111,100	102,110
FCB Financial Holdings, Inc., Class A1	1,680,000	98,784
Onex Corp.	1,342,800	98,556
First Republic Bank	755,000	73,077
T. Rowe Price Group, Inc.	627,500	72,847
CME Group Inc., Class A	350,100	57,388
Oaktree Capital Group, LLC	1,162,000	47,235
MarketAxess Holdings Inc.	180,000	35,615
Chubb Ltd.	250,000	31,755
Synchrony Financial	935,000	31,210
Fifth Third Bancorp	1,044,600	29,980
Webster Financial Corp.	464,000	29,557
Morgan Stanley	411,000	19,481
Financial Engines, Inc.	425,000	19,083
		2,559,944
American Funds Insurance Series — Growth Fund — Page 14 of 171

unaudited
Common stocks Energy 7.13%	Shares	Value (000)
EOG Resources, Inc.	2,402,400	$298,931
Concho Resources Inc.[1]	1,870,000	258,714
Noble Energy, Inc.	5,663,000	199,791
Suncor Energy Inc.	4,588,116	186,714
Pioneer Natural Resources Co.	810,000	153,284
Chevron Corp.	1,000,000	126,430
Halliburton Co.	2,500,000	112,650
Schlumberger Ltd.	1,650,000	110,599
Diamondback Energy, Inc.	687,721	90,483
Royal Dutch Shell PLC, Class B (ADR)	760,100	55,221
Royal Dutch Shell PLC, Class A (ADR)	70,279	4,866
Tourmaline Oil Corp.	3,244,100	57,965
Seven Generations Energy Ltd., Class A1	5,050,000	55,661
Murphy Oil Corp.	1,043,200	35,229
Cabot Oil & Gas Corp.	1,227,900	29,224
Enbridge Inc. (CAD denominated)[2]	664,506	23,757
Enbridge Inc. (CAD denominated)	11,325	405
Weatherford International PLC[1]	6,073,839	19,983
Peyto Exploration & Development Corp.	2,344,000	18,044
		1,837,951
Industrials 4.15%
TransDigm Group Inc.	524,000	180,853
MTU Aero Engines AG	872,162	167,647
ASGN Inc.[1]	1,279,500	100,044
Norfolk Southern Corp.	633,000	95,501
Raytheon Co.	458,025	88,481
Boeing Co.	250,000	83,878
Caterpillar Inc.	505,000	68,513
Fortive Corp.	875,000	67,471
Grafton Group PLC, units	5,926,200	62,256
FedEx Corp.	227,000	51,543
Johnson Controls International PLC	1,355,000	45,325
Lockheed Martin Corp.	110,000	32,497
Masco Corp.	722,000	27,017
		1,071,026
Consumer staples 1.47%
Kerry Group PLC, Class A	1,300,000	136,025
Philip Morris International Inc.	800,000	64,592
Costco Wholesale Corp.	280,000	58,515
Constellation Brands, Inc., Class A	215,000	47,057
Coca-Cola Co.	990,000	43,421
Coca-Cola European Partners plc	470,000	19,101
British American Tobacco PLC	227,703	11,510
		380,221
Real estate 1.04%
Equinix, Inc. REIT	399,000	171,526
Iron Mountain Inc. REIT	2,000,000	70,020
American Tower Corp. REIT	190,000	27,392
		268,938
American Funds Insurance Series — Growth Fund — Page 15 of 171

unaudited
Common stocks Materials 1.00%	Shares	Value (000)
Sherwin-Williams Co.	190,000	$77,438
Goldcorp Inc.	5,095,000	69,853
DowDuPont Inc.	903,810	59,579
Praxair, Inc.	314,200	49,691
		256,561
Telecommunication services 0.70%
Zayo Group Holdings, Inc.[1]	3,245,000	118,377
T-Mobile US, Inc.[1]	1,017,000	60,766
		179,143
Utilities 0.28%
Exelon Corp.	1,705,000	72,633
Miscellaneous 1.76%
Other common stocks in initial period of acquisition		454,883
Total common stocks (cost: $14,033,329,000)		24,778,512
Convertible stocks 0.05% Consumer discretionary 0.05%
Uber Technologies, Inc., Series F, noncumulative convertible preferred[3,4,5]	268,677	11,351
Total convertible stocks (cost: $10,650,000)		11,351
Short-term securities 3.89%	Principal amount (000)
Apple Inc. 1.97% due 7/23/2018[2]	$12,300	12,284
CAFCO, LLC 2.27% due 8/16/2018[2]	29,800	29,717
Chariot Funding, LLC 2.05% due 8/2/2018[2]	50,000	49,902
Coca-Cola Co. 2.08% due 9/13/2018[2]	7,600	7,567
Colgate-Palmolive Co. 1.91% due 7/5/2018[2]	20,700	20,693
CRC Funding, LLC 2.27%–2.28% due 8/10/2018–9/27/2018[2]	90,000	89,621
Eli Lilly and Co. 1.97% due 7/18/2018[2]	27,000	26,972
Emerson Electric Co. 1.92% due 7/6/2018[2]	21,500	21,492
ExxonMobil Corp. 1.97% due 8/3/2018	40,000	39,923
Federal Home Loan Bank 1.80%–1.90% due 7/6/2018–9/10/2018	345,300	344,813
Freddie Mac 1.80% due 7/18/2018	75,000	74,942
Honeywell International Inc. 1.95% due 7/25/2018[2]	4,400	4,394
IBM Credit LLC 2.03% due 8/2/2018[2]	36,600	36,531
Kimberly-Clark Corp. 1.95% due 7/9/2018–7/11/2018[2]	43,000	42,974
Pfizer Inc. 2.00%–2.11% due 8/16/2018–9/24/2018[2]	134,900	134,368
Prudential Funding, LLC 1.90% due 7/6/2018	40,000	39,985
U.S. Treasury Bills 1.56% due 11/8/2018	28,200	28,000
Total short-term securities (cost: $1,004,230,000)		1,004,178
Total investment securities 100.01% (cost: $15,048,209,000)		25,794,041
Other assets less liabilities (0.01)%		(1,717)
Net assets 100.00%		$25,792,324
American Funds Insurance Series — Growth Fund — Page 16 of 171

unaudited
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $500,272,000, which represented 1.94% of the net assets of the fund.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $11,351,000, which represented .04% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Uber Technologies, Inc., Series F, convertible preferred	5/22/2015	$10,650	$11,351.04%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
American Funds Insurance Series — Growth Fund — Page 17 of 171

International Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 91.37% Financials 15.44%	Shares	Value (000)
AIA Group Ltd.	37,525,700	$328,116
HDFC Bank Ltd.[1]	7,804,100	240,177
HDFC Bank Ltd. (ADR)	130,800	13,737
Kotak Mahindra Bank Ltd.	6,186,048	121,252
Prudential PLC	5,142,265	117,712
Credit Suisse Group AG	5,523,789	83,390
Sberbank of Russia PJSC (ADR)	4,739,150	68,410
Axis Bank Ltd.[1,2,3]	8,530,055	58,662
Axis Bank Ltd.	736,300	5,489
Barclays PLC	24,242,926	60,470
BNP Paribas SA	871,058	54,106
State Bank of India[4]	12,103,000	45,814
UniCredit SPA	2,582,537	43,115
China Construction Bank Corp., Class H4	44,473,000	41,097
HSBC Holdings PLC (HKD denominated)	3,240,816	30,402
UBS Group AG	1,827,927	28,287
Banco Santander, SA	5,205,000	27,912
Hana Financial Group Inc.	704,000	27,067
Metropolitan Bank & Trust Co.	15,180,804	20,879
Bank of China Ltd., Class H	35,810,000	17,755
KB Financial Group Inc.	320,000	15,160
RSA Insurance Group PLC	1,542,100	13,827
Intesa Sanpaolo SpA	4,735,000	13,749
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,050,000	10,899
Société Générale	245,575	10,357
Royal Bank of Canada	135,000	10,165
ICICI Bank Ltd.[4]	1,485,235	5,970
ICICI Bank Ltd. (ADR)[4]	323,062	2,594
Sumitomo Mitsui Financial Group, Inc.	49,100	1,910
Aditya Birla Capital Ltd.[4]	112,192	218
		1,518,698
Industrials 13.19%
Airbus SE, non-registered shares	2,926,849	342,686
Rolls-Royce Holdings PLC[4]	10,539,900	137,459
Ryanair Holdings PLC (ADR)[4]	991,700	113,282
Yamato Holdings Co., Ltd.	3,294,395	97,122
Melrose Industries PLC	30,195,733	84,763
SMC Corp.	206,100	75,634
Safran SA	549,000	66,709
Nidec Corp.	377,200	56,641
Recruit Holdings Co., Ltd.	1,763,000	48,822
Jardine Matheson Holdings Ltd.	646,600	40,800
Komatsu Ltd.	1,397,100	39,977
Thales	276,000	35,567
Eiffage SA	326,000	35,474
American Funds Insurance Series — International Fund — Page 18 of 171

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
Airports of Thailand PCL, foreign registered	18,157,000	$34,527
Rheinmetall AG	174,400	19,259
International Container Terminal Services, Inc.	12,890,350	18,671
Babcock International Group PLC	1,574,000	16,988
BAE Systems PLC	1,141,000	9,740
Kawasaki Heavy Industries, Ltd.	300,000	8,847
Geberit AG	16,800	7,225
Alliance Global Group, Inc.[4]	20,000,000	4,355
Hyundai Heavy Industries Co., Ltd.[4]	28,552	2,613
		1,297,161
Information technology 12.12%
Samsung Electronics Co., Ltd.	5,920,950	247,835
Tencent Holdings Ltd.	4,549,687	228,366
Alibaba Group Holding Ltd. (ADR)[4]	1,120,300	207,849
ASML Holding NV	583,834	115,702
Nintendo Co., Ltd.	162,739	53,210
Murata Manufacturing Co., Ltd.	290,500	48,856
Worldpay, Inc., Class A (GBP denominated)[4]	535,597	43,556
SK hynix, Inc.	536,000	41,216
Hamamatsu Photonics KK	944,400	40,603
Tokyo Electron Ltd.	192,200	33,019
Keyence Corp.	50,800	28,705
Xiaomi Corp., Class B1	9,538,400	20,668
Lenovo Group Ltd.	35,002,000	18,961
MercadoLibre, Inc.	53,000	15,843
United Internet AG	275,000	15,755
OMRON Corp.	250,000	11,674
United Microelectronics Corp.[1]	19,000,000	10,716
AAC Technologies Holdings Inc.	665,246	9,370
		1,191,904
Health care 10.80%
Novartis AG	2,547,000	193,616
Teva Pharmaceutical Industries Ltd. (ADR)	6,910,598	168,066
Grifols, SA, Class B, preferred nonvoting, non-registered shares	3,304,730	71,242
Grifols, SA, Class A, non-registered shares	881,000	26,523
Grifols, SA, Class B (ADR)	793,690	17,065
Fresenius SE & Co. KGaA	1,193,000	95,851
Daiichi Sankyo Co., Ltd.	2,362,000	90,392
Shire PLC	1,572,150	88,492
Chugai Pharmaceutical Co., Ltd.	1,254,500	65,833
Hikma Pharmaceuticals PLC	3,044,380	60,307
Essilor International SA	402,218	56,788
Sysmex Corp.	549,000	51,273
Merck KGaA	420,900	41,101
Fresenius Medical Care AG & Co. KGaA	351,000	35,407
		1,061,956
Consumer discretionary 10.61%
Galaxy Entertainment Group Ltd.	15,379,000	119,083
Kering SA	160,638	90,720
Industria de Diseño Textil, SA	2,266,027	77,430
Techtronic Industries Co. Ltd.	12,184,500	67,945
Naspers Ltd., Class N	256,700	65,216
American Funds Insurance Series — International Fund — Page 19 of 171

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Altice USA, Inc., Class A	3,588,171	$61,214
Sands China Ltd.	11,098,000	59,340
Hyundai Motor Co.	467,144	52,603
Ryohin Keikaku Co., Ltd.	129,000	45,441
Melco Resorts & Entertainment Ltd. (ADR)	1,494,400	41,843
Nitori Holdings Co., Ltd.	263,000	41,048
Ctrip.com International, Ltd. (ADR)[4]	791,600	37,704
Altice Europe NV, Class A4	7,986,419	32,549
Altice Europe NV, Class B4	1,077,927	4,381
William Hill PLC	6,980,000	27,949
Merlin Entertainments PLC	5,390,000	27,508
Hyundai Mobis Co., Ltd.	133,600	25,413
Kingfisher PLC	5,851,000	22,934
Li & Fung Ltd.	60,242,000	22,114
Toyota Motor Corp.	325,800	21,099
ITV PLC	8,441,291	19,384
Sony Corp.	329,500	16,857
LVMH Moët Hennessy-Louis Vuitton SE	41,500	13,822
Petrobras Distribuidora S.A.	2,449,000	11,557
Midea Group Co., Ltd., Class A	1,341,000	10,570
B&M European Value Retail SA	1,543,700	8,233
Volkswagen AG, nonvoting preferred	48,000	7,972
Paddy Power Betfair PLC	66,000	7,322
Global Brands Group Holding Ltd.[4]	83,074,000	4,977
		1,044,228
Consumer staples 8.06%
Pernod Ricard SA	657,337	107,393
Associated British Foods PLC	2,671,488	96,534
Nestlé SA	1,236,700	96,034
British American Tobacco PLC	1,652,200	83,513
AMOREPACIFIC Corp.	250,474	72,479
KOSÉ Corp.	278,600	60,066
Treasury Wine Estates Ltd.	4,542,300	58,457
Kirin Holdings Co., Ltd.	1,623,000	43,435
Thai Beverage PCL	73,460,000	38,819
Meiji Holdings Co., Ltd.	456,400	38,502
Imperial Brands PLC	760,000	28,305
LG Household & Health Care Ltd.	19,000	23,799
Philip Morris International Inc.	240,694	19,434
Kao Corp.	184,000	14,043
Glanbia PLC	605,527	11,243
AMOREPACIFIC Group	6,015	666
		792,722
Materials 7.56%
Asahi Kasei Corp.	10,521,900	133,811
Glencore PLC	27,556,500	131,651
Vale SA, ordinary nominative (ADR)	9,574,966	122,751
Vale SA, ordinary nominative	102,481	1,311
First Quantum Minerals Ltd.	5,407,000	79,666
Teck Resources Ltd., Class B	2,769,100	70,541
Nitto Denko Corp.	512,000	38,767
Akzo Nobel NV	379,401	32,485
Grasim Industries Ltd.	1,543,728	22,686
American Funds Insurance Series — International Fund — Page 20 of 171

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Linde AG, non-registered shares	95,000	$22,676
CRH PLC	532,291	18,866
Ambuja Cements Ltd.	5,704,000	17,271
ArcelorMittal SA	582,000	17,066
BASF SE	160,500	15,353
Fortescue Metals Group Ltd.	2,860,000	9,292
Evonik Industries AG	268,010	9,180
		743,373
Energy 4.66%
Royal Dutch Shell PLC, Class B	2,675,000	95,796
Royal Dutch Shell PLC, Class A	1,440,256	49,971
Suncor Energy Inc.	1,433,000	58,316
Oil Search Ltd.	8,643,000	56,927
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	4,441,000	39,258
Petróleo Brasileiro SA (Petrobras), preferred nominative	2,478,000	10,991
TOTAL SA	783,362	47,762
Canadian Natural Resources, Ltd. (CAD denominated)	943,000	34,036
Cenovus Energy Inc.	2,152,000	22,344
Enbridge Inc. (CAD denominated)	460,595	16,467
Enbridge Inc. (CAD denominated)[3]	160,859	5,751
BP PLC	2,728,761	20,826
		458,445
Utilities 4.45%
ENN Energy Holdings Ltd.	10,716,000	105,376
China Gas Holdings Ltd.	22,790,000	91,647
Ørsted AS	1,469,901	88,932
ENGIE SA	2,775,757	42,562
ENGIE SA, bonus shares[1]	302,758	4,642
EDP - Energias de Portugal, SA	8,526,424	33,854
CK Infrastructure Holdings Ltd.	2,953,500	21,891
SSE PLC	1,162,255	20,784
Gas Natural SDG, SA	552,000	14,620
China Resources Gas Group Ltd.	3,096,000	13,417
		437,725
Telecommunication services 1.56%
SoftBank Group Corp.	911,900	65,669
Nippon Telegraph and Telephone Corp.	1,117,000	50,808
BT Group PLC	7,523,000	21,624
TalkTalk Telecom Group PLC	5,624,000	7,793
Intouch Holdings PCL, foreign registered	4,631,000	7,444
		153,338
Real estate 1.47%
CK Asset Holdings Ltd.	5,070,000	40,260
Ayala Land, Inc.	55,580,400	39,472
Sun Hung Kai Properties Ltd.	2,488,666	37,557
China Overseas Land & Investment Ltd.	5,566,000	18,339
China Resources Land Ltd.	2,820,000	9,507
		145,135
American Funds Insurance Series — International Fund — Page 21 of 171

unaudited
Common stocks Miscellaneous 1.45%	Shares	Value (000)
Other common stocks in initial period of acquisition		$142,545
Total common stocks (cost: $7,100,559,000)		8,987,230
Rights & warrants 0.12% Miscellaneous 0.12%
Other rights & warrants in initial period of acquisition		12,024
Total rights & warrants (cost: $13,714,000)		12,024
Bonds, notes & other debt instruments 0.64% Corporate bonds & notes 0.37% Materials 0.37%	Principal amount (000)
First Quantum Minerals Ltd. 7.00% 2021[3]	$3,725	3,769
First Quantum Minerals Ltd. 7.25% 2022[3]	25,720	26,106
Vale SA 6.875% 2036	955	1,077
Vale SA 6.875% 2039	4,685	5,329
Total corporate bonds & notes		36,281
Bonds & notes of governments & government agencies outside the U.S. 0.22%
Brazil (Federative Republic of) 0% 2021	BRL42,802	8,381
Brazil (Federative Republic of) 0% 2022	4,000	737
Brazil (Federative Republic of) 10.00% 2027	8,345	1,967
United Mexican States, Series M, 8.00% 2023	MXN203,000	10,376
		21,461
U.S. Treasury bonds & notes 0.05% U.S. Treasury 0.05%
U.S. Treasury 0.875% 2018	$5,000	4,998
Total U.S. Treasury bonds & notes		4,998
Total bonds, notes & other debt instruments (cost: $55,941,000)		62,740
Short-term securities 8.00%
Apple Inc. 2.06% due 9/6/2018[3]	25,000	24,902
Bank of Montreal 2.27% due 9/5/2018	25,000	24,898
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.00% due 7/6/2018	15,000	14,995
BASF SE 1.97% due 7/9/2018[3]	25,000	24,987
Essilor International 1.99% due 7/16/2018[3]	30,000	29,972
Fairway Finance Corp. 2.27% due 8/2/2018[3]	25,000	24,951
Federal Home Loan Bank 1.83%–1.91% due 7/20/2018–9/7/2018	227,500	227,067
IBM Credit LLC 2.05% due 8/8/2018[3]	30,000	29,933
KfW 2.15% due 8/3/2018[3]	50,000	49,909
Liberty Street Funding Corp. 2.27%–2.28% due 8/6/2018–8/16/2018[3]	55,000	54,863
L’Oréal USA, Inc. 1.96% due 7/19/2018[3]	20,000	19,978
Merck & Co. Inc. 1.96% due 7/23/2018[3]	25,000	24,968
Mitsubishi UFJ Trust and Banking Corp. 2.00% due 8/1/2018[3]	25,000	24,953
Nestlé Capital Corp. 2.13% due 9/13/2018[3]	20,000	19,913
Pfizer Inc. 2.00% due 7/17/2018[3]	25,000	24,976
Swedbank AB 1.85%–1.89% due 7/2/2018–7/5/2018	41,400	41,389
Toronto-Dominion Bank 2.28% due 9/19/2018[3]	25,000	24,876
American Funds Insurance Series — International Fund — Page 22 of 171

unaudited
Short-term securities	Principal amount (000)	Value (000)
Victory Receivables Corp. 2.02% due 7/2/2018–7/16/2018[3]	$35,000	$34,974
Wal-Mart Stores, Inc. 1.86% due 7/2/2018[3]	65,000	64,989
Total short-term securities (cost: $787,483,000)		787,493
Total investment securities 100.13% (cost: $7,957,697,000)		9,849,487
Other assets less liabilities (0.13)%		(12,887)
Net assets 100.00%		$9,836,600
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD41,805	INR2,825,000	Bank of America, N.A.	7/17/2018	$662
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $346,890,000, which represented 3.53% of the net assets of the fund.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $573,433,000, which represented 5.83% of the net assets of the fund.
[4]	Security did not produce income during the last 12 months.

Private placement security	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	1/15/2013-12/18/2017	$60,701	$58,662.60%

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
GBP = British pounds
HKD = Hong Kong dollars
INR = Indian rupees
USD/$ = U.S. dollars
American Funds Insurance Series — International Fund — Page 23 of 171

New World Fund®
Investment portfolio
June 30, 2018
unaudited
Common stocks 83.44% Information technology 19.84%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	9,770,000	$69,377
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	500,000	18,280
PagSeguro Digital Ltd., Class A1	2,417,416	67,083
Alphabet Inc., Class C1	42,900	47,862
Alphabet Inc., Class A1	16,900	19,083
Alibaba Group Holding Ltd. (ADR)[1]	332,237	61,640
Samsung Electronics Co., Ltd.	600,000	25,114
Samsung Electronics Co., Ltd., nonvoting preferred	362,500	12,246
Broadcom Inc.	146,450	35,535
Murata Manufacturing Co., Ltd.	181,300	30,491
Baidu, Inc., Class A (ADR)[1]	122,800	29,840
Renesas Electronics Corp.[1]	3,011,800	29,543
TravelSky Technology Ltd., Class H1	8,784,956	25,586
Mastercard Inc., Class A	116,500	22,895
Temenos AG	141,500	21,433
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	3,500,000	19,615
Microsoft Corp.	182,000	17,947
AAC Technologies Holdings Inc.	1,269,600	17,881
Applied Materials, Inc.	350,000	16,166
Amadeus IT Group SA, Class A, non-registered shares	196,000	15,473
Facebook, Inc., Class A1	72,200	14,030
Tencent Holdings Ltd.	264,100	13,256
Largan Precision Co., Ltd.	77,000	11,340
Halma PLC	527,600	9,539
ASML Holding NV	43,400	8,601
Intel Corp.	111,460	5,541
EPAM Systems, Inc.[1]	27,000	3,357
Hexagon AB, Class B	59,840	3,337
VeriSign, Inc.[1]	18,000	2,474
United Microelectronics Corp.[2]	615	—[3]
		674,565
Financials 12.07%
HDFC Bank Ltd.[2]	2,600,450	80,031
AIA Group Ltd.	6,361,600	55,624
B3 SA - Brasil, Bolsa, Balcao	7,898,000	41,673
Grupo Financiero Galicia SA, Class B (ADR)	1,004,234	33,120
Shriram Transport Finance Co. Ltd.	1,253,000	23,764
Capitec Bank Holdings Ltd.	326,876	20,684
Industrial and Commercial Bank of China Ltd., Class H	27,600,000	20,650
Sberbank of Russia	1,310,500	18,862
UniCredit SPA	1,123,984	18,765
BBVA Banco Francés SA (ADR)	1,475,000	18,231
HSBC Holdings PLC (GBP denominated)	1,500,000	14,069
Kotak Mahindra Bank Ltd.	670,000	13,132
Société Générale	306,000	12,906
American Funds Insurance Series — New World Fund — Page 24 of 171

unaudited
Common stocks Financials (continued)	Shares	Value (000)
Moscow Exchange MICEX-RTS PJSC	5,880,000	$10,166
Vietnam Technological and Commercial JSCB (dba Techcombank)[1,2]	1,935,172	8,311
Credicorp Ltd.	30,000	6,754
Prudential PLC	224,000	5,128
Bank Central Asia Tbk PT	2,220,000	3,327
Ayala Corp.	180,000	3,103
Itaú Unibanco Holding SA, preferred nominative	200,000	2,082
China Construction Bank Corp., Class H1	535	—[3]
		410,382
Materials 10.23%
First Quantum Minerals Ltd.	5,680,283	83,693
Vale SA, ordinary nominative	4,093,786	52,380
Randgold Resources Ltd.	529,600	40,678
China Hongqiao Group Ltd.	27,221,000	25,675
Aluminum Corp. of China Ltd., Class H1	57,800,000	25,490
KAZ Minerals PLC[1]	1,824,600	20,300
DowDuPont Inc.	250,000	16,480
ArcelorMittal SA	430,000	12,609
Klabin SA, units	2,434,400	12,311
Glencore PLC	2,439,000	11,652
Rio Tinto PLC	182,000	10,091
En+ Group PLC (GDR)[2,4]	1,886,800	9,884
Koninklijke DSM NV	91,000	9,152
Vedanta Resources PLC	638,100	5,447
Air Products and Chemicals, Inc.	33,000	5,139
Dalmia Bharat Ltd.	90,803	3,022
Turquoise Hill Resources Ltd. (CAD denominated)[1]	861,200	2,437
Air Liquide SA2	10,450	1,314
		347,754
Consumer discretionary 9.63%
Sony Corp.	700,000	35,811
Maruti Suzuki India Ltd.	260,500	33,556
MakeMyTrip Ltd., non-registered shares[1]	871,500	31,505
General Motors Co.	542,000	21,355
Samsonite International SA	5,382,000	19,036
Melco Resorts & Entertainment Ltd. (ADR)	678,000	18,984
NIKE, Inc., Class B	236,000	18,804
Ctrip.com International, Ltd. (ADR)[1]	380,068	18,103
Naspers Ltd., Class N	70,000	17,784
Domino’s Pizza, Inc.	60,100	16,958
Brilliance China Automotive Holdings Ltd.	7,834,000	14,139
Kroton Educacional SA, ordinary nominative	3,827,000	9,203
Ryohin Keikaku Co., Ltd.	24,800	8,736
Suzuki Motor Corp.	131,000	7,239
TVS Motor Co Ltd.	856,000	6,907
Booking Holdings Inc.[1]	3,400	6,892
GVC Holdings PLC	387,000	5,368
Twenty-First Century Fox, Inc., Class A	103,200	5,128
Valeo SA, non-registered shares	90,000	4,921
Motherson Sumi Systems Ltd.	1,068,041	4,438
MGM Resorts International	150,000	4,354
Accor SA	85,000	4,171
Wynn Macau, Ltd.	1,200,000	3,862
American Funds Insurance Series — New World Fund — Page 25 of 171

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Wynn Resorts, Ltd.	21,000	$3,514
Vivo Energy Plc[1]	1,785,000	3,488
Steinhoff Africa Retail Ltd.[1]	1,846,183	2,248
Steinhoff International Holdings NV1	11,123,323	1,046
		327,550
Energy 9.01%
Reliance Industries Ltd.	13,230,790	187,788
Royal Dutch Shell PLC, Class B	1,050,000	37,602
Royal Dutch Shell PLC, Class A	21,628	750
LUKOIL Oil Co. PJSC (ADR)	303,000	20,719
Noble Energy, Inc.	580,000	20,462
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	1,641,674	16,466
Occidental Petroleum Corp.	120,000	10,042
Baker Hughes, a GE Co., Class A	270,000	8,918
Oil Search Ltd.	566,900	3,734
		306,481
Health care 6.96%
Yunnan Baiyao Group Co., Ltd., Class A	2,417,912	39,035
CSL Ltd.	209,500	29,864
Jiangsu Hengrui Medicine Co., Ltd., Class A	2,360,410	26,991
BioMarin Pharmaceutical Inc.[1]	200,000	18,840
Ping An Healthcare and Technology Co. Ltd., Class H1,2,4	3,008,000	17,445
Hypera SA, ordinary nominative	2,248,200	16,016
Genscript Biotech Corp.[1]	5,203,735	14,393
Teva Pharmaceutical Industries Ltd. (ADR)	465,000	11,309
WuXi Biologics (Cayman) Inc.[1]	911,000	10,143
Straumann Holding AG	13,000	9,911
Thermo Fisher Scientific Inc.	42,000	8,700
bioMérieux SA	88,000	7,923
Zoetis Inc., Class A	80,000	6,815
AstraZeneca PLC	89,500	6,205
Koninklijke Philips NV	130,000	5,530
Novartis AG	49,600	3,770
Merck & Co., Inc.	62,000	3,763
		236,653
Consumer staples 6.89%
British American Tobacco PLC	1,557,000	78,701
CP ALL PCL, foreign registered	13,410,800	29,752
Foshan Haitian Flavouring and Food Co. Ltd., Class A	2,250,000	25,009
Lenta Ltd. (GDR)[1]	4,040,000	22,260
Lenta Ltd. (GDR)[1,4]	244,500	1,347
Nestlé SA	286,196	22,224
a2 Milk Co. Ltd.[1]	1,426,228	11,104
GRUMA, SAB de CV, Series B	886,399	10,841
Uni-Charm Corp.	265,000	7,978
Fomento Económico Mexicano, SAB de CV	603,000	5,312
Coca-Cola HBC AG (CDI)	133,000	4,442
Chongqing Fuling Zhacai Group Co., Ltd., Class A	1,122,000	4,349
Lion Corp.	223,600	4,100
American Funds Insurance Series — New World Fund — Page 26 of 171

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Coca-Cola FEMSA, SAB de CV, Series L	657,000	$3,720
Pernod Ricard SA	18,000	2,941
		234,080
Industrials 5.75%
Airbus SE, non-registered shares	594,229	69,574
Eicher Motors Ltd.	118,200	49,323
BAE Systems PLC	2,045,500	17,461
Shanghai International Airport Co., Ltd., Class A	1,499,972	12,561
Deutsche Post AG	350,000	11,432
Boeing Co.	26,000	8,723
Ryanair Holdings PLC (ADR)[1]	59,000	6,740
Edenred SA	211,700	6,690
Grupo Aeroportuario del Sureste, SA de CV, Series B	300,695	4,775
Johnson Controls International PLC	132,000	4,415
MTU Aero Engines AG	20,500	3,941
		195,635
Real estate 1.12%
American Tower Corp. REIT	236,800	34,140
Fibra Uno Administración, SA de CV REIT	2,595,496	3,769
Ayala Land, Inc., preference shares[1,2,5]	15,000,000	25
		37,934
Utilities 1.06%
China Gas Holdings Ltd.	4,071,842	16,374
Pampa Energía SA (ADR)[1]	310,000	11,089
Infraestructura Energética Nova, SAB de CV	1,950,340	8,705
		36,168
Telecommunication services 0.88%
China Unicom (Hong Kong) Ltd.	19,034,000	23,776
SoftBank Group Corp.	85,000	6,121
		29,897
Miscellaneous 0.00%
Other common stocks in initial period of acquisition		67
Total common stocks (cost: $2,329,478,000)		2,837,166
Preferred securities 0.04% Information technology 0.04%
Meituan Corp., Series C, 8.00% noncumulative[1,2,5]	239,754	1,340
Total preferred securities (cost: $1,340,000)		1,340
Rights & warrants 1.13% Consumer staples 1.13%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2018[1,2,4]	2,330,000	25,898
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2018[1,2,4]	2,100,000	12,561
Total rights & warrants (cost: $21,028,000)		38,459
American Funds Insurance Series — New World Fund — Page 27 of 171

unaudited
Bonds, notes & other debt instruments 2.79% Bonds & notes of governments & government agencies outside the U.S. 2.29%	Principal amount (000)	Value (000)
Argentine Republic 2.50% 2021[6]	ARS7,609	$226
Argentine Republic 6.875% 2021	$700	692
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 24.938% 2022[7]	ARS3,831	121
Argentine Republic 7.50% 2026	$525	486
Argentine Republic 8.28% 2033[8,9]	1,318	1,239
Argentine Republic 0% 2035	5,800	342
Bahrain (Kingdom of) 6.75% 2029[4]	300	263
Brazil (Federative Republic of) 0% 2021	BRL12,000	2,350
Brazil (Federative Republic of) 10.00% 2023	1,000	252
Brazil (Federative Republic of) 10.00% 2025	1,936	470
Brazil (Federative Republic of) Global 5.625% 2047	$1,995	1,699
Buenos Aires (City of) 8.95% 2021[8]	1,055	1,083
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 29.00% 2028[7]	ARS10,899	311
Colombia (Republic of) 4.50% 2026	$250	254
Cote d’Ivoire (Republic of) 5.25% 2030[8]	€1,100	1,234
Cote d’Ivoire (Republic of) 5.75% 2032[8,10]	$925	860
Dominican Republic 7.50% 2021[8]	800	841
Dominican Republic 5.50% 2025[4]	970	966
Dominican Republic 10.375% 2026	DOP24,000	502
Dominican Republic 8.625% 2027[4,8]	$575	654
Dominican Republic 11.25% 2027	DOP22,900	501
Dominican Republic 7.45% 2044[4]	$1,125	1,173
Dominican Republic 7.45% 2044	1,100	1,147
Dominican Republic 6.85% 2045[4]	500	497
Egypt (Arab Republic of) 5.577% 2023[4]	500	475
Egypt (Arab Republic of) 17.20% 2023	EGP19,700	1,116
Egypt (Arab Republic of) 7.50% 2027[4]	$640	631
Egypt (Arab Republic of) 6.588% 2028[4]	500	461
Egypt (Arab Republic of) 8.50% 2047	1,000	972
Egypt (Arab Republic of) 8.50% 2047[4]	490	476
Guatemala (Republic of) 4.375% 2027	1,100	1,023
Honduras (Republic of) 6.25% 2027	1,000	1,007
Hungary 5.75% 2023	1,900	2,048
India (Republic of) 7.80% 2021	INR149,700	2,188
India (Republic of) 8.83% 2023	114,800	1,739
India (Republic of) 8.40% 2024	52,100	771
India (Republic of) 7.59% 2029	46,280	649
India (Republic of) 7.61% 2030	145,440	2,040
India (Republic of) 7.88% 2030	25,000	358
Indonesia (Republic of) 4.875% 2021	$1,500	1,545
Indonesia (Republic of) 3.75% 2022	2,100	2,082
Indonesia (Republic of) 4.75% 2026[4]	2,100	2,133
Indonesia (Republic of) 5.25% 2042	550	554
Iraq (Republic of) 6.752% 2023	1,000	963
Jordan (Hashemite Kingdom of) 6.125% 2026[4]	230	223
Jordan (Hashemite Kingdom of) 5.75% 2027[4]	230	214
Kazakhstan (Republic of) 5.125% 2025[4]	900	950
Kazakhstan (Republic of) 6.50% 2045[4]	800	945
Kenya (Republic of) 6.875% 2024	1,350	1,336
Kenya (Republic of) 6.875% 2024[4]	900	891
Kuwait (State of) 2.75% 2022[4]	550	537
Morocco (Kingdom of) 4.25% 2022	1,400	1,401
Morocco (Kingdom of) 4.25% 2022[4]	250	250
Morocco (Kingdom of) 5.50% 2042	2,200	2,239
Nigeria (Republic of) 6.375% 2023	1,525	1,510
American Funds Insurance Series — New World Fund — Page 28 of 171

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Pakistan (Islamic Republic of) 5.50% 2021[4]	$900	$839
Pakistan (Islamic Republic of) 8.25% 2024	300	288
Pakistan (Islamic Republic of) 8.25% 2025[4]	410	393
Pakistan (Islamic Republic of) 6.875% 2027[4]	500	436
Panama (Republic of) 4.50% 2047[8]	2,075	2,018
Paraguay (Republic of) 5.00% 2026[4]	500	504
Paraguay (Republic of) 5.00% 2026	500	504
Paraguay (Republic of) 4.70% 2027[4]	800	784
Paraguay (Republic of) 4.70% 2027	500	490
Paraguay (Republic of) 5.60% 2048[4]	230	224
Peru (Republic of) 2.75% 2026	€855	1,096
Peru (Republic of) 6.55% 2037[8]	$382	478
Peru (Republic of) 5.625% 2050	130	151
Poland (Republic of) 3.25% 2026	300	290
Russian Federation 7.50% 2021	RUB42,900	691
Russian Federation 7.00% 2023	49,000	770
Russian Federation 4.375% 2029[4]	$1,000	968
Saudi Arabia (Kingdom of) 2.375% 2021[4]	375	361
Saudi Arabia (Kingdom of) 2.894% 2022[4]	1,000	974
Saudi Arabia (Kingdom of) 3.25% 2026[4]	810	761
Saudi Arabia (Kingdom of) 3.625% 2028[4]	800	762
Senegal (Republic of) 4.75% 2028[8]	€1,000	1,092
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR6,600	527
South Africa (Republic of), Series R-214, 6.50% 2041	14,450	752
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	$400	402
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	250	246
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	200	197
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	410	384
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	200	194
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	1,010	970
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027[4]	200	183
Turkey (Republic of) 4.875% 2026	1,820	1,606
Turkey (Republic of) 6.75% 2040	1,000	917
Turkey (Republic of) 6.00% 2041	650	553
Turkey (Republic of) 4.875% 2043	300	224
United Mexican States 4.00% 2023	932	937
United Mexican States 4.15% 2027	700	691
United Mexican States 4.00% 2040[6]	MXN2,673	140
United Mexican States 4.35% 2047	$540	484
United Mexican States 5.75% 2110	140	138
United Mexican States, Series M, 6.50% 2021	MXN7,500	366
United Mexican States, Series M20, 10.00% 2024	11,000	623
United Mexican States, Series M, 5.75% 2026	10,000	450
United Mexican States, Series M, 7.75% 2042	2,835	144
		77,892
Corporate bonds & notes 0.47% Energy 0.20%
Gazprom OJSC 6.51% 2022[4]	$600	638
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	300	294
Petrobras Global Finance Co. 6.125% 2022	218	222
Petrobras Global Finance Co. 4.375% 2023	310	290
Petrobras Global Finance Co. 6.25% 2024	90	90
Petrobras Global Finance Co. 8.75% 2026	850	922
Petrobras Global Finance Co. 5.75% 2029	1,095	964
American Funds Insurance Series — New World Fund — Page 29 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Petrobras Global Finance Co. 6.85% 2115	$890	$751
Petróleos Mexicanos 6.375% 2021	505	533
Petróleos Mexicanos 3.50% 2023	145	138
Petróleos Mexicanos 6.875% 2026	600	632
Petróleos Mexicanos 6.35% 2048[4]	612	557
YPF SA 8.50% 2025[4]	860	822
		6,853
Utilities 0.13%
Cemig Geracao e Transmissao SA 9.25% 2024[4]	480	490
Enel Chile SA 4.875% 2028	720	727
Eskom Holdings Ltd. 5.75% 2021[4]	985	953
State Grid Overseas Investment Ltd. 3.50% 2027[4]	2,500	2,388
		4,558
Financials 0.07%
BBVA Bancomer SA 6.50% 2021[4]	525	548
HSBK (Europe) BV 7.25% 2021[4]	1,125	1,204
VEB Finance Ltd. 6.902% 2020	600	623
		2,375
Other mortgage-backed securities 0.02%
Export Credit Bank of Turkey 5.375% 2021[4]	590	576
Health care 0.02%
Teva Pharmaceutical Finance Company BV 3.15% 2026	700	563
Materials 0.01%
Vale SA 6.25% 2026	405	440
Industrials 0.01%
Lima Metro Line Finance Ltd. 5.875% 2034[4,8]	335	343
Telecommunication services 0.01%
Digicel Group Ltd. 6.00% 2021[4]	350	317
Consumer discretionary 0.00%
Grupo Televisa, SAB 7.25% 2043	MXN2,000	74
Total corporate bonds & notes		16,099
U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%
U.S. Treasury 0.875% 2018	$1,000	1,000
Total U.S. Treasury bonds & notes		1,000
Total bonds, notes & other debt instruments (cost: $100,554,000)		94,991
American Funds Insurance Series — New World Fund — Page 30 of 171

unaudited
Short-term securities 12.06%	Principal amount (000)	Value (000)
Australia & New Zealand Banking Group, Ltd. 1.95% due 7/13/2018[4]	$40,000	$39,970
BASF SE 2.04% due 8/6/2018[4]	21,500	21,455
CPPIB Capital Inc. 1.95% due 7/16/2018–7/23/2018	80,000	79,910
Egyptian Treasury Bills 15.66%–16.30% due 7/17/2018–12/11/2018	EGP30,450	1,628
Federal Home Loan Bank 1.77%–1.90% due 7/11/2018–8/13/2018	$55,000	54,935
Honeywell International Inc. 1.97% due 7/17/2018[4]	15,000	14,985
Mizuho Bank, Ltd. 1.92% due 7/6/2018[4]	68,000	67,974
Nigerian Treasury Bills 11.51%–16.91% due 7/5/2018–1/3/2019	NGN513,530	1,388
Province of Ontario 1.91% due 7/5/2018	$1,600	1,599
Roche Holdings, Inc. 1.94% due 7/20/2018[4]	10,000	9,989
Sumitomo Mitsui Banking Corp. 2.01% due 7/16/2018[4]	19,625	19,607
Swedbank AB 1.85%–1.89% due 7/2/2018–7/5/2018	71,600	71,581
Wal-Mart Stores, Inc. 1.93% due 7/2/2018[4]	25,000	24,996
Total short-term securities (cost: $410,064,000)		410,017
Total investment securities 99.46% (cost: $2,862,464,000)		3,381,973
Other assets less liabilities 0.54%		18,251
Net assets 100.00%		$3,400,224
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD841	BRL3,000	JPMorgan Chase	7/9/2018	$68
USD113	MXN2,100	JPMorgan Chase	7/9/2018	7
USD1,766	BRL6,300	JPMorgan Chase	7/12/2018	143
USD4,296	INR289,525	JPMorgan Chase	7/12/2018	77
USD1,258	ZAR16,605	Goldman Sachs	7/12/2018	50
USD1,389	JPY153,000	Goldman Sachs	7/18/2018	5
JPY153,000	USD1,385	Goldman Sachs	7/18/2018	(1)
USD1,637	INR112,350	Citibank	7/24/2018	2
USD574	JPY63,000	Citibank	7/25/2018	4
USD1,798	INR120,000	Citibank	9/24/2018	66
USD968	EUR805	Bank of America, N.A.	12/13/2018	15
USD406	EUR320	Citibank	3/6/2019	24
USD531	EUR415	Goldman Sachs	3/8/2019	36
American Funds Insurance Series — New World Fund — Page 31 of 171

unaudited
Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD323	EUR255	Goldman Sachs	3/8/2019	$19
USD1,396	EUR1,100	JPMorgan Chase	3/15/2019	84
				$599
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $156,809,000, which represented 4.61% of the net assets of the fund.
[3]	Amount less than one thousand.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $293,875,000, which represented 8.64% of the net assets of the fund.
[5]	Value determined using significant unobservable inputs.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Coupon rate may change periodically.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[10]	Step bond; coupon rate may change at a later date.

Key to abbreviations and symbol
ADR = American Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
CDI = CREST Depository Interest
EGP = Egyptian pounds
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts
INR = Indian rupees
JPY = Japanese yen
MXN = Mexican pesos
NGN = Nigerian naira
USD/$ = U.S. dollars
ZAR = South African rand
American Funds Insurance Series — New World Fund — Page 32 of 171

Blue Chip Income and Growth Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 96.18% Health care 21.70%	Shares	Value (000)
AbbVie Inc.	6,711,500	$621,820
Amgen Inc.	1,616,800	298,445
Abbott Laboratories	4,365,000	266,221
Teva Pharmaceutical Industries Ltd. (ADR)	10,833,800	263,478
Gilead Sciences, Inc.	3,369,312	238,682
Medtronic PLC	900,000	77,049
Bristol-Myers Squibb Co.	1,125,000	62,258
UnitedHealth Group Inc.	131,000	32,140
Stryker Corp.	188,800	31,881
Merck & Co., Inc.	500,000	30,350
Thermo Fisher Scientific Inc.	144,600	29,952
Humana Inc.	73,000	21,727
		1,974,003
Information technology 15.45%
Intel Corp.	5,628,200	279,778
Microsoft Corp.	2,805,000	276,601
Alphabet Inc., Class A1	179,550	202,746
Alphabet Inc., Class C1	17,500	19,524
QUALCOMM Inc.	3,923,876	220,208
Facebook, Inc., Class A1	714,000	138,744
Apple Inc.	624,180	115,542
Texas Instruments Inc.	780,000	85,995
Mastercard Inc., Class A	232,000	45,593
Applied Materials, Inc.	459,000	21,201
		1,405,932
Industrials 10.97%
CSX Corp.	3,919,000	249,954
General Electric Co.	16,487,000	224,388
General Dynamics Corp.	1,011,000	188,460
Union Pacific Corp.	750,000	106,260
Illinois Tool Works Inc.	650,000	90,051
United Technologies Corp.	500,000	62,515
J.B. Hunt Transport Services, Inc.	427,500	51,962
Airbus Group SE (ADR)	661,000	19,232
Rolls-Royce Holdings PLC (ADR)	356,800	4,735
		997,557
Consumer staples 10.46%
Altria Group, Inc.	4,155,000	235,963
British American Tobacco PLC (ADR)	3,075,912	155,180
Costco Wholesale Corp.	606,255	126,695
Philip Morris International Inc.	1,365,000	110,210
Kellogg Co.	792,000	55,337
Coca-Cola Co.	1,250,000	54,825
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 33 of 171

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Kimberly-Clark Corp.	500,000	$52,670
Kraft Heinz Co.	776,666	48,790
PepsiCo, Inc.	400,000	43,548
Lamb Weston Holdings, Inc.	400,000	27,404
Mondelez International, Inc.	537,000	22,017
Nestlé SA (ADR)	240,000	18,583
		951,222
Consumer discretionary 10.31%
Twenty-First Century Fox, Inc., Class A	3,955,900	196,569
Lowe’s Companies, Inc.	1,739,000	166,196
CBS Corp., Class B	2,023,400	113,755
Marriott International, Inc., Class A	626,500	79,315
McDonald’s Corp.	500,000	78,345
Viacom Inc., Class B	2,112,850	63,724
Omnicom Group Inc.	750,000	57,202
Royal Caribbean Cruises Ltd.	500,000	51,800
NIKE, Inc., Class B	450,000	35,856
Newell Brands Inc.	1,300,000	33,527
TJX Companies, Inc.	270,000	25,699
Starbucks Corp.	300,000	14,655
Daimler AG (ADR)	745,000	11,953
Harley-Davidson, Inc.	220,000	9,258
		937,854
Financials 9.53%
Wells Fargo & Co.	6,847,300	379,614
JPMorgan Chase & Co.	1,763,200	183,725
Charles Schwab Corp.	2,175,000	111,143
U.S. Bancorp	1,000,000	50,020
PNC Financial Services Group, Inc.	230,000	31,073
HSBC Holdings PLC (ADR)	626,866	29,550
AIA Group Ltd. (ADR)	782,000	27,390
Banco Santander, SA (ADR)	3,885,000	20,746
Zions Bancorporation	355,000	18,705
American International Group, Inc.	282,000	14,952
		866,918
Energy 9.33%
EOG Resources, Inc.	2,160,500	268,831
Exxon Mobil Corp.	2,535,000	209,721
Halliburton Co.	2,846,700	128,272
Canadian Natural Resources, Ltd.	2,944,000	106,190
Royal Dutch Shell PLC, Class B (ADR)	1,347,000	97,860
Williams Companies, Inc.	1,392,000	37,737
		848,611
Telecommunication services 3.25%
Verizon Communications Inc.	3,306,480	166,349
CenturyLink, Inc.	3,476,800	64,808
AT&T Inc.	2,000,000	64,220
		295,377
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 34 of 171

unaudited
Common stocks Materials 2.41%	Shares	Value (000)
Freeport-McMoRan Inc.	6,536,000	$112,811
Praxair, Inc.	552,000	87,299
Vale SA, ordinary nominative (ADR)	1,519,000	19,474
		219,584
Utilities 1.66%
Edison International	832,300	52,660
Southern Co.	1,000,000	46,310
Sempra Energy	374,000	43,425
NextEra Energy, Inc.	50,000	8,351
		150,746
Real estate 0.82%
Crown Castle International Corp. REIT	446,700	48,163
Kimco Realty Corp. REIT	1,544,000	26,233
		74,396
Miscellaneous 0.29%
Other common stocks in initial period of acquisition		26,164
Total common stocks (cost: $7,063,606,000)		8,748,364
Short-term securities 3.79%	Principal amount (000)
Colgate-Palmolive Co. 1.91% due 7/9/2018[2]	$42,900	42,877
Eli Lilly and Co. 1.97% due 7/18/2018[2]	10,100	10,090
Emerson Electric Co. 1.92%–1.95% due 7/6/2018–7/31/2018[2]	34,500	34,451
Federal Home Loan Bank 1.78%–1.90% due 7/16/2018–8/17/2018	124,100	123,925
John Deere Financial Ltd. 1.93% due 7/12/2018[2]	38,800	38,773
National Rural Utilities Cooperative Finance Corp. 1.98% due 7/17/2018	11,200	11,189
Swedbank AB 1.85% due 7/2/2018	24,200	24,196
U.S. Treasury Bills 1.60%–1.99% due 7/19/2018–11/15/2018	59,500	59,119
Total short-term securities (cost: $344,620,000)		344,620
Total investment securities 99.97% (cost: $7,408,226,000)		9,092,984
Other assets less liabilities 0.03%		2,890
Net assets 100.00%		$9,095,874
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $126,191,000, which represented 1.39% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 35 of 171

Global Growth and Income Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 91.19% Information technology 23.49%	Shares	Value (000)
Nintendo Co., Ltd.	249,000	$81,415
Microsoft Corp.	641,000	63,209
Taiwan Semiconductor Manufacturing Co., Ltd.	7,406,800	52,596
United Microelectronics Corp.[1]	54,200,000	30,569
Alphabet Inc., Class A2	16,800	18,970
Alphabet Inc., Class C2	9,000	10,041
Alibaba Group Holding Ltd. (ADR)[2]	154,500	28,664
Murata Manufacturing Co., Ltd.	170,000	28,591
Broadcom Inc.	117,500	28,510
PagSeguro Digital Ltd., Class A2	998,752	27,715
Facebook, Inc., Class A2	120,000	23,319
AAC Technologies Holdings Inc.	1,503,500	21,176
TE Connectivity Ltd.	200,000	18,012
Temenos AG	101,000	15,298
Halma PLC	610,000	11,029
MediaTek Inc.	705,000	6,937
TravelSky Technology Ltd., Class H2	2,065,000	6,014
Intel Corp.	120,600	5,995
		478,060
Industrials 10.10%
Airbus SE, non-registered shares	503,000	58,893
Boeing Co.	87,000	29,189
Grupo Aeroportuario del Pacífico SAB de CV	2,930,000	27,130
Deutsche Post AG	523,000	17,083
Ryanair Holdings PLC (ADR)[2]	141,375	16,149
Lockheed Martin Corp.	51,800	15,303
Safran SA	90,000	10,936
Aeroflot - Russian Airlines PJSC	3,750,000	8,348
Eicher Motors Ltd.	18,700	7,803
ACS, Actividades de Construcción y Servicios SA	150,000	6,078
Flughafen Zürich AG	22,000	4,497
DCC PLC	45,600	4,150
		205,559
Financials 9.51%
Société Générale	497,000	20,961
Prudential PLC	765,000	17,512
AIA Group Ltd.	1,860,000	16,263
CenterState Bank Corp.	475,945	14,193
Blackstone Group LP	355,000	11,420
CIT Group Inc.	201,750	10,170
B3 SA - Brasil, Bolsa, Balcao	1,866,000	9,846
HSBC Holdings PLC (GBP denominated)	1,030,000	9,661
CME Group Inc., Class A	58,500	9,589
JPMorgan Chase & Co.	92,000	9,586
American Funds Insurance Series — Global Growth and Income Fund — Page 36 of 171

unaudited
Common stocks Financials (continued)	Shares	Value (000)
BNP Paribas SA	150,000	$9,317
DBS Group Holdings Ltd	475,000	9,277
Bank Central Asia Tbk PT	4,775,000	7,156
ABN AMRO Group NV, depository receipts	275,000	7,136
Wells Fargo & Co.	122,000	6,764
BlackRock, Inc.	13,500	6,737
First Republic Bank	60,000	5,807
Aviva PLC	655,000	4,357
Itaú Unibanco Holding SA, preferred nominative (ADR)	375,000	3,893
Capital One Financial Corp.	32,000	2,941
UniCredit SPA	56,319	940
		193,526
Health care 8.61%
UnitedHealth Group Inc.	203,300	49,878
Merck & Co., Inc.	437,000	26,526
Centene Corp.[2]	212,000	26,120
Hologic, Inc.[2]	400,000	15,900
ResMed Inc.	111,100	11,508
Thermo Fisher Scientific Inc.	55,000	11,393
Fleury SA, ordinary nominative	1,500,000	10,237
Novartis AG	124,000	9,426
Hikma Pharmaceuticals PLC	340,000	6,735
Hypera SA, ordinary nominative	562,000	4,004
AstraZeneca PLC	50,000	3,466
		175,193
Consumer discretionary 8.10%
Home Depot, Inc.	122,000	23,802
Amazon.com, Inc.[2]	14,000	23,797
Las Vegas Sands Corp.	250,000	19,090
Vivendi SA	715,200	17,539
Nitori Holdings Co., Ltd.	105,000	16,388
Accor SA	256,300	12,577
Paddy Power Betfair PLC	90,000	9,985
Comcast Corp., Class A	296,000	9,712
Axel Springer SE	125,000	9,043
Sony Corp.	174,000	8,901
Carnival Corp., units	138,000	7,909
adidas AG	28,000	6,113
Continental AG	200	46
		164,902
Materials 8.06%
Century Aluminum Co.[2]	2,275,000	35,831
Randgold Resources Ltd.	271,100	20,823
Vale SA, ordinary nominative	1,075,000	13,755
Vale SA, ordinary nominative (ADR)	505,000	6,474
BHP Billiton PLC	800,000	18,012
DowDuPont Inc.	232,044	15,296
James Hardie Industries PLC (CDI)	850,000	14,267
Rio Tinto PLC	199,000	11,033
CCL Industries Inc., Class B, nonvoting	192,500	9,437
LafargeHolcim Ltd.	150,000	7,328
American Funds Insurance Series — Global Growth and Income Fund — Page 37 of 171

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Koninklijke DSM NV	61,000	$6,135
PPG Industries, Inc.	55,000	5,705
		164,096
Consumer staples 6.97%
British American Tobacco PLC	1,335,000	67,479
Nestlé SA	258,700	20,089
Pinnacle Foods Inc.	200,000	13,012
Wal-Mart de México, SAB de CV, Series V	4,485,000	11,824
GRUMA, SAB de CV, Series B	852,000	10,420
Coca-Cola FEMSA, SAB de CV, Series L	1,610,000	9,117
Walgreens Boots Alliance, Inc.	100,000	6,002
Coca-Cola European Partners plc	95,000	3,861
		141,804
Energy 5.89%
Reliance Industries Ltd.	2,915,148	41,375
BP PLC	3,730,000	28,468
Royal Dutch Shell PLC, Class B	325,000	11,639
Royal Dutch Shell PLC, Class B (ADR)	150,000	10,897
Coal India Ltd.	4,310,000	16,629
ConocoPhillips	156,000	10,861
		119,869
Real estate 2.99%
MGM Growth Properties LLC REIT, Class A	676,200	20,597
Gaming and Leisure Properties, Inc. REIT	425,000	15,215
Public Storage REIT	37,000	8,394
Prologis, Inc. REIT	90,000	5,912
Crown Castle International Corp. REIT	53,000	5,715
Vonovia SE	104,442	4,971
		60,804
Telecommunication services 1.63%
Verizon Communications Inc.	435,000	21,885
Advanced Info Service PCL, foreign registered	1,350,000	7,538
Spark New Zealand Ltd.	1,500,000	3,790
		33,213
Utilities 1.46%
Ørsted AS	491,552	29,740
Miscellaneous 4.38%
Other common stocks in initial period of acquisition		89,264
Total common stocks (cost: $1,429,021,000)		1,856,030
Rights & warrants 0.01% Miscellaneous 0.01%
Other rights & warrants in initial period of acquisition		154
Total rights & warrants (cost: $163,000)		154
American Funds Insurance Series — Global Growth and Income Fund — Page 38 of 171

unaudited
Bonds, notes & other debt instruments 2.03% Corporate bonds & notes 1.98% Telecommunication services 1.69%	Principal amount (000)	Value (000)
Sprint Corp. 7.25% 2021	$33,000	$34,402
Health care 0.29%
Teva Pharmaceutical Finance Company BV 3.15% 2026	7,225	5,815
Total corporate bonds & notes		40,217
U.S. Treasury bonds & notes 0.05% U.S. Treasury 0.05%
U.S. Treasury 0.875% 2018	1,000	1,000
Total U.S. Treasury bonds & notes		1,000
Total bonds, notes & other debt instruments (cost: $39,059,000)		41,217
Short-term securities 6.47%
American Honda Finance Corp. 2.15% due 9/10/2018	15,000	14,935
BASF SE 2.03% due 8/2/2018[3]	14,500	14,473
Federal Home Loan Bank 1.84% due 8/1/2018	25,000	24,963
Société Générale 1.79% due 7/2/2018[3]	10,000	9,999
Swedbank AB 1.85%–1.89% due 7/2/2018–7/5/2018	47,300	47,289
Victory Receivables Corp. 2.02% due 7/2/2018[3]	10,000	9,998
Wal-Mart Stores, Inc. 1.86% due 7/2/2018[3]	10,000	9,998
Total short-term securities (cost: $131,662,000)		131,655
Total investment securities 99.70% (cost: $1,599,905,000)		2,029,056
Other assets less liabilities 0.30%		6,177
Net assets 100.00%		$2,035,233
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $30,569,000, which represented 1.50% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $44,468,000, which represented 2.18% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GBP = British pounds
American Funds Insurance Series — Global Growth and Income Fund — Page 39 of 171

Growth-Income Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 91.65% Information technology 18.09%	Shares	Value (000)
Alphabet Inc., Class A1	568,300	$641,719
Alphabet Inc., Class C1	377,284	420,917
Microsoft Corp.	9,316,400	918,690
Facebook, Inc., Class A1	3,498,600	679,848
Intel Corp.	9,190,900	456,880
Texas Instruments Inc.	3,340,982	368,343
Broadcom Inc.	1,495,784	362,937
Accenture PLC, Class A	1,504,900	246,187
QUALCOMM Inc.	4,173,975	234,243
Mastercard Inc., Class A	1,100,000	216,172
GoDaddy Inc., Class A1	2,175,970	153,623
NetApp, Inc.	1,939,790	152,332
Visa Inc., Class A	835,100	110,609
IAC/InterActiveCorp[1]	716,000	109,183
Worldpay, Inc., Class A1	1,250,000	102,225
International Business Machines Corp.	500,000	69,850
Teradata Corp.[1]	1,587,757	63,748
Xilinx, Inc.	975,000	63,629
Arista Networks, Inc.[1]	227,228	58,509
ASML Holding NV (New York registered)	272,100	53,868
Apple Inc.	190,500	35,263
Global Payments Inc.	312,200	34,807
ON Semiconductor Corp.[1]	1,491,600	33,166
MercadoLibre, Inc.	98,700	29,504
SAP SE	239,500	27,675
Automatic Data Processing, Inc.	155,000	20,792
Motorola Solutions, Inc.	100,000	11,637
Trimble Inc.[1]	340,000	11,166
First Data Corp., Class A1	529,541	11,083
Western Union Co.	400,000	8,132
		5,706,737
Consumer discretionary 13.59%
Netflix, Inc.[1]	2,982,977	1,167,627
Amazon.com, Inc.[1]	593,500	1,008,831
Twenty-First Century Fox, Inc., Class A	5,441,000	270,363
NIKE, Inc., Class B	2,901,200	231,168
Home Depot, Inc.	1,132,420	220,935
Comcast Corp., Class A	5,856,200	192,142
Charter Communications, Inc., Class A1	430,969	126,365
CBS Corp., Class B	2,244,600	126,191
Viacom Inc., Class B	3,516,900	106,070
Toyota Motor Corp.	1,525,000	98,760
Lowe’s Companies, Inc.	1,015,000	97,004
Signet Jewelers Ltd.	1,674,500	93,353
Marriott International, Inc., Class A	547,700	69,339
American Funds Insurance Series — Growth-Income Fund — Page 40 of 171

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Starbucks Corp.	1,313,930	$64,186
Wynn Resorts, Ltd.	375,666	62,864
Booking Holdings Inc.[1]	29,000	58,786
Newell Brands Inc.	2,222,600	57,321
Ferrari NV	390,000	53,059
Cedar Fair, LP	789,500	49,746
Aramark	1,270,200	47,124
Tapestry, Inc.	630,000	29,427
Carnival Corp., units	427,000	24,471
Harley-Davidson, Inc.	383,000	16,117
YUM! Brands, Inc.	205,630	16,084
		4,287,333
Health care 13.51%
AbbVie Inc.	6,563,841	608,140
UnitedHealth Group Inc.	2,170,668	532,552
Amgen Inc.	2,470,983	456,119
Gilead Sciences, Inc.	5,535,100	392,106
Abbott Laboratories	5,184,269	316,189
Express Scripts Holding Co.[1]	3,410,324	263,311
Merck & Co., Inc.	3,714,380	225,463
Stryker Corp.	1,091,544	184,318
Illumina, Inc.[1]	572,950	160,019
Eli Lilly and Co.	1,520,600	129,753
Novartis AG	1,670,150	126,960
Humana Inc.	414,510	123,371
Pfizer Inc.	3,151,351	114,331
Johnson & Johnson	897,000	108,842
Hologic, Inc.[1]	2,573,300	102,289
Seattle Genetics, Inc.[1]	1,536,306	101,995
Incyte Corp.[1]	1,330,900	89,170
Thermo Fisher Scientific Inc.	331,300	68,625
Ultragenyx Pharmaceutical Inc.[1]	695,200	53,440
Agios Pharmaceuticals, Inc.[1]	612,920	51,626
AstraZeneca PLC (ADR)	1,228,600	43,136
CVS Health Corp.	161,300	10,380
		4,262,135
Financials 10.67%
JPMorgan Chase & Co.	4,733,030	493,182
Wells Fargo & Co.	6,382,100	353,824
Bank of New York Mellon Corp.	4,570,400	246,482
Intercontinental Exchange, Inc.	3,073,355	226,045
State Street Corp.	1,795,500	167,143
Aon PLC, Class A	1,214,800	166,634
PNC Financial Services Group, Inc.	1,133,276	153,106
American International Group, Inc.	2,716,489	144,028
Chubb Ltd.	1,095,100	139,100
CME Group Inc., Class A	804,330	131,846
Marsh & McLennan Companies, Inc.	1,580,200	129,529
EXOR NV	1,600,000	107,811
Charles Schwab Corp.	2,024,500	103,452
UniCredit SPA	5,468,000	91,288
M&T Bank Corp.	531,600	90,452
Banco Santander, SA	16,095,805	86,314
American Funds Insurance Series — Growth-Income Fund — Page 41 of 171

unaudited
Common stocks Financials (continued)	Shares	Value (000)
Moody’s Corp.	447,458	$76,318
Kotak Mahindra Bank Ltd.	3,417,778	66,991
Goldman Sachs Group, Inc.	220,880	48,719
Bank of Montreal	595,127	46,002
Nasdaq, Inc.	482,600	44,047
Toronto-Dominion Bank	750,000	43,395
HDFC Bank Ltd.[2]	1,290,000	39,701
AIA Group Ltd.	4,300,000	37,598
BB&T Corp.	554,000	27,944
Huntington Bancshares Inc.	1,505,700	22,224
UBS Group AG	1,343,666	20,793
KeyCorp	893,000	17,449
Ameriprise Financial, Inc.	101,100	14,142
Invesco Ltd.	500,000	13,280
U.S. Bancorp	201,000	10,054
Progressive Corp.	119,100	7,045
		3,365,938
Industrials 10.20%
General Dynamics Corp.	2,035,000	379,344
Airbus SE, non-registered shares	2,782,764	325,816
BWX Technologies, Inc.	4,908,579	305,903
Textron Inc.	3,885,077	256,065
CSX Corp.	3,362,000	214,428
Union Pacific Corp.	1,074,077	152,175
General Electric Co.	11,136,000	151,561
Equifax Inc.	1,168,400	146,179
TransDigm Group Inc.	404,300	139,540
Norfolk Southern Corp.	840,000	126,731
L3 Technologies, Inc.	602,000	115,777
Harris Corp.	690,000	99,733
United Technologies Corp.	787,300	98,436
Deere & Co.	697,500	97,510
Safran SA	757,903	92,092
BAE Systems PLC	7,867,000	67,154
C.H. Robinson Worldwide, Inc.	757,935	63,409
Waste Management, Inc.	767,700	62,445
Waste Connections, Inc.	662,000	49,835
Nielsen Holdings PLC	1,398,100	43,243
Siemens AG (ADR)	315,000	20,754
Siemens AG	150,000	19,832
Huntington Ingalls Industries, Inc.	163,500	35,445
Rockwell Automation	202,700	33,695
Covanta Holding Corp.	2,019,800	33,327
Lockheed Martin Corp.	109,900	32,468
Meggitt PLC	4,499,152	29,291
Boeing Co.	82,250	27,596
		3,219,784
Consumer staples 7.97%
Coca-Cola Co.	7,063,100	309,787
British American Tobacco PLC	5,192,860	262,481
British American Tobacco PLC (ADR)	494,440	24,944
Lamb Weston Holdings, Inc.	3,533,000	242,046
Altria Group, Inc.	3,588,000	203,762
American Funds Insurance Series — Growth-Income Fund — Page 42 of 171

unaudited
Common stocks Consumer staples (continued)	Shares	Value (000)
Philip Morris International Inc.	2,192,170	$176,996
Mondelez International, Inc.	3,567,400	146,263
Procter & Gamble Co.	1,769,178	138,102
Costco Wholesale Corp.	650,900	136,025
Pernod Ricard SA	807,000	131,844
Carlsberg A/S, Class B	1,056,094	124,415
L’Oréal SA, bonus shares[2]	470,000	116,085
Nestlé SA	1,383,846	107,460
Walgreens Boots Alliance, Inc.	1,773,900	106,461
Kirin Holdings Co., Ltd.	3,380,000	90,457
Herbalife Nutrition Ltd.[1]	1,022,000	54,902
PepsiCo, Inc.	498,419	54,263
Diageo PLC	1,220,000	43,827
Avon Products, Inc.[1]	16,957,600	27,471
Kroger Co.	360,000	10,242
Hormel Foods Corp.	206,600	7,688
		2,515,521
Energy 6.39%
Exxon Mobil Corp.	4,034,000	333,733
Chevron Corp.	2,337,200	295,492
EOG Resources, Inc.	1,548,300	192,655
Enbridge Inc. (CAD denominated)	3,025,159	108,152
Enbridge Inc. (CAD denominated)[3]	1,340,553	47,926
ConocoPhillips	2,099,410	146,161
TOTAL SA	2,323,438	141,662
Schlumberger Ltd.	2,055,000	137,747
Concho Resources Inc.[1]	653,100	90,356
Williams Companies, Inc.	3,272,600	88,720
Baker Hughes, a GE Co., Class A	2,572,600	84,973
Royal Dutch Shell PLC, Class B (ADR)	830,000	60,300
Royal Dutch Shell PLC, Class A (ADR)	305,348	21,139
Canadian Natural Resources, Ltd. (CAD denominated)	2,073,000	74,821
Kinder Morgan, Inc.	3,264,200	57,679
Occidental Petroleum Corp.	461,900	38,652
Tullow Oil PLC[1]	9,369,306	30,295
Whitecap Resources Inc.	4,119,000	27,916
Noble Energy, Inc.	540,000	19,051
Halliburton Co.	202,800	9,138
Suncor Energy Inc.	213,650	8,695
BP PLC	157,000	1,198
		2,016,461
Materials 4.02%
Celanese Corp., Series A	2,573,233	285,783
Vale SA, ordinary nominative (ADR)	17,367,884	222,656
Vale SA, ordinary nominative	3,570,848	45,689
DowDuPont Inc.	3,737,900	246,403
Freeport-McMoRan Inc.	9,055,000	156,289
Praxair, Inc.	516,100	81,621
Mosaic Co.	2,522,400	70,753
Rio Tinto PLC	1,020,655	56,588
International Flavors & Fragrances Inc.	418,500	51,877
PPG Industries, Inc.	252,000	26,140
American Funds Insurance Series — Growth-Income Fund — Page 43 of 171

unaudited
Common stocks Materials (continued)	Shares	Value (000)
Centerra Gold Inc.[1]	2,917,909	$16,225
Asahi Kasei Corp.	619,000	7,872
		1,267,896
Real estate 1.63%
Crown Castle International Corp. REIT	1,548,200	166,927
Iron Mountain Inc. REIT	3,599,221	126,009
Weyerhaeuser Co. REIT[1]	3,324,541	121,213
American Tower Corp. REIT	515,800	74,363
MGM Growth Properties LLC REIT, Class A	860,262	26,203
		514,715
Utilities 1.39%
Sempra Energy	2,112,942	245,334
American Electric Power Co., Inc.	1,727,200	119,609
PG&E Corp.	1,045,500	44,496
AES Corp.	2,287,400	30,674
		440,113
Telecommunication services 1.28%
Verizon Communications Inc.	7,348,400	369,698
Inmarsat PLC	4,756,028	34,522
		404,220
Mutual funds 0.18%
Altaba Inc.[1]	789,243	57,781
Miscellaneous 2.73%
Other common stocks in initial period of acquisition		860,215
Total common stocks (cost: $20,259,215,000)		28,918,849
Convertible stocks 0.06% Financials 0.02%
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred[4]	6,000	7,305
Miscellaneous 0.04%
Other convertible stocks in initial period of acquisition		11,888
Total convertible stocks (cost: $18,683,000)		19,193
Convertible bonds 0.14% Energy 0.14%	Principal amount (000)
Weatherford International PLC, convertible notes, 5.875% 2021	$43,359	42,780
Total convertible bonds (cost: $43,359,000)		42,780
American Funds Insurance Series — Growth-Income Fund — Page 44 of 171

unaudited
Short-term securities 7.88%	Principal amount (000)	Value (000)
3M Co. 1.93% due 7/13/2018[3]	$40,000	$39,970
Apple Inc. 1.93% due 7/10/2018[3]	50,000	49,971
CHARTA, LLC 2.27%–2.28% due 8/7/2018–9/28/2018[3]	71,300	70,964
Chevron Corp. 2.05% due 9/17/2018[3]	50,000	49,772
ExxonMobil Corp. 1.97%–2.02% due 8/14/2018–8/27/2018	95,500	95,219
Fannie Mae 1.84% due 7/30/2018	50,000	49,931
Federal Home Loan Bank 1.70%–1.91% due 7/5/2018–8/29/2018	856,000	854,806
Freddie Mac 1.76%–1.79% due 7/18/2018–7/26/2018	100,000	99,902
General Dynamics Corp. 2.03% due 8/8/2018[3]	25,000	24,943
Honeywell International Inc. 1.95% due 7/25/2018[3]	50,000	49,929
Intel Corp. 1.98% due 8/7/2018[3]	75,000	74,839
John Deere Bank SA 2.10% due 8/14/2018[3]	25,000	24,935
Jupiter Securitization Co., LLC 2.28% due 8/3/2018[3]	50,000	49,899
PepsiCo Inc. 1.98% due 8/7/2018[3]	40,000	39,913
Pfizer Inc. 1.96%–2.03% due 8/13/2018–9/10/2018[3]	106,800	106,414
Société Générale 1.79% due 7/2/2018[3]	68,900	68,890
U.S. Treasury Bills 1.61%–2.01% due 7/12/2018–11/15/2018	691,200	687,916
United Parcel Service Inc. 1.87% due 7/9/2018[3]	50,000	49,974
Total short-term securities (cost: $2,488,142,000)		2,488,187
Total investment securities 99.73% (cost: $22,809,399,000)		31,469,009
Other assets less liabilities 0.27%		84,011
Net assets 100.00%		$31,553,020
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $155,786,000, which represented .49% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $748,339,000, which represented 2.37% of the net assets of the fund.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
OFG Bancorp, Series C, 8.75% noncumulative convertible preferred	6/28/2012	$6,000	$7,305.02%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
American Funds Insurance Series — Growth-Income Fund — Page 45 of 171

International Growth and Income Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 90.64% Financials 20.57%	Shares	Value (000)
HDFC Bank Ltd.[1]	1,228,800	$37,817
Zurich Insurance Group AG	92,200	27,382
Banco Santander, SA	4,488,061	24,067
BNP Paribas SA	300,300	18,653
Prudential PLC	738,000	16,894
KB Financial Group Inc.	356,500	16,889
AIA Group Ltd.	1,833,000	16,027
Swedbank AB, Class A	611,000	13,084
Sumitomo Mitsui Financial Group, Inc.	308,000	11,979
Sberbank of Russia PJSC (ADR)	802,660	11,586
Intesa Sanpaolo SpA	3,590,000	10,424
Itaú Unibanco Holding SA, preferred nominative (ADR)	991,300	10,290
Lloyds Banking Group PLC	11,968,000	9,959
Sampo Oyj, Class A	203,000	9,909
Credit Suisse Group AG	576,077	8,697
PICC Property and Casualty Co. Ltd., Class H	7,905,000	8,534
Banco Bilbao Vizcaya Argentaria, SA	825,000	5,852
Banco Bilbao Vizcaya Argentaria, SA (ADR)	337,643	2,363
St. James’s Place PLC	524,000	7,936
Moscow Exchange MICEX-RTS PJSC	4,172,000	7,213
Banca Mediolanum SPA	1,013,437	6,870
ABN AMRO Group NV, depository receipts	260,000	6,747
Bank Rakyat Indonesia (Persero) Tbk PT	20,420,000	4,047
Axis Bank Ltd.[1,2,3]	565,899	3,924
Jupiter Fund Management PLC	587,000	3,455
GT Capital Holdings, Inc.	55,680	950
		301,548
Health care 9.93%
Novartis AG	426,145	32,394
Hikma Pharmaceuticals PLC	1,317,700	26,103
Fresenius SE & Co. KGaA	286,000	22,979
Daiichi Sankyo Co., Ltd.	561,000	21,469
Teva Pharmaceutical Industries Ltd. (ADR)	662,000	16,100
Essilor International SA	100,072	14,129
Merck KGaA	63,950	6,245
China Biologic Products Holdings, Inc.[4]	61,000	6,059
		145,478
Information technology 8.93%
Samsung Electronics Co., Ltd.	646,634	27,066
Tencent Holdings Ltd.	440,700	22,120
Lenovo Group Ltd.	35,600,000	19,285
Yandex NV, Class A4	470,000	16,873
Tokyo Electron Ltd.	63,700	10,943
Taiwan Semiconductor Manufacturing Co., Ltd.	1,464,000	10,396
American Funds Insurance Series — International Growth and Income Fund — Page 46 of 171

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
ASML Holding NV	37,500	$7,432
Flex Ltd.[4]	516,500	7,288
Alibaba Group Holding Ltd. (ADR)[4]	28,600	5,306
AAC Technologies Holdings Inc.	299,000	4,211
		130,920
Materials 8.49%
Rio Tinto PLC	1,098,800	60,920
Vale SA, ordinary nominative (ADR)	1,701,000	21,807
Yara International ASA	343,000	14,235
Akzo Nobel NV	105,700	9,050
Glencore PLC	1,880,000	8,982
Air Liquide SA, non-registered shares	47,000	5,911
Norsk Hydro ASA	576,000	3,451
		124,356
Consumer staples 7.81%
British American Tobacco PLC	931,402	47,079
Pernod Ricard SA	128,650	21,018
Imperial Brands PLC	316,016	11,770
Associated British Foods PLC	253,000	9,142
Philip Morris International Inc.	109,400	8,833
Kirin Holdings Co., Ltd.	313,000	8,377
Coca-Cola Icecek AS, Class C	767,000	5,663
Orion Corp.	19,739	2,639
		114,521
Industrials 7.33%
Airbus SE, non-registered shares	253,960	29,734
Shanghai International Airport Co., Ltd., Class A	3,256,033	27,266
ASSA ABLOY AB, Class B	681,100	14,517
Rolls-Royce Holdings PLC[4]	838,400	10,934
Airports of Thailand PCL, foreign registered	5,250,000	9,983
ALD SA	513,000	8,759
Komatsu Ltd.	166,800	4,773
International Container Terminal Services, Inc.	1,000,000	1,448
		107,414
Energy 7.05%
Royal Dutch Shell PLC, Class A	1,933,691	67,091
Royal Dutch Shell PLC, Class B	89,900	3,219
TOTAL SA	305,299	18,615
Canadian Natural Resources, Ltd. (CAD denominated)	146,900	5,302
Cenovus Energy Inc.	480,000	4,984
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	360,300	3,185
Petróleo Brasileiro SA (Petrobras), preferred nominative	214,000	949
		103,345
Consumer discretionary 6.21%
LVMH Moët Hennessy-Louis Vuitton SE	48,000	15,987
NEXT PLC	131,000	10,460
Naspers Ltd., Class N	41,000	10,416
Kering SA	16,600	9,375
ProSiebenSat.1 Media SE	336,300	8,534
Galaxy Entertainment Group Ltd.	1,100,000	8,518
American Funds Insurance Series — International Growth and Income Fund — Page 47 of 171

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Inchcape PLC	589,000	$6,067
Sands China Ltd.	972,000	5,197
Petrobras Distribuidora S.A.	869,900	4,105
Paddy Power Betfair PLC	32,000	3,550
Hyundai Motor Co.	28,300	3,187
Hyundai Mobis Co., Ltd.	13,875	2,639
RTL Group SA, non-registered shares	32,100	2,178
PUMA SE	1,383	809
		91,022
Utilities 5.92%
Ørsted AS	441,200	26,694
EDP - Energias de Portugal, SA	4,019,498	15,960
Korea Electric Power Corp.	346,800	9,957
ENN Energy Holdings Ltd.	858,000	8,437
ENGIE SA	498,000	7,636
CK Infrastructure Holdings Ltd.	901,500	6,682
Iberdrola, SA, non-registered shares	807,869	6,249
National Grid PLC	345,970	3,828
Red Eléctrica de Corporación, SA	61,546	1,253
		86,696
Real estate 4.57%
Sun Hung Kai Properties Ltd.	1,760,000	26,561
Daito Trust Construction Co., Ltd.	95,500	15,535
CK Asset Holdings Ltd.	1,797,348	14,272
China Resources Land Ltd.	3,162,000	10,660
		67,028
Telecommunication services 2.75%
Nippon Telegraph and Telephone Corp.	409,800	18,640
BT Group PLC	4,859,461	13,968
Singapore Telecommunications Ltd.	2,011,000	4,546
Intouch Holdings PCL, foreign registered	1,983,000	3,187
		40,341
Miscellaneous 1.08%
Other common stocks in initial period of acquisition		15,814
Total common stocks (cost: $1,219,768,000)		1,328,483
Bonds, notes & other debt instruments 1.39% Bonds & notes of governments & government agencies outside the U.S. 0.84%	Principal amount (000)
Brazil (Federative Republic of) 0% 2022	BRL14,800	2,728
Brazil (Federative Republic of) 10.00% 2025	22,000	5,346
Brazil (Federative Republic of) 10.00% 2027	8,500	2,003
Portuguese Republic 3.875% 2030	€1,640	2,280
		12,357
Corporate bonds & notes 0.52% Energy 0.29%
Petróleos Mexicanos 6.875% 2026	$3,617	3,810
Petróleos Mexicanos 6.35% 2048[3]	454	413
		4,223
American Funds Insurance Series — International Growth and Income Fund — Page 48 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care 0.23%	Principal amount (000)	Value (000)
Teva Pharmaceutical Finance Company BV 3.15% 2026	$1,060	$853
Teva Pharmaceutical Finance Company BV 4.10% 2046	1,160	832
Valeant Pharmaceuticals International, Inc. 6.125% 2025[3]	1,865	1,725
		3,410
Total corporate bonds & notes		7,633
U.S. Treasury bonds & notes 0.03% U.S. Treasury 0.03%
U.S. Treasury 0.875% 2018	420	420
Total U.S. Treasury bonds & notes		420
Total bonds, notes & other debt instruments (cost: $21,587,000)		20,410
Short-term securities 7.70%
Federal Home Loan Bank 1.87% due 7/30/2018	4,900	4,893
Mizuho Bank, Ltd. 2.05% due 8/7/2018[3]	17,200	17,162
National Australia Bank Ltd. 1.95% due 7/2/2018[3]	4,800	4,799
Nestlé Capital Corp. 2.08% due 9/4/2018[3]	15,200	15,143
Nordea Bank AB 2.22% due 9/17/2018[3]	8,300	8,261
Société Générale 1.79% due 7/2/2018[3]	21,000	20,997
Swedbank AB 2.21%–2.22% due 9/18/2018–9/24/2018	41,800	41,588
Total short-term securities (cost: $112,845,000)		112,843
Total investment securities 99.73% (cost: $1,354,200,000)		1,461,736
Other assets less liabilities 0.27%		3,946
Net assets 100.00%		$1,465,682
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $41,741,000, which represented 2.85% of the net assets of the fund.
[2]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $72,424,000, which represented 4.94% of the net assets of the fund.
[4]	Security did not produce income during the last 12 months.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	12/18/2017	$4,634	$3,924.27%

Key to abbreviations and symbol
ADR = American Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
€ = Euros
American Funds Insurance Series — International Growth and Income Fund — Page 49 of 171

Capital Income Builder®
Investment portfolio
June 30, 2018
unaudited
Common stocks 67.25% Financials 9.87%	Shares	Value (000)
Wells Fargo & Co.	164,800	$9,137
CME Group Inc., Class A	48,916	8,018
Sampo Oyj, Class A	107,469	5,246
Zurich Insurance Group AG	16,306	4,843
HSBC Holdings PLC (GBP denominated)	437,200	4,101
ABN AMRO Group NV, depository receipts	141,555	3,673
Swedbank AB, Class A	166,138	3,558
JPMorgan Chase & Co.	30,900	3,220
Intesa Sanpaolo SPA	1,056,817	3,206
Oversea-Chinese Banking Corp. Ltd.	350,000	2,990
Standard Life Aberdeen PLC	519,907	2,235
Svenska Handelsbanken AB, Class A	195,040	2,168
DBS Group Holdings Ltd	110,600	2,160
KBC Groep NV	27,025	2,087
Invesco Ltd.	76,400	2,029
Lloyds Banking Group PLC	2,325,300	1,935
BNP Paribas SA	30,300	1,882
Bank of China Ltd., Class H	1,894,000	939
MONETA Money Bank, AS, non-registered shares	137,053	470
Union National Bank PJSC[1]	154,349	156
		64,053
Energy 8.87%
Royal Dutch Shell PLC, Class B	303,840	10,881
Royal Dutch Shell PLC, Class B (ADR)	8,500	618
Royal Dutch Shell PLC, Class A	101	3
Enbridge Inc. (CAD denominated)	229,370	8,200
Enbridge Inc. (CAD denominated)[2]	12,969	464
Schlumberger Ltd.	119,800	8,030
Occidental Petroleum Corp.	89,300	7,473
Kinder Morgan, Inc.	359,000	6,343
Williams Companies, Inc.	215,800	5,850
Inter Pipeline Ltd.	260,000	4,873
Helmerich & Payne, Inc.	76,300	4,865
		57,600
Information technology 8.55%
Microsoft Corp.	132,120	13,028
QUALCOMM Inc.	185,600	10,416
Taiwan Semiconductor Manufacturing Co., Ltd.	1,005,800	7,142
Intel Corp.	135,200	6,721
Broadcom Inc.	23,100	5,605
HP Inc.	183,600	4,166
Vanguard International Semiconductor Corp.	1,659,000	3,798
American Funds Insurance Series — Capital Income Builder — Page 50 of 171

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
VTech Holdings Ltd.	217,400	$2,509
Delta Electronics, Inc.	585,000	2,101
		55,486
Consumer staples 8.18%
Diageo PLC	259,500	9,322
British American Tobacco PLC	155,000	7,835
Philip Morris International Inc.	86,020	6,945
Coca-Cola Co.	148,000	6,491
Imperial Brands PLC	141,500	5,270
Altria Group, Inc.	65,370	3,712
Reckitt Benckiser Group PLC	36,100	2,973
Carlsberg A/S, Class B	21,421	2,524
Danone SA	31,203	2,291
Japan Tobacco Inc.	75,700	2,116
Nestlé SA	26,616	2,067
Walgreens Boots Alliance, Inc.	25,800	1,548
		53,094
Real estate 6.41%
American Tower Corp. REIT	87,769	12,654
Crown Castle International Corp. REIT	76,900	8,291
Digital Realty Trust, Inc. REIT	51,200	5,713
Link Real Estate Investment Trust REIT	487,000	4,448
Nexity SA, Class A, non-registered shares	65,289	4,125
Iron Mountain Inc. REIT	115,800	4,054
CK Asset Holdings Ltd.	296,000	2,350
		41,635
Consumer discretionary 6.22%
Las Vegas Sands Corp.	176,600	13,484
Greene King PLC	948,000	7,202
Sands China Ltd.	1,018,800	5,448
SES SA, Class A (FDR)	233,286	4,274
Modern Times Group MTG AB, Class B	64,957	2,718
InterContinental Hotels Group PLC	41,900	2,610
Starbucks Corp.	38,200	1,866
Gannett Co., Inc.	132,999	1,423
BCA Marketplace PLC	460,000	1,336
		40,361
Utilities 4.50%
SSE PLC	477,689	8,542
Enel SPA	1,160,877	6,449
PG&E Corp.	115,756	4,927
National Grid PLC	357,100	3,951
Infratil Ltd.	1,291,737	2,957
Iberdrola, SA, non-registered shares	307,404	2,378
		29,204
Telecommunication services 4.35%
Vodafone Group PLC	4,255,100	10,323
HKT Trust and HKT Ltd., units	4,775,340	6,099
Koninklijke KPN NV	1,553,475	4,227
NTT DoCoMo, Inc.	121,700	3,103
American Funds Insurance Series — Capital Income Builder — Page 51 of 171

unaudited
Common stocks Telecommunication services (continued)	Shares	Value (000)
Verizon Communications Inc.	47,650	$2,397
AT&T Inc.	65,600	2,106
		28,255
Industrials 3.59%
Airbus SE, non-registered shares	88,814	10,398
Boeing Co.	17,600	5,905
BAE Systems PLC	278,100	2,374
Kühne + Nagel International AG	15,085	2,273
Capita PLC	736,000	1,552
Air New Zealand Ltd.	361,960	778
		23,280
Health care 3.54%
AstraZeneca PLC (ADR)	113,500	3,985
AstraZeneca PLC	39,300	2,725
Roche Holding AG, non-registered shares, nonvoting	23,575	5,250
Gilead Sciences, Inc.	69,200	4,902
Pfizer Inc.	94,900	3,443
Johnson & Johnson	22,000	2,670
		22,975
Materials 1.82%
DowDuPont Inc.	84,800	5,590
Nutrien Ltd.	64,720	3,520
Givaudan SA	1,202	2,733
		11,843
Miscellaneous 1.35%
Other common stocks in initial period of acquisition		8,754
Total common stocks (cost: $424,055,000)		436,540
Convertible stocks 0.72% Utilities 0.38%
Sempra Energy, Series A, 6.00% convertible preferred 2021	24,000	2,477
Real estate 0.34%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	2,231	2,229
Total convertible stocks (cost: $4,742,000)		4,706
Bonds, notes & other debt instruments 23.54% U.S. Treasury bonds & notes 13.04% U.S. Treasury 12.25%	Principal amount (000)
U.S. Treasury 2.625% 2021	$215	215
U.S. Treasury 8.00% 2021	2,550	2,988
U.S. Treasury 1.625% 2022	6,050	5,793
U.S. Treasury 1.75% 2022	5,015	4,835
U.S. Treasury 1.875% 2022	9,000	8,711
U.S. Treasury 1.875% 2022	1,000	966
U.S. Treasury 2.00% 2022	15,000	14,561
American Funds Insurance Series — Capital Income Builder — Page 52 of 171

unaudited
Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.00% 2022	$3,000	$2,911
U.S. Treasury 2.125% 2022	8,800	8,576
U.S. Treasury 2.75% 2023	3,770	3,772
U.S. Treasury 2.75% 2023	2,000	2,002
U.S. Treasury 2.00% 2025	13,200	12,499
U.S. Treasury 2.00% 2026	4,500	4,214
U.S. Treasury 2.875% 2045	200	196
U.S. Treasury, principal only, 0% 2047	12,400	5,206
U.S. Treasury 3.00% 2048	33	33
U.S. Treasury 3.125% 2048	2,000	2,052
		79,530
U.S. Treasury inflation-protected securities 0.79%
U.S. Treasury Inflation-Protected Security 0.375% 2027[3]	1,037	1,008
U.S. Treasury Inflation-Protected Security 0.50% 2028[3]	4,915	4,084
		5,092
Total U.S. Treasury bonds & notes		84,622
Mortgage-backed obligations 7.08%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[2,4,5]	973	985
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, 6.251% 2049[4,5]	26	26
Fannie Mae 4.00% 2046[4]	1,126	1,150
Fannie Mae 4.00% 2047[4]	9,639	9,848
Fannie Mae 4.00% 2047[4]	840	859
Fannie Mae 4.50% 2048[4]	7,956	8,337
Fannie Mae 4.50% 2048[4]	5,975	6,261
Finance of America Structured Securities Trust, Series 2017-HB1, Class A, 2.3207% 2027[1,2,4,5]	233	232
Freddie Mac 2.50% 2032[4]	102	99
Freddie Mac 2.50% 2033[4]	149	144
Freddie Mac 4.50% 2048[4,6]	5,552	5,768
Freddie Mac 4.50% 2048[4,6]	1,448	1,507
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.25% 2056[4]	537	521
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.50% 2056[4,5]	266	259
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[4]	504	492
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[4,5]	213	208
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	3,192	3,135
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[4]	165	163
Government National Mortgage Assn. 4.50% 2048[4,6]	3,136	3,260
Government National Mortgage Assn. 4.50% 2048[4,6]	1,889	1,960
Government National Mortgage Assn. 5.664% 2059[4]	2	2
Government National Mortgage Assn. 4.812% 2060[4]	—[7]	—[7]
Government National Mortgage Assn. 5.46% 2060[4]	51	51
Government National Mortgage Assn. 4.646% 2061[4]	50	50
Government National Mortgage Assn. 4.81% 2061[4]	2	2
Government National Mortgage Assn. 6.87% 2061[4]	9	9
Government National Mortgage Assn. 4.56% 2062[4]	43	44
Government National Mortgage Assn. 4.62% 2062[4]	259	262
Government National Mortgage Assn. 4.281% 2063[4]	120	122
Government National Mortgage Assn. 4.479% 2063[4]	51	52
Government National Mortgage Assn. 4.563% 2063[4]	134	137
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 2027[1,2,4]	36	36
		45,981
American Funds Insurance Series — Capital Income Builder — Page 53 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes 3.34% Financials 1.26%	Principal amount (000)	Value (000)
American International Group, Inc. 4.75% 2048	$100	$97
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[8]	127	126
Bank of America Corp. 3.97% 2029 (3-month USD-LIBOR + 1.07% on 3/5/2028)[8]	265	261
Barclays Bank PLC 4.972% 2029 (3-month USD-LIBOR + 1.902% on 5/16/2028)[8]	200	198
BB&T Corp. 6.85% 2019	100	103
BB&T Corp. 3.70% 2025	200	199
BNP Paribas 3.375% 2025[2]	250	236
Citigroup Inc. 4.50% 2022	230	236
Citigroup Inc. 4.044% 2024 (3-month USD-LIBOR + 1.023% on 6/1/2023)[8]	110	111
Citigroup Inc. 4.075% 2029 (3-month USD-LIBOR + 1.192% on 4/23/2028)[8]	234	230
CME Group Inc. 4.15% 2048	200	203
Cooperatieve Rabobank U.A. 2.75% 2023	250	241
Crédit Agricole SA 3.75% 2023[2]	330	324
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[2,8]	250	250
Danske Bank AS 2.80% 2021[2]	250	246
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)[8]	575	567
Groupe BPCE SA 2.75% 2023[2]	250	239
Groupe BPCE SA 4.00% 2024	285	286
HSBC Holdings PLC 3.326% 2024[5]	250	249
Intesa Sanpaolo SpA 5.71% 2026[2]	375	343
Intesa Sanpaolo SpA 3.875% 2027[2]	200	173
JPMorgan Chase & Co. 6.30% 2019	200	206
JPMorgan Chase & Co. 4.25% 2020	300	307
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[8]	75	74
JPMorgan Chase & Co. 4.005% 2029 (3-month USD-LIBOR + 1.12% on 4/23/2028)[8]	430	425
Lloyds Banking Group PLC 4.45% 2025	200	201
Lloyds Banking Group PLC 4.375% 2028	200	198
Metropolitan Life Global Funding I 2.40% 2021[2]	225	221
Morgan Stanley 5.50% 2020	300	313
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[8]	100	100
Morgan Stanley 3.875% 2026	331	326
New York Life Global Funding 3.00% 2028[2]	150	141
Travelers Companies, Inc. 4.05% 2048	70	68
US Bancorp 2.00% 2020	250	246
US Bancorp 2.375% 2026	65	59
Wells Fargo & Co. 4.60% 2021	300	310
Wells Fargo & Co. 3.55% 2025	99	96
		8,209
Utilities 0.51%
Consolidated Edison Co. of New York 4.50% 2058	95	95
DTE Electric Co 4.05% 2048	70	70
Duke Energy Corp. 2.65% 2026	115	104
Duke Energy Florida, LLC 3.80% 2028	75	75
Duke Energy Florida, LLC 4.20% 2048	50	50
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[8]	120	125
Emera US Finance LP 4.75% 2046	120	119
Enel Finance International SA 3.625% 2027[2]	215	197
Entergy Corp. 5.125% 2020	200	206
Entergy Corp. 2.95% 2026	280	256
FirstEnergy Corp. 3.90% 2027	12	12
FirstEnergy Corp. 3.50% 2028[2]	60	57
FirstEnergy Corp. 4.10% 2028[2]	65	65
Great Plains Energy Inc. 4.20% 2048	65	64
American Funds Insurance Series — Capital Income Builder — Page 54 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Mississippi Power Co. 4.25% 2042	$335	$322
Pacific Gas and Electric Co. 3.30% 2027	200	180
Progress Energy, Inc. 7.05% 2019	100	103
Public Service Co. of Colorado 4.10% 2048	100	101
SCANA Corp. 6.25% 2020	400	412
SCANA Corp. 4.75% 2021	350	354
SCANA Corp. 4.125% 2022	160	158
South Carolina Electric & Gas Co. 5.45% 2041	50	54
Xcel Energy Inc. 4.00% 2028	120	120
		3,299
Consumer staples 0.36%
Anheuser-Busch InBev NV 4.90% 2046	170	175
Anheuser-Busch InBev NV 4.60% 2048	50	49
British American Tobacco PLC 3.557% 2027[2]	600	559
British American Tobacco PLC 4.54% 2047[2]	150	141
Constellation Brands, Inc. 3.20% 2023	230	224
Constellation Brands, Inc. 3.60% 2028	105	99
Maple Escrow 4.057% 2023[2]	160	161
Maple Escrow 4.417% 2025[2]	30	30
Maple Escrow 4.597% 2028[2]	129	130
Maple Escrow 5.085% 2048[2]	214	216
Molson Coors Brewing Co. 4.20% 2046	65	59
Reynolds American Inc. 6.875% 2020	300	318
Wal-Mart Stores, Inc. 4.05% 2048	175	176
		2,337
Health care 0.32%
Abbott Laboratories 3.40% 2023	290	286
AbbVie Inc. 4.45% 2046	125	120
Allergan Funding SCS 4.85% 2044	100	97
Becton, Dickinson and Co. 3.70% 2027	220	208
Boston Scientific Corp. 6.00% 2020	200	208
Centene Corp. 5.375% 2026[2]	100	102
CVS Health Corp. 4.10% 2025	183	182
CVS Health Corp. 4.30% 2028	175	173
CVS Health Corp. 4.78% 2038	300	297
Medtronic, Inc. 4.125% 2021	200	205
Shire PLC 2.875% 2023	213	201
		2,079
Energy 0.28%
Cenovus Energy Inc. 4.25% 2027	105	101
Cenovus Energy Inc. 5.40% 2047	65	64
Concho Resources Inc. 4.30% 2028	155	155
Enbridge Energy Partners, LP 7.375% 2045	206	263
Energy Transfer Partners, LP 4.00% 2027	215	201
Energy Transfer Partners, LP 5.40% 2047	200	184
Energy Transfer Partners, LP 6.00% 2048	26	26
EnLink Midstream Partners, LP 5.45% 2047	75	63
Kinder Morgan, Inc. 4.30% 2028	50	49
Kinder Morgan, Inc. 5.55% 2045	200	203
Petróleos Mexicanos 6.35% 2048[2]	40	36
Phillips 66 Partners LP 4.90% 2046	50	48
American Funds Insurance Series — Capital Income Builder — Page 55 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
TransCanada PipeLines Ltd. 4.25% 2028	$60	$60
Ultra Petroleum Corp. 6.875% 2022[2]	125	95
Western Gas Partners LP 5.30% 2048	50	46
Williams Partners LP 4.125% 2020	200	203
		1,797
Telecommunication services 0.27%
Deutsche Telekom International Finance BV 6.75% 2018	450	452
Deutsche Telekom International Finance BV 3.60% 2027[2]	150	142
Verizon Communications Inc. 4.329% 2028[2]	312	310
Verizon Communications Inc. 4.125% 2046	108	93
Verizon Communications Inc. 4.862% 2046	100	96
Vodafone Group PLC 3.75% 2024	300	298
Vodafone Group PLC 4.375% 2028	50	49
Vodafone Group PLC 5.25% 2048	300	300
		1,740
Consumer discretionary 0.22%
Amazon.com, Inc. 4.05% 2047	35	34
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	310	291
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	80	78
Comcast Corp. 5.15% 2020	100	103
Comcast Corp. 4.00% 2047	100	89
Comcast Corp. 4.00% 2048	50	44
DaimlerChrysler North America Holding Corp. 3.35% 2023[2]	350	344
Ford Motor Co. 5.291% 2046	90	84
McDonald’s Corp. 4.45% 2047	55	55
NBC Universal Enterprise, Inc. 5.25% 2049[2]	300	304
		1,426
Industrials 0.06%
3M Co. 2.25% 2023	110	105
CSX Corp. 3.80% 2028	95	93
General Dynamics Corp. 3.375% 2023	65	65
Union Pacific Corp. 4.50% 2048	80	81
United Technologies Corp. 3.125% 2027	75	70
		414
Real estate 0.05%
Equinix, Inc. 5.375% 2027	300	300
Materials 0.01%
Sherwin-Williams Co. 3.45% 2027	100	95
Total corporate bonds & notes		21,696
Asset-backed obligations 0.08%
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80% 2020[2,4]	495	494
Total bonds, notes & other debt instruments (cost: $155,499,000)		152,793
American Funds Insurance Series — Capital Income Builder — Page 56 of 171

unaudited
Short-term securities 9.94%	Principal amount (000)	Value (000)
Chevron Corp. 1.88% due 7/13/2018[2]	$4,800	$4,796
Eli Lilly and Co. 1.97% due 7/18/2018[2]	7,800	7,792
Emerson Electric Co. 1.92%–1.99% due 7/23/2018–8/8/2018[2]	13,500	13,477
Federal Home Loan Bank 1.80%–1.88% due 7/6/2018–8/2/2018	10,700	10,687
Kimberly-Clark Corp. 1.95% due 7/11/2018[2]	7,800	7,795
Merck & Co. Inc. 1.97% due 8/8/2018[2]	4,200	4,191
Swedbank AB 1.85% due 7/2/2018	10,000	9,998
Tennessee Valley Authority 1.88% due 7/17/2018	5,800	5,795
Total short-term securities (cost: $64,536,000)		64,531
Total investment securities 101.45% (cost: $648,832,000)		658,570
Other assets less liabilities (1.45)%		(9,433)
Net assets 100.00%		$649,137
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $424,000, which represented .07% of the net assets of the fund. This amount includes $156,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $45,324,000, which represented 6.98% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]	Purchased on a TBA basis.
[7]	Amount less than one thousand.
[8]	Step bond; coupon rate may change at a later date.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
FDR = Fiduciary Depositary Receipts
GBP = British pounds
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
American Funds Insurance Series — Capital Income Builder — Page 57 of 171

Asset Allocation Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 62.22% Information technology 17.01%	Shares	Value (000)
Microsoft Corp.	7,220,000	$711,964
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,251,000	521,016
Taiwan Semiconductor Manufacturing Co., Ltd.	8,600,000	61,069
ASML Holding NV (New York registered)	2,202,100	435,950
VeriSign, Inc.[1]	3,140,000	431,499
Broadcom Inc.	1,458,000	353,769
Intel Corp.	6,945,000	345,236
Intuit Inc.	1,100,000	224,735
Alphabet Inc., Class C1	108,985	121,589
Alphabet Inc., Class A1	83,000	93,723
Facebook, Inc., Class A1	986,000	191,600
Western Digital Corp.	2,400,000	185,784
QUALCOMM Inc.	3,000,000	168,360
Visa Inc., Class A	1,059,000	140,265
Activision Blizzard, Inc.	1,685,000	128,599
Amphenol Corp., Class A	950,000	82,792
RingCentral, Inc., Class A1	1,170,000	82,309
Largan Precision Co., Ltd.	487,000	71,720
Symantec Corp.	2,033,300	41,988
Mastercard Inc., Class A	57,000	11,202
Corporate Risk Holdings I, Inc.[1,2,3,4]	168,812	5,171
Corporate Risk Holdings Corp.[1,2,3,4]	854	—
		4,410,340
Health care 10.18%
UnitedHealth Group Inc.	2,390,000	586,362
Johnson & Johnson	2,900,000	351,886
Humana Inc.	965,000	287,213
Aetna Inc.	1,400,000	256,900
Express Scripts Holding Co.[1]	3,100,000	239,351
AbbVie Inc.	2,329,000	215,782
Molina Healthcare, Inc.[1]	1,500,000	146,910
Merck & Co., Inc.	2,170,300	131,737
Gilead Sciences, Inc.	1,500,000	106,260
AstraZeneca PLC (ADR)	2,001,300	70,266
Bluebird Bio, Inc.[1]	403,000	63,251
Bristol-Myers Squibb Co.	978,000	54,122
Diplomat Pharmacy, Inc.[1]	1,732,000	44,270
Vertex Pharmaceuticals Inc.[1]	260,000	44,190
Regeneron Pharmaceuticals, Inc.[1]	120,467	41,560
Rotech Healthcare Inc.[1,2,3,4]	184,138	368
		2,640,428
American Funds Insurance Series — Asset Allocation Fund — Page 58 of 171

unaudited
Common stocks Financials 8.77%	Shares	Value (000)
Wells Fargo & Co.	5,906,400	$327,451
Chubb Ltd.	2,450,000	311,199
First Republic Bank	2,580,000	249,718
Arch Capital Group Ltd.[1]	8,496,000	224,804
JPMorgan Chase & Co.	2,100,000	218,820
Bank of America Corp.	6,000,000	169,140
Citigroup Inc.	2,500,000	167,300
Oaktree Capital Group, LLC	2,610,000	106,097
PNC Financial Services Group, Inc.	708,000	95,651
BNP Paribas SA	1,500,000	93,173
Capital One Financial Corp.	1,000,000	91,900
Goldman Sachs Group, Inc.	275,000	60,657
Blackstone Group LP	1,510,000	48,577
RenaissanceRe Holdings Ltd.	357,000	42,954
SunTrust Banks, Inc.	510,000	33,670
Berkshire Hathaway Inc., Class A1	84	23,691
HDFC Bank Ltd.[2]	297,000	9,140
		2,273,942
Consumer discretionary 6.64%
Home Depot, Inc.	1,400,000	273,140
Comcast Corp., Class A	7,550,000	247,715
Newell Brands Inc.	7,100,000	183,109
Amazon.com, Inc.[1]	105,000	178,479
VF Corp.	2,000,000	163,040
NIKE, Inc., Class B	1,980,000	157,766
General Motors Co.	4,000,000	157,600
Dillard’s, Inc., Class A (USA)[5]	1,200,000	113,400
Netflix, Inc.[1]	165,700	64,860
CBS Corp., Class B	1,000,000	56,220
Charter Communications, Inc., Class A1	177,126	51,935
Starbucks Corp.	781,700	38,186
Cie. Financière Richemont SA, Class A	415,000	35,252
Cumulus Media Inc., Class B1,2	10,599	178
Cumulus Media Inc., Class A1,2	8,723	146
		1,721,026
Energy 6.40%
Noble Energy, Inc.	10,500,000	370,440
Cenovus Energy Inc.	22,000,000	228,426
Weatherford International PLC[1,5]	56,000,000	184,240
Royal Dutch Shell PLC, Class B (ADR)	2,465,000	179,082
Royal Dutch Shell PLC, Class A (ADR)	10,061	697
Suncor Energy Inc.	4,000,000	162,781
Chevron Corp.	1,100,250	139,104
Cabot Oil & Gas Corp.	3,000,000	71,400
Enbridge Inc.	1,950,000	69,596
Enbridge Inc. (CAD denominated)	48,515	1,734
Concho Resources Inc.[1]	500,000	69,175
Halliburton Co.	1,500,000	67,590
Schlumberger Ltd.	660,000	44,240
Extraction Oil & Gas, Inc.[1]	3,000,000	44,070
American Funds Insurance Series — Asset Allocation Fund — Page 59 of 171

unaudited
Common stocks Energy (continued)	Shares	Value (000)
ConocoPhillips	335,000	$23,323
Ascent Resources Marcellus Holdings, Inc.[1,2]	926,514	2,988
		1,658,886
Materials 4.18%
DowDuPont Inc.	5,904,000	389,192
LyondellBasell Industries NV	1,700,000	186,745
Alcoa Corp.[1]	2,500,000	117,200
Nucor Corp.	1,750,000	109,375
First Quantum Minerals Ltd.	6,776,222	99,841
Royal Gold, Inc.	695,000	64,524
CCL Industries Inc., Class B, nonvoting	920,000	45,102
WestRock Co.	590,000	33,642
Franco-Nevada Corp.	292,832	21,372
Newmont Mining Corp.	470,000	17,724
		1,084,717
Consumer staples 4.18%
Nestlé SA	3,508,230	272,425
Nestlé SA (ADR)	900,000	69,687
Philip Morris International Inc.	3,660,000	295,508
Associated British Foods PLC	4,000,000	144,539
British American Tobacco PLC	1,575,000	79,611
Altria Group, Inc.	1,400,000	79,506
Colgate-Palmolive Co.	1,000,000	64,810
Mondelez International, Inc.	1,025,000	42,025
Walgreens Boots Alliance, Inc.	597,000	35,829
		1,083,940
Industrials 2.93%
Lockheed Martin Corp.	1,162,000	343,290
Boeing Co.	939,000	315,044
IDEX Corp.	406,100	55,424
TransDigm Group Inc.	75,000	25,885
Waste Management, Inc.	214,000	17,407
CEVA Logistics AG1,2,6	157,127	3,372
Ply Gem Parent, LLC, Class B1,2,3	248	25
		760,447
Real estate 1.25%
Simon Property Group, Inc. REIT	584,000	99,391
American Tower Corp. REIT	550,000	79,294
Crown Castle International Corp. REIT	705,000	76,013
Public Storage REIT	300,000	68,058
		322,756
Telecommunication services 0.33%
AT&T Inc.	2,000,000	64,220
Verizon Communications Inc.	400,000	20,124
		84,344
Miscellaneous 0.35%
Other common stocks in initial period of acquisition		89,771
Total common stocks (cost: $11,561,535,000)		16,130,597
American Funds Insurance Series — Asset Allocation Fund — Page 60 of 171

unaudited
Rights & warrants 0.00% Energy 0.00%	Shares	Value (000)
Ascent Resources Marcellus Holdings, Inc., Class A, warrants, expire 2023[1,2,3]	311,755	$156
Ascent Resources Marcellus Holdings, Inc., Class B, warrants, expire 2023[1,2,3]	242,476	97
Ascent Resources Marcellus Holdings, Inc., Class C, warrants, expire 2023[1,2,3]	227,540	75
Industrials 0.00%
Associated Materials, LLC, warrants, expire 2023[1,2,3]	71,030	—[7]
Total rights & warrants (cost: $47,000)		328
Convertible stocks 0.02% Industrials 0.02%
Associated Materials, LLC, 14.00% convertible preferred 2020[2,3]	5,000	6,074
Total convertible stocks (cost: $4,800,000)		6,074
Bonds, notes & other debt instruments 25.86% U.S. Treasury bonds & notes 11.21% U.S. Treasury 8.86%	Principal amount (000)
U.S. Treasury 0.875% 2019	$30,000	29,452
U.S. Treasury 1.125% 2019	35,000	34,746
U.S. Treasury 1.25% 2019	7,500	7,443
U.S. Treasury 1.25% 2019	5,000	4,957
U.S. Treasury 1.375% 2019	4,500	4,430
U.S. Treasury 1.50% 2019	400,000	398,400
U.S. Treasury 1.50% 2019	39,825	39,292
U.S. Treasury 1.75% 2019	21,800	21,619
U.S. Treasury 1.875% 2019	15,500	15,363
U.S. Treasury 1.25% 2020[8]	298,117	292,429
U.S. Treasury 1.25% 2020	78,000	76,406
U.S. Treasury 1.375% 2020	61,500	60,308
U.S. Treasury 1.375% 2020	55,000	54,022
U.S. Treasury 1.50% 2020	500	490
U.S. Treasury 1.625% 2020	125,000	122,661
U.S. Treasury 1.625% 2020	10,000	9,852
U.S. Treasury 1.125% 2021	42,000	40,069
U.S. Treasury 1.375% 2021	49,410	47,900
U.S. Treasury 1.375% 2021	23,500	22,678
U.S. Treasury 1.375% 2021	13,500	13,046
U.S. Treasury 1.75% 2021	9,500	9,218
U.S. Treasury 2.25% 2021	9,730	9,620
U.S. Treasury 1.875% 2022	100,000	97,196
U.S. Treasury 1.875% 2022	8,000	7,732
U.S. Treasury 1.875% 2022	5,000	4,840
U.S. Treasury 2.00% 2022	25,000	24,260
U.S. Treasury 2.125% 2022	47,000	45,805
U.S. Treasury 1.375% 2023	8,000	7,461
U.S. Treasury 1.375% 2023	5,000	4,669
U.S. Treasury 1.625% 2023	5,000	4,746
U.S. Treasury 2.25% 2023	5,000	4,866
U.S. Treasury 2.375% 2023	5,000	4,924
U.S. Treasury 2.50% 2023	29,000	28,702
U.S. Treasury 2.625% 2023	3,628	3,609
American Funds Insurance Series — Asset Allocation Fund — Page 61 of 171

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Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.75% 2023	$31,326	$31,345
U.S. Treasury 2.00% 2024	12,000	11,490
U.S. Treasury 2.00% 2024	7,500	7,170
U.S. Treasury 2.125% 2024	52,500	50,697
U.S. Treasury 2.125% 2024	15,500	14,914
U.S. Treasury 2.125% 2024	10,250	9,850
U.S. Treasury 2.125% 2024	10,000	9,650
U.S. Treasury 2.25% 2024	8,000	7,741
U.S. Treasury 2.25% 2024	5,000	4,863
U.S. Treasury 2.375% 2024	70,000	68,315
U.S. Treasury 2.50% 2024	700	689
U.S. Treasury 2.00% 2025	44,800	42,422
U.S. Treasury 2.50% 2025	10,000	9,813
U.S. Treasury 2.625% 2025	4,966	4,907
U.S. Treasury 2.75% 2025	29,820	29,683
U.S. Treasury 2.875% 2025	14,751	14,802
U.S. Treasury 1.50% 2026	500	451
U.S. Treasury 1.625% 2026	7,000	6,419
U.S. Treasury 1.625% 2026	1,500	1,371
U.S. Treasury 2.00% 2026	8,000	7,492
U.S. Treasury 2.25% 2027	126,075	120,230
U.S. Treasury 2.375% 2027	880	847
U.S. Treasury 2.875% 2028	11,636	11,651
U.S. Treasury 4.75% 2041	15,000	19,407
U.S. Treasury 2.50% 2046	5,000	4,537
U.S. Treasury 2.875% 2046[8]	147,158	143,795
U.S. Treasury 3.00% 2047	70,000	70,104
U.S. Treasury 3.00% 2047	28,460	28,484
U.S. Treasury 3.00% 2048	10,740	10,752
		2,297,102
U.S. Treasury inflation-protected securities 2.35%
U.S. Treasury Inflation-Protected Security 0.125% 2021[9]	39,531	38,934
U.S. Treasury Inflation-Protected Security 0.125% 2024[9]	686	667
U.S. Treasury Inflation-Protected Security 0.625% 2024[9]	219,227	219,008
U.S. Treasury Inflation-Protected Security 0.25% 2025[9]	1,687	1,641
U.S. Treasury Inflation-Protected Security 0.375% 2025[9]	16,215	15,934
U.S. Treasury Inflation-Protected Security 2.375% 2025[9]	199	221
U.S. Treasury Inflation-Protected Security 0.125% 2026[9]	20,902	20,030
U.S. Treasury Inflation-Protected Security 0.625% 2026[9]	23,485	23,364
U.S. Treasury Inflation-Protected Security 0.375% 2027[9]	18,408	17,889
U.S. Treasury Inflation-Protected Security 0.375% 2027[9]	5,121	4,982
U.S. Treasury Inflation-Protected Security 0.50% 2028[9]	88,190	73,286
U.S. Treasury Inflation-Protected Security 0.75% 2042[9]	19,057	18,608
U.S. Treasury Inflation-Protected Security 1.375% 2044[8,9]	137,881	153,890
U.S. Treasury Inflation-Protected Security 1.00% 2046[9]	5,286	5,443
U.S. Treasury Inflation-Protected Security 0.875% 2047[9]	15,567	15,556
		609,453
Total U.S. Treasury bonds & notes		2,906,555
American Funds Insurance Series — Asset Allocation Fund — Page 62 of 171

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Bonds, notes & other debt instruments Corporate bonds & notes 8.96% Energy 1.60%	Principal amount (000)	Value (000)
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 8.854% 2019[6,10]	$825	$712
American Energy (Permian Basin) 7.125% 2020[6]	7,345	4,664
American Energy (Permian Basin) 7.375% 2021[6]	5,725	3,521
Anadarko Petroleum Corp. 4.85% 2021	3,455	3,557
Anadarko Petroleum Corp. 5.55% 2026	2,250	2,414
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.501% 2023[10,11,12]	1,224	1,228
Blackstone CQP Holdco LP 6.00% 2021[4,6]	5,700	5,714
Blackstone CQP Holdco LP 6.50% 2021[4,6]	21,325	21,432
Canadian Natural Resources Ltd. 2.95% 2023	4,975	4,803
Canadian Natural Resources Ltd. 3.85% 2027	1,000	977
Canadian Natural Resources Ltd. 4.95% 2047	1,000	1,035
Cenovus Energy Inc. 3.80% 2023	3,970	3,874
Cenovus Energy Inc. 4.25% 2027	6,625	6,390
Cenovus Energy Inc. 5.25% 2037	2,000	1,971
Cenovus Energy Inc. 5.40% 2047	2,000	1,964
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 5.598% 2019[10]	3,200	3,200
Chesapeake Energy Corp. 4.875% 2022	6,250	6,031
Chesapeake Energy Corp. 8.00% 2025	4,475	4,569
Chesapeake Energy Corp. 8.00% 2027	4,965	5,064
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 7.50%) 9.594% 2021[10,11,12]	1,150	1,205
Chevron Corp. 2.566% 2023	2,000	1,936
Chevron Corp. 3.326% 2025	1,165	1,151
Concho Resources Inc. 4.30% 2028	5,570	5,574
Concho Resources Inc. 4.85% 2048	826	840
CONSOL Energy Inc. 5.875% 2022	19,450	19,600
Convey Park Energy LLC 7.50% 2025[6]	2,000	2,050
DCP Midstream Operating LP 4.95% 2022	4,775	4,841
Diamond Offshore Drilling, Inc. 7.875% 2025	2,550	2,652
Diamond Offshore Drilling, Inc. 4.875% 2043	4,685	3,397
Enbridge Energy Partners, LP 5.20% 2020	120	123
Enbridge Energy Partners, LP 5.875% 2025	3,825	4,168
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,475
Enbridge Inc. 4.00% 2023	2,500	2,510
Enbridge Inc. 3.70% 2027	3,897	3,698
Energy Transfer Partners, LP 4.15% 2020	3,500	3,544
Energy Transfer Partners, LP 7.50% 2020	1,175	1,256
Energy Transfer Partners, LP 5.875% 2024	2,775	2,851
Energy Transfer Partners, LP 4.75% 2026	4,000	3,968
Energy Transfer Partners, LP 4.00% 2027	1,126	1,054
Energy Transfer Partners, LP 4.20% 2027	185	175
Energy Transfer Partners, LP 5.50% 2027	6,420	6,436
Energy Transfer Partners, LP 4.95% 2028	282	282
Energy Transfer Partners, LP 5.30% 2047	1,941	1,781
Energy Transfer Partners, LP 5.40% 2047	3,400	3,128
Energy Transfer Partners, LP 6.00% 2048	3,056	3,057
EnLink Midstream Partners, LP 4.15% 2025	5,580	5,163
EnLink Midstream Partners, LP 5.05% 2045	3,135	2,557
EnLink Midstream Partners, LP 5.45% 2047	1,964	1,656
Ensco PLC 7.75% 2026	3,650	3,462
Ensco PLC 5.75% 2044	7,820	5,552
Enterprise Products Operating LLC 4.90% 2046	1,000	1,005
EOG Resources, Inc. 4.15% 2026	2,980	3,052
EQT Corp. 3.00% 2022	975	940
EQT Corp. 3.90% 2027	1,810	1,692
American Funds Insurance Series — Asset Allocation Fund — Page 63 of 171

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Extraction Oil & Gas, Inc. 5.625% 2026[6]	$2,900	$2,781
Exxon Mobil Corp. 2.222% 2021	5,070	4,978
Exxon Mobil Corp. 2.726% 2023	3,000	2,945
Exxon Mobil Corp. 3.043% 2026	2,250	2,193
Genesis Energy, LP 6.75% 2022	3,750	3,806
Genesis Energy, LP 6.50% 2025	2,725	2,630
Jonah Energy LLC 7.25% 2025[6]	2,950	2,397
Jupiter Resources Inc. 8.50% 2022[6]	835	344
Kinder Morgan Energy Partners, LP 3.50% 2021	40	40
Kinder Morgan Energy Partners, LP 5.40% 2044	1,380	1,343
Kinder Morgan Energy Partners, LP 5.50% 2044	3,578	3,563
Kinder Morgan, Inc. 3.05% 2019	2,520	2,513
Kinder Morgan, Inc. 4.30% 2028	7,375	7,159
Kinder Morgan, Inc. 5.55% 2045	1,000	1,013
Kinder Morgan, Inc. 5.05% 2046	1,500	1,418
Kinder Morgan, Inc. 5.20% 2048	4,240	4,111
Marathon Oil Corp. 4.40% 2027	4,615	4,638
MPLX LP 4.125% 2027	2,680	2,560
MPLX LP 4.00% 2028	1,705	1,625
MPLX LP 4.50% 2038	3,000	2,778
NGL Energy Partners LP 6.875% 2021	7,990	8,120
NGL Energy Partners LP 6.125% 2025	7,435	7,063
Noble Corp. PLC 7.95% 2025[13]	3,175	2,969
Noble Corp. PLC 8.95% 2045[13]	3,525	3,234
Noble Energy, Inc. 4.95% 2047	2,000	2,008
Peabody Energy Corp. 6.00% 2022[6]	1,000	1,016
Peabody Energy Corp. 6.375% 2025[6]	600	619
Petróleos Mexicanos 5.35% 2028[6]	1,820	1,727
Petróleos Mexicanos 6.75% 2047	5,240	4,994
Petróleos Mexicanos 6.35% 2048[6]	1,230	1,119
Phillips 66 3.90% 2028	1,645	1,608
Phillips 66 Partners LP 3.55% 2026	335	314
Phillips 66 Partners LP 3.75% 2028	1,055	988
Phillips 66 Partners LP 4.68% 2045	800	752
Phillips 66 Partners LP 4.90% 2046	5,975	5,744
Pioneer Natural Resources Co. 3.45% 2021	3,345	3,354
QGOG Constellation SA 9.50% 2024 (5.26% PIK)[6,12,14]	853	361
Sabine Pass Liquefaction, LLC 5.875% 2026	1,235	1,326
Sabine Pass Liquefaction, LLC 4.20% 2028	8,775	8,452
Schlumberger BV 3.625% 2022[6]	2,800	2,802
Schlumberger BV 4.00% 2025[6]	4,056	4,048
Shell International Finance BV 2.25% 2020	1,965	1,934
Shell International Finance BV 1.875% 2021	2,000	1,940
SM Energy Co. 6.50% 2021	1,325	1,356
Southwestern Energy Co. 4.10% 2022	10,660	10,234
Statoil ASA 2.75% 2021	1,925	1,899
Statoil ASA 3.25% 2024	2,850	2,808
Statoil ASA 4.25% 2041	2,000	1,987
Sunoco LP 4.875% 2023[6]	990	953
Targa Resources Partners LP 4.125% 2019	6,255	6,271
Targa Resources Partners LP 6.75% 2024	2,065	2,173
Teekay Corp. 8.50% 2020	17,280	17,885
Teekay Offshore Partners LP 8.50% 2023[6]	3,400	3,442
TransCanada Corp. 6.50% 2018	475	477
American Funds Insurance Series — Asset Allocation Fund — Page 64 of 171

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
TransCanada PipeLines Ltd. 4.25% 2028	$2,190	$2,200
TransCanada PipeLines Ltd. 4.75% 2038	8,000	8,017
TransCanada PipeLines Ltd. 4.875% 2048	3,000	3,040
Transocean Inc. 9.00% 2023[6]	3,454	3,730
Ultra Petroleum Corp. 6.875% 2022[6]	4,860	3,706
Ultra Petroleum Corp. 7.125% 2025[6]	1,775	1,256
Vine Oil & Gas LP 8.75% 2023[6]	2,500	2,319
Weatherford International PLC 4.50% 2022[5]	5,370	4,956
Weatherford International PLC 8.25% 2023[5]	5,800	5,769
Weatherford International PLC 9.875% 2024[5]	1,000	1,015
Weatherford International PLC 9.875% 2025[5,6]	2,550	2,575
Weatherford International PLC 6.50% 2036[5]	7,595	5,981
Weatherford International PLC 6.75% 2040[5]	7,825	6,240
Western Gas Partners LP 4.65% 2026	925	910
Williams Partners LP 3.60% 2022	1,500	1,494
Williams Partners LP 4.30% 2024	160	161
		416,132
Financials 1.52%
ACE INA Holdings Inc. 2.30% 2020	1,345	1,315
ACE INA Holdings Inc. 2.875% 2022	3,880	3,813
ACE INA Holdings Inc. 3.35% 2026	880	854
ACE INA Holdings Inc. 4.35% 2045	800	820
American Express Co. 2.20% 2020	6,000	5,863
American International Group, Inc. 4.20% 2028	7,000	6,850
American International Group, Inc. 4.75% 2048	2,250	2,175
Bank of America Corp. 2.625% 2020	4,037	3,988
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[13]	7,250	7,178
Bank of America Corp. 3.248% 2027	1,500	1,399
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[13]	8,949	8,434
Bank of America Corp. 3.593% 2028 (3-month USD-LIBOR + 1.37% on 7/21/2027)[13]	3,000	2,866
Bank of America Corp. 3.824% 2028 (3-month USD-LIBOR + 1.575% on 1/20/2027)[13]	1,250	1,220
Bank of America Corp. 3.97% 2029 (3-month USD-LIBOR + 1.07% on 3/5/2028)[13]	1,997	1,967
Bank of America Corp. 4.244% 2038 (3-month USD-LIBOR + 1.814% on 4/24/2037)[13]	1,000	972
BB&T Corp. 2.45% 2020	6,000	5,943
BB&T Corp. 2.625% 2022	2,500	2,438
BB&T Corp. 2.75% 2022	3,050	2,980
BB&T Corp. 3.70% 2025	6,500	6,471
Berkshire Hathaway Finance Corp. 1.30% 2019	1,070	1,054
Berkshire Hathaway Inc. 2.20% 2021	1,000	984
Berkshire Hathaway Inc. 2.75% 2023	2,615	2,561
Berkshire Hathaway Inc. 3.125% 2026	1,000	964
BNP Paribas 3.375% 2025[6]	3,225	3,050
CIT Group Inc. 3.875% 2019[12]	7,243	7,271
Citigroup Inc. 2.35% 2021	8,650	8,361
Citigroup Inc. 2.90% 2021	4,000	3,921
Citigroup Inc. 3.20% 2026	2,211	2,059
CME Group Inc. 3.75% 2028	6,000	6,044
CME Group Inc. 4.15% 2048	1,500	1,520
Commonwealth Bank of Australia 2.25% 2020[6]	1,000	986
Compass Diversified Holdings 8.00% 2026[6]	2,690	2,636
Crédit Agricole SA 4.375% 2025[6]	1,700	1,647
Credit Suisse Group AG 3.00% 2021	250	247
Credit Suisse Group AG 3.80% 2023	1,625	1,606
American Funds Insurance Series — Asset Allocation Fund — Page 65 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[6,13]	$800	$753
Danske Bank AS 2.70% 2022[6]	2,000	1,941
DNB ASA 2.375% 2021[6]	3,000	2,907
Ford Motor Credit Co. 1.897% 2019	2,500	2,466
General Motors Financial Co. 3.45% 2022	3,625	3,565
General Motors Financial Co. 4.30% 2025	1,250	1,228
Goldman Sachs Group, Inc. 1.95% 2019	655	649
Goldman Sachs Group, Inc. 2.55% 2019	4,000	3,977
Goldman Sachs Group, Inc. 2.875% 2021	231	228
Goldman Sachs Group, Inc. 5.25% 2021	200	210
Goldman Sachs Group, Inc. 3.00% 2022	4,750	4,646
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[13]	7,000	6,747
Goldman Sachs Group, Inc. 3.50% 2025	280	271
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)[13]	2,000	1,897
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)[13]	3,000	2,960
Groupe BPCE SA 2.75% 2023[6]	2,250	2,151
Groupe BPCE SA 5.70% 2023[6]	4,460	4,669
Groupe BPCE SA 5.15% 2024[6]	3,000	3,044
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[13]	3,000	2,940
HSBC Holdings PLC 3.326% 2024[10]	1,500	1,497
HSBC Holdings PLC 3.95% 2024 (3-month USD-LIBOR + 0.987% on 5/18/2023)[13]	1,250	1,247
HSBC Holdings PLC 4.25% 2024	3,000	2,987
HSBC Holdings PLC 4.30% 2026	200	201
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[13]	5,250	5,307
HUB International Ltd. 7.00% 2026[6]	740	733
Icahn Enterprises Finance Corp. 6.25% 2022	5,000	5,113
Intercontinentalexchange, Inc. 2.50% 2018	4,000	4,000
Intesa Sanpaolo SpA 3.375% 2023[6]	1,500	1,380
Intesa Sanpaolo SpA 5.017% 2024[6]	3,980	3,616
Intesa Sanpaolo SpA 3.875% 2028[6]	1,500	1,288
JPMorgan Chase & Co. 2.55% 2020	2,750	2,710
JPMorgan Chase & Co. 2.55% 2021	497	487
JPMorgan Chase & Co. 3.25% 2022	180	178
JPMorgan Chase & Co. 2.70% 2023	125	120
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[13]	6,075	6,020
JPMorgan Chase & Co. 3.54% 2028 (3-month USD-LIBOR + 1.38% on 5/1/2027)[13]	3,000	2,874
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[13]	4,000	3,798
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated) (3-month USD-LIBOR + 3.80% on 5/1/2020)[13]	3,200	3,267
Lloyds Banking Group PLC 3.00% 2022	4,000	3,898
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[13]	1,525	1,454
Lloyds Banking Group PLC 4.45% 2025	1,600	1,611
Lloyds Banking Group PLC 4.582% 2025	1,500	1,472
Lloyds Banking Group PLC 4.375% 2028	2,150	2,127
Metropolitan Life Global Funding I 1.55% 2019[6]	3,500	3,446
Metropolitan Life Global Funding I 2.50% 2020[6]	8,000	7,877
Metropolitan Life Global Funding I 1.95% 2021[6]	2,500	2,395
Morgan Stanley 2.50% 2021	3,000	2,931
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[13]	4,500	4,476
Morgan Stanley 3.875% 2026	2,650	2,610
Morgan Stanley 3.625% 2027	2,775	2,673
Morgan Stanley 3.772% 2029 (3-month USD-LIBOR + 1.14% on 1/24/2028)[13]	3,000	2,894
National Australia Bank Ltd. 1.375% 2019	975	961
National Australia Bank Ltd. 1.875% 2021	975	932
American Funds Insurance Series — Asset Allocation Fund — Page 66 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Navient Corp. 4.875% 2019	$7,800	$7,849
Navient Corp. 6.50% 2022	3,675	3,767
Navient Corp. 5.50% 2023	6,390	6,302
Navient Corp. 6.125% 2024	3,225	3,201
New York Life Global Funding 1.50% 2019[6]	1,525	1,497
New York Life Global Funding 1.70% 2021[6]	1,500	1,428
New York Life Global Funding 2.35% 2026[6]	1,190	1,083
Nordea Bank AB 2.50% 2020[6]	4,450	4,378
PNC Bank 1.45% 2019	3,340	3,294
PNC Bank 2.30% 2020	250	246
PNC Bank 2.55% 2021	8,000	7,804
PNC Financial Services Group, Inc. 2.854% 2022[13]	1,445	1,407
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,005
Prudential Financial, Inc. 3.50% 2024	4,000	3,969
Rabobank Nederland 1.375% 2019	4,140	4,071
Rabobank Nederland 2.75% 2022	2,825	2,756
Rabobank Nederland 4.375% 2025	5,500	5,399
Skandinaviska Enskilda Banken AB 2.375% 2019[6]	2,400	2,393
Skandinaviska Enskilda Banken AB 1.875% 2021	3,350	3,194
Skandinaviska Enskilda Banken AB 2.625% 2021	250	246
Skandinaviska Enskilda Banken AB 2.80% 2022	1,400	1,365
Starwood Property Trust, Inc. 5.00% 2021	2,700	2,727
Svenska Handelsbanken AB 1.95% 2020	1,714	1,668
Travelers Companies, Inc. 4.00% 2047	1,735	1,672
UBS Group AG 4.125% 2025[6]	2,750	2,732
UniCredit SPA 3.75% 2022[6]	8,350	7,974
UniCredit SPA 4.625% 2027[6]	1,250	1,164
UniCredit SPA 5.861% 2032[6,13]	4,800	4,286
US Bancorp 2.625% 2022	1,805	1,768
US Bancorp 3.70% 2024	7,000	7,065
US Bancorp 2.375% 2026	5,250	4,780
US Bancorp 3.15% 2027	9,250	8,849
Wells Fargo & Co. 2.50% 2021	7,500	7,339
Wells Fargo & Co. 3.069% 2023	3,750	3,648
Wells Fargo & Co. 3.00% 2026	4,500	4,187
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[13]	2,184	2,094
Westpac Banking Corp. 2.15% 2020	12,000	11,809
Westpac Banking Corp. 2.75% 2023	3,500	3,339
		393,041
Health care 1.29%
Abbott Laboratories 2.90% 2021	1,130	1,113
Abbott Laboratories 3.40% 2023	270	267
Abbott Laboratories 3.75% 2026	3,695	3,637
Abbott Laboratories 4.75% 2036	460	486
Abbott Laboratories 4.90% 2046	500	537
AbbVie Inc. 3.20% 2022	3,825	3,765
AbbVie Inc. 3.60% 2025	110	107
AbbVie Inc. 4.30% 2036	650	624
AbbVie Inc. 4.45% 2046	6,850	6,571
Allergan PLC 3.00% 2020	1,050	1,045
Allergan PLC 3.45% 2022	7,645	7,527
Allergan PLC 3.80% 2025	1,253	1,218
Allergan PLC 4.55% 2035	1,250	1,189
American Funds Insurance Series — Asset Allocation Fund — Page 67 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Allergan PLC 4.75% 2045	$6,000	$5,793
AstraZeneca PLC 3.375% 2025	7,890	7,595
Bayer AG 2.375% 2019[6]	2,750	2,727
Bayer US Finance II LLC 3.875% 2023[6]	3,907	3,910
Bayer US Finance II LLC 4.25% 2025[6]	8,729	8,793
Bayer US Finance II LLC 4.375% 2028[6]	905	908
Bayer US Finance II LLC 4.625% 2038[6]	1,525	1,517
Becton, Dickinson and Co. 2.133% 2019	2,250	2,237
Becton, Dickinson and Co. 2.404% 2020	2,250	2,211
Becton, Dickinson and Co. 2.894% 2022	1,170	1,132
Becton, Dickinson and Co. 3.363% 2024	860	827
Boston Scientific Corp. 3.85% 2025	5,500	5,450
Centene Corp. 4.75% 2022	10,495	10,613
Centene Corp. 4.75% 2025	2,825	2,818
Centene Corp. 5.375% 2026[6]	2,500	2,539
Concordia Healthcare Corp. 9.50% 2022[6,15]	4,210	263
Concordia Healthcare Corp. 7.00% 2023[6,15]	7,380	461
Concordia Healthcare Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 6.344% 2021[10,11,12]	2,105	1,876
CVS Health Corp. 3.35% 2021	740	740
CVS Health Corp. 3.70% 2023	1,005	996
CVS Health Corp. 4.10% 2025	1,119	1,114
CVS Health Corp. 4.30% 2028	4,930	4,871
CVS Health Corp. 4.78% 2038	3,048	3,022
DaVita HealthCare Partners Inc. 5.00% 2025	3,875	3,657
EMD Finance LLC 2.40% 2020[6]	210	207
EMD Finance LLC 2.95% 2022[6]	1,010	988
EMD Finance LLC 3.25% 2025[6]	1,020	976
Endo International PLC 5.75% 2022[6]	5,865	5,278
Endo International PLC 6.00% 2025[6,13]	3,945	3,097
Envision Healthcare Corp. 5.125% 2022[6]	1,405	1,424
GlaxoSmithKline PLC 3.625% 2025	7,085	7,078
HCA Inc. 5.875% 2023	2,125	2,210
HCA Inc. 5.25% 2026	875	871
Healthsouth Corp. 5.75% 2024	6,850	6,880
Healthsouth Corp. 5.75% 2025	3,285	3,334
Jaguar Holding Co. 6.375% 2023[6]	1,600	1,596
Johnson & Johnson 2.25% 2022	3,750	3,668
Johnson & Johnson 2.45% 2026	1,285	1,206
Johnson & Johnson 3.625% 2037	1,000	978
Johnson & Johnson 3.75% 2047	750	735
Kinetic Concepts, Inc. 12.50% 2021[6]	2,430	2,697
Mallinckrodt PLC 4.875% 2020[6]	8,685	8,576
Medtronic, Inc. 3.50% 2025	3,000	2,970
Medtronic, Inc. 4.375% 2035	4,537	4,698
Medtronic, Inc. 4.625% 2045	3,260	3,461
Molina Healthcare, Inc. 5.375% 2022	10,360	10,477
Molina Healthcare, Inc. 4.875% 2025[6]	5,242	5,111
Owens & Minor, Inc. 3.875% 2021	4,985	4,761
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.869% 2025[10,11,12]	1,910	1,879
Quintiles Transnational Corp. 4.875% 2023[6]	2,475	2,512
Roche Holdings, Inc. 2.875% 2021[6]	8,625	8,545
Roche Holdings, Inc. 1.75% 2022[6]	2,340	2,225
Roche Holdings, Inc. 3.35% 2024[6]	1,200	1,193
Roche Holdings, Inc. 3.00% 2025[6]	6,000	5,796
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2023[2,3,10,11,12]	$3,702	$3,702
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.325% 2023[2,3,10,11,12,14]	7,325	6,687
Shire PLC 1.90% 2019	2,130	2,098
Shire PLC 2.40% 2021	5,688	5,449
Shire PLC 2.875% 2023	4,765	4,486
Shire PLC 3.20% 2026	1,500	1,377
Team Health Holdings, Inc. 6.375% 2025[6]	4,660	4,031
Tenet Healthcare Corp. 4.75% 2020	3,290	3,315
Tenet Healthcare Corp. 6.00% 2020	10,905	11,246
Tenet Healthcare Corp. 4.375% 2021	3,650	3,609
Tenet Healthcare Corp. 4.50% 2021	4,075	4,055
Tenet Healthcare Corp. 4.625% 2024[6]	3,153	2,998
Teva Pharmaceutical Finance Company BV 2.20% 2021	7,965	7,393
Teva Pharmaceutical Finance Company BV 2.80% 2023	19,286	16,671
Teva Pharmaceutical Finance Company BV 6.00% 2024	1,780	1,780
Teva Pharmaceutical Finance Company BV 3.15% 2026	12,983	10,449
Teva Pharmaceutical Finance Company BV 6.75% 2028	865	883
Teva Pharmaceutical Finance Company BV 4.10% 2046	3,550	2,545
Thermo Fisher Scientific Inc. 4.15% 2024	2,000	2,032
Valeant Pharmaceuticals International, Inc. 6.125% 2025[6]	22,200	20,535
Valeant Pharmaceuticals International, Inc. 9.00% 2025[6]	800	833
Valeant Pharmaceuticals International, Inc. 9.25% 2026[6]	4,060	4,227
Zimmer Holdings, Inc. 3.15% 2022	6,070	5,963
		335,947
Consumer discretionary 0.83%
Amazon.com, Inc. 2.40% 2023	3,000	2,892
Amazon.com, Inc. 2.80% 2024	5,875	5,609
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	3,275	3,238
American Honda Finance Corp. 2.65% 2021	3,750	3,721
American Honda Finance Corp. 3.50% 2028	3,750	3,677
Bayerische Motoren Werke AG 2.25% 2023[6]	600	559
Bayerische Motoren Werke AG 3.45% 2023[6]	8,685	8,597
Cablevision Systems Corp. 6.75% 2021	8,525	8,951
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	3,000	3,036
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[6]	1,700	1,683
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	1,000	1,011
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[6]	5,850	5,762
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	4,920	4,613
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[6]	4,250	3,910
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	585	618
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	2,615	2,381
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	16,260	16,224
Comcast Corp. 2.35% 2027	4,000	3,508
Comcast Corp. 3.30% 2027	1,000	942
Comcast Corp. 3.20% 2036	750	625
Comcast Corp. 3.90% 2038	1,500	1,368
Comcast Corp. 4.00% 2048	1,500	1,324
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.50% 2022[10,11,12]	1,504	1,498
DaimlerChrysler North America Holding Corp. 2.25% 2019[6]	6,000	5,937
DaimlerChrysler North America Holding Corp. 2.25% 2020[6]	2,765	2,720
DaimlerChrysler North America Holding Corp. 2.00% 2021[6]	200	191
DaimlerChrysler North America Holding Corp. 3.35% 2023[6]	1,200	1,180
DaimlerChrysler North America Holding Corp. 3.75% 2028[6]	397	385
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Ford Motor Co. 5.291% 2046	$750	$698
Ford Motor Credit Co. 2.597% 2019	3,000	2,978
Ford Motor Credit Co. 2.343% 2020	7,635	7,439
Ford Motor Credit Co. 3.157% 2020	1,000	994
Ford Motor Credit Co. 3.20% 2021	2,250	2,226
Ford Motor Credit Co. 4.134% 2025	5,000	4,882
General Motors Co. 6.75% 2046	250	278
General Motors Financial Co. 2.35% 2019	3,500	3,471
General Motors Financial Co. 3.70% 2020	6,355	6,390
General Motors Financial Co. 3.45% 2022	2,000	1,973
General Motors Financial Co. 3.50% 2024	6,600	6,291
General Motors Financial Co. 4.35% 2027	1,000	969
Hanesbrands Inc. 4.625% 2024[6]	660	647
Hanesbrands Inc. 4.875% 2026[6]	2,700	2,619
Home Depot, Inc. 1.80% 2020	3,415	3,354
Home Depot, Inc. 4.25% 2046	3,500	3,527
Liberty Global PLC 5.50% 2028[6]	2,725	2,459
Limited Brands, Inc. 5.25% 2028	1,160	1,032
Limited Brands, Inc. 6.875% 2035	885	792
Lowe’s Companies, Inc. 2.50% 2026	2,720	2,491
McDonald’s Corp. 2.75% 2020	1,750	1,739
McDonald’s Corp. 2.625% 2022	1,105	1,084
McDonald’s Corp. 3.35% 2023	820	818
McDonald’s Corp. 3.50% 2027	830	811
McDonald’s Corp. 4.875% 2045	1,600	1,686
Meredith Corp. 6.875% 2026[6]	1,675	1,656
Meritage Homes Corp. 5.125% 2027	2,675	2,494
MGM Resorts International 7.75% 2022	1,700	1,857
NBC Universal Enterprise, Inc. 1.974% 2019[6]	100	99
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 5.564% 2020[10,11,12]	1,120	995
Newell Rubbermaid Inc. 2.60% 2019	188	187
Newell Rubbermaid Inc. 3.15% 2021	2,050	2,032
Petsmart Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 5.341% 2022[10,11,12]	6,025	5,005
Petsmart, Inc. 5.875% 2025[6]	17,985	13,893
Petsmart, Inc. 8.875% 2025[6]	10,415	6,900
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	4,090	3,794
Sirius XM Radio Inc. 3.875% 2022[6]	3,450	3,347
Starbucks Corp. 3.10% 2023	2,688	2,637
Time Warner Inc. 3.80% 2027	605	573
Toyota Motor Credit Corp. 3.05% 2028	2,430	2,314
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[6]	4,018	3,832
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[6]	4,425	4,359
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[6]	1,400	1,311
		215,093
Utilities 0.77%
AEP Transmission Company LLC 3.75% 2047	2,390	2,224
AES Corp. 5.50% 2025	6,073	6,149
AES Corp. 6.00% 2026	2,990	3,110
Ameren Corp. 3.70% 2047	3,040	2,847
American Electric Power Co., Inc. 2.95% 2022	4,020	3,916
American Electric Power Co., Inc. 3.20% 2027	1,275	1,194
Berkshire Hathaway Energy Co. 2.40% 2020	1,245	1,235
Calpine Corp. 5.25% 2026[6]	5,970	5,649
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Centerpoint Energy, Inc. 2.50% 2022	$900	$864
Comision Federal de Electricidad 4.75% 2027[6]	1,270	1,240
Commonwealth Edison Company 4.35% 2045	2,085	2,135
Commonwealth Edison Company 3.65% 2046	2,000	1,847
Commonwealth Edison Company 4.00% 2048	2,600	2,548
Consolidated Edison Co. of New York 4.50% 2058	6,100	6,074
Consumers Energy Co. 3.375% 2023	475	474
Consumers Energy Co. 3.125% 2024	3,785	3,675
Consumers Energy Co. 3.25% 2046	940	824
Consumers Energy Co. 4.05% 2048	6,285	6,284
Dominion Resources, Inc. 1.875% 2018[6]	2,500	2,491
Dominion Resources, Inc. 1.60% 2019	890	877
Dominion Resources, Inc. 2.962% 2019[13]	300	299
Dominion Resources, Inc. 2.579% 2020[13]	950	936
Dominion Resources, Inc. 2.00% 2021	790	754
Dominion Resources, Inc. 2.75% 2022	800	776
Dominion Resources, Inc. 2.85% 2026	1,500	1,361
Duke Energy Corp. 3.75% 2024	150	150
Duke Energy Corp. 2.65% 2026	4,325	3,901
Duke Energy Florida, LLC 3.20% 2027	2,420	2,330
Duke Energy Ohio, Inc. 3.70% 2046	1,950	1,799
Duke Energy Progress Inc. 4.15% 2044	3,020	2,985
Duke Energy Progress Inc. 3.70% 2046	4,350	4,010
EDP Finance BV 4.125% 2020[6]	3,402	3,436
EDP Finance BV 3.625% 2024[6]	12,250	11,757
Electricité de France SA 2.35% 2020[6]	650	638
Electricité de France SA 6.95% 2039[6]	4,000	5,079
Emera US Finance LP 2.15% 2019	300	297
Emera US Finance LP 2.70% 2021	770	750
Emera US Finance LP 3.55% 2026	645	608
Enel Finance International SA 3.50% 2028[6]	5,800	5,220
Enersis Américas SA 4.00% 2026	495	473
Entergy Corp. 2.95% 2026	1,160	1,061
Exelon Corp. 3.497% 2022[13]	2,150	2,129
Exelon Corp. 3.40% 2026	200	190
FirstEnergy Corp. 3.90% 2027	3,660	3,556
FirstEnergy Corp. 4.85% 2047	3,375	3,461
FirstEnergy Corp., Series B, 4.25% 2023	1,540	1,566
Great Plains Energy Inc. 4.20% 2047	2,100	2,071
MidAmerican Energy Holdings Co. 2.40% 2019	1,500	1,496
MidAmerican Energy Holdings Co. 3.10% 2027	2,000	1,926
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	6,000	5,692
NiSource Finance Corp. 2.65% 2022	675	653
Northern States Power Co. 4.125% 2044	6,000	6,049
NRG Energy, Inc. 6.25% 2022	4,675	4,822
Pacific Gas and Electric Co. 3.25% 2023	1,220	1,166
Pacific Gas and Electric Co. 3.85% 2023	6,929	6,838
Pacific Gas and Electric Co. 3.40% 2024	1,310	1,226
Pacific Gas and Electric Co. 3.30% 2027	3,855	3,467
Pacific Gas and Electric Co. 3.30% 2027	1,545	1,398
Pacific Gas and Electric Co. 3.95% 2047	1,250	1,073
PacifiCorp., First Mortgage Bonds, 5.65% 2018	1,250	1,251
PacifiCorp., First Mortgage Bonds, 3.60% 2024	6,695	6,754
Public Service Co. of Colorado 2.25% 2022	2,000	1,915
American Funds Insurance Series — Asset Allocation Fund — Page 71 of 171

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Public Service Enterprise Group Inc. 2.65% 2022	$1,900	$1,830
Public Service Enterprise Group Inc. 2.25% 2026	385	348
Puget Energy, Inc. 6.50% 2020	1,245	1,334
Puget Energy, Inc. 6.00% 2021	1,823	1,951
Puget Energy, Inc. 5.625% 2022	1,965	2,085
Puget Energy, Inc. 3.65% 2025	3,135	3,055
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	3,500	3,486
South Carolina Electric & Gas Co. 4.10% 2046	2,595	2,367
Talen Energy Corp. 9.50% 2022[6]	2,795	2,758
Talen Energy Corp. 10.50% 2026[6]	675	604
Tampa Electric Co. 4.35% 2044	3,805	3,856
Virginia Electric and Power Co. 2.95% 2026	1,700	1,594
Virginia Electric and Power Co. 3.50% 2027	4,300	4,227
Xcel Energy Inc. 4.00% 2028	6,265	6,274
		198,745
Telecommunication services 0.62%
AT&T Inc. 4.10% 2028[6]	4,464	4,272
AT&T Inc. 4.30% 2042	654	557
AT&T Inc. 4.35% 2045	596	507
British Telecommunications PLC 9.625% 2030[13]	4,225	6,049
CenturyLink, Inc. 6.75% 2023	8,475	8,539
CenturyLink, Inc., Series T, 5.80% 2022	1,325	1,318
Deutsche Telekom International Finance BV 1.95% 2021[6]	1,000	954
Deutsche Telekom International Finance BV 2.82% 2022[6]	2,535	2,464
Deutsche Telekom International Finance BV 3.60% 2027[6]	3,750	3,541
Deutsche Telekom International Finance BV 9.25% 2032	3,570	5,118
France Télécom 4.125% 2021	5,000	5,113
Frontier Communications Corp. 10.50% 2022	3,140	2,865
Frontier Communications Corp. 11.00% 2025	18,125	14,585
Inmarsat PLC 4.875% 2022[6]	7,775	7,678
Inmarsat PLC 6.50% 2024[6]	2,550	2,563
Intelsat Jackson Holding Co. 7.25% 2020	3,320	3,320
Intelsat Jackson Holding Co. 7.50% 2021	18,335	18,289
Intelsat Jackson Holding Co. 6.625% 2024[11,12]	1,400	1,448
Intelsat Jackson Holding Co. 8.00% 2024[6]	3,075	3,237
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.78% 2020 (100% PIK)[10,11,12,14]	14,022	11,650
Orange SA 5.50% 2044	3,000	3,331
Trilogy International Partners, LLC 8.875% 2022[6]	7,250	7,359
Verizon Communications Inc. 4.50% 2033	2,668	2,592
Verizon Communications Inc. 4.40% 2034	1,959	1,831
Verizon Communications Inc. 4.125% 2046	2,228	1,909
Vodafone Group PLC 3.75% 2024	6,750	6,698
Vodafone Group PLC 4.125% 2025	11,500	11,457
Vodafone Group PLC 4.375% 2028	2,250	2,225
Vodafone Group PLC 5.00% 2038	2,500	2,476
Vodafone Group PLC 5.25% 2048	3,200	3,205
Wind Tre SpA 5.00% 2026[6]	6,500	5,185
Ziggo Bond Finance BV 5.50% 2027[6]	9,325	8,734
		161,069
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 0.59%	Principal amount (000)	Value (000)
Ball Corp. 4.375% 2020	$2,450	$2,478
CF Industries, Inc. 4.95% 2043	4,130	3,492
Chemours Co. 6.625% 2023	4,990	5,239
Chevron Phillips Chemical Company LLC 3.30% 2023[6]	1,170	1,162
Chevron Phillips Chemical Company LLC 3.70% 2028[6]	3,000	2,966
Cleveland-Cliffs Inc. 4.875% 2024[6]	3,025	2,927
Cleveland-Cliffs Inc. 5.75% 2025	18,995	18,069
Consolidated Energy Finance SA 6.50% 2026[6]	1,560	1,546
CVR Partners, LP 9.25% 2023[6]	2,100	2,171
Eastman Chemical Co. 2.70% 2020	7,000	6,960
First Quantum Minerals Ltd. 7.00% 2021[6]	5,602	5,669
First Quantum Minerals Ltd. 7.25% 2022[6]	8,175	8,298
First Quantum Minerals Ltd. 7.50% 2025[6]	10,700	10,600
First Quantum Minerals Ltd. 6.875% 2026[6]	4,025	3,864
Freeport-McMoRan Inc. 3.55% 2022	12,035	11,463
Georgia-Pacific Corp. 2.539% 2019[6]	7,000	6,956
H.I.G. Capital, LLC 6.75% 2024[6]	2,366	2,322
Holcim Ltd. 5.15% 2023[6]	7,395	7,764
Huntsman International LLC 4.875% 2020	4,935	5,028
International Paper Co. 7.30% 2039	2,005	2,571
LSB Industries, Inc. 9.625% 2023[6]	1,300	1,315
Mosaic Co. 3.25% 2022	2,250	2,187
Mosaic Co. 4.05% 2027	2,125	2,034
Nova Chemicals Corp. 5.25% 2027[6]	4,275	3,994
Novelis Corp. 5.875% 2026[6]	2,600	2,496
Platform Specialty Products Corp. 5.875% 2025[6]	1,675	1,639
Rayonier Advanced Materials Inc. 5.50% 2024[6]	3,304	3,122
Reynolds Group Inc. 5.75% 2020[12]	3,629	3,647
Ryerson Inc. 11.00% 2022[6]	6,190	6,824
Sherwin-Williams Co. 2.25% 2020	2,250	2,214
Sherwin-Williams Co. 2.75% 2022	1,185	1,148
Sherwin-Williams Co. 3.125% 2024	550	526
Sherwin-Williams Co. 3.45% 2027	1,395	1,319
Vale SA 6.25% 2026	3,340	3,626
Warrior Met Coal, Inc. 8.00% 2024[6]	1,975	2,044
Westlake Chemical Corp. 4.375% 2047	2,915	2,695
		152,375
Consumer staples 0.58%
Altria Group, Inc. 4.50% 2043	3,000	2,882
Anheuser-Busch InBev NV 2.65% 2021	1,000	987
Anheuser-Busch InBev NV 3.30% 2023	5,940	5,895
Anheuser-Busch InBev NV 3.50% 2024	890	887
Anheuser-Busch InBev NV 3.65% 2026	4,985	4,887
Anheuser-Busch InBev NV 4.00% 2028	5,815	5,811
Anheuser-Busch InBev NV 4.90% 2046	550	568
Anheuser-Busch InBev NV 4.60% 2048	2,000	1,969
Avon Products, Inc. 7.875% 2022[6]	2,915	2,904
B&G Foods, Inc. 4.625% 2021	440	435
B&G Foods, Inc. 5.25% 2025	1,660	1,569
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 9.53% 2025[10,11,12]	1,894	1,917
British American Tobacco International Finance PLC 3.95% 2025[6]	5,500	5,381
British American Tobacco PLC 3.222% 2024[6]	5,000	4,741
British American Tobacco PLC 4.39% 2037[6]	5,500	5,173
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
British American Tobacco PLC 4.54% 2047[6]	$3,250	$3,044
Constellation Brands, Inc. 2.00% 2019	2,250	2,217
Constellation Brands, Inc. 2.25% 2020	2,250	2,198
Constellation Brands, Inc. 2.65% 2022	4,835	4,640
Constellation Brands, Inc. 2.70% 2022	395	382
Constellation Brands, Inc. 3.20% 2023	1,650	1,607
Constellation Brands, Inc. 3.60% 2028	1,250	1,183
Constellation Brands, Inc. 4.50% 2047	445	425
Costco Wholesale Corp. 2.15% 2021	2,250	2,201
Costco Wholesale Corp. 2.30% 2022	2,250	2,186
Costco Wholesale Corp. 2.75% 2024	12,250	11,868
Costco Wholesale Corp. 3.00% 2027	2,250	2,150
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 2.893% 2021[10]	1,795	1,798
General Mills, Inc. 3.20% 2021	425	423
General Mills, Inc. 3.70% 2023	395	391
General Mills, Inc. 4.20% 2028	540	530
Imperial Tobacco Finance PLC 3.50% 2023[6]	4,000	3,913
Maple Escrow 3.551% 2021[6]	4,315	4,321
Maple Escrow 4.057% 2023[6]	1,295	1,301
Maple Escrow 4.597% 2028[6]	1,691	1,700
Maple Escrow 4.985% 2038[6]	5,351	5,398
Maple Escrow 5.085% 2048[6]	1,779	1,799
Molson Coors Brewing Co. 1.45% 2019	425	418
Molson Coors Brewing Co. 1.90% 2019	2,015	2,001
Molson Coors Brewing Co. 2.25% 2020	1,725	1,698
Molson Coors Brewing Co. 2.10% 2021	165	158
Molson Coors Brewing Co. 3.00% 2026	460	418
Molson Coors Brewing Co. 4.20% 2046	2,250	2,026
Philip Morris International Inc. 2.00% 2020	2,000	1,968
Philip Morris International Inc. 1.875% 2021	2,000	1,937
Philip Morris International Inc. 2.375% 2022	1,960	1,876
Philip Morris International Inc. 2.625% 2022	2,395	2,335
Philip Morris International Inc. 3.25% 2024	5,000	4,858
Philip Morris International Inc. 4.25% 2044	2,050	1,945
Procter & Gamble Co. 1.70% 2021	825	794
Reckitt Benckiser Group PLC 2.375% 2022[6]	2,275	2,176
Reynolds American Inc. 3.25% 2020	1,035	1,033
Reynolds American Inc. 4.00% 2022	1,035	1,042
Reynolds American Inc. 4.45% 2025	5,705	5,742
Reynolds American Inc. 5.70% 2035	755	812
Reynolds American Inc. 5.85% 2045	2,030	2,226
Wal-Mart Stores, Inc. 3.40% 2023	6,580	6,631
Wal-Mart Stores, Inc. 3.55% 2025	3,052	3,074
Wal-Mart Stores, Inc. 3.70% 2028	2,047	2,063
Wal-Mart Stores, Inc. 4.05% 2048	2,289	2,297
		151,209
Industrials 0.52%
3M Co. 2.25% 2026	1,000	907
ADT Corp. 3.50% 2022	3,325	3,129
Allison Transmission Holdings, Inc. 5.00% 2024[6]	3,205	3,161
Associated Materials, LLC 9.00% 2024[6]	8,905	9,373
Avis Budget Group, Inc. 5.50% 2023	3,755	3,675
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[6]	2,250	2,227
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Canadian National Railway Co. 3.20% 2046	$2,635	$2,268
Canadian National Railway Co. 3.65% 2048	5,015	4,684
Corporate Risk Holdings LLC 9.50% 2019[6]	3,878	4,057
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[2,3,6,14]	1,016	1,088
CSX Corp. 3.80% 2028	6,985	6,816
CSX Corp. 4.30% 2048	2,250	2,151
Euramax International, Inc. 12.00% 2020[6]	4,350	4,589
General Dynamics Corp. 3.375% 2023	1,995	2,000
General Dynamics Corp. 3.50% 2025	5,500	5,497
General Electric Co. 2.70% 2022	6,535	6,326
General Electric Co. 4.125% 2042	2,500	2,325
Hardwoods Acquisition Inc. 7.50% 2021[6]	2,328	2,171
Hertz Global Holdings Inc. 7.625% 2022[6]	6,650	6,401
Kratos Defense & Security Solutions, Inc. 6.50% 2025[6]	845	878
Lockheed Martin Corp. 2.50% 2020	6,015	5,937
Lockheed Martin Corp. 3.10% 2023	545	538
Lockheed Martin Corp. 3.55% 2026	3,490	3,439
LSC Communications, Inc. 8.75% 2023[6]	3,475	3,419
Northrop Grumman Corp., 2.93% 2025	3,645	3,465
Northrop Grumman Corp. 3.25% 2028	4,495	4,238
Pisces Parent, LLC 8.00% 2026[6]	1,895	1,832
R.R. Donnelley & Sons Co. 7.875% 2021	4,625	4,717
R.R. Donnelley & Sons Co. 6.50% 2023	3,310	3,277
Rockwell Collins, Inc. 1.95% 2019	1,125	1,114
Rockwell Collins, Inc. 2.80% 2022	3,025	2,949
Roper Technologies, Inc. 2.80% 2021	2,065	2,018
Roper Technologies, Inc. 3.80% 2026	835	811
Siemens AG 2.70% 2022[6]	3,360	3,275
Staples Inc. 8.50% 2025[6]	1,915	1,791
Union Pacific Corp. 3.75% 2025	5,030	5,047
Union Pacific Corp. 3.95% 2028	3,750	3,774
United Technologies Corp. 3.125% 2027	7,000	6,513
Virgin Australia Holdings Ltd. 8.50% 2019[6]	2,500	2,534
		134,411
Information technology 0.36%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.557% 2025[10,11,12]	3,600	3,479
Alphabet Inc. 1.998% 2026	3,000	2,683
Apple Inc. 2.50% 2022	2,355	2,310
Apple Inc. 2.75% 2025	6,000	5,747
Apple Inc. 2.90% 2027	9,000	8,471
Apple Inc. 3.35% 2027	90	88
Apple Inc. 3.00% 2024	1,250	1,225
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.334% 2025[10,11,12]	600	621
Broadcom Ltd. 2.375% 2020	1,500	1,481
Broadcom Ltd. 3.00% 2022	1,500	1,460
Broadcom Ltd. 3.875% 2027	4,215	3,992
EchoStar Corp. 6.625% 2026	850	788
First Data Corp. 5.375% 2023[6]	2,850	2,883
First Data Corp. 5.00% 2024[6]	2,400	2,391
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[6]	575	643
Gogo Inc. 12.50% 2022[6]	18,205	19,479
Infor Software 7.125% 2021[6,14]	2,925	2,943
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.608% 2024[10,11,12]	3,000	3,109
American Funds Insurance Series — Asset Allocation Fund — Page 75 of 171

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.594% 2024[10,11,12]	$2,995	$3,015
Microsoft Corp. 4.20% 2035	6,000	6,317
Microsoft Corp. 4.10% 2037	1,000	1,043
Oracle Corp. 2.65% 2026	2,000	1,846
Unisys Corp. 10.75% 2022[6]	3,125	3,516
Veritas Holdings Limited 7.50% 2023[6]	1,275	1,199
Visa Inc. 2.80% 2022	2,000	1,963
Visa Inc. 3.15% 2025	10,000	9,682
		92,374
Real estate 0.28%
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,174
American Campus Communities, Inc. 3.35% 2020	1,765	1,761
American Campus Communities, Inc. 3.75% 2023	3,055	3,041
American Campus Communities, Inc. 4.125% 2024	6,075	6,050
American Campus Communities, Inc. 3.625% 2027	5,745	5,390
American Tower Corp. 3.55% 2027	1,425	1,327
American Tower Corp. 3.60% 2028	2,000	1,856
Brandywine Operating Partnership, LP 3.95% 2023	1,070	1,066
Corporate Office Properties LP 3.60% 2023	765	741
Corporate Office Properties LP 5.25% 2024	3,595	3,723
EPR Properties 4.75% 2026	6,070	5,945
EPR Properties 4.50% 2027	3,240	3,099
Equinix, Inc. 5.375% 2027	1,400	1,400
Essex Portfolio LP 3.875% 2024	1,000	994
Essex Portfolio LP 3.50% 2025	5,865	5,669
Hospitality Properties Trust 4.50% 2023	2,295	2,307
Hospitality Properties Trust 4.50% 2025	325	318
Hospitality Properties Trust 4.95% 2027	1,000	988
Hospitality Properties Trust 3.95% 2028	3,825	3,500
Host Hotels & Resorts LP 4.50% 2026	705	705
Iron Mountain Inc. 4.875% 2027[6]	1,780	1,649
Public Storage 2.37% 2022	1,115	1,071
Scentre Group 3.25% 2025[6]	2,000	1,886
Scentre Group 3.50% 2025[6]	4,075	3,932
Scentre Group 3.75% 2027[6]	2,930	2,818
UDR, Inc. 2.95% 2026	1,510	1,386
WEA Finance LLC 2.70% 2019[6]	200	199
WEA Finance LLC 3.25% 2020[6]	4,105	4,098
Westfield Corp. Ltd. 3.15% 2022[6]	5,615	5,508
		73,601
Total corporate bonds & notes		2,323,997
Mortgage-backed obligations 4.92%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[6,10,12]	3,404	3,446
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[12]	1,185	1,171
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[12]	4,735	4,792
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 3.041% 2024[10,12]	25	25
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[12]	380	388
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.6167% 2048[12]	1,400	1,408
Fannie Mae 6.00% 2021[12]	19	20
Fannie Mae 6.00% 2026[12]	298	326
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Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 5.50% 2033[12]	$534	$580
Fannie Mae 5.50% 2033[12]	360	392
Fannie Mae 3.00% 2036[12]	21,604	21,289
Fannie Mae 5.50% 2036[12]	843	913
Fannie Mae 6.00% 2036[12]	1,999	2,201
Fannie Mae 6.00% 2036[12]	575	632
Fannie Mae 6.00% 2036[12]	94	104
Fannie Mae 5.50% 2037[12]	289	314
Fannie Mae 5.50% 2037[12]	158	171
Fannie Mae 6.00% 2037[12]	1,849	2,037
Fannie Mae 6.00% 2037[12]	1,600	1,767
Fannie Mae 6.00% 2037[12]	186	204
Fannie Mae 6.00% 2037[12]	26	29
Fannie Mae 6.00% 2038[12]	2,720	2,993
Fannie Mae 6.00% 2038[12]	1,874	2,064
Fannie Mae 6.00% 2038[12]	913	1,006
Fannie Mae 6.00% 2038[12]	829	911
Fannie Mae 6.00% 2038[12]	469	517
Fannie Mae 6.00% 2038[12]	452	499
Fannie Mae 6.00% 2038[12]	53	59
Fannie Mae 6.00% 2038[12]	49	54
Fannie Mae 6.00% 2038[12]	36	40
Fannie Mae 6.00% 2039[12]	1	1
Fannie Mae 6.00% 2040[12]	499	550
Fannie Mae 6.00% 2040[12]	160	176
Fannie Mae 4.00% 2041[12]	3,603	3,707
Fannie Mae 4.00% 2041[12]	2,809	2,890
Fannie Mae 6.00% 2041[12]	945	1,040
Fannie Mae 6.00% 2041[12]	653	720
Fannie Mae 3.50% 2042[12]	9,943	9,979
Fannie Mae 4.00% 2043[12]	3,842	3,971
Fannie Mae 4.00% 2043[12]	2,380	2,460
Fannie Mae 4.00% 2043[12]	2,039	2,099
Fannie Mae 3.50% 2045[12]	16,102	16,144
Fannie Mae 3.50% 2045[12]	3,975	3,979
Fannie Mae 3.00% 2046[12]	36,078	35,004
Fannie Mae 3.50% 2046[12]	7,510	7,510
Fannie Mae 3.50% 2046[12]	2,915	2,910
Fannie Mae 4.00% 2046[12]	3,117	3,190
Fannie Mae 4.00% 2046[12]	997	1,021
Fannie Mae 3.50% 2047[12]	62,311	62,149
Fannie Mae 3.50% 2047[12]	6,614	6,595
Fannie Mae 3.50% 2047[12]	5,681	5,670
Fannie Mae 4.00% 2047[12]	24,264	24,872
Fannie Mae 4.00% 2047[12]	14,926	15,258
Fannie Mae 7.00% 2047[12]	45	49
Fannie Mae 7.00% 2047[12]	3	4
Fannie Mae 3.50% 2048[12,16]	28,700	28,559
Fannie Mae 4.00% 2048[12,16]	139,504	142,022
Fannie Mae 4.00% 2048[12,16]	59,258	60,413
Fannie Mae 4.00% 2048[12,16]	39,188	39,860
Fannie Mae 4.50% 2048[12,16]	40,178	41,701
Fannie Mae 4.50% 2048[12,16]	36,986	38,446
Fannie Mae 4.50% 2048[12,16]	5,625	5,858
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[12]	191	217
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Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[12]	$47	$53
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[10,12]	2,145	2,080
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[12]	4,669	4,580
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[12]	3,981	3,929
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.297% 2023[10,12]	8,920	8,991
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[10,12]	7,530	7,606
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[10,12]	6,450	6,588
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[10,12]	6,215	6,192
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[10,12]	7,000	7,117
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.568% 2026[10,12]	9,665	9,043
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[10,12]	2,891	2,793
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[12]	108	91
Freddie Mac 3.00% 2037[12]	32,094	31,593
Freddie Mac 5.00% 2038[12]	1,194	1,276
Freddie Mac 6.50% 2038[12]	140	155
Freddie Mac 4.50% 2039[12]	217	228
Freddie Mac 5.00% 2040[12]	2,123	2,269
Freddie Mac 4.00% 2042[12]	4,740	4,874
Freddie Mac 4.00% 2043[12]	6,289	6,467
Freddie Mac 4.00% 2043[12]	2,517	2,600
Freddie Mac 4.00% 2043[12]	2,289	2,355
Freddie Mac 4.00% 2045[12]	15,018	15,442
Freddie Mac 4.00% 2045[12]	14,839	15,259
Freddie Mac 4.50% 2046[12]	2,192	2,284
Freddie Mac 4.50% 2046[12]	1,170	1,219
Freddie Mac 3.50% 2047[12]	46,734	46,519
Freddie Mac 3.50% 2047[12]	24,351	24,239
Freddie Mac 3.50% 2047[12]	12,629	12,571
Freddie Mac 3.50% 2047[12]	4,696	4,681
Freddie Mac 3.50% 2048[12,16]	36,780	36,578
Freddie Mac 4.00% 2048[12,16]	13,260	13,492
Freddie Mac 4.00% 2048[12,16]	6,740	6,868
Freddie Mac 4.00% 2048[12]	6,346	6,473
Freddie Mac 4.50% 2048[12,16]	1,586	1,648
Freddie Mac 4.50% 2048[12,16]	414	430
Freddie Mac Pool #760014 2.978% 2045[10,12]	1,363	1,363
Freddie Mac, Series T-041, Class 3A, 5.569% 2032[10,12]	306	321
Freddie Mac, Series KS01, Class A1, Multi Family, 1.693% 2022[12]	1,404	1,380
Freddie Mac, Series K019, Class A2, Multi Family, 2.272% 2022[12]	4,000	3,902
Freddie Mac, Series K021, Class A2, Multi Family, 2.396% 2022[12]	3,680	3,597
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 2023[12]	3,025	2,936
Freddie Mac, Series K034, Class A1, Multi Family, 2.669% 2023[12]	1,662	1,654
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 2024[12]	5,555	5,524
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[12]	4,265	4,178
Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 2025[12]	4,000	4,033
Freddie Mac, Series K057, Class A2, Multi Family, 2.57% 2026[12]	4,855	4,616
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[12]	10,050	9,651
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[12]	4,755	4,655
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[12]	17,070	16,817
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[10,12]	2,280	2,237
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[10,12]	6,465	6,402
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[12]	4,375	4,397
Freddie Mac, Series K072, Class A2, Multi Family, 3.444% 2027[12]	1,980	1,984
Freddie Mac, Series K073, Class A2, Multi Family, 3.35% 2028[12]	3,571	3,548
Freddie Mac, Series K075, Class A2, Multi Family, 3.65% 2028[10,12]	5,900	6,005
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Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[12]	$16,930	$17,541
Freddie Mac, Series K077, Class A2, Multi Family, 3.90% 2028	3,840	3,966
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.25% 2056[12]	11,693	11,353
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 2.25% 2056[12]	2,674	2,639
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.50% 2056[10,12]	6,111	5,967
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[12]	10,962	10,700
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[10,12]	2,010	1,959
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[12]	3,908	3,838
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[12]	1,554	1,528
Government National Mortgage Assn. 3.50% 2048[12,16]	47,750	47,922
Government National Mortgage Assn. 4.00% 2048[12,16]	54,864	56,222
Government National Mortgage Assn. 4.00% 2048[12,16]	42,386	43,372
Government National Mortgage Assn. 4.00% 2048[12]	16,212	16,679
Government National Mortgage Assn. 4.00% 2048[12]	2,074	2,134
Government National Mortgage Assn. 4.50% 2048[12,16]	9,986	10,381
Government National Mortgage Assn. 4.50% 2048[12,16]	6,014	6,242
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[10,12]	325	325
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[12]	855	911
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[12]	1,000	1,010
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[12]	1,180	1,167
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[6,12]	2,650	2,661
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 2027[2,6,12]	227	226
Nationstar HECM Loan Trust, Series 2017-1A, Class M1, 2.9419% 2027[2,6,12]	420	417
Nationstar HECM Loan Trust, Series 2018-1A, Class A, 2.760% 2028[6,12]	720	721
Royal Bank of Canada 1.875% 2020[12]	7,000	6,891
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[6,12]	4,962	5,019
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[6,10,12]	4,766	4,685
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.209% 2051[10,12]	1,497	1,537
		1,275,172
Asset-backed obligations 0.47%
AmeriCredit Automobile Receivables Trust, Series 2016-4, Class A2A, 1.34% 2020[12]	47	47
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3, 1.46% 2021[12]	1,210	1,203
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.80% 2021[12]	500	493
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73% 2021[12]	3,455	3,456
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 3.369% 2025[6,10,12]	3,017	3,020
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3-month USD-LIBOR + 1.01%) 3.358% 2025[6,10,12]	2,614	2,618
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class B, 2.07% 2021[6,12]	500	500
CIFC Funding Ltd., Series 2014-3A, Class AR, (3-month USD-LIBOR + 0.95%) 3.312% 2026[6,10,12]	2,380	2,382
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 2021[12]	275	273
CPS Auto Receivables Trust, Series 2017-B, Class A, 1.75% 2020[6,12]	787	785
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 2022[6,12]	850	850
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[6,12]	1,991	1,994
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 2023[6,12]	2,000	1,988
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 2023[6,12]	3,850	3,837
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 2022[6,12]	381	380
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 2022[6,12]	475	472
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60% 2022[6,12]	655	650
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[6,12]	2,900	2,810
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[6,12]	3,330	3,263
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[6,12]	14,965	14,745
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 2021[12]	3,500	3,456
Global SC Finance II SRL, Series 2013-1A, Class A, 2.98% 2028[6,12]	121	119
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 2029[6,12]	271	266
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Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 2037[6,12]	$1,782	$1,768
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2013-1A, Class A2, 1.83% 2019[6,12]	667	666
Santander Drive Auto Receivables Trust, Series 2017-1, Class A2, 1.49% 2020[12]	17	17
Santander Drive Auto Receivables Trust, Series 2017-1, Class A3, 1.77% 2020[12]	1,255	1,253
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47% 2020[12]	47	47
Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.10% 2021[12]	740	736
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[12]	3,604	3,604
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[12]	273	273
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 2022[12]	740	735
Symphony CLO Ltd, Series 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 3.378% 2025[6,10,12]	8,633	8,642
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[6,12]	1,419	1,409
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[6,12]	1,303	1,294
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 2042[6,12]	2,204	2,172
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62% 2042[6,12]	1,892	1,861
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 2021[6,12]	5,925	5,865
Verizon Owner Trust, Series 2017-2A, Class A, 1.92% 2021[6,12]	7,900	7,791
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 2021[6,12]	8,215	8,124
Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 1.78% 2020[6,12]	292	292
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 2025[6,12]	349	347
World Financial Network Credit Card Master Note Trust, Series 2016-B, Class A, 1.44% 2022[12]	4,000	3,994
World Financial Network Credit Card Master Note Trust, Series 2012-A, Class A, 3.14% 2023[12]	14,170	14,210
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 2024[12]	7,000	6,973
		121,680
Bonds & notes of governments & government agencies outside the U.S. 0.20%
CPPIB Capital Inc. 1.25% 2019[6]	3,900	3,835
CPPIB Capital Inc. 2.375% 2021[6]	6,000	5,913
CPPIB Capital Inc. 2.25% 2022[6]	4,286	4,180
CPPIB Capital Inc. 2.75% 2027[6]	6,600	6,358
KfW 2.125% 2022	375	365
Manitoba (Province of) 3.05% 2024	2,600	2,573
Ontario (Province of) 2.55% 2021	6,300	6,238
Qatar (State of) 3.875% 2023[6]	1,490	1,492
Qatar (State of) 4.50% 2028[6]	1,060	1,072
Qatar (State of) 5.103% 2048[6]	1,800	1,799
Quebec (Province of) 2.375% 2022	6,232	6,098
Quebec (Province of) 2.75% 2027	9,000	8,664
Saudi Arabia (Kingdom of) 3.625% 2028[6]	2,060	1,963
Saudi Arabia (Kingdom of) 4.50% 2030[6]	1,200	1,201
Saudi Arabia (Kingdom of) 4.625% 2047[6]	1,330	1,243
Saudi Arabia (Kingdom of) 5.00% 2049[6]	630	614
		53,608
Federal agency bonds & notes 0.06%
Fannie Mae 2.00% 2022	3,000	2,926
Fannie Mae 1.875% 2026	13,000	11,880
		14,806
Municipals 0.04% Illinois 0.03%
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[12]	5,000	4,740
Sales Tax Securitization Corp., Sales Tax Rev. Ref. Bonds, Series 2017-B, 3.587% 2043	2,000	1,906
		6,646
American Funds Insurance Series — Asset Allocation Fund — Page 80 of 171

unaudited
Bonds, notes & other debt instruments Municipals (continued) California 0.01%	Principal amount (000)	Value (000)
High-Speed Passenger Train G.O. Ref. Bonds, Series 2017-B, 2.193% 2047 (put 2020)	$2,500	$2,472
Minnesota 0.00%
Housing Fin. Agcy., Homeownership Fin. Bonds (GNMA and FNMA Pass-Through Program), Series 2013-A, 2.35% 2043[12]	29	27
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2013-A, AMT, 3.00% 2031	10	10
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	210	219
		256
Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	55	57
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	80	83
		140
Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	70	69
South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	55	57
Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-C, 4.50% 2043	10	10
		25
Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	20	21
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	15	15
Massachusetts 0.00%
Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 167, 4.00% 2043	10	10
		9,711
Total bonds, notes & other debt instruments (cost: $6,798,575,000)		6,705,529
Short-term securities 13.98%
3M Co. 1.90% due 7/9/2018[6]	36,600	36,581
Apple Inc. 1.94%–2.09% due 8/3/2018–9/4/2018[6]	98,500	98,253
CAFCO, LLC 2.27% due 9/17/2018[6]	30,000	29,852
CHARTA, LLC 2.31% due 7/6/2018[6]	25,000	24,990
Chevron Corp. 2.02%–2.04% due 7/13/2018–8/20/2018[6]	100,000	99,816
Ciesco LLC 2.27% due 10/3/2018[6]	50,000	49,690
Coca-Cola Co. 2.05% due 8/3/2018[6]	50,000	49,903
Eli Lilly and Co. 1.93% due 7/9/2018[6]	36,500	36,481
Emerson Electric Co. 1.88% due 7/19/2018[6]	24,500	24,473
American Funds Insurance Series — Asset Allocation Fund — Page 81 of 171

unaudited
Short-term securities	Principal amount (000)	Value (000)
ExxonMobil Corp. 1.97%–1.99% due 8/8/2018–8/22/2018	$190,200	$189,723
Fannie Mae 1.84%–1.85% due 7/30/2018–8/6/2018	150,000	149,759
Federal Home Loan Bank 1.72%–1.93% due 7/3/2018–9/25/2018	1,200,300	1,197,989
Freddie Mac 1.76%–1.88% due 7/18/2018–8/21/2018	210,500	210,106
Honeywell International Inc. 1.95% due 7/24/2018[6]	50,000	49,932
IBM Credit LLC 2.02% due 7/25/2018[6]	50,000	49,929
John Deere Bank SA 2.00%–2.10% due 8/1/2018–8/14/2018[6]	67,800	67,639
John Deere Capital Corp. 2.00% due 7/24/2018[6]	50,000	49,932
Merck & Co. Inc. 1.92% due 7/17/2018[6]	25,000	24,976
New York Life Capital Corp. 1.92% due 7/2/2018[6]	28,277	28,273
PepsiCo Inc. 1.88%–1.98% due 7/5/2018–8/8/2018[6]	85,000	84,839
Pfizer Inc. 2.02%–2.10% due 8/20/2018–9/14/2018[6]	95,000	94,602
U.S. Treasury Bills 1.59%–1.99% due 7/5/2018–11/1/2018	827,900	826,282
United Parcel Service Inc. 1.98% due 8/14/2018[6]	50,000	49,879
Wal-Mart Stores, Inc. 1.86%–1.90% due 7/2/2018–7/10/2018[6]	64,700	64,672
Walt Disney Co. 2.06% due 7/17/2018[6]	35,600	35,565
Total short-term securities (cost: $3,624,076,000)		3,624,136
Total investment securities 102.08% (cost: $21,989,033,000)		26,466,664
Other assets less liabilities (2.08)%		(539,492)
Net assets 100.00%		$25,927,172
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[17] (000)	Value at 6/30/2018[18] (000)	Unrealized depreciation at 6/30/2018 (000)
2 Year U.S. Treasury Note Futures	Long	1,225	October 2018	$245,000	$259,490	$(106)
30 Year Ultra U.S. Treasury Bond Futures	Short	110	September 2018	(11,000)	(17,552)	(162)
						$(268)
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.8915%	U.S. EFFR	9/26/2018	$3,500,000	$(242)	$—	$(242)
1.6365%	3-month USD-LIBOR	10/16/2019	124,000	(1,636)	—	(1,636)
U.S. EFFR	2.165%	4/3/2020	100,000	332	—	332
U.S. EFFR	2.174%	4/4/2020	127,900	411	—	411
U.S. EFFR	2.19%	4/6/2020	84,700	249	—	249
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(14)	—	(14)
2.929%	3-month USD-LIBOR	3/27/2048	25,000	(6)	—	(6)
U.S. EFFR	2.4775%	3/27/2048	25,000	(79)	—	(79)
					$—	$(985)
American Funds Insurance Series — Asset Allocation Fund — Page 82 of 171

unaudited
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $39,910,000, which represented .15% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[5]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,806,485,000, which represented 6.97% of the net assets of the fund.
[7]	Amount less than one thousand.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $5,226,000, which represented .02% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Coupon rate may change periodically.
[11]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $49,314,000, which represented .19% of the net assets of the fund.
[12]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[13]	Step bond; coupon rate may change at a later date.
[14]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[15]	Scheduled interest and/or principal payment was not received.
[16]	Purchased on a TBA basis.
[17]	Notional amount is calculated based on the number of contracts and notional contract size.
[18]	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$21,325	$21,432.09%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	5,700	5,714.02
Corporate Risk Holdings I, Inc.	8/31/2015-4/21/2017	1,888	5,171.02
Corporate Risk Holdings Corp.	8/31/2015-4/21/2017	—	—	.00
Rotech Healthcare Inc.	9/26/2013	6,949	368.00
Total private placement securities		$ 35,862	$ 32,685.13%

Key to abbreviations and symbol
ADR = American Depositary Receipts
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
CAD = Canadian dollars
Dept. = Department
Dev. = Development
EFFR = Effective Federal Funds Rate
Fin. = Finance
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
TBA = To-be-announced
USD/$ = U.S. dollars
American Funds Insurance Series — Asset Allocation Fund — Page 83 of 171

Global Balanced Fund
Investment portfolio
June 30, 2018
unaudited
Common stocks 61.82% Information technology 12.76%	Shares	Value (000)
Nintendo Co., Ltd.	19,800	$6,474
ASML Holding NV	31,500	6,242
PagSeguro Digital Ltd., Class A1	220,528	6,120
Microsoft Corp.	53,500	5,276
Taiwan Semiconductor Manufacturing Co., Ltd.	697,000	4,949
Temenos AG	25,000	3,787
Broadcom Inc.	13,650	3,312
TravelSky Technology Ltd., Class H1	860,000	2,505
Keyence Corp.	4,400	2,486
Amphenol Corp., Class A	24,000	2,091
Visa Inc., Class A	14,600	1,934
Intel Corp.	35,000	1,740
Alphabet Inc., Class C1	1,505	1,679
Hamamatsu Photonics KK	19,000	817
		49,412
Financials 7.82%
HSBC Holdings PLC (GBP denominated)	539,633	5,061
JPMorgan Chase & Co.	44,670	4,655
Wells Fargo & Co.	47,900	2,656
HDFC Bank Ltd. (ADR)	21,605	2,269
Credicorp Ltd.	10,050	2,262
AIA Group Ltd.	250,000	2,186
B3 SA - Brasil, Bolsa, Balcao	376,000	1,984
Sberbank of Russia PJSC (ADR)	123,000	1,776
BlackRock, Inc.	3,394	1,694
Bank Central Asia Tbk PT	1,080,000	1,618
BNP Paribas SA	18,200	1,131
Goldman Sachs Group, Inc.	4,000	882
ABN AMRO Group NV, depository receipts	31,000	804
Société Générale	17,000	717
Grupo Financiero Galicia SA, Class B (ADR)	18,500	610
		30,305
Health care 6.34%
Humana Inc.	20,830	6,200
Merck & Co., Inc.	62,870	3,816
Fisher & Paykel Healthcare Corp. Ltd.	204,000	2,057
Mettler-Toledo International Inc.[1]	3,500	2,025
AstraZeneca PLC	23,600	1,636
Carl Zeiss Meditec AG, non-registered shares	19,500	1,331
Medtronic PLC	15,000	1,284
Teva Pharmaceutical Industries Ltd. (ADR)	50,000	1,216
UnitedHealth Group Inc.	4,555	1,118
Express Scripts Holding Co.[1]	13,600	1,050
Gilead Sciences, Inc.	14,000	992
American Funds Insurance Series — Global Balanced Fund — Page 84 of 171

unaudited
Common stocks Health care (continued)	Shares	Value (000)
bioMérieux SA	10,425	$939
Novartis AG	11,800	897
		24,561
Industrials 6.29%
Boeing Co.	15,750	5,284
ASSA ABLOY AB, Class B	118,000	2,515
Flughafen Zürich AG	12,235	2,501
Ryanair Holdings PLC (ADR)[1]	20,600	2,353
Edenred SA	65,000	2,054
MTU Aero Engines AG	9,000	1,730
Caterpillar Inc.	12,000	1,628
BAE Systems PLC	170,000	1,451
Cummins Inc.	8,000	1,064
Northrop Grumman Corp.	3,450	1,061
International Consolidated Airlines Group, SA (CDI)	120,000	1,052
Lockheed Martin Corp.	3,080	910
General Electric Co.	57,000	776
		24,379
Energy 5.73%
Royal Dutch Shell PLC, Class B	125,700	4,502
ConocoPhillips	56,006	3,899
TOTAL SA	45,200	2,756
LUKOIL Oil Co. PJSC (ADR)	39,800	2,722
Enbridge Inc. (CAD denominated)	50,869	1,818
Enbridge Inc. (CAD denominated)[2]	16,157	578
Occidental Petroleum Corp.	21,500	1,799
Reliance Industries Ltd.	106,000	1,505
Schlumberger Ltd.	20,400	1,367
Chevron Corp.	10,000	1,264
		22,210
Consumer discretionary 5.73%
Amazon.com, Inc.[1]	3,150	5,354
Ocado Group PLC[1]	259,500	3,519
Wynn Resorts, Ltd.	13,000	2,175
LVMH Moët Hennessy-Louis Vuitton SE	6,100	2,032
Home Depot, Inc.	9,000	1,756
Axel Springer SE	23,300	1,686
General Motors Co.	41,000	1,615
Nokian Renkaat Oyj	33,634	1,329
Peugeot SA	52,500	1,199
Accor SA	20,800	1,021
ProSiebenSat.1 Media SE	20,000	508
		22,194
Consumer staples 4.89%
Philip Morris International Inc.	50,800	4,102
British American Tobacco PLC	76,900	3,887
Nestlé SA	43,800	3,401
Coca-Cola European Partners plc	48,000	1,951
Pernod Ricard SA	8,800	1,438
Coca-Cola Co.	29,000	1,272
Walgreens Boots Alliance, Inc.	20,000	1,200
American Funds Insurance Series — Global Balanced Fund — Page 85 of 171

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Common stocks Consumer staples (continued)	Shares	Value (000)
Procter & Gamble Co.	11,000	$859
Coca-Cola FEMSA, SAB de CV, Series L	150,000	849
		18,959
Materials 3.44%
DowDuPont Inc.	37,848	2,495
Linde AG, non-registered shares	8,900	2,125
Randgold Resources Ltd.	25,000	1,920
WestRock Co.	24,570	1,401
LyondellBasell Industries NV	12,000	1,318
Koninklijke DSM NV	12,000	1,207
Rio Tinto PLC	18,000	998
Boral Ltd.	185,000	894
Croda International PLC	13,100	830
The Chemours Co.	3,200	142
		13,330
Real estate 2.38%
Gaming and Leisure Properties, Inc. REIT	59,720	2,138
Link Real Estate Investment Trust REIT	211,697	1,933
Equinix, Inc. REIT	4,240	1,823
Daito Trust Construction Co., Ltd.	11,000	1,789
GLP J-REIT REIT	1,432	1,521
		9,204
Utilities 1.78%
ENN Energy Holdings Ltd.	232,000	2,281
Ørsted AS	33,800	2,045
Enel Américas SA (ADR)	197,000	1,736
Power Assets Holdings Ltd.	120,500	842
		6,904
Miscellaneous 4.66%
Other common stocks in initial period of acquisition		18,045
Total common stocks (cost: $189,305,000)		239,503
Bonds, notes & other debt instruments 33.32% Bonds & notes of governments & government agencies outside the U.S. 15.27%	Principal amount (000)
Abu Dhabi (Emirate of) 2.50% 2022[2]	$200	192
Abu Dhabi (Emirate of) 3.125% 2027[2]	200	187
Australia (Commonwealth of), Series 128, 5.75% 2022	A$1,120	943
Australia (Commonwealth of), Series 133, 5.50% 2023	425	361
Bank of Thailand 1.49% 2019	THB2,220	67
Bank of Thailand 1.50% 2019	11,780	355
Bank of Thailand 1.59% 2019	2,000	60
Belgium (Kingdom of), Series 77, 1.00% 2026	€675	826
Belgium (Kingdom of), Series 85, 0.80% 2028	360	425
Brazil (Federative Republic of) 0% 2021	BRL4,900	959
Brazil (Federative Republic of) 10.00% 2025	2,318	563
Canada 1.00% 2022	C$300	219
Canada 2.25% 2025	2,200	1,686
Chile (Republic of) 5.50% 2020	CLP50,000	80
Colombia (Republic of) 4.375% 2021	$200	204
American Funds Insurance Series — Global Balanced Fund — Page 86 of 171

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
European Financial Stability Facility 0.40% 2025	€425	$498
European Financial Stability Facility 0.95% 2028	300	358
European Investment Bank 2.25% 2022	$225	220
French Republic O.A.T. 3.25% 2045	€100	164
French Republic O.A.T. 2.00% 2048	150	195
Germany (Federal Republic of) 2.25% 2021	60	76
Germany (Federal Republic of) 1.75% 2024	300	389
Germany (Federal Republic of) 0.50% 2026	200	241
Germany (Federal Republic of) 0.50% 2028	760	904
Germany (Federal Republic of) 2.50% 2046	525	842
Germany (Federal Republic of) 1.25% 2048	550	680
India (Republic of) 7.80% 2021	INR39,200	573
India (Republic of) 7.68% 2023	36,900	531
India (Republic of) 8.83% 2023	10,400	158
India (Republic of) 7.35% 2024	10,000	141
India (Republic of) 6.97% 2026	74,000	1,014
Indonesia (Republic of) 3.75% 2022	$410	407
Indonesia (Republic of) 3.85% 2027[2]	400	380
Ireland (Republic of) 3.40% 2024	€50	69
Ireland (Republic of) 1.00% 2026	500	606
Ireland (Republic of) 0.90% 2028	900	1,060
Ireland (Republic of) 2.40% 2030	30	41
Israel (State of) 3.15% 2023	$400	396
Israel (State of) 2.00% 2027	ILS2,100	575
Israel (State of) 5.50% 2042	1,000	391
Italy (Republic of) 1.45% 2022	€300	349
Italy (Republic of) 0.95% 2023	150	169
Italy (Republic of) 4.75% 2023	100	133
Italy (Republic of) 4.50% 2024	200	264
Italy (Republic of) 2.05% 2027	600	669
Japan, Series 115, 0.20% 2018	¥5,000	45
Japan, Series 134, 0.10% 2022	95,000	866
Japan, Series 17, 0.10% 2023[3]	10,410	98
Japan, Series 19, 0.10% 2024[3]	30,180	286
Japan, Series 18, 0.10% 2024[3]	20,680	195
Japan, Series 337, 0.30% 2024	205,000	1,897
Japan, Series 340, 0.40% 2025	20,000	187
Japan, Series 344, 0.10% 2026	70,000	639
Japan, Series 21, 0.10% 2026[3]	40,296	384
Japan, Series 346, 0.10% 2027	435,600	3,972
Japan, Series 22, 0.10% 2027[3]	25,258	241
Japan, Series 145, 1.70% 2033	150,000	1,639
Japan, Series 21, 2.30% 2035	20,000	239
Japan, Series 161, 0.60% 2037	190,000	1,760
Japan, Series 36, 2.00% 2042	10,000	118
Japan, Series 42, 1.70% 2044	75,000	847
Japan, Series 53, 0.60% 2046	10,000	88
Japan, Series 57, 0.80% 2047	25,000	231
KfW 2.125% 2022	$250	243
Kuwait (State of) 2.75% 2022[2]	200	195
Lithuania (Republic of) 7.375% 2020	100	107
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR293	73
Malaysia (Federation of), Series 0515, 3.759% 2019	550	137
Malaysia (Federation of), Series 0315, 3.659% 2020	58	14
Malaysia (Federation of), Series 0314, 4.048% 2021	350	88
American Funds Insurance Series — Global Balanced Fund — Page 87 of 171

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Malaysia (Federation of), Series 0215, 3.795% 2022	MYR400	$99
Malaysia (Federation of), Series 0116, 3.80% 2023	5,000	1,227
Malaysia (Federation of), Series 0115, 3.955% 2025	2,500	607
Malaysia (Federation of), Series 0316, 3.90% 2026	2,033	488
Malaysia (Federation of), Series 0212, 3.892% 2027	167	40
Malaysia (Federation of), Series 0310, 4.498% 2030	1,600	392
Morocco (Kingdom of) 4.25% 2022	$200	200
National Highways Authority of India 7.17% 2021	INR30,000	421
Netherlands (Kingdom of the) 5.50% 2028	€100	173
Norway (Kingdom of) 3.75% 2021	NKr2,200	291
Peru (Republic of) 6.15% 2032	PEN3,275	1,025
Peru (Republic of) 5.625% 2050	$20	23
Poland (Republic of), Series 1020, 5.25% 2020	PLN2,850	822
Poland (Republic of), Series 1021, 5.75% 2021	2,670	798
Poland (Republic of), Series 0922, 5.75% 2022	870	265
Poland (Republic of), Series 1023, 4.00% 2023	2,800	801
Poland (Republic of), Series 0725, 3.25% 2025	4,950	1,345
Portuguese Republic 5.125% 2024	$250	260
Portuguese Republic 2.875% 2025	€600	780
Portuguese Republic 2.875% 2026	245	317
Portuguese Republic 2.125% 2028	60	72
Qatar (State of) 4.50% 2028[2]	$900	910
Quebec (Province of) 2.375% 2022	114	112
Romania 3.375% 2038	€80	89
Romania 5.125% 2048[2]	$150	145
Saudi Arabia (Kingdom of) 2.894% 2022[2]	200	195
Saudi Arabia (Kingdom of) 3.625% 2028[2]	200	191
Saudi Arabia (Kingdom of) 4.50% 2030[2]	240	240
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR1,950	140
South Africa (Republic of), Series R-214, 6.50% 2041	8,050	419
South Korea (Republic of), Series 2106, 4.25% 2021	KRW262,000	249
South Korea (Republic of), Series 2203, 1.875% 2022	260,000	230
South Korea (Republic of), Series 2209, 2.00% 2022	945,000	838
South Korea (Republic of), Series 2303, 2.375% 2023	220,000	198
South Korea (Republic of), Series 2712, 2.375% 2027	1,205,000	1,066
Spain (Kingdom of) 1.40% 2028	€270	318
Spain (Kingdom of) 2.90% 2046	130	166
Spain (Kingdom of) 2.70% 2048	600	729
Sweden (Kingdom of) 1.125% 2019[2]	$200	196
Thailand (Kingdom of) 1.875% 2022	THB14,100	424
Thailand (Kingdom of) 3.85% 2025	7,300	241
Thailand (Kingdom of) 2.125% 2026	28,300	825
United Kingdom 3.75% 2020	£75	106
United Kingdom 1.75% 2022	280	382
United Kingdom 2.75% 2024	400	580
United Kingdom 4.25% 2027	50	83
United Kingdom 4.25% 2040	50	97
United Kingdom 3.25% 2044	250	430
United Kingdom 3.50% 2045	150	271
United Kingdom 1.50% 2047	320	399
United Mexican States 4.15% 2027	$200	197
United Mexican States 3.75% 2028	200	189
United Mexican States 4.00% 2040[3]	MXN1,485	78
United Mexican States 4.60% 2046	$200	184
United Mexican States, Series M, 8.00% 2020	MXN2,000	101
American Funds Insurance Series — Global Balanced Fund — Page 88 of 171

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
United Mexican States, Series M, 6.50% 2021	MXN9,000	$439
United Mexican States, Series M, 6.50% 2022	8,500	411
United Mexican States, Series M20, 10.00% 2024	9,300	526
United Mexican States, Series M, 5.75% 2026	30,000	1,350
United Mexican States, Series M30, 10.00% 2036	2,500	155
United Mexican States, Series M, 7.75% 2042	1,620	82
Uruguay (Oriental Republic of) 9.875% 2022	UYU3,334	106
Uruguay (Oriental Republic of) 8.50% 2028	9,188	253
Uruguay (Oriental Republic of) 8.50% 2028	6,000	165
		59,160
U.S. Treasury bonds & notes 10.47% U.S. Treasury 8.20%
U.S. Treasury 1.375% 2018	$150	150
U.S. Treasury 1.50% 2018	100	100
U.S. Treasury 1.00% 2019	1,000	980
U.S. Treasury 1.25% 2019	50	50
U.S. Treasury 1.625% 2019	1,075	1,067
U.S. Treasury 1.625% 2019	300	298
U.S. Treasury 1.75% 2019	600	595
U.S. Treasury 3.125% 2019	225	227
U.S. Treasury 1.375% 2020	900	881
U.S. Treasury 1.50% 2020	350	342
U.S. Treasury 1.75% 2020	1,600	1,567
U.S. Treasury 2.125% 2020	200	198
U.S. Treasury 2.50% 2020	420	420
U.S. Treasury 1.125% 2021	1,025	979
U.S. Treasury 1.375% 2021	550	531
U.S. Treasury 2.00% 2021	108	106
U.S. Treasury 1.625% 2022	2,850	2,729
U.S. Treasury 1.875% 2022	700	681
U.S. Treasury 1.875% 2022	600	581
U.S. Treasury 2.00% 2022	500	485
U.S. Treasury 2.00% 2022	455	442
U.S. Treasury 2.00% 2022	75	73
U.S. Treasury 1.375% 2023	300	281
U.S. Treasury 1.75% 2023	100	95
U.S. Treasury 2.375% 2023	2,000	1,970
U.S. Treasury 2.625% 2023	800	797
U.S. Treasury 2.75% 2023	650	650
U.S. Treasury 2.75% 2023	420	420
U.S. Treasury 2.00% 2024	750	718
U.S. Treasury 2.125% 2024	2,025	1,948
U.S. Treasury 2.125% 2024	500	480
U.S. Treasury 2.25% 2024	200	193
U.S. Treasury 2.125% 2025	200	191
U.S. Treasury 2.75% 2025	800	796
U.S. Treasury 1.625% 2026	535	491
U.S. Treasury 1.625% 2026	440	402
U.S. Treasury 2.25% 2027	2,800	2,663
U.S. Treasury 2.25% 2027	700	668
U.S. Treasury 2.25% 2027	500	475
U.S. Treasury 2.375% 2027	1,500	1,443
U.S. Treasury 2.875% 2028	2,170	2,173
U.S. Treasury 3.00% 2044	355	356
American Funds Insurance Series — Global Balanced Fund — Page 89 of 171

unaudited
Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.50% 2045	$315	$287
U.S. Treasury 3.00% 2045	100	100
U.S. Treasury 2.875% 2046	500	489
U.S. Treasury 3.125% 2048	200	205
		31,773
U.S. Treasury inflation-protected securities 2.27%
U.S. Treasury Inflation-Protected Security 0.125% 2022[3]	217	213
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	791	769
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	1,798	1,797
U.S. Treasury Inflation-Protected Security 0.25% 2025[3]	857	833
U.S. Treasury Inflation-Protected Security 0.375% 2025[3]	238	234
U.S. Treasury Inflation-Protected Security 2.375% 2025[3]	67	74
U.S. Treasury Inflation-Protected Security 0.625% 2026[3]	843	839
U.S. Treasury Inflation-Protected Security 0.375% 2027[3]	1,711	1,663
U.S. Treasury Inflation-Protected Security 0.375% 2027[3]	220	214
U.S. Treasury Inflation-Protected Security 0.50% 2028[3]	1,913	1,590
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	511	570
		8,796
Total U.S. Treasury bonds & notes		40,569
Corporate bonds & notes 5.87% Financials 1.55%
ACE INA Holdings Inc. 2.875% 2022	20	20
ACE INA Holdings Inc. 3.35% 2026	20	19
ACE INA Holdings Inc. 4.35% 2045	20	21
Allianz SE 4.75% (undated) (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[4]	€100	130
Aviva PLC, junior subordinated 6.875% 2058[4]	£75	120
AXA SA, junior subordinated 5.453% (undated)[4]	100	139
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024 (5 year EURO Mid Swap + 2.55% on 4/11/2019)[4]	€100	119
Banco del Estado de Chile 2.668% 2021[2]	$500	488
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[2,4]	200	193
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[4]	100	99
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[4]	394	371
Barclays Bank PLC 10.00% 2021	£100	158
Berkshire Hathaway Inc. 3.00% 2022	$75	75
CaixaBank, SA 5.00% 2023 (5 year EURO Mid Swap + 3.95% on 11/14/2018)[4]	€100	119
Goldman Sachs Group, Inc. 5.75% 2022	$70	75
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[4]	130	125
Goldman Sachs Group, Inc. 3.20% 2023	150	146
Goldman Sachs Group, Inc. 3.50% 2025	210	203
Goldman Sachs Group, Inc. 3.75% 2026	25	24
Goldman Sachs Group, Inc. 4.75% 2045	70	69
Groupe BPCE SA 5.70% 2023[2]	200	209
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[4]	200	193
HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[4]	€100	119
HSBC Holdings PLC 3.90% 2026	$200	196
Intesa Sanpaolo SpA 6.625% 2023	€125	171
JPMorgan Chase & Co. 2.55% 2021	$76	75
JPMorgan Chase & Co. 3.25% 2022	28	28
JPMorgan Chase & Co. 2.70% 2023	150	144
American Funds Insurance Series — Global Balanced Fund — Page 90 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated) (3-month USD-LIBOR + 3.78% on 2/1/2024)[4]	$135	$147
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.702% 2021[5]	300	300
Lloyds Banking Group PLC 6.50% 2020	€210	271
Morgan Stanley 3.125% 2026	$110	102
Morgan Stanley 3.875% 2026	75	74
NN Group NV, 4.50% (undated) (3-month EUR-LIBOR + 4.00% on 1/15/2026)[4]	€100	121
PNC Financial Services Group, Inc. 2.854% 2022[4]	$100	97
Rabobank Nederland 3.875% 2023	€100	133
Skandinaviska Enskilda Banken AB 2.80% 2022	$250	244
UniCredit SPA 4.625% 2027[2]	200	186
US Bancorp 2.85% 2023	300	294
VEB Finance Ltd. 6.902% 2020[2]	100	104
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[4]	100	96
		6,017
Utilities 0.94%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[2]	200	196
American Electric Power Co., Inc. 2.15% 2020	215	210
CMS Energy Corp. 3.60% 2025	150	147
Duke Energy Carolinas, Inc. 3.05% 2023	280	277
Duke Energy Carolinas, Inc. 3.70% 2047	50	47
Duke Energy Corp. 3.75% 2024	110	110
Duke Energy Corp. 2.65% 2026	225	203
Enel Finance International SA 2.75% 2023[2]	200	186
Enel Finance International SA 3.625% 2027[2]	200	183
Enel Finance International SA 3.50% 2028[2]	400	360
Enersis Américas SA 4.00% 2026	110	105
Exelon Corp. 3.497% 2022[4]	25	25
Exelon Corp. 3.40% 2026	150	143
FirstEnergy Corp. 3.90% 2027	250	243
FirstEnergy Corp. 3.50% 2028[2]	65	62
FirstEnergy Corp. 4.85% 2047	60	61
Niagara Mohawk Power Corp. 3.508% 2024[2]	85	85
NiSource Finance Corp. 2.65% 2022	50	48
Pacific Gas and Electric Co. 3.85% 2023	70	69
Pacific Gas and Electric Co. 2.95% 2026	25	22
Pacific Gas and Electric Co. 3.30% 2027	275	247
Pacific Gas and Electric Co. 6.35% 2038	21	23
Pacific Gas and Electric Co. 4.25% 2046	49	44
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	100	100
State Grid Overseas Investment Ltd. 3.50% 2027[2]	450	430
		3,626
Health care 0.77%
Abbott Laboratories 3.75% 2026	90	89
AbbVie Inc. 2.50% 2020	180	178
AbbVie Inc. 2.90% 2022	60	58
AbbVie Inc. 3.60% 2025	50	48
AbbVie Inc. 3.20% 2026	173	162
AbbVie Inc. 4.50% 2035	15	15
Aetna Inc. 2.75% 2022	50	48
Aetna Inc. 2.80% 2023	10	10
Allergan PLC 3.00% 2020	30	30
American Funds Insurance Series — Global Balanced Fund — Page 91 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Allergan PLC 3.80% 2025	$275	$267
Allergan PLC 4.55% 2035	20	19
Allergan PLC 4.75% 2045	3	3
Amgen Inc. 1.85% 2021	20	19
AstraZeneca PLC 2.375% 2022	110	106
Baxalta Inc. 4.00% 2025	80	78
Becton, Dickinson and Co. 2.894% 2022	55	53
Becton, Dickinson and Co. 3.734% 2024	35	34
Becton, Dickinson and Co. 3.70% 2027	65	62
CVS Health Corp. 3.70% 2023	165	163
CVS Health Corp. 4.30% 2028	175	173
CVS Health Corp. 4.78% 2038	95	94
CVS Health Corp. 5.05% 2048	280	284
EMD Finance LLC 2.40% 2020[2]	200	197
EMD Finance LLC 3.25% 2025[2]	150	144
Humana Inc. 3.15% 2022	100	97
Medtronic, Inc. 3.50% 2025	100	99
Roche Holdings, Inc. 3.35% 2024[2]	200	199
Shire PLC 2.40% 2021	153	147
Shire PLC 2.875% 2023	69	65
Shire PLC 3.20% 2026	25	23
		2,964
Consumer discretionary 0.61%
Amazon.com, Inc. 2.80% 2024	170	162
Amazon.com, Inc. 3.15% 2027	95	91
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	45	42
DaimlerChrysler North America Holding Corp. 2.00% 2021[2]	200	191
Hyundai Capital America 2.55% 2020[2]	135	133
Hyundai Capital America 3.25% 2022[2]	65	63
Hyundai Capital Services Inc. 3.75% 2023[2]	250	246
McDonald’s Corp. 3.50% 2020	50	50
McDonald’s Corp. 3.80% 2028	110	110
Myriad International Holdings 6.00% 2020	250	262
Myriad International Holdings 5.50% 2025	250	258
NBCUniversal Media, LLC 4.375% 2021	50	51
Nissan Motor Co., Ltd. 2.15% 2020[2]	120	117
Nissan Motor Co., Ltd. 2.60% 2022[2]	115	111
President & Fellows of Harvard College 3.619% 2037	150	150
Thomson Reuters Corp. 4.30% 2023	75	77
Time Warner Inc. 4.75% 2021	150	155
Toyota Motor Credit Corp. 2.25% 2023	85	80
		2,349
Consumer staples 0.52%
Altria Group, Inc. 2.625% 2020	100	99
Altria Group, Inc. 4.75% 2021	150	156
Altria Group, Inc. 4.25% 2042	150	140
Anheuser-Busch InBev NV 3.30% 2023	35	35
Anheuser-Busch InBev NV 3.50% 2024	340	339
Anheuser-Busch InBev NV 4.00% 2028	100	100
British American Tobacco PLC 3.557% 2027[2]	105	98
British American Tobacco PLC 4.39% 2037[2]	80	75
Kraft Heinz Co. 3.50% 2022	100	99
American Funds Insurance Series — Global Balanced Fund — Page 92 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Kroger Co. 3.50% 2026	$140	$133
Maple Escrow 4.597% 2028[2]	175	176
Maple Escrow 5.085% 2048[2]	100	101
Pernod Ricard SA 4.45% 2022[2]	150	154
Philip Morris International Inc. 2.00% 2020	55	54
Philip Morris International Inc. 2.90% 2021	100	98
Philip Morris International Inc. 2.625% 2022	15	15
Philip Morris International Inc. 4.25% 2044	25	24
Reynolds American Inc. 4.00% 2022	15	15
Reynolds American Inc. 4.45% 2025	105	106
		2,017
Energy 0.52%
Cenovus Energy Inc. 4.25% 2027	65	63
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	67
Enbridge Inc. 4.25% 2026	70	69
Enbridge Inc. 3.70% 2027	132	125
Energy Transfer Partners, LP 4.00% 2027	67	63
Energy Transfer Partners, LP 4.20% 2027	15	14
Energy Transfer Partners, LP 6.00% 2048	20	20
Halliburton Co. 3.80% 2025	35	35
Kinder Morgan Energy Partners, LP 3.50% 2021	30	30
Kinder Morgan Energy Partners, LP 5.50% 2044	200	199
Kinder Morgan, Inc. 4.30% 2028	150	146
Petróleos Mexicanos 6.50% 2027	130	133
Petróleos Mexicanos 6.35% 2048[2]	357	325
Phillips 66 Partners LP 4.68% 2045	5	5
Schlumberger BV 4.00% 2025[2]	80	80
Statoil ASA 3.15% 2022	160	160
Statoil ASA 3.70% 2024	50	50
Total Capital International 2.875% 2022	150	149
Williams Partners LP 4.50% 2023	100	102
Williams Partners LP 4.30% 2024	100	100
Williams Partners LP 4.00% 2025	75	73
		2,008
Information technology 0.29%
Apple Inc. 2.50% 2022	75	74
Apple Inc. 3.35% 2027	65	63
Broadcom Ltd. 3.875% 2027	190	180
Microsoft Corp. 2.40% 2026	297	275
Microsoft Corp. 3.30% 2027	355	351
Oracle Corp. 2.65% 2026	216	199
		1,142
Telecommunication services 0.26%
AT&T Inc. 4.10% 2028[2]	55	53
Deutsche Telekom International Finance BV 1.95% 2021[2]	150	143
Deutsche Telekom International Finance BV 9.25% 2032	45	65
France Télécom 9.00% 2031[4]	65	89
France Télécom 5.375% 2050	£50	90
Orange SA 2.75% 2019	$140	140
Verizon Communications Inc. 4.329% 2028[2]	120	119
American Funds Insurance Series — Global Balanced Fund — Page 93 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 4.50% 2033	$90	$88
Verizon Communications Inc. 4.272% 2036	248	229
		1,016
Real estate 0.22%
American Campus Communities, Inc. 3.35% 2020	15	15
American Campus Communities, Inc. 3.75% 2023	100	99
American Campus Communities, Inc. 4.125% 2024	90	90
Corporate Office Properties LP 3.60% 2023	65	63
Essex Portfolio LP 3.50% 2025	120	116
Essex Portfolio LP 3.375% 2026	40	38
Scentre Group 3.75% 2027[2]	20	19
WEA Finance LLC 2.70% 2019[2]	200	199
WEA Finance LLC 3.75% 2024[2]	200	198
		837
Industrials 0.15%
General Electric Capital Corp. 3.15% 2022	50	49
Lima Metro Line Finance Ltd. 5.875% 2034[2,6]	200	205
Red de Carreteras de Occidente 9.00% 2028[6]	MXN2,000	97
Union Pacific Corp. 2.95% 2023	$100	98
Union Pacific Corp. 4.50% 2048	20	20
United Technologies Corp. 3.10% 2022	106	105
		574
Materials 0.04%
Monsanto Co. 4.40% 2044	100	93
Vale SA 6.25% 2026	75	81
		174
Total corporate bonds & notes		22,724
Mortgage-backed obligations 1.71%
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[2,6]	50	50
Fannie Mae 3.50% 2048[6,7]	450	448
Fannie Mae 4.00% 2048[6,7]	1,219	1,242
Fannie Mae 4.00% 2048[6,7]	518	528
Fannie Mae 4.00% 2048[6,7]	343	348
Fannie Mae 4.50% 2048[6,7]	595	617
Fannie Mae 4.50% 2048[6,7]	547	569
Fannie Mae 4.50% 2048[6,7]	83	87
Freddie Mac 3.50% 2048[6,7]	300	298
Government National Mortgage Assn. 4.00% 2048[6,7]	96	98
Government National Mortgage Assn. 4.00% 2048[6,7]	74	76
Korea Housing Finance Corp. 2.50% 2020[2,6]	250	244
Korea Housing Finance Corp. 2.00% 2021[2,6]	250	238
Nykredit Realkredit AS, Series 01E, 2.00% 2037[6]	DKr3,210	524
Nykredit Realkredit AS, Series 01E, 1.50% 2040[6]	6,700	1,045
Realkredit Danmark AS, Series S22, 1.50% 2040[6]	1,500	234
		6,646
Total bonds, notes & other debt instruments (cost: $132,603,000)		129,099
American Funds Insurance Series — Global Balanced Fund — Page 94 of 171

unaudited
Short-term securities 5.44%	Principal amount (000)	Value (000)
Federal Home Loan Bank 1.87% due 7/20/2018	$3,200	$3,197
Mizuho Bank, Ltd. 1.90% due 7/2/2018[2]	6,500	6,499
Province of Ontario 1.91% due 7/5/2018	1,500	1,500
Sumitomo Mitsui Banking Corp. 2.00% due 7/17/2018–7/23/2018[2]	6,200	6,192
Swedbank AB 1.85% due 7/2/2018	3,600	3,599
Thailand Treasury Bill 1.35% due 12/6/2018	THB3,000	90
Total short-term securities (cost: $21,084,000)		21,077
Total investment securities 100.58% (cost: $342,992,000)		389,679
Other assets less liabilities (0.58)%		(2,258)
Net assets 100.00%		$387,421
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD558	BRL2,100	JPMorgan Chase	7/5/2018	$16
USD317	MXN5,900	JPMorgan Chase	7/9/2018	20
USD229	ZAR2,900	UBS AG	7/9/2018	18
NOK3,054	USD373	Goldman Sachs	7/9/2018	2
JPY57,092	USD523	Goldman Sachs	7/9/2018	(7)
USD331	PLN1,200	JPMorgan Chase	7/10/2018	11
USD471	GBP350	Citibank	7/10/2018	9
USD774	CHF760	JPMorgan Chase	7/10/2018	6
USD135	MXN2,700	Bank of America, N.A.	7/10/2018	(1)
EUR349	USD410	Bank of America, N.A.	7/10/2018	(2)
JPY22,275	USD204	Citibank	7/10/2018	(3)
CHF759	USD773	JPMorgan Chase	7/10/2018	(6)
EUR482	USD569	Citibank	7/10/2018	(6)
PLN1,200	USD333	JPMorgan Chase	7/10/2018	(13)
USD501	THB15,900	Bank of America, N.A.	7/12/2018	21
USD548	INR36,900	JPMorgan Chase	7/12/2018	10
NOK2,700	USD335	Bank of America, N.A.	7/12/2018	(4)
GBP561	USD752	Citibank	7/12/2018	(11)
USD391	BRL1,400	Citibank	7/13/2018	31
USD749	ILS2,675	Bank of America, N.A.	7/16/2018	17
EUR305	USD360	Bank of America, N.A.	7/16/2018	(4)
ILS2,675	USD739	Goldman Sachs	7/16/2018	(7)
JPY100,000	USD908	JPMorgan Chase	7/17/2018	(4)
USD1,013	KRW1,094,100	Bank of America, N.A.	7/19/2018	31
EUR859	USD1,000	Goldman Sachs	7/19/2018	5
USD575	MXN12,000	Bank of America, N.A.	7/19/2018	(28)
USD749	MYR3,000	JPMorgan Chase	7/20/2018	7
USD327	INR22,118	Goldman Sachs	7/20/2018	5
USD192	PLN700	JPMorgan Chase	7/20/2018	5
EUR573	GBP505	Citibank	7/20/2018	2
JPY57,672	EUR450	JPMorgan Chase	7/20/2018	(5)
GBP502	EUR573	JPMorgan Chase	7/20/2018	(6)
American Funds Insurance Series — Global Balanced Fund — Page 95 of 171

unaudited
Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
PLN700	USD194	JPMorgan Chase	7/20/2018	$(7)
USD483	PLN1,800	Bank of America, N.A.	7/23/2018	2
USD113	CAD150	Bank of America, N.A.	7/23/2018	(1)
JPY22,250	USD202	Citibank	7/23/2018	(1)
EUR645	USD750	JPMorgan Chase	7/25/2018	4
USD166	ILS600	JPMorgan Chase	7/25/2018	2
EUR502	USD590	Bank of America, N.A.	7/25/2018	(2)
USD677	CAD900	JPMorgan Chase	7/25/2018	(8)
JPY111,459	USD1,017	Goldman Sachs	7/25/2018	(8)
EUR735	PLN3,200	Goldman Sachs	7/27/2018	5
EUR598	USD696	Goldman Sachs	7/31/2018	5
USD503	THB16,600	JPMorgan Chase	7/31/2018	2
USD717	AUD970	Morgan Stanley	7/31/2018	(1)
JPY50,074	USD455	Bank of New York Mellon	7/31/2018	(1)
USD771	EUR660	JPMorgan Chase	7/31/2018	(2)
USD377	CAD500	Bank of America, N.A.	7/31/2018	(4)
JPY174,520	USD1,584	Bank of New York Mellon	7/31/2018	(4)
USD501	CAD665	Bank of America, N.A.	7/31/2018	(5)
USD373	INR24,900	Citibank	9/24/2018	14
USD371	BRL1,250	Citibank	11/29/2018	54
USD222	BRL750	Citibank	11/29/2018	31
				$184
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $22,660,000, which represented 5.85% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Step bond; coupon rate may change at a later date.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.

Key to abbreviations and symbols
ADR = American Depositary Receipts	INR = Indian rupees
AUD/A$ = Australian dollars	JPY/¥ = Japanese yen
BRL = Brazilian reais	KRW = South Korean won
CAD/C$ = Canadian dollars	LIBOR = London Interbank Offered Rate
CDI = CREST Depository Interest	MXN = Mexican pesos
CHF = Swiss francs	MYR = Malaysian ringgits
CLP = Chilean pesos	NOK/NKr = Norwegian kroner
DKr = Danish kroner	PEN = Peruvian nuevos soles
EUR/€ = Euros	PLN = Polish zloty
EURIBOR = Euro Interbank Offered Rate	TBA = To-be-announced
GBP/£ = British pounds	THB = Thai baht
ILS = Israeli shekels	USD/$ = U.S. dollars
ZAR = South African rand
American Funds Insurance Series — Global Balanced Fund — Page 96 of 171

Bond Fund
Investment portfolio
June 30, 2018
unaudited
Bonds, notes & other debt instruments 96.18% Corporate bonds & notes 35.64% Financials 10.04%	Principal amount (000)	Value (000)
ABN AMRO Bank NV 2.65% 2021[1]	$3,000	$2,952
ACE INA Holdings Inc. 2.30% 2020	2,105	2,058
ACE INA Holdings Inc. 2.875% 2022	3,725	3,661
ACE INA Holdings Inc. 3.35% 2026	2,625	2,548
ACE INA Holdings Inc. 4.35% 2045	2,320	2,378
Allstate Corp. 4.20% 2046	205	203
Ally Financial Inc. 4.25% 2021	34,100	34,185
Ally Financial Inc. 5.125% 2024	2,800	2,856
Ally Financial Inc. 8.00% 2031	14,495	17,249
Ally Financial Inc. 8.00% 2031	10,220	12,213
American Express Co. 2.20% 2020	15,000	14,657
American Express Co. 3.00% 2024	916	875
American International Group, Inc. 4.20% 2028	12,835	12,559
American International Group, Inc. 4.75% 2048	13,525	13,077
Assicurazioni Generali SPA 7.75% 2042 (3-month EUR-EURIBOR + 7.113% on 12/12/2022)[2]	€3,100	4,237
Assicurazioni Generali SPA 10.125% 2042 (3-month EUR-EURIBOR + 9.181% on 7/10/2022)[2]	3,800	5,551
AXA Equitable Holdings, Inc. 3.90% 2023[1]	$2,715	2,696
AXA Equitable Holdings, Inc. 4.35% 2028[1]	250	239
AXA SA 5.00% 2048[1]	8,740	8,076
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)[2]	45,485	43,993
Bank of America Corp. 3.124% 2023 (3-month USD-LIBOR + 1.16% on 1/20/2022)[2]	42,500	41,793
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[2]	876	867
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[2]	11,506	10,844
Bank of America Corp. 3.97% 2029 (3-month USD-LIBOR + 1.07% on 3/5/2028)[2]	18,891	18,608
Barclays Bank PLC 4.972% 2029 (3-month USD-LIBOR + 1.902% on 5/16/2028)[2]	2,800	2,778
BB&T Corp. 2.45% 2020	5,200	5,150
BB&T Corp. 3.70% 2025	1,325	1,319
BNP Paribas 3.50% 2023[1]	18,775	18,314
BNP Paribas 3.375% 2025[1]	1,500	1,419
Capital One Financial Corp. 1.85% 2019	1,500	1,479
Capital One Financial Corp. 2.40% 2020	11,650	11,369
Capital One Financial Corp. 2.50% 2020	45,100	44,479
Capital One Financial Corp. 3.45% 2021	5,000	4,991
Capital One Financial Corp. 4.25% 2025	9,000	8,980
Citigroup Inc. 2.90% 2021	8,500	8,333
Citigroup Inc. 2.75% 2022	24,000	23,245
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)[2]	29,518	28,482
Citigroup Inc. 4.044% 2024 (3-month USD-LIBOR + 1.023% on 6/1/2023)[2]	3,765	3,789
Citigroup Inc. 4.075% 2029 (3-month USD-LIBOR + 1.192% on 4/23/2028)[2]	1,267	1,245
CME Group Inc. 4.15% 2048	1,300	1,317
Cooperatieve Rabobank U.A. 2.75% 2023	500	482
Crédit Agricole SA 3.75% 2023[1]	3,640	3,569
Credit Suisse Group AG 3.574% 2023[1]	14,000	13,723
Credit Suisse Group AG 3.80% 2023	13,925	13,760
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[1,2]	1,800	1,803
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Danske Bank AS 2.80% 2021[1]	$750	$737
Danske Bank AS 3.875% 2023[1]	2,000	1,986
Deutsche Bank AG 2.50% 2019	2,900	2,880
Deutsche Bank AG 2.85% 2019	8,700	8,625
Deutsche Bank AG 3.15% 2021	27,675	26,789
Deutsche Bank AG 3.95% 2023	10,000	9,609
Discover Financial Services 10.25% 2019	2,700	2,869
Discover Financial Services 3.35% 2023	18,350	17,895
Discover Financial Services 4.10% 2027	12,500	12,007
DNB ASA 2.375% 2021[1]	250	242
Ford Motor Credit Co. 2.375% 2019	18,650	18,581
Ford Motor Credit Co. 3.81% 2024	6,050	5,878
General Motors Financial Co. 4.20% 2021	1,500	1,522
Goldman Sachs Group, Inc. 5.75% 2022	5,000	5,351
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[2]	48,156	46,413
Goldman Sachs Group, Inc. 3.75% 2025	638	623
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[2]	10,000	9,511
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)[2]	5,642	5,567
Goldman Sachs Group, Inc. 5.30% (undated) (3-month USD-LIBOR + 3.834% on 11/10/2026)[2]	1,850	1,813
Groupe BPCE SA 2.75% 2021	9,500	9,233
Groupe BPCE SA 5.70% 2023[1]	31,666	33,153
Groupe BPCE SA 5.15% 2024[1]	5,211	5,288
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[2]	450	434
HSBC Holdings PLC 3.326% 2024[3]	750	748
HSBC Holdings PLC 3.95% 2024 (3-month USD-LIBOR + 0.987% on 5/18/2023)[2]	625	624
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[2]	13,500	13,646
Intercontinentalexchange, Inc. 2.50% 2018	1,295	1,295
Intesa Sanpaolo SpA 3.875% 2019	1,485	1,485
Intesa Sanpaolo SpA 3.375% 2023[1]	9,100	8,371
Intesa Sanpaolo SpA 5.017% 2024[1]	79,790	72,486
Intesa Sanpaolo SpA 5.71% 2026[1]	19,140	17,522
Intesa Sanpaolo SpA 3.875% 2027[1]	4,870	4,208
Intesa Sanpaolo SpA 4.375% 2048[1]	425	332
Jefferies Financial Group Inc. 5.50% 2023	520	538
JPMorgan Chase & Co. 2.70% 2023	17,325	16,638
JPMorgan Chase & Co. 2.776% 2023 (3-month USD-LIBOR + 0.935% on 4/25/2022)[2]	12,000	11,646
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[2]	11,500	11,396
JPMorgan Chase & Co. 3.30% 2026	1,000	957
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[2]	10,745	10,202
JPMorgan Chase & Co. 4.005% 2029 (3-month USD-LIBOR + 1.12% on 4/23/2028)[2]	5,076	5,016
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[2]	11,950	11,390
Lloyds Banking Group PLC 4.45% 2025	800	805
Lloyds Banking Group PLC 4.375% 2028	9,350	9,251
MetLife Capital Trust IV 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]	1,505	1,874
Metlife, Inc. 3.60% 2025	3,590	3,542
Metropolitan Life Global Funding I 1.75% 2018[1]	1,455	1,450
Metropolitan Life Global Funding I 2.30% 2019[1]	675	673
Metropolitan Life Global Funding I 2.00% 2020[1]	7,785	7,625
Mitsubishi UFJ Financial Group, Inc. 3.455% 2023	580	575
Morgan Stanley 2.50% 2021	44,400	43,379
Morgan Stanley 2.625% 2021	7,200	6,993
Morgan Stanley 3.125% 2023	35,350	34,514
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[2]	500	497
Morgan Stanley 3.125% 2026	7,270	6,767
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Morgan Stanley 3.875% 2026	$8,772	$8,640
Morgan Stanley 3.772% 2029 (3-month USD-LIBOR + 1.14% on 1/24/2028)[2]	922	890
New York Life Global Funding 2.10% 2019[1]	1,000	997
New York Life Global Funding 1.95% 2020[1]	145	142
New York Life Global Funding 1.70% 2021[1]	1,250	1,190
New York Life Global Funding 2.30% 2022[1]	500	481
Nordea Bank AB 2.50% 2020[1]	7,425	7,304
PNC Bank 2.55% 2021	1,000	976
PNC Financial Services Group, Inc. 2.854% 2022[2]	6,050	5,890
PNC Funding Corp. 3.30% 2022	9,000	8,949
Prudential Financial, Inc. 3.878% 2028	500	495
Prudential Financial, Inc. 4.418% 2048	250	247
Standard Chartered PLC 3.885% 2024 (3-month USD-LIBOR + 1.08% on 3/15/2023)[1,2]	1,500	1,474
Sumitomo Mitsui Banking Corp. 2.784% 2022	1,600	1,549
Sumitomo Mitsui Banking Corp. 3.102% 2023	580	567
Svenska Handelsbanken AB 1.875% 2021	250	239
Synchrony Bank 3.65% 2021	6,775	6,783
Travelers Companies, Inc. 3.75% 2046	200	184
Travelers Companies, Inc. 4.00% 2047	405	390
Travelers Companies, Inc. 4.05% 2048	155	151
UniCredit SPA 4.625% 2027[1]	425	396
UniCredit SPA 5.861% 2032[1,2]	1,000	893
Unum Group 3.00% 2021	520	512
US Bancorp 2.00% 2020	1,000	986
US Bancorp 3.15% 2027	1,300	1,244
Wells Fargo & Co. 2.10% 2021	17,500	16,824
Wells Fargo & Co. 2.625% 2022	1,000	964
Wells Fargo & Co. 3.55% 2025	1,300	1,261
Wells Fargo & Co. 3.00% 2026	3,320	3,068
Wells Fargo & Co. 3.00% 2026	820	763
		1,066,301
Health care 6.27%
Abbott Laboratories 2.90% 2021	26,905	26,508
Abbott Laboratories 3.40% 2023	1,817	1,794
Abbott Laboratories 3.75% 2026	5,163	5,082
Abbott Laboratories 4.75% 2036	4,765	5,039
AbbVie Inc. 2.50% 2020	17,215	17,009
AbbVie Inc. 2.90% 2022	6,565	6,375
AbbVie Inc. 3.20% 2022	11,970	11,781
AbbVie Inc. 2.85% 2023	4,800	4,627
AbbVie Inc. 3.20% 2026	500	467
AbbVie Inc. 4.45% 2046	1,985	1,904
Allergan Funding SCS 4.85% 2044	2,425	2,345
Allergan PLC 3.00% 2020	8,275	8,237
Allergan PLC 3.45% 2022	11,060	10,889
Allergan PLC 3.80% 2025	12,497	12,149
Allergan PLC 4.55% 2035	4,284	4,074
Allergan PLC 4.75% 2045	9,985	9,640
Allergan, Inc. 5.00% 2021[1]	2,194	2,272
Anthem, Inc. 3.65% 2027	1,500	1,423
Anthem, Inc. 4.101% 2028	9,000	8,837
AstraZeneca PLC 2.375% 2022	370	356
Baxalta Inc. 4.00% 2025	985	966
American Funds Insurance Series — Bond Fund — Page 99 of 171

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Baxalta Inc. 5.25% 2045	$550	$568
Bayer US Finance II LLC 3.875% 2023[1]	10,630	10,639
Bayer US Finance II LLC 4.25% 2025[1]	2,518	2,537
Bayer US Finance II LLC 4.375% 2028[1]	12,700	12,745
Bayer US Finance II LLC 4.875% 2048[1]	11,730	11,888
Becton, Dickinson and Co. 2.675% 2019	2,287	2,271
Becton, Dickinson and Co. 2.894% 2022	1,040	1,007
Becton, Dickinson and Co. 3.734% 2024	903	883
Becton, Dickinson and Co. 3.70% 2027	1,240	1,175
Becton, Dickinson and Co. 4.669% 2047	3,695	3,582
Boston Scientific Corp. 2.85% 2020	470	467
Boston Scientific Corp. 6.00% 2020	3,675	3,830
Boston Scientific Corp. 3.375% 2022	700	691
Boston Scientific Corp. 3.85% 2025	500	496
Cardinal Health, Inc. 4.368% 2047	375	331
Centene Corp. 5.625% 2021	1,780	1,822
Centene Corp. 4.75% 2022	200	202
Centene Corp. 6.125% 2024	375	396
Centene Corp. 4.75% 2025	325	324
Centene Corp. 5.375% 2026[1]	17,280	17,550
CVS Health Corp. 1.90% 2018	4,550	4,549
CVS Health Corp. 2.125% 2021	11,310	10,879
CVS Health Corp. 3.70% 2023	3,153	3,124
CVS Health Corp. 4.10% 2025	6,249	6,224
CVS Health Corp. 4.30% 2028	49,308	48,714
CVS Health Corp. 4.78% 2038	3,281	3,253
CVS Health Corp. 5.05% 2048	12,845	13,023
EMD Finance LLC 2.40% 2020[1]	15,295	15,088
EMD Finance LLC 2.95% 2022[1]	2,200	2,152
GlaxoSmithKline PLC 3.375% 2023	17,500	17,513
GlaxoSmithKline PLC 3.875% 2028	1,027	1,036
HCA Inc. 6.50% 2020	1,550	1,618
Laboratory Corporation of America Holdings 3.60% 2027	500	476
Laboratory Corporation of America Holdings 4.70% 2045	4,360	4,278
Medtronic, Inc. 4.625% 2045	5,015	5,324
Mylan Laboratories Inc. 2.50% 2019	1,925	1,917
Pfizer Inc. 7.20% 2039	100	139
Roche Holdings, Inc. 2.375% 2027[1]	500	456
Shire PLC 1.90% 2019	25,600	25,216
Shire PLC 2.40% 2021	30,279	29,008
Shire PLC 2.875% 2023	13,948	13,131
Shire PLC 3.20% 2026	20,770	19,060
Tenet Healthcare Corp. 6.00% 2020	1,340	1,382
Teva Pharmaceutical Finance Company BV 2.20% 2021	21,014	19,504
Teva Pharmaceutical Finance Company BV 2.80% 2023	84,169	72,759
Teva Pharmaceutical Finance Company BV 6.00% 2024	1,697	1,697
Teva Pharmaceutical Finance Company BV 3.15% 2026	51,528	41,472
Teva Pharmaceutical Finance Company BV 6.75% 2028	7,325	7,476
Teva Pharmaceutical Finance Company BV 4.10% 2046	57,966	41,550
UnitedHealth Group Inc. 1.90% 2018	6,820	6,819
UnitedHealth Group Inc. 3.35% 2022	4,585	4,593
UnitedHealth Group Inc. 3.75% 2025	5,610	5,614
UnitedHealth Group Inc. 3.375% 2027	500	485
Valeant Pharmaceuticals International, Inc. 5.50% 2025[1]	4,350	4,303
American Funds Insurance Series — Bond Fund — Page 100 of 171

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
WellPoint, Inc. 2.30% 2018	$7,440	$7,439
WellPoint, Inc. 2.25% 2019	1,250	1,240
Zimmer Holdings, Inc. 3.15% 2022	9,145	8,983
		666,672
Energy 5.16%
Anadarko Petroleum Corp. 4.85% 2021	4,705	4,845
Anadarko Petroleum Corp. 5.55% 2026	10,320	11,074
Anadarko Petroleum Corp. 6.60% 2046	7,691	9,269
Andeavor Logistics LP 4.25% 2027	550	530
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.501% 2023[3,4,5]	92	92
Baker Hughes, a GE Co. 3.337% 2027	1,000	931
Baker Hughes, a GE Co. 4.08% 2047	335	300
Boardwalk Pipeline Partners, LP 3.375% 2023	2,000	1,927
Canadian Natural Resources Ltd. 2.95% 2023	190	183
Canadian Natural Resources Ltd. 3.80% 2024	180	179
Canadian Natural Resources Ltd. 3.85% 2027	5,695	5,564
Canadian Natural Resources Ltd. 4.95% 2047	125	129
Cenovus Energy Inc. 3.80% 2023	1,120	1,093
Cenovus Energy Inc. 4.25% 2027	18,130	17,488
Cenovus Energy Inc. 5.25% 2037	193	190
Cenovus Energy Inc. 5.40% 2047	17,404	17,087
Cheniere Energy, Inc. 7.00% 2024	14,175	15,504
Chevron Corp. 2.355% 2022	5,000	4,782
Chevron Corp. 2.498% 2022	605	594
Columbia Pipeline Partners LP 5.80% 2045	1,910	2,158
Concho Resources Inc. 4.30% 2028	8,860	8,866
Concho Resources Inc. 4.85% 2048	6,839	6,953
ConocoPhillips 4.95% 2026	4,774	5,152
DCP Midstream Operating LP 4.95% 2022	500	507
Devon Energy Corp. 5.00% 2045	3,000	3,061
Diamond Offshore Drilling, Inc. 4.875% 2043	3,375	2,447
Enbridge Energy Partners, LP 9.875% 2019	10,500	10,954
Enbridge Energy Partners, LP 4.375% 2020	7,700	7,840
Enbridge Energy Partners, LP 5.20% 2020	5,655	5,817
Enbridge Energy Partners, LP 4.20% 2021	6,525	6,607
Enbridge Energy Partners, LP 5.875% 2025	13,960	15,210
Enbridge Energy Partners, LP 7.375% 2045	25,425	32,434
Enbridge Inc. 4.00% 2023	1,600	1,606
Energy Transfer Partners, LP 4.15% 2020	1,000	1,013
Energy Transfer Partners, LP 4.20% 2023	3,360	3,358
Energy Transfer Partners, LP 4.75% 2026	475	471
Energy Transfer Partners, LP 4.20% 2027	112	106
Energy Transfer Partners, LP 4.95% 2028	5,146	5,138
Energy Transfer Partners, LP 6.125% 2045	12,405	12,439
Energy Transfer Partners, LP 5.30% 2047	22,036	20,216
Energy Transfer Partners, LP 5.40% 2047	6,690	6,155
Energy Transfer Partners, LP 6.00% 2048	4,696	4,697
Energy Transfer Partners, LP 6.625% 2049 (3-month USD-LIBOR + 4.155% on 2/15/2028)[2]	500	457
Energy Transfer Partners, LP 6.25% (undated) (3-month USD-LIBOR + 4.028% on 2/15/2023)[2]	8,150	7,564
EnLink Midstream Partners, LP 2.70% 2019	1,850	1,832
EnLink Midstream Partners, LP 4.40% 2024	365	351
EnLink Midstream Partners, LP 5.05% 2045	1,015	828
EnLink Midstream Partners, LP 5.45% 2047	475	400
American Funds Insurance Series — Bond Fund — Page 101 of 171

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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Ensco PLC, 5.20% 2025	$340	$283
Ensco PLC 5.75% 2044	80	57
EQT Corp. 2.50% 2020	5,910	5,777
EQT Corp. 3.00% 2022	2,200	2,121
EQT Corp. 3.90% 2027	455	425
Exxon Mobil Corp. 3.043% 2026	4,825	4,704
Exxon Mobil Corp. 4.114% 2046	498	508
Husky Energy Inc. 7.25% 2019	3,390	3,579
Kinder Morgan Energy Partners, LP 6.85% 2020	7,650	8,058
Kinder Morgan Energy Partners, LP 6.50% 2037	900	974
Kinder Morgan Energy Partners, LP 5.40% 2044	5,270	5,129
Kinder Morgan Energy Partners, LP 5.50% 2044	925	921
Kinder Morgan, Inc. 4.30% 2025	257	256
Kinder Morgan, Inc. 4.30% 2028	500	485
Kinder Morgan, Inc. 5.30% 2034	760	750
Kinder Morgan, Inc. 5.55% 2045	12,055	12,213
Kinder Morgan, Inc. 5.05% 2046	248	235
Kinder Morgan, Inc. 5.20% 2048	16,405	15,907
Marathon Oil Corp. 4.40% 2027	10,400	10,452
MPLX LP 4.125% 2027	105	100
MPLX LP 4.00% 2028	4,865	4,636
MPLX LP 5.20% 2047	110	109
MPLX LP 4.70% 2048	700	652
NGL Energy Partners LP 6.875% 2021	1,000	1,016
Noble Corp. PLC 7.95% 2025[2]	1,995	1,865
Noble Corp. PLC 8.95% 2045[2]	1,760	1,615
Odebrecht Drilling Norbe 6.72% 2022[1,5]	91	82
Odebrecht Drilling Norbe 7.35% 2026 (86.39% PIK)[1,5,6]	33	17
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[1,5,6]	292	78
Odebrecht Drilling Norbe 0% 2049[1,3,5]	1,195	19
Petrobras Global Finance Co. 6.125% 2022	2,464	2,512
Petrobras Global Finance Co. 5.299% 2025[1]	409	378
Petrobras Global Finance Co. 8.75% 2026	19,450	21,094
Petrobras Global Finance Co. 7.375% 2027	390	391
Petrobras Global Finance Co. 5.999% 2028[1]	303	275
Petrobras Global Finance Co. 5.75% 2029	15,615	13,751
Petrobras Global Finance Co. 7.25% 2044	45	42
Petrobras Global Finance Co. 6.85% 2115	335	283
Petróleos Mexicanos 7.47% 2026	MXN295,000	12,849
Petróleos Mexicanos 6.50% 2027	$9,880	10,120
Petróleos Mexicanos 5.35% 2028[1]	11,950	11,341
Petróleos Mexicanos 6.75% 2047	460	438
Petróleos Mexicanos 6.35% 2048[1]	16,420	14,942
Phillips 66 3.90% 2028	7,325	7,160
Phillips 66 Partners LP 3.55% 2026	570	534
Phillips 66 Partners LP 3.75% 2028	160	150
Phillips 66 Partners LP 4.68% 2045	125	118
Phillips 66 Partners LP 4.90% 2046	210	202
Pioneer Natural Resources Co. 3.45% 2021	185	186
Plains All American Pipeline, LP 4.50% 2026	1,250	1,225
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[1,5]	329	319
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5]	300	307
Sabine Pass Liquefaction, LLC 5.625% 2021[2]	1,100	1,151
Sabine Pass Liquefaction, LLC 6.25% 2022	2,800	3,014
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Sabine Pass Liquefaction, LLC 5.625% 2023[2]	$1,000	$1,062
Sabine Pass Liquefaction, LLC 5.75% 2024	9,000	9,621
Sabine Pass Liquefaction, LLC 5.625% 2025	11,500	12,245
Sabine Pass Liquefaction, LLC 5.875% 2026	18,200	19,543
Schlumberger BV 3.00% 2020[1]	600	597
Schlumberger BV 3.625% 2022[1]	222	222
Schlumberger BV 4.00% 2025[1]	9,586	9,566
Southwestern Energy Co. 4.10% 2022	3,625	3,480
Southwestern Energy Co. 6.45% 2025 (6.20% on 7/23/2018)[2]	6,305	6,195
Spectra Energy Partners, LP 2.95% 2018	1,615	1,615
Targa Resources Partners LP 5.125% 2025	175	173
Targa Resources Partners LP 5.375% 2027	175	170
TC PipeLines, LP 4.375% 2025	470	465
Total Capital Canada Ltd. 2.75% 2023	2,140	2,072
TransCanada PipeLines Ltd. 4.25% 2028	13,135	13,197
Transocean Inc. 5.80% 2022[2]	2,195	2,183
Transocean Inc. 9.00% 2023[1]	5,000	5,400
Ultra Petroleum Corp. 6.875% 2022[1]	625	477
Western Gas Partners LP 2.60% 2018	280	280
Western Gas Partners LP 3.95% 2025	665	628
Western Gas Partners LP 4.65% 2026	1,430	1,407
Western Gas Partners LP 5.30% 2048	675	622
Williams Partners LP 5.25% 2020	3,000	3,094
Williams Partners LP 4.50% 2023	500	508
Williams Partners LP 4.30% 2024	595	598
Williams Partners LP 4.00% 2025	500	489
Williams Partners LP 4.90% 2045	250	240
Williams Partners LP 5.10% 2045	245	243
		548,595
Consumer discretionary 3.61%
Amazon.com, Inc. 3.15% 2027	12,500	12,024
Amazon.com, Inc. 4.05% 2047	455	447
Bayerische Motoren Werke AG 1.45% 2019[1]	13,610	13,374
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	6,805	6,807
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	760	769
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	5,000	4,681
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	750	680
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	1,830	1,716
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	7,315	6,661
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	12,770	12,397
Comcast Corp. 3.00% 2024	1,000	957
Comcast Corp. 3.30% 2027	240	226
Comcast Corp. 3.15% 2028	8,170	7,560
Comcast Corp. 4.00% 2047	670	596
Comcast Corp. 4.00% 2048	12,344	10,893
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.50% 2022[3,4,5]	1,219	1,213
DaimlerChrysler North America Holding Corp. (3-month USD-LIBOR + 0.86%) 3.218% 2018[1,3]	7,500	7,506
DaimlerChrysler North America Holding Corp. 1.50% 2019[1]	1,000	986
DaimlerChrysler North America Holding Corp. 3.00% 2021[1]	500	494
DaimlerChrysler North America Holding Corp. 2.85% 2022[1]	500	488
DaimlerChrysler North America Holding Corp. 3.35% 2023[1]	2,000	1,966
DaimlerChrysler North America Holding Corp. 3.25% 2024[1]	755	732
DaimlerChrysler North America Holding Corp. 3.30% 2025[1]	5,500	5,316
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Discovery Communications, Inc. 2.20% 2019	$7,855	$7,771
Discovery Communications, Inc. 2.95% 2023	4,185	4,005
Ford Motor Co. 5.291% 2046	1,810	1,685
Ford Motor Credit Co. 2.262% 2019	9,700	9,654
Ford Motor Credit Co. 2.681% 2020	17,750	17,589
Ford Motor Credit Co. 3.157% 2020	11,410	11,345
Ford Motor Credit Co. 3.336% 2021	300	298
Ford Motor Credit Co. 3.47% 2021	17,500	17,403
Ford Motor Credit Co. 3.219% 2022	7,315	7,158
Ford Motor Credit Co. 4.134% 2025	10,000	9,764
General Motors Co. 4.35% 2025	11,555	11,401
General Motors Co. 5.40% 2048	7,500	7,140
General Motors Financial Co. 2.40% 2019	17,990	17,910
General Motors Financial Co. 3.70% 2020	15,895	15,983
General Motors Financial Co. 3.15% 2022	12,500	12,160
General Motors Financial Co. 3.70% 2023	11,500	11,307
General Motors Financial Co. 3.50% 2024	10,575	10,080
General Motors Financial Co. 3.95% 2024	5,769	5,651
Home Depot, Inc. 4.40% 2021	7,500	7,772
Home Depot, Inc. 3.90% 2047	530	509
Hyundai Capital America 2.00% 2019[1]	365	360
Hyundai Capital America 2.55% 2020[1]	4,700	4,621
Hyundai Capital America 2.60% 2020[1]	325	320
Hyundai Capital America 2.75% 2020[1]	3,821	3,759
Hyundai Capital America 3.75% 2021[1]	10,000	9,995
Hyundai Capital America 3.25% 2022[1]	2,021	1,967
Hyundai Capital Services Inc. 1.625% 2019[1]	1,600	1,569
Lowe’s Companies, Inc. 4.05% 2047	500	474
McDonald’s Corp. 3.35% 2023	110	110
McDonald’s Corp. 3.50% 2027	7,385	7,215
McDonald’s Corp. 4.875% 2045	7,365	7,762
McDonald’s Corp. 4.45% 2047	4,360	4,343
MGM Resorts International 7.75% 2022	2,000	2,185
NBC Universal Enterprise, Inc. 5.25% 2049[1]	5,170	5,235
NBCUniversal Media, LLC 5.15% 2020	10,000	10,336
Newell Rubbermaid Inc. 3.85% 2023	2,380	2,346
Newell Rubbermaid Inc. 4.20% 2026	3,965	3,833
News America Inc. 4.00% 2023	1,100	1,115
NIKE, Inc. 3.875% 2045	7,145	6,895
Nissan Motor Co., Ltd. 2.60% 2022[1]	1,415	1,359
S.A.C.I. Falabella 3.75% 2027[1]	660	612
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	278
Starbucks Corp. 3.75% 2047	3,885	3,388
Thomson Reuters Corp. 4.30% 2023	240	245
Time Warner Inc. 3.80% 2027	4,535	4,296
Toyota Motor Credit Corp. 2.125% 2019	500	497
Toyota Motor Credit Corp. 2.70% 2023	1,000	974
Volkswagen Group of America Finance, LLC 2.45% 2019[1]	520	514
Volkswagen Group of America Finance, LLC 2.40% 2020[1]	3,055	3,006
Volkswagen International Finance NV 4.00% 2020[1]	4,200	4,261
Walt Disney Co. 5.50% 2019	5,000	5,101
		384,045
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities 3.36%	Principal amount (000)	Value (000)
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[1]	$11,500	$11,402
Abu Dhabi National Energy Co. PJSC (TAQA) 4.875% 2030[1]	5,070	5,067
Alliant Energy Finance LLC 3.75% 2023[1]	750	750
Alliant Energy Finance LLC 4.25% 2028[1]	500	501
American Electric Power Co., Inc. 2.95% 2022	831	810
American Electric Power Co., Inc. 3.20% 2027	1,425	1,334
Berkshire Hathaway Energy Co. 2.375% 2021[1]	350	343
Berkshire Hathaway Energy Co. 4.50% 2045	6,095	6,255
Centerpoint Energy, Inc. 2.50% 2022	240	230
Cleveland Electric Illuminating Co. 8.875% 2018	7,475	7,633
CMS Energy Corp. 5.05% 2022	2,669	2,800
Consolidated Edison Co. of New York 4.50% 2058	2,760	2,748
Consolidated Edison Company of New York, Inc. 3.875% 2047	9,600	9,028
Consumers Energy Co. 3.25% 2046	3,765	3,299
Consumers Energy Co. 4.05% 2048	8,570	8,569
Dominion Resources, Inc. 1.875% 2018[1]	5,450	5,430
Dominion Resources, Inc. 1.60% 2019	1,140	1,123
Dominion Resources, Inc. 2.962% 2019[2]	500	499
Dominion Resources, Inc. 2.579% 2020[2]	20,575	20,278
DTE Electric Co 4.05% 2048	355	355
Duke Energy Corp. 3.75% 2024	4,026	4,016
Duke Energy Corp. 2.65% 2026	5,852	5,278
Duke Energy Florida, LLC 3.80% 2028	1,025	1,032
Duke Energy Florida, LLC 3.40% 2046	6,745	5,936
Duke Energy Florida, LLC 4.20% 2048	500	505
EDP Finance BV 3.625% 2024[1]	23,650	22,698
Electricité de France SA 2.15% 2019[1]	145	145
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[2]	1,950	2,038
Emera US Finance LP 2.70% 2021	954	929
Emera US Finance LP 3.55% 2026	495	467
Emera US Finance LP 4.75% 2046	2,495	2,464
Enel Finance International SA 2.75% 2023[1]	800	745
Enel Finance International SA 3.625% 2027[1]	3,369	3,086
Enel Società per Azioni 8.75% 2073[1,2]	1,000	1,116
Entergy Corp. 2.95% 2026	415	380
Eversource Energy 2.75% 2022	527	514
Exelon Corp. 3.40% 2026	1,570	1,493
FirstEnergy Corp. 2.85% 2022	4,281	4,151
FirstEnergy Corp. 3.90% 2027	18,314	17,793
FirstEnergy Corp. 3.50% 2028[1]	3,825	3,633
FirstEnergy Corp. 4.10% 2028[1]	1,230	1,232
FirstEnergy Corp. 7.375% 2031	5,150	6,687
FirstEnergy Corp. 4.85% 2047	12,205	12,518
Great Plains Energy Inc. 4.20% 2047	749	739
Great Plains Energy Inc. 4.20% 2048	2,375	2,342
Iberdrola Finance Ireland 5.00% 2019[1]	1,825	1,863
IPALCO Enterprises, Inc. 3.70% 2024	200	194
MidAmerican Energy Holdings Co. 3.75% 2023	5,890	5,966
Mississippi Power Co. 3.95% 2028	2,000	1,984
Mississippi Power Co. 4.25% 2042	13,447	12,930
National Grid Plc 3.15% 2027[1]	275	260
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	13,750	14,103
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	5,500	5,671
Niagara Mohawk Power Corp. 3.508% 2024[1]	7,875	7,876
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Niagara Mohawk Power Corp. 4.278% 2034[1]	$1,000	$1,035
NiSource Finance Corp. 2.65% 2022	275	266
NV Energy, Inc 6.25% 2020	2,950	3,152
Pacific Gas and Electric Co. 2.45% 2022	7,875	7,309
Pacific Gas and Electric Co. 3.25% 2023	6,215	5,939
Pacific Gas and Electric Co. 3.40% 2024	850	795
Pacific Gas and Electric Co. 3.50% 2025	225	210
Pacific Gas and Electric Co. 2.95% 2026	1,574	1,406
Pacific Gas and Electric Co. 3.30% 2027	1,600	1,439
Pacific Gas and Electric Co. 5.80% 2037	55	58
Pacific Gas and Electric Co. 6.35% 2038	100	108
Pacific Gas and Electric Co. 5.40% 2040	204	208
Pacific Gas and Electric Co. 3.75% 2042	97	80
Pacific Gas and Electric Co. 4.75% 2044	336	320
Pacific Gas and Electric Co. 3.95% 2047	275	236
Pennsylvania Electric Co. 3.25% 2028[1]	1,355	1,265
Progress Energy, Inc. 7.05% 2019	3,180	3,272
Progress Energy, Inc. 7.75% 2031	1,920	2,560
Public Service Co. of Colorado 5.80% 2018	7,860	7,880
Public Service Co. of Colorado 4.10% 2048	1,250	1,259
Public Service Enterprise Group Inc. 2.00% 2021	3,061	2,913
Public Service Enterprise Group Inc. 2.65% 2022	3,075	2,962
Puget Energy, Inc. 6.50% 2020	5,394	5,779
Puget Energy, Inc. 6.00% 2021	8,286	8,867
Puget Energy, Inc. 5.625% 2022	8,104	8,600
Puget Energy, Inc. 3.65% 2025	3,000	2,923
SCANA Corp. 6.25% 2020	1,300	1,339
SCANA Corp. 4.75% 2021	3,000	3,032
SCANA Corp. 4.125% 2022	2,435	2,398
South Carolina Electric & Gas Co. 5.30% 2033	515	549
South Carolina Electric & Gas Co. 5.45% 2041	1,874	2,033
South Carolina Electric & Gas Co. 4.35% 2042	75	71
South Carolina Electric & Gas Co. 4.10% 2046	225	205
Tampa Electric Co. 2.60% 2022	4,550	4,379
Teco Finance, Inc. 5.15% 2020	2,091	2,149
Virginia Electric and Power Co. 4.45% 2044	8,295	8,459
Xcel Energy Inc. 4.70% 2020	12,750	13,028
Xcel Energy Inc. 3.30% 2025	5,850	5,666
Xcel Energy Inc. 4.00% 2028	1,615	1,617
		357,004
Consumer staples 3.10%
Altria Group, Inc. 2.85% 2022	5,000	4,883
Altria Group, Inc. 4.50% 2043	3,000	2,882
Altria Group, Inc. 5.375% 2044	6,600	7,147
Altria Group, Inc. 3.875% 2046	1,587	1,397
Anheuser-Busch InBev NV 2.65% 2021	5,775	5,698
Anheuser-Busch InBev NV 3.50% 2024	1,070	1,066
Anheuser-Busch InBev NV 3.65% 2026	18,635	18,267
Anheuser-Busch InBev NV 4.90% 2046	1,000	1,032
Anheuser-Busch InBev NV 4.60% 2048	5,175	5,095
British American Tobacco International Finance PLC 2.75% 2020[1]	5,550	5,492
British American Tobacco International Finance PLC 3.50% 2022[1]	4,020	3,984
British American Tobacco International Finance PLC 3.95% 2025[1]	5,550	5,430
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
British American Tobacco PLC 2.764% 2022[1]	$465	$446
British American Tobacco PLC 3.222% 2024[1]	2,000	1,896
British American Tobacco PLC 3.557% 2027[1]	12,360	11,517
British American Tobacco PLC 4.39% 2037[1]	2,000	1,881
British American Tobacco PLC 4.54% 2047[1]	2,500	2,342
Church & Dwight Co., Inc. 3.15% 2027	750	697
Constellation Brands, Inc. 2.25% 2020	9,000	8,791
Constellation Brands, Inc. 2.65% 2022	2,285	2,193
Constellation Brands, Inc. 3.20% 2023	540	526
Constellation Brands, Inc. 3.60% 2028	1,280	1,212
Constellation Brands, Inc. 4.10% 2048	5,000	4,463
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 2.893% 2021[3]	11,020	11,041
General Mills, Inc. 3.20% 2021	2,270	2,260
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 7.594% 2023[3,4,5]	8,435	8,526
Imperial Tobacco Finance PLC 3.50% 2023[1]	2,835	2,773
JBS ESAL LLC 6.25% 2023	9,600	9,012
JBS SA 7.25% 2024	15,000	14,584
Kroger Co. 2.00% 2019	4,005	3,986
Kroger Co. 2.60% 2021	9,500	9,307
Maple Escrow 4.057% 2023[1]	15,805	15,881
Maple Escrow 4.417% 2025[1]	6,207	6,246
Maple Escrow 4.597% 2028[1]	17,912	18,006
Maple Escrow 5.085% 2048[1]	12,594	12,736
Molson Coors Brewing Co. 1.90% 2019	5,865	5,824
Molson Coors Brewing Co. 2.25% 2020	5,025	4,947
Molson Coors Brewing Co. 2.10% 2021	2,515	2,413
Molson Coors Brewing Co. 3.00% 2026	5,730	5,212
Molson Coors Brewing Co. 4.20% 2046	4,730	4,260
Mondelez International, Inc. 1.625% 2019[1]	18,600	18,284
Philip Morris International Inc. 2.50% 2022	2,500	2,399
Philip Morris International Inc. 4.25% 2044	10,675	10,130
Reynolds American Inc. 3.25% 2020	4,960	4,952
Reynolds American Inc. 3.25% 2022	2,250	2,208
Reynolds American Inc. 4.00% 2022	4,330	4,361
Reynolds American Inc. 4.85% 2023	6,430	6,689
Reynolds American Inc. 4.45% 2025	15,670	15,771
Reynolds American Inc. 5.70% 2035	1,255	1,350
Reynolds American Inc. 5.85% 2045	9,000	9,870
Wal-Mart Stores, Inc. 2.35% 2022	1,000	966
Wal-Mart Stores, Inc. 4.05% 2048	3,695	3,707
WM. Wrigley Jr. Co 3.375% 2020[1]	13,405	13,446
		329,484
Information technology 1.19%
Analog Devices, Inc. 2.50% 2021	6,535	6,336
Analog Devices, Inc. 3.125% 2023	1,315	1,278
Analog Devices, Inc. 3.50% 2026	6,455	6,165
Apple Inc. 1.55% 2021	12,130	11,631
Apple Inc. 2.90% 2027	13,500	12,707
Apple Inc. 3.00% 2027	750	713
Apple Inc. 3.20% 2027	510	493
Apple Inc. 3.35% 2027	502	491
Apple Inc. 3.00% 2024	170	167
Broadcom Ltd. 3.00% 2022	25,000	24,330
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Broadcom Ltd. 3.625% 2024	$2,950	$2,858
Broadcom Ltd. 3.875% 2027	12,360	11,707
Broadcom Ltd. 3.50% 2028	7,000	6,385
Infor (US), Inc. 5.75% 2020[1]	225	228
Microsoft Corp. 4.25% 2047	10,250	10,891
NXP BV and NXP Funding LLC 4.125% 2021[1]	2,000	2,000
Oracle Corp. 4.125% 2045	2,525	2,439
Oracle Corp. 4.00% 2046	250	236
salesforce.com, inc. 3.70% 2028	1,500	1,490
Tencent Holdings Ltd. 2.985% 2023[1]	10,350	10,066
Tencent Holdings Ltd. 3.595% 2028[1]	7,500	7,101
VMware, Inc. 2.95% 2022	4,500	4,321
Xerox Corp. 3.50% 2020	2,000	1,993
		126,026
Telecommunication services 1.13%
AT&T Inc. 3.40% 2025	24,515	23,090
AT&T Inc. 4.125% 2026	11,800	11,553
Deutsche Telekom International Finance BV 1.95% 2021[1]	16,364	15,611
Deutsche Telekom International Finance BV 2.485% 2023[1]	300	280
Deutsche Telekom International Finance BV 3.60% 2027[1]	795	751
Deutsche Telekom International Finance BV 4.375% 2028[1]	825	820
France Télécom 9.00% 2031[2]	1,580	2,172
Frontier Communications Corp. 11.00% 2025	300	241
Orange SA 2.75% 2019	3,570	3,568
SoftBank Group Corp. 3.36% 2023[1,5]	10,156	10,067
Verizon Communications Inc. 4.125% 2027	4,676	4,618
Verizon Communications Inc. 4.50% 2033	14,325	13,916
Verizon Communications Inc. 4.40% 2034	5,280	4,935
Verizon Communications Inc. 4.125% 2046	313	268
Verizon Communications Inc. 4.862% 2046	1,659	1,590
Vodafone Group PLC 3.75% 2024	1,500	1,488
Vodafone Group PLC 4.375% 2028	23,050	22,796
Vodafone Group PLC 5.25% 2048	2,800	2,804
		120,568
Industrials 0.90%
3M Co. 2.25% 2023	646	620
Airbus Group SE 2.70% 2023[1]	2,220	2,146
ARAMARK Corp. 5.125% 2024	1,200	1,203
BNSF Funding Trust I 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[2]	1,680	1,852
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 4.292% 2021[3,4,5]	714	713
CEVA Group PLC, Term Loan B, (3-month USD-LIBOR + 5.50%) 7.859% 2021[3,4,5]	1,189	1,188
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 7.859% 2021[3,4,5]	149	148
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 7.859% 2021[3,4,5]	291	291
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	170	174
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[5]	—	—
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	62	67
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[5]	692	741
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[5]	360	377
Corporate Risk Holdings LLC 9.50% 2019[1]	1,804	1,887
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,6,7,8]	388	415
CSX Corp. 3.80% 2028	2,040	1,991
CSX Corp. 4.30% 2048	1,500	1,434
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Deck Chassis Acquisition Inc. 10.00% 2023[1]	$3,000	$3,195
Equifax Inc. 3.95% 2023[1]	945	941
General Dynamics Corp. 3.375% 2023	425	426
General Dynamics Corp. 3.75% 2028	1,260	1,273
General Electric Capital Corp. 2.342% 2020	4,788	4,679
General Electric Capital Corp. 3.10% 2023	1,850	1,809
General Electric Capital Corp. 3.373% 2025	4,815	4,630
General Electric Co. 2.70% 2022	5,000	4,840
Harris Corp. 2.70% 2020	1,400	1,388
Harris Corp. 3.832% 2025	945	928
Lockheed Martin Corp. 2.50% 2020	3,155	3,114
Lockheed Martin Corp. 3.10% 2023	1,155	1,141
Lockheed Martin Corp. 3.55% 2026	2,545	2,508
Lockheed Martin Corp. 4.50% 2036	2,155	2,242
Lockheed Martin Corp. 4.70% 2046	5,369	5,705
Northrop Grumman Corp. 3.25% 2028	13,770	12,982
Republic Services, Inc. 5.00% 2020	5,000	5,152
Republic Services, Inc. 3.375% 2027	1,215	1,153
Rockwell Collins, Inc. 2.80% 2022	245	239
Roper Technologies, Inc. 2.80% 2021	175	171
Union Pacific Corp. 3.95% 2028	1,475	1,484
Union Pacific Corp. 4.50% 2048	975	988
United Rentals, Inc. 5.50% 2027	5,000	4,863
United Technologies Corp. 3.125% 2027	15,400	14,329
		95,427
Real estate 0.72%
Alexandria Real Estate Equities, Inc. 2.75% 2020	2,075	2,059
Alexandria Real Estate Equities, Inc. 3.90% 2023	3,690	3,704
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,585	1,525
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	150
American Campus Communities, Inc. 3.35% 2020	2,910	2,904
American Campus Communities, Inc. 3.75% 2023	3,000	2,986
American Campus Communities, Inc. 3.625% 2027	305	286
American Tower Corp. 3.40% 2019	7,525	7,547
Corporate Office Properties LP 5.25% 2024	10	10
Corporate Office Properties LP 5.00% 2025	130	133
DCT Industrial Trust Inc. 4.50% 2023	2,340	2,426
EPR Properties 4.50% 2025	385	381
EPR Properties 4.75% 2026	760	744
Equinix, Inc. 5.375% 2027	1,750	1,750
Essex Portfolio LP 3.25% 2023	335	326
Essex Portfolio LP 3.875% 2024	1,000	994
Hospitality Properties Trust 4.25% 2021	4,750	4,784
Hospitality Properties Trust 5.00% 2022	1,370	1,409
Hospitality Properties Trust 4.50% 2025	855	838
Hospitality Properties Trust 3.95% 2028	1,810	1,656
Howard Hughes Corp. 5.375% 2025[1]	5,700	5,607
Kimco Realty Corp. 6.875% 2019	3,500	3,654
Kimco Realty Corp. 3.40% 2022	1,045	1,030
Omega Healthcare Investors, Inc. 4.375% 2023	900	894
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,007
Public Storage 3.094% 2027	165	155
Scentre Group 2.375% 2019[1]	2,465	2,434
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Scentre Group 2.375% 2021[1]	$175	$169
Scentre Group 3.50% 2025[1]	4,765	4,598
WEA Finance LLC 2.70% 2019[1]	5,675	5,652
WEA Finance LLC 3.25% 2020[1]	14,375	14,350
		76,162
Materials 0.16%
BHP Billiton Finance Ltd. 6.25% 2075 (USD Semi Annual 30/360 (vs. 3M LIBOR) 5Y + 4.971% on 10/19/2020)[1,2]	5,265	5,519
Holcim Ltd. 5.15% 2023[1]	1,760	1,848
Mosaic Co. 4.05% 2027	470	450
Sherwin-Williams Co. 2.75% 2022	250	242
Sherwin-Williams Co. 3.125% 2024	145	139
Sherwin-Williams Co. 3.45% 2027	2,485	2,350
Sherwin-Williams Co. 4.50% 2047	235	225
Vale SA 4.375% 2022	828	840
Vale SA 6.25% 2026	4,538	4,926
		16,539
Total corporate bonds & notes		3,786,823
U.S. Treasury bonds & notes 25.14% U.S. Treasury 21.10%
U.S. Treasury 2.50% 2020	3,352	3,350
U.S. Treasury 8.75% 2020	40,000	45,086
U.S. Treasury 2.625% 2021	3,223	3,223
U.S. Treasury 2.625% 2021	2,433	2,433
U.S. Treasury 2.25% 2023	115,000	111,918
U.S. Treasury 2.375% 2023	50,000	49,240
U.S. Treasury 2.625% 2023	125,000	124,461
U.S. Treasury 2.625% 2023	17,244	17,154
U.S. Treasury 2.75% 2023	75,000	75,066
U.S. Treasury 2.75% 2023	60,000	60,035
U.S. Treasury 2.125% 2024[9]	260,000	251,069
U.S. Treasury 2.125% 2024[9]	75,000	72,167
U.S. Treasury 2.125% 2024	75,000	72,072
U.S. Treasury 2.25% 2024	80,000	77,812
U.S. Treasury 2.75% 2025	150,000	149,406
U.S. Treasury 2.75% 2025	380	378
U.S. Treasury 2.875% 2025[9]	211,118	211,855
U.S. Treasury 2.25% 2027	125,000	118,715
U.S. Treasury 2.25% 2027	100,000	95,095
U.S. Treasury 2.25% 2027	76,075	72,548
U.S. Treasury 2.375% 2027	100,000	96,217
U.S. Treasury 6.125% 2027	25,000	31,687
U.S. Treasury 2.875% 2028	137,043	137,214
U.S. Treasury 2.875% 2045	413	404
U.S. Treasury 3.00% 2045	30,000	30,044
U.S. Treasury 2.75% 2047[9]	50,000	47,612
U.S. Treasury 3.00% 2048[9]	255,970	256,259
U.S. Treasury 3.125% 2048	28,550	29,287
		2,241,807
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Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 4.04%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.375% 2025[10]	$53,902	$52,965
U.S. Treasury Inflation-Protected Security 0.375% 2027[10]	153,615	149,471
U.S. Treasury Inflation-Protected Security 0.50% 2028[10]	149,474	124,214
U.S. Treasury Inflation-Protected Security 0.875% 2047[10]	74,253	74,202
U.S. Treasury Inflation-Protected Security 1.00% 2048[10]	34,489	28,664
		429,516
Total U.S. Treasury bonds & notes		2,671,323
Mortgage-backed obligations 23.53% Federal agency mortgage-backed obligations 23.35%
Fannie Mae 5.50% 2023[5]	549	564
Fannie Mae 4.50% 2025[5]	354	365
Fannie Mae 3.50% 2033[5,11]	51,893	52,455
Fannie Mae 3.50% 2033[5,11]	32,407	32,792
Fannie Mae 4.00% 2036[5]	586	605
Fannie Mae 6.00% 2037[5]	1,140	1,254
Fannie Mae 6.00% 2037[5]	79	84
Fannie Mae 5.50% 2038[5]	2,565	2,774
Fannie Mae 5.50% 2038[5]	390	422
Fannie Mae 4.00% 2040[5]	1,394	1,432
Fannie Mae 5.00% 2040[5]	512	550
Fannie Mae 5.00% 2041[5]	3,511	3,769
Fannie Mae 5.00% 2041[5]	3,243	3,480
Fannie Mae 5.00% 2041[5]	2,179	2,350
Fannie Mae 5.00% 2041[5]	1,424	1,536
Fannie Mae 5.00% 2041[5]	1,162	1,255
Fannie Mae 5.00% 2041[5]	865	934
Fannie Mae 4.00% 2043[5]	14,180	14,568
Fannie Mae 4.00% 2043[5]	1,711	1,755
Fannie Mae 3.00% 2046[5]	72,156	70,008
Fannie Mae 3.50% 2046[5]	2,479	2,479
Fannie Mae 4.00% 2046[5]	14,609	14,972
Fannie Mae 4.00% 2046[5]	3,783	3,872
Fannie Mae 3.50% 2047[5]	77,731	77,509
Fannie Mae 3.50% 2047[5]	21,180	21,119
Fannie Mae 3.50% 2047[5]	15,951	15,907
Fannie Mae 3.50% 2047[5]	11,001	10,973
Fannie Mae 4.00% 2047[5]	83,559	85,338
Fannie Mae 4.00% 2047[5]	20,189	20,637
Fannie Mae 4.00% 2047[5]	9,432	9,633
Fannie Mae 3.50% 2048[5,11]	204,040	203,034
Fannie Mae 3.50% 2048[5]	3,624	3,614
Fannie Mae 4.00% 2048[5,11]	316,485	322,197
Fannie Mae 4.00% 2048[5,11]	134,434	137,055
Fannie Mae 4.00% 2048[5,11]	88,904	90,428
Fannie Mae 4.50% 2048[5,11]	220,469	229,172
Fannie Mae 4.50% 2048[5,11]	199,176	206,726
Fannie Mae 4.50% 2048[5,11]	7,355	7,659
Fannie Mae Pool #924866 3.265% 2037[3,5]	868	896
Fannie Mae, Series 2001-4, Class GA, 9.224% 2025[3,5]	3	3
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[5]	29	32
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	17	19
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[5]	34	39
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Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2002-W1, Class 2A, 5.839% 2042[3,5]	$41	$44
Freddie Mac 5.50% 2033[5]	142	153
Freddie Mac 4.00% 2036[5]	801	826
Freddie Mac 5.50% 2038[5]	145	157
Freddie Mac 5.50% 2038[5]	113	123
Freddie Mac 5.50% 2039[5]	214	231
Freddie Mac 4.50% 2040[5]	493	518
Freddie Mac 5.50% 2040[5]	786	848
Freddie Mac 4.50% 2041[5]	556	585
Freddie Mac 5.50% 2041[5]	1,144	1,236
Freddie Mac 3.50% 2045[5]	37,386	37,513
Freddie Mac 3.50% 2047[5]	73,151	72,823
Freddie Mac 3.50% 2047[5]	8,615	8,576
Freddie Mac 4.00% 2047[5]	3,879	3,962
Freddie Mac 3.00% 2048[5,11]	41,200	39,860
Freddie Mac 3.50% 2048[5,11]	33,110	32,928
Freddie Mac 4.00% 2048[5,11]	73,022	74,303
Freddie Mac 4.00% 2048[5,11]	37,117	37,822
Freddie Mac 4.50% 2048[5,11]	8,328	8,652
Freddie Mac 4.50% 2048[5,11]	2,172	2,260
Freddie Mac, Series 3061, Class PN, 5.50% 2035[5]	142	154
Freddie Mac, Series 3318, Class JT, 5.50% 2037[5]	355	372
Freddie Mac, Series K716, Class A2, Multi Family, 3.13% 2021[5]	6,875	6,898
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[5]	4,500	4,397
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[5]	9,640	9,568
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[5]	316	265
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[5]	290	246
Government National Mortgage Assn. 4.50% 2040[5]	1,111	1,168
Government National Mortgage Assn. 4.00% 2048[5,11]	196,439	201,300
Government National Mortgage Assn. 4.00% 2048[5,11]	151,761	155,292
Government National Mortgage Assn. 4.50% 2048[5,11]	92,096	95,739
Government National Mortgage Assn. 4.50% 2048[5,11]	25,354	26,313
		2,481,397
Collateralized mortgage-backed (privately originated) 0.15%
Nationstar HECM Loan Trust, Series 2017-2A, Class M1, 2.8154% 2027[1,5,7]	1,115	1,102
Nationstar HECM Loan Trust, Series 2017-1A, Class M1, 2.9419% 2027[1,5,7]	1,055	1,047
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[1,3,5]	13,709	13,475
		15,624
Commercial mortgage-backed securities 0.03%
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM, 6.337% 2049[3,5]	1,486	1,485
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[1,5]	551	564
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[3,5]	811	811
		2,860
Total mortgage-backed obligations		2,499,881
Bonds & notes of governments & government agencies outside the U.S. 7.15%
Dominican Republic 5.95% 2027[1]	8,100	8,029
Italy (Republic of) 0.95% 2023	€45,000	50,753
Italy (Republic of) 2.00% 2028	24,000	26,483
Japan, Series 19, 0.10% 2024[10]	¥5,377,070	50,874
Japan, Series 20, 0.10% 2025[10]	11,340,000	107,393
American Funds Insurance Series — Bond Fund — Page 112 of 171

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Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Malaysia (Federation of), Series 0315, 3.659% 2020	MYR49,000	$12,152
Malaysia (Federation of), Series 0416, 3.62% 2021	42,750	10,579
Manitoba (Province of) 3.05% 2024	$5,050	4,997
Ontario (Province of) 3.20% 2024	9,000	8,975
Panama (Republic of) 4.50% 2050[5]	460	443
Peru (Republic of) 4.125% 2027	9,540	9,779
Portuguese Republic 5.125% 2024	100,550	104,384
Portuguese Republic 5.65% 2024	€20,000	29,599
Portuguese Republic 4.10% 2045	375	540
Qatar (State of) 3.875% 2023[1]	$5,475	5,481
Qatar (State of) 4.50% 2028[1]	12,440	12,578
Qatar (State of) 5.103% 2048[1]	8,600	8,593
Saudi Arabia (Kingdom of) 2.875% 2023[1]	5,280	5,087
Saudi Arabia (Kingdom of) 4.00% 2025[1]	4,985	4,968
Saudi Arabia (Kingdom of) 3.628% 2027[1]	5,000	4,834
Saudi Arabia (Kingdom of) 3.625% 2028[1]	11,435	10,898
Saudi Arabia (Kingdom of) 4.50% 2030[1]	9,985	9,993
Saudi Arabia (Kingdom of) 4.625% 2047[1]	225	210
Saudi Arabia (Kingdom of) 5.00% 2049[1]	315	307
Spain (Kingdom of) 2.70% 2048	€38,250	46,486
Turkey (Republic of) 5.625% 2021	$20,800	20,722
United Mexican States 3.60% 2025	12,000	11,616
United Mexican States 4.15% 2027	12,175	12,017
United Mexican States 4.35% 2047	5,000	4,480
United Mexican States, Series M, 6.50% 2021	MXN3,132,700	152,863
United Mexican States, Series M, 5.75% 2026	527,500	23,743
		759,856
Asset-backed obligations 2.61%
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.87% 2021[5]	$175	175
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 2022[5]	5,970	5,905
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[5]	2,485	2,484
BlueMountain CLO Ltd., Series 2014-2A, Class AR, (3-month USD LIBOR + 0.93%) 3.289% 2026[1,3,5]	8,280	8,289
Capital One Multi-Asset Execution Trust, Series 2015-A5, Class A5, 1.60% 2021[5]	11,585	11,581
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 2023[5]	884	903
Chase Issuance Trust, Series 2013-A7, Class A, (1-month USD-LIBOR + 0.43%) 2.503% 2020[3,5]	9,565	9,573
CPS Auto Receivables Trust, Series 2016-A, Class B, 3.34% 2020[1,5]	4,834	4,843
CPS Auto Receivables Trust, Series 2017-B, Class C, 2.92% 2022[1,5]	5,700	5,664
Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.61% 2021[1,5]	19,400	19,408
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 2021[1,5]	577	578
Drive Auto Receivables Trust, Series 2015-CA, Class C, 3.01% 2021[1,5]	556	556
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 2021[1,5]	2,500	2,502
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[1,5]	1,410	1,413
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[1,5]	6,176	6,203
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 2022[5]	12,000	11,985
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 2022[1,5]	9,760	9,763
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 2023[5]	3,500	3,493
Drivetime Auto Owner Trust, Series 2017-1A, Class B, 2.26% 2021[1,5]	3,377	3,375
Drivetime Auto Owner Trust, Series 2017-1A, Class C, 2.70% 2022[1,5]	6,625	6,603
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[1,5]	2,203	2,206
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 2023[1,5]	4,440	4,415
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 2023[1,5]	6,000	5,979
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 2022[1,5]	9,100	9,048
Exeter Automobile Receivables Trust, Series 2015-1A, Class C, 4.10% 2020[1,5]	6,912	6,955
Exeter Automobile Receivables Trust, Series 2015-2A, Class C, 3.90% 2021[1,5]	3,000	3,024
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Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Exeter Automobile Receivables Trust, Series 2015-3A, Class C, 4.83% 2021[1,5]	$1,000	$1,016
Exeter Automobile Receivables Trust, Series 2014-1A, Class D, 5.53% 2021[1,5]	2,847	2,865
Exeter Automobile Receivables Trust, Series 2017-3A, Class B, 2.81% 2022[1,5]	8,100	8,012
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[1,5]	32,610	32,131
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class B, 1.75% 2021[5]	1,620	1,601
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class B, 2.57% 2023[5]	520	511
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 2023[5]	360	353
GMF Floorplan Owner Revolving Trust, Series 2017-1, Class A1, 2.22% 2022[1,5]	7,365	7,286
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2013-1A, Class A2, 1.83% 2019[1,5]	3,667	3,663
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, (1-month USD-LIBOR + 0.10%) 2.291% 2037[3,5]	1,358	103
Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47% 2020[5]	1,874	1,874
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46% 2022[5]	1,200	1,193
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 2022[5]	13,605	13,514
Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76% 2022[5]	3,955	3,922
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 2022[5]	10,775	10,789
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 2033[1,5]	2,101	2,065
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[1,5]	490	487
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 2021[1,5]	18,255	18,053
Verizon Owner Trust, Series 2017-1A, Class B, 2.45% 2021[1,5]	2,000	1,970
Verizon Owner Trust, Series 2017-1A, Class C, 2.65% 2021[1,5]	2,500	2,469
Verizon Owner Trust, Series 2017-3A, Class A1A, 2.06% 2022[1,5]	5,235	5,152
Verizon Owner Trust, Series 2017-3A, Class B, 2.38% 2022[1,5]	2,950	2,899
Voya CLO Ltd., Series 2014-3A, Class A1R, (3-month USD-LIBOR + 0.72%) 3.080% 2026[1,3,5]	5,560	5,543
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 2022[1,5]	3,000	2,988
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 2025[1,5]	165	164
		277,546
Municipals 2.00% Illinois 1.72%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	28,100	27,089
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	5,000	4,809
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	4,650	4,604
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	26,190	26,663
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[5]	93,085	88,239
G.O. Bonds, Pension Funding Series 2013, 5.877% 2019	400	407
G.O. Bonds, Series 2013-B, 3.65% 2020	1,000	997
G.O. Bonds, Series 2013-B, 4.11% 2022	750	736
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,063
G.O. Bonds, Series 2013-B, 4.91% 2027	1,450	1,360
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	4,360	4,627
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	257
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,467
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,338
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 6.15% 2025	3,955	4,104
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.547% 2019	335	340
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,476
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021[5]	7,784	8,043
		182,619
Florida 0.15%
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	15,000	15,048
JEA, Electric System Rev. Bonds, Series 2017-B, 5.00% 2031	500	585
		15,633
American Funds Insurance Series — Bond Fund — Page 114 of 171

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Bonds, notes & other debt instruments Municipals (continued) California 0.06%	Principal amount (000)	Value (000)
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	$3,875	$3,777
Various Purpose G.O. Bonds, 7.50% 2034	2,200	3,096
		6,873
South Carolina 0.05%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.50% 2054	875	952
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	840	899
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	2,765	3,009
		4,860
New Jersey 0.02%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	2,500	2,552
		212,537
Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 2026	12,410	11,659
Total bonds, notes & other debt instruments (cost: $10,356,835,000)		10,219,625
Common stocks 0.03% Information technology 0.02%	Shares
Corporate Risk Holdings I, Inc.[7,8,12,13]	70,193	2,150
Corporate Risk Holdings Corp.[7,8,12,13]	355	—
		2,150
Consumer discretionary 0.01%
Cumulus Media Inc., Class B7,12	13,561	227
Cumulus Media Inc., Class A7,12	11,159	187
Adelphia Recovery Trust, Series ACC-1[7,8,12]	2,409,545	1
		415
Energy 0.00%
Ascent Resources Marcellus Holdings, Inc.[7,12]	83,079	268
Total common stocks (cost: $3,654,000)		2,833
Rights & warrants 0.00% Energy 0.00%
Ascent Resources Marcellus Holdings, Inc., Class A, warrants, expire 2023[7,8,12]	112,665	56
Ascent Resources Marcellus Holdings, Inc., Class B, warrants, expire 2023[7,8,12]	87,629	35
Ascent Resources Marcellus Holdings, Inc., Class C, warrants, expire 2023[7,8,12]	17,050	6
Total rights & warrants (cost: $16,000)		97
Short-term securities 21.76%	Principal amount (000)
3M Co. 1.90% due 7/9/2018[1]	$44,600	44,576
Apple Inc. 1.92%–2.08% due 7/18/2018–9/12/2018[1]	36,975	36,865
Chevron Corp. 1.93%–2.02% due 7/13/2018–7/17/2018[1]	59,200	59,150
Coca-Cola Co. 2.20% due 8/23/2018[1]	50,000	49,845
CRC Funding, LLC 2.18% due 8/24/2018[1]	50,000	49,835
ExxonMobil Corp. 2.00%–2.02% due 7/23/2018–8/28/2018	84,000	83,821
American Funds Insurance Series — Bond Fund — Page 115 of 171

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Short-term securities	Principal amount (000)	Value (000)
Federal Home Loan Bank 1.77%–1.95% due 7/9/2018–10/5/2018	$796,700	$794,803
Freddie Mac 1.91% due 8/20/2018	50,000	49,876
Paccar Financial Corp. 1.96% due 7/23/2018	42,000	41,945
PepsiCo Inc. 1.95%–1.98% due 8/1/2018–8/7/2018[1]	70,000	69,858
Pfizer Inc. 2.02%–2.05% due 7/2/2018–8/20/2018[1]	109,000	108,874
U.S. Treasury Bills 1.56%–2.00% due 7/5/2018–11/15/2018	846,300	843,339
United Parcel Service Inc. 1.87% due 7/11/2018[1]	30,000	29,981
Walt Disney Co. 2.15% due 9/28/2018[1]	50,000	49,737
Total short-term securities (cost: $2,312,454,000)		2,312,505
Total investment securities 117.97% (cost: $12,672,959,000)		12,535,060
Other assets less liabilities (17.97)%		(1,909,862)
Net assets 100.00%		$10,625,198
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[14] (000)	Value at 6/30/2018[15] (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)
2 Year U.S. Treasury Note Futures	Long	13,334	October 2018	$2,666,800	$2,824,516	$23
5 Year Euro-Bobl Futures	Short	2,269	September 2018	(226,900)	(350,216)	(1,831)
5 Year U.S. Treasury Note Futures	Long	12,291	October 2018	1,229,100	1,396,469	4,536
10 Year Euro-Bund Futures	Short	763	September 2018	(76,300)	(144,837)	(1,625)
10 Year U.S. Treasury Note Futures	Long	503	September 2018	50,300	60,454	251
10 Year Ultra U.S. Treasury Note Futures	Short	112	September 2018	(11,200)	(14,362)	(126)
30 Year Euro-Buxl Futures	Long	214	September 2018	21,400	44,409	619
30 Year Ultra U.S. Treasury Bond Futures	Long	772	September 2018	77,200	123,182	340
						$2,187
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD31,395	JPY3,430,000	Goldman Sachs	7/9/2018	$394
USD66,828	JPY7,300,000	JPMorgan Chase	7/10/2018	844
USD76,688	EUR65,550	JPMorgan Chase	7/10/2018	77
USD12,310	MXN252,000	Citibank	7/10/2018	(357)
USD10,283	EUR8,725	JPMorgan Chase	7/12/2018	84
USD26,432	EUR22,400	JPMorgan Chase	7/16/2018	241
USD13,179	JPY1,445,000	Goldman Sachs	7/25/2018	105
USD59,923	MXN1,220,000	Bank of New York Mellon	7/25/2018	(1,249)
USD44,704	JPY4,925,000	Bank of New York Mellon	7/31/2018	123
USD448	EUR385	Goldman Sachs	7/31/2018	(3)
USD119,413	MXN2,400,000	Citibank	7/31/2018	(808)
				$(549)
American Funds Insurance Series — Bond Fund — Page 116 of 171

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Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.39%	3-month Canada BA	7/13/2018	C$1,460,000	$(123)	$—	$(123)
1.77%	3-month Canada BA	9/26/2018	975,000	58	—	58
1.669%	3-month USD-LIBOR	10/28/2019	$112,000	(1,478)	—	(1,478)
U.S. EFFR	2.165%	4/3/2020	594,600	1,977	—	1,977
2.55%	3-month USD-LIBOR	4/3/2020	594,600	(2,162)	—	(2,162)
U.S. EFFR	2.174%	4/4/2020	760,300	2,443	—	2,443
2.5725%	3-month USD-LIBOR	4/4/2020	760,298	(2,500)	—	(2,500)
U.S. EFFR	2.19%	4/6/2020	503,300	1,480	—	1,480
2.599%	3-month USD-LIBOR	4/6/2020	503,300	(1,426)	—	(1,426)
3-month USD-LIBOR	2.761%	4/27/2020	500,000	92	—	92
3-month USD-LIBOR	2.75%	4/30/2020	352,900	137	—	137
3-month USD-LIBOR	2.746%	5/1/2020	504,100	237	—	237
3-month USD-LIBOR	2.7515%	5/3/2020	501,000	202	—	202
1.6915%	3-month USD-LIBOR	6/3/2020	1,600	(33)	—	(33)
1.7345%	3-month USD-LIBOR	12/31/2020	120,000	(3,187)	—	(3,187)
3-month USD-LIBOR	1.975%	4/27/2022	15,000	490	—	490
3-month USD-LIBOR	2.1305%	7/17/2022	100,000	2,848	—	2,848
1.9375%	3-month USD-LIBOR	12/18/2022	150,000	(5,934)	—	(5,934)
3-month USD-LIBOR	2.701%	6/9/2024	60,000	610	—	610
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(996)	—	(996)
3-month USD-LIBOR	2.438%	11/19/2024	$750	20	—	20
3-month USD-LIBOR	2.4585%	11/24/2024	23,000	584	—	584
3-month USD-LIBOR	2.0475%	3/23/2025	450	23	—	23
3-month USD-LIBOR	2.3175%	5/8/2025	1,500	54	—	54
3-month USD-LIBOR	2.339%	5/13/2025	375	13	—	13
3-month USD-LIBOR	2.351%	5/15/2025	590	20	—	20
3-month USD-LIBOR	2.287%	5/20/2025	500	19	—	19
3-month USD-LIBOR	2.227%	5/28/2025	260	11	—	11
3-month USD-LIBOR	2.2125%	5/29/2025	465	20	—	20
3-month USD-LIBOR	2.451%	6/5/2025	650	18	—	18
3-month USD-LIBOR	2.46%	6/10/2025	2,536	70	—	70
3-month USD-LIBOR	2.455%	6/24/2025	235	7	—	7
3-month USD-LIBOR	2.397%	7/13/2025	900	29	—	29
3-month USD-LIBOR	2.535%	7/15/2025	800	18	—	18
3-month USD-LIBOR	2.4615%	7/22/2025	1,300	36	—	36
3-month USD-LIBOR	2.312%	7/29/2025	1,000	37	—	37
3-month USD-LIBOR	2.331%	7/30/2025	435	16	—	16
3-month USD-LIBOR	2.228%	9/4/2025	12,000	523	—	523
6-month JPY-LIBOR	0.282%	2/2/2026	¥5,500,000	(328)	—	(328)
6-month JPY-LIBOR	0.0875%	3/10/2026	11,100,000	859	—	859
3-month USD-LIBOR	1.595%	5/12/2026	$8,500	788	—	788
3-month USD-LIBOR	1.592%	5/12/2026	4,000	371	—	371
3.0865%	3-month USD-LIBOR	8/18/2034	2,250	37	—	37
2.913%	3-month USD-LIBOR	11/24/2034	10,000	(65)	—	(65)
2.844%	3-month USD-LIBOR	6/11/2035	3,250	(52)	—	(52)
2.9535%	3-month USD-LIBOR	6/30/2035	2,500	(2)	—	(2)
2.773%	3-month USD-LIBOR	7/13/2035	500	(13)	—	(13)
2.589%	3-month USD-LIBOR	9/4/2035	3,100	(160)	—	(160)
2.377%	3-month USD-LIBOR	4/29/2045	1,910	(208)	—	(208)
6-month JPY-LIBOR	0.58295%	3/23/2046	¥2,000,000	1,093	—	1,093
American Funds Insurance Series — Bond Fund — Page 117 of 171

unaudited
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
0.64355%	6-month JPY-LIBOR	4/27/2046	¥2,000,000	$(813)	$—	$(813)
3-month USD-LIBOR	2.1155%	5/13/2046	$2,400	393	—	393
3-month USD-LIBOR	2.78875%	1/23/2048	91,500	2,707	—	2,707
3-month USD-LIBOR	2.816%	1/23/2048	19,600	469	—	469
					$—	$(671)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,486,045,000, which represented 13.99% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Coupon rate may change periodically.
[4]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $12,171,000, which represented .11% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,494,000, which represented .05% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $55,344,000, which represented .52% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Purchased on a TBA basis.
[12]	Security did not produce income during the last 12 months.
[13]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[14]	Notional amount is calculated based on the number of contracts and notional contract size.
[15]	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Corporate Risk Holdings I, Inc.	8/31/2015	$780	$2,150.02%
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
Total private placement securities		$ 780	$ 2,150.02%

Key to abbreviations and symbols
BA = Banker’s acceptances
C$ = Canadian dollars
EFFR = Federal Funds Effective Rate
EUR/€ = Euros
EURIBOR = Euro Interbank Offered Rate
G.O. = General Obligation
JPY/¥ = Japanese yen
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
MXN = Mexican pesos
Rev. = Revenue
TBA = To-be-announced
USD/$ = U.S. dollars
American Funds Insurance Series — Bond Fund — Page 118 of 171

Global Bond Fund
Investment portfolio
June 30, 2018
unaudited
Bonds, notes & other debt instruments 91.91% Euros 12.82%	Principal amount (000)	Value (000)
Allianz SE 4.75% (undated) (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	€4,200	$5,466
Assicurazioni Generali SPA 7.75% 2042 (3-month EUR-EURIBOR + 7.113% on 12/12/2022)[1]	1,500	2,050
Aviva PLC, subordinated 6.125% 2043 (5 year EURO Mid Swap + 5.13% on 7/5/2023)[1]	1,500	2,074
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024 (5 year EURO Mid Swap + 2.55% on 4/11/2019)[1]	3,300	3,935
Barclays Bank PLC 6.00% 2021	1,000	1,307
Barclays Bank PLC 6.625% 2022	1,070	1,475
Belgium (Kingdom of), Series 82, 0.50% 2024	12,920	15,432
Belgium (Kingdom of), Series 77, 1.00% 2026	6,480	7,932
CaixaBank, SA 5.00% 2023 (5 year EURO Mid Swap + 3.95% on 11/14/2018)[1]	2,300	2,732
CaixaBank, SA 3.50% 2027 (5 year EURO Mid Swap + 3.35% on 2/15/2022)[1]	1,300	1,596
Canada 3.50% 2020	2,500	3,101
Cote d’Ivoire (Republic of) 5.25% 2030[2]	900	1,010
Deutsche Telekom International Finance BV 7.50% 2033	200	395
Egypt (Arab Republic of) 5.625% 2030	745	784
European Financial Stability Facility 0.40% 2025	6,000	7,034
French Republic O.A.T. 2.25% 2024	11,680	15,457
French Republic O.A.T. 3.25% 2045	1,200	1,968
French Republic O.A.T. 2.00% 2048	1,490	1,932
Germany (Federal Republic of) 1.75% 2024	5,270	6,833
Germany (Federal Republic of) 0.50% 2028	5,680	6,754
Germany (Federal Republic of) 6.25% 2030	1,800	3,494
Germany (Federal Republic of) 4.75% 2040	200	419
Germany (Federal Republic of) 2.50% 2046	7,370	11,824
Germany (Federal Republic of) 1.25% 2048	17,050	21,083
Greece (Hellenic Republic of) 3.50% 2023	1,605	1,910
Greece (Hellenic Republic of) 3.75% 2028	684	788
Greece (Hellenic Republic of) 3.90% 2033	1,715	1,874
Greece (Hellenic Republic of) 4.00% 2037	1,770	1,893
Greece (Hellenic Republic of) 4.20% 2042	1,759	1,882
Groupe BPCE SA 4.625% 2023	1,200	1,617
Groupe BPCE SA 2.75% 2026 (5 year EURO Mid Swap + 1.83% on 7/8/2021)[1]	3,300	4,020
HSBC Holdings PLC 3.375% 2024 (5 year EURO Mid Swap + 1.95% on 1/10/2019)[1]	1,700	2,018
Hungary 3.875% 2020	1,000	1,244
Intesa Sanpaolo SpA 6.625% 2023	1,885	2,575
Ireland (Republic of) 0.90% 2028	7,000	8,245
Italy (Republic of) 0.95% 2023	14,000	15,789
Italy (Republic of) 4.75% 2023	2,900	3,864
Italy (Republic of) 4.50% 2024	2,500	3,297
Italy (Republic of) 2.05% 2027	6,200	6,910
Lloyds Banking Group PLC 6.50% 2020	1,090	1,406
NN Group NV, 4.625% 2044 (3-month EUR-LIBOR + 3.95% on 4/8/2024)[1]	1,320	1,660
NN Group NV, 4.50% (undated) (3-month EUR-LIBOR + 4.00% on 1/15/2026)[1]	2,720	3,287
Portuguese Republic 2.875% 2025	12,350	16,061
Portuguese Republic 2.875% 2026	2,095	2,711
Portuguese Republic 4.125% 2027	11,510	16,191
Rabobank Nederland 2.50% 2026 (5 year EURO Mid Swap + 1.40% on 5/26/2021)[1]	3,300	4,017
American Funds Insurance Series — Global Bond Fund — Page 119 of 171

unaudited
Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
Romania 2.75% 2025	€1,285	$1,612
Romania 3.875% 2035	2,810	3,359
Romania 3.375% 2038	4,170	4,618
Spain (Kingdom of) 1.45% 2027	19,430	23,094
Spain (Kingdom of) 1.50% 2027	10,350	12,401
Spain (Kingdom of) 2.90% 2046	1,870	2,385
Spain (Kingdom of) 2.70% 2048	6,025	7,322
Svenska Handelsbanken AB 2.656% 2024 (5 year EURO Mid Swap + 1.43% on 1/15/2019)[1]	2,170	2,568
		286,705
Japanese yen 10.49%
Japan, Series 128, 0.10% 2021	¥625,000	5,683
Japan, Series 134, 0.10% 2022	1,350,000	12,310
Japan, Series 18, 0.10% 2024[3]	3,153,700	29,667
Japan, Series 19, 0.10% 2024[3]	2,691,050	25,461
Japan, Series 337, 0.30% 2024	880,000	8,143
Japan, Series 336, 0.50% 2024	800,000	7,496
Japan, Series 20, 0.10% 2025[3]	675,360	6,396
Japan, Series 340, 0.40% 2025	435,000	4,060
Japan, Series 21, 0.10% 2026[3]	982,205	9,355
Japan, Series 344, 0.10% 2026	605,000	5,522
Japan, Series 346, 0.10% 2027	3,125,000	28,494
Japan, Series 116, 2.20% 2030	1,735,000	19,472
Japan, Series 145, 1.70% 2033	2,210,000	24,147
Japan, Series 21, 2.30% 2035	720,000	8,600
Japan, Series 42, 1.70% 2044	450,000	5,081
Japan, Series 57, 0.80% 2047	3,756,250	34,764
		234,651
Polish zloty 3.68%
Poland (Republic of), Series 0420, 1.50% 2020	PLN26,750	7,138
Poland (Republic of), Series 1020, 5.25% 2020	29,600	8,540
Poland (Republic of), Series 1021, 5.75% 2021	126,530	37,839
Poland (Republic of), Series 0922, 5.75% 2022	34,600	10,521
Poland (Republic of), Series 1023, 4.00% 2023	31,140	8,913
Poland (Republic of), Series 0725, 3.25% 2025	34,750	9,444
		82,395
Mexican pesos 3.16%
United Mexican States 4.00% 2040[3]	MXN20,788	1,090
United Mexican States, Series M, 8.00% 2020	92,500	4,686
United Mexican States, Series M, 6.50% 2021	373,300	18,216
United Mexican States, Series M, 6.50% 2022	119,100	5,758
United Mexican States, Series M20, 10.00% 2024	142,000	8,036
United Mexican States, Series M, 5.75% 2026	654,500	29,459
United Mexican States, Series M30, 10.00% 2036	35,000	2,174
United Mexican States, Series M, 7.75% 2042	22,735	1,155
		70,574
Indian rupees 2.90%
India (Republic of) 7.80% 2021	INR727,600	10,636
India (Republic of) 7.68% 2023	224,400	3,227
India (Republic of) 8.83% 2023	1,284,200	19,456
India (Republic of) 7.35% 2024	30,000	423
India (Republic of) 8.40% 2024	450,000	6,662
American Funds Insurance Series — Global Bond Fund — Page 120 of 171

unaudited
Bonds, notes & other debt instruments Indian rupees (continued)	Principal amount (000)	Value (000)
India (Republic of) 6.97% 2026	INR431,000	$5,906
India (Republic of) 6.79% 2027	500,000	6,742
India (Republic of) 7.59% 2029	375,800	5,272
India (Republic of) 7.61% 2030	167,270	2,346
India (Republic of) 7.88% 2030	25,000	358
National Highways Authority of India 7.17% 2021	220,000	3,087
National Highways Authority of India 7.27% 2022	50,000	717
		64,832
British pounds 2.17%
Aviva PLC, junior subordinated 6.875% 2058[1]	£470	752
AXA SA, junior subordinated 5.453% (undated)[1]	300	418
France Télécom 5.375% 2050	300	543
Lloyds Banking Group PLC 7.625% 2025	655	1,114
United Kingdom 2.25% 2023	1,550	2,173
United Kingdom 2.75% 2024	3,200	4,642
United Kingdom 1.25% 2027	11,725	15,372
United Kingdom 4.25% 2027	2,800	4,667
United Kingdom 3.25% 2044	6,500	11,192
United Kingdom 3.50% 2045	2,590	4,675
United Kingdom 1.50% 2047	2,380	2,970
		48,518
Danish kroner 1.94%
Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]	DKr178,600	27,868
Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]	14,724	2,410
Realkredit Danmark AS, Series 22S, 2.00% 2037[2]	24,851	4,059
Realkredit Danmark AS, Series S22, 1.50% 2040[2]	58,600	9,146
		43,483
Malaysian ringgits 1.59%
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR6,155	1,524
Malaysia (Federation of), Series 0515, 3.759% 2019	14,650	3,636
Malaysia (Federation of), Series 0315, 3.659% 2020	1,260	313
Malaysia (Federation of), Series 0314, 4.048% 2021	7,600	1,900
Malaysia (Federation of), Series 0215, 3.795% 2022	6,000	1,484
Malaysia (Federation of), Series 0116, 3.80% 2023	21,100	5,176
Malaysia (Federation of), Series 0115, 3.955% 2025	28,150	6,840
Malaysia (Federation of), Series 0316, 3.90% 2026	17,250	4,138
Malaysia (Federation of), Series 0212, 3.892% 2027	850	203
Malaysia (Federation of), Series 0310, 4.498% 2030	42,250	10,355
		35,569
South Korean won 1.41%
South Korea (Republic of), Series 2203, 1.875% 2022	KRW3,540,000	3,135
South Korea (Republic of), Series 2209, 2.00% 2022	13,974,200	12,391
South Korea (Republic of), Series 2303, 2.375% 2023	3,500,000	3,145
South Korea (Republic of), Series 2712, 2.375% 2027	14,470,000	12,802
		31,473
Thai baht 1.25%
Bank of Thailand 1.49% 2019	THB31,690	956
Bank of Thailand 1.50% 2019	168,310	5,078
Bank of Thailand 1.34% 2020	35,000	1,050
Thailand (Kingdom of) 1.875% 2022	258,200	7,765
American Funds Insurance Series — Global Bond Fund — Page 121 of 171

unaudited
Bonds, notes & other debt instruments Thai baht (continued)	Principal amount (000)	Value (000)
Thailand (Kingdom of) 3.85% 2025	THB65,000	$2,147
Thailand (Kingdom of) 2.125% 2026	379,250	11,052
		28,048
Israeli shekels 0.86%
Israel (State of) 2.00% 2027	ILS28,300	7,746
Israel (State of) 5.50% 2042	29,300	11,443
		19,189
Brazilian reais 0.72%
Brazil (Federative Republic of) 0% 2021	BRL27,600	5,404
Brazil (Federative Republic of) 0% 2022	20,900	3,852
Brazil (Federative Republic of) 10.00% 2025	28,190	6,850
		16,106
Australian dollars 0.71%
Australia (Commonwealth of), Series 128, 5.75% 2022	A$12,150	10,232
Australia (Commonwealth of), Series 133, 5.50% 2023	6,625	5,620
		15,852
Canadian dollars 0.66%
Canada 1.00% 2022	C$4,050	2,954
Canada 2.25% 2025	15,450	11,838
		14,792
Romanian leu 0.51%
Romania 2.30% 2020	RON12,875	3,078
Romania 3.25% 2021	15,110	3,678
Romania 5.95% 2021	15,290	3,982
Romania 3.40% 2022	3,250	779
		11,517
South African rand 0.49%
South Africa (Republic of), Series R-186, 10.50% 2026	ZAR41,900	3,349
South Africa (Republic of), Series R-214, 6.50% 2041	145,850	7,587
		10,936
Peruvian nuevos soles 0.38%
Peru (Republic of) 6.15% 2032	PEN27,300	8,548
Norwegian kroner 0.35%
Norway (Kingdom of) 3.75% 2021	NKr58,500	7,726
Uruguayan pesos 0.28%
Uruguay (Oriental Republic of) 9.875% 2022	UYU35,081	1,110
Uruguay (Oriental Republic of) 8.50% 2028	128,291	3,536
Uruguay (Oriental Republic of) 8.50% 2028	55,000	1,516
		6,162
Colombian pesos 0.25%
Colombia (Republic of), Series B, 6.25% 2025	COP16,460,000	5,558
American Funds Insurance Series — Global Bond Fund — Page 122 of 171

unaudited
Bonds, notes & other debt instruments Czech korunas 0.17%	Principal amount (000)	Value (000)
Czech Republic 0.45% 2023	CZK91,820	$3,897
Turkish lira 0.16%
Turkey (Republic of) 11.00% 2022	TRY19,700	3,600
Argentine pesos 0.12%
Argentine Republic 2.50% 2021[3]	ARS79,040	2,347
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 29.00% 2028[4]	13,568	386
		2,733
Egyptian pounds 0.11%
Egypt (Arab Republic of) 18.40% 2024	EGP41,000	2,424
U.S. dollars 44.73%
Abbott Laboratories 2.35% 2019	$96	95
Abbott Laboratories 2.90% 2021	420	414
Abbott Laboratories 3.40% 2023	195	193
Abbott Laboratories 3.75% 2026	1,400	1,378
AbbVie Inc. 2.50% 2020	3,155	3,117
AbbVie Inc. 2.90% 2022	1,170	1,136
AbbVie Inc. 3.20% 2022	200	197
AbbVie Inc. 3.60% 2025	1,055	1,023
AbbVie Inc. 3.20% 2026	3,157	2,949
AbbVie Inc. 4.50% 2035	410	403
ACE INA Holdings Inc. 2.30% 2020	180	176
ACE INA Holdings Inc. 2.875% 2022	365	359
ACE INA Holdings Inc. 3.35% 2026	365	354
ACE INA Holdings Inc. 4.35% 2045	425	436
ADT Corp. 3.50% 2022	400	376
AES Corp. 5.50% 2025	633	641
AES Corp. 6.00% 2026	425	442
Aetna Inc. 2.80% 2023	340	324
Alexandria Real Estate Equities, Inc. 2.75% 2020	180	179
Allergan PLC 3.00% 2020	2,820	2,807
Allergan PLC 3.80% 2025	4,455	4,331
Allergan PLC 4.55% 2035	720	685
Allergan PLC 4.75% 2045	130	126
Allison Transmission Holdings, Inc. 5.00% 2024[5]	430	424
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.557% 2025[2,4,6]	1,150	1,111
Altria Group, Inc. 4.50% 2043	350	336
Amazon.com, Inc. 2.80% 2024	2,920	2,788
Amazon.com, Inc. 3.15% 2027	1,960	1,885
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	450	445
American Campus Communities, Inc. 3.75% 2023	1,810	1,802
American Campus Communities, Inc. 4.125% 2024	1,195	1,190
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 8.854% 2019[4,5]	150	129
American Energy (Permian Basin) 7.125% 2020[5]	1,295	822
American Energy (Permian Basin) 7.375% 2021[5]	340	209
Amgen Inc. 1.85% 2021	420	402
Anheuser-Busch InBev NV 3.75% 2022	775	786
Anheuser-Busch InBev NV 3.30% 2023	635	630
Anheuser-Busch InBev NV 3.50% 2024	1,545	1,539
American Funds Insurance Series — Global Bond Fund — Page 123 of 171

unaudited
Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Anheuser-Busch InBev NV 4.00% 2028	$1,050	$1,049
Apple Inc. 2.50% 2022	1,200	1,177
Apple Inc. 3.35% 2027	1,075	1,051
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.334% 2025[2,4,6]	80	83
Argentine Republic 6.875% 2021	3,575	3,535
Argentine Republic 7.50% 2026	2,200	2,038
Argentine Republic 6.875% 2048	1,695	1,285
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.501% 2023[2,4,6]	210	211
Associated Materials, LLC 9.00% 2024[5]	1,065	1,121
AT&T Inc. 4.250% 2027	3,775	3,702
Autoridad del Canal de Panama 4.95% 2035[2,5]	1,000	1,046
Avis Budget Group, Inc. 5.50% 2023	450	440
Avon Products, Inc. 7.875% 2022[5]	345	344
B&G Foods, Inc. 4.625% 2021	50	49
B&G Foods, Inc. 5.25% 2025	225	213
Ball Corp. 4.375% 2020	300	303
Banco Nacional de Comercio Exterior SNC 3.80% 2026 (UST Yield Curve Rate T Note Constant Maturity 5 year + 3.00% on 8/11/2021)[1,5]	880	849
Bank of America Corp. 2.625% 2020	1,550	1,531
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[1]	1,400	1,386
Bayer AG 3.375% 2024[5]	840	810
Becton, Dickinson and Co. 2.675% 2019	353	350
Becton, Dickinson and Co. 3.70% 2027	1,430	1,355
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 9.53% 2025[2,4,6]	224	227
Blackstone CQP Holdco LP 6.00% 2021[5,7]	225	226
Blackstone CQP Holdco LP 6.50% 2021[5,7]	3,120	3,136
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[5]	375	371
Brandywine Operating Partnership, LP 3.95% 2023	190	189
British American Tobacco International Finance PLC 2.75% 2020[5]	530	524
British American Tobacco International Finance PLC 3.50% 2022[5]	385	382
British American Tobacco PLC 3.557% 2027[5]	1,545	1,440
British American Tobacco PLC 4.39% 2037[5]	1,190	1,119
Cablevision Systems Corp. 6.75% 2021	1,125	1,181
Calpine Corp. 5.25% 2026[5]	855	809
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[5]	200	198
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[5]	800	788
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	675	633
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[5]	575	529
Centene Corp. 4.75% 2022	1,465	1,481
Centene Corp. 4.75% 2025	150	150
Centene Corp. 5.375% 2026[5]	300	305
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 2023[2]	236	241
CenturyLink, Inc. 6.75% 2023	1,100	1,108
CenturyLink, Inc., Series T, 5.80% 2022	150	149
CF Industries, Inc. 4.95% 2043	545	461
Chemours Co. 6.625% 2023	680	714
Chesapeake Energy Corp. 4.875% 2022	1,400	1,351
Chesapeake Energy Corp. 8.00% 2025	450	459
Chesapeake Energy Corp. 8.00% 2027	590	602
Chile (Republic of) 3.86% 2047	750	712
CIT Group Inc. 3.875% 2019[2]	988	991
Citigroup Inc. 2.50% 2018	200	200
Citigroup Inc. 2.55% 2019	2,800	2,796
Citigroup Inc. 2.35% 2021	1,500	1,450
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	1,965	1,961
American Funds Insurance Series — Global Bond Fund — Page 124 of 171

unaudited
Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Cleveland-Cliffs Inc. 4.875% 2024[5]	$400	$387
Cleveland-Cliffs Inc. 5.75% 2025	2,200	2,093
CMS Energy Corp. 5.05% 2022	392	411
CMS Energy Corp. 3.875% 2024	100	100
Columbia Pipeline Partners LP 3.30% 2020	85	85
Commercial Mortgage Trust, Series 2014-UBS2, Class A1, 1.298% 2047[2]	263	262
Compass Diversified Holdings 8.00% 2026[5]	315	309
Concordia Healthcare Corp. 9.50% 2022[5,8]	580	36
Concordia Healthcare Corp. 7.00% 2023[5,8]	1,090	68
Concordia Healthcare Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 6.344% 2021[2,4,6]	282	252
CONSOL Energy Inc. 5.875% 2022	2,275	2,292
Consolidated Energy Finance SA 6.50% 2026[5]	185	183
Consumers Energy Co. 3.375% 2023	345	345
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	8	8
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[2]	13	14
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[2]	45	47
Convey Park Energy LLC 7.50% 2025[5]	275	282
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[2,5]	1,460	1,450
Corporate Risk Holdings LLC 9.50% 2019[5]	1,353	1,416
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[5,9,10,11]	166	178
Crédit Agricole SA 4.375% 2025[5]	1,100	1,066
CVR Partners, LP 9.25% 2023[5]	275	284
CVS Health Corp. 1.90% 2018	430	430
CVS Health Corp. 2.80% 2020	430	427
CVS Health Corp. 3.125% 2020	1,000	999
CVS Health Corp. 3.35% 2021	520	520
CVS Health Corp. 3.50% 2022	430	427
CVS Health Corp. 3.70% 2023	2,935	2,908
CVS Health Corp. 4.10% 2025	670	667
CVS Health Corp. 4.30% 2028	4,275	4,224
CVS Health Corp. 4.78% 2038	675	669
CVS Health Corp. 5.05% 2048	4,295	4,355
DaimlerChrysler North America Holding Corp. 2.25% 2020[5]	2,000	1,968
DaimlerChrysler North America Holding Corp. 2.00% 2021[5]	2,100	2,010
DaimlerChrysler North America Holding Corp. 2.875% 2021[5]	2,275	2,239
DaimlerChrysler North America Holding Corp. 3.00% 2021[5]	6,425	6,353
DaVita HealthCare Partners Inc. 5.00% 2025	480	453
DCP Midstream Operating LP 4.95% 2022	640	649
Deutsche Telekom International Finance BV 1.95% 2021[5]	575	549
Deutsche Telekom International Finance BV 2.82% 2022[5]	1,675	1,628
Deutsche Telekom International Finance BV 3.60% 2027[5]	890	840
Deutsche Telekom International Finance BV 9.25% 2032	1,930	2,767
Devon Energy Corp. 3.25% 2022	170	167
Diamond Offshore Drilling, Inc. 7.875% 2025	350	364
Diamond Offshore Drilling, Inc. 4.875% 2043	675	489
Dominican Republic 7.50% 2021[2,5]	2,000	2,101
Dominican Republic 5.50% 2025[5]	1,375	1,369
Dominican Republic 8.625% 2027[2,5]	225	256
Duke Energy Corp. 3.75% 2024	550	549
Duke Energy Corp. 2.65% 2026	2,695	2,431
EchoStar Corp. 6.625% 2026	100	93
Egypt (Arab Republic of) 7.50% 2027[5]	2,200	2,168
Electricité de France SA 6.95% 2039[5]	625	794
EMD Finance LLC 2.40% 2020[5]	1,485	1,465
EMD Finance LLC 2.95% 2022[5]	225	220
American Funds Insurance Series — Global Bond Fund — Page 125 of 171

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
EMD Finance LLC 3.25% 2025[5]	$2,450	$2,345
Enbridge Energy Partners, LP 9.875% 2019	750	782
Enbridge Energy Partners, LP 4.375% 2020	480	489
Enbridge Energy Partners, LP 5.20% 2020	1,535	1,579
Enbridge Inc. 4.00% 2023	600	602
Enbridge Inc. 4.25% 2026	655	650
Enbridge Inc. 3.70% 2027	754	716
Endo International PLC 5.75% 2022[5]	780	702
Endo International PLC 6.00% 2025[1,5]	300	236
Enel Finance International SA 2.75% 2023[5]	5,000	4,657
Enel Finance International SA 3.625% 2027[5]	2,375	2,176
Enel Finance International SA 3.50% 2028[5]	1,800	1,620
Energy Transfer Partners, LP 5.875% 2024	600	617
Energy Transfer Partners, LP 4.00% 2027	1,054	986
Energy Transfer Partners, LP 4.20% 2027	260	245
Energy Transfer Partners, LP 5.50% 2027	575	576
Energy Transfer Partners, LP 6.00% 2048	230	230
Enersis Américas SA 4.00% 2026	1,960	1,872
Ensco PLC 7.75% 2026	525	498
Ensco PLC 5.75% 2044	1,030	731
Envision Healthcare Corp. 5.125% 2022[5]	190	193
Equinix, Inc. 5.375% 2027	200	200
Essex Portfolio LP 3.50% 2025	2,835	2,740
Essex Portfolio LP 3.375% 2026	885	841
Euramax International, Inc. 12.00% 2020[5]	575	607
European Investment Bank 2.25% 2022	3,567	3,485
Exelon Corp. 3.497% 2022[1]	525	520
Exelon Corp. 3.40% 2026	1,465	1,393
Extraction Oil & Gas, Inc. 5.625% 2026[5]	400	384
Exxon Mobil Corp. 2.222% 2021	570	560
Fannie Mae 3.50% 2042[2]	760	763
Fannie Mae 3.50% 2042[2]	365	366
Fannie Mae 3.50% 2042[2]	255	256
Fannie Mae 3.50% 2048[2,12]	6,250	6,219
Fannie Mae 4.00% 2048[2,12]	9,498	9,669
Fannie Mae 4.00% 2048[2,12]	4,034	4,113
Fannie Mae 4.00% 2048[2,12]	2,668	2,714
Fannie Mae 4.50% 2048[2,12]	6,333	6,573
Fannie Mae 4.50% 2048[2,12]	5,830	6,060
Fannie Mae 4.50% 2048[2,12]	887	923
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 2022[2]	2,000	1,935
First Data Corp. 5.375% 2023[5]	175	177
First Data Corp. 5.00% 2024[5]	125	125
First Quantum Minerals Ltd. 7.00% 2021[5]	1,431	1,448
First Quantum Minerals Ltd. 7.50% 2025[5]	1,375	1,362
First Quantum Minerals Ltd. 6.875% 2026[5]	525	504
FirstEnergy Corp. 3.90% 2027	3,915	3,804
FirstEnergy Corp. 3.50% 2028[5]	645	613
FirstEnergy Corp. 4.85% 2047	380	390
Ford Motor Credit Co. 2.375% 2019	2,550	2,541
Ford Motor Credit Co. 2.597% 2019	2,020	2,005
France Télécom 9.00% 2031[1]	1,824	2,507
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[2]	12	11
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[2]	47	40
Freeport-McMoRan Inc. 3.55% 2022	1,450	1,381
American Funds Insurance Series — Global Bond Fund — Page 126 of 171

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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Frontier Communications Corp. 10.50% 2022	$375	$342
Frontier Communications Corp. 11.00% 2025	2,175	1,750
General Mills, Inc. 3.20% 2021	455	453
Genesis Energy, LP 6.75% 2022	425	431
Genesis Energy, LP 6.50% 2025	350	338
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[5]	75	84
Gogo Inc. 12.50% 2022[5]	2,185	2,338
Goldman Sachs Group, Inc. 2.00% 2019	850	844
Goldman Sachs Group, Inc. 2.875% 2021	2,152	2,125
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[1]	2,200	2,120
Goldman Sachs Group, Inc. 3.50% 2025	5,970	5,768
Goldman Sachs Group, Inc. 3.75% 2026	580	563
Goldman Sachs Group, Inc. 4.75% 2045	1,805	1,789
Government National Mortgage Assn. 4.00% 2048[2,12]	7,241	7,409
Groupe BPCE SA 5.70% 2023[5]	1,800	1,885
Guatemala (Republic of) 4.375% 2027	800	744
H.I.G. Capital, LLC 6.75% 2024[5]	318	312
Halliburton Co. 3.80% 2025	870	865
Hanesbrands Inc. 4.625% 2024[5]	85	83
Hanesbrands Inc. 4.875% 2026[5]	350	340
Hardwoods Acquisition Inc. 7.50% 2021[5]	228	213
Harris Corp. 2.70% 2020	155	154
HCA Inc. 5.875% 2023	250	260
HCA Inc. 5.25% 2026	125	124
Healthsouth Corp. 5.75% 2025	720	731
Hertz Global Holdings Inc. 7.625% 2022[5]	845	813
Holcim Ltd. 5.15% 2023[5]	1,290	1,354
HSBC Holdings PLC 4.00% 2022	305	310
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[1]	1,180	1,139
HSBC Holdings PLC 3.90% 2026	4,200	4,110
HUB International Ltd. 7.00% 2026[5]	85	84
Humana Inc. 3.85% 2024	1,000	999
Hungary 5.375% 2024	2,700	2,873
Huntsman International LLC 4.875% 2020	425	433
Husky Energy Inc. 7.25% 2019	250	264
Hyundai Capital America 2.55% 2020[5]	2,580	2,536
Hyundai Capital America 3.25% 2022[5]	658	641
Hyundai Capital Services Inc. 2.625% 2020[5]	500	489
Hyundai Capital Services Inc. 3.75% 2023[5]	2,450	2,414
Icahn Enterprises Finance Corp. 6.25% 2022	600	614
Imperial Tobacco Finance PLC 3.50% 2023[5]	2,000	1,957
Indonesia (Republic of) 3.75% 2022	2,960	2,935
Indonesia (Republic of) 4.75% 2026	3,500	3,555
Infor Software 7.125% 2021[5,11]	300	302
Inmarsat PLC 4.875% 2022[5]	1,075	1,062
Intelsat Jackson Holding Co. 7.25% 2020	405	405
Intelsat Jackson Holding Co. 7.50% 2021	2,050	2,045
Intelsat Jackson Holding Co. 6.625% 2024[2,6]	175	181
Intelsat Jackson Holding Co. 8.00% 2024[5]	350	368
International Paper Co. 7.30% 2039	600	769
Intesa Sanpaolo SpA 5.017% 2024[5]	2,510	2,280
Iraq (Republic of) 6.752% 2023[5]	545	525
Iron Mountain Inc. 4.875% 2027[5]	235	218
Jaguar Holding Co. 6.375% 2023[5]	225	224
Jonah Energy LLC 7.25% 2025[5]	350	284
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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Jordan (Hashemite Kingdom of) 5.75% 2027[5]	$1,035	$964
JPMorgan Chase & Co. 2.55% 2021	6,039	5,920
JPMorgan Chase & Co. 2.604% 2021 (3-month USD-LIBOR + 0.28% on 2/1/2020)[1]	1,700	1,686
JPMorgan Chase & Co. 3.25% 2022	1,000	991
Jupiter Resources Inc. 8.50% 2022[5]	85	35
KfW 2.125% 2022	3,955	3,852
Kimco Realty Corp. 6.875% 2019	1,250	1,305
Kinder Morgan Energy Partners, LP 3.50% 2021	175	175
Kinder Morgan Energy Partners, LP 3.45% 2023	2,250	2,174
Kinder Morgan Energy Partners, LP 3.50% 2023	1,600	1,558
Kinder Morgan Energy Partners, LP 4.15% 2024	1,700	1,694
Kinder Morgan Energy Partners, LP 5.50% 2044	4,225	4,208
Kinder Morgan, Inc. 4.30% 2028	2,185	2,121
Kinetic Concepts, Inc. 12.50% 2021[5]	325	361
Korea Housing Finance Corp. 2.50% 2020[2,5]	2,250	2,200
Korea Housing Finance Corp. 2.00% 2021[2,5]	2,525	2,402
Kraft Heinz Co. 4.375% 2046	825	716
Kratos Defense & Security Solutions, Inc. 6.50% 2025[5]	110	114
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.608% 2024[2,4,6]	425	440
Kuwait (State of) 2.75% 2022[5]	3,550	3,463
Liberty Global PLC 5.50% 2028[5]	375	338
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.78% 2020 (100% PIK)[2,4,6,11]	1,754	1,457
Lima Metro Line Finance Ltd. 5.875% 2034[2,5]	2,000	2,045
Limited Brands, Inc. 5.25% 2028	160	142
Limited Brands, Inc. 6.875% 2035	125	112
Lithuania (Republic of) 7.375% 2020	2,475	2,645
Lockheed Martin Corp. 2.50% 2020	205	202
LSB Industries, Inc. 9.625% 2023[5]	155	157
LSC Communications, Inc. 8.75% 2023[5]	475	467
Mallinckrodt PLC 4.875% 2020[5]	1,050	1,037
Maple Escrow 4.597% 2028[5]	2,050	2,061
Maple Escrow 5.085% 2048[5]	1,075	1,087
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.594% 2024[2,4,6]	398	401
McDonald’s Corp. 3.35% 2023	1,420	1,417
Medtronic, Inc. 3.50% 2025	3,500	3,465
Meredith Corp. 6.875% 2026[5]	225	222
Meritage Homes Corp. 5.125% 2027	375	350
MGM Resorts International 7.75% 2022	200	219
Microsoft Corp. 2.40% 2026	2,688	2,488
MidAmerican Energy Co. 4.40% 2044	240	248
Molina Healthcare, Inc. 5.375% 2022	1,250	1,264
Molina Healthcare, Inc. 4.875% 2025[5]	482	470
Morgan Stanley 3.125% 2026	1,421	1,323
Morgan Stanley 3.875% 2026	1,580	1,556
Morocco (Kingdom of) 5.50% 2042	3,100	3,154
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	550	564
Navient Corp. 4.875% 2019	465	468
Navient Corp. 6.50% 2022	565	579
Navient Corp. 5.50% 2023	1,195	1,179
Navient Corp. 6.125% 2024	175	174
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 5.564% 2020[2,4,6]	149	132
NGL Energy Partners LP 6.875% 2021	980	996
NGL Energy Partners LP 6.125% 2025	985	936
Niagara Mohawk Power Corp. 3.508% 2024[5]	180	180
Niagara Mohawk Power Corp. 4.278% 2034[5]	300	311
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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Nigeria (Republic of) 6.50% 2027[5]	$465	$434
Noble Corp. PLC 7.95% 2025[1]	250	234
Noble Corp. PLC 8.95% 2045[1]	650	596
Nova Chemicals Corp. 5.25% 2027[5]	500	467
Novelis Corp. 5.875% 2026[5]	325	312
NRG Energy, Inc. 6.25% 2022	525	542
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[2,5,11]	11	3
Oracle Corp. 2.65% 2026	2,327	2,148
Oracle Corp. 3.25% 2027	1,880	1,800
Owens & Minor, Inc. 3.875% 2021	600	573
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.869% 2025[2,4,6]	235	231
Pacific Gas and Electric Co. 3.25% 2023	580	554
Pacific Gas and Electric Co. 3.85% 2023	300	296
Pacific Gas and Electric Co. 2.95% 2026	590	527
Pacific Gas and Electric Co. 3.30% 2027	2,625	2,376
Pacific Gas and Electric Co. 3.30% 2027	1,125	1,012
Pacific Gas and Electric Co. 6.35% 2038	534	576
Pacific Gas and Electric Co. 3.75% 2042	630	521
Pacific Gas and Electric Co. 4.25% 2046	1,244	1,110
Pacific Gas and Electric Co. 3.95% 2047	1,250	1,073
Pakistan (Islamic Republic of) 5.50% 2021[5]	3,535	3,295
Pakistan (Islamic Republic of) 8.25% 2024	2,240	2,147
Panama (Republic of) 4.50% 2050[2]	1,230	1,185
Paraguay (Republic of) 4.70% 2027[5]	350	343
Paraguay (Republic of) 5.60% 2048[5]	2,340	2,276
Peabody Energy Corp. 6.00% 2022[5]	150	152
Peabody Energy Corp. 6.375% 2025[5]	75	77
Pernod Ricard SA 4.45% 2022[5]	730	751
Peru (Republic of) 5.625% 2050	280	326
Petrobras Global Finance Co. 6.125% 2022	657	670
Petrobras Global Finance Co. 5.299% 2025[5]	1,650	1,527
Petrobras Global Finance Co. 6.85% 2115	2,000	1,688
Petróleos Mexicanos 6.50% 2027	2,675	2,740
Petróleos Mexicanos 6.35% 2048[5]	927	844
Petsmart Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 5.341% 2022[2,4,6]	725	602
Petsmart, Inc. 5.875% 2025[5]	2,195	1,696
Petsmart, Inc. 8.875% 2025[5]	1,240	821
Philip Morris International Inc. 2.00% 2020	950	935
Philip Morris International Inc. 2.625% 2022	280	273
Philip Morris International Inc. 4.25% 2044	475	451
Phillips 66 Partners LP 4.68% 2045	110	103
Pisces Parent, LLC 8.00% 2026[5]	250	242
Platform Specialty Products Corp. 5.875% 2025[5]	200	196
PNC Bank 2.40% 2019	1,225	1,217
PNC Bank 2.30% 2020	865	852
PNC Bank 2.60% 2020	275	272
Poland (Republic of) 4.00% 2024	980	997
Poland (Republic of) 3.25% 2026	4,590	4,439
Progress Energy, Inc. 7.05% 2019	910	936
Progress Energy, Inc. 7.75% 2031	550	733
Prologis, Inc. 4.25% 2023	2,075	2,140
Puget Energy, Inc. 6.50% 2020	335	359
Puget Energy, Inc. 6.00% 2021	1,023	1,095
Puget Energy, Inc. 5.625% 2022	480	509
Qatar (State of) 3.875% 2023[5]	475	476
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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Qatar (State of) 4.50% 2028[5]	$3,205	$3,241
Qatar (State of) 5.103% 2048[5]	530	530
QGOG Constellation SA 9.50% 2024 (5.26% PIK)[2,5,11]	2,158	912
Quebec (Province of) 2.375% 2022	1,748	1,710
Quintiles Transnational Corp. 4.875% 2023[5]	250	254
R.R. Donnelley & Sons Co. 7.875% 2021	300	306
R.R. Donnelley & Sons Co. 6.50% 2023	625	619
Rabobank Nederland 4.625% 2023	2,180	2,198
Rayonier Advanced Materials Inc. 5.50% 2024[5]	325	307
Reynolds American Inc. 3.25% 2020	640	639
Reynolds American Inc. 4.00% 2022	455	458
Reynolds American Inc. 4.45% 2025	2,115	2,129
Roche Holdings, Inc. 2.875% 2021[5]	1,250	1,238
Roche Holdings, Inc. 3.35% 2024[5]	3,050	3,032
Roche Holdings, Inc. 2.375% 2027[5]	725	662
Romania 5.125% 2048[5]	6,200	5,998
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2023[2,4,6,9,10]	497	497
Royal Dutch Shell PLC 1.375% 2019	2,000	1,968
Royal Dutch Shell PLC 1.75% 2021	1,740	1,667
Ryerson Inc. 11.00% 2022[5]	835	921
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	550	510
Santander Holdings USA, Inc. 3.70% 2022	4,475	4,412
Saudi Arabia (Kingdom of) 2.894% 2022[5]	1,900	1,850
Saudi Arabia (Kingdom of) 3.628% 2027[5]	1,900	1,837
Saudi Arabia (Kingdom of) 3.625% 2028[5]	3,840	3,660
Saudi Arabia (Kingdom of) 4.50% 2030[5]	3,115	3,117
Scentre Group 3.50% 2025[5]	600	579
Scentre Group 3.75% 2027[5]	300	288
Schlumberger BV 4.00% 2025[5]	1,460	1,457
Shire PLC 1.90% 2019	2,000	1,970
Shire PLC 2.40% 2021	3,930	3,765
Shire PLC 2.875% 2023	818	770
Shire PLC 3.20% 2026	405	372
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series T, 3.375% 2023	2,450	2,440
Sirius XM Radio Inc. 3.875% 2022[5]	425	412
Skandinaviska Enskilda Banken AB 2.625% 2021	2,250	2,210
Skandinaviska Enskilda Banken AB 2.80% 2022	5,100	4,971
SM Energy Co. 6.50% 2021	75	77
Southwestern Energy Co. 4.10% 2022	1,315	1,262
Staples Inc. 8.50% 2025[5]	260	243
Starwood Property Trust, Inc. 5.00% 2021	350	354
State Grid Overseas Investment Ltd. 3.50% 2027[5]	5,600	5,349
Statoil ASA 3.70% 2024	1,950	1,969
Statoil ASA 4.25% 2041	1,000	994
Sunoco LP 4.875% 2023[5]	130	125
Sweden (Kingdom of) 1.125% 2019[5]	3,000	2,945
Talen Energy Corp. 9.50% 2022[5]	360	355
Talen Energy Corp. 10.50% 2026[5]	85	76
Targa Resources Partners LP 6.75% 2024	190	200
Team Health Holdings, Inc. 6.375% 2025[5]	620	536
Teco Finance, Inc. 5.15% 2020	75	77
Teekay Corp. 8.50% 2020	2,075	2,148
Teekay Offshore Partners LP 8.50% 2023[5]	400	405
Tenet Healthcare Corp. 4.75% 2020	175	176
Tenet Healthcare Corp. 6.00% 2020	430	443
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Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Tenet Healthcare Corp. 4.375% 2021	$250	$247
Tenet Healthcare Corp. 4.50% 2021	1,625	1,617
Tenet Healthcare Corp. 4.625% 2024[5]	421	400
Teva Pharmaceutical Finance Company BV 2.20% 2021	270	251
Teva Pharmaceutical Finance Company BV 2.80% 2023	1,280	1,106
Teva Pharmaceutical Finance Company BV 6.00% 2024	230	230
Teva Pharmaceutical Finance Company BV 3.15% 2026	2,420	1,948
Transocean Inc. 9.00% 2023[5]	419	453
Trilogy International Partners, LLC 8.875% 2022[5]	950	964
Turkey (Republic of) 6.25% 2022	1,880	1,889
U.S. Treasury 2.50% 2020	7,900	7,896
U.S. Treasury 1.125% 2021[13]	28,660	27,575
U.S. Treasury 2.00% 2021	16,500	16,177
U.S. Treasury 2.00% 2022	3,500	3,397
U.S. Treasury 2.125% 2022	41,955	40,888
U.S. Treasury 2.375% 2023	27,625	27,205
U.S. Treasury 2.625% 2023	6,900	6,870
U.S. Treasury 2.75% 2023	39,400	39,423
U.S. Treasury 1.875% 2024	9,400	8,913
U.S. Treasury 2.75% 2025	12,000	11,945
U.S. Treasury 2.00% 2026	33,560	31,430
U.S. Treasury 2.25% 2027	27,700	26,307
U.S. Treasury 2.75% 2028[13]	57,600	57,050
U.S. Treasury 2.875% 2028	24,000	24,030
U.S. Treasury 2.75% 2047[13]	18,900	17,995
U.S. Treasury 3.00% 2048	10,600	10,612
U.S. Treasury 3.125% 2048	4,000	4,103
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	7,174	6,976
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	27,083	27,056
U.S. Treasury Inflation-Protected Security 0.25% 2025[3]	11,740	11,422
U.S. Treasury Inflation-Protected Security 0.375% 2025[3]	5,810	5,709
U.S. Treasury Inflation-Protected Security 2.375% 2025[3]	1,528	1,695
U.S. Treasury Inflation-Protected Security 0.625% 2026[3]	10,227	10,174
U.S. Treasury Inflation-Protected Security 0.375% 2027[3]	3,785	3,679
U.S. Treasury Inflation-Protected Security 0.75% 2042[3]	693	677
U.S. Treasury Inflation-Protected Security 0.625% 2043[3]	1,308	1,238
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	5,697	6,358
U.S. Treasury Inflation-Protected Security 0.75% 2045[3]	713	691
U.S. Treasury Inflation-Protected Security 1.00% 2046[3]	6,925	7,131
Ultra Petroleum Corp. 6.875% 2022[5]	630	480
Ultra Petroleum Corp. 7.125% 2025[5]	250	177
UniCredit SPA 3.75% 2022[5]	1,750	1,671
UniCredit SPA 4.625% 2027[5]	2,150	2,002
Union Pacific Corp. 4.50% 2048	260	263
Unisys Corp. 10.75% 2022[5]	425	478
United Mexican States 3.75% 2028	2,000	1,893
UnitedHealth Group Inc. 2.70% 2020	520	517
Vale SA 6.25% 2026	1,310	1,422
Valeant Pharmaceuticals International, Inc. 6.125% 2025[5]	2,450	2,266
Valeant Pharmaceuticals International, Inc. 9.00% 2025[5]	110	115
Valeant Pharmaceuticals International, Inc. 9.25% 2026[5]	545	567
Veritas Holdings Limited 7.50% 2023[5]	200	188
Verizon Communications Inc. 4.50% 2033	1,920	1,865
Verizon Communications Inc. 4.125% 2046	1,814	1,554
Vine Oil & Gas LP 8.75% 2023[5]	325	301
American Funds Insurance Series — Global Bond Fund — Page 131 of 171

unaudited
Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Virgin Australia Holdings Ltd. 8.50% 2019[5]	$100	$101
Volkswagen Group of America Finance, LLC 2.45% 2019[5]	545	539
Warrior Met Coal, Inc. 8.00% 2024[5]	250	259
WEA Finance LLC 2.70% 2019[5]	1,185	1,180
WEA Finance LLC 3.25% 2020[5]	3,030	3,025
WEA Finance LLC 3.75% 2024[5]	535	529
Weatherford International PLC 4.50% 2022	250	231
Weatherford International PLC 8.25% 2023	850	845
Weatherford International PLC 9.875% 2024	125	127
Weatherford International PLC 9.875% 2025[5]	325	328
Weatherford International PLC 6.50% 2036	650	512
Weatherford International PLC 6.75% 2040	1,280	1,021
WellPoint, Inc. 2.30% 2018	585	585
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[1]	900	863
Western Gas Partners LP 4.00% 2022	1,500	1,483
Western Gas Partners LP 3.95% 2025	2,900	2,738
Westfield Corp. Ltd. 3.15% 2022[5]	245	240
Williams Partners LP 4.125% 2020	375	380
Williams Partners LP 5.25% 2020	225	232
Williams Partners LP 4.50% 2023	760	772
Williams Partners LP 4.30% 2024	1,380	1,386
Wind Tre SpA 5.00% 2026[5]	725	578
WM. Wrigley Jr. Co 3.375% 2020[5]	515	517
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[5]	543	518
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[5]	375	369
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[5]	275	257
Ziggo Bond Finance BV 5.50% 2027[5]	1,475	1,381
Zimmer Holdings, Inc. 3.15% 2022	790	776
		1,000,418
Total bonds, notes & other debt instruments (cost: $2,095,810,000)		2,055,706
Convertible stocks 0.05% U.S. dollars 0.05%	Shares
Associated Materials, LLC, 14.00% convertible preferred 2020[9,10]	850	1,033
Total convertible stocks (cost: $816,000)		1,033
Common stocks 0.07% Swiss francs 0.01%
CEVA Logistics AG5,9,14	9,337	200
U.S. dollars 0.06%
Corporate Risk Holdings I, Inc.[7,9,10,14]	25,840	791
Corporate Risk Holdings Corp.[7,9,10,14]	131	—
Ascent Resources Marcellus Holdings, Inc.[9,14]	158,988	513
Ply Gem Parent, LLC, Class B9,10,14	1	—
		1,304
Total common stocks (cost: $2,505,000)		1,504
American Funds Insurance Series — Global Bond Fund — Page 132 of 171

unaudited
Rights & warrants 0.00% U.S. dollars 0.00%	Shares	Value (000)
Ascent Resources Marcellus Holdings, Inc., Class A, warrants, expire 2023[9,10,14]	53,128	$27
Ascent Resources Marcellus Holdings, Inc., Class B, warrants, expire 2023[9,10,14]	41,322	16
Ascent Resources Marcellus Holdings, Inc., Class C, warrants, expire 2023[9,10,14]	39,060	13
Associated Materials, LLC, warrants, expire 2023[9,10,14]	12,075	—
Total rights & warrants (cost: $8,000)		56
Short-term securities 9.89%	Principal amount (000)
Caisse d’Amortissement de la Dette Sociale 1.99% due 7/9/2018	$ 16,100	16,092
Egyptian Treasury Bills 15.42%–16.35% due 7/10/2018–12/18/2018	EGP209,900	11,129
Japanese Treasury Discount Bills (0.14)% due 5/20/2019	¥11,900,000	107,607
Nigerian Treasury Bills 11.65%–16.91% due 7/5/2018–12/6/2018	NGN5,525,905	14,861
Swedbank AB 1.85% due 7/2/2018	$30,900	30,895
United Overseas Bank Ltd. 2.00% due 7/10/2018[5]	40,600	40,576
Total short-term securities (cost: $221,612,000)		221,160
Total investment securities 101.92% (cost: $2,320,751,000)		2,279,459
Other assets less liabilities (1.92)%		(42,856)
Net assets 100.00%		$2,236,603
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 6/30/2018[16] (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
5 Year Euro-Bobl Futures	Short	142	September 2018	$(14,200)	$(21,918)	$(115)
5 Year U.S. Treasury Note Futures	Long	1,068	October 2018	106,800	121,343	627
10 Year Ultra U.S. Treasury Note Futures	Long	93	September 2018	9,300	11,926	93
10 Year U.S. Treasury Note Futures	Long	76	September 2018	7,600	9,134	86
30 Year Ultra U.S. Treasury Bond Futures	Short	141	September 2018	(14,100)	(22,498)	(204)
						$487
Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD5,763	MXN107,300	JPMorgan Chase	7/9/2018	$369
USD3,099	ZAR39,200	UBS AG	7/9/2018	245
USD20,347	JPY2,253,235	JPMorgan Chase	7/9/2018	(18)
JPY1,655,674	USD15,154	Goldman Sachs	7/9/2018	(190)
JPY2,444,831	USD22,377	Goldman Sachs	7/9/2018	(281)
USD18,116	MYR72,000	JPMorgan Chase	7/10/2018	297
USD7,430	PLN26,900	JPMorgan Chase	7/10/2018	248
USD16,626	EUR14,075	Citibank	7/10/2018	176
USD5,651	GBP4,200	Citibank	7/10/2018	105
USD10,112	CHF9,930	JPMorgan Chase	7/10/2018	76
JPY445,496	USD4,079	Citibank	7/10/2018	(52)
American Funds Insurance Series — Global Bond Fund — Page 133 of 171

unaudited
Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
CHF9,929	USD10,112	JPMorgan Chase	7/10/2018	$(76)
JPY1,483,519	USD13,545	Citibank	7/10/2018	(136)
MYR60,765	USD15,198	JPMorgan Chase	7/10/2018	(159)
EUR14,075	USD16,685	Bank of America, N.A.	7/10/2018	(236)
PLN26,900	USD7,463	JPMorgan Chase	7/10/2018	(280)
USD7,727	GBP5,900	Morgan Stanley	7/11/2018	(63)
USD15,400	GBP11,737	JPMorgan Chase	7/11/2018	(99)
GBP23,523	USD31,700	Bank of America, N.A.	7/11/2018	(638)
USD7,709	THB244,600	Bank of America, N.A.	7/12/2018	323
USD13,972	INR941,650	JPMorgan Chase	7/12/2018	250
USD1,723	INR116,000	JPMorgan Chase	7/12/2018	32
NOK37,200	USD4,621	Bank of America, N.A.	7/12/2018	(51)
GBP6,389	USD8,564	Citibank	7/12/2018	(127)
USD4,890	BRL17,500	Citibank	7/13/2018	382
USD9,306	ILS33,250	Bank of America, N.A.	7/16/2018	206
EUR4,605	USD5,442	Bank of America, N.A.	7/16/2018	(58)
EUR17,250	USD20,667	UBS AG	7/16/2018	(496)
JPY1,010,000	USD9,169	JPMorgan Chase	7/17/2018	(35)
JPY392,473	USD3,563	Citibank	7/18/2018	(14)
NOK31,115	DKK24,600	Citibank	7/18/2018	(38)
USD15,595	KRW16,837,700	Bank of America, N.A.	7/19/2018	480
USD5,759	COP16,479,481	JPMorgan Chase	7/19/2018	142
USD13,575	INR923,000	Citibank	7/19/2018	135
USD8,450	COP24,598,000	Bank of America, N.A.	7/19/2018	66
EUR5,423	USD6,310	Goldman Sachs	7/19/2018	33
USD7,565	MXN158,000	Bank of America, N.A.	7/19/2018	(365)
USD7,616	MYR30,500	JPMorgan Chase	7/20/2018	69
EUR10,653	GBP9,396	Citibank	7/20/2018	46
USD2,407	INR163,000	Goldman Sachs	7/20/2018	34
JPY615,168	EUR4,800	JPMorgan Chase	7/20/2018	(50)
GBP9,342	EUR10,652	JPMorgan Chase	7/20/2018	(119)
USD30,622	PLN114,400	Bank of America, N.A.	7/23/2018	70
USD7,540	PLN28,100	Bank of America, N.A.	7/23/2018	36
JPY1,310,000	USD11,918	Citibank	7/23/2018	(67)
USD9,131	INR627,000	Bank of America, N.A.	7/24/2018	7
USD8,828	ILS31,900	Bank of America, N.A.	7/25/2018	92
EUR10,459	USD12,171	JPMorgan Chase	7/25/2018	68
USD23,290	JPY2,576,365	JPMorgan Chase	7/25/2018	(21)
JPY727,337	USD6,624	Bank of America, N.A.	7/25/2018	(43)
JPY2,576,365	USD23,464	Bank of America, N.A.	7/25/2018	(153)
USD13,460	CAD17,900	JPMorgan Chase	7/25/2018	(163)
EUR9,784	PLN42,600	Goldman Sachs	7/27/2018	72
JPY878,869	USD8,048	Morgan Stanley	7/27/2018	(94)
EUR24,418	USD28,398	Goldman Sachs	7/31/2018	186
EUR3,395	USD3,948	Goldman Sachs	7/31/2018	26
USD6,091	THB201,000	JPMorgan Chase	7/31/2018	19
USD9,614	AUD13,010	Morgan Stanley	7/31/2018	(15)
JPY646,098	USD5,865	Bank of New York Mellon	7/31/2018	(16)
USD8,655	EUR7,410	JPMorgan Chase	7/31/2018	(19)
JPY2,218,752	USD20,140	Bank of New York Mellon	7/31/2018	(55)
JPY3,592,753	USD32,612	Bank of New York Mellon	7/31/2018	(90)
USD7,567	INR504,900	Citibank	9/24/2018	275
American Funds Insurance Series — Global Bond Fund — Page 134 of 171

unaudited
Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2018 (000)
Purchases (000)	Sales (000)
USD5,348	BRL18,000	Citibank	11/29/2018	$771
USD2,192	BRL7,400	Citibank	11/29/2018	310
USD5,778	BRL19,300	Citibank	3/11/2019	916
BRL19,300	USD5,077	JPMorgan Chase	3/11/2019	(216)
USD16,793	BRL56,500	JPMorgan Chase	3/15/2019	2,570
USD1,143	EUR900	JPMorgan Chase	3/15/2019	69
BRL27,600	USD7,227	JPMorgan Chase	3/15/2019	(279)
USD947	EUR745	Goldman Sachs	4/12/2019	56
USD110,652	JPY11,900,000	Citibank	5/20/2019	376
				$4,821
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.8935%	U.S. EFFR	9/26/2018	$335,900	$(22)	$—	$(22)
1.6505%	3-month USD-LIBOR	3/21/2019	85,000	(526)	—	(526)
1.4898%	6-month EURIBOR	11/24/2047	€2,150	22	—	22
1.5768%	6-month EURIBOR	3/6/2048	5,000	179	—	179
1.4658%	6-month EURIBOR	4/20/2048	3,000	10	—	10
					$—	$(337)

[1]	Step bond; coupon rate may change at a later date.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $215,969,000, which represented 9.66% of the net assets of the fund.
[6]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $5,825,000, which represented .26% of the net assets of the fund.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,268,000, which represented .15% of the net assets of the fund.
[10]	Value determined using significant unobservable inputs.
[11]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[12]	Purchased on a TBA basis.
[13]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,553,000, which represented .11% of the net assets of the fund.
[14]	Security did not produce income during the last 12 months.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Global Bond Fund — Page 135 of 171

unaudited
Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017	$3,120	$3,136.14%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	225	226.01
Corporate Risk Holdings I, Inc.	8/31/2015	287	791.04
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
Total private placement securities		$3,632	$4,153.19%

Key to abbreviations and symbols
AUD/A$ = Australian dollars	KRW = South Korean won
ARS = Argentine pesos	LIBOR = London Interbank Offered Rate
BRL = Brazilian reais	MXN = Mexican pesos
CAD/C$ = Canadian dollars	MYR = Malaysian ringgits
CHF = Swiss francs	NGN = Nigerian naira
COP = Colombian pesos	NOK/NKr = Norwegian kroner
CZK = Czech korunas	PEN = Peruvian nuevos soles
DKK/DKr = Danish kroner	PLN = Polish zloty
EFFR = Effective Federal Funds Rate	RON = Romanian leu
EGP = Egyptian pounds	TBA = To-be-announced
EUR/€ = Euros	THB = Thai baht
EURIBOR = Euro Interbank Offered Rate	TRY = Turkish lira
GBP/£ = British pounds	USD/$ = U.S. dollars
ILS = Israeli shekels	UYU = Uruguayan pesos
INR = Indian rupees	ZAR = South African rand
JPY/¥ = Japanese yen
American Funds Insurance Series — Global Bond Fund — Page 136 of 171

High-Income Bond Fund
Investment portfolio
June 30, 2018
unaudited
Bonds, notes & other debt instruments 95.20% Corporate bonds & notes 94.70% Energy 18.98%	Principal amount (000)	Value (000)
Aker BP ASA 5.875% 2025[1]	$2,100	$2,170
American Energy (Permian Basin) 7.125% 2020[1]	7,445	4,728
American Energy (Permian Basin) 7.375% 2021[1]	6,770	4,164
American Midstream Partners, LP 8.50% 2021[1]	1,350	1,330
Antero Resources Corp. 5.375% 2024	2,745	2,779
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.501% 2023[2,3,4]	1,329	1,335
Ascent Resources-Utica LLC 10.00% 2022[1]	675	746
Berry Petroleum Corporation 7.00% 2026[1]	2,160	2,214
Blackstone CQP Holdco LP 6.00% 2021[1,5]	1,600	1,604
Blackstone CQP Holdco LP 6.50% 2021[1,5]	21,230	21,336
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.125% 2022[1]	2,000	2,030
California Resources Corp., Term Loan B1, (3-month USD-LIBOR + 10.375%) 12.466% 2021[2,3,4]	1,325	1,476
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.838% 2022[2,3,4]	3,200	3,266
Carrizo Oil & Gas Inc. 6.25% 2023	2,500	2,544
Cheniere Energy Partners, LP 5.25% 2025[1]	2,200	2,151
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 5.598% 2019[4]	2,220	2,220
Chesapeake Energy Corp. 4.875% 2022	4,500	4,342
Chesapeake Energy Corp. 8.00% 2022[1]	2,993	3,153
Chesapeake Energy Corp. 8.00% 2025	6,100	6,228
Chesapeake Energy Corp. 8.00% 2027	2,795	2,851
CONSOL Energy Inc. 5.875% 2022	12,824	12,923
Convey Park Energy LLC 7.50% 2025[1]	1,400	1,435
DCP Midstream LP 7.375% 2022 (3-month USD-LIBOR + 5.148% on 12/15/2022)[6]	1,500	1,439
DCP Midstream Operating LP 4.95% 2022	3,030	3,072
Denbury Resources Inc. 9.00% 2021[1]	851	904
Diamond Offshore Drilling, Inc. 7.875% 2025	1,650	1,716
Diamond Offshore Drilling, Inc. 4.875% 2043	3,260	2,363
Diamondback Energy, Inc. 5.375% 2025[1]	950	951
Enbridge Inc., Series A, 6.00% 2077 (3-month USD-LIBOR + 3.89% on 1/15/2027)[6]	1,835	1,734
Energy Transfer Partners, LP 4.25% 2023	1,775	1,717
Energy Transfer Partners, LP 5.875% 2024	2,925	3,005
Energy Transfer Partners, LP 5.50% 2027	3,120	3,128
Energy Transfer Partners, LP 6.25% (undated) (3-month USD-LIBOR + 4.028% on 2/15/2023)[6]	1,750	1,624
Ensco PLC 7.75% 2026	3,225	3,059
Ensco PLC 5.75% 2044	4,845	3,440
EP Energy Corp. 8.00% 2024[1]	1,300	1,320
EP Energy Corp. 7.75% 2026[1]	1,200	1,230
Extraction Oil & Gas, Inc. 5.625% 2026[1]	4,040	3,874
Genesis Energy, LP 6.75% 2022	2,300	2,334
Genesis Energy, LP 6.50% 2025	1,690	1,631
Indigo Natural Resources LLC 6.875% 2026[1]	885	861
Jagged Peak Energy LLC 5.875% 2026[1]	1,300	1,277
Jonah Energy LLC 7.25% 2025[1]	4,400	3,575
Jupiter Resources Inc. 8.50% 2022[1]	695	287
Kcad Holdings I Ltd. 7.25% 2021[1]	1,220	1,186
American Funds Insurance Series — High-Income Bond Fund — Page 137 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Laredo Petroleum, Inc. 5.625% 2022	$1,656	$1,642
McDermott International, Inc. 10.625% 2024[1]	1,900	1,985
McDermott International, Term Loan B, (3-month USD-LIBOR + 5.00%) 6.908% 2025[2,3,4]	1,172	1,180
Murphy Oil Corp. 6.875% 2024	1,400	1,474
Murphy Oil Corp. 5.75% 2025	1,690	1,689
Nabors Industries Ltd. 5.75% 2025[1]	1,300	1,232
Neptune Energy Group Holdings Ltd. 6.625% 2025[1]	1,185	1,155
NGL Energy Partners LP 6.875% 2021	7,010	7,124
NGL Energy Partners LP 6.125% 2025	4,690	4,455
Noble Corp. PLC 7.95% 2025[6]	2,225	2,080
Noble Corp. PLC 8.95% 2045[6]	2,250	2,064
NuStar Logistics, LP 5.625% 2027	2,000	1,942
Oasis Petroleum Inc. 6.25% 2026[1]	910	920
ONEOK, Inc. 7.50% 2023	1,250	1,434
Parsley Energy, Inc. 6.25% 2024[1]	500	520
Parsley Energy, Inc. 5.25% 2025[1]	500	494
Parsley Energy, Inc. 5.375% 2025[1]	650	648
PDC Energy Inc. 5.75% 2026[1]	1,125	1,126
Peabody Energy Corp. 6.00% 2022[1]	1,050	1,067
Peabody Energy Corp. 6.375% 2025[1]	425	438
Petrobras Global Finance Co. 7.375% 2027	1,330	1,332
QEP Resources, Inc. 5.625% 2026	855	820
QGOG Constellation SA 9.50% 2024 (5.26% PIK)[1,3,7]	6,129	2,589
Range Resources Corp. 5.00% 2022	575	572
Range Resources Corp. 4.875% 2025	1,600	1,508
Rockpoint Gas Storage Canada Ltd 7.00% 2023[1]	2,450	2,462
Sanchez Energy Corp. 7.25% 2023[1]	2,525	2,509
Seven Generations Energy Ltd. 5.375% 2025[1]	425	410
SM Energy Co. 6.50% 2021	750	768
SM Energy Co. 6.125% 2022	750	773
SM Energy Co. 5.625% 2025	905	878
Southwestern Energy Co. 4.10% 2022	7,430	7,133
Southwestern Energy Co. 7.50% 2026	2,325	2,418
Southwestern Energy Co. 7.75% 2027	475	494
Sunoco LP 4.875% 2023[1]	4,225	4,067
Sunoco LP 5.50% 2026[1]	1,895	1,800
Sunoco LP 5.875% 2028[1]	725	685
Tapstone Energy Inc. 9.75% 2022[1]	2,075	1,821
Targa Resources Corp. 5.875% 2026[1]	2,400	2,421
Targa Resources Partners LP 6.75% 2024	1,035	1,089
Targa Resources Partners LP 5.125% 2025	375	371
Teekay Corp. 8.50% 2020	12,018	12,439
Teekay Offshore Partners LP 8.50% 2023[1]	3,550	3,594
Transocean Guardian Ltd. 5.875% 2024[1,3]	2,790	2,776
Transocean Inc. 8.375% 2021[6]	2,805	3,015
Transocean Inc. 9.00% 2023[1]	3,141	3,392
Transocean Inc. 7.75% 2024[1,3]	1,594	1,713
Transocean Inc. 7.50% 2026[1]	350	356
Ultra Petroleum Corp. 6.875% 2022[1]	4,090	3,119
Ultra Petroleum Corp. 7.125% 2025[1]	1,675	1,185
USA Compression Partners, LP 6.875% 2026[1]	1,950	2,026
Vine Oil & Gas LP 8.75% 2023[1]	1,450	1,345
Vine Oil & Gas LP, Term Loan, (3-month USD-LIBOR + 6.875%) 8.969% 2021[2,3,4,8]	1,550	1,558
Weatherford International PLC 7.75% 2021	1,710	1,766
American Funds Insurance Series — High-Income Bond Fund — Page 138 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Weatherford International PLC 4.50% 2022	$2,640	$2,436
Weatherford International PLC 8.25% 2023	225	224
Weatherford International PLC 9.875% 2024	905	918
Weatherford International PLC 9.875% 2025[1]	2,725	2,752
Weatherford International PLC 6.50% 2036	5,615	4,422
Weatherford International PLC 6.75% 2040	7,755	6,185
Whiting Petroleum Corp. 6.625% 2026[1]	2,085	2,153
Williams Companies, Inc. 4.55% 2024	500	503
WPX Energy Inc. 6.00% 2022	516	539
WPX Energy Inc. 5.75% 2026	2,045	2,053
		264,810
Health care 14.05%
Centene Corp. 4.75% 2022	6,515	6,588
Centene Corp. 6.125% 2024	2,000	2,113
Centene Corp. 4.75% 2025	3,655	3,646
Centene Corp. 5.375% 2026[1]	5,660	5,748
Charles River Laboratories International, Inc. 5.50% 2026[1]	885	889
Community Health Systems Inc. 6.25% 2023	850	782
Concordia Healthcare Corp. 9.50% 2022[1,9]	1,645	103
Concordia Healthcare Corp. 7.00% 2023[1,9]	6,590	412
Concordia Healthcare Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 6.344% 2021[2,3,4]	1,518	1,353
DaVita HealthCare Partners Inc. 5.125% 2024	3,265	3,173
DaVita HealthCare Partners Inc. 5.00% 2025	2,365	2,232
Eagle Holding Co II LLC 7.625% 2022[1,7]	450	456
Endo International PLC 5.75% 2022[1]	3,475	3,128
Endo International PLC 5.375% 2023[1,6]	600	483
Endo International PLC 6.00% 2023[1]	4,335	3,587
Endo International PLC 5.875% 2024[1]	1,450	1,421
Endo International PLC 6.00% 2025[1,6]	2,805	2,202
Envision Healthcare Corp. 5.125% 2022[1]	880	892
HCA Inc. 7.50% 2022	360	392
HCA Inc. 5.875% 2023	1,925	2,002
HCA Inc. 5.375% 2025	650	642
HCA Inc. 5.25% 2026	550	548
HCA Inc. 5.875% 2026	1,805	1,825
HCA Inc. 4.50% 2027	2,025	1,911
HCA Inc. 7.50% 2033	315	333
HCA Inc. 7.75% 2036	205	217
Healthsouth Corp. 5.75% 2024	1,275	1,281
Healthsouth Corp. 5.75% 2025	2,480	2,517
Hologic, Inc. 4.375% 2025[1]	2,730	2,614
IMS Health Holdings, Inc. 5.00% 2026[1]	2,350	2,297
inVentiv Health, Inc. 7.50% 2024[1]	1,340	1,410
Jaguar Holding Co. 6.375% 2023[1]	2,625	2,619
Kinetic Concepts, Inc. 7.875% 2021[1]	700	711
Kinetic Concepts, Inc. 12.50% 2021[1]	6,463	7,174
Mallinckrodt PLC 4.875% 2020[1]	5,365	5,298
Molina Healthcare, Inc. 5.375% 2022	10,910	11,033
Molina Healthcare, Inc. 4.875% 2025[1]	4,294	4,187
Multiplan, Inc. 8.50% 2022[1,7]	1,035	1,071
Multiplan, Inc. 7.125% 2024[1]	2,575	2,646
NVA Holdings Inc. 6.875% 2026[1]	3,080	3,076
Owens & Minor, Inc. 3.875% 2021	3,075	2,937
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.869% 2025[2,3,4]	$1,750	$1,722
PAREXEL International Corp. 6.375% 2025[1]	4,110	3,946
Prestige Brands International Inc. 6.375% 2024[1]	2,725	2,711
Quintiles Transnational Corp. 4.875% 2023[1]	2,300	2,335
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2023[2,3,4,8,10]	2,310	2,311
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.325% 2023[2,3,4,7,8,10]	6,914	6,311
Team Health Holdings, Inc. 6.375% 2025[1]	2,905	2,513
Teleflex Inc. 4.625% 2027	930	882
Tenet Healthcare Corp. 4.75% 2020	4,050	4,080
Tenet Healthcare Corp. 6.00% 2020	6,565	6,770
Tenet Healthcare Corp. 4.375% 2021	4,255	4,207
Tenet Healthcare Corp. 4.50% 2021	1,405	1,398
Tenet Healthcare Corp. 8.125% 2022	3,250	3,404
Tenet Healthcare Corp. 6.75% 2023	1,650	1,648
Tenet Healthcare Corp. 4.625% 2024[1]	4,042	3,844
Tenet Healthcare Corp. 5.125% 2025[1]	450	429
Teva Pharmaceutical Finance Company BV 2.20% 2021	987	916
Teva Pharmaceutical Finance Company BV 2.80% 2023	1,925	1,664
Teva Pharmaceutical Finance Company BV 6.00% 2024	3,315	3,314
Teva Pharmaceutical Finance Company BV 6.75% 2028	2,900	2,960
Teva Pharmaceutical Industries Ltd. 4.50% 2025	€800	959
Valeant Pharmaceuticals International, Inc. 5.625% 2021[1]	$1,175	1,160
Valeant Pharmaceuticals International, Inc. 7.50% 2021[1]	2,840	2,890
Valeant Pharmaceuticals International, Inc. 7.25% 2022[1]	1,150	1,178
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	7,585	7,154
Valeant Pharmaceuticals International, Inc. 7.00% 2024[1]	1,375	1,443
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	12,705	11,752
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	2,540	2,645
Valeant Pharmaceuticals International, Inc. 9.25% 2026[1]	6,985	7,273
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	1,500	1,526
Valeant Pharmaceuticals International, Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 4.982% 2025[2,3,4]	1,675	1,672
Vizient Inc. 10.375% 2024[1]	985	1,091
		196,057
Consumer discretionary 12.90%
American Axle & Manufacturing Holdings, Inc. 6.25% 2025	495	493
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	2,775	2,744
Cablevision Systems Corp. 6.75% 2021	5,275	5,539
Caesars Resort Collection LLC, Term Loan, (3-month USD-LIBOR + 2.75%) 4.844% 2024[2,3,4]	995	994
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	2,575	2,427
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[1]	2,225	2,202
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 2024[1]	1,350	1,360
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2025[1]	550	533
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	2,600	2,528
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	8,450	8,323
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	3,125	2,926
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	4,725	4,347
Churchill Downs Inc. 4.75% 2028[1]	1,000	930
Cirsa Gaming Corporation SA 7.875% 2023[1]	2,385	2,333
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	12,700	12,672
ClubCorp Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 2.75%) 5.084% 2024[2,3,4]	2,047	2,034
Constellation Merger Sub Inc. 8.50% 2025[1]	1,025	980
CRC Escrow Issuer LLC 5.25% 2025[1]	3,250	3,083
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Delta 2 (Formula One), Term Loan B, (3-month USD-LIBOR + 2.50%) 4.594% 2024[2,3,4]	$1,046	$1,034
Fertitta Entertainment, Inc. 6.75% 2024[1]	2,100	2,106
Fertitta Entertainment, Inc. 8.75% 2025[1]	2,075	2,137
Goodyear Tire & Rubber Co. 4.875% 2027	750	687
Hanesbrands Inc. 4.625% 2024[1]	1,785	1,749
Hanesbrands Inc. 4.875% 2026[1]	600	582
iHeartCommunications, Inc. 9.00% 2019	1,025	782
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 6.75%) 8.844% 2019[2,3,4]	1,725	1,322
International Game Technology 6.50% 2025[1]	1,600	1,660
IRB Holding Corp. 6.75% 2026[1]	4,000	3,830
Laureate Education, Inc. 8.25% 2025[1]	1,060	1,136
Levi Strauss & Co. 5.00% 2025	1,280	1,280
Liberty Global PLC 6.125% 2025[1]	900	931
Liberty Global PLC 5.50% 2028[1]	2,175	1,963
Limited Brands, Inc. 5.25% 2028	1,095	975
Limited Brands, Inc. 6.875% 2035	525	470
Live Nation Entertainment, Inc. 5.625% 2026[1]	425	423
M.D.C. Holdings, Inc. 6.00% 2043	995	871
MDC Partners Inc. 6.50% 2024[1]	750	654
Meredith Corp. 6.875% 2026[1]	7,140	7,060
Meredith Corp., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.094% 2025[2,3,4]	1,696	1,699
Meritage Homes Corp. 5.125% 2027	1,875	1,748
Merlin Entertainment 5.75% 2026[1]	2,000	2,035
MGM Resorts International 7.75% 2022	1,800	1,966
MGM Resorts International 6.00% 2023	1,450	1,497
Mohegan Tribal Gaming Authority 7.875% 2024[1]	975	923
Neiman Marcus Group LTD Inc. 8.00% 2021[1]	675	450
Neiman Marcus Group LTD Inc. 9.50% 2021 (100% PIK)[1,7]	1,625	1,089
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 5.564% 2020[2,3,4]	4,186	3,720
NMG Finco PLC 5.75% 2022[1]	3,850	3,831
Petsmart Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 5.341% 2022[2,3,4]	5,575	4,631
Petsmart, Inc. 7.125% 2023[1]	2,770	1,873
Petsmart, Inc. 5.875% 2025[1]	15,140	11,696
Petsmart, Inc. 8.875% 2025[1]	6,430	4,260
Rodan & Fields, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 6.327% 2025[2,3,4,8]	875	877
Ruyi US Finance LLC 7.50% 2025[1]	1,205	1,206
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	4,500	4,174
Schaeffler Verwaltungs 4.75% 2026[1,7]	1,350	1,274
Scientific Games Corp. 6.25% 2020	1,240	1,246
Scientific Games Corp. 10.00% 2022	262	280
Scientific Games Corp. 5.00% 2025[1]	2,340	2,235
Scientific Games Corp., Term Loan B5, (3-month USD-LIBOR + 2.75%) 4.730% 2024[2,3,4]	873	871
Sirius XM Radio Inc 4.625% 2023[1]	900	883
Sirius XM Radio Inc 5.375% 2025[1]	525	519
Sirius XM Radio Inc 5.375% 2026[1]	775	748
Sirius XM Radio Inc. 3.875% 2022[1]	3,175	3,080
Six Flags Entertainment Corp. 4.875% 2024[1]	5,425	5,285
Sotheby’s 4.875% 2025[1]	5,870	5,650
Stars Group Holdings BV, Term Loan, (3-month USD-LIBOR + 3.50%) 5.836% 2025[2,3,4]	2,300	2,288
TI Automotive Ltd. 8.75% 2023[1]	554	579
Warner Music Group 5.625% 2022[1]	2,114	2,169
Warner Music Group 5.00% 2023[1]	2,670	2,667
Warner Music Group 5.50% 2026[1]	1,000	994
Wyndham Worldwide Corp. 5.375% 2026[1]	1,325	1,322
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	$2,823	$2,692
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	7,275	7,166
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	1,400	1,311
Wynn Macau, Ltd. 4.875% 2024[1]	1,005	962
		179,996
Materials 11.45%
AK Steel Holding Corp. 7.625% 2021	2,000	2,049
AK Steel Holding Corp. 7.00% 2027	450	430
Alcoa Inc. 6.125% 2028[1]	845	852
ArcelorMittal 6.125% 2025	500	541
ARD Securities Finance SARL 8.75% 2023[1,7]	1,290	1,319
Ardagh Group SA 7.125% 2023[7]	450	452
Ardagh Packaging Finance 6.00% 2025[1]	2,080	2,031
Axalta Coating Systems LLC 4.875% 2024[1]	1,450	1,443
Ball Corp. 4.375% 2020	1,775	1,795
Ball Corp. 5.00% 2022	825	851
Berry Plastics Corp. 5.50% 2022	820	828
BWAY Parent Co. Inc. 5.50% 2024[1]	2,190	2,141
BWAY Parent Co. Inc. 7.25% 2025[1]	3,825	3,739
BWAY Parent Co. Inc., Term Loan, (3-month USD-LIBOR + 3.25%) 5.587% 2024[2,3,4]	337	338
Carlyle Group LP 8.75% 2023[1,7]	1,730	1,728
CF Industries, Inc. 4.95% 2043	2,565	2,169
Chemours Co. 6.625% 2023	2,410	2,531
Cleveland-Cliffs Inc. 4.875% 2024[1]	3,825	3,701
Cleveland-Cliffs Inc. 5.75% 2025	15,000	14,269
Commercial Metals Co. 5.375% 2027	1,200	1,143
Consolidated Energy Finance SA 6.875% 2025[1]	750	773
Consolidated Energy Finance SA 6.50% 2026[1]	1,445	1,432
Constellium NV 5.875% 2026[1]	1,450	1,403
CVR Partners, LP 9.25% 2023[1]	1,300	1,344
First Quantum Minerals Ltd. 7.00% 2021[1]	5,070	5,130
First Quantum Minerals Ltd. 7.25% 2022[1]	3,025	3,070
First Quantum Minerals Ltd. 7.25% 2023[1]	1,225	1,228
First Quantum Minerals Ltd. 6.50% 2024[1]	2,725	2,636
First Quantum Minerals Ltd. 7.50% 2025[1]	12,300	12,185
First Quantum Minerals Ltd. 6.875% 2026[1]	4,150	3,984
Flex Acquisition Company, Inc. 7.875% 2026[1]	1,450	1,448
Freeport-McMoRan Inc. 3.55% 2022	7,415	7,063
Freeport-McMoRan Inc. 3.875% 2023	500	474
Freeport-McMoRan Inc. 6.875% 2023	1,000	1,059
FXI Holdings, Inc. 7.875% 2024[1]	1,430	1,401
H.I.G. Capital, LLC 6.75% 2024[1]	5,149	5,052
Hexion Inc. 6.625% 2020	1,925	1,807
Hexion Inc. 10.375% 2022[1]	1,850	1,822
Huntsman International LLC 4.875% 2020	1,595	1,625
INEOS Group Holdings SA 5.625% 2024[1]	1,950	1,926
LSB Industries, Inc. 9.625% 2023[1]	3,040	3,074
Nova Chemicals Corp. 4.875% 2024[1]	1,800	1,717
Nova Chemicals Corp. 5.25% 2027[1]	2,650	2,476
Novelis Corp. 6.25% 2024[1]	760	762
Novelis Corp. 5.875% 2026[1]	2,195	2,107
OCI NV 6.625% 2023[1]	1,560	1,590
Owens-Illinois, Inc. 5.00% 2022[1]	560	560
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Owens-Illinois, Inc. 5.875% 2023[1]	$1,580	$1,604
Owens-Illinois, Inc. 6.375% 2025[1]	2,125	2,189
Plastipak Holdings, Inc. 6.25% 2025[1]	1,995	1,845
Plastipak Holdings, Inc., Term Loan, (3-month USD-LIBOR + 2.50%) 4.49% 2024[2,3,4]	328	326
Platform Specialty Products Corp. 6.50% 2022[1]	1,950	1,989
Platform Specialty Products Corp. 5.875% 2025[1]	6,535	6,396
PQ Group Holdings Inc. 5.75% 2025[1]	685	680
Rayonier Advanced Materials Inc. 5.50% 2024[1]	1,710	1,616
Reynolds Group Inc. 5.75% 2020[3]	315	317
Reynolds Group Inc. 7.00% 2024[1]	3,650	3,734
Ryerson Inc. 11.00% 2022[1]	6,336	6,985
Scotts Miracle-Gro Co. 5.25% 2026	750	720
SPCM SA 4.875% 2025[1]	1,675	1,604
Standard Industries Inc. 6.00% 2025[1]	1,750	1,763
Summit Materials, Inc. 6.125% 2023	620	632
Summit Materials, Inc. 5.125% 2025[1]	2,795	2,634
Trinseo SA 5.375% 2025[1]	2,270	2,256
Tronox Ltd. 5.75% 2025[1]	700	682
United States Steel Corp. 7.375% 2020	925	985
Vale SA 4.375% 2022	135	137
Vale SA 6.25% 2026	970	1,053
Venator Materials Corp. 5.75% 2025[1]	1,650	1,584
Warrior Met Coal, Inc. 8.00% 2024[1]	3,850	3,985
Zekelman Industries Inc. 9.875% 2023[1]	520	571
		159,785
Industrials 9.08%
ACCO Brands Corp. 5.25% 2024[1]	1,190	1,190
ADT Corp. 3.50% 2022	2,050	1,929
AECOM Technology Corp. 5.875% 2024	210	218
Allison Transmission Holdings, Inc. 5.00% 2024[1]	6,265	6,179
APX Group, Inc. 8.75% 2020	1,360	1,305
ARAMARK Corp. 5.125% 2024	2,685	2,692
Ashtead Group PLC 4.125% 2025[1]	920	862
Ashtead Group PLC 4.375% 2027[1]	585	546
Associated Materials, LLC 9.00% 2024[1]	7,000	7,367
Avis Budget Group, Inc. 5.50% 2023	2,330	2,280
Beacon Roofing Supply, Inc. 4.875% 2025[1]	1,750	1,627
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[1]	675	671
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	925	881
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	2,375	2,351
Brand Energy 8.50% 2025[1]	6,305	6,407
Builders FirstSource, Inc. 5.625% 2024[1]	5,560	5,442
BWX Technologies, Inc. 5.375% 2026[1]	1,710	1,736
CD&R Waterworks Merger Sub, LLC 6.125% 2025[1]	1,165	1,110
CD&R Waterworks Merger Sub, LLC, Term Loan B, (3-month USD-LIBOR + 3.00%) 5.211% 2024[1,2,3,4]	697	699
CEVA Group PLC, Term Loan B, (3-month USD-LIBOR + 5.50%) 7.859% 2021[2,3,4]	587	587
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	104	106
Corporate Risk Holdings LLC 9.50% 2019[1]	12,782	13,373
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[1,7,8,10]	1,187	1,270
DAE Aviation Holdings, Inc. 10.00% 2023[1]	7,965	8,632
Deck Chassis Acquisition Inc. 10.00% 2023[1]	3,940	4,196
Dubai Aerospace Enterprise (DAE) Ltd. 4.50% 2022[1]	695	676
Euramax International, Inc. 12.00% 2020[1]	2,850	3,007
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Garda World Security Corp. 8.75% 2025[1]	$2,410	$2,470
Hardwoods Acquisition Inc. 7.50% 2021[1]	1,810	1,688
Hertz Global Holdings Inc. 7.625% 2022[1]	5,419	5,216
JELD-WEN Holding, Inc. 4.875% 2027[1]	1,700	1,585
KAR Auction Services, Inc. 5.125% 2025[1]	2,035	1,949
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	670	696
LSC Communications, Inc. 8.75% 2023[1]	3,455	3,399
Mueller Water Products Inc 5.50% 2026[1]	1,450	1,464
Multi-Color Corp. 4.875% 2025[1]	1,810	1,690
Navistar International Corp. 6.625% 2025[1]	970	1,002
Navistar International Corp., Term Loan, (3-month USD-LIBOR + 4.75%) 5.53% 2024[2,3,4]	1,102	1,107
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[1]	650	640
Pisces Parent, LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 6.089% 2025[2,3,4]	1,955	1,956
Pisces Parent, LLC 8.00% 2026[1]	3,180	3,074
Prime Security Services Borrower, LLC 9.25% 2023[1]	2,426	2,596
PrimeSource Building Products Inc. 9.00% 2023[1]	171	179
R.R. Donnelley & Sons Co. 7.875% 2021	1,700	1,734
R.R. Donnelley & Sons Co. 6.50% 2023	2,400	2,376
Rexnord Corp. 4.875% 2025[1]	2,610	2,466
Sensata Technologies Holding NV 6.25% 2026[1]	1,000	1,045
Staples Inc. 8.50% 2025[1]	1,190	1,113
TransDigm Inc. 6.875% 2026[1]	1,000	1,016
TransDigm Inc. 6.50% 2024	705	719
United Rentals, Inc. 4.625% 2025	5,080	4,851
United Rentals, Inc. 4.875% 2028	1,170	1,090
Virgin Australia Holdings Ltd. 8.50% 2019[1]	1,425	1,445
Virgin Australia Holdings Ltd. 7.875% 2021[1]	800	798
		126,703
Telecommunication services 8.97%
Altice Finco SA 8.125% 2024[1]	905	905
Altice NV 6.625% 2023[1]	835	825
Altice NV 5.50% 2026[1]	1,300	1,258
Altice NV 7.50% 2026[1]	1,250	1,212
Altice SA 7.625% 2025[1]	725	670
CenturyLink, Inc. 6.75% 2023	5,350	5,390
CenturyLink, Inc. 7.50% 2024	1,300	1,339
CenturyLink, Inc., Series T, 5.80% 2022	800	796
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.61% 2025[2,3,4]	1,063	1,055
Frontier Communications Corp. 9.25% 2021	1,500	1,463
Frontier Communications Corp. 10.50% 2022	7,440	6,789
Frontier Communications Corp. 11.00% 2025	14,225	11,447
Frontier Communications Corp. 8.50% 2026[1]	4,000	3,875
Inmarsat PLC 4.875% 2022[1]	3,815	3,767
Inmarsat PLC 6.50% 2024[1]	500	503
Intelsat Jackson Holding Co. 7.25% 2020	5,775	5,775
Intelsat Jackson Holding Co. 7.50% 2021	11,910	11,880
Intelsat Jackson Holding Co. 5.50% 2023	4,950	4,454
Intelsat Jackson Holding Co. 6.625% 2024[2,3]	2,200	2,276
Intelsat Jackson Holding Co. 8.00% 2024[1]	2,775	2,921
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 10.78% 2020 (100% PIK)[2,3,4,7]	8,749	7,269
Neptune Finco Corp. (Altice NV) 6.625% 2025[1]	1,250	1,283
Numericable Group SA 7.375% 2026[1]	3,325	3,263
Sprint Corp. 7.25% 2021	4,265	4,446
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Sprint Corp. 11.50% 2021	$5,880	$6,968
Sprint Corp. 7.875% 2023	2,030	2,110
Sprint Corp. 7.125% 2024	950	961
Sprint Corp. 6.875% 2028	4,700	4,524
Sprint Corp. 8.75% 2032	1,025	1,099
T-Mobile US, Inc. 6.375% 2025	2,675	2,782
T-Mobile US, Inc. 6.50% 2026	900	929
Trilogy International Partners, LLC 8.875% 2022[1]	4,700	4,770
Wind Tre SpA 5.00% 2026[1]	4,875	3,889
Windstream Holdings, Inc. 7.75% 2020	350	316
Zayo Group Holdings, Inc. 6.375% 2025	2,925	2,991
Zayo Group Holdings, Inc. 5.75% 2027[1]	1,500	1,478
Ziggo Bond Finance BV 5.875% 2025[1]	950	892
Ziggo Bond Finance BV 5.50% 2027[1]	6,950	6,509
		125,079
Information technology 7.41%
Alcatel-Lucent USA Inc. 6.45% 2029	1,800	1,849
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.557% 2025[2,3,4]	6,750	6,524
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.334% 2025[2,3,4]	1,925	1,992
Camelot Finance SA 7.875% 2024[1]	7,530	7,568
EchoStar Corp. 6.625% 2026	525	487
Fair Isaac Corp. 5.25% 2026[1]	1,425	1,437
First Data Corp. 5.375% 2023[1]	2,050	2,074
First Data Corp. 7.00% 2023[1]	3,130	3,268
First Data Corp. 5.00% 2024[1]	1,100	1,096
First Data Corp. 5.75% 2024[1]	2,525	2,533
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	5,095	5,699
Genesys Telecommunications Laboratories, Inc., Term Loan B3, (3-month USD-LIBOR + 3.50%) 5.834% 2023[2,3,4]	574	575
Gogo Inc. 12.50% 2022[1]	12,850	13,749
Infor (US), Inc. 6.50% 2022	3,725	3,758
Infor Software 7.125% 2021[1,7]	7,960	8,010
Informatica Corp. 7.125% 2023[1]	2,250	2,284
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 5.835% 2024[2,3,4]	622	622
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 9.585% 2025[2,3,4]	2,475	2,494
j2 Global, Inc. 6.00% 2025[1]	1,597	1,625
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.608% 2024[2,3,4]	7,870	8,155
Match Group, Inc. 5.00% 2027[1]	205	191
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.594% 2024[2,3,4]	1,902	1,915
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 10.594% 2025[2,3,4]	875	894
Mitchell International, Inc., Term Loan B, (3-month USD-LIBOR + 7.25%) 9.344% 2025[2,3,4]	2,850	2,860
PE Cortes NP Holdings LLC 12.00% 2022[1,7]	1,550	1,509
PE Cortes NP Holdings LLC 9.25% 2024[1]	1,725	1,699
Solera Holdings, Inc. 10.50% 2024[1]	2,400	2,677
Tempo Acquisition LLC 6.75% 2025[1]	1,650	1,588
Unisys Corp. 10.75% 2022[1]	6,400	7,200
VeriSign, Inc. 5.25% 2025	1,175	1,195
Veritas Holdings Limited 7.50% 2023[1]	1,655	1,556
Vertafore Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.331% 2026[2,3,4]	2,850	2,840
Western Digital Corp. 4.75% 2026	1,500	1,462
		103,385
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Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials 3.92%	Principal amount (000)	Value (000)
Acrisure LLC 7.00% 2025[1]	$2,045	$1,866
Ally Financial Inc. 8.00% 2020	1,915	2,051
CIT Group Inc. 3.875% 2019[3]	2,918	2,929
CIT Group Inc. 4.125% 2021	1,695	1,689
CIT Group Inc. 5.25% 2025	620	626
Compass Diversified Holdings 8.00% 2026[1]	4,755	4,660
Firstplus Financial Group, Inc. 8.25% 2025[1]	1,450	1,432
General Motors Acceptance Corp. 7.50% 2020	1,470	1,576
HUB International Ltd. 7.00% 2026[1]	5,735	5,678
Hub International Ltd., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.360% 2025[2,3,4]	990	985
Icahn Enterprises Finance Corp. 6.25% 2022	3,100	3,170
Jefferies Finance, LLC 7.50% 2021[1]	785	801
LPL Financial Holdings Inc. 5.75% 2025[1]	1,240	1,209
Navient Corp. 4.875% 2019	2,550	2,566
Navient Corp. 6.50% 2022	4,440	4,551
Navient Corp. 5.50% 2023	4,735	4,670
Navient Corp. 6.125% 2024	500	496
Navient Corp. 6.75% 2025	1,325	1,315
Solenis International, LP, Term Loan, (3-month USD-LIBOR + 4.00%) 6.325% 2024[2,3,4]	1,200	1,199
Solenis International, LP, Term Loan, (3-month USD-LIBOR + 8.50%) 10.679% 2024[2,3,4]	2,320	2,292
Springleaf Finance Corp. 8.25% 2020	1,175	1,272
Springleaf Finance Corp. 6.875% 2025	2,075	2,065
Stars Group Holdings BV 7.00% 2026[1]	3,790	3,837
Starwood Property Trust, Inc. 5.00% 2021	1,710	1,727
		54,662
Utilities 2.93%
AES Corp. 4.00% 2021	1,200	1,197
AES Corp. 4.875% 2023	600	602
AES Corp. 7.75% 2024[1]	700	664
AES Corp. 5.50% 2025	3,382	3,424
AES Corp. 6.00% 2026	4,190	4,358
AmeriGas Partners, LP 5.50% 2025	3,375	3,286
AmeriGas Partners, LP 5.75% 2027	975	931
Calpine Corp. 6.00% 2022[1]	425	435
Calpine Corp. 5.375% 2023	1,650	1,576
Calpine Corp. 5.875% 2024[1]	1,020	1,012
Calpine Corp. 5.75% 2025	1,385	1,270
Calpine Corp. 5.25% 2026[1]	3,495	3,307
Dynegy Finance Inc. 7.375% 2022	1,685	1,765
Dynegy Finance Inc. 7.625% 2024	260	279
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[6]	4,200	4,389
Enel Società per Azioni 8.75% 2073[1,6]	2,000	2,232
NRG Energy, Inc. 6.25% 2022	3,900	4,023
NRG Energy, Inc. 7.25% 2026	500	535
NRG Energy, Inc. 6.625% 2027	300	310
Talen Energy Corp. 4.60% 2021	1,670	1,449
Talen Energy Corp. 9.50% 2022[1]	2,220	2,191
Talen Energy Corp. 10.50% 2026[1]	1,770	1,584
		40,819
American Funds Insurance Series — High-Income Bond Fund — Page 146 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples 2.75%	Principal amount (000)	Value (000)
Avon Products, Inc. 7.875% 2022[1]	$1,795	$1,788
B&G Foods, Inc. 4.625% 2021	990	978
B&G Foods, Inc. 5.25% 2025	7,158	6,764
BJ’s Wholesale Club, Term Loan, (3-month USD-LIBOR + 7.50%) 9.53% 2025[2,3,4]	5,409	5,474
Chobani LLC 7.50% 2025[1]	2,330	2,246
Cott Beverages Inc. 5.50% 2025[1]	1,670	1,628
Energizer Gamma Acquisition Inc. 6.375% 2026[1]	1,530	1,559
First Quality Enterprises, Inc. 5.00% 2025[1]	1,995	1,831
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 7.594% 2023[2,3,4]	2,719	2,748
JBS SA 5.875% 2024[1]	1,200	1,151
Pilgrim’s Pride Corp. 5.75% 2025[1]	3,270	3,147
Pinnacle Foods Inc. 5.875% 2024	800	847
Post Holdings, Inc. 8.00% 2025[1]	1,550	1,726
Post Holdings, Inc. 5.00% 2026[1]	1,840	1,720
Post Holdings, Inc. 5.625% 2028[1]	2,405	2,264
Spectrum Brands Inc. 6.125% 2024	750	761
Vector Group Ltd. 6.125% 2025[1]	1,750	1,695
		38,327
Real estate 2.26%
Crescent Resources Holdings LLC 8.875% 2021[1]	1,083	1,148
Equinix, Inc. 5.75% 2025	275	278
Equinix, Inc. 5.875% 2026	1,725	1,752
Equinix, Inc. 5.375% 2027	1,900	1,900
Five Point Holdings LLC 7.875% 2025[1]	1,950	1,991
Howard Hughes Corp. 5.375% 2025[1]	5,670	5,578
Iron Mountain Inc. 5.75% 2024	7,650	7,554
Iron Mountain Inc. 4.875% 2027[1]	505	468
Iron Mountain Inc. 5.25% 2028[1]	3,835	3,568
Medical Properties Trust, Inc. 5.00% 2027	2,020	1,934
Realogy Corp. 4.50% 2019[1]	465	467
Realogy Corp. 4.875% 2023[1]	3,425	3,237
SBA Communications Corp. 4.00% 2022[1]	1,010	971
SBA Communications Corp. 4.875% 2022	700	696
		31,542
Total corporate bonds & notes		1,321,165
U.S. Treasury bonds & notes 0.36% U.S. Treasury 0.36%
U.S. Treasury 0.875% 2018[11]	5,000	4,998
Total U.S. Treasury bonds & notes		4,998
Bonds & notes of governments outside the U.S. 0.01%
Buenos Aires (Province of) (Badlar Private Banks ARS Index + 3.75%) 26.563% 2025[4]	ARS4,236	116
Municipals 0.13% Illinois 0.13%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	$1,870	1,803
Total bonds, notes & other debt instruments (cost: $1,345,692,000)		1,328,082
American Funds Insurance Series — High-Income Bond Fund — Page 147 of 171

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Convertible bonds 0.55% Consumer discretionary 0.10%	Principal amount (000)	Value (000)
DISH DBS Corp., convertible notes, 3.375% 2026	$760	$738
Live Nation Entertainment, Inc., convertible notes, 2.50% 2023[1]	700	726
		1,464
Energy 0.10%
Chesapeake Energy Corp., convertible notes, 5.50% 2026[1]	600	611
Teekay Corp., convertible notes, 5.00% 2023[1]	750	715
		1,326
Financials 0.07%
AXA Equitable Holdings, Inc., convertible notes, 7.25% 2021[1]	915	958
Telecommunication services 0.05%
Intelsat SA, convertible notes, 4.50% 2025[1]	550	676
Miscellaneous 0.23%
Other convertible bonds in initial period of acquisition		3,203
Total convertible bonds (cost: $7,329,000)		7,627
Convertible stocks 0.56% Industrials 0.42%	Shares
Associated Materials, LLC, 14.00% convertible preferred 2020[8,10]	4,850	5,892
Health care 0.06%
Teva Pharmaceutical Industries Ltd., 7.00% convertible preferred 2018	1,800	818
Telecommunication services 0.01%
Frontier Communications Corp., Series A, 11.125% convertible preferred 2018	10,000	99
Miscellaneous 0.07%
Other convertible stocks in initial period of acquisition		974
Total convertible stocks (cost: $7,154,000)		7,783
Common stocks 1.09% Information technology 0.48%
Corporate Risk Holdings I, Inc.[5,8,10,12]	218,504	6,693
Corporate Risk Holdings Corp.[5,8,10,12]	1,104	—
		6,693
Energy 0.31%
Ascent Resources Marcellus Holdings, Inc.[8,12]	1,006,339	3,245
Ascent Resources - Utica, LLC, Class A5,8,10,12	6,297,894	1,071
		4,316
American Funds Insurance Series — High-Income Bond Fund — Page 148 of 171

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Common stocks Industrials 0.20%	Shares	Value (000)
CEVA Logistics AG1,8,12	129,342	$2,775
Ply Gem Parent, LLC, Class B8,10,12	167	17
		2,792
Health care 0.03%
Rotech Healthcare Inc.[5,8,10,12]	201,793	404
Consumer discretionary 0.01%
Cumulus Media Inc., Class B8,12	4,291	72
Cumulus Media Inc., Class A8,12	3,531	59
Adelphia Recovery Trust, Series Arahova[8,10,12]	388,601	2
Adelphia Recovery Trust, Series ACC-1[8,10,12]	449,306	—[13]
		133
Miscellaneous 0.06%
Other common stocks in initial period of acquisition		896
Total common stocks (cost: $21,440,000)		15,234
Rights & warrants 0.03% Energy 0.03%
Ascent Resources Marcellus Holdings, Inc., Class A, warrants, expire 2023[8,10,12]	336,564	169
Ascent Resources Marcellus Holdings, Inc., Class B, warrants, expire 2023[8,10,12]	261,772	104
Ascent Resources Marcellus Holdings, Inc., Class C, warrants, expire 2023[8,10,12]	247,225	81
		354
Consumer discretionary 0.00%
Liberman Broadcasting, Inc., warrants, expire 2022[5,8,10,12]	1	—[13]
Industrials 0.00%
Associated Materials, LLC, warrants, expire 2023[8,10,12]	68,899	—[13]
Total rights & warrants (cost: $51,000)		354
Short-term securities 3.17%	Principal amount (000)
Federal Home Loan Bank 1.84% due 7/20/2018	$10,000	9,991
Honeywell International Inc. 1.95% due 7/25/2018	6,400	6,391
Société Générale 1.79% due 7/2/2018	27,900	27,896
Total short-term securities (cost: $44,281,000)		44,278
Total investment securities 100.60% (cost: $1,425,947,000)		1,403,358
Other assets less liabilities (0.60)%		(8,340)
Net assets 100.00%		$1,395,018
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Insurance Series — High-Income Bond Fund — Page 149 of 171

unaudited
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[14] (000)	Value at 6/30/2018[15] (000)	Unrealized depreciation at 6/30/2018 (000)
10 Year U.S. Treasury Note Futures	Short	159	September 2018	$(15,900)	$(19,110)	$(75)
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)
3-month USD-LIBOR	2.772%	2/28/2025	$14,500	$105	$—	$105
3-month USD-LIBOR	2.0745%	11/21/2026	18,600	1,165	—	1,165
3-month USD-LIBOR	2.2825%	4/13/2027	10,700	527	—	527
2.2865%	3-month USD-LIBOR	10/2/2027	10,100	(523)	—	(523)
3-month USD-LIBOR	2.6475%	1/25/2028	5,000	115	—	115
					$—	$1,389
Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments (000)	Unrealized appreciation at 6/30/2018 (000)
CDX.NA.HY.29	5.00%/Quarterly	12/20/2022	$62,650	$(3,846)	$(4,557)	$711
CDX.NA.HY.30	5.00%/Quarterly	6/20/2023	22,110	(1,270)	(1,660)	390
					$(6,217)	$1,101

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $778,268,000, which represented 55.79% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $98,836,000, which represented 7.08% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.
[6]	Step bond; coupon rate may change at a later date.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $32,911,000, which represented 2.36% of the net assets of the fund.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Value determined using significant unobservable inputs.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,276,000, which represented .31% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]	Amount less than one thousand.
[14]	Notional amount is calculated based on the number of contracts and notional contract size.
[15]	Value is calculated based on the notional amount and current market price.
American Funds Insurance Series — High-Income Bond Fund — Page 150 of 171

unaudited
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017—2/5/2018	$21,235	$21,336	1.53%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	1,600	1,604.11
Corporate Risk Holdings I, Inc.	8/31/2015	2,428	6,693.48
Corporate Risk Holdings Corp.	8/31/2015	—	—	.00
Ascent Resources - Utica, LLC, Class A	11/15/2016	302	1,071.08
Rotech Healthcare Inc.	9/26/2013	4,331	404.03
Liberman Broadcasting, Inc., warrants, expire 2022	12/13/2012—11/26/2014	—	—	.00
Total private placement securities		$29,896	$31,108	2.23%

Key to abbreviations and symbol
G.O. = General Obligation
LIBOR = London Interbank Offered Rate
Rev. = Revenue
USD/$ = U.S. dollars
American Funds Insurance Series — High-Income Bond Fund — Page 151 of 171

Mortgage Fund
Investment portfolio
June 30, 2018
unaudited
Bonds, notes & other debt instruments 95.27% Mortgage-backed obligations 72.60% Federal agency mortgage-backed obligations 70.16%	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2036[1]	$521	$538
Fannie Mae 4.00% 2036[1]	433	447
Fannie Mae 5.00% 2036[1]	39	39
Fannie Mae 4.00% 2047[1]	7,529	7,694
Fannie Mae 4.00% 2047[1]	4,797	4,897
Fannie Mae 4.00% 2048[1,2]	10,113	10,296
Fannie Mae 4.00% 2048[1,2]	4,296	4,380
Fannie Mae 4.00% 2048[1,2]	2,841	2,890
Fannie Mae 4.50% 2048[1]	14,986	15,643
Fannie Mae 4.50% 2048[1]	7,966	8,348
Fannie Mae 4.50% 2048[1]	4,973	5,210
Fannie Mae 4.50% 2048[1]	1,970	2,064
Freddie Mac 5.00% 2034[1]	1,301	1,387
Freddie Mac 4.00% 2036[1]	5,574	5,746
Freddie Mac 4.00% 2036[1]	1,064	1,097
Freddie Mac 4.00% 2048[1,2]	12,500	12,719
Freddie Mac 4.00% 2048[1,2]	6,354	6,474
Freddie Mac 4.50% 2048[1,2]	16,418	17,058
Freddie Mac 4.50% 2048[1,2]	4,282	4,456
Freddie Mac Pool #760014 2.978% 2045[1,3]	2,555	2,556
Freddie Mac, Series KJ02, Class A2, Multi Family, 2.597% 2020[1]	1,721	1,709
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2046[1]	4,722	4,770
Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 2023[1]	1,250	1,263
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.25% 2056[1]	1,734	1,683
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.50% 2056[1,3]	1,417	1,384
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,625	1,586
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[1,3]	12,818	12,496
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	11,539	11,334
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,866	7,733
Government National Mortgage Assn. 3.75% 2034[1]	1,301	1,327
Government National Mortgage Assn. 3.75% 2038[1]	796	815
Government National Mortgage Assn. 3.75% 2039[1]	844	864
Government National Mortgage Assn. 4.00% 2039[1]	461	459
Government National Mortgage Assn. 6.00% 2039[1]	260	287
Government National Mortgage Assn. 4.00% 2040[1]	388	386
Government National Mortgage Assn. 5.50% 2040[1]	2,037	2,222
Government National Mortgage Assn. 4.50% 2041[1]	38	39
Government National Mortgage Assn. 5.00% 2041[1]	1,119	1,176
Government National Mortgage Assn. 5.00% 2041[1]	735	777
Government National Mortgage Assn. 6.50% 2041[1]	545	586
Government National Mortgage Assn. 3.50% 2042[1]	468	459
Government National Mortgage Assn. 3.50% 2042[1]	223	224
Government National Mortgage Assn. 3.50% 2042[1]	225	219
Government National Mortgage Assn. 3.50% 2043[1]	2,039	2,061
Government National Mortgage Assn. 3.50% 2043[1]	1,614	1,620
American Funds Insurance Series — Mortgage Fund — Page 152 of 171

unaudited
Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 3.50% 2043[1]	$1,592	$1,607
Government National Mortgage Assn. 3.50% 2043[1]	1,076	1,081
Government National Mortgage Assn. 3.50% 2043[1]	962	966
Government National Mortgage Assn. 3.50% 2043[1]	372	363
Government National Mortgage Assn. 3.50% 2043[1]	215	216
Government National Mortgage Assn. 3.75% 2044[1]	773	790
Government National Mortgage Assn. 4.25% 2044[1]	1,743	1,821
Government National Mortgage Assn. 4.00% 2046[1]	1,245	1,266
Government National Mortgage Assn. 4.00% 2048[1,2]	5,190	5,319
Government National Mortgage Assn. 4.00% 2048[1,2]	4,010	4,103
Government National Mortgage Assn. 4.50% 2048[1,2]	33,082	34,391
Government National Mortgage Assn. 4.50% 2048[1,2]	4,868	5,052
Government National Mortgage Assn. 4.629% 2065[1]	809	829
Government National Mortgage Assn. 4.643% 2065[1]	503	516
Government National Mortgage Assn. 4.683% 2065[1]	1,378	1,418
Government National Mortgage Assn. 4.572% 2066[1]	1,572	1,635
Government National Mortgage Assn. 5.20% 2066[1]	119	121
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	4,357	4,302
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	558	566
		237,780
Collateralized mortgage-backed (privately originated) 2.41%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[1,3,4]	973	985
Connecticut Avenue Securities, Series 2014-C02, Class 1M1, (1-month USD-LIBOR + 0.95%) 3.041% 2024[1,3]	14	14
Finance of America Structured Securities Trust, Series 2017-HB1, Class A, 2.3207% 2027[1,3,4,5]	1,448	1,443
Nationstar HECM Loan Trust, Series 2017-1A, Class A, 1.968% 2027[1,4,5]	189	188
Nationstar HECM Loan Trust, Series 2017-2A, Class A1, 2.0383% 2027[1,3,4]	1,247	1,243
Nationstar HECM Loan Trust, Series 2018-1A, Class A, 2.760% 2028[1,4]	985	987
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[1,3,4]	1,356	1,333
Towd Point Mortgage Trust, Series 2017-5, Class A1, 2.691% 2057[1,3,4]	243	244
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,4]	1,747	1,740
		8,177
Commercial mortgage-backed securities 0.03%
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1A, 6.251% 2049[1,3]	84	84
Total mortgage-backed obligations		246,041
U.S. Treasury bonds & notes 10.08% U.S. Treasury 6.97%
U.S. Treasury 1.50% 2020	444	436
U.S. Treasury 2.00% 2021	300	295
U.S. Treasury 1.875% 2022[6]	7,800	7,538
U.S. Treasury 2.00% 2022	3,300	3,203
U.S. Treasury 2.125% 2022	1,000	975
U.S. Treasury 2.75% 2023	3,500	3,503
U.S. Treasury 2.75% 2023	224	224
U.S. Treasury 2.50% 2024	2,500	2,460
U.S. Treasury 3.00% 2048[6]	5,000	5,006
		23,640
American Funds Insurance Series — Mortgage Fund — Page 153 of 171

unaudited
Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 3.11%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.50% 2028[7]	$4,093	$3,401
U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	126	159
U.S. Treasury Inflation-Protected Security 0.75% 2042[6,7]	7,134	6,966
		10,526
Total U.S. Treasury bonds & notes		34,166
Asset-backed obligations 6.29%
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class A2A, 1.51% 2020[1]	135	135
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class A2A, 1.65% 2020[1]	257	256
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class C, 2.15% 2020[1]	57	57
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A2A, 2.71% 2021[1]	910	910
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 3.369% 2025[1,3,4]	206	206
BlueMountain CLO Ltd., Series 2013-4A, Class AR, (3-month USD-LIBOR + 1.01%) 3.358% 2025[1,3,4]	266	267
BlueMountain CLO Ltd., Series 2014-2A, Class AR, (3-month USD LIBOR + 0.93%) 3.289% 2026[1,3,4]	500	501
Chase Issuance Trust, Series 2016-A5, Class A5, 1.27% 2021[1]	115	113
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75% 2021[1]	355	350
CPS Auto Receivables Trust, Series 2017-A, Class A, 1.68% 2020[1,4]	170	169
CPS Auto Receivables Trust, Series 2017-C, Class A, 1.78% 2020[1,4]	48	48
CPS Auto Receivables Trust, Series 2018-B, Class A, 2.72% 2021[1,4]	545	544
Drive Auto Receivables Trust, Series 2018-2, Class A2, 2.64% 2020[1]	1,360	1,360
Drive Auto Receivables Trust, Series 2017-3, Class C, 2.80% 2022[1]	490	488
Drivetime Auto Owner Trust, Series 2018-2, Class A, 2.84% 2021[1,4]	1,500	1,499
Drivetime Auto Owner Trust, Series 2017-2A, Class A, 1.72% 2020[1,4]	64	64
Emerson Park CLO Ltd, Series 2013-1A, Class A1AR, CLO, (3-month USD-LIBOR + 0.98%) 3.328% 2025[1,3,4]	116	116
Exeter Automobile Receivables Trust, Series 2017-3A, Class A, 2.05% 2021[1,4]	578	575
Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.79% 2021[1,4]	2,413	2,412
Ford Credit Auto Owner Trust, Series 2014-1A, 2.26% 2025[1,4]	1,390	1,384
Ford Credit Auto Owner Trust, Series 2014-2A, 2.31% 2026[1,4]	530	526
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,804
Santander Drive Auto Receivables Trust, Series 2017-2, Class A2, 1.60% 2020[1]	188	188
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.491% 2025[1,3]	2,851	2,813
Symphony CLO Ltd, Series 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 3.378% 2025[1,3,4]	354	355
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A2A, 2.64% 2021[1]	1,330	1,330
Voya CLO Ltd., Series 2014-4A, Class A1R, (3-month USD-LIBOR + 0.95%) 3.298% 2026[1,3,4]	450	450
Westlake Automobile Receivables Trust, Series 2017-1A, Class A2, 1.78% 2020[1,4]	292	292
Westlake Automobile Receivables Trust, Series 2017-2A, Class A2A, 1.80% 2020[1,4]	369	368
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2A, 2.84% 2021[1,4]	1,475	1,475
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 2022[1,4]	270	269
		21,324
Federal agency bonds & notes 6.26%
Fannie Mae 1.875% 2022	3,000	2,908
Fannie Mae 2.00% 2022	5,800	5,657
Federal Home Loan Bank 1.375% 2021	3,000	2,902
Federal Home Loan Bank 1.875% 2021	10,000	9,736
		21,203
American Funds Insurance Series — Mortgage Fund — Page 154 of 171

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes 0.04% Financials 0.04%	Principal amount (000)	Value (000)
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 3.894% 2019[3,4,5,8]	$134	$134
Total corporate bonds & notes		134
Total bonds, notes & other debt instruments (cost: $324,480,000)		322,868
Short-term securities 36.05%
Chariot Funding, LLC 2.05% due 8/3/2018[4]	9,000	8,982
Chevron Corp. 1.92% due 7/23/2018[4]	8,300	8,289
Coca-Cola Co. 2.04% due 8/13/2018[4]	7,900	7,880
CRC Funding, LLC 2.25% due 9/10/2018[4]	2,000	1,991
ExxonMobil Corp. 1.97% due 8/8/2018	10,000	9,978
Federal Farm Credit Banks 1.82%–2.06% due 7/16/2018–11/27/2018	23,000	22,882
Federal Home Loan Bank 1.90% due 8/22/2018	6,000	5,985
Freddie Mac 1.78% due 7/18/2018	5,000	4,996
Honeywell International Inc. 1.88% due 7/11/2018[4]	10,000	9,994
Intel Corp. 2.00% due 9/6/2018[4]	9,000	8,965
John Deere Bank SA 2.00% due 8/1/2018[4]	6,400	6,388
Paccar Financial Corp. 1.96% due 7/23/2018	9,000	8,988
PepsiCo Inc. 1.84% due 8/7/2018[4]	10,000	9,978
Société Générale 1.79% due 7/2/2018[4]	6,900	6,899
Total short-term securities (cost: $122,206,000)		122,195
Total investment securities 131.32% (cost: $446,686,000)		445,063
Other assets less liabilities (31.32)%		(106,155)
Net assets 100.00%		$338,908
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[9] (000)	Value at 6/30/2018[10] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,134	October 2018	$113,400	$128,842	$667
10 Year Ultra U.S. Treasury Note Futures	Long	107	September 2018	10,700	13,721	111
20 Year U.S. Treasury Bond Futures	Long	48	September 2018	4,800	6,960	18
30 Year Ultra U.S. Treasury Bond Futures	Long	5	September 2018	500	798	2
						$798
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
1.8935%	U.S. EFFR	9/26/2018	$71,000	$(5)	$—	$(5)
1.865%	U.S. EFFR	9/26/2018	65,100	(7)	—	(7)
2.088%	U.S. EFFR	2/6/2020	21,000	(72)	—	(72)
2.0115%	U.S. EFFR	2/8/2020	25,000	(119)	—	(119)
3-month USD-LIBOR	1.217%	9/22/2021	11,500	587	—	587
American Funds Insurance Series — Mortgage Fund — Page 155 of 171

unaudited
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
3-month USD-LIBOR	1.225%	9/22/2021	$11,500	$585	$—	$585
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	725	—	725
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	(815)	—	(815)
2.012%	3-month USD-LIBOR	10/4/2022	9,000	(313)	—	(313)
2.00%	3-month USD-LIBOR	10/5/2022	41,500	(1,464)	—	(1,464)
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	(126)	—	(126)
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	911	—	911
3-month USD-LIBOR	2.24%	12/5/2026	10,500	529	—	529
3-month USD-LIBOR	2.27%	12/5/2026	8,500	409	—	409
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(50)	—	(50)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(112)	—	(112)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(163)	—	(163)
U.S. EFFR	2.145%	11/9/2047	2,200	145	—	145
U.S. EFFR	2.153%	11/10/2047	2,200	141	—	141
U.S. EFFR	2.155%	11/10/2047	1,280	82	—	82
U.S. EFFR	2.17%	11/13/2047	2,320	141	—	141
U.S. EFFR	2.5635%	2/12/2048	4,528	(97)	—	(97)
2.98%	3-month USD-LIBOR	3/15/2048	300	3	—	3
2.9625%	3-month USD-LIBOR	3/15/2048	300	2	—	2
U.S. EFFR	2.4615%	3/15/2048	300	—[11]	—	—[11]
U.S. EFFR	2.485%	3/15/2048	300	(1)	—	(1)
U.S. EFFR	2.425%	3/16/2048	600	5	—	5
2.917%	3-month USD-LIBOR	3/16/2048	600	(2)	—	(2)
					$—	$919

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Purchased on a TBA basis.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $90,987,000, which represented 26.85% of the net assets of the fund.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,765,000, which represented .52% of the net assets of the fund.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $5,550,000, which represented 1.64% of the net assets of the fund.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Value determined using significant unobservable inputs.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Amount less than one thousand.

Key to abbreviations and symbol
CLO = Collateralized Loan Obligations
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars
American Funds Insurance Series — Mortgage Fund — Page 156 of 171

Ultra-Short Bond Fund
Investment portfolio
June 30, 2018
unaudited
Short-term securities 99.94% Commercial paper 84.63%	Principal amount (000)	Value (000)
American Honda Finance Corp. 2.15% due 7/24/2018	$8,650	$8,638
Caisse d’Amortissement de la Dette Sociale 1.99% due 7/9/2018	10,000	9,995
Chevron Corp. 2.06% due 9/12/2018[1]	10,000	9,957
Emerson Electric Co. 1.92% due 7/10/2018[1]	7,990	7,985
Essilor International 1.98% due 7/16/2018[1]	10,000	9,991
Fairway Finance Corp. 2.00% due 7/16/2018[1]	6,500	6,494
General Dynamics Corp. 2.03% due 7/17/2018[1]	10,000	9,990
Hydro-Québec 2.02% due 8/2/2018[1]	10,000	9,981
John Deere Canada ULC 1.97% due 7/17/2018[1]	9,100	9,091
KfW 2.12% due 9/24/2018[1]	10,000	9,950
Kimberly-Clark Corp. 1.95% due 7/11/2018[1]	8,000	7,995
Mitsubishi UFJ Trust and Banking Corp. 2.05% due 7/6/2018[1]	9,300	9,297
Mizuho Bank, Ltd. 2.04% due 8/13/2018[1]	10,000	9,974
National Australia Bank Ltd. 1.95% due 7/2/2018[1]	11,000	10,998
National Rural Utilities Cooperative Finance Corp. 1.98% due 7/17/2018	8,800	8,791
Nestlé Capital Corp. 2.08% due 9/4/2018[1]	10,000	9,962
Old Line Funding, LLC 2.05% due 8/6/2018[1]	4,800	4,790
Pfizer Inc. 2.02% due 8/21/2018[1]	10,000	9,970
Province of Ontario 1.91% due 7/5/2018	9,300	9,297
Prudential Funding, LLC 1.90% due 7/6/2018	10,000	9,996
Simon Property Group, L.P. 2.08% due 8/20/2018[1]	11,150	11,117
Société Générale 1.79% due 7/2/2018[1]	12,000	11,998
Starbird Funding Corp. 1.96% due 7/6/2018[1]	5,000	4,998
Sumitomo Mitsui Banking Corp. 2.00% due 7/23/2018[1]	11,000	10,986
Swedbank AB 2.23% due 9/27/2018	6,800	6,763
Toyota Industries Commercial Finance, Inc. 2.10% due 8/17/2018[1]	8,000	7,978
United Overseas Bank Ltd. 2.00% due 7/10/2018[1]	10,000	9,994
		246,976
Federal agency discount notes 11.20%
Federal Home Loan Bank 1.85%–1.89% due 7/20/2018–8/6/2018	32,000	31,957
Freddie Mac 1.83% due 8/6/2018	715	714
		32,671
U.S. Treasury 4.11%
U.S. Treasury Bill 1.60% due 7/19/2018	12,000	11,990
Total short-term securities (cost: $291,655,000)		291,637
Total investment securities 99.94% (cost: $291,655,000)		291,637
Other assets less liabilities 0.06%		178
Net assets 100.00%		$291,815

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $193,496,000, which represented 66.31% of the net assets of the fund.
American Funds Insurance Series — Ultra-Short Bond Fund — Page 157 of 171

U.S. Government/AAA-Rated Securities Fund
Investment portfolio
June 30, 2018
unaudited
Bonds, notes & other debt instruments 99.10% U.S. Treasury bonds & notes 50.17% U.S. Treasury 43.02%	Principal amount (000)	Value (000)
U.S. Treasury 1.50% 2019	$10,000	$9,877
U.S. Treasury 2.50% 2020	50,000	49,973
U.S. Treasury 1.125% 2021	31,950	30,481
U.S. Treasury 1.75% 2021[1]	33,540	32,544
U.S. Treasury 2.00% 2021	46,300	45,268
U.S. Treasury 2.00% 2021	26,500	26,038
U.S. Treasury 2.00% 2021	5,350	5,245
U.S. Treasury 2.125% 2021	23,450	23,068
U.S. Treasury 2.25% 2021	23,580	23,313
U.S. Treasury 1.625% 2022	100	96
U.S. Treasury 1.75% 2022	174,300	168,177
U.S. Treasury 1.75% 2022	11,700	11,311
U.S. Treasury 1.875% 2022	63,000	61,122
U.S. Treasury 1.875% 2022	25,000	24,198
U.S. Treasury 1.875% 2022	23,000	22,229
U.S. Treasury 2.00% 2022	69,500	67,464
U.S. Treasury 2.00% 2022	43,510	42,222
U.S. Treasury 1.50% 2023	26,020	24,625
U.S. Treasury 1.625% 2023	38,150	36,210
U.S. Treasury 1.625% 2023	10,000	9,499
U.S. Treasury 2.125% 2023[1]	64,095	62,028
U.S. Treasury 2.50% 2023	23,894	23,649
U.S. Treasury 2.625% 2023	63,000	62,728
U.S. Treasury 2.75% 2023	99,300	99,387
U.S. Treasury 2.75% 2023	52,956	52,987
U.S. Treasury 2.125% 2024	55,975	53,790
U.S. Treasury 2.25% 2024	6,500	6,322
U.S. Treasury 2.50% 2024	44,000	43,296
U.S. Treasury 2.75% 2025	38,000	37,850
U.S. Treasury 2.875% 2025	25,000	25,084
U.S. Treasury 2.00% 2026	18,000	16,857
U.S. Treasury 2.75% 2028	27,461	27,199
U.S. Treasury 6.25% 2030	2,980	3,986
U.S. Treasury 2.75% 2047[1]	43,501	41,423
U.S. Treasury 3.00% 2047	16,400	16,424
U.S. Treasury 3.00% 2048	11,000	11,012
		1,296,982
U.S. Treasury inflation-protected securities 7.15%
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	11,400	11,209
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	23,417	22,782
U.S. Treasury Inflation-Protected Security 0.375% 2027[2]	13,006	12,655
U.S. Treasury Inflation-Protected Security 0.50% 2028[2]	57,386	47,688
U.S. Treasury Inflation-Protected Security 2.125% 2041[2]	355	449
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	21,830	21,315
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 158 of 171

unaudited
Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	$46,441	$51,833
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	2,807	2,890
U.S. Treasury Inflation-Protected Security 0.875% 2047[2]	18,576	18,563
U.S. Treasury Inflation-Protected Security 1.00% 2048[2]	31,748	26,386
		215,770
Total U.S. Treasury bonds & notes		1,512,752
Mortgage-backed obligations 28.50% Federal agency mortgage-backed obligations 28.50%
Fannie Mae 6.50% 2028[3]	174	192
Fannie Mae 3.00% 2036[3]	27,950	27,543
Fannie Mae 4.00% 2036[3]	8,562	8,837
Fannie Mae 4.00% 2036[3]	6,597	6,808
Fannie Mae 4.00% 2036[3]	2,132	2,203
Fannie Mae 3.00% 2037[3]	17,686	17,428
Fannie Mae 6.50% 2037[3]	40	43
Fannie Mae 7.00% 2037[3]	63	69
Fannie Mae 7.00% 2037[3]	10	11
Fannie Mae 6.00% 2038[3]	17	17
Fannie Mae 4.50% 2041[3]	1,150	1,211
Fannie Mae 5.00% 2041[3]	851	918
Fannie Mae 5.00% 2041[3]	556	600
Fannie Mae 5.00% 2041[3]	454	490
Fannie Mae 5.00% 2041[3]	338	365
Fannie Mae 3.50% 2047[3]	15,859	15,813
Fannie Mae 4.00% 2047[3]	32,646	33,360
Fannie Mae 4.00% 2047[3]	5,355	5,468
Fannie Mae 4.00% 2048[3,4]	10,296	10,482
Fannie Mae 4.00% 2048[3,4]	2,892	2,942
Fannie Mae 4.00% 2048[3,4]	6	6
Fannie Mae 4.50% 2048[3,4]	95,470	99,239
Fannie Mae 4.50% 2048[3,4]	67,539	70,099
Fannie Mae 4.50% 2048[3]	43,815	45,915
Fannie Mae 4.50% 2048[3]	18,005	18,867
Fannie Mae 4.50% 2048[3,4]	14,825	15,438
Fannie Mae 4.50% 2048[3]	12,802	13,414
Fannie Mae, Series 2001-4, Class NA, 9.178% 2025[3,5]	1	1
Fannie Mae, Series 2001-4, Class GA, 9.224% 2025[3,5]	1	1
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[3]	76	87
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[3]	2,302	2,280
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[3]	2,000	1,997
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.297% 2023[3,5]	2,004	2,020
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[3,5]	3,825	3,889
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[3]	141	118
Freddie Mac 5.50% 2024[3]	428	443
Freddie Mac 5.00% 2040[3]	1,034	1,106
Freddie Mac 5.00% 2041[3]	1,956	2,106
Freddie Mac 4.00% 2043[3]	438	451
Freddie Mac 3.50% 2047[3]	17,573	17,493
Freddie Mac 3.50% 2047[3]	13,935	13,871
Freddie Mac 3.00% 2048[3,4]	6,200	5,998
Freddie Mac 4.00% 2048[3,4]	9,945	10,119
Freddie Mac 4.00% 2048[3,4]	5,055	5,151
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 159 of 171

unaudited
Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 4.50% 2048[3,4]	$36,248	$37,659
Freddie Mac 4.50% 2048[3,4]	9,453	9,838
Freddie Mac Pool #1H1354 3.475% 2036[3,5]	300	316
Freddie Mac Pool #760014 2.978% 2045[3,5]	2,044	2,045
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.473% 2023[3,5]	35	35
Freddie Mac, Series KGRP, Class A, Multi Family, (1-month USD-LIBOR + 0.38%) 2.381% 2020[3,5]	2,355	2,360
Freddie Mac, Series K013, Class A1, Multi Family, 2.902% 2020[3]	420	420
Freddie Mac, Series K010, Class A1, Multi Family, 3.32% 2020[3]	107	107
Freddie Mac, Series K019, Class A1, Multi Family, 1.459% 2021[3]	801	792
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[3]	903	900
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[3]	1,735	1,699
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[3]	400	404
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[3,5]	5,765	5,709
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]	247	220
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.25% 2056[3]	12,739	12,368
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.50% 2056[3,5]	11,957	11,675
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[3]	11,946	11,661
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[3,5]	2,441	2,380
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	44,020	43,237
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[3]	1,890	1,858
Government National Mortgage Assn. 3.75% 2034[3]	1,265	1,290
Government National Mortgage Assn. 5.50% 2038[3]	325	351
Government National Mortgage Assn. 5.50% 2038[3]	138	149
Government National Mortgage Assn. 5.50% 2038[3]	133	143
Government National Mortgage Assn. 5.50% 2038[3]	86	93
Government National Mortgage Assn. 6.00% 2038[3]	252	276
Government National Mortgage Assn. 6.50% 2038[3]	424	473
Government National Mortgage Assn. 6.50% 2038[3]	125	139
Government National Mortgage Assn. 5.00% 2039[3]	640	682
Government National Mortgage Assn. 6.00% 2039[3]	260	287
Government National Mortgage Assn. 4.50% 2040[3]	496	521
Government National Mortgage Assn. 5.50% 2040[3]	7,479	8,161
Government National Mortgage Assn. 4.50% 2041[3]	1,393	1,454
Government National Mortgage Assn. 5.00% 2041[3]	2,514	2,644
Government National Mortgage Assn. 3.00% 2042[3]	56	55
Government National Mortgage Assn. 3.50% 2043[3]	1,921	1,944
Government National Mortgage Assn. 4.00% 2046[3]	2,281	2,320
Government National Mortgage Assn. 3.50% 2048[3,4]	25,000	25,090
Government National Mortgage Assn. 4.00% 2048[3,4]	33,367	34,143
Government National Mortgage Assn. 4.00% 2048[3,4]	21,833	22,373
Government National Mortgage Assn. 4.50% 2048[3,4]	60,719	63,017
Government National Mortgage Assn. 4.50% 2048[3,4]	31,081	32,310
Government National Mortgage Assn. 4.591% 2061[3]	425	429
Government National Mortgage Assn. 4.636% 2061[3]	762	768
Government National Mortgage Assn. 4.662% 2061[3]	830	836
Government National Mortgage Assn. 4.656% 2061[3]	286	288
Government National Mortgage Assn. 4.70% 2061[3]	1,277	1,282
Government National Mortgage Assn. 4.70% 2061[3]	622	625
Government National Mortgage Assn. 4.72% 2061[3]	74	74
Government National Mortgage Assn. 4.81% 2061[3]	14	14
Government National Mortgage Assn. 5.15% 2061[3]	698	715
Government National Mortgage Assn. 4.682% 2062[3]	1,056	1,067
Government National Mortgage Assn. 4.733% 2062[3]	42	43
Government National Mortgage Assn. 4.869% 2062[3]	91	93
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 160 of 171

unaudited
Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 5.166% 2062[3]	$81	$82
Government National Mortgage Assn. 4.659% 2063[3]	59	60
Government National Mortgage Assn. 4.968% 2063[3]	43	44
Government National Mortgage Assn. 4.652% 2064[3,5]	632	641
Government National Mortgage Assn. 4.937% 2064[3]	149	151
Government National Mortgage Assn. 5.001% 2064[3,5]	204	208
Government National Mortgage Assn. 5.172% 2064[3]	404	410
Government National Mortgage Assn. 5.175% 2064[3]	394	401
Government National Mortgage Assn. 5.393% 2064[3]	4	4
Government National Mortgage Assn. 6.64% 2064[3]	1,139	1,180
Government National Mortgage Assn. 6.64% 2064[3]	115	117
Government National Mortgage Assn. 4.664% 2065[3]	651	656
Government National Mortgage Assn. Pool #892950 3.307% 2060[3,5]	1,315	1,348
Government National Mortgage Assn. Pool #894475 4.127% 2063[3,5]	3,959	4,165
Government National Mortgage Assn. Pool #AG8149 2.735% 2064[3,5]	440	446
Government National Mortgage Assn. Pool #AG8156 3.196% 2064[3,5]	607	620
Government National Mortgage Assn. Pool #894482 4.131% 2064[3,5]	5,412	5,697
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.408% 2060[3,5]	8,883	9,003
Government National Mortgage Assn., Series 2012-H20, Class PT, 2.925% 2062[3,5]	2,872	2,898
Government National Mortgage Assn., Series 2012-H12, Class FT, (1 Year CMT Weekly Rate + 0.70%) 2.95% 2062[3,5]	2,465	2,480
National Credit Union Administration, Series 2011-R1, Class 1A, (1-month USD-LIBOR + 0.45%) 2.373% 2020[3,5]	212	212
National Credit Union Administration, Series 2011-R3, Class 1A, (1-month USD-LIBOR + 0.40%) 2.413% 2020[3,5]	326	326
National Credit Union Administration, Series 2011-R2, Class 1A, (1-month USD-LIBOR + 0.40%) 2.425% 2020[3,5]	97	97
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033[3]	6,691	6,736
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[3]	6,298	6,388
Total mortgage-backed obligations		859,111
Federal agency bonds & notes 20.43%
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[3]	962	944
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[3]	693	681
Fannie Mae 1.75% 2019	16,000	15,841
Fannie Mae 1.25% 2021	11,400	10,917
Fannie Mae 7.125% 2030	4,000	5,508
Federal Home Loan Bank 1.75% 2018	74,000	73,822
Federal Home Loan Bank 3.375% 2023	16,715	17,131
Federal Home Loan Bank 5.50% 2036	600	783
Freddie Mac 3.75% 2019	12,750	12,889
Freddie Mac 2.375% 2021	100,000	99,265
Private Export Funding Corp. 1.45% 2019	17,500	17,323
Private Export Funding Corp. 2.25% 2020	5,000	4,971
Private Export Funding Corp. 3.55% 2024	6,340	6,543
Small Business Administration, Series 2001-20K, 5.34% 2021[3]	40	41
Small Business Administration, Series 2001-20J, 5.76% 2021[3]	16	16
Small Business Administration, Series 2001-20F, 6.44% 2021[3]	65	68
Small Business Administration, Series 2003-20B, 4.84% 2023[3]	182	187
Tennessee Valley Authority 2.875% 2027	10,000	9,764
Tennessee Valley Authority 4.65% 2035	2,330	2,701
Tennessee Valley Authority 5.88% 2036	1,750	2,296
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,965
Tennessee Valley Authority, Series A, 4.625% 2060	250	302
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 161 of 171

unaudited
Bonds, notes & other debt instruments Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
TVA Southaven 3.846% 2033[3]	$1,370	$1,372
U.S. Department of Housing and Urban Development, Series 2015-A-4, 1.33% 2018	10,000	9,992
U.S. Department of Housing and Urban Development, Series 2015-A-6, 1.98% 2020	11,510	11,355
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	5,000	4,942
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	8,000	7,897
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	2,000	1,999
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	3,000	2,991
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	3,515	3,502
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	3,500	3,499
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	15,332	15,276
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	5,106	5,098
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	3,500	3,522
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	3,307	3,334
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	3,300	3,272
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	3,177	3,122
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,734	2,750
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	657
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	19,750	19,652
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	87,617
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	42,757
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	43,711
United States Agency for International Development, Morocco (Kingdom of) 7.55% 2026[3]	3,477	3,997
United States Agency for International Development, Iraq (State of), 2.149% 2022	6,670	6,475
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,878
United States Agency for International Development, Ukraine, 1.844% 2019	1,445	1,435
United States Agency for International Development, Ukraine, 1.471% 2021	4,410	4,228
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.49% 2029[3]	838	845
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.82% 2032[3]	944	965
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.938% 2032[3]	772	801
		615,899
Total bonds, notes & other debt instruments (cost: $3,019,008,000)		2,987,762
Short-term securities 16.56%
3M Co. 1.90% due 7/9/2018[6]	18,800	18,790
Chariot Funding, LLC 2.25% due 8/31/2018[6]	25,000	24,905
CHARTA, LLC 2.27% due 9/28/2018[6]	30,000	29,827
Chevron Corp. 1.98%–2.01% due 8/23/2018–9/10/2018[6]	50,000	49,809
Coca-Cola Co. 2.23% due 10/5/2018[6]	50,000	49,704
Eli Lilly and Co. 1.91% due 7/9/2018[6]	30,000	29,984
ExxonMobil Corp. 1.91% due 8/2/2018	20,000	19,963
Federal Farm Credit Banks 1.94% due 10/4/2018	20,000	19,898
Hershey Co. 1.98% due 7/16/2018[6]	10,000	9,991
Intel Corp. 1.94% due 7/23/2018[6]	41,300	41,246
Kimberly-Clark Corp. 1.95% due 7/9/2018[6]	8,500	8,495
National Rural Utilities Cooperative Finance Corp. 1.98% due 7/19/2018	10,000	9,989
PepsiCo Inc. 1.96% due 8/6/2018[6]	60,000	59,873
Pfizer Inc. 2.03% due 9/10/2018[6]	50,000	49,787
Simon Property Group, LP 1.87% due 7/27/2018[6]	20,000	19,969
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 162 of 171

unaudited
Short-term securities	Principal amount (000)	Value (000)
Société Générale 1.79% due 7/2/2018[6]	$37,100	$37,094
United Parcel Service Inc. 1.87% due 7/11/2018[6]	20,000	19,987
Total short-term securities (cost: $499,371,000)		499,311
Total investment securities 115.66% (cost: $3,518,379,000)		3,487,073
Other assets less liabilities (15.66)%		(472,050)
Net assets 100.00%		$3,015,023
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[7] (000)	Value at 6/30/2018[8] (000)	Unrealized (depreciation) appreciation at 6/30/2018 (000)
90 Day Euro Dollar Futures	Long	1	December 2018	$250	$243	$—[9]
2 Year U.S. Treasury Note Futures	Long	1,895	October 2018	379,000	401,414	(233)
5 Year U.S. Treasury Note Futures	Long	13,644	October 2018	1,364,400	1,550,193	7,833
10 Year U.S. Treasury Note Futures	Long	3,146	September 2018	314,600	378,110	2,093
10 Year Ultra U.S. Treasury Note Futures	Long	312	September 2018	31,200	40,009	361
20 Year U.S. Treasury Bond Futures	Long	97	September 2018	9,700	14,065	35
30 Year Ultra U.S. Treasury Bond Futures	Short	159	September 2018	(15,900)	(25,370)	17
						$10,106
Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)
1.9475%	U.S. EFFR	9/26/2018	$3,090,000	$54	$—	$54
1.882%	U.S. EFFR	9/26/2018	142,200	(12)	—	(12)
1.8975%	U.S. EFFR	9/26/2018	374,000	(22)	—	(22)
1.8935%	U.S. EFFR	9/26/2018	398,000	(26)	—	(26)
1.865%	U.S. EFFR	9/26/2018	364,900	(40)	—	(40)
U.S. EFFR	2.385%	5/1/2019	2,143,040	(120)	—	(120)
1.37%	U.S. EFFR	6/14/2019	60,500	(474)	—	(474)
1.362%	U.S. EFFR	6/21/2019	60,500	(492)	—	(492)
1.351%	U.S. EFFR	6/28/2019	60,500	(511)	—	(511)
2.32475%	3-month USD-LIBOR	2/9/2020	490,000	(3,245)	—	(3,245)
3-month USD-LIBOR	2.3774%	2/13/2020	390,000	2,270	—	2,270
1.997%	U.S. EFFR	2/13/2020	60,900	(308)	—	(308)
1.989%	U.S. EFFR	2/13/2020	61,000	(316)	—	(316)
1.9425%	3-month USD-LIBOR	3/17/2020	165,000	(2,231)	—	(2,231)
U.S. EFFR	2.19%	3/29/2020	135,300	383	—	383
2.5935%	3-month USD-LIBOR	3/29/2020	136,200	(377)	—	(377)
2.577%	3-month USD-LIBOR	3/29/2020	135,300	(413)	—	(413)
U.S. EFFR	2.174%	4/4/2020	71,520	230	—	230
2.5725%	3-month USD-LIBOR	4/4/2020	71,516	(235)	—	(235)
U.S. EFFR	2.19%	4/6/2020	47,300	139	—	139
3-month USD-LIBOR	2.761%	4/27/2020	100,000	18	—	18
U.S. EFFR	2.4195%	6/14/2020	121,000	(36)	—	(36)
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 163 of 171

unaudited
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)
1.8005%	3-month USD-LIBOR	9/28/2020	$48,000	$(1,062)	$—	$(1,062)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	3,065	—	3,065
3-month USD-LIBOR	1.225%	9/22/2021	60,000	3,051	—	3,051
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	254	—	254
3-month USD-LIBOR	1.9665%	2/2/2022	50,000	1,560	—	1,560
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	1,203	—	1,203
3-month USD-LIBOR	1.8675%	4/19/2022	70,000	2,545	—	2,545
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	2,351	—	2,351
3-month USD-LIBOR	1.948%	7/28/2022	20,000	714	—	714
2.80%	3-month USD-LIBOR	9/2/2022	280,000	(767)	—	(767)
2.75%	3-month USD-LIBOR	9/2/2022	280,000	(1,024)	—	(1,024)
2.009%	3-month USD-LIBOR	10/4/2022	50,000	(1,744)	—	(1,744)
2.08934%	3-month USD-LIBOR	11/17/2022	40,700	(1,324)	—	(1,324)
2.2025%	3-month USD-LIBOR	12/4/2022	20,000	(563)	—	(563)
3-month USD-LIBOR	2.2455%	12/21/2022	25,000	666	—	666
2.27403%	3-month USD-LIBOR	12/29/2022	60,000	(1,529)	—	(1,529)
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	452	—	452
2.7435%	3-month USD-LIBOR	2/16/2023	41,000	(246)	—	(246)
3-month USD-LIBOR	2.8655%	4/23/2023	55,000	37	—	37
2.5815%	U.S. EFFR	5/25/2023	80,000	295	—	295
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	1,204	—	1,204
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	590	—	590
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	4,231	—	4,231
3-month USD-LIBOR	2.12813%	10/3/2024	65,000	2,848	—	2,848
3-month USD-LIBOR	2.4595%	1/12/2025	26,400	684	—	684
3-month USD-LIBOR	2.588%	1/26/2025	15,600	286	—	286
2.8775%	3-month USD-LIBOR	3/23/2025	29,800	(24)	—	(24)
2.905%	3-month USD-LIBOR	6/21/2025	38,425	29	—	29
3-month USD-LIBOR	1.798%	2/2/2026	35,000	2,652	—	2,652
3-month USD-LIBOR	2.24%	12/5/2026	55,100	2,776	—	2,776
3-month USD-LIBOR	2.27%	12/5/2026	44,900	2,160	—	2,160
2.579%	3-month USD-LIBOR	3/14/2027	53,000	(1,360)	—	(1,360)
2.333%	3-month USD-LIBOR	3/29/2027	42,000	(1,890)	—	(1,890)
3-month USD-LIBOR	2.31934%	11/17/2027	21,200	1,054	—	1,054
3-month USD-LIBOR	2.31613%	11/17/2027	19,800	990	—	990
2.925%	3-month USD-LIBOR	2/1/2028	12,800	(20)	—	(20)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	(35)	—	(35)
2.908%	3-month USD-LIBOR	2/1/2028	16,000	(36)	—	(36)
2.92%	3-month USD-LIBOR	2/2/2028	12,200	(22)	—	(22)
U.S. EFFR	2.5065%	3/22/2028	8,700	12	—	12
U.S. EFFR	2.535%	3/23/2028	6,700	(7)	—	(7)
U.S. EFFR	2.471%	3/27/2028	8,100	36	—	36
U.S. EFFR	2.4575%	3/29/2028	9,638	55	—	55
U.S. EFFR	2.424%	3/30/2028	8,160	70	—	70
U.S. EFFR	2.412%	4/5/2028	3,702	36	—	36
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	47	—	47
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(127)	—	(127)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	31	—	31
3-month USD-LIBOR	2.963%	2/1/2038	9,800	31	—	31
3-month USD-LIBOR	2.986%	2/1/2038	7,800	12	—	12
3-month USD-LIBOR	2.967%	2/2/2038	7,600	22	—	22
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(752)	—	(752)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(803)	—	(803)
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 164 of 171

unaudited
Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2018 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2018 (000)
3-month USD-LIBOR	3.238%	8/8/2044	$16,000	$(897)	$—	$(897)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	548	—	548
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	923	—	923
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	172	—	172
3-month USD-LIBOR	2.52822%	11/23/2045	13,350	1,079	—	1,079
U.S. EFFR	2.166%	10/23/2047	10,000	615	—	615
U.S. EFFR	2.145%	11/9/2047	15,400	1,015	—	1,015
U.S. EFFR	2.153%	11/10/2047	15,300	983	—	983
U.S. EFFR	2.155%	11/10/2047	8,640	551	—	551
U.S. EFFR	2.17%	11/13/2047	15,660	951	—	951
2.964%	3-month USD-LIBOR	2/12/2048	9,100	61	—	61
U.S. EFFR	2.5635%	2/12/2048	33,204	(708)	—	(708)
3-month USD-LIBOR	2.96%	2/15/2048	4,600	(27)	—	(27)
3-month USD-LIBOR	2.9825%	2/20/2048	9,000	(96)	—	(96)
2.98%	3-month USD-LIBOR	3/15/2048	2,000	21	—	21
2.9625%	3-month USD-LIBOR	3/15/2048	2,000	13	—	13
U.S. EFFR	2.4615%	3/15/2048	2,000	—[9]	—	—[9]
U.S. EFFR	2.485%	3/15/2048	2,000	(10)	—	(10)
U.S. EFFR	2.425%	3/16/2048	4,100	32	—	32
2.917%	3-month USD-LIBOR	3/16/2048	4,100	(12)	—	(12)
U.S. EFFR	2.505%	3/22/2048	4,300	(38)	—	(38)
U.S. EFFR	2.51375%	3/22/2048	4,700	(51)	—	(51)
3-month USD-LIBOR	3.006%	3/23/2048	11,074	(174)	—	(174)
3-month USD-LIBOR	2.848%	4/3/2048	14,000	241	—	241
3-month USD-LIBOR	2.8245%	4/4/2048	11,300	250	—	250
3-month USD-LIBOR	3.016%	5/9/2048	4,026	(72)	—	(72)
3-month USD-LIBOR	3.003%	5/9/2048	6,000	(91)	—	(91)
3.06%	3-month USD-LIBOR	5/11/2048	3,400	92	—	92
3.04%	3-month USD-LIBOR	5/14/2048	3,526	81	—	81
3.029%	3-month USD-LIBOR	5/14/2048	3,100	64	—	64
U.S. EFFR	2.625%	5/25/2048	18,000	(616)	—	(616)
U.S. EFFR	2.445%	6/4/2048	6,700	25	—	25
U.S. EFFR	2.471%	6/29/2048	9,008	(16)	—	(16)
					$—	$21,859
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $64,163,000, which represented 2.13% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $449,461,000, which represented 14.91% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 165 of 171

unaudited
Key to abbreviations and symbol
CMT = Constant Maturity Treasury
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars
American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 166 of 171

Managed Risk Growth Fund
Investment portfolio
June 30, 2018
unaudited
Growth funds 80.38%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,351,155	$259,279
Total growth funds (cost: $233,384,000)		259,279
Fixed income funds 15.27%
American Funds Insurance Series – Bond Fund, Class 1	4,658,402	49,239
Total fixed income funds (cost: $50,664,000)		49,239
Short-term securities 4.40%
Government Cash Management Fund	14,206,955	14,207
Total short-term securities (cost: $14,207,000)		14,207
Total investment securities 100.05% (cost: $298,255,000)		322,725
Other assets less liabilities (0.05)%		(162)
Net assets 100.00%		$322,563
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	150	September 2018	$15,000	$17,043	$76

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
American Funds Insurance Series — Managed Risk Growth Fund — Page 167 of 171

Managed Risk International Fund
Investment portfolio
June 30, 2018
unaudited
Growth funds 80.64%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,052,381	$125,103
Total growth funds (cost: $112,444,000)		125,103
Fixed income funds 14.98%
American Funds Insurance Series – Bond Fund, Class 1	2,198,449	23,237
Total fixed income funds (cost: $23,947,000)		23,237
Short-term securities 4.45%
Government Cash Management Fund	689,518	6,896
Total short-term securities (cost: $6,896,000)		6,896
Total investment securities 100.07% (cost: $143,287,000)		155,236
Other assets less liabilities (0.07)%		(109)
Net assets 100.00%		$155,127
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	74	September 2018	$7,400	$8,408	$38

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
American Funds Insurance Series — Managed Risk International Fund — Page 168 of 171

Managed Risk Blue Chip
Income and Growth Fund
Investment portfolio
June 30, 2018
unaudited
Growth-and-income funds 80.26%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	20,377,436	$282,024
Total growth-and-income funds (cost: $274,887,000)		282,024
Fixed income funds 15.01%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,429,371	52,754
Total fixed income funds (cost: $54,041,000)		52,754
Short-term securities 4.78%
Government Cash Management Fund	16,809,408	16,809
Total short-term securities (cost: $16,809,000)		16,809
Total investment securities 100.05% (cost: $345,737,000)		351,587
Other assets less liabilities (0.05)%		(188)
Net assets 100.00%		$351,399
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	168	September 2018	$16,800	$19,088	$85

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
American Funds Insurance Series — Managed Risk Blue Chip Income and Growth Fund — Page 169 of 171

Managed Risk Growth-Income Fund
Investment portfolio
June 30, 2018
unaudited
Growth-and-income funds 81.58%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	3,723,850	$185,671
Total growth-and-income funds (cost: $172,960,000)		185,671
Fixed income funds 15.31%
American Funds Insurance Series – Bond Fund, Class 1	3,296,207	34,841
Total fixed income funds (cost: $35,853,000)		34,841
Short-term securities 3.18%
Government Cash Management Fund	7,224,073	7,224
Total short-term securities (cost: $7,224,000)		7,224
Total investment securities 100.07% (cost: $216,037,000)		227,736
Other assets less liabilities (0.07)%		(155)
Net assets 100.00%		$227,581
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	70	September 2018	$7,000	$7,953	$36

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 170 of 171

Managed Risk Asset Allocation Fund
Investment portfolio
June 30, 2018
unaudited
Asset allocation funds 96.49%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	188,290,272	$4,308,081
Total asset allocation funds (cost: $4,129,979,000)		4,308,081
Short-term securities 3.61%
Government Cash Management Fund	161,351,550	161,352
Total short-term securities (cost: $161,352,000)		161,352
Total investment securities 100.10% (cost: $4,291,331,000)		4,469,433
Other assets less liabilities (0.10)%		(4,589)
Net assets 100.00%		$4,464,844
Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[1] (000)	Value at 6/30/2018[2] (000)	Unrealized appreciation at 6/30/2018 (000)
5 Year U.S. Treasury Note Futures	Long	1,599	September 2018	$159,900	$181,674	$810

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
INGEFPX-998-0818O-S66047	American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 171 of 171

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the American Funds Insurance Series investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the American Funds Insurance Series internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Maria Manotok
Maria Manotok, Executive Vice President and Principal Executive Officer

Date: August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Maria Manotok
Maria Manotok, Executive Vice President and Principal Executive Officer

Date: August 31, 2018

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: August 31, 2018